UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number   811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code:   505-984-0200

Date of fiscal year end:     September 30

Date of reporting period:   March 31, 2020

Item 1. Reports to Stockholders

The following Semi-annual reports are attached hereto, in order:

Thornburg Short Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Low Duration Income Fund

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Thornburg Better World International Fund

Thornburg Capital Management Fund

Thornburg Long/Short Equity Fund

Thornburg Summit Fund

Semi-Annual Report
March 31, 2020
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.
THORNBURG EQUITY FUNDS
Multi Asset
Thornburg Investment Income Builder Fund
Thornburg Summit Fund
Global Equity
Thornburg Global Opportunities Fund
International Equity
Thornburg International Value Fund
Thornburg Better World International Fund
Thornburg International Growth Fund
Thornburg Developing World Fund
Domestic Equity
Thornburg Value Fund
Thornburg Core Growth Fund
Alternatives
Thornburg Long/Short Equity Fund

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Equity Funds
Semi-Annual Reports  |  March 31, 2020
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Thornburg Equity Funds Semi-Annual Report  |  3

Letter to Shareholders
March 31, 2020 (Unaudited)
Dear Shareholder:
I hope this letter finds you safe and healthy. Amid the COVID-19 pandemic, we’re all adjusting to the challenges of working and living new ways while trying to see into a cloudy future. In these uncertain times, all of us at Thornburg Investment Management are squarely focused on providing you with the best investment outcomes that we can.
Many of our portfolios were well positioned for higher volatility. While we did not predict the cause of this downturn, it’s clear that high prices make for more vulnerable markets. Given our solid liquidity and preparation, we’ve been able to take advantage of price swings as many assets were on sale after the market’s decline. Longer term, it appears even the extraordinary fiscal and monetary support will merely cushion the blow. After all, the reason policy makers’ actions have been so extreme is in large part because they view them as necessary.
Looking forward, our nimble, collaborative investment team is well suited to deliver. The reason that we have a benchmark agnostic, flexible approach is so that we can go where we find value, within the mandate and objectives of the portfolio. While many investment firms have good products and processes, Thornburg is designed to see the world differently, and our perspective from Santa Fe, NM, is especially valuable in challenging times. While many other professionals are siloed into narrow areas of expertise, without the ability to evaluate the bigger picture, we work across sectors and asset classes to find great investments and put them into balanced portfolios. The last few months have demonstrated the strength of our approach, given its adaptability and capacity to place new information in the context of broad portfolios quickly. Being nimble is part of Thornburg’s culture, and people across the organization are finding new ways to pitch in for the sake of our clients.
No one can predict with certainty what the market has in store for us, especially in the context of the current health crisis. What does seem certain, however, is that the events of the last few months are accelerating change that was already occurring, as well as underlining the vulnerability of many of the systems that many of us take for granted. That is true in our daily lives, as well as in financial markets. We believe our understanding of and participation in the interconnectedness of these markets is our core competency: We’re built for this.
Thank you so much for your time and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Equity Funds Semi-Annual Report

Letter to Shareholders, Continued
March 31, 2020 (Unaudited)
Thornburg Investment Income Builder Fund
Dear Fellow Shareholder:
This letter highlights the basic results of your Fund’s investment portfolio for the six-month period ended March 31, 2020. Your Fund’s fiscal year ends on September 30. In addition, we comment on the overall investment landscape, which has been evolving rapidly amidst the extraordinary developments associated with the global spread of COVID-19.
Thornburg Investment Income Builder Fund paid an ordinary dividend of $0.52 per Class I share in the six-month period ending March 31, 2020. This was approximately 4% above the dividend of $0.50 for the comparable period of fiscal 2019. The Fund paid $1.014 per Class I share for the trailing four quarters, up 4.4% from $0.970 in the prior year comparable period. The dividend per share were higher for Class R6 shares and lower for Class A, Class C, R3, R4 and R5 shares, to account for varying class-specific expenses.
The net asset value of the Class I shares decreased by $5.27 per share ($21.88 to $16.61) during the period under review. Importantly, the net asset value decreased by $6.53 per share in the 41 days from February 19 to March 31 as the COVID-19 pandemic gained momentum globally and set off a chain reaction of selling across a range of financial assets. As of the close of business on February 19, the net asset value of the Class I shares was $23.14 per share and the total return for the then partial semiannual period was 7.69%. The ensuing global chain reaction of selling financial assets was unprecedented in speed, depth and breadth, though the selling wave was significantly reversed in the final week of March with respect to government bonds, government agency bonds and high-grade corporate bonds as a result of U.S. Federal Reserve (and other central bank) buying of these instruments with newly printed money.
The next several paragraphs focus on the first three months of 2020. We provide brief descriptions of the largest individual equity holdings in your Fund portfolio and how these individual assets repriced during the March quarter. The final six weeks of the quarter dominated outcomes for the semiannual period under review. In general, we believe the rapid price declines for these businesses represent significant buying opportunities rather than warnings of impending competitive irrelevance or significant financial distress. Most have strong positions providing products and services that will prove to be more resilient than the overall global economy.
Most dividend-paying equities in the Thornburg Investment Income Builder Fund were down more than 15% in the first three months of calendar 2020. Listed below in descending order are the 25 largest equity holdings in the Fund as of March 31, 2020, along with year-to-date share price performance and trailing-year dividend yields at closing March 31, 2020, stock prices. Twenty-three of these holdings have delivered share price declines in 2020 to date. Together, these 25 firms comprise approximately 66% of the Fund’s total assets. Interest-bearing debt comprises almost 12% of assets and 39 other equities comprise a total of approximately 22% of portfolio assets. Individual position sizes range from more than 5% (telecom operator Orange SA) to approximately 1.5% for those holdings shown near the bottom of this list.
Thornburg Investment Income Builder Fund – Top 25 Equity Holdings as of March 31, 2020

Thornburg Equity Funds Semi-Annual Report  |  5

Letter to Shareholders, Continued
March 31, 2020 (Unaudited)
These are not trivial companies. Over time they generally tend to be well capitalized, and we epxect most should be good dividend payors in the years to come.
The global economy has been significantly dented by the COVID-19 outbreak, and by government actions taken to control this outbreak: travel restrictions, mandatory business closings, school closings, event cancellations, stay home orders, etc. We cannot predict how these companies’ 2020 dividends will be impacted by the COVID-19 outbreak, particularly any possible political pressures to reduce dividends. That noted, we believe these are strong businesses with important positions in their respective markets. The reader will notice a significant number of telecommunications, communications infrastructure and health care firms among these top 25 holdings, as well as other providers of various ingredients important to modern life. Aside from the fact that they have paid attractive dividends previously, in our view, the current crisis reinforces the essential nature of the products and services they provide.
The 39 equity investments shown below comprised approximately 22% of your Fund’s total net assets as of March 31, 2020. Some of these are not cyclical businesses (pharmaceuticals firms Pfizer and Novartis, or telecommunications network operators KPN and Singapore Telecommunications). Others are cyclical businesses that have paid attractive dividends in recent years (investment managers M&G and UBS), non-bank financials (Chimera Investment, MFA Financial, Solar Capital) or industrial materials producers (Glencore and LyondellBasell). In general, share prices of the cyclical businesses in the Thornburg Investment Income Builder Fund’s portfolio declined more than the entire portfolio for the period under review. The five insurance companies among these 39 have varying degrees of cyclicality, but their stock prices declined mostly due to concerns about the market values of their bond portfolios, which have likely recovered significantly as global central banks buy bonds (Zurich Insurance Group, Swiss Reinsurance, Axa, Legal & General and Generali).
Thornburg Investment Income Builder Fund’s bond holdings overall delivered negative returns during the period under review. U.S. government bond prices increased significantly as 10-year U.S. Treasury yields dropped from 1.92% to 0.67%. Corporate bond prices were generally lower, as much of March saw heavy selling of corporate credit.

6  |  Thornburg Equity Funds Semi-Annual Report

Letter to Shareholders, Continued
March 31, 2020 (Unaudited)
For example, the following graph shows the precipitous drop of the quoted price of a 4.55% bond due June 24, 2024, issued by U.S. energy infrastructure firm Williams Companies. This bond, issued at par in 2014, was quoted by Bloomberg at a dollar price of 110% of par to yield below 2% as recently as March 5, 2020. Over the next 18 days to March 23, the market price of this bond declined by some 33%, to yield 11.57%. We observed that bond mutual funds in the U.S. saw high redemptions over this period, so many sellers of corporate bond funds at that time were selling good assets at low prices. On the afternoon of March 23, the Federal Reserve Bank announced it would fund a bond purchase program for investment grade corporate bonds with final maturities below five years. The Williams Companies 4.55% bond qualifies for the Fed’s bond purchase program. As you can see in the accompanying graph of recent market prices for this bond, it has increased in value by more than 26% since March 23, and now yields 3.62% at a price of 103.36% of par. This bond is the second largest individual bond holding in Thornburg Investment Income Builder Fund’s portfolio. It is illustrative of the volatile ride many of the portfolio’s other bonds took during the month of March.
Thornburg Investment Income Builder Fund’s Class I share return of negative 21.96% for the semiannual period trailed its blended benchmark (75% MSCI World Net Total Return USD Index and 25% Bloomberg Barclays US Aggregate Bond Total Return Index Value USD), which returned negative 9.9% for the period. We have described many of the individual ingredients of your Fund’s six-month performance in the preceding paragraphs. The comparison benchmark benefited significantly from (i) a larger bond weighting than Investment Income Builder Fund and central bank support for the bond component of the blended index in the last week of March, and (ii) the fact that six of the seven largest holdings of the equity portion of the benchmark are technology giants whose share prices have performed relatively well, but pay low dividends or no dividends (Microsoft, Apple, Amazon, Facebook, Alphabet/Google and
Alibaba). Performance comparisons of Investment Income Builder to its blended benchmark over various periods are shown elsewhere in this report.
Although no central banks have been bidding up prices of most of the assets in your Investment Income Builder Fund portfolio, we are optimistic about the future return potential of these assets. Why? Virtually all of the businesses in your fund retain their market positions, providing important products and services that generate cash flows to pay attractive dividends. As high-quality bond yields, bank deposit yields and money market yields decline, we believe investors will direct capital into dividend-paying stocks and certain bonds, supporting prices of these.
Readers of this commentary who are long-time shareholders of Thornburg Investment Income Builder Fund will recall that the interest-bearing debt portion of the Fund’s portfolio has varied over time, ranging from less than 9% in 2015 to 45% at June 30, 2009. We tend to allocate more portfolio assets to interest-bearing debt when yields are more attractive. In the September 2019 fiscal year, more than 85% of Investment Income Builder Fund’s income was derived from stock dividends, the remainder coming from interest. In the coming quarters, this mix may likely include a higher proportion of interest income. We have already modestly increased your Fund’s weighting in interest-bearing debt. From today’s vantage point, we would expect to add assets from the more dislocated segments of the bond market that are less subject to price support from central bank buying.
The quarter ending March 31, 2020, was the 69th full calendar quarter since the inception of Thornburg Investment Income Builder Fund in December 2002. In 51 of these quarters the Fund delivered a positive total return. The Fund has delivered positive total returns in 14 of its 17 calendar years of existence.
We believe the extreme dislocation caused by the COVID-19 pandemic will be temporary. As we write these words, more than half of the global population, from countries comprising a significant majority of global GDP, are under “shelter in place” orders that sharply reduce normal economic activity. Government bodies around the world have taken unusual steps to control the disease and mitigate the consequences of related economic disruption in order to keep the basic structure of the global economy in place to resume normal economic activity when the pandemic passes.
When the COVID-19 pandemic passes, we believe people around the world will continue to buy goods and services and trade with each other. We expect the global economy will gradually repair, albeit with some significant changes, and, in the meantime, most governments will make reasonable attempts to bridge the material dislocations we currently witness. In the United States, for example, the combination of payments from the Paycheck Protection Program, enhanced weekly unemployment benefits, and CARES Act stimulus payments to

Thornburg Equity Funds Semi-Annual Report  |  7

Letter to Shareholders, Continued
March 31, 2020 (Unaudited)
qualifying households will surpass the median weekly income ($933/week as of Q4 2019) of many workers prior to the COVID-19 outbreak. More broadly, governments around the developed world have enacted fiscal stimulus programs amounting to approximately 10% of their combined GDPs, amounts approximately sufficient to offset -33% drops in GDP for a three-month period.
Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review additional information about your portfolio by going to our website, www.thornburg.com.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Strategist and Managing Director	Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

Ben Kirby, cfa Portfolio Manager Head of Investments and Managing Director	Matt Burdett Portfolio Manager and Managing Director
The performance data quoted represents past performance; it does not guarantee future results.
Neither the payment of, or increase in, dividends is guaranteed.
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
8  |  Thornburg Equity Funds Semi-Annual Report

Letter to Shareholders, Continued
March 31, 2020 (Unaudited)
Thornburg Global Opportunities Fund
Dear Fellow Shareholders:
This letter highlights the results of the Thornburg Global Opportunities Fund investment portfolio for the six-month period ended March 31, 2020. Your Fund’s fiscal year ends on September 30. In addition, we comment on the overall investment landscape, which has been evolving rapidly amidst the extraordinary developments associated with the global spread of COVID-19 (coronavirus).
The net asset value of the Class I shares decreased by $4.23 per share ($27.67 to $23.44) during the semiannual period under review. The net asset value decreased by $8.69 per share in the 41 days from February 19 to March 31 as the COVID-19 pandemic gained momentum globally and set off a chain reaction of selling across a range of financial assets as lockdown orders spread. As of the close of business on February 19, the net asset value of Thornburg Global Opportunities Fund’s Class I shares was $32.13 per share and the total return for the then partial semiannual period was +18.09%. The ensuing global chain reaction of selling financial assets was unprecedented in speed, depth and breadth. The selling wave was partially reversed in the final week of March with respect to government bonds, government agency bonds and high-grade corporate bonds as a result of Federal Reserve (and other central bank) buying of these instruments with newly printed money.
The next several paragraphs focus on your Fund’s largest portfolio holdings during the first three months of 2020. The final six weeks of the quarter dominated outcomes for these months and for the semiannual period under review. In general, we believe the rapid share price declines for these businesses over these weeks represent significant buying opportunities rather than warnings of impending competitive irrelevance or significant financial distress. Most have strong positions providing products and services that we believe will be resilient in the years ahead.
Most equities in the Thornburg Global Opportunities Fund were down more than 15% in the first three months of 2020 in a widespread global equity selloff. Listed below in descending order are the 20 largest equity holdings in the Fund as of March 31, 2020, along with 2020 year-to-date share price changes and trailing five-year average annual revenue growth rates for these businesses. Together, these firms comprised approximately 78% of the Fund’s total assets. Near-cash debt comprised 7% of assets, and 12 other equities comprised a total of approximately 15% of Fund assets as of March 31, 2020. Fifteen of these 20 largest equity investments delivered share price declines in 2020 through March 31, the exceptions being health care and digital communications–centric businesses. Individual position sizes varied from more than 5% (Alphabet, Facebook, Qorvo, Alibaba, Reliance Industries) to just over 2.25% for those shown near the bottom of this list.
Thornburg Global Opportunities Fund – Top 20 Equity Holdings as of March 31, 2020

Thornburg Equity Funds Semi-Annual Report  |  9

Letter to Shareholders, Continued
March 31, 2020 (Unaudited)
Notice that a high incidence of these investments are in firms tied to the digital economy, and to tools that facilitate digital communications.
These are not trivial businesses. Over time they generally tend to be well capitalized. We believe most of these will emerge from the present economic valley with their competitive positions either intact or improved. Most have been growing faster than the global economy, and some of the slower growers over recent years appear to be advantaged in their industries at this time. Most of their share prices have increased significantly between March 31 and the date of this letter.
The Thornburg Global Opportunities Fund’s Class I share return of negative 13.85% for the semiannual period slightly beat its benchmark (MSCI All Country World Net Total Return USD Index "ACWI"), which returned negative 14.33% for the period. Most of your Fund’s net asset value decline occurred during the extraordinary month of March as governments around the world ordered significant portions of private economies to shut down. We expect these economies to gradually reopen in the current quarter.
In July of 2020 we will mark the 14th anniversary of the Fund’s inception. From its inception on July 28, 2006, through March 31, 2020, the Thornburg Global Opportunities Fund has outpaced the ACWI by an average margin of over 2.6% per year, resulting in a total cumulative return since inception of 154% (I shares) versus 79% for the ACWI.
The following table summarizes major sector weightings within the Global Opportunities Fund portfolio as of March 31, as well as general directional changes over the course of the semiannual period:
We believe the extreme dislocation caused by the COVID-19 pandemic will be temporary. As we write these words more than half of the global population, from countries comprising a significant majority of global GDP, are under “shelter in place” orders that sharply reduce normal economic activity. Government bodies around the world have taken unusual steps to control the disease and mitigate the consequences of related economic disruption in order to keep the basic structure of the global economy in place to resume normal economic activity when the pandemic passes.
When the COVID-19 pandemic passes, we believe people around the world will continue to buy goods and services and trade with each other. We expect the global economy will gradually repair, albeit with some significant changes, and, in the meantime, most governments will make reasonable attempts to bridge the material dislocations we currently witness. In the United States, for example, the combination of payments from the Payroll Protection Program, enhanced weekly unemployment benefits, and CARES Act stimulus payments to qualifying households will surpass the median weekly income ($933/week as of Q4 2019) of many workers prior to the COVID-19 outbreak. More broadly, governments around the developed world have enacted fiscal stimulus programs amounting to approximately 10% of their combined GDPs, amounts approximately sufficient to offset -33% drops in GDP for a three-month period.
Our Investment Framework
The Thornburg Global Opportunities Fund seeks capital appreciation from a focused portfolio of global equity investments. We believe the structure of the Fund—built on our core investment principles of flexibility, focus and value—provides a durable framework for value-added investing.
We urge shareholders of the Fund to maintain a long-term investment perspective rather than placing too much emphasis on return figures that are available daily, weekly, monthly and quarterly. We continue to follow our core investment principles of flexibility, focus and value, as we have since the Fund’s inception back in 2006.
Thank you for being a shareholder of the Thornburg Global Opportunities Fund. Remember that you can monitor portfolio

10  |  Thornburg Equity Funds Semi-Annual Report

Letter to Shareholders, Continued
March 31, 2020 (Unaudited)
holdings and other Fund information on our website, www.thornburg.com.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Strategist and Managing Director	Miguel Oleaga Portfolio Manager and Managing Director
The performance data quoted represents past performance; it does not guarantee future results.
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Thornburg Equity Funds Semi-Annual Report  |  11

Performance Summary
March 31, 2020 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INVESTMENT INCOME BUILDER FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/24/02)
Without sales charge	-18.64%	-2.76%	-0.91%	3.90%	7.27%
With sales charge	-22.30%	-4.25%	-1.82%	3.42%	6.98%
Class C Shares (Incep: 12/24/02)
Without sales charge	-19.29%	-3.49%	-1.64%	3.16%	6.59%
With sales charge	-20.07%	-3.49%	-1.64%	3.16%	6.59%
Class I Shares (Incep: 11/3/03)	-18.46%	-2.48%	-0.62%	4.23%	6.60%
Class R3 Shares (Incep: 2/1/05)	-18.93%	-3.07%	-1.23%	3.58%	5.01%
Class R4 Shares (Incep: 2/1/08)	-18.86%	-3.01%	-1.16%	3.69%	2.91%
Class R5 Shares (Incep: 2/1/07)	-18.51%	-2.60%	-0.74%	4.10%	3.81%
Class R6 Shares (Incep: 4/10/17)	-18.37%	-	-	-	-2.33%
MSCI World Net Total Return USD Index (Since 12/24/02)	-10.39%	1.92%	3.25%	6.57%	7.10%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INVESTMENT INCOME BUILDER FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SUMMIT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class I Shares (Incep: 3/1/19)	-2.28%	-	-	-	-0.39%
60% MSCI ACWI Net / 40% Bloomberg Barclays Global (Since 3/1/19)	-4.94%	-	-	-	-3.62%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SUMMIT FUND	FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the Funds’ most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Thornburg Investment Income Builder Fund; Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. Thornburg Summit Fund; Class A shares are sold with a maximum sales charge of 4.50%. There is no sales charge for Class I shares. As disclosed in the Funds’ most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: Thornburg Investment Income Builder Fund; A shares, 1.27%; C shares, 2.01%; I shares, 1.02%; R3 shares, 1.72%; R4 shares, 1.64%; R5 shares, 1.22%; R6 shares, 0.96%. Thornburg Summit Fund; A shares, 2.72%; I shares, 2.47%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: Thornburg Investment Income Builder Fund; R3 shares, 1.64%; R4 shares, 1.54%; R5 shares, 1.13%; R6 shares, 0.94%. Thornburg Summit Fund; A shares, 2.00%; I shares, 1.75%. For more detailed information on fund expenses and waivers/reimbursements please see the Funds’ prospectus.
30-day SEC Yield as of 3/31/20 for Thornburg Investment Income Builder Fund (A Shares) : 4.21%
12   |  Thornburg Equity Funds Semi-Annual Report

Performance Summary, Continued
March 31, 2020 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG GLOBAL OPPORTUNITIES FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 7/28/06)
Without sales charge	-14.10%	-4.66%	-1.82%	5.76%	6.60%
With sales charge	-17.97%	-6.11%	-2.72%	5.28%	6.25%
Class C Shares (Incep: 7/28/06)
Without sales charge	-14.75%	-5.39%	-2.55%	4.96%	5.79%
With sales charge	-15.59%	-5.39%	-2.55%	4.96%	5.79%
Class I Shares (Incep: 7/28/06)	-13.88%	-4.37%	-1.50%	6.18%	7.06%
Class R3 Shares (Incep: 2/1/08)	-14.33%	-4.86%	-2.00%	5.64%	3.49%
Class R4 Shares (Incep: 2/1/08)	-14.23%	-4.77%	-1.91%	5.74%	3.58%
Class R5 Shares (Incep: 2/1/08)	-13.91%	-4.39%	-1.51%	6.17%	4.02%
Class R6 Shares (Incep: 4/10/17)	-13.76%	-	-	-	-4.46%
MSCI AC World Net Total Return USD Index (Since 7/28/06)	-11.26%	1.50%	2.85%	5.88%	4.37%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG GLOBAL OPPORTUNITIES FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERNATIONAL VALUE FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 5/28/98)
Without sales charge	-10.39%	-1.07%	-0.10%	2.63%	6.13%
With sales charge	-14.42%	-2.58%	-1.02%	2.16%	5.91%
Class C Shares (Incep: 5/28/98)
Without sales charge	-11.03%	-1.81%	-0.83%	1.87%	5.31%
With sales charge	-11.87%	-1.81%	-0.83%	1.87%	5.31%
Class I Shares (Incep: 3/30/01)	-10.13%	-0.75%	0.25%	3.01%	5.76%
Class R3 Shares (Incep: 7/1/03)	-10.60%	-1.26%	-0.27%	2.45%	6.38%
Class R4 Shares (Incep: 2/1/07)	-10.42%	-1.05%	-0.08%	2.65%	1.87%
Class R5 Shares (Incep: 2/1/05)	-10.19%	-0.80%	0.19%	2.93%	4.79%
Class R6 Shares (Incep: 5/1/12)	-10.04%	-0.62%	0.40%	-	2.95%
MSCI EAFE Net Total Return USD Index (Since 5/28/98)	-14.38%	-1.82%	-0.62%	2.72%	3.11%
MSCI AC World ex USA Net Total Return USD Index (Since 5/28/98)	-15.57%	-1.96%	-0.64%	2.05%	3.53%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERNATIONAL VALUE FUND	FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Thornburg Global Opportunities Fund; Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. Thornburg International Value Fund; Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Funds’ most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: Thornburg Global Opportunities Fund; A shares, 1.33%; C shares, 2.09%; I shares, 1.06%; R3 shares, 2.20%; R4 shares, 1.86%; R5 shares, 1.27%; R6 shares, 1.00%. Thornburg International Value Fund; A shares, 1.26%; C shares, 2.09%; I shares, 0.97%; R3 shares, 1.65%; R4 shares, 1.44%; R5 shares, 1.12%; R6 shares, 0.88%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: Thornburg Global Opportunities Fund; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.85%. Thornburg International Value Fund; R3 shares, 1.45%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Funds’ prospectus.
Thornburg Equity Funds Semi-Annual Report  |  13

Performance Summary, Continued
March 31, 2020 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG BETTER WORLD INTERNATIONAL FUND	1-YR	3-YR	SINCE INCEPTION
Class A Shares (Incep: 10/1/15)
Without sales charge	-9.50%	-0.36%	3.26%
With sales charge	-13.59%	-1.88%	2.21%
Class C Shares (Incep: 10/1/15)
Without sales charge	-10.01%	-0.91%	2.69%
With sales charge	-10.91%	-0.91%	2.69%
Class I Shares (Incep: 10/1/15)	-8.86%	0.37%	4.03%
MSCI AC World ex USA Net Total Return USD Index (Since 10/1/15)	-15.57%	-1.96%	2.07%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG BETTER WORLD INTERNATIONAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERNATIONAL GROWTH FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 2/1/07)
Without sales charge	-6.63%	2.62%	2.89%	7.41%	5.69%
With sales charge	-10.83%	1.05%	1.94%	6.92%	5.32%
Class C Shares (Incep: 2/1/07)
Without sales charge	-7.34%	1.84%	2.10%	6.59%	4.94%
With sales charge	-8.26%	1.84%	2.10%	6.59%	4.94%
Class I Shares (Incep: 2/1/07)	-6.35%	2.97%	3.27%	7.86%	6.19%
Class R3 Shares (Incep: 2/1/08)	-6.80%	2.45%	2.75%	7.31%	4.58%
Class R4 Shares (Incep: 2/1/08)	-6.72%	2.55%	2.84%	7.42%	4.68%
Class R5 Shares (Incep: 2/1/08)	-6.33%	2.97%	3.27%	7.85%	5.10%
Class R6 Shares (Incep: 2/1/13)	-6.23%	3.07%	3.38%	-	5.01%
MSCI AC World ex USA Growth Net Total Return USD Index (Since 2/1/07)	-7.31%	2.53%	2.10%	3.91%	2.26%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERNATIONAL GROWTH FUND	FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Thornburg Better World International Fund; Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I shares. Thornburg International Growth Fund; Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Funds’ most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: Thornburg Better World International Fund; A shares, 2.10%; C shares, 3.48%; I shares, 1.44%. Thornburg International Growth Fund; A shares, 1.32%; C shares, 2.08%; I shares, 1.03%; R3 shares, 2.02%; R4 shares, 1.91%; R5 shares, 1.29%; R6 shares, 0.99%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: Thornburg Better World International Fund; A shares, 1.83%; C shares, 2.38%; I shares, 1.09%. Thornburg International Growth Fund; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.89%. For more detailed information on fund expenses and waivers/reimbursements please see the Funds’ prospectus.
14   |  Thornburg Equity Funds Semi-Annual Report

Performance Summary, Continued
March 31, 2020 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG DEVELOPING WORLD FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/16/09)
Without sales charge	-15.30%	0.92%	-0.24%	3.36%	3.84%
With sales charge	-19.11%	-0.61%	-0.16%	2.89%	3.38%
Class C Shares (Incep: 12/16/09)
Without sales charge	-15.90%	0.17%	-1.00%	2.61%	3.09%
With sales charge	-16.74%	0.17%	-1.00%	2.61%	3.09%
Class I Shares (Incep: 12/16/09)	-14.96%	1.32%	0.17%	3.84%	4.34%
Class R5 Shares (Incep: 2/1/13)	-15.00%	1.32%	0.18%	-	0.65%
Class R6 Shares (Incep: 2/1/13)	-14.92%	1.41%	0.27%	-	0.75%
MSCI Emerging Markets Net Total Return USD Index (Since 12/16/09)	-17.69%	-1.62%	-0.37%	0.68%	1.06%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG DEVELOPING WORLD FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG VALUE FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/2/95)
Without sales charge	-16.62%	-0.62%	2.42%	6.11%	8.45%
With sales charge	-20.38%	-2.14%	1.48%	5.62%	8.25%
Class C Shares (Incep: 10/2/95)
Without sales charge	-17.27%	-1.43%	1.62%	5.29%	7.62%
With sales charge	-18.10%	-1.43%	1.62%	5.29%	7.62%
Class I Shares (Incep: 11/2/98)	-16.35%	-0.28%	2.80%	6.51%	6.43%
Class R3 Shares (Incep: 7/1/03)	-16.64%	-0.64%	2.43%	6.11%	6.22%
Class R4 Shares (Incep: 2/1/07)	-16.57%	-0.54%	2.53%	6.22%	3.90%
Class R5 Shares (Incep: 2/1/05)	-16.36%	-0.28%	2.80%	6.49%	6.10%
S&P 500 Total Return Index (Since 10/2/95)	-6.98%	5.10%	6.73%	10.53%	8.32%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG VALUE FUND	FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Thornburg Developing World Fund; Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R5 and R6 shares. Thornburg Value Fund; Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the Funds’ most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: Thornburg Developing World Fund; A shares, 1.50%; C shares, 2.26%; I shares, 1.19%; R5 shares, 2.07%; R6 shares, 1.14%. Thornburg Value Fund; A shares, 1.33%; C shares, 2.19%; I shares, 1.07%; R3 shares, 1.79%; R4 shares, 1.75%; R5 shares, 1.43%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: Thornburg Developing World Fund; I shares, 1.09%; R5 shares, 1.09%; R6 shares, 0.99%. Thornburg Value Fund; I shares, 0.99%; R3 shares, 1.35%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Funds’ prospectus.
Thornburg Equity Funds Semi-Annual Report  |  15

Performance Summary, Continued
March 31, 2020 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG CORE GROWTH FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/27/00)
Without sales charge	-4.71%	7.54%	5.63%	9.97%	6.18%
With sales charge	-8.99%	5.91%	4.66%	9.46%	5.93%
Class C Shares (Incep: 12/27/00)
Without sales charge	-5.45%	6.67%	4.79%	9.13%	5.34%
With sales charge	-6.29%	6.67%	4.79%	9.13%	5.34%
Class I Shares (Incep: 11/3/03)	-4.38%	7.93%	6.03%	10.43%	8.40%
Class R3 Shares (Incep: 7/1/03)	-4.85%	7.39%	5.49%	9.87%	8.49%
Class R4 Shares (Incep: 2/1/07)	-4.75%	7.51%	5.60%	9.98%	5.32%
Class R5 Shares (Incep: 10/3/05)	-4.38%	7.93%	6.03%	10.43%	7.43%
Russell 3000 Total Return Growth Index (Since 12/27/00)	-0.44%	10.54%	9.74%	12.68%	5.85%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG CORE GROWTH FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LONG/SHORT EQUITY FUND*	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class I Shares (Incep: 12/30/16)	-7.40%	1.63%	2.06%	6.57%	5.48%
S&P 500 Total Return Index	-6.98%	5.10%	6.73%	7.57%	7.57%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LONG/SHORT EQUITY FUND	FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Thornburg Core Growth Fund; Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. Thornburg Long/Short Equity Fund; there is no sales charge for Class I shares. As disclosed in the Funds’ most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: Thornburg Core Growth Fund; A shares, 1.35%; C shares, 2.18%; I shares, 1.05%; R3 shares, 1.80%; R4 shares, 1.91%; R5 shares, 1.39%. Thornburg Long/Short Equity Fund; I shares, 3.47%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: Thornburg Core Growth Fund; I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Funds’ prospectus.
*Performance prior to 12/30/2016 is from the predecessor fund, which was managed in a materially equivalent manner to the Thornburg Long/Short Equity Fund. The predecessor fund was not a registered mutual fund and was not subject to the same investment restrictions as the Long/Short Equity Fund. If the predecessor fund had been registered under the 1940 Act, the performance may have been different.
16   |  Thornburg Equity Funds Semi-Annual Report

Glossary
March 31, 2020 (Unaudited)
The Bloomberg Barclays US Aggregate Bond Total Return Index Value USD is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan European Aggregate, and the Asian-Pacific Aggregate indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.
Thornburg Investment Income Builder Fund’s Blended Index is composed of 25% Bloomberg Barclays US Aggregate Bond Total Return Index Value USD and 75% MSCI World Net Total Return USD Index, rebalanced monthly.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
The MSCI World Net Total Return USD Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country (AC) World Net Total Return USD Index is a market capitalization weighted index that is representative of the market structure of 47 developed and emerging market countries in North and South America, Europe, Africa, the Middle East, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country (AC) World ex USA Net Total Return USD Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. Beginning in January 2001, the index is calculated with net dividends reinvested in U.S. dollars. Prior data is calculated with gross dividends.
The MSCI EAFE (Europe, Australasia, Far East) Net Total Return USD Index is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country (AC) World ex USA Growth Net Total Return USD Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.
The MSCI Emerging Markets Net Total Return USD Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The S&P 500 Total Return Index is an unmanaged broad measure of the U.S. stock market.
The Russell 3000 Total Return Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. Source: Frank Russell Company.
P/E - Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the Fund’s future performance.
Price/Book ratio (P/B ratio) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.
Yield to Worst (YTW) – The lowest potential yield that can be received on a bond without the issuer actually defaulting.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Any securities, sectors, or countries mentioned are for illustration purposes only. Holdings are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.
The information given should not be considered tax advice. Please consult your tax advisor for personal tax questions and concerns.

Thornburg Equity Funds Semi-Annual Report  |  17

The Dividend Landscape
Thornburg Investment Income Builder Fund  |  March 31, 2020 (Unaudited)
To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”
The S&P 500 Index Payout Ratio — A Historical Perspective
The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the wake of the financial crisis, earnings-per-share on average declined, causing the payout ratio to spike, even as dividends paid by the S&P 500 portfolio declined. Earnings have since materially improved, bringing the payout ratio back in line with the overall trend in recent times.
Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process
The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, from early 2010, the number steadily climbed back to around 70%.
Rising Dividend Payments Despite Decreasing Dividend Yields
Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the dollar yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.
S&P 500 Index Payout Ratio
Source: Bloomberg, beginning in 1999 (uses operating earnings); “Irrational Exuberance”
by Robert J. Shiller, through 1998 (uses reported earnings).
Source: CSFB Quantitative and Equity Derivatives Strategy, Baseline, and FactSet.
Source: Bloomberg and FactSet as of 12/31/19
Past performance does not guarantee future results.

18  |  Thornburg Equity Funds Semi-Annual Report

The Dividend Landscape, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2020 (Unaudited)
The Top 100 Dividend Yields
	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX
Real Estate	27%	31%
Financials	21%	27%
Consumer Discretionary	19%	10%
Energy	18%	15%
Industrials	4%	6%
Materials	4%	2%
Consumer Staples	2%	1%
Information Technology	2%	1%
Communication Services	2%	6%
Utilities	1%	1%
Health Care	0%	0%
A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!
In the (large cap) Russell 1000 Index, 49% of the top 100 dividend payers are in the real estate and financials sectors. In the (small cap) Russell 2000 Index, 60% of the top 100 dividend-yielding stocks are real estate or financials companies. To construct a diversified portfolio of attractive yielding stocks, one must look beyond these sectors. We certainly do.
Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.
Global Diversification Can Improve the Portfolio Yield
Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the financial and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.
Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.
Dividends are not guaranteed.

Thornburg Equity Funds Semi-Annual Report  |  19

Fund Summary
Thornburg Investment Income Builder Fund  |  March 31, 2020 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.
The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.
PORTFOLIO COMPOSITION
TOP TEN EQUITY HOLDINGS
Orange SA	5.4%
China Mobile Ltd.	4.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.9%
Roche Holding AG	3.4%
Deutsche Telekom AG	3.3%
CME Group, Inc.	2.9%
TOTAL S.A.	2.8%
Merck & Co., Inc.	2.8%
Walgreens Boots Alliance, Inc.	2.7%
JPMorgan Chase & Co.	2.7%

SECTOR EXPOSURE (percent of equity holdings)
Financials	20.7%
Communication Services	20.0%
Health Care	14.1%
Information Technology	11.7%
Energy	8.6%
Consumer Staples	5.2%
Utilities	5.2%
Real Estate	4.1%
Materials	4.0%
Industrials	3.2%
Consumer Discretionary	3.2%

COUNTRY EXPOSURE * (percent of Fund)
United States	38.1%
France	11.5%
Switzerland	8.7%
Netherlands	6.0%
United Kingdom	5.9%
Italy	5.0%
China	4.4%
Taiwan	3.9%
Germany	3.7%
South Korea	3.5%
Russian Federation	2.2%
Spain	1.4%
Singapore	0.9%
Australia	0.7%
South Africa	0.4%
Ireland	0.3%
Jamaica	0.3%
Colombia	0.3%
Canada	0.2%
Brazil	0.1%
Cayman Islands	0.1%
Japan	0.1%
Belgium	0.1%
Mexico	0.0%**
Saint Lucia	0.0%**
Other Assets Less Liabilities	2.2%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.

20  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2020 (Unaudited)
QUARTERLY DIVIDEND HISTORY, CLASS A
YEAR	Q1	Q2	Q3	Q4	TOTAL
2003	9.2¢	11.2¢	12.4¢	17.5¢	50.3¢
2004	10.2¢	12.5¢	15.0¢	21.8¢	59.5¢
2005	11.0¢	13.6¢	17.4¢	29.0¢	71.0¢
2006	12.5¢	16.0¢	19.2¢	33.0¢	80.7¢
2007	14.2¢	18.5¢	21.5¢	36.8¢	91.0¢
2008	17.9¢	21.8¢	26.0¢	36.8¢	102.5¢
2009	18.0¢	24.2¢	28.0¢	34.5¢	104.7¢
2010	19.8¢	25.0¢	32.0¢	36.0¢	112.8¢
2011	21.0¢	26.0¢	32.0¢	37.5¢	116.5¢
2012	21.5¢	26.0¢	28.5¢	36.0¢	112.0¢
2013	21.5¢	25.3¢	25.0¢	24.5¢	96.3¢
2014	22.5¢	24.0¢	27.0¢	26.0¢	99.5¢
2015	16.5¢	20.0¢	20.0¢	25.3¢	81.8¢
2016	17.0¢	18.5¢	19.5¢	21.5¢	76.5¢
2017	17.0¢	20.0¢	26.0¢	29.5¢	92.5¢
2018	18.0¢	20.0¢	24.0¢	28.0¢	90.0¢
2019	19.0¢	21.5¢	25.0¢	30.0¢	95.5¢
2020	19.0¢
We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.
Thornburg Equity Funds Semi-Annual Report  |  21

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2020 (Unaudited)
EVOLUTION OF INDUSTRY GROUP EXPOSURE
Top 10 industry groups quarter by quarter (percent of equity holdings)
As of 3/31/2020
Telecommunication Services	20.0%
Pharmaceuticals, Biotechnology & Life Sciences	14.1%
Diversified Financials	10.3%
Semiconductors & Semiconductor Equipment	9.2%
Energy	8.6%
Banks	5.6%
Utilities	5.2%
Insurance	4.6%
Real Estate	4.1%
Materials	4.0%

As of 12/31/2019
Telecommunication Services	15.5%
Diversified Financials	13.6%
Energy	12.9%
Pharmaceuticals, Biotechnology & Life Sciences	9.6%
Semiconductors & Semiconductor Equipment	9.5%
Banks	6.0%
Materials	5.4%
Utilities	4.7%
Real Estate	3.9%
Insurance	3.0%

As of 9/30/2019
Telecommunication Services	15.8%
Diversified Financials	15.7%
Energy	12.7%
Pharmaceuticals, Biotechnology & Life Sciences	9.1%
Semiconductors & Semiconductor Equipment	8.5%
Banks	5.5%
Materials	5.3%
Utilities	4.7%
Real Estate	4.1%
Insurance	3.0%

As of 6/30/2019
Telecommunication Services	17.3%
Diversified Financials	15.1%
Energy	13.1%
Pharmaceuticals, Biotechnology & Life Sciences	7.9%
Semiconductors & Semiconductor Equipment	7.8%
Banks	5.9%
Materials	5.1%
Utilities	4.7%
Real Estate	3.9%
Transportation	3.9%

THORNBURG INVESTMENT INCOME BUILDER FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236
Class R6	TIBOX	885-216-663
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
22  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg Summit Fund  |  March 31, 2020 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks to grow real wealth over time. “Real wealth” for this purpose is a mix of capital appreciation and current income that is intended to exceed the rate of inflation. While the Fund seeks to achieve its goal over a variety of different market environments by selecting investments from a range of asset classes, the value of an investment in the Fund will fluctuate and the Fund may not achieve its goal in every environment or in all environments. Under normal conditions the Fund’s investments are expected to emphasize long positions in equity securities and fixed income obligations, though the Fund may also invest a significant amount of its assets in short positions in equity securities and fixed income obligations, in commodities-related investments, in derivative instruments, in currencies, and in cash or cash equivalents. There are no specific percentage limitations on the amount of the Fund’s portfolio that may be invested in a particular asset class, and the proportions of the Fund’s assets that are invested in the respective asset classes are expected to vary over time and from time to time depending upon Thornburg’s perceptions of which types of investments represent better values and opportunities to achieve the Fund’s investment goal.
With respect to its equity investments, the Fund may invest in any stock or equity security, including common stocks, preferred stocks, convertible securities, warrants, depositary receipts, partnership interests, publicly traded real estate investment trusts, and shares in exchange traded funds. The Fund may invest in companies of any size. The Fund’s portfolio may include investments in United States issuers and the securities of issuers domiciled outside the
United States, including developing countries. The relative proportions of the Fund’s U.S. and foreign investments will vary over time depending upon Thornburg’s view of specific investment opportunities and macroeconomic factors.
PORTFOLIO COMPOSITION
SECTOR EXPOSURE (percent of equity holdings)
Information Technology	26.2%
Consumer Discretionary	19.4%
Financials	17.2%
Communication Services	10.9%
Health Care	7.6%
Energy	6.7%
Consumer Staples	5.4%
Industrials	2.8%
Utilities	2.4%
Materials	1.4%

Thornburg Equity Funds Semi-Annual Report  |  23

Fund Summary, Continued
Thornburg Summit Fund  |  March 31, 2020 (Unaudited)
COUNTRY EXPOSURE * (percent of Fund)
United States	64.2%
Netherlands	4.6%
France	3.3%
Japan	3.0%
India	2.4%
China	2.4%
Taiwan	2.1%
Switzerland	1.6%
Germany	1.5%
Hong Kong	1.2%
United Kingdom	1.2%
Australia	1.0%
Argentina	1.0%
United Arab Emirates	0.6%
Canada	0.5%
Ireland	0.5%
Brazil	0.5%
Mexico	0.1%
Other Assets Less Liabilities	8.3%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

TOP TEN LONG HOLDINGS
Visa, Inc. Class A	3.1%
Microsoft Corp.	3.1%
JPMorgan Chase & Co.	2.5%
CME Group, Inc.	2.4%
Facebook, Inc. Class A	2.1%
Amazon.com, Inc.	2.0%
Royal Dutch Shell plc Class A	1.9%
HDFC Bank Ltd. ADR	1.8%
Estee Lauder Cos, Inc.	1.8%
Alphabet, Inc. Class A	1.7%
THORNBURG SUMMIT FUND	NASDAQ SYMBOLS	CUSIPS
Class I	TSUMX	885-216-580
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes. Class A shares are not currently available for purchase.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

24  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg Global Opportunities Fund  |  March 31, 2020 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.
The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million. The Fund may also invest in debt obligations of any kind.
ASSET STRUCTURE
MARKET CAPITALIZATION EXPOSURE
TOP TEN EQUITY HOLDINGS
Alphabet, Inc. Class A	5.6%
Facebook, Inc. Class A	5.4%
Qorvo, Inc.	5.2%
Alibaba Group Holding Ltd.	5.1%
Reliance Industries Ltd.	5.0%
Vestas Wind Systems A/S	4.7%
GDS Holdings Ltd. ADR	4.6%
Samsung Electronics Co. Ltd.	4.2%
OCI N.V.	4.0%
AbbVie, Inc.	3.9%

SECTOR EXPOSURE
Communication Services	20.1%
Information Technology	15.8%
Financials	13.0%
Industrials	12.4%
Health Care	9.2%
Materials	8.6%
Consumer Discretionary	7.1%
Energy	5.0%
Consumer Staples	2.5%
Utilities	0.1%
Other Assets Less Liabilities	6.2%

Thornburg Equity Funds Semi-Annual Report  |  25

Fund Summary, Continued
Thornburg Global Opportunities Fund  |  March 31, 2020 (Unaudited)
TOP TEN INDUSTRY GROUPS
Media & Entertainment	13.3%
Materials	8.6%
Semiconductors & Semiconductor Equipment	6.9%
Pharmaceuticals, Biotechnology & Life Sciences	6.8%
Telecommunication Services	6.8%
Transportation	6.8%
Capital Goods	5.6%
Diversified Financials	5.7%
Retailing	5.1%
Energy	5.0%

COUNTRY EXPOSURE * (percent of equity holdings)
United States	42.4%
China	13.5%
Netherlands	8.0%
India	5.3%
Denmark	5.0%
South Korea	4.5%
Taiwan	4.2%
United Kingdom	4.2%
Italy	3.7%
Switzerland	2.9%
Australia	2.6%
Ireland	2.1%
Macao	1.5%
France	0.1%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
THORNBURG GLOBAL OPPORTUNITIES FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129
Class R6	THOGX	885-216-655
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

26  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg International Value Fund  |  March 31, 2020 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary goal, the Fund also seeks some current income.
The Fund invests primarily in foreign securities or depositary receipts of foreign securities. The Fund may invest in developing countries.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Telefonaktiebolaget LM Ericsson Class B	3.2%
Alibaba Group Holding Ltd.	3.0%
Lonza Group AG	2.9%
Tencent Holdings Ltd.	2.8%
Ferrovial S.A.	2.8%
Nintendo Co. Ltd.	2.7%
Vinci S.A.	2.7%
BAE Systems plc	2.7%
adidas AG	2.7%
Meituan Dianping Class B	2.6%

SECTOR EXPOSURE
Industrials	19.5%
Information Technology	12.5%
Consumer Staples	12.1%
Communication Services	12.0%
Financials	11.2%
Consumer Discretionary	9.3%
Utilities	6.1%
Health Care	5.0%
Materials	3.4%
Energy	2.8%
Other Assets Less Liabilities	6.1%

Thornburg Equity Funds Semi-Annual Report  |  27

Fund Summary, Continued
Thornburg International Value Fund  |  March 31, 2020 (Unaudited)
TOP TEN INDUSTRY GROUPS
Capital Goods	14.5%
Food, Beverage & Tobacco	8.7%
Media & Entertainment	8.1%
Utilities	6.1%
Retailing	5.6%
Banks	5.0%
Semiconductors & Semiconductor Equipment	4.5%
Technology Hardware & Equipment	4.4%
Insurance	4.0%
Pharmaceuticals, Biotechnology & Life Sciences	4.0%

COUNTRY EXPOSURE * (percent of equity holdings)
China	20.8%
Switzerland	14.7%
France	14.2%
Japan	9.3%
Germany	8.2%
Spain	7.3%
United Kingdom	6.9%
Netherlands	5.6%
Sweden	3.4%
Canada	2.6%
Italy	2.0%
South Korea	1.9%
India	1.0%
Taiwan	0.9%
United States	0.7%
Hong Kong	0.5%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
THORNBURG INTERNATIONAL VALUE FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TGVAX	885-215-657
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

28  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg Better World International Fund  |  March 31, 2020 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation.
The Fund invests primarily in a broad range of foreign companies that demonstrate one or more positive environmental, social, and governance (ESG) characteristics that the investment manager identifies as significant. The Fund targets companies of any size or country of origin, and which we believe are high-quality and attractively valued.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Alibaba Group Holding Ltd.	4.6%
Tencent Holdings Ltd.	4.5%
Sony Corp.	3.5%
AIA Group Ltd.	3.3%
Enel S.p.A.	3.0%
Nomad Foods Ltd.	2.7%
Fresenius Medical Care AG & Co. KGaA	2.7%
Takeda Pharmaceutical Co. Ltd.	2.2%
Kao Corp.	2.1%
Reckitt Benckiser Group plc	2.1%

SECTOR EXPOSURE
Consumer Discretionary	17.3%
Health Care	14.3%
Information Technology	12.3%
Financials	11.0%
Communication Services	10.7%
Consumer Staples	9.8%
Industrials	9.6%
Materials	5.9%
Utilities	3.5%
Real Estate	0.9%
Other Assets Less Liabilities	4.7%

Thornburg Equity Funds Semi-Annual Report  |  29

Fund Summary, Continued
Thornburg Better World International Fund  |  March 31, 2020 (Unaudited)
TOP TEN INDUSTRY GROUPS
Retailing	8.9%
Consumer Durables & Apparel	8.4%
Capital Goods	8.1%
Health Care Equipment & Services	7.5%
Media & Entertainment	7.4%
Insurance	7.0%
Pharmaceuticals, Biotechnology & Life Sciences	6.8%
Materials	5.9%
Household & Personal Products	5.6%
Semiconductors & Semiconductor Equipment	5.3%

COUNTRY EXPOSURE * (percent of equity holdings)
China	14.6%
Japan	14.1%
Germany	13.3%
France	11.7%
United Kingdom	9.6%
United States	6.7%
Italy	5.6%
Switzerland	5.2%
Netherlands	5.1%
Hong Kong	3.4%
Denmark	2.6%
Ireland	2.2%
Taiwan	2.0%
Norway	1.3%
Sweden	1.2%
Spain	0.7%
Brazil	0.7%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
BETTER WORLD INTERNATIONAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TBWAX	885-216-721
Class C	TBWCX	885-216-713
Class I	TBWIX	885-216-697
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

30  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg International Growth Fund  |  March 31, 2020 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.
The Fund normally invests at least 75% of its assets in foreign securities or depositary receipts of foreign securities. However, the Fund may own a variety of securities, including domestic equity securities, partnership interests, and debt obligations. The Fund may also invest in developing countries.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Alibaba Group Holding Ltd.	6.0%
Tencent Holdings Ltd.	4.9%
AstraZeneca plc	4.1%
Wirecard AG	3.3%
Lonza Group AG	3.2%
Activision Blizzard, Inc.	3.0%
Adyen N.V.	2.9%
Kerry Group plc Class A	2.7%
adidas AG	2.7%
SK Hynix, Inc.	2.5%

SECTOR EXPOSURE
Information Technology	25.4%
Consumer Discretionary	19.4%
Communication Services	16.9%
Health Care	13.0%
Consumer Staples	7.6%
Financials	3.9%
Industrials	3.8%
Energy	1.9%
Other Assets Less Liabilities	8.1%

Thornburg Equity Funds Semi-Annual Report  |  31

Fund Summary, Continued
Thornburg International Growth Fund  |  March 31, 2020 (Unaudited)
TOP TEN INDUSTRY GROUPS
Software & Services	18.7%
Media & Entertainment	16.9%
Retailing	11.0%
Pharmaceuticals, Biotechnology & Life Sciences	9.1%
Food, Beverage & Tobacco	6.8%
Semiconductors & Semiconductor Equipment	6.7%
Consumer Durables & Apparel	4.3%
Consumer Services	4.1%
Diversified Financials	3.9%
Health Care Equipment & Services	3.9%

COUNTRY EXPOSURE * (percent of equity holdings)
China	16.9%
United States	11.4%
France	10.8%
Germany	10.8%
United Kingdom	8.8%
Netherlands	7.0%
Japan	6.9%
Australia	3.6%
Switzerland	3.5%
Ireland	2.9%
South Korea	2.8%
Taiwan	2.7%
Mexico	2.0%
Russian Federation	1.9%
Israel	1.9%
United Arab Emirates	1.7%
Sweden	1.7%
Argentina	1.6%
Macao	1.0%
Brazil	0.1%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
THORNBURG INTERNATIONAL GROWTH FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

32  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg Developing World Fund  |  March 31, 2020 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation. Under normal market conditions the Fund invests at least 80% of its assets in equity securities of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund may invest in issuers of any size of capitalization, including small companies.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Alibaba Group Holding Ltd.	9.3%
Tencent Holdings Ltd.	7.6%
Samsung Electronics Co. Ltd.	6.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.9%
AIA Group Ltd.	4.4%
HDFC Bank Ltd.	3.3%
Ping An Insurance Group Co. of China Ltd. Class H	3.2%
Unilever N.V.	3.0%
Reliance Industries Ltd.	2.6%
Shenzhou International Group Holdings Ltd.	2.5%

SECTOR EXPOSURE
Financials	25.7%
Consumer Discretionary	18.7%
Information Technology	17.1%
Communication Services	11.5%
Consumer Staples	6.9%
Energy	4.7%
Industrials	3.3%
Materials	3.3%
Utilities	2.4%
Health Care	1.5%
Other Assets Less Liabilities	4.9%

Thornburg Equity Funds Semi-Annual Report  |  33

Fund Summary, Continued
Thornburg Developing World Fund  |  March 31, 2020 (Unaudited)
TOP TEN INDUSTRY GROUPS
Banks	12.9%
Retailing	10.6%
Media & Entertainment	9.5%
Semiconductors & Semiconductor Equipment	7.8%
Insurance	7.6%
Technology Hardware & Equipment	7.7%
Diversified Financials	5.2%
Energy	4.7%
Consumer Services	4.3%
Consumer Durables & Apparel	3.8%

COUNTRY EXPOSURE * (percent of equity holdings)
China	36.6%
India	10.2%
Taiwan	6.9%
South Korea	6.3%
Russian Federation	6.0%
Hong Kong	5.8%
Brazil	4.3%
United States	4.1%
United Kingdom	3.2%
Indonesia	2.8%
Mexico	2.5%
Peru	2.3%
Chile	2.3%
Macao	2.1%
United Arab Emirates	1.9%
France	1.4%
Philippines	1.3%
Vietnam	0.0% **

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.
THORNBURG DEVELOPING WORLD FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838
Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

34  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg Value Fund  |  March 31, 2020 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary, non-fundamental goal, the Fund also seeks some current income.
The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and foreign and domestic debt obligations which, in the opinion of the Fund’s investment advisor, offer prospects for meeting the Fund’s investment goals.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Thermo Fisher Scientific, Inc.	6.1%
Alphabet, Inc. Class C	5.5%
Nomad Foods Ltd.	4.8%
Crown Holdings, Inc.	4.6%
JPMorgan Chase & Co.	4.5%
China Mobile Ltd.	4.0%
Comcast Corp. Class A	3.8%
Facebook, Inc. Class A	3.7%
Activision Blizzard, Inc.	3.6%
Alibaba Group Holding Ltd.	3.4%

SECTOR EXPOSURE
Communication Services	23.7%
Financials	15.8%
Health Care	14.8%
Consumer Discretionary	11.0%
Consumer Staples	9.3%
Information Technology	7.3%
Materials	6.6%
Energy	4.3%
Utilities	1.8%
Industrials	1.1%
Other Assets Less Liabilities	4.3%

TOP TEN INDUSTRY GROUPS
Media & Entertainment	19.7%
Pharmaceuticals, Biotechnology & Life Sciences	10.2%
Retailing	7.3%
Banks	6.8%
Materials	6.6%
Diversified Financials	6.3%
Food, Beverage & Tobacco	6.3%
Technology Hardware & Equipment	6.3%
Health Care Equipment & Services	4.6%
Energy	4.3%

THORNBURG VALUE FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TVAFX	885-215-731
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Semi-Annual Report  |  35

Fund Summary
Thornburg Core Growth Fund  |  March 31, 2020 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.
The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities and partnership interests. The Fund may invest in developing countries.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Amazon.com, Inc.	6.7%
Microsoft Corp.	6.1%
Apple, Inc.	5.2%
Alphabet, Inc. Class C	4.9%
Activision Blizzard, Inc.	4.4%
DaVita, Inc.	3.5%
salesforce.com, Inc.	3.4%
Netflix, Inc.	3.2%
Visa, Inc. Class A	3.1%
Comcast Corp. Class A	3.0%

SECTOR EXPOSURE
Information Technology	46.9%
Communication Services	17.4%
Consumer Discretionary	11.2%
Health Care	8.7%
Financials	4.7%
Consumer Staples	4.3%
Industrials	1.6%
Other Assets Less Liabilities	5.2%

TOP TEN INDUSTRY GROUPS
Software & Services	38.0%
Media & Entertainment	17.4%
Retailing	11.2%
Health Care Equipment & Services	7.0%
Technology Hardware & Equipment	5.2%
Diversified Financials	4.7%
Food, Beverage & Tobacco	4.3%
Semiconductors & Semiconductor Equipment	3.7%
Pharmaceuticals, Biotechnology & Life Sciences	1.7%
Capital Goods	1.1%

COUNTRY EXPOSURE * (percent of equity holdings)
United States	91.0%
Ireland	2.7%
Israel	2.2%
Mexico	1.9%
China	1.2%
Argentina	1.0%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

THORNBURG CORE GROWTH FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

36  |  Thornburg Equity Funds Semi-Annual Report

Fund Summary
Thornburg Long/Short Equity Fund  |  March 31, 2020 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation.
The Fund pursues its investment goal by investing a significant amount of its assets in long and short positions in a broad range of equity securities. While the Fund normally expects to invest a larger portion of its portfolio in long positions than short positions, the Fund expects to invest a significant portion of its assets in short positions.
SECTOR EXPOSURE
Health Care	18.7%
Communication Services	14.8%
Materials	5.3%
Financials	5.0%
Consumer Staples	6.7%
Energy	1.1%
Consumer Discretionary	-1.6%
Real Estate	-3.2%
Information Technology	-3.5%
Industrials	-7.3%
Other Assets Less Liabilities	64.1%

PORTFOLIO EXPOSURE
	1Q20	4Q19
Gross Long	109.1%	111.7%
Gross Short	-73.3%	-79.3%
Net Equity	35.9%	32.3%

ASSETS BY GEOGRAPHY
	Long	Short
United States	56.1%	43.9%
Ex-U.S	71.9%	28.1%
TOP TEN LONG HOLDINGS
Thermo Fisher Scientific, Inc.	5.9%
China Mobile Ltd.	5.2%
Alphabet, Inc. Class C	5.0%
Cooper Companies, Inc.	4.6%
Netflix, Inc.	4.5%
Comcast Corp. Class A	4.4%
Starbucks Corp.	4.3%
Nomad Foods Ltd.	4.2%
Amazon.com, Inc.	4.0%
Medtronic plc	4.0%

THORNBURG LONG/SHORT EQUITY FUND	NASDAQ SYMBOLS	CUSIPS
Class I	THLSX	885-216-689
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Semi-Annual Report  |  37

Schedule of Investments
Thornburg Investment Income Builder Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 88.1%
	Automobiles & Components — 0.1%
	Automobiles — 0.1%
	Fiat Chrysler Automobiles N.V.	1,817,794	$ 12,976,759
			12,976,759
	Banks — 4.9%
	Banks — 4.9%
	BNP Paribas S.A.	2,069,472	60,418,683
	DBS Group Holdings Ltd.	2,266,000	29,567,108
	ING Groep N.V.	10,446,600	53,529,347
	JPMorgan Chase & Co.	3,027,000	272,520,810
	Regions Financial Corp.	9,100,000	81,627,000
			497,662,948
	Capital Goods — 1.0%
	Aerospace & Defense — 0.5%
	BAE Systems plc	7,389,500	47,477,690
	Construction & Engineering — 0.5%
	ACS Actividades de Construccion y Servicios S.A.	795,049	15,789,157
	Vinci S.A.	474,819	38,797,101
			102,063,948
	Diversified Financials — 9.1%
	Capital Markets — 4.8%
[a]	Apollo Investment Corp.	4,902,600	33,092,550
	CME Group, Inc.	1,718,000	297,059,380
[a]	Solar Capital Ltd.	4,607,900	53,635,956
	UBS Group AG	11,662,172	106,896,765
	Diversified Financial Services — 3.0%
	Equitable Holdings, Inc.	11,740,292	169,647,219
[b]	M&G plc	93,224,000	129,675,232
	Mortgage Real Estate Investment Trusts — 1.3%
	Chimera Investment Corp.	8,623,507	78,473,914
	Granite Point Mortgage Trust, Inc.	1,417,500	7,186,725
[a]	MFA Financial, Inc.	32,720,000	50,716,000
			926,383,741
	Energy — 7.5%
	Oil, Gas & Consumable Fuels — 7.5%
	China Petroleum & Chemical Corp. Class H	11,705,000	5,719,141
	Eni SpA	8,220,252	81,688,462
	LUKOIL PJSC Sponsored ADR	603,100	35,541,708
[b,c]	Malamute Energy, Inc.	12,439	130,610
	Repsol S.A.	2,508,054	22,374,973
	Royal Dutch Shell plc Sponsored ADR Class A	6,339,000	221,167,710
	TOTAL S.A.	7,645,800	288,084,370
	Valero Energy Corp.	2,435,000	110,451,600
			765,158,574
	Food & Staples Retailing — 2.8%
	Food & Staples Retailing — 2.8%
	Koninklijke Ahold Delhaize N.V.	444,000	10,343,665
	Walgreens Boots Alliance, Inc.	6,023,000	275,552,250
			285,895,915
	Food, Beverage & Tobacco — 1.8%
	Food Products — 0.5%
	Nestle S.A.	493,100	50,477,555
	Tobacco — 1.3%
	KT&G Corp.	2,192,054	134,213,429
38 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
			184,690,984
	Insurance — 4.1%
	Insurance — 4.1%
	Assicurazioni Generali SpA	725,047	$ 9,820,607
	AXA S.A.	1,567,000	26,532,343
	Legal & General Group plc	7,920,800	18,714,460
	NN Group N.V.	8,095,300	219,995,762
	Swiss Re AG	609,000	46,892,334
	Zurich Insurance Group AG	264,200	92,815,200
			414,770,706
	Materials — 3.5%
	Chemicals — 0.8%
	LyondellBasell Industries N.V. Class A	1,593,700	79,095,331
	Metals & Mining — 2.7%
	Glencore plc	60,788,800	92,006,742
	MMC Norilsk Nickel PJSC ADR	7,491,100	185,557,019
			356,659,092
	Pharmaceuticals, Biotechnology & Life Sciences — 12.5%
	Biotechnology — 2.1%
	AbbVie, Inc.	2,812,994	214,322,013
	Pharmaceuticals — 10.4%
	AstraZeneca plc	1,630,300	145,257,930
	Merck & Co., Inc.	3,697,000	284,447,180
	Novartis AG	1,612,500	133,029,282
	Pfizer, Inc.	4,303,000	140,449,920
	Roche Holding AG	1,085,300	349,186,439
			1,266,692,764
	Real Estate — 3.7%
	Equity Real Estate Investment Trusts — 3.7%
	Crown Castle International Corp.	1,253,881	181,060,417
	Lamar Advertising Co. Class A	1,621,351	83,142,879
	Outfront Media, Inc.	3,016,100	40,657,028
	Washington Real Estate Investment Trust	2,726,000	65,069,620
			369,929,944
	Retailing — 2.7%
	Specialty Retail — 2.7%
	Home Depot, Inc.	1,457,100	272,055,141
			272,055,141
	Semiconductors & Semiconductor Equipment — 8.2%
	Semiconductors & Semiconductor Equipment — 8.2%
	Broadcom, Inc.	987,900	234,231,090
	QUALCOMM, Inc.	2,950,000	199,567,500
	Taiwan Semiconductor Manufacturing Co. Ltd.	43,972,000	395,849,616
			829,648,206
	Technology Hardware & Equipment — 2.2%
	Technology Hardware, Storage & Peripherals — 2.2%
	Samsung Electronics Co. Ltd.	5,764,300	224,124,557
			224,124,557
	Telecommunication Services — 17.6%
	Diversified Telecommunication Services — 10.4%
[b]	Deutsche Telekom AG	26,262,600	339,192,560
	Koninklijke KPN N.V.	42,170,400	100,846,631
	Orange S.A.	45,652,780	552,738,901
	Singapore Telecommunications Ltd.	33,698,000	60,074,192
	Wireless Telecommunication Services — 7.2%
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 39

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	China Mobile Ltd.	58,587,774	$ 439,073,219
	MTN Group Ltd.	16,320,361	43,760,698
	Vodafone Group plc	177,755,924	245,915,330
			1,781,601,531
	Transportation — 1.8%
	Transportation Infrastructure — 1.8%
	Atlantia SpA	12,104,678	150,369,826
	Sydney Airport	9,548,656	32,991,545
			183,361,371
	Utilities — 4.6%
	Electric Utilities — 4.6%
	Electricite de France S.A.	26,360,784	206,128,224
	Enel SpA	37,943,171	261,725,947
			467,854,171
	Total Common Stock (Cost $9,862,028,191)		8,941,530,352
	Preferred Stock — 0.4%
	Banks — 0.1%
	Banks — 0.1%
[d,e,f]	First Horizon Bank, 3.75% (LIBOR 3 Month + 0.85%)	$ 12,000	7,920,000
			7,920,000
	Diversified Financials — 0.0%
	Capital Markets — 0.0%
[e,f]	Morgan Stanley, Series A, 4.00% (LIBOR 3 Month + 0.70%)	120,000	2,298,000
			2,298,000
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
[e]	Crestwood Equity Partners L.P., 9.25%	2,166,596	8,233,065
			8,233,065
	Miscellaneous — 0.1%
	U.S. Government Agencies — 0.1%
[e]	Farm Credit Bank of Texas, Series 1, 10.00%	9,000	9,085,500
			9,085,500
	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
[d,g]	Centaur Funding Corp., 9.08%, 4/21/2020	15,000	14,932,500
			14,932,500
	Total Preferred Stock (Cost $59,796,152)		42,469,065
	Asset Backed Securities — 0.1%
	Other Asset Backed — 0.1%
[d]	CFG Investments Ltd., Series 2019-1 Class A, 5.56%, 8/15/2029	13,500,000	9,580,364
[c,d,f]	Northwind Holdings, LLC, Series 2007-1A Class A1, 2.36% (LIBOR 3 Month + 0.78%), 12/1/2037	568,750	553,394
			10,133,758
	Total Asset Backed Securities (Cost $14,006,379)		10,133,758
	Corporate Bonds — 8.3%
	Automobiles & Components — 0.0%
	Auto Components — 0.0%
[d,g]	Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	4,300,000	4,304,538
			4,304,538
	Capital Goods — 0.1%
40 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Machinery — 0.1%
	Mueller Industries, Inc., 6.00%, 3/1/2027	$ 7,679,000	$ 6,930,298
			6,930,298
	Commercial & Professional Services — 0.5%
	Commercial Services & Supplies — 0.5%
[d,g]	Cimpress plc, 7.00%, 6/15/2026	33,804,000	29,747,520
[d]	Nielsen Finance, LLC / Nielsen Finance Co., 5.00%, 4/15/2022	18,018,000	16,609,353
[d]	ServiceMaster Co., LLC, 5.125%, 11/15/2024	2,480,000	2,449,000
			48,805,873
	Consumer Durables & Apparel — 0.2%
	Leisure Products — 0.2%
	Vista Outdoor, Inc., 5.875%, 10/1/2023	18,815,000	15,565,838
			15,565,838
	Consumer Services — 0.1%
	Hotels, Restaurants & Leisure — 0.1%
[d]	Nathan’s Famous, Inc., 6.625%, 11/1/2025	6,188,000	5,754,840
			5,754,840
	Diversified Financials — 0.5%
	Capital Markets — 0.2%
[d]	Compass Group Diversified Holdings, LLC, 8.00%, 5/1/2026	16,141,000	15,495,360
[c,d]	JPR Royalty Sub, LLC, 14.00%, 9/1/2020	5,000,000	500,000
	Consumer Finance — 0.1%
[d]	FirstCash, Inc., 5.375%, 6/1/2024	7,500,000	7,181,250
	Diversified Financial Services — 0.2%
[d]	Antares Holdings L.P., 6.00%, 8/15/2023	18,000,000	18,540,045
[e,f]	JPMorgan Chase & Co., Series I, 5.24% (LIBOR 3 Month + 3.47%), 4/30/2020	7,334,000	6,547,502
			48,264,157
	Energy — 2.4%
	Energy Equipment & Services — 0.1%
	Odebrecht Offshore Drilling Finance Ltd.,
[d,g]	6.72%, 12/1/2022	3,424,639	2,739,711
[d,g,h]	7.72%, 12/1/2026 PIK	16,901,555	1,690,156
[d,e,g]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas S.A.), Zero Coupon, 12/31/2099	2,337,727	19,871
[b,d,g,i]	Schahin II Finance Co. SPV Ltd., 5.875%, 9/25/2023	11,640,134	727,508
	Oil, Gas & Consumable Fuels — 2.3%
[d]	Citgo Holding, Inc., 9.25%, 8/1/2024	22,226,000	18,114,190
[f]	Energy Transfer Operating L.P., 4.781% (LIBOR 3 Month + 3.02%), 11/1/2066	13,820,000	6,184,450
[f]	Enterprise TE Partners L.P., Series 1, 4.358% (LIBOR 3 Month + 2.78%), 6/1/2067	7,000,000	3,780,000
	Kinder Morgan Energy Partners L.P.,
	5.00%, 3/1/2043	10,000,000	9,479,973
	5.80%, 3/15/2035	10,000,000	10,625,154
	Kinder Morgan, Inc.,
	5.30%, 12/1/2034	23,630,000	22,746,779
	5.55%, 6/1/2045	5,000,000	5,096,147
[b,c,d,i]	Linc USA GP / Linc Energy Finance USA, Inc., 9.625%, 10/31/2017	14,991,164	299,823
	ONEOK Partners L.P., 4.90%, 3/15/2025	9,544,000	8,343,803
[d]	Par Petroleum, LLC / Par Petroleum Finance Corp., 7.75%, 12/15/2025	1,672,000	1,049,180
[d,g]	Petroleos Mexicanos, 5.95%, 1/28/2031	7,820,000	5,423,326
[b,i]	RAAM Global Energy Co., 12.50%, 10/1/2015	15,000,000	72,000
[c,d,g,h]	Schahin II Finance Co. SPV Ltd., 8.00%, 5/25/2020 PIK	707,365	837,520
	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp., 5.50%, 8/15/2022	7,497,000	1,349,460
[e,f]	Summit Midstream Partners L.P., Series A, 9.50% (LIBOR 3 Month + 7.43%), 12/15/2022	27,036,000	388,507
	Transcontinental Gas Pipe Line Co., LLC, 7.85%, 2/1/2026	32,700,000	37,230,144
	Williams Companies, Inc.,
	3.70%, 1/15/2023	29,129,000	26,931,512
	4.55%, 6/24/2024	69,318,000	63,375,095
	5.75%, 6/24/2044	14,198,000	14,800,236
			241,304,545
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 41

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Food & Staples Retailing — 0.1%
	Food & Staples Retailing — 0.1%
[d]	KeHE Distributors, LLC / KeHE Finance Corp, 8.625%, 10/15/2026	$ 5,852,000	$ 5,881,260
			5,881,260
	Food, Beverage & Tobacco — 0.5%
	Food Products — 0.1%
	B&G Foods, Inc., 5.25%, 9/15/2027	5,000,000	4,875,000
	Tobacco — 0.4%
	Vector Group Ltd.,
[d]	6.125%, 2/1/2025	8,826,000	8,031,660
[d]	10.50%, 11/1/2026	43,420,000	36,255,700
			49,162,360
	Health Care Equipment & Services — 0.2%
	Health Care Providers & Services — 0.2%
[d]	Tenet Healthcare Corp., 6.25%, 2/1/2027	23,500,000	22,912,500
			22,912,500
	Insurance — 0.6%
	Insurance — 0.6%
[d,e,f,g]	Dai-ichi Life Insurance Co. Ltd., 7.25% (LIBOR 3 Month + 4.56%), 7/25/2021	9,000,000	9,360,000
[d]	MetLife, Inc., 9.25%, 4/8/2038	12,000,000	15,000,000
[d,f,g]	QBE Insurance Group Ltd., 7.50% (USSW10 + 6.03%), 11/24/2043	40,000,000	37,200,000
			61,560,000
	Materials — 0.4%
	Chemicals — 0.1%
[d,g]	Consolidated Energy Finance S.A., 6.875%, 6/15/2025	13,000,000	11,245,000
	Construction Materials — 0.1%
[d,g]	InterCement Financial Operations B.V., 5.75%, 7/17/2024	8,000,000	4,580,080
	Containers & Packaging — 0.1%
[d]	Matthews International Corp., 5.25%, 12/1/2025	13,975,000	12,368,154
	Metals & Mining — 0.0%
[d]	Cleveland-Cliffs, Inc., 6.75%, 3/15/2026	5,000,000	4,450,000
	Paper & Forest Products — 0.1%
[d]	Neenah, Inc., 5.25%, 5/15/2021	7,470,000	7,283,250
			39,926,484
	Media & Entertainment — 0.2%
	Media — 0.2%
[d]	CCO Holdings, LLC / CCO Holdings Capital Corp., 5.375%, 6/1/2029	4,390,000	4,511,164
[d]	CSC Holdings LLC, 6.50%, 2/1/2029	4,000,000	4,313,960
[d]	Salem Media Group, Inc., 6.75%, 6/1/2024	7,920,000	6,573,600
[d,g]	Telenet Finance Luxembourg Notes Sarl, 5.50%, 3/1/2028	10,000,000	9,300,000
			24,698,724
	Real Estate — 0.3%
	Equity Real Estate Investment Trusts — 0.3%
	CoreCivic, Inc.,
	4.625%, 5/1/2023	11,364,000	10,341,240
	4.75%, 10/15/2027	23,901,000	17,925,750
			28,266,990
	Retailing — 0.1%
	Specialty Retail — 0.1%
[d]	Michaels Stores, Inc., 8.00%, 7/15/2027	20,055,000	14,840,700
			14,840,700
	Software & Services — 0.0%
	Information Technology Services — 0.0%
[d]	Vericast Corp., 8.375%, 8/15/2022	6,500,000	5,013,125
42 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
			5,013,125
	Technology Hardware & Equipment — 0.1%
	Communications Equipment — 0.1%
	Anixter, Inc. (Guaranty: Anixter International, Inc.), 6.00%, 12/1/2025	$ 8,000,000	$ 7,830,000
			7,830,000
	Telecommunication Services — 2.0%
	Diversified Telecommunication Services — 1.7%
[g]	Deutsche Telekom International Finance B.V. (Guaranty: Deutsche Telekom AG), 8.75%, 6/15/2030	26,150,000	35,301,559
[d,g]	Digicel Ltd., 6.00%, 4/15/2021	51,737,000	27,873,826
	Qwest Corp., 6.75%, 12/1/2021	9,000,000	9,326,700
[g]	Telefonica Emisiones SAU (Guaranty: Telefonica S.A.), 7.045%, 6/20/2036	85,390,000	101,745,880
	Wireless Telecommunication Services — 0.3%
[d,g]	Digicel International Finance Ltd., 8.75%, 5/25/2024	4,300,000	3,848,500
[d,g]	Millicom International Cellular S.A., 6.00%, 3/15/2025	28,423,000	27,464,008
			205,560,473
	Transportation — 0.0%
	Airlines — 0.0%
	American Airlines Pass Through Trust, Series 2013-2 Class A, 4.95%, 7/15/2024	2,512,418	2,553,296
	US Airways Pass Through Trust, Series 2010-1 Class A, 6.25%, 10/22/2024	1,353,742	1,393,090
			3,946,386
	Total Corporate Bonds (Cost $920,748,527)		840,529,091
	Municipal Bonds — 0.0%
	San Bernardino County Redevelopment Agency Successor Agency, Series A, 8.45%, 9/1/2030	2,555,000	2,604,822
	Total Municipal Bonds (Cost $2,514,818)		2,604,822
	Other Government — 0.0%
	Brazilian Government International Bond (BRL), 12.50%, 1/5/2022	20,000,000	4,202,729
	Total Other Government (Cost $12,446,979)		4,202,729
	Mortgage Backed — 0.0%
[f]	Bear Stearns ARM Trust, Whole Loan Securities Trust CMO, Series 2003-6 Class 2B1, 4.774%, 8/25/2033	51,147	44,637
[f]	Citigroup Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO, Series 2004-HYB2 Class B1, 4.05%, 3/25/2034	329,133	260,188
[f]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 4.322%, 8/25/2034	1,951,197	1,533,217
	Total Mortgage Backed (Cost $2,403,572)		1,838,042
	Loan Participations — 0.9%
	Commercial & Professional Services — 0.4%
	Professional Services — 0.4%
[j]	Par Pacific Holdings, Inc., 8.60% (LIBOR 3 Month + 6.75%), 1/12/2026	14,052,598	9,555,766
[j]	R.R. Donnelley & Sons Company, 5.989% (LIBOR 1 Month + 5.00%), 1/15/2024	16,787,500	14,521,188
	RGIS Services, LLC,
[j]	8.95% (LIBOR 3 Month + 7.50%), 3/31/2023	7,908,804	5,377,987
[j]	9.119% (LIBOR 3 Month + 7.50%), 3/31/2023	3,918,296	2,664,441
[j]	9.277% (LIBOR 3 Month + 7.50%), 3/31/2023	3,438,610	2,338,255
[j]	Vericast Corp., 6.463% (LIBOR 3 Month + 4.75%), 11/3/2023	12,672,230	7,631,090
			42,088,727
	Energy — 0.0%
	Energy Equipment & Services — 0.0%
	McDermott Technology Americas, Inc.,
[j]	10.647% (LIBOR 3 Month + 9.00%), 10/22/2020	3,201,241	2,890,721
[j]	10.806% (LIBOR 3 Month + 9.00%), 10/21/2020	606,597	547,757
[j]	10.647% (LIBOR 3 Month + 9.00%), 10/21/2020	716,887	647,349
	Oil, Gas & Consumable Fuels — 0.0%
[c,h,j]	Malamute Energy, Inc., 2.95% (LIBOR 3 Month + 1.50% PIK), 11/22/2022	316,081	316,081
			4,401,908
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 43

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Real Estate — 0.2%
	Equity Real Estate Investment Trusts — 0.2%
[j]	CoreCivic, Inc., 5.50% (LIBOR 1 Month + 4.50%), 12/12/2024	$ 13,923,750	$ 12,113,662
[j]	GEO Group, Inc., 2.99% (LIBOR 1 Month + 2.00%), 3/22/2024	7,917,593	6,448,563
			18,562,225
	Retailing — 0.0%
	Specialty Retail — 0.0%
[j]	Office Depot, Inc., 6.25% (LIBOR 1 Month + 5.25%), 11/8/2022	2,325,589	2,209,310
			2,209,310
	Software & Services — 0.2%
	Internet Software & Services — 0.2%
[j]	Dun & Bradstreet Corporation (The), 4.959% (LIBOR 1 Month + 4.00%), 2/6/2026	16,910,000	15,155,587
			15,155,587
	Transportation — 0.1%
	Airlines — 0.1%
[c,j]	Wheels Up Partners, LLC, 8.08% (LIBOR 3 Month + 6.50%), 8/17/2025	10,676,522	8,850,837
			8,850,837
	Total Loan Participations (Cost $112,500,281)		91,268,594
	Short-Term Investments — 1.3%
[a]	Thornburg Capital Management Fund	13,013,685	130,136,853
	Total Short-Term Investments (Cost $130,136,853)		130,136,853
	Total Investments — 99.1% (Cost $11,116,581,752)		$10,064,713,306
	Other Assets Less Liabilities — 0.9%		88,103,084
	Net Assets — 100.0%		$10,152,816,390

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2020
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	442,246,700	4/14/2020	549,430,569	$ 31,040,337	$ —
Swiss Franc	SSB	Sell	42,771,000	4/23/2020	44,483,731	—	(30,856)
Chinese Yuan Renminbi	SSB	Sell	1,464,706,400	4/29/2020	206,456,898	4,970,617	—
Korean Won	SSB	Sell	185,829,326,300	4/29/2020	152,777,452	4,999,187	—
Euro	SSB	Sell	1,445,177,000	5/18/2020	1,596,714,915	—	(20,821,655)

Total						$ 41,010,141	$ (20,852,511)

Net unrealized appreciation (depreciation)						$ 20,157,630

*	Counterparty includes State Street Bank and Trust Company ("SSB").
44 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2020 (Unaudited)
Footnote Legend
a	Investment in Affiliates.
b	Non-income producing.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2020, the aggregate value of these securities in the Fund’s portfolio was $442,775,936, representing 4.36% of the Fund’s net assets.
e	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
f	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2020.
g	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
h	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2020.
i	Bond in default.
j	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2020.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
BRL	Denominated in Brazilian Real
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rates
MFA	Mortgage Finance Authority
SPV	Special Purpose Vehicle
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 45

Schedule of Investments
Thornburg Summit Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 60.4%
	Banks — 4.3%
	Banks — 4.3%
	HDFC Bank Ltd. ADR	15,844	$ 609,360
[a]	JPMorgan Chase & Co.	9,190	827,376
			1,436,736
	Capital Goods — 2.3%
	Aerospace & Defense — 2.0%
	Northrop Grumman Corp.	1,498	453,220
	Safran S.A.	2,510	222,379
	Trading Companies & Distributors — 0.3%
	MonotaRO Co. Ltd.	4,200	110,970
			786,569
	Consumer Durables & Apparel — 3.3%
	Household Durables — 0.7%
	Sony Corp.	3,879	229,767
	Textiles, Apparel & Luxury Goods — 2.6%
	adidas AG	1,025	227,578
	Hermes International	281	191,195
[b]	Lululemon Athletica, Inc.	551	104,442
	LVMH Moet Hennessy Louis Vuitton SE	1,013	371,519
			1,124,501
	Consumer Services — 2.0%
	Diversified Consumer Services — 0.9%
	Service Corp. International/US	8,156	318,981
	Hotels, Restaurants & Leisure — 1.1%
[a]	Starbucks Corp.	5,429	356,903
			675,884
	Diversified Financials — 4.1%
	Capital Markets — 2.9%
	B3 S.A. - Brasil Bolsa Balcao	22,771	157,325
[a]	CME Group, Inc.	4,691	811,121
	Consumer Finance — 1.2%
[a]	Capital One Financial Corp.	8,276	417,276
			1,385,722
	Energy — 3.7%
	Oil, Gas & Consumable Fuels — 3.7%
[a]	Enterprise Products Partners L.P.	13,287	190,004
	Reliance Industries Ltd.	13,816	198,981
	Royal Dutch Shell plc Class A	37,807	656,847
	Valero Energy Corp.	4,614	209,291
			1,255,123
	Health Care Equipment & Services — 1.6%
	Health Care Equipment & Supplies — 1.5%
[b]	Boston Scientific Corp.	15,636	510,202
	Health Care Providers & Services — 0.1%
	NMC Health plc	13,900	18,070
			528,272
	Household & Personal Products — 3.0%
	Personal Products — 3.0%
	Estee Lauder Cos, Inc. Class A	3,807	606,607
	Unilever N.V.	7,991	392,768
			999,375
	Insurance — 1.2%
46 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Insurance — 1.2%
	AIA Group Ltd.	44,100	$ 394,899
			394,899
	Materials — 0.8%
	Chemicals — 0.3%
	LyondellBasell Industries N.V. Class A	2,113	104,868
	Containers & Packaging — 0.5%
[b]	Crown Holdings, Inc.	2,700	156,708
			261,576
	Media & Entertainment — 6.4%
	Entertainment — 1.9%
	Nintendo Co. Ltd.	677	263,118
[b]	Sea Ltd. ADR	8,473	375,439
	Interactive Media & Services — 4.5%
[a,b]	Alphabet, Inc. Class A	498	578,651
[b]	Cargurus, Inc.	13,082	247,773
[b]	Facebook, Inc. Class A	4,248	708,567
			2,173,548
	Pharmaceuticals, Biotechnology & Life Sciences — 2.6%
	Biotechnology — 1.0%
	CSL Ltd.	1,955	354,386
	Pharmaceuticals — 1.6%
	Roche Holding AG	1,656	532,805
			887,191
	Retailing — 5.9%
	Internet & Direct Marketing Retail — 4.6%
[a,b]	Alibaba Group Holding Ltd. Sponsored ADR	2,758	536,376
[a,b]	Amazon.com, Inc.	355	692,150
[b]	MercadoLibre, Inc.	670	327,349
	Multiline Retail — 0.6%
	Dollarama, Inc.	6,600	183,091
	Specialty Retail — 0.7%
	Home Depot, Inc.	1,272	237,495
			1,976,461
	Semiconductors & Semiconductor Equipment — 2.3%
	Semiconductors & Semiconductor Equipment — 2.3%
	ASML Holding N.V.	1,685	444,191
[a]	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	7,018	335,390
			779,581
	Software & Services — 12.3%
	Information Technology Services — 5.5%
[b,c]	Adyen N.V.	542	460,643
[b]	FleetCor Technologies, Inc.	726	135,428
[b,c]	Network International Holdings plc	41,191	200,288
[a]	Visa, Inc. Class A	6,528	1,051,791
	Software — 6.8%
[a]	Microsoft Corp.	6,609	1,042,305
[b]	salesforce.com, Inc.	3,894	560,658
	SAP SE	2,403	268,290
[a,b]	ServiceNow, Inc.	1,474	422,419
			4,141,822
	Technology Hardware & Equipment — 1.2%
	Electronic Equipment, Instruments & Components — 1.2%
	Keyence Corp.	1,246	400,604
			400,604
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 47

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Telecommunication Services — 2.1%
	Diversified Telecommunication Services — 1.0%
	Orange S.A.	28,659	$ 346,987
	Wireless Telecommunication Services — 1.1%
	China Mobile Ltd.	49,500	370,967
			717,954
	Utilities — 1.3%
	Electric Utilities — 1.3%
[a]	NextEra Energy, Inc.	1,832	440,816
			440,816
	Total Common Stock (Cost $21,097,862)		20,366,634
	Asset Backed Securities — 10.9%
	Asset-Backed - Finance & Insurance — 4.4%
[c]	Aqua Finance Trust, Series 2019-A Class A, 3.14%, 7/16/2040	$ 84,716	86,397
[c]	Conn’s Receivables Funding, LLC, Series 2018-A Class B, 4.65%, 1/15/2023	162,553	156,136
	Freed ABS Trust,
[c]	Series 2019-1 Class B, 3.87%, 6/18/2026	275,000	224,233
[c]	Series 2019-1 Class-A, 3.42%, 6/18/2026	33,807	33,668
[c]	MelTel Land Funding, LLC, Series 2019-1A Class A, 3.768%, 4/15/2049	100,000	79,233
[c]	New Residential Advance Receivables Trust Advance Receivables Backed, Series 2019-T3 Class DT3, 3.055%, 9/15/2052	100,000	100,303
[c]	NRZ Advance Receivables Trust , Series 2019-T1 Class AT1, 2.59%, 7/15/2052	175,000	167,032
[c,d]	SBA Tower Trust, Series 2014-2A Class C, 3.869%, 10/15/2049	30,000	30,361
[c]	SCF Equipment Leasing, LLC, Series 2019-1A Class A1, 3.04%, 3/20/2023	98,799	96,430
[c]	Sierra Timeshare Receivables Funding, LLC, Series 2019-1A Class A, 3.20%, 1/20/2036	57,477	56,919
[c]	SoFi Consumer Loan Program Trust, Series 2019-2 Class A, 3.01%, 4/25/2028	210,418	204,159
[c,d]	Towd Point Mortgage Trust, Series 2018-5 Class A1, 3.25%, 7/25/2058	122,501	118,250
[c]	Upstart Securitization Trust, Series 2019-1 Class B, 4.19%, 4/20/2026	150,000	136,902
			1,490,023
	Auto Receivables — 2.3%
[c]	Avid Automobile Receivables Trust, Series 2019-1 Class A, 2.62%, 2/15/2024	224,393	217,464
[c]	CarNow Auto Receivables Trust, Series 2017-1A Class B, 4.35%, 9/15/2022	75,693	74,109
[c]	CIG Auto Receivables Trust, Series 2017-1A Class A, 2.71%, 5/15/2023	23,655	23,088
[c]	CPS Auto Receivables Trust, Series 2020-A Class A, 2.09%, 5/15/2023	250,086	243,738
[c]	Flagship Credit Auto Trust, Series 2018-3 Class A, 3.07%, 2/15/2023	35,227	34,888
[c,d]	Navistar Financial Dealer Note Master Owner Trust II, Series 2018-1 Class D, 2.497% (LIBOR 1 Month + 1.55%), 9/25/2023	175,000	171,808
			765,095
	Other Asset Backed — 3.1%
[c]	Avant Loans Funding Trust, Series 2019-A Class A, 3.48%, 7/15/2022	39,593	38,944
[c]	AXIS Equipment Finance Receivables VI, LLC, Series 2018-2A Class A2, 3.89%, 7/20/2022	0	0
[c]	Consumer Loan Underlying Bond Credit Trust, Series 2019-A Class A, 3.52%, 4/15/2026	37,945	36,829
[c]	Diamond Resorts Owner Trust, Series 2018-1 Class A, 3.70%, 1/21/2031	45,835	46,600
[c,e]	ECAF I Ltd., Series 2015-1A Class A2, 4.947%, 6/15/2040	196,172	167,122
[c]	Foundation Finance Trust, Series 2019-1A Class A, 3.86%, 11/15/2034	136,617	130,634
[c]	Marlette Funding Trust, Series 2019-3A Class A, 2.69%, 9/17/2029	185,321	175,024
[c]	Ocwen Master Advance Receivables Trust, Series 2019-T1 Class AT1, 2.514%, 8/15/2050	200,000	199,427
[c]	Sofi Consumer Loan Program, LLC, Series 2016-3 Class A, 3.05%, 12/26/2025	132,940	130,468
[c]	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2019-T2 Class AT2, 2.32%, 10/15/2052	121,000	116,850
			1,041,898
	Student Loan — 1.1%
[c,d]	Earnest Student Loan Program, LLC, Series 2016-B Class A1, 2.997% (LIBOR 1 Month + 2.05%), 2/26/2035	206,394	193,913
[c,d]	Navient Private Education Refinance Loan Trust, Series 2019-D Class A2B, 1.755% (LIBOR 1 Month + 1.05%), 12/15/2059	100,000	81,035
[c]	SMB Private Education Loan Trust, Series 2015-C Class A2A, 2.75%, 7/15/2027	74,226	71,322
[c]	SoFi Professional Loan Program, LLC, Series 2015-B Class A2, 2.51%, 9/27/2032	35,961	35,300
			381,570
	Total Asset Backed Securities (Cost $3,828,138)		3,678,586
	Corporate Bonds — 5.9%
48 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Commercial & Professional Services — 0.5%
	Commercial Services & Supplies — 0.5%
[c]	Nielsen Finance, LLC / Nielsen Finance Co., 5.00%, 4/15/2022	$ 168,000	$ 154,866
			154,866
	Diversified Financials — 1.1%
	Capital Markets — 0.7%
	Ares Capital Corp., 3.25%, 7/15/2025	120,000	95,239
[c]	Ares Finance Co., LLC, 4.00%, 10/8/2024	140,000	138,318
	Main Street Capital Corp., 5.20%, 5/1/2024	11,000	10,410
	Diversified Financial Services — 0.4%
[d]	Morgan Stanley, 1.613% (SOFR + 0.70%), 1/20/2023	130,000	121,011
			364,978
	Energy — 0.3%
	Oil, Gas & Consumable Fuels — 0.3%
	ONEOK Partners L.P., 4.90%, 3/15/2025	100,000	87,425
			87,425
	Food, Beverage & Tobacco — 0.7%
	Tobacco — 0.7%
[c]	Vector Group Ltd., 10.50%, 11/1/2026	280,000	233,800
			233,800
	Insurance — 0.4%
	Insurance — 0.4%
[c,d]	Metropolitan Life Global Funding, 0.58% (SOFR + 0.57%), 9/7/2020	150,000	148,393
			148,393
	Materials — 0.3%
	Paper & Forest Products — 0.3%
[c]	Neenah, Inc., 5.25%, 5/15/2021	100,000	97,500
			97,500
	Real Estate — 0.7%
	Equity Real Estate Investment Trusts — 0.7%
	CoreCivic, Inc., 4.75%, 10/15/2027	80,000	60,000
	GEO Group, Inc., 6.00%, 4/15/2026	250,000	162,344
	Service Properties Trust, 4.95%, 2/15/2027	40,000	30,311
			252,655
	Technology Hardware & Equipment — 0.6%
	Office Electronics — 0.6%
	Xerox Corp., 4.50%, 5/15/2021	200,000	197,240
			197,240
	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 0.1%
[c]	GTT Communications, Inc., 7.875%, 12/31/2024	60,000	38,700
	Wireless Telecommunication Services — 1.0%
	Sprint Communications, Inc., 9.25%, 4/15/2022	310,000	331,700
			370,400
	Transportation — 0.2%
	Airlines — 0.2%
[c]	American Airlines Pass Through Trust, Series 2013-2 Class B, 5.60%, 7/15/2022	71,390	70,854
			70,854
	Total Corporate Bonds (Cost $2,164,388)		1,978,111
	Convertible Bonds — 0.7%
	Diversified Financials — 0.5%
	Consumer Finance — 0.5%
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 49

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	EZCORP, Inc., 2.375%, 5/1/2025	$ 230,000	$ 170,257
			170,257
	Food, Beverage & Tobacco — 0.2%
	Tobacco — 0.2%
[d]	Vector Group Ltd., 1.75%, 4/15/2020	80,000	79,840
			79,840
	Total Convertible Bonds (Cost $253,731)		250,097
	Other Government — 0.1%
	Mexican Bonos, 8.00%, 12/7/2023	750,000	33,152
	Total Other Government (Cost $38,750)		33,152
	U.S. Treasury Securities — 9.4%
	United States Treasury Notes Inflationary Index,
	0.50%, 1/15/2028	1,171,184	1,218,097
	0.875%, 1/15/2029	1,302,451	1,413,013
	3.625%, 4/15/2028	424,209	545,186
	Total U.S. Treasury Securities (Cost $3,007,512)		3,176,296
	Mortgage Backed — 5.7%
[c,d]	Angel Oak Mortgage Trust I, LLC, Whole Loan Securities Trust CMO, Series 2019-2 Class A1, 3.628%, 3/25/2049	117,167	114,906
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2019-1 Class A1, 3.805%, 1/25/2049	129,868	123,263
[c,d]	Series 2019-3 Class A1, 2.962%, 10/25/2048	164,898	151,096
[c]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50%, 3/25/2058	233,646	230,147
[c,d]	CSMLT Mortgage Trust, Whole Loan Securities Trust CMO, Series 2015-3 Class B1, 3.692%, 11/25/2045	233,227	231,394
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO, Series 2019-1 Class MA, 3.50%, 7/25/2058	103,864	109,755
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO, Series 2017-SC02 Class 1A, 3.00%, 5/25/2047	288,886	286,130
[c,d]	FWD Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class A1, 2.81%, 6/25/2049	169,349	158,673
[c,d]	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1, 3.454%, 1/25/2059	116,217	114,465
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2017-6 Class A5, 3.50%, 12/25/2048	50,163	50,778
[c,d]	Series 2018-6 Class 1A4, 3.50%, 12/25/2048	9,970	9,722
[c,d]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75%, 4/25/2058	167,685	165,945
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[c,d]	Series 2017-4 Class A1, 3.60%, 4/25/2049	85,697	84,551
[c,d]	Series 2017-4A Class A1, 4.00%, 5/25/2057	95,530	99,050
	Total Mortgage Backed (Cost $1,949,369)		1,929,875
	Loan Participations — 0.2%
	Real Estate — 0.2%
	Equity Real Estate Investment Trusts — 0.2%
[f]	CoreCivic, Inc., 5.50% (LIBOR 1 Month + 4.50%), 12/12/2024	79,000	68,730
			68,730
	Total Loan Participations (Cost $75,113)		68,730
	Exchange-Traded Funds — 3.0%
[a]	Invesco DB Agriculture Fund	11,207	157,682
[a]	Invesco DB Base Metals Fund	40,003	494,037
[a,b]	SPDR Gold Shares Fund	2,516	372,494
	Total Exchange-Traded Funds (Cost $1,108,872)		1,024,213
	Investment Company — 0.5%
[b]	United States Oil Fund L.P.	37,786	159,079
	Total Investment Company (Cost $410,823)		159,079
	Total Long-Term Investments — 96.8% (Cost $33,934,558)		32,664,773
50 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Short-Term Investments — 7.6%
[g]	Thornburg Capital Management Fund	255,332	$ 2,553,322
	Total Short-Term Investments (Cost $2,553,322)		2,553,322
	Total Investments — 104.4% (Cost $36,487,880)		$35,218,095
	Liabilities Net of Other Assets — (4.4)%		(1,470,209)
	Common Stock Sold Short — (5.1)%
	Commercial & Professional Services — (0.8)%
	Professional Services — (0.8)%
[b]	FTI Consulting, Inc.	(2,189)	(262,176)
			(262,176)
	Media & Entertainment — (1.6)%
	Entertainment — (0.7)%
[b]	Roku, Inc.	(1,656)	(144,867)
[b]	Tencent Music Entertainment Group ADR	(9,891)	(99,503)
	Media — (0.9)%
[b]	Discovery, Inc., Class A	(4,091)	(79,529)
	New York Times Co., Class A	(7,319)	(224,767)
			(548,666)
	Retailing — (0.5)%
	Specialty Retail — (0.5)%
	Rent-A-Center, Inc.	(7,887)	(111,522)
[b]	Sleep Number Corp.	(2,377)	(45,543)
			(157,065)
	Software & Services — (1.3)%
	Information Technology Services — (0.9)%
	Western Union Co.	(16,775)	(304,131)
	Software — (0.4)%
	Blackbaud, Inc.	(2,338)	(129,876)
			(434,007)
	Telecommunication Services — (0.9)%
	Diversified Telecommunication Services — (0.9)%
	Cogent Communications Holdings, Inc.	(3,772)	(309,191)
			(309,191)
	Total Common Stock Sold Short (Proceeds $2,006,098)		(1,711,105)
	Net Assets — 100.0%		$33,747,886
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 51

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2020 (Unaudited)
Footnote Legend
a	All or a portion of the security is pledged as collateral for securities sold short. At March 31, 2020, the value of securities pledged was $2,076,475.
b	Non-income producing.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2020, the aggregate value of these securities in the Fund’s portfolio was $6,755,938, representing 20.02% of the Fund’s net assets.
d	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2020.
e	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
f	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2020.
g	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
SOFR	Secured Overnight Financing Rate
52 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Global Opportunities Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 93.8%
	Banks — 3.8%
	Banks — 3.8%
	Citigroup, Inc.	766,552	$ 32,287,170
			32,287,170
	Capital Goods — 5.6%
	Electrical Equipment — 4.7%
	Vestas Wind Systems A/S	487,622	39,675,665
	Machinery — 0.9%
	CNH Industrial N.V.	1,372,807	7,818,531
			47,494,196
	Consumer Durables & Apparel — 0.6%
	Household Durables — 0.6%
	Barratt Developments plc	908,113	4,908,634
			4,908,634
	Consumer Services — 1.4%
	Hotels, Restaurants & Leisure — 1.4%
	Galaxy Entertainment Group Ltd.	2,257,725	11,891,031
			11,891,031
	Diversified Financials — 5.7%
	Capital Markets — 2.0%
	Charles Schwab Corp.	508,125	17,083,163
	Consumer Finance — 3.7%
	Capital One Financial Corp.	614,636	30,989,947
			48,073,110
	Energy — 5.0%
	Oil, Gas & Consumable Fuels — 5.0%
	Reliance Industries Ltd.	2,909,506	41,903,290
			41,903,290
	Food & Staples Retailing — 2.5%
	Food & Staples Retailing — 2.5%
	Tesco plc	2,990,196	8,444,393
	Walgreens Boots Alliance, Inc.	282,045	12,903,559
			21,347,952
	Health Care Equipment & Services — 2.4%
	Health Care Providers & Services — 2.4%
[a]	DaVita, Inc.	269,119	20,469,191
			20,469,191
	Insurance — 3.5%
	Insurance — 3.5%
	NN Group N.V.	1,096,695	29,803,497
			29,803,497
	Materials — 8.6%
	Chemicals — 6.1%
	CF Industries Holdings, Inc.	660,799	17,973,733
[a]	OCI N.V.	2,795,826	33,410,324
	Metals & Mining — 2.5%
	Mineral Resources Ltd.	2,468,176	20,883,475
			72,267,532
	Media & Entertainment — 13.3%
	Entertainment — 2.3%
[a]	Sea Ltd. ADR	437,121	19,368,832
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 53

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Interactive Media & Services — 11.0%
[a]	Alphabet, Inc. Class A	40,557	$ 47,125,206
[a]	Facebook, Inc. Class A	275,650	45,978,420
			112,472,458
	Pharmaceuticals, Biotechnology & Life Sciences — 6.8%
	Biotechnology — 3.9%
	AbbVie, Inc.	428,809	32,670,958
	Pharmaceuticals — 2.9%
	Allergan plc	7,717	1,366,681
	Roche Holding AG	71,626	23,045,082
			57,082,721
	Retailing — 5.1%
	Internet & Direct Marketing Retail — 5.1%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	222,627	43,296,499
			43,296,499
	Semiconductors & Semiconductor Equipment — 6.9%
	Semiconductors & Semiconductor Equipment — 6.9%
[a]	Qorvo, Inc.	543,206	43,798,700
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,558,114	14,026,626
			57,825,326
	Software & Services — 4.6%
	Information Technology Services — 4.6%
[a]	GDS Holdings Ltd. ADR	667,789	38,711,728
			38,711,728
	Technology Hardware & Equipment — 4.3%
	Technology Hardware, Storage & Peripherals — 4.3%
	Samsung Electronics Co. Ltd.	923,096	35,891,345
			35,891,345
	Telecommunication Services — 6.8%
	Wireless Telecommunication Services — 6.8%
	China Mobile Ltd.	3,336,208	25,002,479
[a]	T-Mobile US, Inc.	387,969	32,550,599
			57,553,078
	Transportation — 6.8%
	Airlines — 3.4%
	easyJet plc	1,688,743	11,702,243
[a]	Ryanair Holdings plc Sponsored ADR	318,148	16,890,477
	Transportation Infrastructure — 3.4%
	Atlantia SpA	2,321,481	28,838,495
			57,431,215
	Utilities — 0.1%
	Electric Utilities — 0.1%
	Electricite de France S.A.	115,559	903,614
			903,614
	Total Common Stock (Cost $780,086,573)		791,613,587
	Short-Term Investments — 5.9%
[b]	Thornburg Capital Management Fund	4,969,882	49,698,820
	Total Short-Term Investments (Cost $49,698,820)		49,698,820
	Total Investments — 99.7% (Cost $829,785,393)		$841,312,407
	Other Assets Less Liabilities — 0.3%		2,852,155
	Net Assets — 100.0%		$844,164,562
54 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  March 31, 2020 (Unaudited)
Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2020
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	15,634,200	4/14/2020	19,423,339	$ 1,097,331	$ —
Great Britain Pound	SSB	Sell	1,342,000	4/14/2020	1,667,250	87,699	—
Great Britain Pound	SSB	Buy	4,535,000	4/14/2020	5,634,112	—	(233,996)
Great Britain Pound	SSB	Buy	591,900	4/14/2020	735,354	50,430	—
Australian Dollar	BBH	Sell	16,684,900	4/30/2020	10,264,476	1,005,172	—
Euro	SSB	Sell	94,238,700	5/18/2020	104,120,352	—	(1,357,761)
Euro	SSB	Buy	7,506,600	5/18/2020	8,293,725	—	(115,814)
Euro	SSB	Buy	6,558,100	5/18/2020	7,245,767	—	(39,593)

Total						$ 2,240,632	$ (1,747,164)

Net unrealized appreciation (depreciation)						$ 493,468

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 55

Schedule of Investments
Thornburg International Value Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 93.9%
	Banks — 5.0%
	Banks — 5.0%
	BNP Paribas S.A.	728,812	$ 21,277,824
	ING Groep N.V.	8,075,759	41,380,938
	Ping An Bank Co. Ltd. Class A	32,619,774	58,353,387
			121,012,149
	Capital Goods — 14.5%
	Aerospace & Defense — 4.9%
	BAE Systems plc	10,138,292	65,138,735
	Safran S.A.	603,602	53,477,370
	Construction & Engineering — 5.5%
	Ferrovial S.A.	2,851,365	67,682,069
	Vinci S.A.	806,531	65,901,038
	Electrical Equipment — 2.3%
	ABB Ltd.	2,729,379	47,439,431
	Schneider Electric SE	112,720	9,527,416
	Machinery — 1.8%
	Knorr-Bremse AG	516,345	45,394,923
			354,560,982
	Commercial & Professional Services — 1.1%
	Professional Services — 1.1%
	Recruit Holdings Co. Ltd.	1,072,062	27,692,722
			27,692,722
	Consumer Durables & Apparel — 3.7%
	Textiles, Apparel & Luxury Goods — 3.7%
	adidas AG	292,383	64,916,998
	Kering S.A.	50,162	26,155,094
			91,072,092
	Diversified Financials — 2.2%
	Capital Markets — 2.2%
	CME Group, Inc.	93,218	16,118,324
	UBS Group AG	4,127,175	37,830,145
			53,948,469
	Energy — 2.8%
	Oil, Gas & Consumable Fuels — 2.8%
	Reliance Industries Ltd.	1,548,761	22,305,567
	Royal Dutch Shell plc Sponsored ADR Class A	1,323,861	46,189,510
			68,495,077
	Food, Beverage & Tobacco — 8.7%
	Beverages — 4.5%
	Kweichow Moutai Co. Ltd. Class A	316,727	49,221,748
	Wuliangye Yibin Co. Ltd. Class A	3,763,520	60,539,862
	Food Products — 4.2%
	Danone S.A.	851,486	54,493,553
	Nestle S.A.	457,709	46,854,656
			211,109,819
	Health Care Equipment & Services — 1.0%
	Health Care Equipment & Supplies — 1.0%
[a]	Alcon, Inc.	480,700	24,626,612
			24,626,612
	Household & Personal Products — 3.4%
	Personal Products — 3.4%
	Proya Cosmetics Co. Ltd. Class A	1,278,762	20,633,709
	Shiseido Co. Ltd.	444,492	26,123,883
56 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Value Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Unilever plc	708,819	$ 35,745,878
			82,503,470
	Insurance — 4.0%
	Insurance — 4.0%
	AIA Group Ltd.	1,351,202	12,099,519
	NN Group N.V.	856,561	23,277,678
	Ping An Insurance Group Co. of China Ltd. Class H	6,344,948	61,966,381
			97,343,578
	Materials — 3.4%
	Chemicals — 2.9%
	Linde plc	72,140	12,511,810
	Sika AG	359,264	58,995,722
	Metals & Mining — 0.5%
	Franco-Nevada Corp.	121,611	12,102,727
			83,610,259
	Media & Entertainment — 8.1%
	Entertainment — 2.8%
	Nintendo Co. Ltd.	171,529	66,665,339
	Interactive Media & Services — 5.3%
	Tencent Holdings Ltd.	1,395,366	68,969,584
	Z Holdings Corp.	19,130,258	60,990,242
			196,625,165
	Pharmaceuticals, Biotechnology & Life Sciences — 4.0%
	Life Sciences Tools & Services — 2.9%
	Lonza Group AG	174,109	71,615,171
	Pharmaceuticals — 1.1%
	Roche Holding AG	80,728	25,973,577
			97,588,748
	Retailing — 5.6%
	Internet & Direct Marketing Retail — 5.6%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	374,131	72,760,997
[a]	Meituan Dianping Class B	5,359,384	63,890,531
			136,651,528
	Semiconductors & Semiconductor Equipment — 4.5%
	Semiconductors & Semiconductor Equipment — 4.5%
	ASML Holding N.V.	67,975	17,919,199
	Infineon Technologies AG	1,783,028	25,739,337
	SK Hynix, Inc.	657,433	44,445,103
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	425,229	20,321,694
			108,425,333
	Software & Services — 3.6%
	Information Technology Services — 1.5%
	Amadeus IT Group S.A.	761,819	35,857,938
	Software — 2.1%
	SAP SE	468,930	52,355,055
			88,212,993
	Technology Hardware & Equipment — 4.4%
	Communications Equipment — 3.1%
[a]	Telefonaktiebolaget LM Ericsson Class B	9,453,950	76,529,372
	Electronic Equipment, Instruments & Components — 1.3%
	Keyence Corp.	98,761	31,752,886
			108,282,258
	Telecommunication Services — 3.9%
	Diversified Telecommunication Services — 2.1%
	Orange S.A.	4,304,988	52,122,441
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 57

Schedule of Investments, Continued
Thornburg International Value Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Wireless Telecommunication Services — 1.8%
	Vodafone Group plc	31,461,760	$ 43,525,577
			95,648,018
	Transportation — 3.9%
	Marine — 1.0%
	Kuehne + Nagel International AG	177,720	24,209,124
	Road & Rail — 1.9%
	Canadian Pacific Railway Ltd.	213,086	46,791,555
	Transportation Infrastructure — 1.0%
	Atlantia SpA	369,724	4,592,880
	Shanghai International Airport Co. Ltd. Class A	2,402,857	20,423,378
			96,016,937
	Utilities — 6.1%
	Electric Utilities — 6.1%
	Electricite de France S.A.	5,541,892	43,334,840
	Enel SpA	5,915,401	40,803,494
	Iberdrola S.A.	6,528,604	63,856,308
			147,994,642
	Total Common Stock (Cost $2,401,514,437)		2,291,420,851
	Short-Term Investments — 4.5%
[b]	Thornburg Capital Management Fund	10,903,440	109,034,397
	Total Short-Term Investments (Cost $109,034,397)		109,034,397
	Total Investments — 98.4% (Cost $2,510,548,834)		$2,400,455,248
	Other Assets Less Liabilities — 1.6%		38,039,084
	Net Assets — 100.0%		$2,438,494,332

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2020
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	BBH	Sell	207,764,800	6/12/2020	229,767,602	$ 6,352,938	$ —
Euro	BBH	Buy	110,068,800	6/12/2020	121,725,356	2,111,389	—
Euro	BBH	Sell	52,905,500	6/12/2020	58,508,322	87,165	—

Total						$ 8,551,492	—

Net unrealized appreciation (depreciation)						$ 8,551,492

*	Counterparty includes Brown Brothers Harriman & Co. ("BBH").

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
58 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Better World International Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 95.3%
	Banks — 2.3%
	Banks — 2.3%
	DNB ASA	66,503	$ 740,906
	ING Groep N.V.	136,576	699,828
			1,440,734
	Capital Goods — 8.1%
	Construction & Engineering — 1.5%
	Vinci S.A.	11,541	943,006
	Electrical Equipment — 2.6%
	Prysmian SpA	48,849	775,569
	Vestas Wind Systems A/S	10,038	816,748
	Industrial Conglomerates — 1.8%
	Siemens AG	13,084	1,095,589
	Machinery — 2.2%
	Alstom S.A.	20,933	864,368
	Weir Group plc	57,972	515,610
			5,010,890
	Commercial & Professional Services — 0.7%
	Commercial Services & Supplies — 0.7%
	Park24 Co. Ltd.	31,100	458,465
			458,465
	Consumer Durables & Apparel — 8.4%
	Household Durables — 3.5%
	Sony Corp.	36,462	2,159,773
	Textiles, Apparel & Luxury Goods — 4.9%
	adidas AG	3,059	679,182
	Li Ning Co. Ltd.	304,000	874,572
	LVMH Moet Hennessy Louis Vuitton SE	2,124	778,979
	Moncler SpA Moncler SpA	19,045	692,070
			5,184,576
	Diversified Financials — 1.7%
	Capital Markets — 1.7%
	UBS Group AG	71,837	658,466
[a]	XP, Inc. Class A	21,823	420,966
			1,079,432
	Food, Beverage & Tobacco — 4.2%
	Food Products — 4.2%
	Danone S.A.	13,727	878,503
[a]	Nomad Foods Ltd.	92,017	1,707,836
			2,586,339
	Health Care Equipment & Services — 7.5%
	Health Care Equipment & Supplies — 3.7%
	Hoya Corp.	10,617	902,779
[b]	Siemens Healthineers AG	17,300	668,758
	Terumo Corp.	20,845	714,178
	Health Care Providers & Services — 2.7%
	Fresenius Medical Care AG & Co. KGaA	25,799	1,684,054
	Health Care Technology — 1.1%
	M3, Inc.	24,082	710,350
			4,680,119
	Household & Personal Products — 5.6%
	Household Products — 2.1%
	Reckitt Benckiser Group plc	17,222	1,311,896
	Personal Products — 3.5%
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 59

Schedule of Investments, Continued
Thornburg Better World International Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Kao Corp.	16,191	$ 1,319,052
	L’Oreal S.A.	1,951	504,939
	Unilever plc	6,229	314,130
			3,450,017
	Insurance — 7.0%
	Insurance — 7.0%
	AIA Group Ltd.	225,805	2,022,001
	AXA S.A.	64,077	1,084,948
	NN Group N.V.	45,997	1,250,002
			4,356,951
	Materials — 5.9%
	Chemicals — 2.5%
	Novozymes A/S Class B	16,726	750,274
	Sika AG	4,799	788,057
	Construction Materials — 2.1%
	CRH plc	47,657	1,293,155
	Paper & Forest Products — 1.3%
	Mondi plc	49,875	841,672
			3,673,158
	Media & Entertainment — 7.4%
	Entertainment — 2.9%
[a]	Netflix, Inc.	2,447	918,848
[a]	Ubisoft Entertainment S.A.	12,472	911,591
	Interactive Media & Services — 4.5%
	Tencent Holdings Ltd.	56,338	2,784,652
			4,615,091
	Pharmaceuticals, Biotechnology & Life Sciences — 6.8%
	Life Sciences Tools & Services — 2.8%
	Lonza Group AG	1,312	539,657
	Thermo Fisher Scientific, Inc.	4,322	1,225,719
	Pharmaceuticals — 4.0%
	Roche Holding AG	3,430	1,103,574
	Takeda Pharmaceutical Co. Ltd.	45,100	1,373,209
			4,242,159
	Real Estate — 0.9%
	Equity Real Estate Investment Trusts — 0.9%
	Equinix, Inc.	925	577,727
			577,727
	Retailing — 8.9%
	Internet & Direct Marketing Retail — 6.6%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	14,856	2,889,195
[a]	Meituan Dianping Class B	100,800	1,201,661
	Multiline Retail — 1.6%
	B&M European Value Retail S.A.	287,531	976,518
	Specialty Retail — 0.7%
	Industria de Diseno Textil S.A.	17,072	442,397
			5,509,771
	Semiconductors & Semiconductor Equipment — 5.3%
	Semiconductors & Semiconductor Equipment — 5.3%
	ASML Holding N.V.	3,941	1,038,905
	Infineon Technologies AG	74,656	1,077,715
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	24,614	1,176,303
			3,292,923
	Software & Services — 4.0%
	Information Technology Services — 2.0%
	Visa, Inc. Class A	7,698	1,240,302
60 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Better World International Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Software — 2.0%
	SAP SE	11,113	$ 1,240,743
			2,481,045
	Technology Hardware & Equipment — 3.0%
	Electronic Equipment, Instruments & Components — 3.0%
	Hexagon AB Class B	17,380	734,916
	Luxshare Precision Industry Co. Ltd. Class A	80,800	428,455
	Murata Manufacturing Co. Ltd.	14,000	696,006
			1,859,377
	Telecommunication Services — 3.3%
	Diversified Telecommunication Services — 3.3%
[a]	Deutsche Telekom AG	82,517	1,065,742
	Orange S.A.	81,326	984,651
			2,050,393
	Transportation — 0.8%
	Transportation Infrastructure — 0.8%
	Shanghai International Airport Co. Ltd. Class A	55,077	468,134
			468,134
	Utilities — 3.5%
	Electric Utilities — 3.0%
	Enel SpA	267,133	1,842,641
	Multi-Utilities — 0.5%
	E.ON SE	32,715	335,580
			2,178,221
	Total Common Stock (Cost $63,719,010)		59,195,522
	Short-Term Investments — 3.8%
[c]	Thornburg Capital Management Fund	234,635	2,346,351
	Total Short-Term Investments (Cost $2,346,351)		2,346,351
	Total Investments — 99.1% (Cost $66,065,361)		$61,541,873
	Other Assets Less Liabilities — 0.9%		565,856
	Net Assets — 100.0%		$62,107,729

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2020, the aggregate value of these securities in the Fund’s portfolio was $668,758, representing 1.08% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 61

Schedule of Investments
Thornburg International Growth Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 91.9%
	Capital Goods — 1.9%
	Aerospace & Defense — 0.5%
	Safran S.A.	77,200	$ 6,839,694
	Trading Companies & Distributors — 1.4%
	MonotaRO Co. Ltd.	658,146	17,389,153
			24,228,847
	Commercial & Professional Services — 1.9%
	Professional Services — 1.9%
	Nihon M&A Center, Inc.	890,900	24,264,421
			24,264,421
	Consumer Durables & Apparel — 4.3%
	Textiles, Apparel & Luxury Goods — 4.3%
	adidas AG	148,776	33,032,328
	LVMH Moet Hennessy Louis Vuitton SE	54,836	20,111,161
			53,143,489
	Consumer Services — 4.1%
	Diversified Consumer Services — 2.3%
[a]	TAL Education Group ADR	556,852	29,657,938
	Hotels, Restaurants & Leisure — 1.8%
[b]	Evolution Gaming Group AB	308,948	10,474,838
	Galaxy Entertainment Group Ltd.	2,221,658	11,701,073
			51,833,849
	Diversified Financials — 3.9%
	Capital Markets — 3.9%
	Japan Exchange Group, Inc.	1,593,113	27,957,413
	St James’s Place plc	2,108,487	19,688,895
[a]	XP, Inc. Class A	84,884	1,637,412
			49,283,720
	Energy — 1.9%
	Oil, Gas & Consumable Fuels — 1.9%
	Royal Dutch Shell plc Class A	1,338,103	23,203,951
			23,203,951
	Food, Beverage & Tobacco — 6.8%
	Beverages — 1.8%
	Fomento Economico Mexicano SAB de CV Sponsored ADR	370,771	22,435,353
	Food Products — 5.0%
	Danone S.A.	450,342	28,821,067
	Kerry Group plc Class A	283,970	33,146,760
			84,403,180
	Health Care Equipment & Services — 3.9%
	Health Care Equipment & Supplies — 1.4%
[b]	Siemens Healthineers AG	464,054	17,938,712
	Health Care Providers & Services — 2.5%
	Fresenius Medical Care AG & Co. KGaA	478,836	31,256,465
			49,195,177
	Household & Personal Products — 0.8%
	Personal Products — 0.8%
	Kose Corp.	79,800	9,874,578
			9,874,578
	Media & Entertainment — 16.9%
	Entertainment — 8.7%
[a]	Activision Blizzard, Inc.	630,155	37,481,619
[a]	HUYA, Inc. ADR	802,271	13,598,493
62 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Growth Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES	VALUE
[a]	Netflix, Inc.	73,021	$ 27,419,386
[a]	Ubisoft Entertainment S.A.	409,370	29,921,252
	Interactive Media & Services — 8.2%
	carsales.com Ltd.	2,603,380	18,706,318
	Tencent Holdings Ltd.	1,249,600	61,764,721
[a]	Yandex N.V. Class A	658,619	22,425,977
			211,317,766
	Pharmaceuticals, Biotechnology & Life Sciences — 9.1%
	Biotechnology — 1.8%
	CSL Ltd.	127,443	23,101,793
	Life Sciences Tools & Services — 3.2%
	Lonza Group AG	97,100	39,939,539
	Pharmaceuticals — 4.1%
	AstraZeneca plc	576,465	51,362,395
			114,403,727
	Retailing — 11.0%
	Internet & Direct Marketing Retail — 9.3%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	387,046	75,272,706
[a,b]	Boozt AB	2,245,703	9,073,888
[a]	MercadoLibre, Inc.	37,987	18,559,689
[a]	Prosus N.V.	196,804	13,780,370
	Multiline Retail — 1.7%
	B&M European Value Retail S.A.	6,311,803	21,436,249
			138,122,902
	Semiconductors & Semiconductor Equipment — 6.7%
	Semiconductors & Semiconductor Equipment — 6.7%
	ASML Holding N.V.	78,629	20,727,748
	SK Hynix, Inc.	469,344	31,729,534
	Taiwan Semiconductor Manufacturing Co. Ltd.	3,422,000	30,805,908
			83,263,190
	Software & Services — 18.7%
	Information Technology Services — 16.7%
[a,b]	Adyen N.V.	42,960	36,511,459
	Capgemini SE	218,212	18,234,291
	Edenred	497,037	20,626,759
	Mastercard, Inc. Class A	100,697	24,324,367
[a,b]	Network International Holdings plc	4,035,999	19,624,687
	Visa, Inc. Class A	160,216	25,814,002
	Wirecard AG	369,387	41,618,863
[a]	Wix.com Ltd.	219,511	22,131,099
	Software — 2.0%
[a]	Atlassian Corp. plc Class A	116,557	15,998,614
[a]	Blue Prism Group plc	611,224	8,485,149
			233,369,290
	Total Common Stock (Cost $1,055,283,608)		1,149,908,087
	Short-Term Investments — 5.8%
[c]	Thornburg Capital Management Fund	7,188,069	71,880,693
	Total Short-Term Investments (Cost $71,880,693)		71,880,693
	Total Investments — 97.7% (Cost $1,127,164,301)		$1,221,788,780
	Other Assets Less Liabilities — 2.3%		29,221,363
	Net Assets — 100.0%		$1,251,010,143
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 63

Schedule of Investments, Continued
Thornburg International Growth Fund  |  March 31, 2020 (Unaudited)
Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2020, the aggregate value of these securities in the Fund’s portfolio was $93,623,584, representing 7.48% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
64 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Developing World Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 95.1%
	Banks — 12.9%
	Banks — 12.9%
	Bank Central Asia Tbk PT	5,111,333	$ 8,612,179
	Bank Rakyat Indonesia Persero Tbk PT	54,400,906	9,977,404
	Credicorp Ltd.	108,416	15,511,077
	Grupo Financiero Banorte SAB de C.V.	2,542,707	6,967,055
	HDFC Bank Ltd.	2,019,326	22,907,048
	ICICI Bank Ltd. Sponsored ADR	431,256	3,665,676
	Industrial & Commercial Bank of China Ltd. Class H	18,853,341	12,861,345
	Sberbank of Russia PJSC Sponsored ADR	1,018,542	9,594,485
			90,096,269
	Capital Goods — 1.2%
	Industrial Conglomerates — 1.2%
	SM Investments Corp.	544,224	8,706,020
			8,706,020
	Consumer Durables & Apparel — 3.8%
	Textiles, Apparel & Luxury Goods — 3.8%
	LVMH Moet Hennessy Louis Vuitton SE	24,891	9,128,801
	Shenzhou International Group Holdings Ltd.	1,646,868	17,275,746
			26,404,547
	Consumer Services — 4.3%
	Diversified Consumer Services — 1.1%
[a]	TAL Education Group ADR	147,348	7,847,754
	Hotels, Restaurants & Leisure — 3.2%
	Galaxy Entertainment Group Ltd.	2,646,133	13,936,706
	Huazhu Group Ltd. ADR	298,309	8,570,418
			30,354,878
	Diversified Financials — 5.2%
	Capital Markets — 3.9%
	B3 S.A. - Brasil Bolsa Balcao	1,833,255	12,666,010
	Hong Kong Exchanges & Clearing Ltd.	252,962	7,578,565
[a]	XP, Inc. Class A	366,616	7,072,022
	Consumer Finance — 1.3%
[a]	SBI Cards & Payment Services Ltd.	1,075,103	8,788,271
			36,104,868
	Energy — 4.7%
	Oil, Gas & Consumable Fuels — 4.7%
	LUKOIL PJSC Sponsored ADR	137,487	8,102,343
	Novatek PJSC Sponsored GDR	60,328	6,840,776
	Reliance Industries Ltd.	1,254,833	18,072,357
			33,015,476
	Food, Beverage & Tobacco — 3.8%
	Beverages — 2.2%
	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	623,085	7,310,813
	Wuliangye Yibin Co. Ltd. Class A	494,138	7,948,688
	Food Products — 1.6%
[a,b]	China Feihe Ltd.	6,469,569	11,500,310
	Vietnam Dairy Products, JSC	2	8
			26,759,819
	Health Care Equipment & Services — 1.5%
	Health Care Providers & Services — 1.5%
[b]	Hapvida Participacoes e Investimentos S.A.	1,115,707	9,104,131
	NMC Health plc	862,458	1,121,180
			10,225,311
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 65

Schedule of Investments, Continued
Thornburg Developing World Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Household & Personal Products — 3.1%
	Personal Products — 3.1%
	Unilever N.V.	438,470	$ 21,392,951
			21,392,951
	Insurance — 7.6%
	Insurance — 7.6%
	AIA Group Ltd.	3,490,883	31,259,578
	Ping An Insurance Group Co. of China Ltd. Class H	2,273,947	22,207,947
			53,467,525
	Materials — 3.3%
	Chemicals — 2.2%
	Sociedad Quimica y Minera de Chile S.A. Sponsored ADR	681,959	15,378,175
	Metals & Mining — 1.1%
	Severstal PJSC GDR	713,200	7,813,947
			23,192,122
	Media & Entertainment — 9.5%
	Entertainment — 0.8%
[a]	Sea Ltd. ADR	134,761	5,971,260
	Interactive Media & Services — 8.7%
	Tencent Holdings Ltd.	1,072,922	53,031,953
[a]	Yandex N.V. Class A	231,761	7,891,462
			66,894,675
	Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
	Pharmaceuticals — 0.0%
[c]	Animal Health Holdings, Inc.	35,787,582	0
			0
	Retailing — 10.6%
	Internet & Direct Marketing Retail — 10.6%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	336,471	65,436,880
[a]	Prosus N.V.	128,660	9,008,874
			74,445,754
	Semiconductors & Semiconductor Equipment — 7.8%
	Semiconductors & Semiconductor Equipment — 7.8%
	MediaTek, Inc.	472,550	5,071,986
[a]	Micron Technology, Inc.	357,589	15,040,193
	Taiwan Semiconductor Manufacturing Co. Ltd.	3,844,205	34,606,729
			54,718,908
	Software & Services — 1.6%
	Information Technology Services — 1.6%
[a,b]	Network International Holdings plc	2,323,427	11,297,458
			11,297,458
	Technology Hardware & Equipment — 7.7%
	Electronic Equipment, Instruments & Components — 1.7%
[a]	IPG Photonics Corp.	108,217	11,934,171
	Technology Hardware, Storage & Peripherals — 6.0%
	Samsung Electronics Co. Ltd.	1,075,851	41,830,687
			53,764,858
	Telecommunication Services — 2.0%
	Wireless Telecommunication Services — 2.0%
	China Mobile Ltd.	1,916,247	14,360,893
			14,360,893
	Transportation — 2.1%
	Transportation Infrastructure — 2.1%
	Adani Ports & Special Economic Zone Ltd.	4,474,461	14,819,696
66 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Developing World Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES	VALUE
			14,819,696
	Utilities — 2.4%
	Gas Utilities — 2.4%
	China Gas Holdings Ltd.	1,966,860	$ 6,801,263
	Infraestructura Energetica Nova SAB de CV	3,189,541	9,789,461
			16,590,724
	Total Common Stock (Cost $647,457,513)		666,612,752
	Short-Term Investments — 4.4%
[d]	Thornburg Capital Management Fund	3,089,397	30,893,971
	Total Short-Term Investments (Cost $30,893,971)		30,893,971
	Total Investments — 99.5% (Cost $678,351,484)		$697,506,723
	Other Assets Less Liabilities — 0.5%		3,707,712
	Net Assets — 100.0%		$701,214,435

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2020, the aggregate value of these securities in the Fund’s portfolio was $31,901,899, representing 4.55% of the Fund’s net assets.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 67

Schedule of Investments
Thornburg Value Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Common Stock — 95.7%
	Banks — 6.8%
	Banks — 6.8%
	Citigroup, Inc.	347,156	$ 14,622,211
	JPMorgan Chase & Co.	327,726	29,505,172
			44,127,383
	Capital Goods — 1.1%
	Machinery — 1.1%
	ITT, Inc.	163,890	7,434,050
			7,434,050
	Consumer Durables & Apparel — 1.1%
	Household Durables — 0.7%
[a]	Mohawk Industries, Inc.	61,289	4,672,673
	Textiles, Apparel & Luxury Goods — 0.4%
[a]	Capri Holdings Ltd.	216,801	2,339,283
			7,011,956
	Consumer Services — 2.6%
	Hotels, Restaurants & Leisure — 2.6%
	Starbucks Corp.	156,038	10,257,938
	Wyndham Hotels & Resorts, Inc.	207,789	6,547,432
			16,805,370
	Diversified Financials — 6.3%
	Capital Markets — 2.0%
	Brookfield Asset Management, Inc. Class A	287,453	12,719,795
	Consumer Finance — 3.0%
	Capital One Financial Corp.	278,206	14,027,147
	Navient Corp.	734,797	5,569,761
	Mortgage Real Estate Investment Trusts — 1.3%
	PennyMac Mortgage Investment Trust	811,762	8,620,912
			40,937,615
	Energy — 4.3%
	Oil, Gas & Consumable Fuels — 4.3%
	Devon Energy Corp.	554,000	3,828,140
	Enterprise Products Partners L.P.	1,072,386	15,335,120
	Teekay LNG Partners L.P.	914,908	8,956,949
			28,120,209
	Food & Staples Retailing — 3.0%
	Food & Staples Retailing — 3.0%
[a]	US Foods Holding Corp.	1,110,723	19,670,904
			19,670,904
	Food, Beverage & Tobacco — 6.3%
	Food Products — 6.3%
[a,b]	China Feihe Ltd.	5,431,346	9,654,765
[a]	Nomad Foods Ltd.	1,701,154	31,573,418
			41,228,183
	Health Care Equipment & Services — 4.6%
	Health Care Equipment & Supplies — 4.6%
	Cooper Companies, Inc.	29,200	8,049,564
	Medtronic plc	246,280	22,209,530
			30,259,094
	Insurance — 2.7%
	Insurance — 2.7%
	Assured Guaranty Ltd.	671,424	17,316,025
			17,316,025
68 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Value Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES	VALUE
	Materials — 6.6%
	Chemicals — 2.0%
	Huntsman Corp.	908,504	$ 13,109,713
	Containers & Packaging — 4.6%
[a]	Crown Holdings, Inc.	517,250	30,021,190
			43,130,903
	Media & Entertainment — 19.7%
	Entertainment — 5.8%
[a]	Activision Blizzard, Inc.	388,723	23,121,244
[a]	Netflix, Inc.	38,998	14,643,749
	Interactive Media & Services — 10.1%
[a]	Alphabet, Inc. Class C	30,996	36,042,459
[a]	Facebook, Inc. Class A	144,633	24,124,784
[a]	Zillow Group, Inc. Class C	161,058	5,801,309
	Media — 3.8%
	Comcast Corp. Class A	711,400	24,457,932
			128,191,477
	Pharmaceuticals, Biotechnology & Life Sciences — 10.2%
	Biotechnology — 4.1%
[a]	Alkermes plc	444,499	6,409,676
	Gilead Sciences, Inc.	270,732	20,239,924
	Life Sciences Tools & Services — 6.1%
	Thermo Fisher Scientific, Inc.	139,762	39,636,503
			66,286,103
	Retailing — 7.3%
	Internet & Direct Marketing Retail — 3.5%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	115,172	22,398,650
	Multiline Retail — 2.5%
	Dollarama, Inc.	590,666	16,385,704
	Specialty Retail — 1.3%
[a]	CarMax, Inc.	160,566	8,643,268
			47,427,622
	Software & Services — 1.0%
	Information Technology Services — 1.0%
	Mastercard, Inc. Class A	26,109	6,306,890
			6,306,890
	Technology Hardware & Equipment — 6.3%
	Electronic Equipment, Instruments & Components — 1.4%
[a]	Flex Ltd.	1,090,901	9,136,296
	Technology Hardware, Storage & Peripherals — 4.9%
	Apple, Inc.	70,823	18,009,580
[a]	Pure Storage, Inc. Class A	1,151,129	14,158,887
			41,304,763
	Telecommunication Services — 4.0%
	Wireless Telecommunication Services — 4.0%
	China Mobile Ltd.	3,481,832	26,093,826
			26,093,826
	Utilities — 1.8%
	Electric Utilities — 1.8%
	Fortis, Inc.	302,670	11,667,929
			11,667,929
	Total Common Stock (Cost $703,601,305)		623,320,302
	Short-Term Investments — 4.5%
[c]	Thornburg Capital Management Fund	2,965,373	29,653,735
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 69

Schedule of Investments, Continued
Thornburg Value Fund  |  March 31, 2020 (Unaudited)
Issuer-Description	SHARES	VALUE
Total Short-Term Investments (Cost $29,653,735)		29,653,735
Total Investments — 100.2% (Cost $733,255,040)		$652,974,037
Liabilities Net of Other Assets — (0.2)%		(1,471,034)
Net Assets — 100.0%		$651,503,003

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2020
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	SSB	Sell	20,309,000	5/29/2020	22,448,111	$ —	$ (259,614)
Euro	SSB	Buy	3,706,600	5/29/2020	4,097,010	—	(32,165)

Total						—	$ (291,779)

Net unrealized appreciation (depreciation)							$ (291,779)

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2020, the aggregate value of these securities in the Fund’s portfolio was $9,654,765, representing 1.48% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
70 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Core Growth Fund  |  March 31, 2020
	Issuer-Description	SHARES	VALUE
	Common Stock — 94.8%
	Capital Goods — 1.1%
	Aerospace & Defense — 1.1%
	HEICO Corp.	78,985	$ 5,893,071
			5,893,071
	Commercial & Professional Services — 0.5%
	Professional Services — 0.5%
[a]	CoStar Group, Inc.	4,420	2,595,468
			2,595,468
	Diversified Financials — 4.7%
	Capital Markets — 4.7%
	Charles Schwab Corp.	335,554	11,281,325
	CME Group, Inc.	73,546	12,716,839
			23,998,164
	Food, Beverage & Tobacco — 4.3%
	Beverages — 1.8%
	Fomento Economico Mexicano SAB de CV Sponsored ADR	152,042	9,200,061
	Food Products — 2.5%
	Kerry Group plc Class A	112,182	13,094,587
			22,294,648
	Health Care Equipment & Services — 7.0%
	Health Care Equipment & Supplies — 3.5%
	Cooper Companies, Inc.	42,469	11,707,429
[a]	DexCom, Inc.	22,930	6,174,361
	Health Care Providers & Services — 3.5%
[a]	DaVita, Inc.	234,283	17,819,565
			35,701,355
	Media & Entertainment — 17.4%
	Entertainment — 7.6%
[a]	Activision Blizzard, Inc.	381,158	22,671,278
[a]	Netflix, Inc.	43,366	16,283,933
	Interactive Media & Services — 6.8%
[a]	Alphabet, Inc. Class C	21,427	24,915,530
[a]	Facebook, Inc. Class A	60,797	10,140,939
	Media — 3.0%
	Comcast Corp. Class A	441,363	15,174,060
			89,185,740
	Pharmaceuticals, Biotechnology & Life Sciences — 1.7%
	Biotechnology — 1.7%
[a]	Alexion Pharmaceuticals, Inc.	94,925	8,523,316
			8,523,316
	Retailing — 11.2%
	Internet & Direct Marketing Retail — 9.0%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	29,943	5,823,315
[a]	Amazon.com, Inc.	17,677	34,465,200
[a]	Booking Holdings, Inc.	4,028	5,418,949
	Specialty Retail — 2.2%
[a]	Floor & Decor Holdings, Inc. Class A	170,021	5,455,974
	TJX Companies, Inc.	124,600	5,957,126
			57,120,564
	Semiconductors & Semiconductor Equipment — 3.7%
	Semiconductors & Semiconductor Equipment — 3.7%
[a]	Micron Technology, Inc.	293,247	12,333,969
	Texas Instruments, Inc.	66,800	6,675,324
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 71

Schedule of Investments, Continued
Thornburg Core Growth Fund  |  March 31, 2020
	Issuer-Description	SHARES	VALUE
			19,009,293
	Software & Services — 38.0%
	Information Technology Services — 12.5%
[a]	FleetCor Technologies, Inc.	48,842	$ 9,110,987
[a]	PayPal Holdings, Inc.	157,778	15,105,666
[a]	Square, Inc. Class A	254,962	13,354,910
	Visa, Inc. Class A	100,012	16,113,933
[a]	Wix.com Ltd.	105,014	10,587,511
	Software — 25.5%
[a]	Atlassian Corp. plc Class A	58,536	8,034,651
[a]	Avalara, Inc.	148,762	11,097,645
[a]	Globant S.A.	57,715	5,071,994
	Microsoft Corp.	199,650	31,486,802
[a]	Proofpoint, Inc.	107,294	11,007,292
[a]	salesforce.com, Inc.	120,228	17,310,428
[a]	ServiceNow, Inc.	38,371	10,996,361
[a]	Slack Technologies, Inc. Class A	123,967	3,327,274
[a]	Splunk, Inc.	109,710	13,848,693
[a]	Workday, Inc. Class A	100,769	13,122,139
[a]	Zoom Video Communications, Inc. Class A	34,743	5,076,647
			194,652,933
	Technology Hardware & Equipment — 5.2%
	Technology Hardware, Storage & Peripherals — 5.2%
	Apple, Inc.	103,785	26,391,488
			26,391,488
	Total Common Stock (Cost $450,061,201)		485,366,040
	Short-Term Investments — 5.0%
[b]	Thornburg Capital Management Fund	2,539,143	25,391,428
	Total Short-Term Investments (Cost $25,391,428)		25,391,428
	Total Investments — 99.8% (Cost $475,452,629)		$510,757,468
	Other Assets Less Liabilities — 0.2%		898,421
	Net Assets — 100.0%		$511,655,889

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
72 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Long/Short Equity Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 109.8%
	Capital Goods — 3.6%
	Electrical Equipment — 3.6%
[a]	Vestas Wind Systems A/S	54,493	$ 4,433,856
			4,433,856
	Consumer Durables & Apparel — 0.7%
	Household Durables — 0.7%
[b]	Mohawk Industries, Inc.	11,461	873,787
			873,787
	Consumer Services — 5.0%
	Hotels, Restaurants & Leisure — 5.0%
[a]	Starbucks Corp.	79,815	5,247,038
	Wyndham Hotels & Resorts, Inc.	26,580	837,536
			6,084,574
	Diversified Financials — 7.0%
	Capital Markets — 2.1%
[a]	Brookfield Asset Management, Inc. Class A	57,733	2,554,685
	Consumer Finance — 3.7%
[a]	Capital One Financial Corp.	32,133	1,620,146
	Navient Corp.	229,966	1,743,142
[b]	SBI Cards & Payment Services Ltd.	138,714	1,133,897
	Mortgage Real Estate Investment Trusts — 1.2%
	PennyMac Mortgage Investment Trust	142,606	1,514,476
			8,566,346
	Energy — 1.1%
	Oil, Gas & Consumable Fuels — 1.1%
	Teekay LNG Partners L.P.	135,197	1,323,579
			1,323,579
	Food & Staples Retailing — 2.3%
	Food & Staples Retailing — 2.3%
[a,b]	US Foods Holding Corp.	160,470	2,841,924
			2,841,924
	Food, Beverage & Tobacco — 10.3%
	Food Products — 10.3%
[b,c]	China Feihe Ltd.	1,688,648	3,001,742
[a]	Danone S.A.	70,363	4,503,104
[b]	Nomad Foods Ltd.	275,316	5,109,865
			12,614,711
	Health Care Equipment & Services — 8.8%
	Health Care Equipment & Supplies — 8.6%
[a]	Cooper Companies, Inc.	20,531	5,659,781
	Medtronic plc	53,630	4,836,353
	Health Care Providers & Services — 0.2%
	NMC Health plc	177,802	231,139
			10,727,273
	Insurance — 1.9%
	Insurance — 1.9%
[a]	Assured Guaranty Ltd.	91,843	2,368,631
			2,368,631
	Materials — 5.3%
	Chemicals — 1.4%
[a]	Huntsman Corp.	113,984	1,644,789
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 73

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Containers & Packaging — 3.9%
[a,b]	Crown Holdings, Inc.	81,866	$ 4,751,503
			6,396,292
	Media & Entertainment — 23.9%
	Entertainment — 9.8%
[a,b]	Activision Blizzard, Inc.	69,130	4,111,852
[a,b]	Netflix, Inc.	14,722	5,528,111
[b]	Ubisoft Entertainment S.A.	31,216	2,281,608
	Interactive Media & Services — 9.7%
[a,b]	Alphabet, Inc. Class C	5,249	6,103,590
[b]	Facebook, Inc. Class A	20,528	3,424,070
[a,b]	Zillow Group, Inc. Class C	63,985	2,304,740
	Media — 4.4%
[a]	Comcast Corp. Class A	156,524	5,381,295
			29,135,266
	Pharmaceuticals, Biotechnology & Life Sciences — 15.2%
	Biotechnology — 6.1%
[b]	Alkermes plc	229,744	3,312,908
[a]	Gilead Sciences, Inc.	54,285	4,058,347
	Life Sciences Tools & Services — 5.9%
[a]	Thermo Fisher Scientific, Inc.	25,505	7,233,218
	Pharmaceuticals — 3.2%
[a]	Allergan plc	22,147	3,922,234
			18,526,707
	Retailing — 12.8%
	Internet & Direct Marketing Retail — 6.7%
[b]	Alibaba Group Holding Ltd. Sponsored ADR	16,665	3,241,009
[a,b]	Amazon.com, Inc.	2,527	4,926,943
	Multiline Retail — 3.4%
	Dollarama, Inc.	149,056	4,134,972
	Specialty Retail — 2.7%
[a,b]	CarMax, Inc.	61,412	3,305,808
			15,608,732
	Software & Services — 5.0%
	Information Technology Services — 2.4%
	Mastercard, Inc. Class A	12,000	2,898,720
	Software — 2.6%
[a,b]	PTC, Inc.	52,101	3,189,102
			6,087,822
	Technology Hardware & Equipment — 1.7%
	Technology Hardware, Storage & Peripherals — 1.7%
[a,b]	Pure Storage, Inc. Class A	166,511	2,048,085
			2,048,085
	Telecommunication Services — 5.2%
	Wireless Telecommunication Services — 5.2%
	China Mobile Ltd.	844,811	6,331,251
			6,331,251
	Total Common Stock (Cost $135,114,890)		133,968,836
	Total Long-Term Investments — 109.8% (Cost $135,114,890)		133,968,836
	Short-Term Investments — 11.7%
[d]	Thornburg Capital Management Fund	1,423,614	14,236,138
	Total Short-Term Investments (Cost $14,236,138)		14,236,138
74 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Total Investments — 121.5% (Cost $149,351,028)		$148,204,974
	Liabilities Net of Other Assets — (21.5)%		(26,256,472)
	Common Stock Sold Short — (73.9)%
	Banks — (1.1)%
	Banks — (1.1)%
	Westamerica Bancorporation	(22,407)	$ (1,317,084)
			(1,317,084)
	Capital Goods — (8.0)%
	Electrical Equipment — (2.7)%
[b]	Generac Holdings, Inc.	(35,344)	(3,293,000)
	Machinery — (0.8)%
	Snap-on, Inc.	(8,735)	(950,543)
	Trading Companies & Distributors — (4.5)%
	GATX Corp.	(53,394)	(3,340,329)
[b]	SiteOne Landscape Supply, Inc.	(29,759)	(2,190,857)
			(9,774,729)
	Commercial & Professional Services — (2.9)%
	Professional Services — (2.9)%
[b]	FTI Consulting, Inc.	(29,467)	(3,529,263)
			(3,529,263)
	Consumer Durables & Apparel — (3.5)%
	Leisure Products — (3.5)%
[b]	Peloton Interactive, Inc., Class A	(129,192)	(3,430,048)
[b]	YETI Holdings, Inc.	(44,716)	(872,856)
			(4,302,904)
	Consumer Services — (4.0)%
	Diversified Consumer Services — (0.9)%
[b]	Perdoceo Education Corp.	(100,198)	(1,081,136)
	Hotels, Restaurants & Leisure — (3.1)%
	Cracker Barrel Old Country Store, Inc.	(11,338)	(943,548)
[b]	Luckin Coffee, Inc. ADR	(102,992)	(2,800,353)
			(4,825,037)
	Diversified Financials — (2.8)%
	Capital Markets — (2.8)%
	FactSet Research Systems, Inc.	(13,245)	(3,452,707)
			(3,452,707)
	Food, Beverage & Tobacco — (2.8)%
	Beverages — (2.8)%
[b]	Boston Beer Co., Inc., Class A	(9,209)	(3,384,860)
			(3,384,860)
	Health Care Equipment & Services — (2.9)%
	Health Care Equipment & Supplies — (2.9)%
	DiaSorin SpA	(26,426)	(3,483,318)
			(3,483,318)
	Household & Personal Products — (3.2)%
	Household Products — (3.2)%
	Church & Dwight Co., Inc.	(20,415)	(1,310,235)
	Clorox Co.	(14,953)	(2,590,607)
			(3,900,842)
	Media & Entertainment — (8.9)%
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 75

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Entertainment — (5.1)%
[b]	Roku, Inc.	(34,302)	$ (3,000,739)
[b]	Tencent Music Entertainment Group ADR	(320,683)	(3,226,071)
	Media — (3.8)%
[b]	Discovery, Inc., Class A	(86,065)	(1,673,104)
	New York Times Co., Class A	(95,917)	(2,945,611)
			(10,845,525)
	Pharmaceuticals, Biotechnology & Life Sciences — (2.4)%
	Pharmaceuticals — (2.4)%
	Shionogi & Co. Ltd.	(60,149)	(2,962,908)
			(2,962,908)
	Real Estate — (3.2)%
	Equity Real Estate Investment Trusts — (2.3)%
	Extra Space Storage, Inc.	(29,305)	(2,806,247)
	Real Estate Management & Development — (0.9)%
[b]	Redfin Corp.	(68,996)	(1,063,918)
			(3,870,165)
	Retailing — (12.6)%
	Internet & Direct Marketing Retail — (7.3)%
[b]	Chewy, Inc., Class A	(96,523)	(3,618,647)
[b]	HelloFresh SE	(75,705)	(2,472,169)
	PetMed Express, Inc.	(98,733)	(2,841,536)
	Specialty Retail — (5.3)%
[b]	Carvana Co., Class A	(34,101)	(1,878,624)
[b]	Murphy USA, Inc.	(19,765)	(1,667,375)
	Rent-A-Center, Inc.	(133,027)	(1,881,002)
[b]	Sleep Number Corp.	(52,012)	(996,550)
			(15,355,903)
	Software & Services — (8.3)%
	Information Technology Services — (3.9)%
	Paychex, Inc.	(31,138)	(1,959,203)
	Western Union Co.	(152,555)	(2,765,822)
	Software — (4.4)%
[b]	Alarm.com Holdings, Inc.	(71,802)	(2,793,816)
	Blackbaud, Inc.	(18,696)	(1,038,563)
[b]	Manhattan Associates, Inc.	(30,979)	(1,543,374)
			(10,100,778)
	Technology Hardware & Equipment — (1.9)%
	Electronic Equipment, Instruments & Components — (1.9)%
	Badger Meter, Inc.	(44,434)	(2,381,662)
			(2,381,662)
	Telecommunication Services — (5.4)%
	Diversified Telecommunication Services — (5.4)%
	AT&T, Inc.	(107,019)	(3,119,604)
	Cogent Communications Holdings, Inc.	(42,956)	(3,521,103)
			(6,640,707)
	Total Common Stock Sold Short (Proceeds $93,621,579)		(90,128,392)
	Exchange-Traded Funds Sold Short — (0.1)%
[e]	Direxion Daily Developed Markets Bear 3X	(550)	(8,677)
	Direxion Daily Emerging Markets Bear 3X	(919)	(45,564)
	Direxion Daily Energy Bear 3X	(535)	(62,274)
	Direxion Daily Financial Bear 3X	(720)	(27,339)
	Direxion Daily S&P 500 Bear 3X	(266)	(4,240)
	Direxion Daily Semiconductors Bear 3x	(6)	(104)
	Direxion Daily Small Cap Bear 3X	(51)	(3,029)
76 | Thornburg Equity Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  March 31, 2020 (Unaudited)
Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
ProShares UltraPro Short QQQ	(55)	$ (1,070)
Total Exchange-Traded Funds Sold Short (Proceeds $4,118,541)		(152,297)
Total Securities Sold Short (Proceeds $97,740,120)		$ (90,280,689)
Net Assets — 100.0%		$121,948,502

Footnote Legend
a	All or a portion of the security is pledged as collateral for securities sold short. At March 31, 2020, the value of securities pledged was $60,287,110. An additional $65,297,301 in cash has been segregated for collateral on securities sold short.
b	Non-income producing.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2020, the aggregate value of these securities in the Fund’s portfolio was $3,001,742, representing 2.46% of the Fund’s net assets.
d	Investment in Affiliates.
e	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.	Thornburg Equity Funds Semi-Annual Report | 77

Statements of Assets and Liabilities
March 31, 2020 (Unaudited)
	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND	THORNBURG GLOBAL OPPORTUNITIES FUND	Thornburg International Value Fund	THORNBURG BETTER WORLD INTERNATIONAL FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 10,561,887,528	$ 33,934,558	$ 780,086,573	$ 2,401,514,437	$ 63,719,010
Non-controlled affiliated issuers	554,694,224	2,553,322	49,698,820	109,034,397	2,346,351
Investments at value
Non-affiliated issuers	9,797,131,947	32,664,773	791,613,587	2,291,420,851	59,195,522
Non-controlled affiliated issuers	267,581,359	2,553,322	49,698,820	109,034,397	2,346,351
Cash	4,259,190	-	34,215	115,051	-
Foreign currency at value (a)	1,584,012	6,795	1,696,414	-	29
Unrealized appreciation on forward currency contracts	41,010,141	-	2,240,632	8,551,492	-
Receivable for investments sold	60,974,313	165,607	14,084,741	27,595,201	597,132
Receivable for fund shares sold	14,263,497	-	847,602	3,684,993	12,080
Dividends receivable	36,688,481	18,361	760,355	5,989,256	163,479
Tax reclaims receivable	35,274,649	7,658	168,076	2,480,128	44,500
Interest receivable	19,904,218	75,230	-	-	-
Prepaid expenses and other assets	395,043	20,403	209,511	213,899	30,482
Total Assets	10,279,066,850	35,512,149	861,353,953	2,449,085,268	62,389,575
Liabilities
Securities sold short	-	1,711,105 (b)	-	-	-
Unrealized depreciation on forward currency contracts	20,852,511	-	1,747,164	-	-
Payable for investments purchased	34,598,531	4,058	9,494,375	129,225	3,094
Payable for fund shares redeemed	39,458,751	-	3,963,141	6,273,892	104,847
Payable to investment advisor and other affiliates	9,917,878	18,695	809,478	2,065,171	46,456
Payable for short sale financing	-	1,438	-	-	-
Deferred taxes payable	-	-	672,127	-	-
Accounts payable and accrued expenses	5,801,472	25,193	503,106	2,122,648	127,449
Dividends payable for short sales	-	3,774	-	-	-
Dividends payable	15,621,317	-	-	-	-
Total Liabilities	126,250,460	1,764,263	17,189,391	10,590,936	281,846
Net Assets	$ 10,152,816,390	$ 33,747,886	$ 844,164,562	$ 2,438,494,332	$ 62,107,729
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 11,974,752,725	$ 35,126,935	$ 800,410,542	$ 2,474,685,674	$ 69,269,202
Distributable earnings (accumulated loss)	(1,821,936,335)	(1,379,049)	43,754,020	(36,191,342)	(7,161,473)
Net Assets	$ 10,152,816,390	$ 33,747,886	$ 844,164,562	$ 2,438,494,332	$ 62,107,729
78   |  Thornburg Equity Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2020 (Unaudited)
	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND	THORNBURG GLOBAL OPPORTUNITIES FUND	Thornburg International Value Fund	THORNBURG BETTER WORLD INTERNATIONAL FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 2,569,984,398	$ -	$ 178,424,100	$ 517,464,239	$ 7,914,413
Shares outstanding	155,822,270	-	7,628,693	27,626,980	693,094
Net asset value and redemption price per share	$ 16.49	$ -	$ 23.39	$ 18.73	$ 11.42
Maximum offering price per share (net asset value, plus 4.50% of offering price)	$ 17.27	$ -	$ 24.49	$ 19.61	$ 11.96
Class C Shares:
Net assets applicable to shares outstanding	1,789,654,622	-	108,092,093	52,140,533	1,573,961
Shares outstanding	108,641,216	-	4,794,135	3,138,535	138,853
Net asset value and redemption price per share*	16.47	-	22.55	16.61	11.34
Class I Shares:
Net assets applicable to shares outstanding	5,594,652,219	33,747,886	487,378,500	1,353,710,006	52,619,355
Shares outstanding	336,750,974	3,476,476	20,793,903	69,815,093	4,511,352
Net asset value and redemption price per share	16.61	9.71	23.44	19.39	11.66
Class R3 Shares:
Net assets applicable to shares outstanding	25,052,313	-	2,905,893	130,680,646	-
Shares outstanding	1,519,480	-	125,362	6,973,762	-
Net asset value and redemption price per share	16.49	-	23.18	18.74	-
Class R4 Shares:
Net assets applicable to shares outstanding	17,256,371	-	4,465,202	90,810,863	-
Shares outstanding	1,045,216	-	191,984	4,885,446	-
Net asset value and redemption price per share	16.51	-	23.26	18.59	-
Class R5 Shares:
Net assets applicable to shares outstanding	42,489,058	-	27,267,988	107,541,694	-
Shares outstanding	2,559,294	-	1,162,303	5,551,439	-
Net asset value and redemption price per share	16.60	-	23.46	19.37	-
Class R6 Shares:
Net assets applicable to shares outstanding	113,727,409	-	35,630,786	186,146,351	-
Shares outstanding	6,867,422	-	1,515,860	9,648,845	-
Net asset value and redemption price per share	16.56	-	23.51	19.29	-

(a)	Cost of foreign currency is $1,591,435; $6,817; $1,696,414; $0; $29 respectively.
(b)	Proceeds $2,006,098.
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  79

Statements of Assets and Liabilities, Continued
March 31, 2020 (Unaudited)
	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND	Thornburg Value Fund	THORNBURG CORE GROWTH FUND	THORNBURG LONG/SHORT EQUITY FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 1,055,283,608	$ 647,457,513	$ 703,601,305	$ 450,061,201	$ 135,114,890
Non-controlled affiliated issuers	71,880,693	30,893,971	29,653,735	25,391,428	14,236,138
Investments at value
Non-affiliated issuers	1,149,908,087	666,612,752	623,320,302	485,366,040	133,968,836
Non-controlled affiliated issuers	71,880,693	30,893,971	29,653,735	25,391,428	14,236,138
Cash	6,209	11,922	17,852	-	-
Foreign currency at value (a)	1,048,315	56,481	-	-	-
Cash segregated as collateral on securities sold short	-	-	-	-	65,297,301
Receivable for investments sold	33,890,246	7,334,218	-	1,806,963	437,031
Receivable for fund shares sold	4,928,098	2,127,327	353,731	486,247	767,772
Dividends receivable	3,172,459	1,219,445	394,475	135,142	95,463
Tax reclaims receivable	463,335	458,012	-	-	9,105
Prepaid expenses and other assets	157,705	95,177	92,424	62,309	34,830
Total Assets	1,265,455,147	708,809,305	653,832,519	513,248,129	214,846,476
Liabilities
Securities sold short	-	-	-	-	90,280,689(b)
Unrealized depreciation on forward currency contracts	-	-	291,779	-	-
Payable for investments purchased	5,960,573	4,005,858	39,694	32,518	465,106
Payable for fund shares redeemed	6,835,447	2,505,847	1,127,778	906,752	1,825,401
Payable to investment advisor and other affiliates	1,015,036	696,083	646,351	501,514	166,204
Payable for short sale financing	-	-	-	-	28,373
Accounts payable and accrued expenses	633,948	387,082	223,914	151,456	71,061
Dividends payable for short sales	-	-	-	-	61,140
Total Liabilities	14,445,004	7,594,870	2,329,516	1,592,240	92,897,974
Net Assets	$ 1,251,010,143	$ 701,214,435	$ 651,503,003	$ 511,655,889	$ 121,948,502
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 1,158,877,419	$ 847,885,399	$ 732,461,263	$ 464,287,207	$ 128,786,167
Distributable earnings (accumulated loss)	92,132,724	(146,670,964)	(80,958,260)	47,368,682	(6,837,665)
Net Assets	$ 1,251,010,143	$ 701,214,435	$ 651,503,003	$ 511,655,889	$ 121,948,502
80   |  Thornburg Equity Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2020 (Unaudited)
	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND	Thornburg Value Fund	THORNBURG CORE GROWTH FUND	THORNBURG LONG/SHORT EQUITY FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 94,743,158	$ 80,480,778	$ 319,892,545	$ 226,080,420	$ -
Shares outstanding	4,707,618	4,709,364	5,559,147	6,667,526	-
Net asset value and redemption price per share	$ 20.13	$ 17.09	$ 57.54	$ 33.91	$ -
Maximum offering price per share (net asset value, plus 4.50% of offering price)	$ 21.08	$ 17.90	$ 60.25	$ 35.51	$ -
Class C Shares:
Net assets applicable to shares outstanding	38,485,515	45,940,260	23,699,516	29,577,698	-
Shares outstanding	2,073,755	2,827,210	454,424	1,032,961	-
Net asset value and redemption price per share*	18.56	16.25	52.15	28.63	-
Class I Shares:
Net assets applicable to shares outstanding	1,037,437,123	524,147,285	269,500,931	212,334,895	121,948,502
Shares outstanding	50,053,671	30,093,155	4,549,422	5,771,462	12,203,849
Net asset value and redemption price per share	20.73	17.42	59.24	36.79	9.99
Class R3 Shares:
Net assets applicable to shares outstanding	4,685,213	-	21,327,168	24,223,573	-
Shares outstanding	235,605	-	372,433	721,413	-
Net asset value and redemption price per share	19.89	-	57.26	33.58	-
Class R4 Shares:
Net assets applicable to shares outstanding	7,328,114	-	3,898,642	2,459,108	-
Shares outstanding	366,425	-	67,352	72,314	-
Net asset value and redemption price per share	20.00	-	57.88	34.01	-
Class R5 Shares:
Net assets applicable to shares outstanding	25,897,848	2,039,008	13,184,201	16,980,195	-
Shares outstanding	1,245,934	117,456	222,884	462,080	-
Net asset value and redemption price per share	20.79	17.36	59.15	36.75	-
Class R6 Shares:
Net assets applicable to shares outstanding	42,433,172	48,607,104	-	-	-
Shares outstanding	2,036,490	2,788,680	-	-	-
Net asset value and redemption price per share	20.84	17.43	-	-	-

(a)	Cost of foreign currency is $1,051,732; $56,858; $0; $0; $0 respectively.
(b)	Proceeds $97,740,120.
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  81

Statements of Operations
Six Months Ended March 31, 2020 (Unaudited)
	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND	THORNBURG GLOBAL OPPORTUNITIES FUND	Thornburg International Value Fund	THORNBURG BETTER WORLD INTERNATIONAL FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 253,226,087	$ 158,522	$ 6,813,191	$ 19,027,301	$ 495,400
Non-controlled affiliated issuers	19,332,185	35,854	642,488	1,441,663	27,379
Dividend taxes withheld	(19,478,158)	(8,361)	(235,645)	(1,910,028)	(53,115)
Interest income	35,887,366	229,198	8,758	16,282	-
Non-cash dividend	-	-	-	1,465,745	-
Total Income	288,967,480	415,213	7,228,792	20,040,963	469,664
EXPENSES
Investment management fees	48,322,524	135,203	5,132,138	11,528,785	360,076
Administration fees	6,139,464	15,880	540,791	1,340,833	32,522
Distribution and service fees
Class A Shares	4,280,183	-	297,471	810,580	11,776
Class C Shares	12,548,670	-	745,934	363,108	8,755
Class R3 Shares	86,613	-	10,370	396,925	-
Class R4 Shares	29,742	-	9,197	145,603	-
Transfer agent fees
Class A Shares	930,914	-	72,636	327,076	9,554
Class C Shares	569,241	-	41,934	13,282	2,015
Class I Shares	2,161,323	638	217,744	223,417	27,194
Class R3 Shares	11,710	-	1,849	115,731	-
Class R4 Shares	36,829	-	6,884	86,810	-
Class R5 Shares	35,189	-	38,288	38,974	-
Class R6 Shares	4,171	-	2,496	5,733	-
Registration and filing fees
Class A Shares	14,672	-	7,308	8,510	7,043
Class C Shares	10,854	-	6,243	6,274	7,043
Class I Shares	20,661	501	8,670	13,792	7,085
Class R3 Shares	6,284	-	6,200	6,280	-
Class R4 Shares	6,416	-	6,200	6,872	-
Class R5 Shares	6,763	-	6,415	6,113	-
Class R6 Shares	6,629	-	6,108	7,517	-
Dividend expense on securities sold short	-	18,654	-	-	-
Short sale financing fees	-	(1,908) *	-	-	-
Custodian fees	677,991	25,145	151,747	247,311	42,639
Professional fees	201,436	27,444	51,618	100,128	29,194
Trustee and officer fees	448,270	860	43,757	105,810	2,168
Other expenses	563,164	29,590	96,542	194,474	19,543
Total Expenses	77,119,713	252,007	7,508,540	16,099,938	566,607
Less:
Expenses reimbursed	(19,461)	(56,794)	(103,764)	(201,056)	(69,182)
Investment management fees waived	-	-	(258,368)	(152,334)	(51,051)
Net Expenses	77,100,252	195,213	7,146,408	15,746,548	446,374
Net Investment Income (Loss)	$ 211,867,228	$ 220,000	$ 82,384	$ 4,294,415	$ 23,290
82   |  Thornburg Equity Funds Semi-Annual Report

Statements of Operations, Continued
Six Months Ended March 31, 2020 (Unaudited)
	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND	THORNBURG GLOBAL OPPORTUNITIES FUND	Thornburg International Value Fund	THORNBURG BETTER WORLD INTERNATIONAL FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments
Non-affiliated issuer investments*	$ (8,452,552)	$ (552,027)	$ 43,997,965	$ 66,121,262	$ (1,694,706)
Non-controlled affiliated issuers	(26,150,938)	-	-	-	-
Securities sold short	-	350,209	-	-	-
Forward currency contracts	47,779,339	-	4,824,797	-	-
Foreign currency transactions	(1,351,111)	(1,053)	(283,865)	(318,434)	(2,711)
Net realized gain (loss)	11,824,738	(202,871)	48,538,897	65,802,828	(1,697,417)
Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers investments**	(2,972,368,723)	(2,241,334)	(168,920,336)	(429,638,850)	(5,773,870)
Non-controlled affiliated issuers	(248,523,817)	-	-	-	-
Securities sold short	-	224,242	-	-	-
Forward currency contracts	(46,616,205)	-	(4,033,955)	8,551,492	-
Foreign currency translations	653,062	(246)	6,601	7,755	4,046
Change in net unrealized appreciation (depreciation)	(3,266,855,683)	(2,017,338)	(172,947,690)	(421,079,603)	(5,769,824)
Net Realized and Unrealized Gain (Loss)	(3,255,030,945)	(2,220,209)	(124,408,793)	(355,276,775)	(7,467,241)
Change in Net Assets Resulting from Operations	$ (3,043,163,717)	$ (2,000,209)	$ (124,326,409)	$ (350,982,360)	$ (7,443,951)
* Net of foreign capital gain taxes	$ 152	$ -	$ 269,297	$ 258,570	$ -
** Net of change in deferred taxes	$ -	$ 133	$ 1,475,667	$ 858,720	$ -

*	A reimbursement for prior period expenses has been applied against Short Sale Financing Fees resulting in a negative balance as of the period ending 3/31/2020.
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  83

Statements of Operations, Continued
Six Months Ended March 31, 2020 (Unaudited)
	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND	Thornburg Value Fund	THORNBURG CORE GROWTH FUND	THORNBURG LONG/SHORT EQUITY FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 7,489,961	$ 5,820,514	$ 6,531,727	$ 2,059,052	$ 1,173,172
Non-controlled affiliated issuers	861,739	333,162	283,296	307,382	180,934
Dividend taxes withheld	(723,747)	(762,712)	(48,743)	(2,123)	(4,577)
Interest income	11,591	4,288	6,419	3,997	-
Total Income	7,639,544	5,395,252	6,772,699	2,368,308	1,349,529
EXPENSES
Investment management fees	6,129,040	4,112,606	3,692,123	2,632,996	1,222,137
Administration fees	654,733	379,620	380,656	267,743	86,071
Distribution and service fees
Class A Shares	136,193	125,029	529,111	328,841	-
Class C Shares	234,148	311,012	167,971	180,227	-
Class R3 Shares	14,566	-	71,824	72,943	-
Class R4 Shares	10,558	-	7,484	4,015	-
Transfer agent fees
Class A Shares	39,043	39,594	155,971	96,582	-
Class C Shares	18,014	18,055	13,938	10,775	-
Class I Shares	309,144	122,205	111,692	66,591	54,262
Class R3 Shares	6,982	-	19,742	23,305	-
Class R4 Shares	3,039	-	5,243	5,839	-
Class R5 Shares	34,098	1,864	24,063	13,451	-
Class R6 Shares	2,558	4,557	-	-	-
Registration and filing fees
Class A Shares	6,797	6,622	7,060	7,514	-
Class C Shares	6,136	6,402	6,492	6,304	-
Class I Shares	10,291	9,074	6,952	6,767	12,206
Class R3 Shares	6,251	-	6,149	6,167	-
Class R4 Shares	6,252	-	6,165	6,189	-
Class R5 Shares	6,676	6,494	6,136	6,426	-
Class R6 Shares	6,178	6,494	-	-	-
Dividend expense on securities sold short	-	-	-	-	872,327
Short sale financing fees	-	-	-	-	624,210
Custodian fees	181,939	167,331	32,808	27,979	23,616
Professional fees	55,828	39,448	40,484	30,368	25,792
Trustee and officer fees	47,244	26,216	28,125	19,590	6,517
Other expenses	80,033	55,259	51,113	36,497	14,965
Total Expenses	8,005,741	5,437,882	5,371,302	3,857,109	2,942,103
Less:
Expenses reimbursed	(218,912)	(139,611)	(179,817)	(133,033)	-
Investment management fees waived	-	(132,804)	-	-	-
Net Expenses	7,786,829	5,165,467	5,191,485	3,724,076	2,942,103
Net Investment Income (Loss)	$ (147,285)	$ 229,785	$ 1,581,214	$ (1,355,768)	$ (1,592,574)
84   |  Thornburg Equity Funds Semi-Annual Report

Statements of Operations, Continued
Six Months Ended March 31, 2020 (Unaudited)
	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND	Thornburg Value Fund	THORNBURG CORE GROWTH FUND	THORNBURG LONG/SHORT EQUITY FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments*	$ 350,391	$ (11,714,326)	$ 9,197,472	$ 16,690,484	$ (121,862)
Securities sold short	-	-	-	-	(6,922,028)
Forward currency contracts	(1,452,058)	-	439,137	-	-
Foreign currency transactions	(86,947)	(514,417)	7,956	4,066	(117,238)
Net realized gain (loss)	(1,188,614)	(12,228,743)	9,644,565	16,694,550	(7,161,128)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments**	(72,898,041)	(125,579,197)	(166,914,482)	(40,587,321)	(19,103,622)
Securities sold short	-	-	-	-	18,380,356
Forward currency contracts	(310,039)	-	(573,863)	-	-
Foreign currency translations	62,491	(37,437)	239	216	1,095
Change in net unrealized appreciation (depreciation)	(73,145,589)	(125,616,634)	(167,488,106)	(40,587,105)	(722,171)
Net Realized and Unrealized Gain (Loss)	(74,334,203)	(137,845,377)	(157,843,541)	(23,892,555)	(7,883,299)
Change in Net Assets Resulting from Operations	$ (74,481,488)	$ (137,615,592)	$ (156,262,327)	$ (25,248,323)	$ (9,475,873)
* Net of foreign capital gain taxes	$ 59,546	$ 89,189	$ -	$ -	$ -
** Net of change in deferred taxes	$ -	$ 754,348	$ -	$ -	$ -
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  85

Statements of Changes in Net Assets

	THORNBURG INVESTMENT INCOME BUILDER FUND		THORNBURG SUMMIT FUND
	Six Months Ended March 31, 2020*	Year Ended September 30, 2019	Six Months Ended March 31, 2020*	Period Ended September 30, 2019**
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 211,867,228	$ 622,449,712	$ 220,000	$ 318,669
Net realized gain (loss)	11,824,738	93,973,879	(202,871)	133,329
Net change in unrealized appreciation (depreciation)	(3,266,855,683)	(169,703,765)	(2,017,338)	1,042,165
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,043,163,717)	546,719,826	(2,000,209)	1,494,163
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(78,634,574)	(145,285,706)	-	-
Class C Shares	(48,378,466)	(115,848,620)	-	-
Class I Shares	(187,416,269)	(353,388,550)	(621,180)	(251,823)
Class R3 Shares	(745,691)	(1,660,148)	-	-
Class R4 Shares	(511,780)	(1,133,088)	-	-
Class R5 Shares	(1,339,517)	(2,557,558)	-	-
Class R6 Shares	(3,621,482)	(7,383,222)	-	-
FUND SHARE TRANSACTIONS
Class A Shares	(57,851,449)	83,585,956	-	-
Class C Shares	(290,116,383)	(888,620,255)	-	-
Class I Shares	(322,497,392)	35,004,150	879,858	34,247,077
Class R3 Shares	(3,238,668)	(10,267,472)	-	-
Class R4 Shares	(2,565,658)	(5,668,174)	-	-
Class R5 Shares	(4,341,551)	422,399	-	-
Class R6 Shares	(8,984,048)	1,725,253	-	-
Net Increase (Decrease) in Net Assets	(4,053,406,645)	(864,355,209)	(1,741,531)	35,489,417
NET ASSETS
Beginning of Period	14,206,223,035	15,070,578,244	35,489,417	0
End of Period	$ 10,152,816,390	$ 14,206,223,035	$ 33,747,886	$ 35,489,417

*	Unaudited.
**	For the period from commencement of operations on March 01, 2019 through September 30, 2019.
See notes to financial statements.
86  |  Thornburg Equity Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG GLOBAL OPPORTUNITIES FUND		THORNBURG INTERNATIONAL VALUE FUND
	Six Months Ended March 31, 2020*	Year Ended September 30, 2019	Six Months Ended March 31, 2020*	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 82,384	$ 12,674,753	$ 4,294,415	$ 36,498,482
Net realized gain (loss)	48,538,897	20,393,776	65,802,828	254,258,240
Net change in unrealized appreciation (depreciation)	(172,947,690)	(164,532,027)	(421,079,603)	(275,033,639)
Net Increase (Decrease) in Net Assets Resulting from Operations	(124,326,409)	(131,463,498)	(350,982,360)	15,723,083
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(3,426,643)	(6,084,601)	(42,355,548)	(8,986,188)
Class C Shares	(1,537,469)	(1,977,267)	(4,756,124)	-
Class I Shares	(13,354,554)	(23,054,670)	(110,539,987)	(30,860,690)
Class R3 Shares	(49,078)	(108,092)	(10,029,696)	(1,984,958)
Class R4 Shares	(78,407)	(288,231)	(7,549,189)	(1,906,286)
Class R5 Shares	(717,913)	(1,405,780)	(10,042,628)	(3,078,981)
Class R6 Shares	(912,732)	(1,209,350)	(15,441,134)	(7,281,194)
FUND SHARE TRANSACTIONS
Class A Shares	(26,201,721)	(101,269,120)	(19,967,902)	(126,975,885)
Class C Shares	(25,141,005)	(82,379,964)	(17,294,287)	(76,657,213)
Class I Shares	(192,386,083)	(333,371,480)	(37,700,766)	(731,547,651)
Class R3 Shares	(975,413)	(2,626,610)	(4,281,528)	(48,954,078)
Class R4 Shares	(4,275,316)	(9,917,215)	(14,306,137)	(40,117,767)
Class R5 Shares	(10,783,126)	(22,285,902)	(20,945,669)	(75,022,223)
Class R6 Shares	(4,020,023)	(2,114,070)	10,092,477	(236,639,711)
Net Decrease in Net Assets	(408,185,892)	(719,555,850)	(656,100,478)	(1,374,289,742)
NET ASSETS
Beginning of Period	1,252,350,454	1,971,906,304	3,094,594,810	4,468,884,552
End of Period	$ 844,164,562	$ 1,252,350,454	$ 2,438,494,332	$ 3,094,594,810

*	Unaudited.
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  87

Statements of Changes in Net Assets, Continued

	THORNBURG BETTER WORLD INTERNATIONAL FUND		THORNBURG INTERNATIONAL GROWTH FUND
	Six Months Ended March 31, 2020*	Year Ended September 30, 2019	Six Months Ended March 31, 2020*	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 23,290	$ 912,777	$ (147,285)	$ 4,125,865
Net realized gain (loss)	(1,697,417)	(764,557)	(1,188,614)	12,262,873
Net change in unrealized appreciation (depreciation)	(5,769,824)	(2,220,228)	(73,145,589)	(131,871,425)
Net Decrease in Net Assets Resulting from Operations	(7,443,951)	(2,072,008)	(74,481,488)	(115,482,687)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(63,296)	(794,041)	(553,089)	(3,914,434)
Class C Shares	(1,257)	(158,603)	(259,350)	(2,516,390)
Class I Shares	(847,463)	(4,524,294)	(9,871,216)	(50,306,025)
Class R3 Shares	-	-	(31,060)	(267,010)
Class R4 Shares	-	-	(43,446)	(355,180)
Class R5 Shares	-	-	(238,867)	(1,314,036)
Class R6 Shares	-	-	(427,726)	(1,827,702)
FUND SHARE TRANSACTIONS
Class A Shares	(503,311)	1,776,230	(6,078,671)	(8,526,596)
Class C Shares	71,976	(343,821)	(6,962,738)	(21,012,442)
Class I Shares	(3,342)	10,196,900	(94,373,962)	(121,377,075)
Class R3 Shares	-	-	(1,344,982)	(1,339,119)
Class R4 Shares	-	-	289,855	(3,982,891)
Class R5 Shares	-	-	(1,116,165)	(5,662,040)
Class R6 Shares	-	-	348,086	(1,509,937)
Net Increase (Decrease) in Net Assets	(8,790,644)	4,080,363	(195,144,819)	(339,393,564)
NET ASSETS
Beginning of Period	70,898,373	66,818,010	1,446,154,962	1,785,548,526
End of Period	$ 62,107,729	$ 70,898,373	$ 1,251,010,143	$ 1,446,154,962

*	Unaudited.
See notes to financial statements.
88   |  Thornburg Equity Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG DEVELOPING WORLD FUND		THORNBURG VALUE FUND
	Six Months Ended March 31, 2020*	Year Ended September 30, 2019	Six Months Ended March 31, 2020*	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 229,785	$ 11,439,642	$ 1,581,214	$ 4,158,599
Net realized gain (loss)	(12,228,743)	15,188,453	9,644,565	(11,319,398)
Net change in unrealized appreciation (depreciation)	(125,616,634)	33,833,871	(167,488,106)	(3,595,618)
Net Increase (Decrease) in Net Assets Resulting from Operations	(137,615,592)	60,461,966	(156,262,327)	(10,756,417)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,058,043)	(832,625)	(1,021,543)	(1,836,449)
Class C Shares	(162,600)	-	-	-
Class I Shares	(8,943,418)	(7,328,575)	(2,037,070)	(2,694,843)
Class R3 Shares	-	-	(56,105)	(114,235)
Class R4 Shares	-	-	(16,670)	(29,384)
Class R5 Shares	(37,097)	(35,726)	(99,060)	(128,320)
Class R6 Shares	(910,491)	(703,702)	-	-
FUND SHARE TRANSACTIONS
Class A Shares	(413,812)	(21,799,926)	(25,604,195)	(42,236,468)
Class C Shares	(8,487,746)	(22,061,241)	(6,370,381)	(14,837,174)
Class I Shares	47,575,563	(80,785,547)	(26,258,979)	(55,270,314)
Class R3 Shares	-	-	(3,070,199)	(8,888,072)
Class R4 Shares	-	-	(1,354,411)	(1,294,640)
Class R5 Shares	29,794	(1,089,073)	(1,721,795)	(767,164)
Class R6 Shares	1,815,582	(3,312,730)	-	-
Net Decrease in Net Assets	(108,207,860)	(77,487,179)	(223,872,735)	(138,853,480)
NET ASSETS
Beginning of Period	809,422,295	886,909,474	875,375,738	1,014,229,218
End of Period	$ 701,214,435	$ 809,422,295	$ 651,503,003	$ 875,375,738

*	Unaudited.
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  89

Statements of Changes in Net Assets, Continued

	THORNBURG CORE GROWTH FUND		THORNBURG LONG/SHORT EQUITY FUND
	Six Months Ended March 31, 2020*	Year Ended September 30, 2019	Six Months Ended March 31, 2020*	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment loss	$ (1,355,768)	$ (2,206,363)	$ (1,592,574)	$ (3,143,968)
Net realized gain (loss)	16,694,550	54,097,373	(7,161,128)	4,168,021
Net change in unrealized appreciation (depreciation)	(40,587,105)	(71,349,791)	(722,171)	(4,863,694)
Net Decrease in Net Assets Resulting from Operations	(25,248,323)	(19,458,781)	(9,475,873)	(3,839,641)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(23,521,075)	-	-	-
Class C Shares	(3,795,871)	-	-	-
Class I Shares	(21,867,930)	-	(3,953,280)	(8,099,318)
Class R3 Shares	(2,684,133)	-	-	-
Class R4 Shares	(332,371)	-	-	-
Class R5 Shares	(1,703,398)	-	-	-
FUND SHARE TRANSACTIONS
Class A Shares	1,890,438	(28,138,946)	-	-
Class C Shares	(1,957,825)	(15,122,046)	-	-
Class I Shares	(10,975,876)	(24,897,376)	(84,997,836)	28,510,781
Class R3 Shares	(2,024,164)	(9,425,792)	-	-
Class R4 Shares	(1,202,251)	(293,149)	-	-
Class R5 Shares	(532,909)	(10,416,662)	-	-
Net Increase (Decrease) in Net Assets	(93,955,688)	(107,752,752)	(98,426,989)	16,571,822
NET ASSETS
Beginning of Period	605,611,577	713,364,329	220,375,491	203,803,669
End of Period	$ 511,655,889	$ 605,611,577	$ 121,948,502	$ 220,375,491

*	Unaudited.
See notes to financial statements.
90   |  Thornburg Equity Funds Semi-Annual Report

Statement of Cash Flows
Thornburg Long/Short Equity Fund  |  Six Months Ended March 31, 2020 (Unaudited)
Cash Flows from Operating Activities:
Net change in net assets resulting from operations	$ (9,475,873)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments in securities	(63,315,377)
Payments to cover securities sold short	(84,631,881)
Proceeds from disposition of investments in securities	125,825,144
Proceeds from securities sold short	35,797,360
Purchases of short term investments, net	34,935,356
Net realized (gain) loss:
Investment transactions	121,862
Securities sold short	6,922,028
Net unrealized (gain) loss:
Investments	19,103,622
Securities sold short	(18,380,356)
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash segregated as collateral on securities sold short	35,981,004
Dividend and interest reclaim receivable	19,467
Prepaid expenses and other assets	(15,372)
Increase (decrease) in liabilities:
Payable for short sale financing	(290,841)
Payable for dividends on securities sold short	(50,103)
Payable to investment adviser	(39,491)
Accrued expenses and other payables	(55,927)
Net cash used in operating activities	$ 82,450,622
Cash Flows from Financing Activities:
Fund shares sold	$ 19,379,042
Fund shares redeemed	(105,101,290)
Fund distributions paid and not reinvested	(147,121)
Net cash received from financing activities	$ (85,869,369)
Net increase in cash during the period	$ (3,418,747)
Cash and foreign currency, beginning of period:	$ 3,418,747
Cash and foreign currency, end of period:	$ -
Non-cash Activities:
Reinvestment of Fund distributions	3,806,159
See notes to financial statements.
Thornburg Equity Funds Semi-Annual Report  |  91

Notes to Financial Statements
March 31, 2020 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Investment Income Builder Fund ("Income Builder Fund"), Thornburg Summit Fund ("Summit Fund"), Thornburg Global Opportunities Fund ("Global Opportunities Fund"), Thornburg International Value Fund ("International Value Fund"), Thornburg Better World International Fund ("Better World International Fund"), Thornburg International Growth Fund ("International Growth Fund"), Thornburg Developing World Fund ("Developing World Fund"), Thornburg Value Fund ("Value Fund"), Thornburg Core Growth Fund ("Growth Fund"), and Thornburg Long/Short Equity Fund ("Long/Short Equity Fund"), collectively the ("Funds"), are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently ten of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Income Builder Fund: The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, small and mid-cap company risk, credit risk, high-yield risk, interest rate risk, prepayment and extension risk, foreign investment risk,developing country risk, risks affecting specific countries or regions, liquidity risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Summit Fund: The Fund’s investment goal is to seek to grow real wealth over time. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, small and mid-cap company risk, short sale risk, credit risk, high yield risk, interest rate risk, prepayment and extension risk, liquidity risk, inflation risk, structured products risk, commodities-related investment risk, real estate risk and derivatives risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Global Opportunities Fund: The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, interest rate risk, liquidity risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
International Value Fund: The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, risks affecting specific countries or regions, risks affecting investments in China, small and mid-cap company risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Better World International Fund: The Fund seeks long-term capital appreciation. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, interest rate risk, liquidity risk, social investing risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
International Growth Fund: The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Developing World Fund: The Fund seeks long-term capital appreciation. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, risks affecting specific countries or regions, risks affecting investments in China, small and mid-cap company risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Value Fund: The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, small and mid-cap company risk, foreign investment risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Core Growth Fund: The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific
92   |  Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
issuers, small and mid-cap company risk, foreign investment risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Long/Short Equity Fund: The Fund seeks long-term capital appreciation. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, small and mid-cap company risk, short sale risk, non-diversification risk, derivatives risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
The Funds currently offer from one to seven classes of shares of beneficial interest:
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
At March 31, 2020, the following class of shares are offered in each respective Fund:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Income Builder Fund	X	X	X	X	X	X	X
Summit Fund			X
Global Opportunities Fund	X	X	X	X	X	X	X
International Value Fund	X	X	X	X	X	X	X
Better World International Fund	X	X	X
International Growth Fund	X	X	X	X	X	X	X
Developing World Fund	X	X	X			X	X
Value Fund	X	X	X	X	X	X
Growth Fund	X	X	X	X	X	X
Long/Short Equity Fund			X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid quarterly or annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the "Advisor"). Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the
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Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
transaction date. When the Funds purchase or sell foreign investments, they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Short Sales: A short sale involves the sale by the Funds of a security that the Funds do not own. The Funds borrow the security that they intend to sell from a broker or other institution, and at a later date the Funds complete the short sale by purchasing that same security on the open market and delivering it to the lending institution. The Funds may be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. These amounts are included in Short sale financing fees on the Statement of Operations. When it enters into a short sale, the Funds seek to profit on a decline in the price of the security between the date the Funds borrow the security and the date the Funds purchase the security to deliver it to the lender. If, however, the price of the security increases between those dates, or if the price of the security declines by an amount which is not sufficient to cover the expenses of borrowing the security, the Funds will experience a loss. Although the potential for gain as a result of a short sale is limited to the price at which the Funds sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. Short sales held by the Funds during the six month period were fully collateralized by segregated cash or other securities, which are denoted on the Schedule of Investments.
Unfunded Loan Commitments: The Income Builder Fund has entered into a loan commitment with Malamute Energy, Inc., of which at March 31, 2020, $316,081 of the $634,830 par commitment had been funded. The maturity date is June 30, 2020.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a
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Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2020 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Funds’ valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Funds’ business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Funds may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
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Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Funds may be traded on days and at times when the Funds are not open for business. Consequently, the value of Funds’ investments may be significantly affected on days when shareholders cannot purchase or sell Funds’ shares.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
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Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of March 31, 2020:
INCOME BUILDER FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 8,941,530,352	$ 3,445,229,233	$ 5,496,170,509	$ 130,610
Preferred Stock	42,469,065	10,531,065	31,938,000	—
Asset Backed Securities	10,133,758	—	9,580,364	553,394
Corporate Bonds	840,529,091	—	838,891,748	1,637,343
Municipal Bonds	2,604,822	—	2,604,822	—
Other Government	4,202,729	—	4,202,729	—
Mortgage Backed	1,838,042	—	1,838,042	—
Loan Participations	91,268,594	—	82,101,676	9,166,918
Short-Term Investments	130,136,853	130,136,853	—	—
Total Investments in Securities	$ 10,064,713,306	$ 3,585,897,151	$ 6,467,327,890	$ 11,488,265(a)(b)
Other Financial Instruments
Forward Currency Contracts	$ 41,010,141	$ —	$ 41,010,141	$ —
Total Assets	$ 10,105,723,447	$ 3,585,897,151	$ 6,508,338,031	$ 11,488,265
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (20,852,511)	$ —	$ (20,852,511)	$ —
Total Liabilities	$ (20,852,511)	$ —	$ (20,852,511)	$—

(a)	Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended March 31, 2020 is not presented.
(b)	During the six months ended March 31, 2020, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

SUMMIT FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 20,366,634	$ 14,188,095	$ 6,178,539	$ —
Asset Backed Securities	3,678,586	—	3,678,586	—
Corporate Bonds	1,978,111	—	1,978,111	—
Convertible Bonds	250,097	—	250,097	—
Other Government	33,152	—	33,152	—
U.S. Treasury Securities	3,176,296	3,176,296	—	—
Mortgage Backed	1,929,875	—	1,929,875	—
Loan Participations	68,730	—	68,730	—
Exchange-Traded Funds	1,024,213	1,024,213	—	—
Investment Company	159,079	159,079	—	—
Short-Term Investments	2,553,322	2,553,322	—	—
Total Investments in Securities	$ 35,218,095	$ 21,101,005	$ 14,117,090	$ —
Total Assets	$ 35,218,095	$ 21,101,005	$ 14,117,090	$ —
Liabilities
Investment in Securities Sold Short
Common Stock	$ (1,711,105)	$ (1,711,105)	$ —	$ —
Total Liabilities	$ (1,711,105)	$ (1,711,105)	$ —	$—

GLOBAL OPPORTUNITIES FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 791,613,587	$ 453,464,863	$ 338,148,724	$ —
Short-Term Investments	49,698,820	49,698,820	—	—
Total Investments in Securities	$ 841,312,407	$ 503,163,683	$ 338,148,724	$ —
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Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
GLOBAL OPPORTUNITIES FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Other Financial Instruments
Forward Currency Contracts	$ 2,240,632	$ —	$ 2,240,632	$ —
Total Assets	$ 843,553,039	$ 503,163,683	$ 340,389,356	$ —
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (1,747,164)	$ —	$ (1,747,164)	$ —
Total Liabilities	$ (1,747,164)	$ —	$ (1,747,164)	$—

INTERNATIONAL VALUE FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 2,291,420,851	$ 214,284,807	$ 2,077,136,044	$ —
Short-Term Investments	109,034,397	109,034,397	—	—
Total Investments in Securities	$ 2,400,455,248	$ 323,319,204	$ 2,077,136,044	$ —
Other Financial Instruments
Forward Currency Contracts	$ 8,551,492	$ —	$ 8,551,492	$ —
Total Assets	$ 2,409,006,740	$ 323,319,204	$ 2,085,687,536	$—

BETTER WORLD INTERNATIONAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 59,195,522	$ 10,156,896	$ 49,038,626	$ —
Short-Term Investments	2,346,351	2,346,351	—	—
Total Investments in Securities	$ 61,541,873	$ 12,503,247	$ 49,038,626	$ —
Total Assets	$ 61,541,873	$ 12,503,247	$ 49,038,626	$—

INTERNATIONAL GROWTH FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 1,149,908,087	$ 373,268,114	$ 776,639,973	$ —
Short-Term Investments	71,880,693	71,880,693	—	—
Total Investments in Securities	$ 1,221,788,780	$ 445,148,807	$ 776,639,973	$ —
Total Assets	$ 1,221,788,780	$ 445,148,807	$ 776,639,973	$—

DEVELOPING WORLD FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 666,612,752	$ 234,148,147	$ 432,464,605	$ —
Short-Term Investments	30,893,971	30,893,971	—	—
Total Investments in Securities	$ 697,506,723	$ 265,042,118	$ 432,464,605	$ —(a)(b)
Total Assets	$ 697,506,723	$ 265,042,118	$ 432,464,605	$—

(a)	Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended March 31, 2020 is not presented.
(b)	During the six months ended March 31, 2020, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

VALUE FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 623,320,302	$ 587,571,711	$ 35,748,591	$ —
Short-Term Investments	29,653,735	29,653,735	—	—
Total Investments in Securities	$ 652,974,037	$ 617,225,446	$ 35,748,591	$ —
Total Assets	$ 652,974,037	$ 617,225,446	$ 35,748,591	$—
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Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
VALUE FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (291,779)	$ —	$ (291,779)	$ —
Total Liabilities	$ (291,779)	$ —	$ (291,779)	$—

GROWTH FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 485,366,040	$ 472,271,453	$ 13,094,587	$ —
Short-Term Investments	25,391,428	25,391,428	—	—
Total Investments in Securities	$ 510,757,468	$ 497,662,881	$ 13,094,587	$ —
Total Assets	$ 510,757,468	$ 497,662,881	$ 13,094,587	$—

LONG/SHORT EQUITY FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 133,968,836	$ 113,417,275	$ 20,551,561	$ —
Short-Term Investments	14,236,138	14,236,138	—	—
Total Investments in Securities	$ 148,204,974	$ 127,653,413	$ 20,551,561	$ —
Total Assets	$ 148,204,974	$ 127,653,413	$ 20,551,561	$ —
Liabilities
Investment in Securities Sold Short
Common Stock	$ (90,128,392)	$ (81,209,997)	$ (8,918,395)	$ —
Exchange-Traded Funds	(152,297)	(143,620)	—	(8,677)
Total Investment in Securities Sold Short	$ (90,280,689)	$ (81,353,617)	$ (8,918,395)	$ (8,677)
Total Liabilities	$ (90,280,689)	$ (81,353,617)	$ (8,918,395)	$(8,677)
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment management agreement, the Advisor serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. Under the investment advisory agreement, Funds pay the Advisor a management fee based on the average daily net assets of the Funds at an annual rate as shown in the following table:
INCOME BUILDER FUND, GLOBAL OPPORTUNITIES FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL GROWTH FUND, VALUE FUND, GROWTH FUND		SUMMIT FUND		BETTER WORLD INTERNATIONAL FUND, DEVELOPING WORLD FUND		LONG/SHORT EQUITY FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%	Up to $500 million	0.750%	Up to $500 million	0.975%	Up to $500 million	1.250%
Next $500 million	0.825	Next $500 million	0.700	Next $500 million	0.925	Next $500 million	1.200
Next $500 million	0.775	Next $500 million	0.650	Next $500 million	0.875	Next $1 billion	1.150
Next $500 million	0.725	Next $500 million	0.625	Next $500 million	0.825	Over $2 billion	1.100
Over $2 billion	0.675	Over $2 billion	0.600	Over $2 billion	0.775
The Funds’ effective management fee of the Funds’ average daily net assets (before applicable management fee waivers) for the six months ended March 31, 2020 were as shown in the following table. Total management fees incurred by the Funds for the six months ended March 31, 2020 are set forth in the Statement of Operations.
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Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
Effective Management Fee
Income Builder Fund	0.693%
Summit Fund	0.750
Global Opportunities Fund	0.835
International Value Fund	0.757
Better World International Fund	0.975
International Growth Fund	0.824
Developing World Fund	0.954
Value Fund	0.853
Growth Fund	0.866
Long/Short Equity Fund	1.250
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Funds’ shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative service fees incurred by each class of shares of the Funds for the six months ended March 31, 2020, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the six months ended March 31, 2020, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C shares as follows:
	Commissions	CDSC fees
Income Builder Fund	$ 163,373	$ 35,282
Global Opportunities Fund	4,788	5,199
International Value Fund	4,426	4,445
Better World International Fund	650	66
International Growth Fund	6,025	1,638
Developing World Fund	4,358	574
Value Fund	6,341	1,247
Growth Fund	4,664	1,303
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Income Builder Fund, Global Opportunities Fund, International Value Fund, International Growth Fund, Value Fund and Growth Fund, Class A, Class C, Class I shares of the Better World International Fund and Class I shares of the Summit Fund and Long/Short Equity Fund. For the six months ended March 31, 2020, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Funds’ shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and Class R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per
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Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the six months ended March 31, 2020, are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Funds. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor before February 1, 2021, unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the six months ended March 31, 2020 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown in the following table:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Income Builder Fund	—%	—%	—%	1.50%	1.50%	0.99%	0.80%
Summit Fund	—	—	0.99	—	—	—	—
Global Opportunities Fund	—	—	—	1.50	1.40	0.99	0.85
International Value Fund	—	—	—	1.45	1.25	0.99	—
Better World International Fund	1.83	2.38	1.09	—	—	—	—
International Growth Fund	—	—	—	1.50	0.40	0.99	0.85
Developing World Fund	—	—	1.09	—	—	1.09	0.99
Value Fund	—	—	0.99	1.35	1.25	0.99	—
Growth Fund	—	—	0.99	1.50	1.40	0.99	—
For the six months ended March 31, 2020, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Income Builder Fund	$ —	$ —	$ —	$ 2,470	$ —	$ 16,991
Summit Fund	—	56,794	—	—	—	—
Global Opportunities Fund	—	—	6,743	5,157	34,017	29,413
International Value Fund	—	—	64,705	21,951	—	—
Better World International Fund	7,300	61,882	—	—	—	—
International Growth Fund	—	—	12,044	1,368	36,543	25,995
Developing World Fund	—	94,011	—	—	8,196	37,404
Value Fund	—	95,916	44,141	10,693	29,067	—
Growth Fund	—	75,119	28,236	9,622	20,056	—
Voluntary:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Global Opportunities Fund	$ 50,082	$ 31,392	$ 184,542	$ 872	$ 1,545	$ 8,431	$ 9,938
International Value Fund	32,441	3,630	83,528	7,942	5,822	7,482	125,889
Better World International Fund	6,511	1,212	43,328	—	—	—	—
International Growth Fund	—	—	142,962	—	—	—	—
Developing World Fund	15,403	9,570	98,210	—	—	402	9,219
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately 1.22% for Investment Income Builder Fund, 3.92% for Global Opportunities Fund, 1.44% for International Value Fund, 45.32% for Better World International Fund, 2.68% for International Growth Fund, 4.90% for Developing World Fund, 5.21% for Value Fund, 7.02% for Core Growth Fund, 34.79% for Long/Short Equity Fund and 99.46% for Summit Fund.
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2020, the Summit Fund had transactions with affiliated funds of $1,336,354 in purchases and $2,375,455 in sales generating realized gains of $22,328.
Thornburg Equity Funds Semi-Annual Report  |  101

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Funds’ invested for cash management purposes during the period:
INCOME BUILDER FUND	Market Value 9/30/19	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/20	Dividend Income
Apollo Investment Corp.	$ 131,408,333	$ -	$ (55,220,494)	$(25,711,054)	$ (17,384,235)	$ 33,092,550	$ 4,873,741
MFA Financial, Inc.	244,867,200	-	(4,088,913)	(439,884)	(189,622,403)	50,716,000	6,544,000
Solar Capital Ltd.	95,153,135	-	-	-	(41,517,179)	53,635,956	3,778,478
Thornburg Capital Mgmt. Fund	614,430,438	1,330,626,435	(1,814,920,020)	-	-	130,136,853	4,135,966
Total	$1,085,859,106	$1,330,626,435	$(1,874,229,427)	$(26,150,938)	$(248,523,817)	$267,581,359	$19,332,185
SUMMIT FUND
Thornburg Capital Mgmt. Fund	$ 3,204,470	$ 14,260,433	$ (14,911,581)	$ -	$ -	$ 2,553,322	$ 35,854
GLOBAL OPPORTUNITIES FUND
Thornburg Capital Mgmt. Fund	$ 87,050,413	$ 247,400,000	$ (284,751,593)	$ -	$ -	$ 49,698,820	$ 642,488
INTERNATIONAL VALUE FUND
Thornburg Capital Mgmt. Fund	$ 326,788,112	$ 496,954,241	$ (714,707,956)	$ -	$ -	$109,034,397	$ 1,441,663
BETTER WORLD INTERNATIONAL FUND
Thornburg Capital Mgmt. Fund	$ 4,609,937	$ 15,554,526	$ (17,818,112)	$ -	$ -	$ 2,346,351	$ 27,379
INTERNATIONAL GROWTH FUND
Thornburg Capital Mgmt. Fund	$ 146,116,782	$ 188,523,118	$ (262,759,207)	$ -	$ -	$ 71,880,693	$ 861,739
DEVELOPING WORLD FUND
Thornburg Capital Mgmt. Fund	$ 30,350,997	$ 139,667,538	$ (139,124,564)	$ -	$ -	$ 30,893,971	$ 333,162
VALUE FUND
Thornburg Capital Mgmt. Fund	$ 26,639,766	$ 112,928,384	$ (109,914,415)	$ -	$ -	$ 29,653,735	$ 283,296
GROWTH FUND
Thornburg Capital Mgmt. Fund	$ 54,791,964	$ 124,573,298	$ (153,973,834)	$ -	$ -	$ 25,391,428	$ 307,382
LONG/SHORT EQUITY FUND
Thornburg Capital Mgmt. Fund	$ 49,171,496	$ 122,943,976	$ (157,879,334)	$ -	$ -	$ 14,236,138	$ 180,934
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the six month period ended March 31, 2020, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
102  |  Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
At March 31, 2020, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Income Builder Fund	$ 11,116,581,752	$ 1,506,820,905	$ (2,558,689,351)	$ (1,051,868,446)
Summit Fund	34,481,782	1,780,358	(2,755,150)	(974,792)
Global Opportunities Fund	829,785,393	122,432,958	(110,905,944)	11,527,014
International Value Fund	2,510,548,834	190,634,676	(300,728,262)	(110,093,586)
Better World International Fund	66,065,361	5,170,685	(9,694,173)	(4,523,488)
International Growth Fund	1,127,164,301	198,639,262	(104,014,783)	94,624,479
Developing World Fund	678,351,484	130,529,986	(111,374,747)	19,155,239
Value Fund	733,255,040	67,586,075	(147,867,078)	(80,281,003)
Growth Fund	475,452,629	58,294,557	(22,989,718)	35,304,839
Long/Short Equity Fund	51,610,908	32,792,110	(26,478,732)	6,313,378
At March 31, 2020, the Growth and Long/Short Equity Funds had deferred tax basis late-year ordinary losses losses occurring subsequent to October 31, 2018 through September 30, 2019 of $1,720,335 and $3,460,244, respectively. For tax purposes, such losses will be recognized in the year ending September 30, 2020.
At March 31, 2020, the Funds had deferred tax basis capital losses occurring subsequent to October 31, 2018 through September 30, 2019 per the following table. For tax purposes, such losses will be recognized in the year ending September 30, 2020.
Capital Losses
Income Builder Fund	$ 74,824,138
Better World International Fund	300,012
Developing World Fund	7,235,226
Value Fund	11,133,633
Long/Short Equity Fund	234,573
At March 31, 2020, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Income Builder Fund	$ 480,015,129	$ —
Better World International Fund	356,445	27,286
Developing World Fund	145,451,455	—
Value Fund	761,266	3,892,019
Foreign Withholding Taxes: The Funds are subject to foreign tax withholding imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Funds would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Funds have recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Funds are subject to a tax imposed on net realized gains of securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2020, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
Thornburg Equity Funds Semi-Annual Report  |  103

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
INCOME BUILDER FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	11,787,261	$ 252,218,219	33,705,434	$ 707,103,365
Shares issued to shareholders in reinvestment of dividends	3,856,151	73,490,726	6,463,698	135,920,991
Shares repurchased	(19,057,243)	(383,560,394)	(35,866,394)	(759,438,400)
Net increase (decrease)	(3,413,831)	$ (57,851,449)	4,302,738	$ 83,585,956
Class C Shares
Shares sold	3,397,353	$ 72,797,472	7,061,223	$ 148,341,647
Shares issued to shareholders in reinvestment of dividends	2,252,429	43,221,283	5,004,929	104,768,735
Shares repurchased	(19,566,834)	(406,135,138)	(54,396,665)	(1,141,730,637)
Net increase (decrease)	(13,917,052)	$ (290,116,383)	(42,330,513)	$ (888,620,255)
Class I Shares
Shares sold	31,994,933	$ 679,388,699	73,615,316	$ 1,562,786,242
Shares issued to shareholders in reinvestment of dividends	8,663,085	166,016,578	14,703,460	311,369,187
Shares repurchased	(60,905,046)	(1,167,902,669)	(86,778,222)	(1,839,151,279)
Net increase (decrease)	(20,247,028)	$ (322,497,392)	1,540,554	$ 35,004,150
Class R3 Shares
Shares sold	96,792	$ 2,015,218	209,743	$ 4,403,248
Shares issued to shareholders in reinvestment of dividends	36,121	692,576	71,195	1,492,405
Shares repurchased	(278,705)	(5,946,462)	(767,138)	(16,163,125)
Net increase (decrease)	(145,792)	$ (3,238,668)	(486,200)	$ (10,267,472)
Class R4 Shares
Shares sold	158,670	$ 3,328,254	326,458	$ 6,855,745
Shares issued to shareholders in reinvestment of dividends	17,158	328,798	34,362	721,871
Shares repurchased	(290,744)	(6,222,710)	(626,921)	(13,245,790)
Net increase (decrease)	(114,916)	$ (2,565,658)	(266,101)	$ (5,668,174)
Class R5 Shares
Shares sold	295,702	$ 6,097,458	623,849	$ 13,230,266
Shares issued to shareholders in reinvestment of dividends	60,501	1,167,594	114,673	2,425,762
Shares repurchased	(536,322)	(11,606,603)	(712,201)	(15,233,629)
Net increase (decrease)	(180,119)	$ (4,341,551)	26,321	$ 422,399
Class R6 Shares
Shares sold	443,293	$ 9,500,259	638,809	$ 13,481,559
Shares issued to shareholders in reinvestment of dividends	169,853	3,250,081	315,339	6,657,506
Shares repurchased	(987,962)	(21,734,388)	(873,000)	(18,413,812)
Net increase (decrease)	(374,816)	$ (8,984,048)	81,148	$ 1,725,253
104  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
	SIX MONTHS ENDED March 31, 2020		PERIOD ENDED September 30, 2019* (AUDITED)
SUMMIT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	41,791	$ 440,447	3,370,232	$ 34,036,328
Shares issued to shareholders in reinvestment of dividends	54,495	546,992	20,145	210,749
Shares repurchased	(10,187)	(107,581)	-	-
Net increase (decrease)	86,099	$ 879,858	3,390,377	$ 34,247,077
* The Fund commenced operations on March 01, 2019.
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
GLOBAL OPPORTUNITIES FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	313,892	$ 9,085,180	781,038	$ 20,906,242
Shares issued to shareholders in reinvestment of dividends	108,824	3,274,818	242,411	5,769,379
Shares repurchased	(1,376,391)	(38,561,719)	(4,718,077)	(127,944,741)
Net increase (decrease)	(953,675)	$ (26,201,721)	(3,694,628)	$ (101,269,120)
Class C Shares
Shares sold	103,818	$ 2,859,658	321,134	$ 8,203,210
Shares issued to shareholders in reinvestment of dividends	50,480	1,438,784	79,218	1,826,769
Shares repurchased	(1,064,403)	(29,439,447)	(3,542,700)	(92,409,943)
Net increase (decrease)	(910,105)	$ (25,141,005)	(3,142,348)	$ (82,379,964)
Class I Shares
Shares sold	1,698,041	$ 48,792,482	6,403,173	$ 173,821,046
Shares issued to shareholders in reinvestment of dividends	401,346	12,189,849	865,374	20,630,523
Shares repurchased	(8,868,205)	(253,368,414)	(19,616,732)	(527,823,049)
Net increase (decrease)	(6,768,818)	$ (192,386,083)	(12,348,185)	$ (333,371,480)
Class R3 Shares
Shares sold	13,133	$ 380,557	30,849	$ 826,958
Shares issued to shareholders in reinvestment of dividends	1,382	40,806	2,888	68,136
Shares repurchased	(47,422)	(1,396,776)	(131,740)	(3,521,704)
Net increase (decrease)	(32,907)	$ (975,413)	(98,003)	$ (2,626,610)
Class R4 Shares
Shares sold	89,181	$ 2,618,700	152,774	$ 3,989,913
Shares issued to shareholders in reinvestment of dividends	1,969	57,789	8,800	207,684
Shares repurchased	(237,954)	(6,951,805)	(524,575)	(14,114,812)
Net increase (decrease)	(146,804)	$ (4,275,316)	(363,001)	$ (9,917,215)
Class R5 Shares
Shares sold	196,900	$ 5,853,198	296,661	$ 8,089,436
Shares issued to shareholders in reinvestment of dividends	22,000	668,594	56,561	1,349,546
Shares repurchased	(585,829)	(17,304,918)	(1,152,006)	(31,724,884)
Net increase (decrease)	(366,929)	$ (10,783,126)	(798,784)	$ (22,285,902)
Thornburg Equity Funds Semi-Annual Report  |  105

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
GLOBAL OPPORTUNITIES FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares
Shares sold	48,696	$ 1,356,748	301,553	$ 8,281,671
Shares issued to shareholders in reinvestment of dividends	28,664	874,386	43,624	1,042,604
Shares repurchased	(207,173)	(6,251,157)	(416,053)	(11,438,345)
Net increase (decrease)	(129,813)	$ (4,020,023)	(70,876)	$ (2,114,070)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
INTERNATIONAL VALUE FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,403,787	$ 31,618,127	4,193,267	$ 91,176,594
Shares issued to shareholders in reinvestment of dividends	1,690,807	38,525,641	432,321	8,153,571
Shares repurchased	(4,091,976)	(90,111,670)	(10,476,530)	(226,306,050)
Net increase (decrease)	(997,382)	$ (19,967,902)	(5,850,942)	$ (126,975,885)
Class C Shares
Shares sold	145,952	$ 2,795,130	259,750	$ 4,848,426
Shares issued to shareholders in reinvestment of dividends	191,682	3,835,544	-	-
Shares repurchased	(1,202,403)	(23,924,961)	(4,241,881)	(81,505,639)
Net increase (decrease)	(864,769)	$ (17,294,287)	(3,982,131)	$ (76,657,213)
Class I Shares
Shares sold	5,581,449	$ 123,648,438	11,926,611	$ 261,023,247
Shares issued to shareholders in reinvestment of dividends	4,341,838	102,568,694	1,426,129	27,752,471
Shares repurchased	(11,637,981)	(263,917,898)	(46,729,970)	(1,020,323,369)
Net increase (decrease)	(1,714,694)	$ (37,700,766)	(33,377,230)	$ (731,547,651)
Class R3 Shares
Shares sold	1,090,750	$ 24,039,055	959,317	$ 20,864,279
Shares issued to shareholders in reinvestment of dividends	413,170	9,398,883	94,905	1,790,857
Shares repurchased	(1,714,260)	(37,719,466)	(3,275,976)	(71,609,214)
Net increase (decrease)	(210,340)	$ (4,281,528)	(2,221,754)	$ (48,954,078)
Class R4 Shares
Shares sold	663,987	$ 14,650,089	1,477,039	$ 31,561,225
Shares issued to shareholders in reinvestment of dividends	260,515	5,889,205	66,011	1,235,734
Shares repurchased	(1,552,179)	(34,845,431)	(3,343,042)	(72,914,726)
Net increase (decrease)	(627,677)	$ (14,306,137)	(1,799,992)	$ (40,117,767)
Class R5 Shares
Shares sold	510,587	$ 11,941,605	1,157,927	$ 25,895,089
Shares issued to shareholders in reinvestment of dividends	419,984	9,913,022	154,892	3,012,644
Shares repurchased	(1,857,925)	(42,800,296)	(4,623,294)	(103,929,956)
Net increase (decrease)	(927,354)	$ (20,945,669)	(3,310,475)	$ (75,022,223)
106  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
INTERNATIONAL VALUE FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares
Shares sold	1,852,415	$ 41,887,136	3,823,624	$ 86,514,020
Shares issued to shareholders in reinvestment of dividends	595,018	14,007,969	358,774	6,949,445
Shares repurchased	(2,092,284)	(45,802,628)	(14,415,098)	(330,103,176)
Net increase (decrease)	355,149	$ 10,092,477	(10,232,700)	$ (236,639,711)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
BETTER WORLD INTERNATIONAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	25,123	$ 329,984	285,435	$ 3,639,837
Shares issued to shareholders in reinvestment of dividends	4,491	63,452	65,598	793,951
Shares repurchased	(66,477)	(896,747)	(209,272)	(2,657,558)
Net increase (decrease)	(36,863)	$ (503,311)	141,761	$ 1,776,230
Class C Shares
Shares sold	20,300	$ 265,106	19,928	$ 242,846
Shares issued to shareholders in reinvestment of dividends	98	1,371	13,178	158,604
Shares repurchased	(14,231)	(194,501)	(60,397)	(745,271)
Net increase (decrease)	6,167	$ 71,976	(27,291)	$ (343,821)
Class I Shares
Shares sold	280,777	$ 3,859,834	1,565,202	$ 20,168,241
Shares issued to shareholders in reinvestment of dividends	52,598	757,411	333,731	4,122,477
Shares repurchased	(368,065)	(4,620,587)	(1,128,238)	(14,093,818)
Net increase (decrease)	(34,690)	$ (3,342)	770,695	$ 10,196,900
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
INTERNATIONAL GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	531,529	$ 12,089,951	1,359,532	$ 28,489,373
Shares issued to shareholders in reinvestment of dividends	23,326	515,953	177,269	3,634,307
Shares repurchased	(841,698)	(18,684,575)	(1,919,924)	(40,650,276)
Net increase (decrease)	(286,843)	$ (6,078,671)	(383,123)	$ (8,526,596)
Class C Shares
Shares sold	84,028	$ 1,726,346	227,972	$ 4,288,260
Shares issued to shareholders in reinvestment of dividends	11,609	237,306	120,517	2,309,109
Shares repurchased	(436,250)	(8,926,390)	(1,412,167)	(27,609,811)
Net increase (decrease)	(340,613)	$ (6,962,738)	(1,063,678)	$ (21,012,442)
Class I Shares
Shares sold	5,460,498	$ 124,297,891	19,144,670	$ 410,939,079
Shares issued to shareholders in reinvestment of dividends	391,788	9,122,885	2,184,161	45,702,448
Shares repurchased	(10,181,173)	(227,794,738)	(26,924,382)	(578,018,602)
Net increase (decrease)	(4,328,887)	$ (94,373,962)	(5,595,551)	$ (121,377,075)
Thornburg Equity Funds Semi-Annual Report  |  107

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
INTERNATIONAL GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R3 Shares
Shares sold	16,846	$ 373,943	78,781	$ 1,662,558
Shares issued to shareholders in reinvestment of dividends	1,287	28,171	10,759	219,052
Shares repurchased	(78,136)	(1,747,096)	(151,941)	(3,220,729)
Net increase (decrease)	(60,003)	$ (1,344,982)	(62,401)	$ (1,339,119)
Class R4 Shares
Shares sold	74,915	$ 1,636,730	96,637	$ 2,047,446
Shares issued to shareholders in reinvestment of dividends	1,042	22,891	8,904	182,073
Shares repurchased	(61,722)	(1,369,766)	(288,377)	(6,212,410)
Net increase (decrease)	14,235	$ 289,855	(182,836)	$ (3,982,891)
Class R5 Shares
Shares sold	117,616	$ 2,764,981	262,504	$ 5,796,872
Shares issued to shareholders in reinvestment of dividends	9,969	232,842	61,537	1,291,266
Shares repurchased	(176,106)	(4,113,988)	(577,968)	(12,750,178)
Net increase (decrease)	(48,521)	$ (1,116,165)	(253,927)	$ (5,662,040)
Class R6 Shares
Shares sold	158,695	$ 3,681,546	407,174	$ 8,774,427
Shares issued to shareholders in reinvestment of dividends	17,211	404,097	84,527	1,777,102
Shares repurchased	(157,761)	(3,737,557)	(545,823)	(12,061,466)
Net increase (decrease)	18,145	$ 348,086	(54,122)	$ (1,509,937)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
DEVELOPING WORLD FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	593,871	$ 12,584,035	1,085,323	$ 21,275,188
Shares issued to shareholders in reinvestment of dividends	43,975	993,822	45,605	787,592
Shares repurchased	(673,111)	(13,991,669)	(2,244,922)	(43,862,706)
Net increase (decrease)	(35,265)	$ (413,812)	(1,113,994)	$ (21,799,926)
Class C Shares
Shares sold	72,695	$ 1,523,668	165,190	$ 3,021,325
Shares issued to shareholders in reinvestment of dividends	7,220	155,419	-	-
Shares repurchased	(518,782)	(10,166,833)	(1,359,589)	(25,082,566)
Net increase (decrease)	(438,867)	$ (8,487,746)	(1,194,399)	$ (22,061,241)
Class I Shares
Shares sold	7,072,855	$ 151,555,665	6,414,296	$ 128,136,137
Shares issued to shareholders in reinvestment of dividends	375,751	8,646,014	401,425	7,057,046
Shares repurchased	(5,652,313)	(112,626,116)	(10,980,973)	(215,978,730)
Net increase (decrease)	1,796,293	$ 47,575,563	(4,165,252)	$ (80,785,547)
108  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
DEVELOPING WORLD FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	19,225	$ 424,953	77,485	$ 1,515,534
Shares issued to shareholders in reinvestment of dividends	1,618	37,096	2,039	35,726
Shares repurchased	(20,271)	(432,255)	(134,103)	(2,640,333)
Net increase (decrease)	572	$ 29,794	(54,579)	$ (1,089,073)
Class R6 Shares
Shares sold	243,519	$ 5,284,640	412,093	$ 8,203,299
Shares issued to shareholders in reinvestment of dividends	35,373	814,301	36,173	636,287
Shares repurchased	(203,609)	(4,283,359)	(609,784)	(12,152,316)
Net increase (decrease)	75,283	$ 1,815,582	(161,518)	$ (3,312,730)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
VALUE FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	146,537	$ 10,324,590	291,297	$ 19,819,489
Shares issued to shareholders in reinvestment of dividends	12,594	978,624	29,837	1,759,754
Shares repurchased	(521,508)	(36,907,409)	(937,331)	(63,815,711)
Net increase (decrease)	(362,377)	$ (25,604,195)	(616,197)	$ (42,236,468)
Class C Shares
Shares sold	17,484	$ 1,087,208	81,722	$ 4,843,957
Shares issued to shareholders in reinvestment of dividends	5	388	-	-
Shares repurchased	(114,282)	(7,457,977)	(318,422)	(19,681,131)
Net increase (decrease)	(96,793)	$ (6,370,381)	(236,700)	$ (14,837,174)
Class I Shares
Shares sold	281,108	$ 18,484,306	436,870	$ 30,503,549
Shares issued to shareholders in reinvestment of dividends	24,275	1,940,112	41,897	2,541,041
Shares repurchased	(619,298)	(46,683,397)	(1,268,473)	(88,314,904)
Net increase (decrease)	(313,915)	$ (26,258,979)	(789,706)	$ (55,270,314)
Class R3 Shares
Shares sold	25,106	$ 1,728,255	46,946	$ 3,167,611
Shares issued to shareholders in reinvestment of dividends	709	54,896	1,862	109,276
Shares repurchased	(67,718)	(4,853,350)	(178,925)	(12,164,959)
Net increase (decrease)	(41,903)	$ (3,070,199)	(130,117)	$ (8,888,072)
Class R4 Shares
Shares sold	5,188	$ 355,515	7,385	$ 507,408
Shares issued to shareholders in reinvestment of dividends	193	15,077	401	23,796
Shares repurchased	(27,093)	(1,725,003)	(26,747)	(1,825,844)
Net increase (decrease)	(21,712)	$ (1,354,411)	(18,961)	$ (1,294,640)
Thornburg Equity Funds Semi-Annual Report  |  109

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
VALUE FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	17,417	$ 1,229,592	33,412	$ 2,353,451
Shares issued to shareholders in reinvestment of dividends	1,241	99,060	2,117	128,201
Shares repurchased	(40,844)	(3,050,447)	(46,303)	(3,248,816)
Net increase (decrease)	(22,186)	$ (1,721,795)	(10,774)	$ (767,164)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	281,950	$ 10,548,259	541,287	$ 20,620,298
Shares issued to shareholders in reinvestment of dividends	605,285	22,341,083	-	-
Shares repurchased	(818,496)	(30,998,904)	(1,275,196)	(48,759,244)
Net increase (decrease)	68,739	$ 1,890,438	(733,909)	$ (28,138,946)
Class C Shares
Shares sold	45,083	$ 1,390,888	152,226	$ 4,818,016
Shares issued to shareholders in reinvestment of dividends	114,950	3,593,352	-	-
Shares repurchased	(213,362)	(6,942,065)	(601,080)	(19,940,062)
Net increase (decrease)	(53,329)	$ (1,957,825)	(448,854)	$ (15,122,046)
Class I Shares
Shares sold	284,006	$ 11,863,988	596,624	$ 24,270,464
Shares issued to shareholders in reinvestment of dividends	521,774	20,870,933	-	-
Shares repurchased	(1,048,494)	(43,710,797)	(1,186,019)	(49,167,840)
Net increase (decrease)	(242,714)	$ (10,975,876)	(589,395)	$ (24,897,376)
Class R3 Shares
Shares sold	59,662	$ 2,178,902	111,678	$ 4,160,104
Shares issued to shareholders in reinvestment of dividends	71,185	2,603,937	-	-
Shares repurchased	(179,738)	(6,807,003)	(361,286)	(13,585,896)
Net increase (decrease)	(48,891)	$ (2,024,164)	(249,608)	$ (9,425,792)
Class R4 Shares
Shares sold	247,485	$ 9,747,588	302,187	$ 11,693,291
Shares issued to shareholders in reinvestment of dividends	3,935	145,702	-	-
Shares repurchased	(285,040)	(11,095,541)	(306,810)	(11,986,440)
Net increase (decrease)	(33,620)	$ (1,202,251)	(4,623)	$ (293,149)
Class R5 Shares
Shares sold	64,638	$ 2,721,068	83,722	$ 3,402,828
Shares issued to shareholders in reinvestment of dividends	40,988	1,637,470	-	-
Shares repurchased	(115,884)	(4,891,447)	(337,535)	(13,819,490)
Net increase (decrease)	(10,258)	$ (532,909)	(253,813)	$ (10,416,662)
110  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
LONG/SHORT EQUITY FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	1,703,005	$ 18,117,229	9,825,404	$ 104,129,031
Shares issued to shareholders in reinvestment of dividends	356,382	3,806,159	71,687	7,512,803
Shares repurchased	(10,247,051)	(106,921,224)	(7,805,885)	(83,131,053)
Net increase (decrease)	(8,187,664)	$ (84,997,836)	2,735,706	$ 28,510,781
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2020, the Funds had purchase and sale transactions of long, cover and sale transactions of securities sold short as below (excluding short term investments).
	LONG		SOLD SHORT
	Purchases	Sales	Cover	Sales
Income Builder Fund	$ 2,578,531,883	$ 2,814,498,984	$ —	$ —
Summit Fund	23,473,224	20,859,952	653,556	1,221,700
Global Opportunities Fund	233,415,792	477,667,928	—	—
International Value Fund	1,107,521,463	1,228,848,886	—	—
Better World International Fund	20,881,259	21,317,745	—	—
International Growth Fund	276,032,553	358,762,769	—	—
Developing World Fund	250,641,080	224,504,378	—	—
Value Fund	82,574,401	139,748,144	—	—
Growth Fund	168,086,338	209,015,478	—	—
Long/Short Equity Fund	50,926,833	125,754,192	83,450,248	29,555,888
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Funds may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Funds and how these derivatives affect the financial position, financial performance and cash flows of the Funds. The Funds do not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2020, the Funds’ principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts. A foreign currency contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign currency contracts involve risks to the Funds, including the risk that a contract’s counterparty will not meet its obligations to the Funds, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Funds’ Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Funds may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Funds entered into forward currency contracts during the six months ended March 31, 2020 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Funds’ foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.
The monthly average values of open forward currency sell contracts for the six months ended March 31, 2020 for Income Builder Fund, Global Opportunities Fund, International Value Fund, International Growth Fund and Value Fund were $2,507,102,867; $148,202,816; $42,102,289; $13,136,937 and $23,684,054, respectively.
These contracts are accounted for by the Funds under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in each Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in each Fund’s Statement of Operations.
Thornburg Equity Funds Semi-Annual Report  |  111

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
The outstanding forward currency contracts in the table located in the Schedule of Investments, which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. Outstanding forward currency contracts, which were entered into with Brown Brothers Harriman & Co. (“BBH”), were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the ISDA Master Agreement with SSB or the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB and the agreement with BBH do not result in an offset of reported amounts of financial assets and liabilities in the Funds’ Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Funds do not net its outstanding forward currency contracts for the purpose of disclosure in the Funds’ Statement of Assets and Liabilities. Instead the Funds recognize the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Funds’ Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in each Fund’s Statement of Assets and Liabilities at March 31, 2020 is disclosed in the following table:
INCOME BUILDER FUND
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2020
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign currency contracts	Assets - Unrealized appreciation on forward currency contracts	$ 41,010,141
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2020
LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign currency contracts	Liabilities - Unrealized depreciation on forward currency contracts	$ (20,852,511)
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2020 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2020 is $20,157,630 attributable to the Fund’s contracts with SSB. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2020 are disclosed in the following table:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2020
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ 47,779,339	$ 47,779,339
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2020
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ (46,616,205)	$ (46,616,205)
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in each Fund’s Statement of Assets and Liabilities at March 31, 2020 is disclosed in the following table:
112  |   Thornburg Equity Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
GLOBAL OPPORTUNITIES FUND
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2020
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign currency contracts	Assets - Unrealized appreciation on forward currency contracts	$ 2,240,632
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2020
LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign currency contracts	Liabilities - Unrealized depreciation on forward currency contracts	$ (1,747,164)
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2020 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2020 is $1,235,460 attributable to the Fund’s contracts with SSB, and $1,005,172 attributable to the Fund’s contracts with BBH. The net amount of the Fund’s liabilities which is attributable to its outstanding forward currency contracts at March 31, 2020 is $1,747,164 attributable to the Fund’s contracts with SSB. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2020 are disclosed in the following table:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2020
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ 4,824,797	$ 4,824,797
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2020
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ (4,033,955)	$ (4,033,955)
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in each Fund’s Statement of Assets and Liabilities at March 31, 2020 is disclosed in the following table:
INTERNATIONAL VALUE FUND
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2020
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign currency contracts	Assets - Unrealized appreciation on forward currency contracts	$ 8,551,492
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2020 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2020 is $8,551,492 attributable to the Fund’s contracts with BBH. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
Thornburg Equity Funds Semi-Annual Report  |  113

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2020 are disclosed in the following table:
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2020
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ 8,551,492	$ 8,551,492
INTERNATIONAL GROWTH FUND
As of March 31, 2020, the Fund did not have any outstanding forward foreign currency contracts.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2020 are disclosed in the following table:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2020
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ (1,452,058)	$ (1,452,058)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2020
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ (310,039)	$ (310,039)
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2020 is disclosed in the following table:
VALUE FUND
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2020
LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign currency contracts	Liabilities - Unrealized depreciation on forward currency contracts	$ (291,779)
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2020 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s liabilities which is attributable to its outstanding forward currency contracts at March 31, 2020 is $291,779 attributable to the Fund’s contracts with SSB. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2020 are disclosed in the following table:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2020
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ 439,137	$ 439,137
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2020
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ (573,863)	$ (573,863)
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Thornburg Equity Funds Semi-Annual Report  |  115

Financial Highlights
Income Builder Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020 (c)	$ 21.72	0.33	(5.07)	(4.74)	(0.49)	—	(0.49)	$ 16.49
2019	$ 21.80	0.93	(0.07)	0.86	(0.94)	—	(0.94)	$ 21.72
2018	$ 21.50	0.92	0.30	1.22	(0.92)	—	(0.92)	$ 21.80
2017	$ 19.82	0.92	1.61	2.53	(0.85)	—	(0.85)	$ 21.50
2016	$ 19.07	0.93	0.62	1.55	(0.80)	—	(0.80)	$ 19.82
2015	$ 21.38	0.85	(2.34)	(1.49)	(0.82)	—	(0.82)	$ 19.07
CLASS C SHARES
2020 (c)	$ 21.69	0.25	(5.06)	(4.81)	(0.41)	—	(0.41)	$ 16.47
2019	$ 21.78	0.76	(0.06)	0.70	(0.79)	—	(0.79)	$ 21.69
2018	$ 21.48	0.76	0.30	1.06	(0.76)	—	(0.76)	$ 21.78
2017	$ 19.81	0.78	1.60	2.38	(0.71)	—	(0.71)	$ 21.48
2016	$ 19.06	0.79	0.62	1.41	(0.66)	—	(0.66)	$ 19.81
2015	$ 21.37	0.70	(2.34)	(1.64)	(0.67)	—	(0.67)	$ 19.06
CLASS I SHARES
2020 (c)	$ 21.88	0.36	(5.10)	(4.74)	(0.53)	—	(0.53)	$ 16.61
2019	$ 21.96	0.99	(0.07)	0.92	(1.00)	—	(1.00)	$ 21.88
2018	$ 21.65	1.00	0.29	1.29	(0.98)	—	(0.98)	$ 21.96
2017	$ 19.97	1.02	1.59	2.61	(0.93)	—	(0.93)	$ 21.65
2016	$ 19.21	1.00	0.62	1.62	(0.86)	—	(0.86)	$ 19.97
2015	$ 21.53	0.93	(2.35)	(1.42)	(0.90)	—	(0.90)	$ 19.21
CLASS R3 SHARES
2020 (c)	$ 21.71	0.30	(5.06)	(4.76)	(0.46)	—	(0.46)	$ 16.49
2019	$ 21.80	0.84	(0.07)	0.77	(0.86)	—	(0.86)	$ 21.71
2018	$ 21.49	0.83	0.32	1.15	(0.84)	—	(0.84)	$ 21.80
2017	$ 19.82	0.87	1.59	2.46	(0.79)	—	(0.79)	$ 21.49
2016	$ 19.07	0.87	0.62	1.49	(0.74)	—	(0.74)	$ 19.82
2015	$ 21.37	0.78	(2.32)	(1.54)	(0.76)	—	(0.76)	$ 19.07
CLASS R4 SHARES
2020 (c)	$ 21.74	0.30	(5.07)	(4.77)	(0.46)	—	(0.46)	$ 16.51
2019	$ 21.83	0.86	(0.07)	0.79	(0.88)	—	(0.88)	$ 21.74
2018	$ 21.52	0.85	0.33	1.18	(0.87)	—	(0.87)	$ 21.83
2017	$ 19.85	0.89	1.59	2.48	(0.81)	—	(0.81)	$ 21.52
2016	$ 19.10	0.89	0.62	1.51	(0.76)	—	(0.76)	$ 19.85
2015	$ 21.42	0.81	(2.35)	(1.54)	(0.78)	—	(0.78)	$ 19.10
CLASS R5 SHARES
2020 (c)	$ 21.86	0.35	(5.10)	(4.75)	(0.51)	—	(0.51)	$ 16.60
2019	$ 21.95	0.97	(0.09)	0.88	(0.97)	—	(0.97)	$ 21.86
2018	$ 21.64	0.94	0.33	1.27	(0.96)	—	(0.96)	$ 21.95
2017	$ 19.95	0.98	1.61	2.59	(0.90)	—	(0.90)	$ 21.64
2016	$ 19.20	0.98	0.62	1.60	(0.85)	—	(0.85)	$ 19.95
2015	$ 21.52	0.90	(2.35)	(1.45)	(0.87)	—	(0.87)	$ 19.20
CLASS R6 SHARES
2020 (c)	$ 21.81	0.36	(5.08)	(4.72)	(0.53)	—	(0.53)	$ 16.56
2019	$ 21.89	1.01	(0.08)	0.93	(1.01)	—	(1.01)	$ 21.81
2018	$ 21.58	1.16	0.14	1.30	(0.99)	—	(0.99)	$ 21.89
2017 (e)	$ 20.55	0.44	1.12	1.56	(0.53)	—	(0.53)	$ 21.58

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was April 10, 2017.
+	Based on weighted average shares outstanding.
See notes to financial statements.
116  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Income Builder Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020 (c)	3.06 (d)	1.11 (d)	1.11 (d)	(22.06)	19.55	$ 2,569,984
2019	4.42	1.13	1.13	4.13	43.69	$ 3,458,385
2018	4.25	1.15	1.15	5.79	41.17	$ 3,378,149
2017	4.52	1.19	1.19	13.01	37.37	$ 3,374,895
2016	4.82	1.18	1.18	8.35	42.81	$ 3,778,863
2015	4.02	1.17	1.17	(7.27)	47.71	$ 4,257,943
CLASS C SHARES
2020 (c)	2.30 (d)	1.85 (d)	1.85 (d)	(22.38)	19.55	$ 1,789,655
2019	3.60	1.87	1.87	3.35	43.69	$ 2,658,581
2018	3.51	1.90	1.90	5.01	41.17	$ 3,591,856
2017	3.80	1.90	1.93	12.19	37.37	$ 4,677,322
2016	4.11	1.90	1.93	7.59	42.81	$ 5,356,153
2015	3.30	1.90	1.92	(7.93)	47.71	$ 5,906,206
CLASS I SHARES
2020 (c)	3.30 (d)	0.86 (d)	0.86 (d)	(21.96)	19.55	$ 5,594,652
2019	4.67	0.88	0.88	4.39	43.69	$ 7,810,067
2018	4.58	0.86	0.86	6.12	41.17	$ 7,806,245
2017	4.93	0.86	0.86	13.30	37.37	$ 7,804,930
2016	5.15	0.86	0.86	8.71	42.81	$ 6,928,783
2015	4.35	0.85	0.85	(6.94)	47.71	$ 7,472,344
CLASS R3 SHARES
2020 (c)	2.75 (d)	1.41 (d)	1.41 (d)	(22.16)	19.55	$ 25,052
2019	3.97	1.50	1.58	3.72	43.69	$ 36,155
2018	3.84	1.50	1.61	5.47	41.17	$ 46,901
2017	4.24	1.47	1.56	12.63	37.37	$ 67,623
2016	4.53	1.50	1.59	8.01	42.81	$ 78,188
2015	3.70	1.50	1.55	(7.52)	47.71	$ 79,834
CLASS R4 SHARES
2020 (c)	2.75 (d)	1.40 (d)	1.42 (d)	(22.17)	19.55	$ 17,256
2019	4.09	1.40	1.50	3.79	43.69	$ 25,221
2018	3.91	1.40	1.56	5.58	41.17	$ 31,132
2017	4.35	1.40	1.51	12.72	37.37	$ 44,069
2016	4.63	1.40	1.48	8.12	42.81	$ 45,968
2015	3.81	1.40	1.46	(7.48)	47.71	$ 42,392
CLASS R5 SHARES
2020 (c)	3.20 (d)	0.96 (d)	0.96 (d)	(21.98)	19.55	$ 42,489
2019	4.55	0.99	1.08	4.20	43.69	$ 59,890
2018	4.30	0.99	1.12	5.99	41.17	$ 59,545
2017	4.76	0.99	1.09	13.22	37.37	$ 91,735
2016	5.08	0.99	1.07	8.52	42.81	$ 86,535
2015	4.23	0.98	1.07	(7.06)	47.71	$ 78,945
CLASS R6 SHARES
2020 (c)	3.35 (d)	0.80 (d)	0.82 (d)	(21.92)	19.55	$ 113,728
2019	4.76	0.80	0.82	4.47	43.69	$ 157,924
2018	5.39	0.80	0.82	6.20	41.17	$ 156,750
2017 (e)	4.37 (d)	0.80 (d)	1.09 (d)	7.65	37.37	$ 36,909
Thornburg Equity Funds Semi-Annual Report  |  117

Financial Highlights
Summit Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS I SHARES
2020 (d)	$ 10.47	0.06	(0.64)	(0.58)	(0.13)	(0.05)	(0.18)	$ 9.71
2019 (f)	$ 10.00	0.11	0.43	0.54	(0.07)	—	(0.07)	$ 10.47

(a)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2020 and 2019 would have been 0.99% and 0.99%.
(b)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratios for 2020 and 2019 would have been 1.31% and 1.71%.
(c)	Not annualized for periods less than one year.
(d)	Unaudited Six Month Period Ended March 31.
(e)	Annualized.
(f)	Fund commenced operations on March 1, 2019.
+	Based on weighted average shares outstanding.
See notes to financial statements.
118  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Summit Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)(a)	Expenses, Before Expense Reductions (%)(b)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS I SHARES
2020 (d)	1.22 (e)	1.08 (e)	1.40 (e)	(5.57)	60.94	$ 33,748
2019 (f)	1.78 (e)	1.72 (e)	2.44 (e)	5.45	53.38	$ 35,489
Thornburg Equity Funds Semi-Annual Report  |  119

Financial Highlights
Global Opportunities Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020 (c)	$ 27.56	(0.01)	(3.74)	(3.75)	(0.14)	(0.28)	(0.42)	$ 23.39
2019	$ 29.93	0.20	(2.02)	(1.82)	(0.55)	—	(0.55)	$ 27.56
2018	$ 30.98	0.44	(1.42)	(0.98)	(0.07)	—	(0.07)	$ 29.93
2017	$ 24.90	0.13	6.05	6.18	(0.10)	—	(0.10)	$ 30.98
2016	$ 24.41	0.25	0.38	0.63	(0.14)	—	(0.14)	$ 24.90
2015	$ 23.74	(0.11)	0.78	0.67	—	—	—	$ 24.41
CLASS C SHARES
2020 (c)	$ 26.55	(0.11)	(3.61)	(3.72)	—	(0.28)	(0.28)	$ 22.55
2019	$ 28.70	(0.01)	(1.89)	(1.90)	(0.25)	—	(0.25)	$ 26.55
2018	$ 29.88	0.23	(1.39)	(1.16)	(0.02)	—	(0.02)	$ 28.70
2017	$ 24.13	(0.08)	5.84	5.76	(0.01)	—	(0.01)	$ 29.88
2016	$ 23.70	0.07	0.36	0.43	—	—	—	$ 24.13
2015	$ 23.23	(0.31)	0.78	0.47	—	—	—	$ 23.70
CLASS I SHARES
2020 (c)	$ 27.67	0.03	(3.75)	(3.72)	(0.23)	(0.28)	(0.51)	$ 23.44
2019	$ 30.07	0.29	(2.04)	(1.75)	(0.65)	—	(0.65)	$ 27.67
2018	$ 31.06	0.56	(1.45)	(0.89)	(0.10)	—	(0.10)	$ 30.07
2017	$ 24.96	0.23	6.07	6.30	(0.20)	—	(0.20)	$ 31.06
2016	$ 24.53	0.34	0.37	0.71	(0.28)	—	(0.28)	$ 24.96
2015	$ 23.79	(0.02)	0.77	0.75	(0.01)	—	(0.01)	$ 24.53
CLASS R3 SHARES
2020 (c)	$ 27.28	(0.04)	(3.73)	(3.77)	(0.05)	(0.28)	(0.33)	$ 23.18
2019	$ 29.57	0.15	(1.98)	(1.83)	(0.46)	—	(0.46)	$ 27.28
2018	$ 30.66	0.38	(1.41)	(1.03)	(0.06)	—	(0.06)	$ 29.57
2017	$ 24.66	0.08	5.99	6.07	(0.07)	—	(0.07)	$ 30.66
2016	$ 24.18	0.20	0.38	0.58	(0.10)	—	(0.10)	$ 24.66
2015	$ 23.55	(0.15)	0.78	0.63	—	—	—	$ 24.18
CLASS R4 SHARES
2020 (c)	$ 27.32	(0.03)	(3.75)	(3.78)	—	(0.28)	(0.28)	$ 23.26
2019	$ 29.62	0.19	(2.00)	(1.81)	(0.49)	—	(0.49)	$ 27.32
2018	$ 30.69	0.46	(1.47)	(1.01)	(0.06)	—	(0.06)	$ 29.62
2017	$ 24.67	0.11	6.00	6.11	(0.09)	—	(0.09)	$ 30.69
2016	$ 24.22	0.24	0.35	0.59	(0.14)	—	(0.14)	$ 24.67
2015	$ 23.57	(0.13)	0.78	0.65	—	—	—	$ 24.22
CLASS R5 SHARES
2020 (c)	$ 27.70	0.03	(3.76)	(3.73)	(0.23)	(0.28)	(0.51)	$ 23.46
2019	$ 30.10	0.28	(2.02)	(1.74)	(0.66)	—	(0.66)	$ 27.70
2018	$ 31.10	0.57	(1.47)	(0.90)	(0.10)	—	(0.10)	$ 30.10
2017	$ 24.99	0.22	6.08	6.30	(0.19)	—	(0.19)	$ 31.10
2016	$ 24.55	0.34	0.37	0.71	(0.27)	—	(0.27)	$ 24.99
2015	$ 23.81	(0.03)	0.78	0.75	(0.01)	—	(0.01)	$ 24.55
CLASS R6 SHARES
2020 (c)	$ 27.77	0.05	(3.76)	(3.71)	(0.27)	(0.28)	(0.55)	$ 23.51
2019	$ 30.20	0.32	(2.05)	(1.73)	(0.70)	—	(0.70)	$ 27.77
2018	$ 31.16	0.90	(1.75)	(0.85)	(0.11)	—	(0.11)	$ 30.20
2017 (e)	$ 28.35	0.11	2.73	2.84	(0.03)	—	(0.03)	$ 31.16

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was April 10, 2017.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
See notes to financial statements.
120  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Global Opportunities Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020 (c)	(0.06) (d)	1.26 (d)	1.30 (d)	(13.95)	20.82	$ 178,424
2019	0.73	1.31	1.33	(5.78)	29.12	$ 236,560
2018	1.40	1.28	1.28	(3.16)	41.99	$ 367,449
2017	0.46	1.33	1.33	24.85	43.70	$ 442,522
2016	1.02	1.35	1.35	2.57	37.11	$ 443,072
2015	(0.42)	1.32	1.32	2.82	45.41	$ 550,327
CLASS C SHARES
2020 (c)	(0.81) (d)	2.00 (d)	2.04 (d)	(14.26)	20.82	$ 108,092
2019	(0.02)	2.07	2.09	(6.49)	29.12	$ 151,469
2018	0.78	2.03	2.03	(3.90)	41.99	$ 253,907
2017	(0.30)	2.08	2.08	23.88	43.70	$ 380,046
2016	0.29	2.09	2.09	1.81	37.11	$ 359,426
2015	(1.20)	2.10	2.10	2.02	45.41	$ 363,615
CLASS I SHARES
2020 (c)	0.18 (d)	0.99 (d)	1.04 (d)	(13.85)	20.82	$ 487,379
2019	1.05	0.99	1.06	(5.46)	29.12	$ 762,697
2018	1.79	0.97	0.97	(2.88)	41.99	$ 1,200,267
2017	0.80	0.97	0.98	25.31	43.70	$ 1,514,039
2016	1.39	0.99	0.99	2.91	37.11	$ 996,970
2015	(0.08)	0.97	0.98	3.17	45.41	$ 1,285,609
CLASS R3 SHARES
2020 (c)	(0.31) (d)	1.50 (d)	1.87 (d)	(14.08)	20.82	$ 2,906
2019	0.55	1.50	2.20	(5.95)	29.12	$ 4,317
2018	1.22	1.50	1.92	(3.38)	41.99	$ 7,577
2017	0.28	1.50	1.97	24.66	43.70	$ 12,059
2016	0.84	1.50	2.01	2.38	37.11	$ 10,645
2015	(0.58)	1.50	2.15	2.68	45.41	$ 8,936
CLASS R4 SHARES
2020 (c)	(0.22) (d)	1.40 (d)	1.58 (d)	(14.04)	20.82	$ 4,465
2019	0.71	1.40	1.86	(5.84)	29.12	$ 9,254
2018	1.49	1.40	1.61	(3.29)	41.99	$ 20,786
2017	0.38	1.40	1.65	24.81	43.70	$ 28,061
2016	0.98	1.40	1.66	2.45	37.11	$ 21,415
2015	(0.51)	1.40	1.76	2.76	45.41	$ 13,175
CLASS R5 SHARES
2020 (c)	0.18 (d)	0.99 (d)	1.20 (d)	(13.87)	20.82	$ 27,268
2019	1.04	0.99	1.27	(5.45)	29.12	$ 42,354
2018	1.82	0.99	1.16	(2.92)	41.99	$ 70,084
2017	0.79	0.99	1.16	25.29	43.70	$ 80,704
2016	1.38	0.99	1.07	2.91	37.11	$ 60,252
2015	(0.11)	0.98	1.02	3.17	45.41	$ 108,654
CLASS R6 SHARES
2020 (c)	0.34 (d)	0.85 (d)	1.02 (d)	(13.79)	20.82	$ 35,631
2019	1.17	0.85	1.00	(5.34)	29.12	$ 45,699
2018	2.93	0.85	0.98	(2.75)	41.99	$ 51,836
2017 (e)	0.77 (d)	0.85 (d)	13.31 (d)(f)	10.02	43.70	$ 1,576
Thornburg Equity Funds Semi-Annual Report  |  121

Financial Highlights
International Value Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020 (c)	$ 22.91	0.01	(2.70)	(2.69)	(0.21)	(1.28)	(1.49)	$ 18.73
2019	$ 22.69	0.19	0.31	0.50	(0.28)	—	(0.28)	$ 22.91
2018	$ 27.63	0.19	(1.10)	(0.91)	—	(4.03)	(4.03)	$ 22.69
2017	$ 23.43	0.16	4.24	4.40	(0.20)	—	(0.20)	$ 27.63
2016 (e)	$ 27.46	0.36	0.25	0.61	(0.39)	(4.25)	(4.64)	$ 23.43
2015	$ 29.84	0.24	0.16	0.40	(0.26)	(2.52)	(2.78)	$ 27.46
CLASS C SHARES
2020 (c)	$ 20.33	(0.06)	(2.38)	(2.44)	—	(1.28)	(1.28)	$ 16.61
2019	$ 20.01	— (f)	0.32	0.32	—	—	—	$ 20.33
2018	$ 25.00	0.02	(0.98)	(0.96)	—	(4.03)	(4.03)	$ 20.01
2017	$ 21.29	(0.02)	3.84	3.82	(0.11)	—	(0.11)	$ 25.00
2016	$ 25.40	0.17	0.24	0.41	(0.27)	(4.25)	(4.52)	$ 21.29
2015	$ 27.86	0.05	0.11	0.16	(0.10)	(2.52)	(2.62)	$ 25.40
CLASS I SHARES
2020 (c)	$ 23.69	0.05	(2.79)	(2.74)	(0.28)	(1.28)	(1.56)	$ 19.39
2019	$ 23.47	0.25	0.32	0.57	(0.35)	—	(0.35)	$ 23.69
2018	$ 28.37	0.29	(1.15)	(0.86)	(0.01)	(4.03)	(4.04)	$ 23.47
2017	$ 24.02	0.25	4.37	4.62	(0.27)	—	(0.27)	$ 28.37
2016	$ 28.04	0.47	0.23	0.70	(0.47)	(4.25)	(4.72)	$ 24.02
2015	$ 30.43	0.38	0.13	0.51	(0.38)	(2.52)	(2.90)	$ 28.04
CLASS R3 SHARES
2020 (c)	$ 22.89	(0.01)	(2.70)	(2.71)	(0.16)	(1.28)	(1.44)	$ 18.74
2019	$ 22.65	0.15	0.31	0.46	(0.22)	—	(0.22)	$ 22.89
2018	$ 27.63	0.14	(1.09)	(0.95)	—	(4.03)	(4.03)	$ 22.65
2017	$ 23.44	0.14	4.22	4.36	(0.17)	—	(0.17)	$ 27.63
2016	$ 27.47	0.31	0.25	0.56	(0.34)	(4.25)	(4.59)	$ 23.44
2015	$ 29.86	0.21	0.13	0.34	(0.21)	(2.52)	(2.73)	$ 27.47
CLASS R4 SHARES
2020 (c)	$ 22.74	0.01	(2.68)	(2.67)	(0.20)	(1.28)	(1.48)	$ 18.59
2019	$ 22.52	0.19	0.30	0.49	(0.27)	—	(0.27)	$ 22.74
2018	$ 27.45	0.20	(1.10)	(0.90)	—	(4.03)	(4.03)	$ 22.52
2017	$ 23.26	0.18	4.21	4.39	(0.20)	—	(0.20)	$ 27.45
2016	$ 27.30	0.37	0.23	0.60	(0.39)	(4.25)	(4.64)	$ 23.26
2015	$ 29.69	0.25	0.15	0.40	(0.27)	(2.52)	(2.79)	$ 27.30
CLASS R5 SHARES
2020 (c)	$ 23.67	0.04	(2.78)	(2.74)	(0.28)	(1.28)	(1.56)	$ 19.37
2019	$ 23.44	0.25	0.32	0.57	(0.34)	—	(0.34)	$ 23.67
2018	$ 28.35	0.27	(1.15)	(0.88)	— (g)	(4.03)	(4.03)	$ 23.44
2017	$ 24.01	0.24	4.35	4.59	(0.25)	—	(0.25)	$ 28.35
2016	$ 28.03	0.46	0.23	0.69	(0.46)	(4.25)	(4.71)	$ 24.01
2015	$ 30.41	0.30	0.19	0.49	(0.35)	(2.52)	(2.87)	$ 28.03
CLASS R6 SHARES
2020 (c)	$ 23.61	0.06	(2.77)	(2.71)	(0.33)	(1.28)	(1.61)	$ 19.29
2019	$ 23.40	0.31	0.29	0.60	(0.39)	—	(0.39)	$ 23.61
2018	$ 28.27	0.33	(1.15)	(0.82)	(0.02)	(4.03)	(4.05)	$ 23.40
2017	$ 23.95	0.31	4.33	4.64	(0.32)	—	(0.32)	$ 28.27
2016	$ 27.97	0.53	0.21	0.74	(0.51)	(4.25)	(4.76)	$ 23.95
2015	$ 30.36	0.39	0.17	0.56	(0.43)	(2.52)	(2.95)	$ 27.97

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Class B shares converted to Class A shares on August 29, 2016.
(f)	Net investment income (loss) was less than $0.01 per share.
(g)	Dividends from net investment income per share were less than $(0.01).
+	Based on weighted average shares outstanding.
See notes to financial statements.
122  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
International Value Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020 (c)	0.08 (d)	1.23 (d)	1.24 (d)	(12.78)	39.23	$ 517,464
2019	0.86	1.26	1.26	2.47	71.09	$ 655,807
2018	0.77	1.27	1.27	(4.13)	44.41	$ 782,371
2017	0.65	1.31	1.31	18.78	86.88	$ 840,244
2016 (e)	1.51	1.28	1.28	1.90	103.90	$ 990,194
2015	0.82	1.27	1.27	1.25	70.88	$ 1,361,529
CLASS C SHARES
2020 (c)	(0.64) (d)	1.93 (d)	1.94 (d)	(13.00)	39.23	$ 52,140
2019	(0.02)	2.09	2.09	1.60	71.09	$ 81,401
2018	0.07	2.02	2.02	(4.86)	44.41	$ 159,789
2017	(0.08)	2.04	2.04	17.94	86.88	$ 400,859
2016	0.77	2.02	2.02	1.12	103.90	$ 535,169
2015	0.19	1.99	1.99	0.52	70.88	$ 706,606
CLASS I SHARES
2020 (c)	0.41 (d)	0.91 (d)	0.92 (d)	(12.63)	39.23	$ 1,353,710
2019	1.11	0.97	0.97	2.76	71.09	$ 1,694,780
2018	1.15	0.91	0.91	(3.81)	44.41	$ 2,462,564
2017	0.99	0.92	0.92	19.29	86.88	$ 3,370,930
2016	1.91	0.90	0.90	2.21	103.90	$ 4,375,955
2015	1.27	0.90	0.90	1.65	70.88	$ 5,895,731
CLASS R3 SHARES
2020 (c)	(0.13) (d)	1.45 (d)	1.54 (d)	(12.86)	39.23	$ 130,681
2019	0.67	1.45	1.65	2.25	71.09	$ 164,437
2018	0.59	1.45	1.64	(4.29)	44.41	$ 213,007
2017	0.55	1.45	1.64	18.63	86.88	$ 285,510
2016	1.31	1.45	1.62	1.67	103.90	$ 325,135
2015	0.71	1.45	1.58	1.09	70.88	$ 479,223
CLASS R4 SHARES
2020 (c)	0.06 (d)	1.25 (d)	1.30 (d)	(12.78)	39.23	$ 90,811
2019	0.88	1.25	1.44	2.45	71.09	$ 125,363
2018	0.81	1.25	1.47	(4.11)	44.41	$ 164,663
2017	0.74	1.25	1.46	18.90	86.88	$ 209,066
2016	1.55	1.25	1.39	1.87	103.90	$ 267,623
2015	0.86	1.24	1.37	1.30	70.88	$ 333,247
CLASS R5 SHARES
2020 (c)	0.36 (d)	0.94 (d)	0.95 (d)	(12.66)	39.23	$ 107,542
2019	1.10	0.99	1.12	2.74	71.09	$ 153,366
2018	1.06	0.99	1.17	(3.87)	44.41	$ 229,485
2017	0.96	0.99	1.15	19.17	86.88	$ 298,970
2016	1.88	0.95	0.95	2.19	103.90	$ 529,330
2015	1.01	0.98	1.11	1.57	70.88	$ 685,617
CLASS R6 SHARES
2020 (c)	0.53 (d)	0.79 (d)	0.90 (d)	(12.59)	39.23	$ 186,146
2019	1.37	0.79	0.88	2.95	71.09	$ 219,441
2018	1.33	0.79	0.83	(3.68)	44.41	$ 457,006
2017	1.23	0.78	0.79	19.40	86.88	$ 536,296
2016	2.19	0.74	0.74	2.40	103.90	$ 473,941
2015	1.33	0.74	0.74	1.81	70.88	$ 420,849
Thornburg Equity Funds Semi-Annual Report  |  123

Financial Highlights
Better World International Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020 (c)	$ 12.85	(0.03)	(1.31)	(1.34)	(0.09)	—	(0.09)	$ 11.42
2019	$ 14.51	0.12	(0.66)	(0.54)	(0.15)	(0.97)	(1.12)	$ 12.85
2018	$ 14.13	0.09	0.66	0.75	—	(0.37)	(0.37)	$ 14.51
2017	$ 13.86	0.09	0.99	1.08	(0.12)	(0.69)	(0.81)	$ 14.13
2016 (e)	$ 11.94	0.03	2.04	2.07	(0.15)	—	(0.15)	$ 13.86
CLASS C SHARES
2020 (c)	$ 12.72	(0.07)	(1.30)	(1.37)	(0.01)	—	(0.01)	$ 11.34
2019	$ 14.32	0.03	(0.62)	(0.59)	(0.04)	(0.97)	(1.01)	$ 12.72
2018	$ 14.02	— (g)	0.67	0.67	—	(0.37)	(0.37)	$ 14.32
2017	$ 13.79	0.02	0.97	0.99	(0.07)	(0.69)	(0.76)	$ 14.02
2016 (e)	$ 11.94	(0.05)	2.04	1.99	(0.14)	—	(0.14)	$ 13.79
CLASS I SHARES
2020 (c)	$ 13.16	0.01	(1.32)	(1.31)	(0.19)	—	(0.19)	$ 11.66
2019	$ 14.83	0.20	(0.67)	(0.47)	(0.23)	(0.97)	(1.20)	$ 13.16
2018	$ 14.33	0.18	0.69	0.87	—	(0.37)	(0.37)	$ 14.83
2017	$ 13.96	0.20	1.02	1.22	(0.16)	(0.69)	(0.85)	$ 14.33
2016 (e)	$ 11.94	0.10	2.01	2.11	(0.09)	—	(0.09)	$ 13.96

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Fund commenced operations on October 1, 2015.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
124  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Better World International Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020 (c)	(0.52) (d)	1.78 (d)	1.92 (d)	(10.56)	29.97	$ 7,915
2019	0.91	1.82	2.10	(3.19)	62.33	$ 9,378
2018	0.64	1.82	2.12	5.37	111.99	$ 8,537
2017	0.64	1.79	3.21	8.61	105.55	$ 6,450
2016 (e)	0.21	1.83	7.27 (f)	16.60	180.60	$ 1,666
CLASS C SHARES
2020 (c)	(1.10) (d)	2.38 (d)	3.35 (d)	(10.79)	29.97	$ 1,574
2019	0.25	2.38	3.48	(3.75)	62.33	$ 1,687
2018	(0.03)	2.38	3.09	4.82	111.99	$ 2,292
2017	0.18	2.32	4.48	7.97	105.55	$ 2,205
2016 (e)	(0.40)	2.38	13.13 (f)	15.94	180.60	$ 822
CLASS I SHARES
2020 (c)	0.18 (d)	1.09 (d)	1.43 (d)	(10.25)	29.97	$ 52,619
2019	1.57	1.09	1.44	(2.54)	62.33	$ 59,833
2018	1.20	1.09	1.35	6.15	111.99	$ 55,989
2017	1.48	0.94	1.62	9.58	105.55	$ 59,951
2016 (e)	0.76	1.09	2.28	17.44	180.60	$ 27,781
Thornburg Equity Funds Semi-Annual Report  |  125

Financial Highlights
International Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020 (c)	$ 21.46	(0.03)	(1.19)	(1.22)	— (d)	(0.11)	(0.11)	$ 20.13
2019	$ 23.78	— (f)	(1.55)	(1.55)	(0.02)	(0.75)	(0.77)	$ 21.46
2018	$ 23.85	0.02	0.72	0.74	(0.05)	(0.76)	(0.81)	$ 23.78
2017	$ 19.22	(0.01)	4.65	4.64	(0.01)	—	(0.01)	$ 23.85
2016	$ 17.78	— (f)	1.45	1.45	(0.01)	—	(0.01)	$ 19.22
2015	$ 19.10	(0.01)	(0.33)	(0.34)	—	(0.98)	(0.98)	$ 17.78
CLASS C SHARES
2020 (c)	$ 19.87	(0.11)	(1.09)	(1.20)	—	(0.11)	(0.11)	$ 18.56
2019	$ 22.21	(0.15)	(1.44)	(1.59)	—	(0.75)	(0.75)	$ 19.87
2018	$ 22.50	(0.15)	0.67	0.52	(0.05)	(0.76)	(0.81)	$ 22.21
2017	$ 18.26	(0.13)	4.37	4.24	—	—	—	$ 22.50
2016	$ 17.01	(0.13)	1.38	1.25	—	—	—	$ 18.26
2015	$ 18.45	(0.14)	(0.32)	(0.46)	—	(0.98)	(0.98)	$ 17.01
CLASS I SHARES
2020 (c)	$ 22.13	— (f)	(1.22)	(1.22)	(0.07)	(0.11)	(0.18)	$ 20.73
2019	$ 24.51	0.07	(1.60)	(1.53)	(0.10)	(0.75)	(0.85)	$ 22.13
2018	$ 24.48	0.12	0.72	0.84	(0.05)	(0.76)	(0.81)	$ 24.51
2017	$ 19.69	0.10	4.75	4.85	(0.06)	—	(0.06)	$ 24.48
2016	$ 18.20	0.08	1.49	1.57	(0.08)	—	(0.08)	$ 19.69
2015	$ 19.51	0.09	(0.37)	(0.28)	(0.05)	(0.98)	(1.03)	$ 18.20
CLASS R3 SHARES
2020 (c)	$ 21.23	(0.06)	(1.17)	(1.23)	—	(0.11)	(0.11)	$ 19.89
2019	$ 23.54	(0.04)	(1.52)	(1.56)	—	(0.75)	(0.75)	$ 21.23
2018	$ 23.66	(0.02)	0.71	0.69	(0.05)	(0.76)	(0.81)	$ 23.54
2017	$ 19.07	(0.01)	4.60	4.59	—	—	—	$ 23.66
2016	$ 17.66	— (f)	1.42	1.42	(0.01)	—	(0.01)	$ 19.07
2015	$ 18.99	(0.02)	(0.33)	(0.35)	—	(0.98)	(0.98)	$ 17.66
CLASS R4 SHARES
2020 (c)	$ 21.34	(0.04)	(1.19)	(1.23)	—	(0.11)	(0.11)	$ 20.00
2019	$ 23.63	(0.02)	(1.52)	(1.54)	—	(0.75)	(0.75)	$ 21.34
2018	$ 23.73	(0.01)	0.72	0.71	(0.05)	(0.76)	(0.81)	$ 23.63
2017	$ 19.11	0.01	4.61	4.62	— (d)	—	—	$ 23.73
2016	$ 17.68	0.01	1.43	1.44	(0.01)	—	(0.01)	$ 19.11
2015	$ 19.00	0.02	(0.36)	(0.34)	—	(0.98)	(0.98)	$ 17.68
CLASS R5 SHARES
2020 (c)	$ 22.19	— (f)	(1.22)	(1.22)	(0.07)	(0.11)	(0.18)	$ 20.79
2019	$ 24.58	0.07	(1.61)	(1.54)	(0.10)	(0.75)	(0.85)	$ 22.19
2018	$ 24.54	0.10	0.75	0.85	(0.05)	(0.76)	(0.81)	$ 24.58
2017	$ 19.73	0.08	4.79	4.87	(0.06)	—	(0.06)	$ 24.54
2016	$ 18.25	0.09	1.47	1.56	(0.08)	—	(0.08)	$ 19.73
2015	$ 19.55	0.09	(0.36)	(0.27)	(0.05)	(0.98)	(1.03)	$ 18.25
CLASS R6 SHARES
2020 (c)	$ 22.26	0.02	(1.23)	(1.21)	(0.10)	(0.11)	(0.21)	$ 20.84
2019	$ 24.65	0.10	(1.61)	(1.51)	(0.13)	(0.75)	(0.88)	$ 22.26
2018	$ 24.59	0.21	0.66	0.87	(0.05)	(0.76)	(0.81)	$ 24.65
2017	$ 19.77	0.09	4.81	4.90	(0.08)	—	(0.08)	$ 24.59
2016	$ 18.29	0.11	1.47	1.58	(0.10)	—	(0.10)	$ 19.77
2015	$ 19.59	0.13	(0.38)	(0.25)	(0.07)	(0.98)	(1.05)	$ 18.29

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Dividends from net investment income per share were less than $(0.01).
(e)	Annualized.
(f)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
126  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
International Growth Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020 (c)	(0.26) (e)	1.30 (e)	1.30 (e)	(5.71)	20.30	$ 94,743
2019	0.02	1.32	1.32	(6.36)	25.83	$ 107,196
2018	0.09	1.32	1.32	3.28	33.28	$ 127,863
2017	(0.05)	1.42	1.43	24.12	60.88	$ 121,989
2016	0.03	1.39	1.39	8.23	104.60	$ 169,248
2015	(0.06)	1.42	1.42	(2.01)	92.01	$ 220,897
CLASS C SHARES
2020 (c)	(1.05) (e)	2.06 (e)	2.06 (e)	(6.08)	20.30	$ 38,486
2019	(0.78)	2.08	2.08	(7.04)	25.83	$ 47,980
2018	(0.65)	2.08	2.08	2.47	33.28	$ 77,262
2017	(0.69)	2.15	2.16	23.22	60.88	$ 90,689
2016	(0.73)	2.15	2.15	7.35	104.60	$ 98,633
2015	(0.77)	2.20	2.20	(2.72)	92.01	$ 108,062
CLASS I SHARES
2020 (c)	0.04 (e)	0.99 (e)	1.01 (e)	(5.58)	20.30	$ 1,037,437
2019	0.34	0.99	1.03	(6.02)	25.83	$ 1,203,538
2018	0.47	0.99	0.99	3.61	33.28	$ 1,470,211
2017	0.50	0.99	1.03	24.66	60.88	$ 1,128,804
2016	0.45	0.99	1.00	8.63	104.60	$ 1,030,921
2015	0.47	0.99	1.01	(1.58)	92.01	$ 1,079,791
CLASS R3 SHARES
2020 (c)	(0.50) (e)	1.50 (e)	1.91 (e)	(5.83)	20.30	$ 4,685
2019	(0.17)	1.50	2.02	(6.50)	25.83	$ 6,274
2018	(0.10)	1.50	1.98	3.08	33.28	$ 8,426
2017	(0.03)	1.50	2.08	24.07	60.88	$ 10,525
2016	(0.02)	1.50	2.04	8.03	104.60	$ 13,086
2015	(0.13)	1.50	1.98	(2.03)	92.01	$ 15,851
CLASS R4 SHARES
2020 (c)	(0.36) (e)	1.40 (e)	1.43 (e)	(5.80)	20.30	$ 7,328
2019	(0.09)	1.40	1.91	(6.39)	25.83	$ 7,515
2018	(0.02)	1.40	1.88	3.16	33.28	$ 12,644
2017	0.07	1.40	1.84	24.19	60.88	$ 17,200
2016	0.04	1.40	1.68	8.17	104.60	$ 40,999
2015	0.10	1.40	1.65	(1.97)	92.01	$ 38,038
CLASS R5 SHARES
2020 (c)	0.04 (e)	0.99 (e)	1.23 (e)	(5.57)	20.30	$ 25,898
2019	0.32	0.99	1.29	(6.05)	25.83	$ 28,729
2018	0.40	0.99	1.25	3.64	33.28	$ 38,052
2017	0.40	0.99	1.28	24.68	60.88	$ 45,591
2016	0.45	0.99	1.21	8.56	104.60	$ 66,271
2015	0.46	0.99	1.20	(1.53)	92.01	$ 66,646
CLASS R6 SHARES
2020 (c)	0.15 (e)	0.89 (e)	1.00 (e)	(5.55)	20.30	$ 42,433
2019	0.47	0.89	0.99	(5.91)	25.83	$ 44,923
2018	0.82	0.89	0.99	3.72	33.28	$ 51,091
2017	0.44	0.89	1.03	24.82	60.88	$ 12,261
2016	0.60	0.89	1.34	8.65	104.60	$ 5,854
2015	0.66	0.89	1.43	(1.43)	92.01	$ 4,191
Thornburg Equity Funds Semi-Annual Report  |  127

Financial Highlights
Developing World Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020 (c)	$ 20.43	(0.02)	(3.09)	(3.11)	(0.23)	—	(0.23)	$ 17.09
2019	$ 19.13	0.23	1.22	1.45	(0.15)	—	(0.15)	$ 20.43
2018	$ 19.86	0.11	(0.84)	(0.73)	—	—	—	$ 19.13
2017	$ 16.98	0.09	2.89	2.98	(0.10)	—	(0.10)	$ 19.86
2016	$ 15.03	0.04	1.94	1.98	(0.03)	—	(0.03)	$ 16.98
2015	$ 18.61	0.02	(3.58)	(3.56)	(0.02)	—	(0.02)	$ 15.03
CLASS C SHARES
2020 (c)	$ 19.35	(0.09)	(2.96)	(3.05)	(0.05)	—	(0.05)	$ 16.25
2019	$ 18.10	0.06	1.19	1.25	—	—	—	$ 19.35
2018	$ 18.93	(0.05)	(0.78)	(0.83)	—	—	—	$ 18.10
2017	$ 16.26	(0.03)	2.74	2.71	(0.04)	—	(0.04)	$ 18.93
2016	$ 14.48	(0.08)	1.86	1.78	—	—	—	$ 16.26
2015	$ 18.03	(0.09)	(3.46)	(3.55)	—	—	—	$ 14.48
CLASS I SHARES
2020 (c)	$ 20.86	0.02	(3.15)	(3.13)	(0.31)	—	(0.31)	$ 17.42
2019	$ 19.55	0.31	1.24	1.55	(0.24)	—	(0.24)	$ 20.86
2018	$ 20.21	0.19	(0.85)	(0.66)	—	—	—	$ 19.55
2017	$ 17.26	0.19	2.92	3.11	(0.16)	—	(0.16)	$ 20.21
2016	$ 15.27	0.11	1.97	2.08	(0.09)	—	(0.09)	$ 17.26
2015	$ 18.92	0.10	(3.65)	(3.55)	(0.10)	—	(0.10)	$ 15.27
CLASS R5 SHARES
2020 (c)	$ 20.79	0.02	(3.14)	(3.12)	(0.31)	—	(0.31)	$ 17.36
2019	$ 19.48	0.27	1.28	1.55	(0.24)	—	(0.24)	$ 20.79
2018	$ 20.14	0.19	(0.85)	(0.66)	—	—	—	$ 19.48
2017	$ 17.20	0.18	2.92	3.10	(0.16)	—	(0.16)	$ 20.14
2016	$ 15.22	0.12	1.96	2.08	(0.10)	—	(0.10)	$ 17.20
2015	$ 18.86	0.12	(3.65)	(3.53)	(0.11)	—	(0.11)	$ 15.22
CLASS R6 SHARES
2020 (c)	$ 20.88	0.03	(3.15)	(3.12)	(0.33)	—	(0.33)	$ 17.43
2019	$ 19.57	0.33	1.24	1.57	(0.26)	—	(0.26)	$ 20.88
2018	$ 20.21	0.24	(0.88)	(0.64)	—	—	—	$ 19.57
2017	$ 17.25	0.20	2.93	3.13	(0.17)	—	(0.17)	$ 20.21
2016	$ 15.25	0.13	1.98	2.11	(0.11)	—	(0.11)	$ 17.25
2015	$ 18.91	0.15	(3.68)	(3.53)	(0.13)	—	(0.13)	$ 15.25

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
128  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Developing World Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020 (c)	(0.17) (d)	1.42 (d)	1.45 (d)	(15.51)	27.93	$ 80,481
2019	1.18	1.47	1.50	7.74	43.52	$ 96,935
2018	0.55	1.46	1.48	(3.68)	58.28	$ 112,082
2017	0.54	1.52	1.60	17.58	77.61	$ 125,427
2016	0.25	1.52	1.57	13.20	94.68	$ 166,655
2015	0.14	1.53	1.53	(19.12)	96.74	$ 207,282
CLASS C SHARES
2020 (c)	(0.91) (d)	2.16 (d)	2.19 (d)	(15.81)	27.93	$ 45,940
2019	0.30	2.23	2.26	6.91	43.52	$ 63,203
2018	(0.23)	2.23	2.25	(4.38)	58.28	$ 80,728
2017	(0.16)	2.26	2.34	16.65	77.61	$ 109,227
2016	(0.51)	2.29	2.34	12.29	94.68	$ 134,129
2015	(0.55)	2.27	2.27	(19.69)	96.74	$ 154,943
CLASS I SHARES
2020 (c)	0.16 (d)	1.09 (d)	1.15 (d)	(15.37)	27.93	$ 524,147
2019	1.53	1.09	1.19	8.14	43.52	$ 590,196
2018	0.93	1.08	1.16	(3.27)	58.28	$ 634,501
2017	1.05	1.07	1.20	18.06	77.61	$ 793,069
2016	0.70	1.07	1.16	13.68	94.68	$ 853,866
2015	0.52	1.09	1.14	(18.75)	96.74	$ 1,016,898
CLASS R5 SHARES
2020 (c)	0.16 (d)	1.09 (d)	1.75 (d)	(15.37)	27.93	$ 2,039
2019	1.38	1.09	2.07	8.16	43.52	$ 2,430
2018	0.90	1.09	1.71	(3.28)	58.28	$ 3,340
2017	1.04	1.08	1.77	18.06	77.61	$ 5,506
2016	0.74	1.08	1.75	13.65	94.68	$ 6,208
2015	0.66	1.09	1.67	(18.72)	96.74	$ 5,363
CLASS R6 SHARES
2020 (c)	0.26 (d)	0.99 (d)	1.15 (d)	(15.33)	27.93	$ 48,607
2019	1.65	0.99	1.14	8.25	43.52	$ 56,658
2018	1.16	0.99	1.14	(3.17)	58.28	$ 56,258
2017	1.14	0.97	1.13	18.16	77.61	$ 28,652
2016	0.80	0.97	1.12	13.81	94.68	$ 48,598
2015	0.84	0.99	1.10	(18.68)	96.74	$ 21,055
Thornburg Equity Funds Semi-Annual Report  |  129

Financial Highlights
Value Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020 (c)	$ 71.81	0.10	(14.19)	(14.09)	(0.18)	—	(0.18)	$ 57.54
2019	$ 72.46	0.24	(0.60)	(0.36)	(0.29)	—	(0.29)	$ 71.81
2018	$ 65.26	0.39	7.17	7.56	(0.36)	—	(0.36)	$ 72.46
2017	$ 54.08	0.16	11.04	11.20	(0.02)	—	(0.02)	$ 65.26
2016 (e)	$ 49.17	0.32	4.76	5.08	(0.17)	—	(0.17)	$ 54.08
2015	$ 48.09	0.07	1.03	1.10	(0.02)	—	(0.02)	$ 49.17
CLASS C SHARES
2020 (c)	$ 65.19	(0.18)	(12.86)	(13.04)	—	—	—	$ 52.15
2019	$ 66.03	(0.31)	(0.53)	(0.84)	—	—	—	$ 65.19
2018	$ 59.87	(0.11)	6.52	6.41	(0.25)	—	(0.25)	$ 66.03
2017	$ 49.97	(0.27)	10.17	9.90	—	—	—	$ 59.87
2016	$ 45.63	(0.06)	4.40	4.34	—	—	—	$ 49.97
2015	$ 44.95	(0.29)	0.97	0.68	—	—	—	$ 45.63
CLASS I SHARES
2020 (c)	$ 74.04	0.22	(14.59)	(14.37)	(0.43)	—	(0.43)	$ 59.24
2019	$ 74.70	0.49	(0.65)	(0.16)	(0.50)	—	(0.50)	$ 74.04
2018	$ 67.10	0.64	7.38	8.02	(0.42)	—	(0.42)	$ 74.70
2017	$ 55.58	0.42	11.35	11.77	(0.25)	—	(0.25)	$ 67.10
2016	$ 50.53	0.54	4.90	5.44	(0.39)	—	(0.39)	$ 55.58
2015	$ 49.28	0.28	1.04	1.32	(0.07)	—	(0.07)	$ 50.53
CLASS R3 SHARES
2020 (c)	$ 71.44	0.08	(14.12)	(14.04)	(0.14)	—	(0.14)	$ 57.26
2019	$ 72.02	0.23	(0.59)	(0.36)	(0.22)	—	(0.22)	$ 71.44
2018	$ 64.88	0.39	7.11	7.50	(0.36)	—	(0.36)	$ 72.02
2017	$ 53.76	0.18	10.97	11.15	(0.03)	—	(0.03)	$ 64.88
2016	$ 48.86	0.34	4.74	5.08	(0.18)	—	(0.18)	$ 53.76
2015	$ 47.79	0.08	1.01	1.09	(0.02)	—	(0.02)	$ 48.86
CLASS R4 SHARES
2020 (c)	$ 72.25	0.12	(14.28)	(14.16)	(0.21)	—	(0.21)	$ 57.88
2019	$ 72.83	0.30	(0.60)	(0.30)	(0.28)	—	(0.28)	$ 72.25
2018	$ 65.55	0.47	7.19	7.66	(0.38)	—	(0.38)	$ 72.83
2017	$ 54.31	0.25	11.08	11.33	(0.09)	—	(0.09)	$ 65.55
2016	$ 49.36	0.40	4.78	5.18	(0.23)	—	(0.23)	$ 54.31
2015	$ 48.24	0.14	1.01	1.15	(0.03)	—	(0.03)	$ 49.36
CLASS R5 SHARES
2020 (c)	$ 73.93	0.22	(14.57)	(14.35)	(0.43)	—	(0.43)	$ 59.15
2019	$ 74.60	0.49	(0.66)	(0.17)	(0.50)	—	(0.50)	$ 73.93
2018	$ 67.01	0.63	7.38	8.01	(0.42)	—	(0.42)	$ 74.60
2017	$ 55.50	0.41	11.35	11.76	(0.25)	—	(0.25)	$ 67.01
2016	$ 50.45	0.53	4.90	5.43	(0.38)	—	(0.38)	$ 55.50
2015	$ 49.21	0.27	1.04	1.31	(0.07)	—	(0.07)	$ 50.45

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Class B shares converted to Class A shares on August 29, 2016.
+	Based on weighted average shares outstanding.
See notes to financial statements.
130  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Value Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020 (c)	0.26 (d)	1.30 (d)	1.30 (d)	(19.69)	10.11	$ 319,893
2019	0.35	1.33	1.33	(0.42)	24.94	$ 425,218
2018	0.56	1.33	1.33	11.62	57.33	$ 473,740
2017	0.27	1.39	1.39	20.72	43.53	$ 383,118
2016 (e)	0.63	1.39	1.39	10.33	31.10	$ 374,237
2015	0.14	1.37	1.37	2.28	59.70	$ 377,299
CLASS C SHARES
2020 (c)	(0.53) (d)	2.10 (d)	2.10 (d)	(20.02)	10.11	$ 23,699
2019	(0.50)	2.19	2.19	(1.26)	24.94	$ 35,934
2018	(0.17)	2.11	2.11	10.73	57.33	$ 52,023
2017	(0.49)	2.14	2.14	19.81	43.53	$ 160,663
2016	(0.12)	2.14	2.14	9.51	31.10	$ 168,821
2015	(0.61)	2.12	2.12	1.51	59.70	$ 168,321
CLASS I SHARES
2020 (c)	0.58 (d)	0.99 (d)	1.04 (d)	(19.56)	10.11	$ 269,501
2019	0.70	0.99	1.07	(0.07)	24.94	$ 360,070
2018	0.90	0.99	1.06	12.00	57.33	$ 422,302
2017	0.68	0.99	1.06	21.20	43.53	$ 368,790
2016	1.02	0.99	1.07	10.77	31.10	$ 280,570
2015	0.53	0.99	1.06	2.68	59.70	$ 288,642
CLASS R3 SHARES
2020 (c)	0.22 (d)	1.35 (d)	1.66 (d)	(19.71)	10.11	$ 21,327
2019	0.34	1.35	1.79	(0.43)	24.94	$ 29,601
2018	0.57	1.35	1.78	11.60	57.33	$ 39,211
2017	0.30	1.35	1.82	20.75	43.53	$ 45,668
2016	0.67	1.35	1.81	10.40	31.10	$ 50,089
2015	0.16	1.35	1.77	2.28	59.70	$ 59,150
CLASS R4 SHARES
2020 (c)	0.32 (d)	1.25 (d)	1.61 (d)	(19.67)	10.11	$ 3,899
2019	0.44	1.25	1.75	(0.33)	24.94	$ 6,434
2018	0.68	1.25	1.77	11.72	57.33	$ 7,868
2017	0.42	1.24	1.78	20.87	43.53	$ 10,159
2016	0.78	1.25	1.75	10.50	31.10	$ 9,539
2015	0.26	1.25	1.67	2.39	59.70	$ 10,167
CLASS R5 SHARES
2020 (c)	0.58 (d)	0.99 (d)	1.32 (d)	(19.57)	10.11	$ 13,184
2019	0.70	0.99	1.43	(0.07)	24.94	$ 18,119
2018	0.89	0.99	1.38	12.00	57.33	$ 19,085
2017	0.68	0.99	1.42	21.21	43.53	$ 17,060
2016	1.00	0.99	1.46	10.78	31.10	$ 14,738
2015	0.51	0.99	1.20	2.65	59.70	$ 19,270
Thornburg Equity Funds Semi-Annual Report  |  131

Financial Highlights
Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020 (c)	$ 39.37	(0.11)	(1.73)	(1.84)	—	(3.62)	(3.62)	$ 33.91
2019	$ 40.43	(0.17)	(0.89)	(1.06)	—	—	—	$ 39.37
2018	$ 32.46	(0.21)	8.18	7.97	—	—	—	$ 40.43
2017	$ 28.22	(0.24)	4.48	4.24	—	—	—	$ 32.46
2016	$ 26.09	(0.27)	2.40	2.13	—	—	—	$ 28.22
2015	$ 26.44	(0.26)	(0.09)	(0.35)	—	—	—	$ 26.09
CLASS C SHARES
2020 (c)	$ 33.91	(0.22)	(1.44)	(1.66)	—	(3.62)	(3.62)	$ 28.63
2019	$ 35.11	(0.42)	(0.78)	(1.20)	—	—	—	$ 33.91
2018	$ 28.43	(0.42)	7.10	6.68	—	—	—	$ 35.11
2017	$ 24.90	(0.41)	3.94	3.53	—	—	—	$ 28.43
2016	$ 23.20	(0.41)	2.11	1.70	—	—	—	$ 24.90
2015	$ 23.69	(0.42)	(0.07)	(0.49)	—	—	—	$ 23.20
CLASS I SHARES
2020 (c)	$ 42.35	(0.04)	(1.90)	(1.94)	—	(3.62)	(3.62)	$ 36.79
2019	$ 43.33	(0.03)	(0.95)	(0.98)	—	—	—	$ 42.35
2018	$ 34.67	(0.08)	8.74	8.66	—	—	—	$ 43.33
2017	$ 30.01	(0.12)	4.78	4.66	—	—	—	$ 34.67
2016	$ 27.64	(0.17)	2.54	2.37	—	—	—	$ 30.01
2015	$ 27.90	(0.16)	(0.10)	(0.26)	—	—	—	$ 27.64
CLASS R3 SHARES
2020 (c)	$ 39.05	(0.14)	(1.71)	(1.85)	—	(3.62)	(3.62)	$ 33.58
2019	$ 40.16	(0.23)	(0.88)	(1.11)	—	—	—	$ 39.05
2018	$ 32.30	(0.26)	8.12	7.86	—	—	—	$ 40.16
2017	$ 28.10	(0.27)	4.47	4.20	—	—	—	$ 32.30
2016	$ 26.01	(0.29)	2.38	2.09	—	—	—	$ 28.10
2015	$ 26.39	(0.29)	(0.09)	(0.38)	—	—	—	$ 26.01
CLASS R4 SHARES
2020 (c)	$ 39.49	(0.12)	(1.74)	(1.86)	—	(3.62)	(3.62)	$ 34.01
2019	$ 40.56	(0.19)	(0.88)	(1.07)	—	—	—	$ 39.49
2018	$ 32.59	(0.23)	8.20	7.97	—	—	—	$ 40.56
2017	$ 28.33	(0.24)	4.50	4.26	—	—	—	$ 32.59
2016	$ 26.19	(0.27)	2.41	2.14	—	—	—	$ 28.33
2015	$ 26.54	(0.26)	(0.09)	(0.35)	—	—	—	$ 26.19
CLASS R5 SHARES
2020 (c)	$ 42.31	(0.04)	(1.90)	(1.94)	—	(3.62)	(3.62)	$ 36.75
2019	$ 43.29	(0.04)	(0.94)	(0.98)	—	—	—	$ 42.31
2018	$ 34.64	(0.08)	8.73	8.65	—	—	—	$ 43.29
2017	$ 29.98	(0.12)	4.78	4.66	—	—	—	$ 34.64
2016	$ 27.61	(0.17)	2.54	2.37	—	—	—	$ 29.98
2015	$ 27.87	(0.16)	(0.10)	(0.26)	—	—	—	$ 27.61

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
132  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Growth Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020 (c)	(0.54) (d)	1.32 (d)	1.32 (d)	(5.41)	29.82	$ 226,080
2019	(0.44)	1.35	1.35	(2.62)	40.69	$ 259,799
2018	(0.57)	1.34	1.34	24.55	54.98	$ 296,429
2017	(0.79)	1.40	1.40	15.02	72.03	$ 187,062
2016	(1.00)	1.40	1.40	8.16	86.24	$ 199,178
2015	(0.93)	1.39	1.39	(1.32)	96.02	$ 234,284
CLASS C SHARES
2020 (c)	(1.30) (d)	2.09 (d)	2.09 (d)	(5.78)	29.82	$ 29,578
2019	(1.27)	2.18	2.18	(3.42)	40.69	$ 36,841
2018	(1.33)	2.14	2.14	23.50	54.98	$ 53,903
2017	(1.56)	2.16	2.16	14.18	72.03	$ 130,165
2016	(1.76)	2.16	2.16	7.33	86.24	$ 156,115
2015	(1.69)	2.15	2.15	(2.07)	96.02	$ 176,422
CLASS I SHARES
2020 (c)	(0.21) (d)	0.99 (d)	1.05 (d)	(5.26)	29.82	$ 212,335
2019	(0.08)	0.99	1.05	(2.26)	40.69	$ 254,721
2018	(0.20)	0.99	1.05	24.98	54.98	$ 286,152
2017	(0.37)	0.99	1.05	15.53	72.03	$ 234,922
2016	(0.59)	0.99	1.05	8.57	86.24	$ 198,658
2015	(0.53)	0.99	1.05	(0.93)	96.02	$ 244,691
CLASS R3 SHARES
2020 (c)	(0.72) (d)	1.50 (d)	1.69 (d)	(5.49)	29.82	$ 24,224
2019	(0.60)	1.50	1.80	(2.76)	40.69	$ 30,084
2018	(0.72)	1.50	1.80	24.33	54.98	$ 40,963
2017	(0.90)	1.50	1.84	14.95	72.03	$ 47,064
2016	(1.10)	1.50	1.81	8.04	86.24	$ 55,809
2015	(1.05)	1.50	1.79	(1.44)	96.02	$ 70,310
CLASS R4 SHARES
2020 (c)	(0.64) (d)	1.40 (d)	2.00 (d)	(5.45)	29.82	$ 2,459
2019	(0.50)	1.40	1.91	(2.64)	40.69	$ 4,183
2018	(0.62)	1.40	1.97	24.46	54.98	$ 4,484
2017	(0.80)	1.40	2.00	15.04	72.03	$ 5,330
2016	(1.00)	1.40	1.86	8.17	86.24	$ 6,821
2015	(0.94)	1.40	1.82	(1.32)	96.02	$ 9,632
CLASS R5 SHARES
2020 (c)	(0.21) (d)	0.99 (d)	1.18 (d)	(5.26)	29.82	$ 16,980
2019	(0.09)	0.99	1.39	(2.26)	40.69	$ 19,984
2018	(0.21)	0.99	1.33	24.97	54.98	$ 31,433
2017	(0.38)	0.99	1.34	15.54	72.03	$ 32,197
2016	(0.59)	0.99	1.30	8.58	86.24	$ 38,629
2015	(0.54)	0.99	1.24	(0.93)	96.02	$ 45,126
Thornburg Equity Funds Semi-Annual Report  |  133

Financial Highlights
Long/Short Equity Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS I SHARES
2020 (d)	$ 10.81	(0.09)	(0.53)	(0.62)	—	(0.20)	(0.20)	$ 9.99
2019	$ 11.54	(0.17)	(0.09)	(0.26)	—	(0.47)	(0.47)	$ 10.81
2018	$ 11.13	(0.08)	0.83	0.75	—	(0.34)	(0.34)	$ 11.54
2017 (g)	$ 10.00	(0.13)	1.26	1.13	—	—	—	$ 11.13

(a)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2020, 2019, 2018 and 2017 would have been 1.48%, 1.50%, 1.48% and 1.45%, respectively.
(b)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratios for 2020, 2019, 2018 and 2017 would have been 1.48%, 1.53%, 1.48% and 1.81%, respectively.
(c)	Not annualized for periods less than one year.
(d)	Unaudited Six Month Period Ended March 31.
(e)	Annualized.
(f)	The amounts reported for periods prior to the year ended September 30, 2019 have been revised to include certain expenses and fees in connection with investments in short positions in order to conform to current year presentation. The amounts reported in 2018 and 2017 were 1.48% and 1.45%, respectively.
(g)	Fund commenced operations on December 30, 2016.
+	Based on weighted average shares outstanding.
See notes to financial statements.
134  |  Thornburg Equity Funds Semi-Annual Report

Financial Highlights, Continued
Long/Short Equity Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)(a)	Expenses, Before Expense Reductions (%)(b)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS I SHARES
2020 (d)	(1.63) (e)	3.01 (e)	3.01 (e)	(5.86)	24.39	$ 121,949
2019	(1.55)	3.44	3.47	(2.10)	71.43	$ 220,375
2018	(0.74)	2.82 (f)	2.82	6.83	65.72	$ 203,804
2017 (g)	(1.56) (e)	3.42 (e)(f)	3.78 (e)	11.30	61.69	$ 79,739
Thornburg Equity Funds Semi-Annual Report  |  135

Expense Example
March 31, 2020 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2019, and held until March 31, 2020.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	BEGINNING ACCOUNT VALUE 10/1/19	ENDING ACCOUNT VALUE 3/31/20	EXPENSES PAID DURING PERIOD† 10/1/19–3/31/20
INCOME BUILDER FUND
Class A Shares
Actual	$1,000.00	$ 779.36	$ 4.94
Hypothetical*	$1,000.00	$1,019.45	$ 5.60
Class C Shares
Actual	$1,000.00	$ 776.17	$ 8.21
Hypothetical*	$1,000.00	$1,015.75	$ 9.32
Class I Shares
Actual	$1,000.00	$ 780.40	$ 3.83
Hypothetical*	$1,000.00	$1,020.70	$ 4.34
Class R3 Shares
Actual	$1,000.00	$ 778.37	$ 6.27
Hypothetical*	$1,000.00	$1,017.95	$ 7.11
Class R4 Shares
Actual	$1,000.00	$ 778.28	$ 6.22
Hypothetical*	$1,000.00	$1,018.00	$ 7.06
Class R5 Shares
Actual	$1,000.00	$ 780.24	$ 4.27
Hypothetical*	$1,000.00	$1,020.20	$ 4.85
Class R6 Shares
Actual	$1,000.00	$ 780.81	$ 3.56
Hypothetical*	$1,000.00	$1,021.00	$ 4.04
SUMMIT FUND
Class I Shares
Actual	$1,000.00	$ 944.31	$ 5.25
Hypothetical*	$1,000.00	$1,019.60	$ 5.45
GLOBAL OPPORTUNITIES FUND
Class A Shares
Actual	$1,000.00	$ 860.52	$ 5.86
Hypothetical*	$1,000.00	$1,018.70	$ 6.36
Class C Shares
Actual	$1,000.00	$ 857.36	$ 9.29
Hypothetical*	$1,000.00	$1,015.00	$10.08
Class I Shares
Actual	$1,000.00	$ 861.51	$ 4.61
Hypothetical*	$1,000.00	$1,020.05	$ 5.00
Class R3 Shares
Actual	$1,000.00	$ 859.24	$ 6.97
Hypothetical*	$1,000.00	$1,017.50	$ 7.57
Class R4 Shares
Actual	$1,000.00	$ 859.57	$ 6.51
Hypothetical*	$1,000.00	$1,018.00	$ 7.06
Class R5 Shares
Actual	$1,000.00	$ 861.26	$ 4.61
Hypothetical*	$1,000.00	$1,020.05	$ 5.00
Class R6 Shares
Actual	$1,000.00	$ 862.06	$ 3.96
Hypothetical*	$1,000.00	$1,020.75	$ 4.29

136  |  Thornburg Equity Funds Semi-Annual Report

Expense Example, Continued
March 31, 2020 (Unaudited)
	BEGINNING ACCOUNT VALUE 10/1/19	ENDING ACCOUNT VALUE 3/31/20	EXPENSES PAID DURING PERIOD† 10/1/19–3/31/20
INTERNATIONAL VALUE FUND
Class A Shares
Actual	$1,000.00	$ 872.22	$ 5.76
Hypothetical*	$1,000.00	$1,018.85	$ 6.21
Class C Shares
Actual	$1,000.00	$ 869.96	$ 9.02
Hypothetical*	$1,000.00	$1,015.35	$ 9.72
Class I Shares
Actual	$1,000.00	$ 873.70	$ 4.26
Hypothetical*	$1,000.00	$1,020.45	$ 4.60
Class R3 Shares
Actual	$1,000.00	$ 871.38	$ 6.78
Hypothetical*	$1,000.00	$1,017.75	$ 7.31
Class R4 Shares
Actual	$1,000.00	$ 872.18	$ 5.85
Hypothetical*	$1,000.00	$1,018.75	$ 6.31
Class R5 Shares
Actual	$1,000.00	$ 873.41	$ 4.40
Hypothetical*	$1,000.00	$1,020.30	$ 4.75
Class R6 Shares
Actual	$1,000.00	$ 874.10	$ 3.70
Hypothetical*	$1,000.00	$1,021.05	$ 3.99
BETTER WORLD INTERNATIONAL FUND
Class A Shares
Actual	$1,000.00	$ 894.41	$ 8.43
Hypothetical*	$1,000.00	$1,016.10	$ 8.97
Class C Shares
Actual	$1,000.00	$ 892.13	$11.26
Hypothetical*	$1,000.00	$1,013.10	$11.98
Class I Shares
Actual	$1,000.00	$ 897.53	$ 5.17
Hypothetical*	$1,000.00	$1,019.55	$ 5.50
INTERNATIONAL GROWTH FUND
Class A Shares
Actual	$1,000.00	$ 942.86	$ 6.31
Hypothetical*	$1,000.00	$1,018.50	$ 6.56
Class C Shares
Actual	$1,000.00	$ 939.20	$ 9.99
Hypothetical*	$1,000.00	$1,014.70	$10.38
Class I Shares
Actual	$1,000.00	$ 944.17	$ 4.81
Hypothetical*	$1,000.00	$1,020.05	$ 5.00
Class R3 Shares
Actual	$1,000.00	$ 941.70	$ 7.28
Hypothetical*	$1,000.00	$1,017.50	$ 7.57
Class R4 Shares
Actual	$1,000.00	$ 942.00	$ 6.80
Hypothetical*	$1,000.00	$1,018.00	$ 7.06
Class R5 Shares
Actual	$1,000.00	$ 944.31	$ 4.81
Hypothetical*	$1,000.00	$1,020.05	$ 5.00
Class R6 Shares
Actual	$1,000.00	$ 944.49	$ 4.33
Hypothetical*	$1,000.00	$1,020.55	$ 4.50
	BEGINNING ACCOUNT VALUE 10/1/19	ENDING ACCOUNT VALUE 3/31/20	EXPENSES PAID DURING PERIOD† 10/1/19–3/31/20
DEVELOPING WORLD FUND
Class A Shares
Actual	$1,000.00	$ 844.92	$ 6.55
Hypothetical*	$1,000.00	$1,017.90	$ 7.16
Class C Shares
Actual	$1,000.00	$ 841.87	$ 9.95
Hypothetical*	$1,000.00	$1,014.20	$10.88
Class I Shares
Actual	$1,000.00	$ 846.32	$ 5.03
Hypothetical*	$1,000.00	$1,019.55	$ 5.50
Class R5 Shares
Actual	$1,000.00	$ 846.28	$ 5.03
Hypothetical*	$1,000.00	$1,019.55	$ 5.50
Class R6 Shares
Actual	$1,000.00	$ 846.74	$ 4.57
Hypothetical*	$1,000.00	$1,020.05	$ 5.00
VALUE FUND
Class A Shares
Actual	$1,000.00	$ 803.11	$ 5.86
Hypothetical*	$1,000.00	$1,018.50	$ 6.56
Class C Shares
Actual	$1,000.00	$ 799.85	$ 9.45
Hypothetical*	$1,000.00	$1,014.50	$10.58
Class I Shares
Actual	$1,000.00	$ 804.39	$ 4.47
Hypothetical*	$1,000.00	$1,020.05	$ 5.00
Class R3 Shares
Actual	$1,000.00	$ 802.88	$ 6.08
Hypothetical*	$1,000.00	$1,018.25	$ 6.81
Class R4 Shares
Actual	$1,000.00	$ 803.26	$ 5.64
Hypothetical*	$1,000.00	$1,018.75	$ 6.31
Class R5 Shares
Actual	$1,000.00	$ 804.26	$ 4.47
Hypothetical*	$1,000.00	$1,020.05	$ 5.00
GROWTH FUND
Class A Shares
Actual	$1,000.00	$ 945.89	$ 6.42
Hypothetical*	$1,000.00	$1,018.40	$ 6.66
Class C Shares
Actual	$1,000.00	$ 942.18	$10.15
Hypothetical*	$1,000.00	$1,014.55	$10.53
Class I Shares
Actual	$1,000.00	$ 947.43	$ 4.82
Hypothetical*	$1,000.00	$1,020.05	$ 5.00
Class R3 Shares
Actual	$1,000.00	$ 945.12	$ 7.29
Hypothetical*	$1,000.00	$1,017.50	$ 7.57
Class R4 Shares
Actual	$1,000.00	$ 945.53	$ 6.81
Hypothetical*	$1,000.00	$1,018.00	$ 7.06
Class R5 Shares
Actual	$1,000.00	$ 947.39	$ 4.82
Hypothetical*	$1,000.00	$1,020.05	$ 5.00

Thornburg Equity Funds Semi-Annual Report  |  137

Expense Example, Continued
March 31, 2020 (Unaudited)
	BEGINNING ACCOUNT VALUE 10/1/19	ENDING ACCOUNT VALUE 3/31/20	EXPENSES PAID DURING PERIOD† 10/1/19–3/31/20
LONG/SHORT EQUITY FUND
Class I Shares
Actual	$1,000.00	$ 941.45	$14.61
Hypothetical*	$1,000.00	$1,009.95	$15.12

†	Investment Income Builder Fund Expenses are equal to the annualized expense ratio for each class (A: 1.11%; C: 1.85%; I: 0.86%; R3: 1.41%; R4: 1.40%; R5: 0.96%; R6: 0.80%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Summit Fund Expenses are equal to the annualized expense ratio for each class (I: 1.08%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Global Opportunities Fund Expenses are equal to the annualized expense ratio for each class (A: 1.26%; C: 2.00%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%; R6: 0.85%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	International Value Fund Expenses are equal to the annualized expense ratio for each class (A: 1.23%; C: 1.93%; I: 0.91%; R3: 1.45%; R4: 1.25%; R5: 0.94%; R6: 0.79%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Better World International Fund Expenses are equal to the annualized expense ratio for each class (A: 1.78%; C: 2.38%; I: 1.09%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	International Growth Fund Expenses are equal to the annualized expense ratio for each class (A: 1.30%; C: 2.06%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%; R6: 0.89%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Developing World Fund Expenses are equal to the annualized expense ratio for each class (A: 1.42%; C: 2.16%; I: 1.09%; R5: 1.09%; R6: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Value Fund Expenses are equal to the annualized expense ratio for each class (A: 1.30%; C: 2.10%; I: 0.99%; R3: 1.35%; R4: 1.25%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Core Growth Fund Expenses are equal to the annualized expense ratio for each class (A: 1.32%; C: 2.09%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Long/Short Equity Fund Expenses are equal to the annualized expense ratio for each class (I: 3.01%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.
138  |   Thornburg Equity Funds Semi-Annual Report

Other Information
March 31, 2020 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Fund’s Form N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for each of the Funds under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that a Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program Administrator has delegated certain functions, including daily oversight and management of the Funds’ Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 4, 2019, the Trustees reviewed the Liquidity Committee’s initial written report (the “Report”) concerning the operation of the LRMP for the period from December 1, 2018 through November 22, 2019 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of a Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to each Fund’s Liquidity Risk, an evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial ownership positions in each Fund, the likelihood that any of those firms may redeem their clients’ investments from the Funds without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address each Fund’s Liquidity Risk, that all of the Funds are able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that each Fund remains primarily highly liquid, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Funds’ Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which a Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
Thornburg Equity Funds Semi-Annual Report  |  139

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
140  |  Thornburg Equity Funds Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $35.1 billion (as of March 31, 2020) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Value Fund
■	Thornburg Better World Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
DOMESTIC EQUITY
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
ALTERNATIVES
■	Thornburg Long/Short Equity Fund
FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Low Duration Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4624

Semi-Annual Report
March 31, 2020
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.
Thornburg Fixed Income Funds
Thornburg Limited Term U.S. Government Fund
Thornburg Limited Term Income Fund
Thornburg Low Duration Income Fund
Thornburg Strategic Income Fund

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Fixed Income Funds
Semi-Annual Reports  |  March 31, 2020
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Thornburg Fixed Income Funds Semi-Annual Report  |  3

Letter to Shareholders
March 31, 2020 (Unaudited)
Dear Shareholder:
I hope this letter finds you safe and healthy. Amid the COVID-19 pandemic, we’re all adjusting to the challenges of working and living new ways while trying to see into a cloudy future. In these uncertain times, all of us at Thornburg Investment Management are squarely focused on providing you with the best investment outcomes that we can.
Many of our portfolios were well positioned for higher volatility. While we did not predict the cause of this downturn, it’s clear that high prices make for more vulnerable markets. Given our solid liquidity and preparation, we’ve been able to take advantage of price swings as many assets were on sale after the market’s decline. Longer term, it appears even the extraordinary fiscal and monetary support will merely cushion the blow. After all, the reason policy makers’ actions have been so extreme is in large part because they view them as necessary.
Looking forward, our nimble, collaborative investment team is well suited to deliver. The reason that we have a benchmark agnostic, flexible approach is so that we can go where we find value, within the mandate and objectives of the portfolio. While many investment firms have good products and processes, Thornburg is designed to see the world differently, and our perspective from Santa Fe, NM, is especially valuable in challenging times. While many other professionals are siloed into narrow areas of expertise, without the ability to evaluate the bigger picture, we work across sectors and asset classes to find great investments and put them into balanced portfolios. The last few months have demonstrated the strength of our approach, given its adaptability and capacity to place new information in the context of broad portfolios quickly. Being nimble is part of Thornburg’s culture, and people across the organization are finding new ways to pitch in for the sake of our clients.
No one can predict with certainty what the market has in store for us, especially in the context of the current health crisis. What does seem certain, however, is that the events of the last few months are accelerating change that was already occurring, as well as underlining the vulnerability of many of the systems that many of us take for granted. That is true in our daily lives, as well as in financial markets. We believe our understanding of and participation in the interconnectedness of these markets is our core competency: We’re built for this.
Thank you so much for your time and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Fixed Income Funds Semi-Annual Report

Performance Summary
March 31, 2020 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 11/16/87)
Without sales charge	4.20%	2.23%	1.48%	1.67%	4.62%
With sales charge	2.61%	1.71%	1.18%	1.52%	4.57%
Class C Shares (Incep: 9/1/94)
Without sales charge	3.86%	1.90%	1.17%	1.38%	3.54%
With sales charge	3.36%	1.90%	1.17%	1.38%	3.54%
Class I Shares (Incep: 7/5/96)	4.50%	2.53%	1.79%	2.00%	4.03%
Class R3 Shares (Incep: 7/1/03)	4.09%	2.15%	1.41%	1.59%	2.38%
Class R4 Shares (Incep: 2/1/14)	4.10%	2.14%	1.40%	-	1.46%
Class R5 Shares (Incep: 5/1/12)	4.43%	2.48%	1.74%	-	1.49%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/1/92)
Without sales charge	2.60%	2.37%	2.05%	3.12%	4.73%
With sales charge	1.09%	1.86%	1.73%	2.96%	4.67%
Class C Shares (Incep: 9/1/94)
Without sales charge	2.29%	2.13%	1.81%	2.88%	4.40%
With sales charge	1.80%	2.13%	1.81%	2.88%	4.40%
Class I Shares (Incep: 7/5/96)	2.89%	2.69%	2.38%	3.47%	4.91%
Class R3 Shares (Incep: 7/1/03)	2.38%	2.20%	1.89%	3.02%	3.47%
Class R4 Shares (Incep: 2/1/14)	2.38%	2.20%	1.89%	-	2.06%
Class R5 Shares (Incep: 5/1/12)	2.82%	2.57%	2.26%	-	2.63%
Class R6 Shares (Incep: 4/10/17)	2.89%	-	-	-	2.90%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM INCOME FUND	FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Thornburg Limited Term U.S. Government Fund Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I, Class R3, Class R4 and Class R5 shares. Thornburg Limited Term Income Fund Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5, and Class R6 shares. As disclosed in the Funds’ most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: Limited Term U.S. Government Fund; A shares, 0.90%; C shares, 1.24%; I shares, 0.62%; R3 shares, 1.43%; R4 shares, 1.78%; R5 shares, 2.04%; Limited Term Income Fund; A shares, 0.81%; C shares, 1.02%; I shares, 0.53%; R3 shares, 1.06%; R4 shares, 1.23%; R5 shares, 0.74%; R6 shares, 0.49%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: For Limited Term U.S. Government Fund; R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%; Limited Term Income Fund; I shares, 0.49%; R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.49%; R6 shares 0.42%. For more detailed information on fund expenses and waivers/reimbursements please see the Funds’ prospectus.
Thornburg Fixed Income Funds Semi-Annual Report  |  5

Performance Summary, Continued
March 31, 2020 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LOW DURATION INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/30/13)
Without sales charge	0.62%	1.38%	1.24%	-	1.29%
With sales charge	-0.90%	0.86%	0.93%	-	1.04%
Class I Shares (Incep: 12/30/13)	0.90%	1.60%	1.43%	-	1.48%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LOW DURATION INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG STRATEGIC INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/19/07)
Without sales charge	-1.63%	1.82%	2.41%	4.68%	5.24%
With sales charge	-6.03%	0.27%	1.48%	4.20%	4.85%
Class C Shares (Incep: 12/19/07)
Without sales charge	-2.37%	1.09%	1.73%	4.05%	4.61%
With sales charge	-3.32%	1.09%	1.73%	4.05%	4.61%
Class I Shares (Incep: 12/19/07)	-1.26%	2.23%	2.78%	5.04%	5.59%
Class R3 Shares (Incep: 5/1/12)	-1.97%	1.68%	2.31%	-	3.49%
Class R4 Shares (Incep: 2/1/14)	-1.97%	1.61%	2.27%	-	2.39%
Class R5 Shares (Incep: 5/1/12)	-1.25%	2.27%	2.80%	-	3.91%
Class R6 Shares (Incep: 4/10/17)	-1.18%	-	-	-	2.47%
Bloomberg Barclays U.S. Universal Bond Index (Since 12/19/07)	7.15%	4.37%	3.35%	4.05%	4.38%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG STRATEGIC INCOME FUND	FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Thornburg Low Duration Income Fund Class A shares are sold with a maximum sales charge of 1.50%. There is no sales charge for Class I. Thornburg Strategic Income Fund Class A shares are sold with a maximum sales charge of 4.50%. Class C shares include a 1.00% CDSC for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5, and Class R6 shares. As disclosed in the Funds’ most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: Thornburg Low Duration Income Fund; A shares, 1.65%; I shares, 0.94%. Thornburg Strategic Income Fund; A shares, 1.16%; C shares, 1.92%; I shares, 0.91%; R3 shares, 2.59%; R4 shares, 2.51%; R5 shares, 1.18% and R6 shares, 0.98%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, resulting in net expense ratios of the following: Thornburg Low Duration Income Fund; A shares, 0.70%; I shares, 0.50%. Thornburg Strategic Income Fund; A shares, 1.05%; C shares, 1.80%; I shares, 0.60%; R3 shares, 1.25%; R4 shares, 1.25%; R5 shares, 0.60% and R6 shares, 0.53%. For more detailed information on fund expenses and waivers/reimbursements please see the Funds’ prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 1.08% and 0.83%, respectively, for Thornburg Low Duration Income Fund and 2.93% and 3.37%, respectively, for Thornburg Strategic Income Fund.
6   |  Thornburg Fixed Income Funds Semi-Annual Report

Performance Summary, Continued
March 31, 2020 (Unaudited)
30-DAY YIELDS, A SHARES (with sales charge)
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND
Annualized Distribution Yield	1.64%
SEC Yield	1.42%
THORNBURG LIMITED TERM INCOME FUND
Annualized Distribution Yield	2.11%
SEC Yield	1.96%
THORNBURG LOW DURATION INCOME FUND
Annualized Distribution Yield	2.05%
SEC Yield	1.93%
THORNBURG STRATEGIC INCOME FUND
Annualized Distribution Yield	2.93%
SEC Yield	3.40%

Glossary
The Bloomberg Barclays Intermediate U.S. Government/Credit Total Return Index Value Unhedged is an unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.
The Bloomberg Barclays U.S. Universal Total Return Index Value Unhedged is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg Barclays U.S. Government Intermediate Total Return Index Value Unhedged is an unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.
The Bloomberg Barclays U.S. Aggregate 1-3 Year Total Return Index Value Unhedged USD measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market with maturities between 1 and 3 years, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.
The Bloomberg Barclays U.S. Universal Total Return Index Value Unhedged represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, investment Grade 144A
Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Credit risk is the probable risk of loss resulting from a borrower’s failure to repay a loan or meet contractual obligations.
Interest rate risk is the risk that an investment’s value will change due to a change in the absolute level of interest rates, in the spread between two rates, in the shape of the yield curve, or in any other interest rate relationship.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.

Thornburg Fixed Income Funds Semi-Annual Report  |  7

Fund Summary
Thornburg Limited Term U.S. Government Fund  |  March 31, 2020 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary goal is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.
This Fund is a laddered portfolio primarily composed of short/intermediate debt obligations at least 80% of which are issued by the U.S. Government, its agencies, or its instrumentalities, with a dollar-weighted average maturity of normally less than five years.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	171
Effective Duration	2.4 Yrs
Average Maturity	3.3 Yrs
TYPES OF HOLDINGS
PORTFOLIO LADDER
5%	6%	7%	33%	24%	10%	6%	2%	2%	0%	5%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

8  |  Thornburg Fixed Income Funds Semi-Annual Report

Fund Summary
Thornburg Limited Term Income Fund  |  March 31, 2020 (Unaudited)
The Fund’s primary goal is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.
This Fund is a laddered portfolio primarily composed of short/intermediate debt obligations which are investment grade or judged by the advisor to be of equivalent quality, with a dollar-weighted average maturity of normally less than five years.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	627
Effective Duration	3.0 Yrs
Average Maturity	3.9 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
PORTFOLIO LADDER
5%	17%	15%	13%	10%	11%	6%	2%	4%	2%	14%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Fixed Income Funds Semi-Annual Report  |  9

Fund Summary
Thornburg Low Duration Income Fund  |  March 31, 2020 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s goal is to seek current income, consistent with preservation of capital.
The Fund invests in debt obligations issued by the U.S. Government, its agencies, or its instrumentalities, and in debt obligations rated at the time of purchase in one of the four highest credit ratings categories or, if no credit rating is available, judged to be of comparable quality by the Fund’s advisor. The Fund aims to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a laddered portfolio of investments with a dollar-weighted average duration of normally no more than three years.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	273
Effective Duration	1.0 Yrs
Average Maturity	1.4 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
PORTFOLIO LADDER
7%	40%	29%	16%	5%	4%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

10  |  Thornburg Fixed Income Funds Semi-Annual Report

Fund Summary
Thornburg Strategic Income Fund  |  March 31, 2020 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.
The Fund pursues its investment goals by investing in a broad range of income-producing investments from throughout the world, primarily including debt obligations. The Fund expects, under normal conditions, to invest a majority of its assets in several types of debt obligations.
PORTFOLIO COMPOSITION
Corporate/Convertible Bonds	54.4%
Asset Backed Securities	20.8%
Bank Loans	4.5%
Common & Preferred Stock	1.4%
Exchange-Traded Funds	0.7%
U.S. Treasury Securities	0.3%
Other Fixed Income	8.4%
Other Assets Less Liabilities	9.5%
FIXED INCOME CREDIT QUALITY *
*	Excludes equity securities.
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Credit quality ratings for Thornburg’s global fixed income portfolios used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other nationally recognized statistical rating organizations (NRSROs). “NR” = not rated.
TOP TEN INDUSTRY GROUPS
Diversified Financials	7.9%
Energy	6.2%
Materials	4.6%
Software & Services	4.1%
Telecommunication Services	3.5%
Commercial & Professional Services	3.5%
Media & Entertainment	3.0%
Technology Hardware & Equipment	2.8%
Utilities	2.7%
Automobiles & Components	2.6%

Thornburg Fixed Income Funds Semi-Annual Report  |  11

Fund Summary, Continued
Thornburg Strategic Income Fund  |  March 31, 2020 (Unaudited)
COUNTRY EXPOSURE * (percent of Fund)
United States	73.0%
Canada	3.6%
Germany	2.0%
United Kingdom	1.5%
South Korea	1.2%
France	0.8%
Bermuda	0.8%
China	0.8%
Ireland	0.8%
Japan	0.7%
Luxembourg	0.6%
Belgium	0.5%
Mexico	0.5%
Cayman Islands	0.5%
New Zealand	0.5%
Australia	0.3%
Morocco	0.3%
India	0.3%
Italy	0.3%
South Africa	0.2%
Finland	0.2%
Jamaica	0.2%
Switzerland	0.2%
Turkey	0.2%
Chile	0.2%
Guatemala	0.1%
Brazil	0.1%
Barbados	0.1%
Saint Lucia	0.0%**
United Arab Emirates	0.0%**
Other Assets Less Liabilities	9.5%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
12   |  Thornburg Fixed Income Funds Semi-Annual Report

Schedule of Investments
Thornburg Limited Term U.S. Government Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 13.6%
	United States Treasury Notes,
	1.125% due 4/30/2020	$ 4,000,000	$ 4,003,313
	1.375% due 10/31/2020	1,480,000	1,490,623
	1.50% due 10/31/2024 - 2/15/2030	11,635,000	12,406,180
	1.625% due 6/30/2020	4,000,000	4,015,476
	2.625% due 8/15/2020	4,000,000	4,037,739
	United States Treasury Notes Inflationary Index,
	0.125% due 7/15/2022 - 1/15/2030	12,412,150	12,442,614
	0.25% due 7/15/2029	1,270,571	1,318,666
	Total U.S. Treasury Securities (Cost $38,948,974)		39,714,611
	U.S. Government Agencies — 11.2%
[a]	Durrah MSN 35603 (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	635,963	641,263
	HNA Group LLC (Guaranty: Export-Import Bank of the United States), Series 2015, 2.291% due 6/30/2027	1,943,871	2,013,099
[a]	MSN 41079 and 41084 Ltd. (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	629,837	637,107
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a,b]	1.70% due 12/20/2022	1,567,500	1,577,018
[a,b,c]	2.181% (LIBOR 3 Month + 0.35%) due 4/15/2025	1,837,500	1,790,442
[a]	2.46% due 12/15/2025	1,500,000	1,543,271
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[a]	2.06% due 1/15/2026	2,100,000	2,134,860
[a]	2.512% due 1/15/2026	3,165,000	3,248,469
	Small Business Administration Participation Certificates,
	Series 2001-20D Class 1, 6.35% due 4/1/2021	96,696	96,721
	Series 2001-20F Class 1, 6.44% due 6/1/2021	89,804	89,819
	Series 2002-20A Class 1, 6.14% due 1/1/2022	61,098	61,075
	Series 2002-20K Class 1, 5.08% due 11/1/2022	81,204	82,038
	Series 2005-20H Class 1, 5.11% due 8/1/2025	86,327	90,112
	Series 2007-20D Class 1, 5.32% due 4/1/2027	256,971	272,212
	Series 2007-20F Class 1, 5.71% due 6/1/2027	135,477	145,826
	Series 2007-20I Class 1, 5.56% due 9/1/2027	455,252	472,223
	Series 2007-20K Class 1, 5.51% due 11/1/2027	290,979	308,294
	Series 2008-20G Class 1, 5.87% due 7/1/2028	811,949	887,000
	Series 2011-20G Class 1, 3.74% due 7/1/2031	1,146,345	1,216,691
	Series 2011-20K Class 1, 2.87% due 11/1/2031	1,530,434	1,588,056
	Series 2014-20H Class 1, 2.88% due 8/1/2034	940,088	980,743
	Series 2015-20B Class 1, 2.46% due 2/1/2035	788,421	798,387
	Series 2015-20G Class 1, 2.88% due 7/1/2035	1,684,694	1,719,531
[b]	Series 2015-20I Class 1, 2.82% due 9/1/2035	1,688,751	1,742,616
	Series 2017-20I Class 1, 2.59% due 9/1/2037	3,210,444	3,292,456
[b]	Series 2017-20K Class 1, 2.79% due 11/1/2037	1,409,835	1,467,424
	Ulani MSN 35940 LLC (Guaranty: Export-Import Bank of the United States), 2.227% due 5/16/2025	2,187,500	2,235,024
[a,c]	Washington Aircraft 2 Co. Ltd. (Guaranty: Export-Import Bank of the United States), 1.662% (LIBOR 3 Month + 0.43%) due 6/26/2024	1,650,511	1,625,813
	Total U.S. Government Agencies (Cost $32,118,728)		32,757,590
	Mortgage Backed — 68.4%
	Federal Home Loan Mtg Corp.,
	Pool J21208 2.50% due 11/1/2027	2,319,398	2,414,481
	Pool RC1280, 3.00% due 3/1/2035	1,239,764	1,309,063
	Pool ZS4730 3.50% due 8/1/2047	4,000,037	4,239,849
	Federal Home Loan Mtg Corp., CMO,
	Series K035 Class A1, 2.615% due 3/25/2023	1,381,659	1,404,617
[c]	Series K035 Class A2, 3.458% due 8/25/2023	3,000,000	3,197,801
	Series K037 Class A1, 2.592% due 4/25/2023	874,638	891,642
	Series K038 Class A1, 2.604% due 10/25/2023	2,188,012	2,230,408
	Series K042 Class A1, 2.267% due 6/25/2024	2,458,101	2,507,714
[c]	Series K047 Class A2, 3.329% due 5/25/2025	1,250,000	1,366,276
[c]	Series K061 Class A2, 3.347% due 11/25/2026	290,000	325,348
[c]	Series K069 Class A2, 3.187% due 9/25/2027	180,000	203,402
	Series K072 Class A2, 3.444% due 12/25/2027	120,000	137,477
	Series K095 Class A2, 2.785% due 6/25/2029	577,000	641,921
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 13

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series K729 Class A2, 3.136% due 10/25/2024	$ 3,500,000	$ 3,743,868
	Series K730 Class A1, 3.452% due 9/25/2024	235,399	244,371
[c]	Series K730 Class A2, 3.59% due 1/25/2025	190,000	207,028
	Series KS03 Class A2, 2.79% due 6/25/2022	2,500,000	2,560,187
	Federal Home Loan Mtg Corp., CMO REMIC,
	Series 1351 Class TE, 7.00% due 8/15/2022	37,522	39,757
	Series 3291 Class BY, 4.50% due 3/15/2022	44,445	45,142
	Series 3704 Class DC, 4.00% due 11/15/2036	247,510	259,257
	Series 3867 Class VA, 4.50% due 3/15/2024	1,062,179	1,121,905
	Series 3922 Class PQ, 2.00% due 4/15/2041	481,878	486,431
	Series 4050 Class MV, 3.50% due 8/15/2023	1,211,198	1,253,473
	Series 4072 Class VA, 3.50% due 10/15/2023	1,084,261	1,118,308
	Series 4097 Class TE, 1.75% due 5/15/2039	808,861	818,114
[c]	Series 4105 Class FG, 1.105% (LIBOR 1 Month + 0.40%) due 9/15/2042	1,241,140	1,219,989
	Series 4120 Class TC, 1.50% due 10/15/2027	1,234,618	1,239,520
	Series 4120 Class UE, 2.00% due 10/15/2027	1,277,712	1,299,040
[c]	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series KF15 Class A, 2.185% (LIBOR 1 Month + 0.67%) due 2/25/2023	518,980	518,217
	Federal Home Loan Mtg Corp., REMIC,
	Pool D98887, 3.50% due 1/1/2032	719,161	770,578
	Pool E09025 2.50% due 3/1/2028	118,530	123,389
	Pool G13804, 5.00% due 3/1/2025	164,222	173,129
	Pool G15227, 3.50% due 12/1/2029	1,787,615	1,899,983
	Pool G16710, 3.00% due 11/1/2030	2,487,601	2,613,302
	Pool G18435, 2.50% due 5/1/2027	1,254,710	1,306,147
[d]	Pool G18446 2.50% due 10/1/2027	2,313,853	2,408,710
	Pool J11371, 4.50% due 12/1/2024	168,331	176,499
	Pool J13583, 3.50% due 11/1/2025	323,653	340,761
	Pool J14888, 3.50% due 4/1/2026	377,137	397,072
	Pool J20795 2.50% due 10/1/2027	2,882,476	3,000,643
	Pool J37586, 3.50% due 9/1/2032	298,374	319,647
	Pool SB8010, 2.50% due 10/1/2034	2,354,815	2,444,294
	Pool SB8030, 2.00% due 12/1/2034	2,196,247	2,255,912
	Pool T61943, 3.50% due 8/1/2045	524,023	555,752
	Pool T65457, 3.00% due 1/1/2048	2,647,988	2,743,868
	Pool ZS7299, 3.00% due 10/1/2030	1,305,930	1,382,600
	Pool ZT1958, 3.00% due 5/1/2034	2,693,146	2,863,884
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[c]	Series 2017-3 Class HA, 3.25% due 7/25/2056	1,872,586	1,907,288
[c]	Series 2017-4 Class HT, 3.25% due 6/25/2057	1,048,829	1,070,587
[c]	Series 2018-1 Class HA, 3.00% due 5/25/2057	2,343,839	2,364,285
[c]	Series 2018-2 Class HA, 3.00% due 11/25/2057	1,413,148	1,425,128
	Series 2018-3 Class HA, 3.00% due 8/25/2057	1,648,899	1,663,030
	Series 2018-3 Class MA, 3.50% due 8/25/2057	511,858	540,890
	Series 2018-4 Class HA, 3.00% due 3/25/2058	2,013,660	2,031,091
	Series 2019-1 Class MA, 3.50% due 7/25/2058	2,596,601	2,743,877
	Series 2019-2 Class MA, 3.50% due 8/25/2058	3,748,991	3,961,629
	Series 2019-3 Class MA, 3.50% due 10/25/2058	1,821,162	1,924,456
	Series 2019-4 Class MA, 3.00% due 2/25/2059	2,191,704	2,297,437
	Series 2020-1 Class MA, 2.50% due 8/25/2059	2,965,470	3,071,578
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
	Series 2015-SC02 Class 2A, 3.50% due 9/25/2045	1,112,677	1,082,312
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	1,206,889	1,182,672
	Series 2016-SC02 Class 2A, 3.50% due 10/25/2046	929,313	915,800
	Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	2,017,789	1,998,448
	Series 2017-SC02 Class 1A, 3.00% due 5/25/2047	1,301,913	1,289,494
	Series 2017-SC02 Class 2A, 3.50% due 5/25/2047	991,997	995,483
	Series 2017-SC02 Class 2A1, 3.50% due 5/25/2047	341,119	338,531
	Federal National Mtg Assoc.,
	1.875% due 12/28/2020	2,000,000	2,020,296
	Pool 252648, 6.50% due 5/1/2022	6,822	7,085
	Pool 342947, 7.25% due 4/1/2024	3,645	3,748
[c]	Pool 895572, 4.695% (LIBOR 12 Month + 1.82%) due 6/1/2036	118,310	124,075
	Pool AB8442, 2.00% due 2/1/2028	2,736,389	2,820,134
14 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Pool AB8447, 2.50% due 2/1/2028	$ 1,143,046	$ 1,189,694
	Pool AD8191, 4.00% due 9/1/2025	341,531	359,636
	Pool AE0704, 4.00% due 1/1/2026	1,266,216	1,333,339
	Pool AH3487, 3.50% due 2/1/2026	1,592,360	1,676,065
	Pool AJ1752, 3.50% due 9/1/2026	1,101,551	1,159,456
	Pool AK6518, 3.00% due 3/1/2027	771,905	810,951
	Pool AK6768, 3.00% due 3/1/2027	1,191,016	1,247,913
	Pool AL6582, 3.50% due 4/1/2030	1,053,680	1,122,239
	Pool AL9445, 3.00% due 7/1/2031	28,320	29,982
	Pool AL9821, 2.50% due 1/1/2032	3,841,421	4,011,398
	Pool AS4916, 3.00% due 5/1/2030	2,412,437	2,533,714
	Pool AS9733, 4.00% due 6/1/2047	2,276,752	2,492,175
	Pool AS9749, 4.00% due 6/1/2047	1,667,091	1,783,151
	Pool AU2669, 2.50% due 10/1/2028	1,179,402	1,229,377
[d]	Pool AZ3778 3.00% due 4/1/2030	3,008,374	3,156,790
	Pool BF0130, 3.50% due 8/1/2056	583,797	632,479
	Pool BF0144, 3.50% due 10/1/2056	799,882	867,834
	Pool BM4153 3.00% due 6/1/2033	3,051,982	3,204,457
	Pool BM4864, 3.50% due 5/1/2033	1,917,841	2,035,436
	Pool BM5490, 3.50% due 11/1/2031	2,331,638	2,461,490
	Pool CA0200, 3.00% due 8/1/2032	1,994,410	2,118,980
	Pool CA0942 2.50% due 12/1/2032	1,856,084	1,936,472
	Pool CA3904, 3.00% due 7/1/2034	4,202,944	4,474,652
	Pool CA4102, 3.50% due 8/1/2029	1,582,573	1,677,633
	Pool CA5271 2.50% due 3/1/2035	1,988,960	2,080,697
	Pool CA5282, 3.00% due 3/1/2035	4,439,405	4,727,786
	Pool FM1126, 3.00% due 3/1/2033	2,973,830	3,137,270
	Pool FM1523, 2.50% due 8/1/2029	2,689,008	2,798,748
	Pool MA0380, 4.00% due 4/1/2020	61	61
	Pool MA1582, 3.50% due 9/1/2043	3,122,338	3,349,535
	Pool MA2322, 2.50% due 7/1/2025	714,952	743,907
	Pool MA2353, 3.00% due 8/1/2035	1,781,682	1,895,357
	Pool MA2480, 4.00% due 12/1/2035	1,652,509	1,793,891
	Pool MA2499, 2.50% due 1/1/2026	1,262,910	1,314,056
	Pool MA3465, 4.00% due 9/1/2038	1,711,849	1,851,888
	Pool MA3557, 4.00% due 1/1/2029	1,917,229	2,026,651
	Pool MA3681, 3.00% due 6/1/2034	1,836,084	1,922,650
	Pool MA3826, 3.00% due 11/1/2029	2,827,051	2,970,055
	Pool MA3896, 2.50% due 1/1/2035	342,002	354,998
	Pool MA3953, 2.50% due 3/1/2030	1,237,980	1,288,890
	Federal National Mtg Assoc., CMO,
[c]	Series 2015-SB5 Class A10, 3.15% (LIBOR 1 Month + 3.15%) due 9/25/2035	911,174	970,628
[c]	Series 2018-SB47 Class A5H, 2.92% (LIBOR 1 Month + 2.92%) due 1/25/2038	1,215,650	1,253,742
	Federal National Mtg Assoc., CMO REMIC,
	Series 1993-32 Class H, 6.00% due 3/25/2023	4,960	5,256
[c]	Series 2009-17 Class AH, 0.593% due 3/25/2039	323,563	294,264
	Series 2009-52 Class AJ, 4.00% due 7/25/2024	2,894	2,961
	Series 2011-70 Class CA, 3.00% due 8/25/2026	1,781,554	1,838,581
	Series 2012-20 Class VT, 3.50% due 3/25/2025	2,148,658	2,171,691
	Series 2012-36 Class CV, 4.00% due 6/25/2023	1,302,789	1,338,021
[c]	Series 2013-81 Class FW, 1.247% (LIBOR 1 Month + 0.30%) due 1/25/2043	2,014,909	1,974,706
[c]	Series 2013-92 Class FA, 1.497% (LIBOR 1 Month + 0.55%) due 9/25/2043	1,445,550	1,421,685
	Federal National Mtg Assoc., Grantor Trust, Series 2017-T1 Class A, 2.898% due 6/25/2027	997,917	904,704
	Government National Mtg Assoc.,
[c]	Pool 751392, 5.00% due 2/20/2061	3,512,643	3,604,481
[c]	Pool 894205, 3.25% (H15T1Y + 1.50%) due 8/20/2039	325,301	337,487
[c]	Pool MA0100, 3.875% (H15T1Y + 1.50%) due 5/20/2042	431,125	444,183
	Pool MA0907, 2.00% due 4/20/2028	1,502,349	1,545,980
	Government National Mtg Assoc., CMO,
	Series 2010-160 Class VY, 4.50% due 1/20/2022	197,449	203,715
	Series 2016-32 Class LJ, 2.50% due 12/20/2040	2,728,896	2,774,467
	Series 2017-186 Class VA, 3.00% due 2/20/2031	2,590,797	2,748,559
	Mortgage-Linked Amortizing Notes CMO, Series 2012-1 Class A10, 2.06% due 1/15/2022	365,012	371,102
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 15

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Total Mortgage Backed (Cost $196,592,261)		200,608,096
	Corporate Bonds — 1.3%
	Telecommunication Services — 1.3%
	Wireless Telecommunication Services — 1.3%
	Sprint Communications, Inc., 9.25% due 4/15/2022	$ 3,500,000	$ 3,745,000
			3,745,000
	Total Corporate Bonds (Cost $3,920,931)		3,745,000
	Short-Term Investments — 9.1%
	Bank of New York Tri-Party Repurchase Agreement 0.20% dated 3/31/2020 due 4/1/2020, repurchase price $9,000,050 collateralized by 4 U.S. Government debt securities, having an average coupon of 5.04%, a minimum credit rating of BBB-, maturity dates from 4/25/2027 to 6/20/2039, and having an aggregate market value of $9,145,109 at 3/31/2020	9,000,000	9,000,000
[e]	State Street Institutional Treasury Money Market Fund Premier Class, 0.58%	17,682,721	17,682,721
	Total Short-Term Investments (Cost $26,682,721)		26,682,721
	Total Investments — 103.6% (Cost $298,263,615)		$303,508,018
	Liabilities Net of Other Assets — (3.6)%		(10,425,950)
	Net Assets — 100.0%		$293,082,068

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Segregated as collateral for a when-issued security.
c	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2020.
d	When-issued security.
e	Rate represents the money market fund annualized seven-day yield at March 31, 2020.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMO	Collateralized Mortgage Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
16 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Limited Term Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 11.6%
	United States Treasury Notes,
	1.375% due 5/31/2020 - 8/31/2020	$ 36,075,000	$ 36,168,249
	1.50% due 5/15/2020 - 2/15/2030	123,435,000	128,380,760
	1.625% due 2/15/2026 - 8/15/2029	174,250,000	187,803,803
	1.75% due 11/15/2029	62,136,000	68,192,110
	2.25% due 11/15/2025 - 8/15/2027	31,662,000	35,092,174
	2.50% due 5/31/2020	7,000,000	7,028,808
	2.625% due 2/15/2029	17,058,000	19,904,566
	United States Treasury Notes Inflationary Index,
	0.25% due 1/15/2025 - 7/15/2029	48,851,227	50,515,722
	0.375% due 7/15/2027	66,303,816	68,096,406
	0.875% due 1/15/2029	83,557,068	90,650,043
	Total U.S. Treasury Securities (Cost $648,700,712)		691,832,641
	U.S. Government Agencies — 0.6%
	Export Leasing (2009), LLC (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	1,322,681	1,328,015
[a]	MSN 41079 and 41084 Ltd. (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	4,814,040	4,869,605
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a]	1.70% due 12/20/2022	3,120,000	3,138,945
[a,b]	2.181% (LIBOR 3 Month + 0.35%) due 4/15/2025	5,439,000	5,299,710
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[a]	2.06% due 1/15/2026	900,000	914,940
[a]	2.512% due 1/15/2026	3,900,000	4,002,852
	Small Business Administration Participation Certificates,
	Series 2011-20G Class 1, 3.74% due 7/1/2031	4,585,380	4,866,763
	Series 2011-20K Class 1, 2.87% due 11/1/2031	5,957,214	6,181,509
[b,c,d]	U.S. Department of Transportation, 6.001% due 12/7/2031	3,000,000	3,251,425
	Total U.S. Government Agencies (Cost $33,672,999)		33,853,764
	Other Government — 0.6%
[a,c]	Bermuda Government International Bond, 4.138% due 1/3/2023	4,000,000	3,970,000
	Carpintero Finance Ltd. (Guaranty: Export Credits Guarantee Department),
[a,c]	2.004% due 9/18/2024	4,645,074	4,721,058
[a,c]	2.581% due 11/11/2024	6,762,281	6,972,698
[a,c]	Khadrawy Ltd. (Guaranty: Export Credits Guarantee Department), 2.471% due 3/31/2025	3,364,950	3,311,111
[a,b,c]	Korea Expressway Corp., 2.519% (LIBOR 3 Month + 0.70%) due 4/20/2020	15,000,000	15,006,600
	Total Other Government (Cost $33,772,341)		33,981,467
	Mortgage Backed — 17.7%
	Angel Oak Mortgage Trust, LLC, Whole Loan Securities Trust CMO,
[b,c]	Series 2017-1 Class A2, 3.085% due 1/25/2047	631,995	618,604
[b,c]	Series 2017-3 Class A1, 2.708% due 11/25/2047	2,008,788	1,936,896
[b,c]	Series 2017-3, 3.90% due 11/25/2047	7,244,000	6,657,870
[b,c]	Series 2018-2 Class A1, 3.674% due 7/27/2048	4,504,748	4,325,692
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2018-1 Class A1, 3.763% due 4/25/2048	9,672,644	9,222,388
[b,c]	Series 2018-1 Class A3, 4.218% due 4/25/2048	6,418,012	6,007,161
[b,c]	Series 2019-1 Class A1, 3.805% due 1/25/2049	15,973,707	15,161,315
[b,c]	Series 2019-2 Class A1, 3.347% due 4/25/2049	8,080,154	7,512,342
[b,c]	Series 2019-3 Class A1, 2.962% due 10/25/2048	18,798,379	17,224,894
[c]	Barclays Commercial Mortgage Securities LLC, Series 2015-STP Class A, 3.323% due 9/10/2028	3,237,712	3,228,951
[b,c]	Bayview Commercial Asset Trust CMO, Series 2004-3 Class A2, 1.577% (LIBOR 1 Month + 0.63%) due 1/25/2035	1,396,125	1,250,717
[c]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	6,892,559	6,789,345
[b,c]	CIM Trust, Whole Loan Securities Trust CMO, Series 18-INV1 Class A4, 4.00% due 8/25/2048	5,908,016	5,788,625
	Citigroup Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO,
[b]	Series 2004-HYB2 Class B1, 4.05% due 3/25/2034	91,334	72,202
[b,c]	Series 2014-A Class A, 4.00% due 1/25/2035	1,282,014	1,275,110
[b,c]	COLT Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO, Series 2018-3 Class M2, 4.583% due 10/26/2048	1,000,000	717,722
	COMM Mortgage Trust, Series 2016-DC2 Class A1, 1.82% due 2/10/2049	5,590,901	5,579,727
[b,c]	Credit Suisse Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-HL2 Class A3, 3.50% due 10/25/2047	10,017,555	9,914,746
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 17

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[b,c]	CSMLT Mortgage Trust, Whole Loan Securities Trust CMO, Series 2015-3 Class B1, 3.692% due 11/25/2045	$ 5,246,328	$ 5,205,108
[b,c]	DBUBS Mortgage Trust, Series 2011-LC2A Class A1FL, 2.161% (LIBOR 1 Month + 1.35%) due 7/12/2044	926,498	924,414
[b,c]	Ellington Financial Mortgage Trust 2019-2, Whole Loan Securities Trust CMO, Series 2019-2 Class A1, 2.739% due 11/25/2059	17,218,988	16,503,043
[c]	FDIC Trust, Whole Loan Securities Trust CMO, Series 2013-R1 Class A, 1.15% due 3/25/2033	245,852	243,162
	Federal Home Loan Mortgage Corp.,
	Pool J17504, 3.00% due 12/1/2026	857,252	900,838
	Pool J22899, 2.00% due 3/1/2028	5,220,749	5,378,223
	Pool RA1833, 4.00% due 10/1/2049	2,764,251	2,956,176
	Pool SD0257, 3.00% due 1/1/2050	2,936,612	3,094,606
	Federal Home Loan Mtg Corp., Pool RC1280, 3.00% due 3/1/2035	8,331,215	8,796,904
	Federal Home Loan Mtg Corp., CMO REMIC,
	Series 3195 Class PD, 6.50% due 7/15/2036	505,909	586,608
	Series 3291 Class BY, 4.50% due 3/15/2022	59,260	60,189
	Series 3504 Class PC, 4.00% due 1/15/2039	10,109	10,319
	Series 3838 Class GV, 4.00% due 3/15/2024	4,437,253	4,658,604
	Series 3919 Class VB, 4.00% due 8/15/2024	2,394,624	2,495,318
	Series 3922 Class PQ, 2.00% due 4/15/2041	722,816	729,646
	Series 4050 Class MV, 3.50% due 8/15/2023	1,383,831	1,432,132
	Series 4072 Class VA, 3.50% due 10/15/2023	1,091,064	1,125,325
	Series 4079 Class WV, 3.50% due 3/15/2027	2,046,653	2,130,291
	Series 4097 Class TE, 1.75% due 5/15/2039	2,426,583	2,454,342
	Series 4120 Class TC, 1.50% due 10/15/2027	1,603,162	1,609,528
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series K717 Class A2, 2.991% due 9/25/2021	4,671,078	4,737,850
	Federal Home Loan Mtg Corp., Multifamily Structured Pass Through Certificates,
[b]	Series K719 Class A2, 2.731% due 6/25/2022	4,066,356	4,143,481
	Series K722 Class A2, 2.406% due 3/25/2023	4,800,000	4,935,007
	Series K725 Class A1, 2.666% due 5/25/2023	6,444,702	6,604,372
[b,e]	Federal Home Loan Mtg Corp., Multifamily Structured Pass Through Certificates IO, Series K008 Class X1, 1.456% due 6/25/2020	16,974,263	7,832
	Federal Home Loan Mtg Corp., REMIC,
	Pool D98887, 3.50% due 1/1/2032	2,407,387	2,579,507
	Pool G16710, 3.00% due 11/1/2030	674,736	708,831
	Pool T65457, 3.00% due 1/1/2048	23,775,150	24,636,012
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[b]	Series 2017-1 Class HA, 3.00% due 1/25/2056	9,083,433	9,163,731
[b]	Series 2017-3 Class HA, 3.25% due 7/25/2056	15,627,103	15,916,695
[b]	Series 2017-4 Class HT, 3.25% due 6/25/2057	13,452,934	13,732,019
[b]	Series 2018-1 Class HA, 3.00% due 5/25/2057	9,316,759	9,398,033
[b]	Series 2018-2 Class HA, 3.00% due 11/25/2057	22,610,366	22,802,045
	Series 2018-3 Class HA, 3.00% due 8/25/2057	23,744,146	23,947,628
	Series 2018-4 Class HA, 3.00% due 3/25/2058	19,803,910	19,975,342
	Series 2019-1 Class MA, 3.50% due 7/25/2058	17,985,790	19,005,922
	Series 2019-2 Class MA, 3.50% due 8/25/2058	44,908,391	47,455,541
	Series 2019-3 Class MA, 3.50% due 10/25/2058	25,707,526	27,165,626
	Series 2019-4 Class MA, 3.00% due 2/25/2059	33,814,185	35,445,456
	Series 2020-1 Class MA, 2.50% due 8/25/2059	6,290,000	6,515,064
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	4,626,410	4,533,577
	Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	42,428,599	42,021,904
	Series 2017-SC02 Class 2A, 3.50% due 5/25/2047	3,781,990	3,795,279
	Series 2017-SC02 Class 2A1, 3.50% due 5/25/2047	2,607,596	2,587,808
	Federal National Mtg Assoc.,
	Pool 469616, 3.50% due 11/1/2021	3,492,645	3,588,643
	Pool 890641, 2.00% due 10/1/2028	2,838,380	2,923,472
	Pool 897936, 5.50% due 8/1/2021	61,084	62,239
[b]	Pool AE0160, 4.548% due 6/1/2020	757,894	758,150
	Pool AE0704, 4.00% due 1/1/2026	3,293,400	3,467,985
	Pool AK6518, 3.00% due 3/1/2027	1,076,708	1,131,173
	Pool AL6582, 3.50% due 4/1/2030	3,730,027	3,972,727
	Pool AS3111, 3.00% due 8/1/2029	6,589,572	6,957,908
	Pool AS4916, 3.00% due 5/1/2030	751,048	788,805
	Pool AS7323, 2.50% due 6/1/2031	4,150,838	4,331,911
	Pool AS8242, 2.50% due 11/1/2031	7,402,296	7,704,390
	Pool AS9749, 4.00% due 6/1/2047	14,153,038	15,138,351
18 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Pool AV5059, 3.00% due 2/1/2029	$ 4,236,307	$ 4,473,103
	Pool BM4324, 3.50% due 7/1/2033	5,532,500	5,925,329
	Pool BM5462, 3.00% due 11/1/2032	14,907,702	15,727,021
	Pool BM5490, 3.50% due 11/1/2031	7,694,405	8,122,918
	Pool CA0200, 3.00% due 8/1/2032	14,844,040	15,771,189
	Pool CA3904, 3.00% due 7/1/2034	9,269,473	9,868,716
	Pool CA4102, 3.50% due 8/1/2029	9,059,551	9,603,727
	Pool CA5282, 3.00% due 3/1/2035	5,902,672	6,286,106
	Pool FM1542, 3.50% due 9/1/2034	3,653,063	3,917,012
	Pool FP0000, 3.00% due 11/1/2027	9,638,881	10,120,434
	Pool MA2815, 3.00% due 11/1/2026	2,118,764	2,221,968
	Pool MA3465, 4.00% due 9/1/2038	15,351,859	16,607,734
	Pool MA3953, 2.50% due 3/1/2030	8,319,229	8,661,343
	Federal National Mtg Assoc., CMO REMIC,
	Series 2007-42 Class PA, 5.50% due 4/25/2037	98,169	102,862
[b]	Series 2009-17 Class AH, 0.593% due 3/25/2039	539,271	490,440
	Series 2009-52 Class AJ, 4.00% due 7/25/2024	4,823	4,934
	Series 2012-129 Class LA, 3.50% due 12/25/2042	5,343,044	5,631,859
	Series 2012-36 Class CV, 4.00% due 6/25/2023	1,188,469	1,220,610
[b]	Series 2013-81 Class FW, 1.247% (LIBOR 1 Month + 0.30%) due 1/25/2043	7,321,108	7,175,033
	Federal National Mtg Assoc., Grantor Trust, Series 2017-T1 Class A, 2.898% due 6/25/2027	17,962,510	16,284,676
[b,c]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	7,843,551	7,656,278
[b,c]	FWD Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class A1, 2.81% due 6/25/2049	6,350,598	5,950,255
[b,c]	Galton Funding Mortgage Trust, Whole Loan Securities Trust CMO, Series 2018-1 Class A43, 3.50% due 11/25/2057	1,994,348	1,931,442
	GCAT LLC, Whole Loan Securities Trust CMO,
[b,c]	Series 2019-NQM1 Class A1, 2.985% due 2/25/2059	15,794,953	16,170,173
[b,c]	Series 2019-NQM3 Class A1, 2.686% due 11/25/2059	20,215,019	20,486,046
[b,c]	GCAT Trust, Whole Loan Securities Trust CMO, Series 2019-NQM2 Class A1, 2.855% due 9/25/2059	17,497,739	17,746,711
	Government National Mtg Assoc.,
[b]	Pool 731491, 5.067% due 12/20/2060	251,896	256,445
	Pool 783299, 4.50% due 2/15/2022	828	832
[b]	Pool MA0100, 3.875% (H15T1Y + 1.50%) due 5/20/2042	435,480	448,670
	Government National Mtg Assoc., CMO, Series 2016-32 Class LJ, 2.50% due 12/20/2040	10,746,887	10,926,355
	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2018-1 Class A1, 3.766% due 6/25/2048	6,656,614	6,601,652
[b,c]	Series 2018-1 Class A3, 3.999% due 6/25/2048	3,153,974	3,073,613
[b,c]	Series 2018-1 Class M1, 4.548% due 6/25/2048	1,000,000	856,376
[b,c]	Series 2019-1 Class A1, 3.454% due 1/25/2059	14,759,516	14,537,052
[b,c]	Series 2019-1, 3.951% due 1/25/2059	14,500,000	12,000,265
	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, 2.668% due 3/15/2049	4,311,939	4,308,315
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2017-2 Class A6, 3.00% due 5/25/2047	12,002,603	11,928,991
[b,c]	Series 2017-6 Class A5, 3.50% due 12/25/2048	13,287,170	13,449,937
[b,c]	Mello Mortgage Capital Acceptance, Whole Loan Securities Trust CMO, Series 2018-MTG1 Class A3, 3.50% due 3/25/2048	8,189,499	8,034,448
[b]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 4.322% due 8/25/2034	265,108	208,318
[b,c]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	4,401,741	4,356,057
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22 Class A4, 3.306% due 4/15/2048	1,100,000	1,119,261
	Mortgage-Linked Amortizing Notes CMO, Series 2012-1 Class A10, 2.06% due 1/15/2022	308,856	314,009
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2017-2A Class A3, 4.00% due 3/25/2057	7,025,908	7,286,486
[b,c]	Series 2017-3A Class A1, 4.00% due 4/25/2057	8,523,566	8,425,099
[b,c]	Series 2017-4A Class A1, 4.00% due 5/25/2057	10,558,618	10,947,667
[b,c]	Series 2017-5A Class A1, 2.447% (LIBOR 1 Month + 1.50%) due 6/25/2057	856,624	838,346
[b,c]	Series 2017-6A Class A1, 4.00% due 8/27/2057	3,893,806	4,013,204
[b,c]	Series 2018-1A Class A1A, 4.00% due 12/25/2057	4,648,016	4,599,343
[b,c]	Series 2018-2A Class A1, 4.50% due 2/25/2058	9,881,887	10,313,255
[b,c]	Series 2018-NQM1 Class A1, 3.986% due 11/25/2048	13,926,617	13,878,606
[b,c]	Series 2018-RPL1 Class A1, 3.50% due 12/25/2057	6,129,752	6,263,552
	RAMP Trust, Whole Loan Securities Trust CMO, Series 2003-SL1 Class A31, 7.125% due 4/25/2031	806,198	780,637
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2017-4 Class A4, 3.50% due 7/25/2047	2,452,770	2,420,007
[b,c]	Series 2017-5 Class A4, 3.50% due 8/25/2047	6,430,547	6,335,356
[b,c]	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class A1, 2.703% due 9/25/2059	14,591,886	14,186,048
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 19

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[b,c]	Shellpoint Asset Funding Trust, Whole Loan Securities Trust CMO, Series 2013-1 Class A1, 3.75% due 7/25/2043	$ 4,251,909	$ 4,149,412
[b,c]	Spruce Hill Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO, Series 2020-SH1 Class A1, 2.521% due 1/28/2050	44,338,553	42,141,671
[b,c]	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO, Series 2019-IMC1, 3.468% due 2/25/2049	8,936,525	8,815,320
[b]	Structured Asset Securities Corp. Mortgage Pass-Through Ctfs, Whole Loan Securities Trust CMO, Series 2003-9A Class 2A2, 3.63% due 3/25/2033	729,394	686,315
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2017-2A Class A1, 2.485% due 7/25/2047	4,692,061	4,501,296
[b,c]	Series 2018-2 Class A1, 3.677% due 6/1/2058	6,814,290	6,610,687
[b,c]	Series 2018-3 Class A1, 4.108% due 10/25/2058	7,130,639	6,904,914
[b,c]	Series 2019-2, 3.211% due 5/25/2059	705,227	683,912
[b,c]	Series 2019-3 Class A1, 2.784% due 7/25/2059	20,605,571	19,993,138
	Total Mortgage Backed (Cost $1,060,187,312)		1,062,572,185
	Asset Backed Securities — 19.1%
	Advance Receivables — 0.5%
[c]	New Residential Advance Receivables Trust Advance Receivables Backed 2019-T2, Series 2019-T2 Class AT2, 2.52% due 8/15/2053	31,650,000	29,618,678
			29,618,678
	Asset-Backed - Finance & Insurance — 6.9%
	Freed ABS Trust,
[c]	Series 2020-FP1 Class A, 2.52% due 3/18/2027	14,200,450	13,184,447
[c]	Series 2019-1 Class B, 3.87% due 6/18/2026	4,125,000	3,363,497
[c]	Series 2019-1 Class-A, 3.42% due 6/18/2026	1,960,790	1,952,730
[c]	Series 2019-2 Class A, 2.62% due 11/18/2026	8,397,622	8,233,205
[c]	Series 2019-2, 3.19% due 11/18/2026	2,500,000	2,000,650
[c]	Aqua Finance Trust, Series 2019-A Class A, 3.14% due 7/16/2040	14,232,358	14,514,671
	Conn’s Receivables Funding, LLC,
[c]	Series 2019-A Class A, 3.40% due 10/16/2023	1,961,044	1,922,154
[c]	Series 2019-B Class A, 2.66% due 6/17/2024	4,181,380	4,017,056
[c]	ExteNet, LLC, Series 2019-1A Class A2, 3.204% due 7/26/2049	9,855,000	8,893,720
[c]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34% due 7/25/2033	11,730,474	9,942,984
	Lendingpoint Asset Securitization Trust,
[c]	Series 2019-1 Class A, 3.154% due 8/15/2025	6,584,525	6,587,138
[c]	Series 2019-2 Class A, 3.071% due 11/10/2025	14,551,754	14,643,375
[c]	Series 2020-1 Class A, 2.512% due 2/10/2026	17,259,483	17,058,921
[c]	LL ABS Trust, Series 2019-1A Class A, 2.87% due 3/15/2027	9,857,971	9,688,781
[c]	MelTel Land Funding, LLC, Series 2019-1A Class A, 3.768% due 4/15/2049	9,400,000	7,447,941
	New Residential Advance Receivables Trust Advance Receivables Backed,
[c]	Series 2019-T4 Class AT4, 2.329% due 10/15/2051	17,400,000	17,399,734
[c]	Series 2019-T5 Class AT5, 2.425% due 10/15/2051	31,000,000	30,302,763
[c]	NP SPE II, LLC, Series 2019-2A Class A1, 2.864% due 11/19/2049	13,788,190	13,732,829
[c]	NRZ Advance Receivables Trust , Series 2019-T1 Class AT1, 2.59% due 7/15/2052	27,675,000	26,414,946
[c]	Pawnee Equipment Receivables, Series 2019-1 Class A2, 2.29% due 10/15/2024	28,255,000	27,716,782
	SCF Equipment Leasing, LLC,
[c]	Series 2019-1A Class A1, 3.04% due 3/20/2023	5,967,486	5,824,407
[c]	Series 2019-2A Class A1, 2.22% due 6/20/2024	15,892,370	15,567,914
[c]	Sierra Timeshare Receivables Funding, LLC, Series 2019-1A Class A, 3.20% due 1/20/2036	2,816,350	2,789,020
	Small Business Lending Trust,
[c]	Series 2019-A Class A, 2.85% due 7/15/2026	5,721,817	5,649,204
[c]	Series 2020-A Class A, 2.62% due 12/15/2026	16,685,639	16,524,930
	Sofi Consumer Loan Program Trust,
[c]	Series 2018-1 Class A2, 3.14% due 2/25/2027	304,565	303,389
[c]	Series 2019-3 Class A, 2.90% due 5/25/2028	14,802,594	14,343,981
[c]	SoFi Consumer Loan Program Trust, Series 2019-2 Class A, 3.01% due 4/25/2028	5,175,723	5,021,780
[c]	SpringCastle Funding, Series 2019-AA Class A, 3.20% due 5/27/2036	24,888,646	24,639,359
[b,c]	Towd Point Mortgage Trust, Series 2019-HY2 Class 1, 1.947% (LIBOR 1 Month + 1.00%) due 5/25/2058	34,057,414	33,068,049
[c,d]	Upstart Pass-Through Trust, Series 2020-ST3 Class A, 3.35% due 4/20/2028	11,650,000	10,228,700
	Upstart Securitization Trust,
[c]	Series 2019-1 Class B, 4.19% due 4/20/2026	14,850,000	13,553,288
[c]	Series 2019-2 Class A, 2.897% due 9/20/2029	14,534,877	14,564,677
[c]	Series 2019-2 Class B, 3.734% due 9/20/2029	10,900,000	8,705,508
20 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[c]	Series 2019-3 Class B, 3.829% due 1/21/2030	$ 2,350,000	$ 1,582,451
[c]	Series 2020-1, 3.093% due 4/22/2030	3,250,000	2,119,863
			413,504,844
	Auto Receivables — 3.4%
[c]	ACC Trust, Series 2019-2 Class A, 2.82% due 2/21/2023	15,784,415	15,533,986
[c]	American Credit Acceptance Receivables Trust, Series 2018-3 Class B, 3.49% due 6/13/2022	692,125	692,121
[c]	Arivo Acceptance Auto Loan Receivables Trust, Series 2019-1 Class A, 2.99% due 7/15/2024	4,993,462	4,952,068
[c]	Avid Automobile Receivables Trust, Series 2019-1 Class A, 2.62% due 2/15/2024	11,827,545	11,462,327
[c]	Avis Budget Rental Car Funding AESOP, LLC, Series 2015-2A Class A, 2.63% due 12/20/2021	6,000,000	5,946,536
[c]	CarNow Auto Receivables Trust, Series 2019-1A Class A, 2.72% due 11/15/2022	7,308,514	7,156,635
	Carvana Auto Receivables Trust,
[c]	Series 2019-1A, 3.88% due 10/15/2024	3,223,000	3,175,470
[c]	Series 2020-N1A, 1.53% due 1/16/2024	23,800,000	23,371,600
[c]	CIG Auto Receivables Trust, Series 2017-1A Class A, 2.71% due 5/15/2023	435,096	424,664
	CPS Auto Receivables Trust,
[c]	Series 2017-D, 3.73% due 9/15/2023	3,000,000	2,927,504
[c]	Series 2019-A Class B, 3.58% due 12/16/2024	11,800,000	11,662,775
[c]	Series 2020-A Class A, 2.09% due 5/15/2023	17,528,781	17,083,806
[c]	DT Auto Owner Trust, Series 2019-4A, 2.85% due 7/15/2025	7,500,000	7,218,607
[c]	Enterprise Fleet Financing, LLC, Series 2017-1 Class A2, 2.13% due 7/20/2022	87,845	87,844
[c]	Exeter Automobile Receivables Trust, Series 2019-3A, 3.11% due 8/15/2025	2,000,000	1,966,558
	Foursight Capital Automobile Receivables Trust,
[c]	Series 2016-1 Class A2, 2.87% due 10/15/2021	23,295	23,295
[c]	Series 2019-1 Class A2, 2.58% due 3/15/2023	6,801,607	6,633,915
	GLS Auto Receivables Issuer Trust,
[c]	Series 2019-4A Class A, 2.47% due 11/15/2023	8,733,331	8,001,386
[c]	Series 2020-1A, 2.17% due 2/15/2024	14,594,522	14,205,578
	GLS Auto Receivables Trust,
[c]	Series 2018-2A Class A, 3.25% due 4/18/2022	856,000	843,447
[c]	Series 2018-3A Class A, 3.35% due 8/15/2022	2,107,861	2,080,995
[c]	Series 2019-1A Class A, 3.37% due 1/17/2023	5,456,053	5,405,359
[a,c]	OSCAR US Funding Trust IX, LLC, Series 2018-2A Class A4, 3.63% due 9/10/2025	1,850,000	1,936,614
[a,c]	Oscar US Funding XI, LLC, Series 2019-2A Class A3, 2.59% due 9/11/2023	14,400,000	13,913,674
[c]	Skopos Auto Receivables Trust, Series 2019-1A Class A, 2.90% due 12/15/2022	18,134,256	17,671,317
[c]	Tesla Auto Lease Trust, Series 2018-B Class A, 3.71% due 8/20/2021	4,500,049	4,514,638
[c]	U.S. Auto Funding, LLC, Series 2019-1A Class A, 3.61% due 4/15/2022	4,064,693	3,994,161
[c]	United Auto Credit Securitization Trust, Series 2019-1, 3.47% due 8/12/2024	6,750,000	6,712,470
[b,c]	Volvo Financial Equipment Master Owner Trust, Series 2017-A Class A, 1.205% (LIBOR 1 Month + 0.50%) due 11/15/2022	3,350,000	3,235,026
			202,834,376
	Credit Card — 0.2%
[c]	Fair Square Issuance Trust, Series 2020-AA Class A, 2.90% due 9/20/2024	13,430,000	12,361,564
			12,361,564
	Other Asset Backed — 5.3%
	Appalachian Consumer Rate Relief Funding, LLC, Series 2013-1 Class A1, 2.008% due 2/1/2024	5,187,646	5,206,459
[c]	Avant Loans Funding Trust, Series 2019-A Class A, 3.48% due 7/15/2022	3,682,165	3,621,812
	AXIS Equipment Finance Receivables VI, LLC,
[c]	Series 2018-2A Class A2, 3.89% due 7/20/2022	3,990,002	4,046,256
[c]	Series 2019-1A Class A2, 2.63% due 6/20/2024	8,400,000	8,260,941
[b,c]	Bayview Opportunity Master Fund IV Trust, Series 2017-RT1 Class A1, 3.00% due 3/28/2057	2,622,414	2,579,640
[c]	BCC Funding Corp. XVI, LLC, Series 2019-1A Class A2, 2.46% due 8/20/2024	25,825,000	23,863,550
[c]	BCC Funding XIV, LLC, Series 2018-1A Class A2, 2.96% due 6/20/2023	1,295,276	1,267,883
[c]	BRE Grand Islander Timeshare Issuer, LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	2,686,031	2,691,193
[c]	CFG Investments Ltd., Series 2019-1 Class A, 5.56% due 8/15/2029	6,000,000	4,257,940
	Consumer Loan Underlying Bond Credit Trust,
[c]	Series 2018-P2 Class A, 3.47% due 10/15/2025	2,099,201	1,894,865
[c]	Series 2018-P3 Class A, 3.82% due 1/15/2026	2,542,901	2,422,453
[c]	Dell Equipment Finance Trust, Series 2018-1 Class A2A, 2.97% due 10/22/2020	174,706	174,704
	Diamond Resorts Owner Trust,
[c]	Series 2018-1 Class A, 3.70% due 1/21/2031	6,691,873	6,803,633
[c]	Series 2019-1A Class A, 2.89% due 2/20/2032	18,206,345	18,264,236
[a,c]	ECAF I Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	3,923,445	3,342,433
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 21

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Entergy New Orleans Storm Recovery Funding I, LLC, Series 2015-1 Class A, 2.67% due 6/1/2027	$ 8,271,525	$ 8,252,096
	Foundation Finance Trust,
[c]	Series 2017-1A Class A, 3.30% due 7/15/2033	2,847,652	2,791,713
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	11,749,043	11,234,522
[a,c]	Global SC Finance IV Ltd., Series 2017-1A Class A, 3.85% due 4/15/2037	6,151,558	6,147,571
	HERO Funding Trust,
[c]	Series 2015-1A Class A, 3.84% due 9/21/2040	6,104,309	6,300,123
[c]	Series 2017-2A Class A1, 3.28% due 9/20/2048	1,176,516	1,211,602
[c]	Marlette Funding Trust, Series 2019-2A Class A, 3.13% due 7/16/2029	3,688,187	3,540,587
	Nationstar HECM Loan Trust,
[b,c]	Series 2018-2A Class A, 3.188% due 7/25/2028	1,003,391	1,000,905
[b,c]	Series 2019-1A Class A, 2.651% due 6/25/2029	6,962,946	6,900,441
[b,c,d]	Northwind Holdings, LLC, Series 2007-1A Class A1, 2.36% (LIBOR 3 Month + 0.78%) due 12/1/2037	568,750	553,394
	Ocwen Master Advance Receivables Trust,
[c]	Series 2019-T1 Class AT1, 2.514% due 8/15/2050	10,500,000	10,469,932
[c]	Series 2019-T2 Class AT2, 2.419% due 8/15/2051	7,900,000	7,781,440
[c]	Oportun Funding VII, LLC, Series 2017-B Class A, 3.22% due 10/10/2023	30,400,000	29,458,366
	PFS Financing Corp.,
[c]	Series 2017-D Class A, 2.40% due 10/17/2022	10,000,000	9,966,539
[c]	Series 2018-B Class A, 2.89% due 2/15/2023	7,400,000	7,322,775
[c]	Purchasing Power Funding, LLC, Series 2018-A Class A, 3.34% due 8/15/2022	9,400,000	9,399,976
[c,d]	Scala Funding Co., LLC, Series 2016-1 Class A, 3.91% due 2/15/2021	2,000,000	1,948,000
[c]	SCF Equipment Leasing, LLC, Series 2018-1A Class A2, 3.63% due 10/20/2024	4,033,351	3,913,156
[c]	Sierra Timeshare Receivables Funding, LLC, Series 2015-3A Class A, 2.58% due 9/20/2032	1,917,600	1,885,302
	Small Business Administration,
	Series 2001-20J Class 1, 5.76% due 10/1/2021	38,546	38,557
	Series 2008-20D Class 1, 5.37% due 4/1/2028	821,081	871,097
	Series 2009-20E Class 1, 4.43% due 5/1/2029	466,538	486,274
	Series 2009-20K Class 1, 4.09% due 11/1/2029	3,559,409	3,772,569
	Series 2011-20E Class 1, 3.79% due 5/1/2031	4,439,863	4,693,716
	Series 2011-20F Class 1, 3.67% due 6/1/2031	709,262	754,017
	Series 2011-20I Class 1, 2.85% due 9/1/2031	7,040,458	7,243,706
	Series 2012-20D Class 1, 2.67% due 4/1/2032	5,582,245	5,849,066
	Series 2012-20J Class 1, 2.18% due 10/1/2032	4,513,111	4,555,768
	Series 2012-20K Class 1, 2.09% due 11/1/2032	2,829,240	2,826,465
[c]	Sofi Consumer Loan Program, LLC, Series 2017-3 Class A, 2.77% due 5/25/2026	798,122	785,498
[c]	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2019-T2 Class AT2, 2.32% due 10/15/2052	19,637,000	18,963,467
[c]	Tax Ease Funding, LLC, Series 2016-1A Class A, 3.131% due 6/15/2028	3,140,363	3,124,026
	Towd Point Mortgage Trust,
[b,c]	Series 2016-5 Class A1, 2.50% due 10/25/2056	6,947,096	6,900,944
[b,c]	Series 2017-1 Class A1, 2.75% due 10/25/2056	3,873,521	3,867,726
[b,c]	Series 2018-2 Class A1, 3.25% due 3/25/2058	8,970,575	9,050,638
[b,c]	Series 2018-3 Class A1, 3.75% due 5/25/2058	6,014,737	6,156,343
[b,c]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	11,480,601	11,723,440
[c]	VB-S1 Issuer, LLC,, Series 2016-1A Class C, 3.065% due 6/15/2046	1,650,000	1,625,856
[c]	Westgate Resorts, LLC, Series 2016-1A Class A, 3.50% due 12/20/2028	2,469,467	2,387,343
			314,452,954
	Student Loan — 2.8%
[c]	Commonbond Student Loan Trust, Series 18-CGS, Class A1, 3.87% due 2/25/2046	7,294,936	7,262,534
[b,c]	Navient Private Education Loan Trust, Student Loan, Series 2015-AA Class A2B, 1.905% (LIBOR 1 Month + 1.20%) due 12/15/2028	3,105,381	2,890,935
	Navient Private Education Refinance Loan Trust,
[c]	Series 2018-CA Class A1, 3.01% due 6/16/2042	957,537	957,537
[b,c]	Series 2019-D Class A2B, 1.755% (LIBOR 1 Month + 1.05%) due 12/15/2059	14,400,000	11,669,015
	Navient Student Loan Trust,
[b]	Series 2014-1 Class A3, 1.457% (LIBOR 1 Month + 0.51%) due 6/25/2031	7,831,750	7,117,538
[b,c]	Series 2016-6A Class A2, 1.697% (LIBOR 1 Month + 0.75%) due 3/25/2066	9,440,670	9,275,794
	Nelnet Student Loan Trust,
[b,c]	Series 2015-2A Class A2, 1.547% (LIBOR 1 Month + 0.60%) due 9/25/2047	37,552,087	34,129,319
[b,c]	Series 2015-3A Class A2, 1.547% (LIBOR 1 Month + 0.60%) due 2/27/2051	2,788,686	2,630,114
[b,c]	Series 2016-A Class A1A, 2.697% (LIBOR 1 Month + 1.75%) due 12/26/2040	4,717,962	4,461,442
[b,c]	Nelnet Student Loan Trust, Student Loan, Series 2013-1A Class A, 1.547% (LIBOR 1 Month + 0.60%) due 6/25/2041	5,322,730	5,009,198
[b,c]	Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1, 1.497% (LIBOR 1 Month + 0.55%) due 5/25/2057	1,349,182	1,267,808
22 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	SLM Student Loan Trust,
[b]	Series 2011-2 Class A2, 2.147% (LIBOR 1 Month + 1.20%) due 10/25/2034	$ 13,352,000	$ 12,848,622
[b,c]	Series 2011-A Class A3, 3.205% (LIBOR 1 Month + 2.50%) due 1/15/2043	1,720,482	1,655,266
[b]	Series 2013-6 Class A3, 1.597% (LIBOR 1 Month + 0.65%) due 6/25/2055	36,866,551	33,734,937
	SMB Private Education Loan Trust,
[b,c]	Series 2019-A Class A1, 1.055% (LIBOR 1 Month + 0.35%) due 2/16/2026	1,640,640	1,555,481
[b,c]	Series 2019-B Class A1, 1.055% (LIBOR 1 Month + 0.35%) due 7/15/2026	9,641,376	9,181,281
[b,c]	Series 2020-A Class A1, 1.98% (LIBOR 1 Month + 0.30%) due 3/15/2027	9,360,000	9,059,951
[b,c]	SMB Private Education Loan Trust, Student Loan, Series 2015-A Class A3, 2.205% (LIBOR 1 Month + 1.50%) due 2/17/2032	10,000,000	9,602,974
[c]	SoFi Professional Loan Program, LLC, Student Loan, Series 2017-E Class A2B, 2.72% due 11/26/2040	6,000,000	5,715,028
			170,024,774
	Total Asset Backed Securities (Cost $1,181,268,655)		1,142,797,190
	Corporate Bonds — 42.4%
	Automobiles & Components — 2.6%
	Automobiles — 2.5%
[a,b,c]	BMW Finance N.V., 2.503% (LIBOR 3 Month + 0.79%) due 8/12/2022	25,800,000	24,750,059
	BMW US Capital, LLC,
[c]	2.95% due 4/14/2022	1,894,000	1,862,483
[c]	3.25% due 8/14/2020	3,892,200	3,878,967
	Daimler Finance North America, LLC,
[c]	2.125% due 3/10/2025	21,900,000	20,151,196
[b,c]	2.592% (LIBOR 3 Month + 0.90%) due 2/15/2022	19,050,000	17,656,933
[c]	3.40% due 2/22/2022	6,000,000	5,832,208
[c]	3.70% due 5/4/2023	4,725,000	4,645,592
	Harley-Davidson Financial Services, Inc.,
[c]	2.40% due 6/15/2020	9,827,000	9,597,707
[c]	Series CO, 4.05% due 2/4/2022	7,976,000	7,798,586
	Hyundai Capital America,
[c]	2.375% due 2/10/2023	11,460,000	10,804,387
[c]	2.85% due 11/1/2022	6,875,000	6,713,621
[c]	3.95% due 2/1/2022	22,900,000	23,080,314
[a,c]	Hyundai Capital Services, Inc., 3.75% due 3/5/2023	7,000,000	7,198,170
[b,c]	Nissan Motor Acceptance Corp., 2.498% (LIBOR 3 Month + 0.65%) due 7/13/2022	1,560,000	1,497,539
[c]	Volkswagen Group of America Finance, LLC, 2.50% due 9/24/2021	5,375,000	5,252,655
	Trading Companies & Distributors — 0.1%
[a,c]	Mitsubishi UFJ Lease & Finance Co. Ltd., 3.406% due 2/28/2022	2,800,000	2,788,127
			153,508,544
	Banks — 2.0%
	Banks — 2.0%
[a,b,c]	ABN AMRO Bank N.V., 2.208% (LIBOR 3 Month + 0.57%) due 8/27/2021	6,800,000	6,608,654
[a,b]	Barclays Bank plc, 2.308% (LIBOR 3 Month + 0.46%) due 1/11/2021	7,000,000	6,858,810
[b]	Capital One NA/Mclean VA, 2.554% (LIBOR 3 Month + 0.82%) due 8/8/2022	28,150,000	27,545,927
[b]	Citizens Bank N.A./Providence RI, 2.325% (LIBOR 3 Month + 0.95%) due 3/29/2023	20,500,000	19,606,760
	Goldman Sachs Bank USA,
[b]	0.995% (SOFR + 0.60%) due 5/24/2021	1,318,000	1,281,955
	3.20% due 6/5/2020	5,000,000	5,000,895
[b]	PNC Bank NA, 2.004% (LIBOR 3 Month + 0.33%) due 2/24/2023	24,320,000	22,921,600
	Santander Holdings USA, Inc.,
	3.244% due 10/5/2026	4,940,000	4,378,202
	3.40% due 1/18/2023	7,980,000	7,883,641
[c]	Sovereign Bank Lease Pass-Through Trust, 12.18% due 6/30/2020	891,585	902,596
[a]	Sumitomo Mitsui Banking Corp., 2.65% due 7/23/2020	10,600,000	10,515,597
	Zions Bancorp N.A., 3.35% due 3/4/2022	6,750,000	6,619,714
			120,124,351
	Capital Goods — 1.3%
	Aerospace & Defense — 0.3%
	General Dynamics Corp., 3.625% due 4/1/2030	14,805,000	16,459,053
	Industrial Conglomerates — 0.4%
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 23

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	3M Co., 3.05% due 4/15/2030	$ 4,760,000	$ 4,959,131
[b]	General Electric Co. MTN, 1.741% (LIBOR 3 Month + 1.00%) due 3/15/2023	2,625,000	2,443,292
	Ingersoll-Rand Co. (Guaranty: Ingersoll-Rand plc), 6.391% due 11/15/2027	3,000,000	3,373,193
[a]	Pentair Finance Sarl, 4.50% due 7/1/2029	7,930,000	8,338,710
	Textron, Inc., 3.00% due 6/1/2030	9,850,000	9,207,804
	Machinery — 0.6%
[c]	Huntington Ingalls Industries, Inc., 4.20% due 5/1/2030	5,920,000	6,136,168
	John Deere Capital Corp., 1.75% due 3/9/2027	4,540,000	4,364,285
	Nvent Finance Sarl,
[a]	3.95% due 4/15/2023	7,980,000	8,294,675
[a]	4.55% due 4/15/2028	7,023,000	7,825,824
[b,c]	Otis Worldwide Corp., 2.088% (LIBOR 3 Month + 0.45%) due 4/5/2023	9,850,000	9,340,952
			80,743,087
	Consumer Durables & Apparel — 0.5%
	Household Durables — 0.3%
	Panasonic Corp.,
[a,c]	2.536% due 7/19/2022	16,810,000	16,506,709
[a,c]	2.679% due 7/19/2024	2,000,000	1,952,448
	Textiles, Apparel & Luxury Goods — 0.2%
	NIKE, Inc., 2.85% due 3/27/2030	9,860,000	10,417,937
			28,877,094
	Consumer Services — 0.4%
	Hotels, Restaurants & Leisure — 0.2%
	McDonald’s Corp.,
	2.125% due 3/1/2030	2,430,000	2,244,852
	3.50% due 3/1/2027	1,865,000	1,939,568
	3.60% due 7/1/2030	6,865,000	7,207,776
	Transportation Infrastructure — 0.2%
[a,c]	Adani Ports & Special Economic Zone Ltd., 3.375% due 7/24/2024	13,465,000	11,506,059
			22,898,255
	Diversified Financials — 7.6%
	Capital Markets — 1.9%
	Ares Capital Corp.,
	3.25% due 7/15/2025	18,764,000	14,892,211
	4.20% due 6/10/2024	6,509,000	5,769,918
	4.25% due 3/1/2025	4,560,000	3,918,828
[c]	Ares Finance Co., LLC, 4.00% due 10/8/2024	5,000,000	4,939,924
[a]	Genpact Luxembourg Sarl, 3.375% due 12/1/2024	7,160,000	7,189,406
[c]	GTP Acquisition Partners I, LLC (Guaranty: American Tower Holding Sub II, LLC), 2.35% due 6/15/2045	10,000,000	10,065,764
	Intercontinental Exchange, Inc., 3.75% due 12/1/2025	4,415,000	4,641,184
	Legg Mason, Inc., 4.75% due 3/15/2026	5,000,000	5,008,536
	Main Street Capital Corp., 5.20% due 5/1/2024	2,970,000	2,810,741
	Raymond James Financial, Inc., 4.65% due 4/1/2030	4,825,000	5,019,209
	Solar Capital Ltd., 4.50% due 1/20/2023	12,000,000	12,033,297
[a,c]	SumitG Guaranteed Secured Obligation Issuer DAC, 2.251% due 11/2/2020	15,000,000	15,100,306
	TPG Specialty Lending, Inc., 3.875% due 11/1/2024	27,220,000	24,012,012
	Consumer Finance — 0.5%
[b]	Citibank N.A., 2.063% (LIBOR 3 Month + 0.35%) due 2/12/2021	5,750,000	5,697,117
	Wells Fargo & Co.,
[b]	2.164% (LIBOR 3 Month + 0.75%) due 2/11/2026	4,920,000	4,820,042
[b]	2.879% (LIBOR 3 Month + 1.17%) due 10/30/2030	1,600,000	1,584,792
[b]	4.478% (LIBOR 3 Month + 3.77%) due 4/4/2031	14,900,000	16,866,053
	Diversified Financial Services — 4.1%
[d]	Ameriprise Financial, Inc., 3.00% due 4/2/2025	6,685,000	6,656,722
[b]	Bank of America Corp., 3.419% (LIBOR 3 Month + 1.04%) due 12/20/2028	4,440,000	4,580,029
[a,b]	Barclays plc, 3.072% (LIBOR 3 Month + 1.38%) due 5/16/2024	17,500,000	15,410,599
	Citigroup, Inc.,
	2.65% due 10/26/2020	4,890,000	4,898,583
24 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	3.40% due 5/1/2026	$ 9,700,000	$ 10,106,214
[b]	4.412% (SOFRRATE + 3.91%) due 3/31/2031	10,815,000	11,882,201
[a]	Credit Suisse Group Funding Guernsey Ltd. (Guaranty: Credit Suisse Group AG), 3.125% due 12/10/2020	10,000,000	9,989,974
	Deutsche Bank AG,
[a,b]	2.617% (LIBOR 3 Month + 0.82%) due 1/22/2021	8,650,000	8,333,640
[a,b]	2.868% (LIBOR 3 Month + 1.23%) due 2/27/2023	17,100,000	14,011,068
[a]	5.00% due 2/14/2022	6,350,000	6,277,849
[b]	Goldman Sachs Group, Inc., 1.941% (LIBOR 3 Month + 1.20%) due 9/15/2020	7,930,000	7,924,272
[a]	HSBC Holdings plc, 4.95% due 3/31/2030	4,800,000	5,241,592
	JPMorgan Chase & Co.,
[b]	2.005% (SOFRRATE + 1.59%) due 3/13/2026	4,930,000	4,902,409
[b]	3.06% (LIBOR 3 Month + 1.48%) due 3/1/2021	7,000,000	7,019,334
[a,b]	Lloyds Banking Group plc, 2.438% (H15T1Y + 1.00%) due 2/5/2026	5,955,000	5,623,152
	Mitsubishi UFJ Financial Group, Inc.,
[a]	2.193% due 2/25/2025	15,890,000	15,807,021
[a]	2.623% due 7/18/2022	17,800,000	17,752,044
	Mizuho Financial Group, Inc.,
[a,b]	2.226% (LIBOR 3 Month + 0.83%) due 5/25/2026	9,800,000	9,602,618
[a,b]	2.309% (LIBOR 3 Month + 0.63%) due 5/25/2024	8,800,000	7,993,920
[a,b]	3.922% (LIBOR 3 Month + 1.00%) due 9/11/2024	10,850,000	11,266,434
	Morgan Stanley,
[b]	0.924% (SOFRRATE + 0.83%) due 6/10/2022	4,675,000	4,462,343
[b]	1.613% (SOFR + 0.70%) due 1/20/2023	15,775,000	14,684,269
	2.80% due 6/16/2020	1,350,000	1,349,811
	Private Export Funding Corp. (Guaranty: Export-Import Bank of the United States), Series KK, 3.55% due 1/15/2024	10,000,000	11,113,245
[a,b]	Royal Bank of Scotland Group plc, 3.162% (LIBOR 3 Month + 1.47%) due 5/15/2023	1,952,000	1,853,845
	Societe Generale S.A.,
[a,c]	2.625% due 1/22/2025	4,000,000	3,850,726
[a,c]	3.875% due 3/28/2024	8,000,000	8,083,920
[a,c]	4.25% due 9/14/2023	9,000,000	9,196,879
[a,b,c]	UBS Group Funding Switzerland AG, 3.618% (LIBOR 3 Month + 1.78%) due 4/14/2021	5,800,000	5,680,255
	Insurance — 0.9%
[b,c]	AIG Global Funding, 1.676% (LIBOR 3 Month + 0.46%) due 6/25/2021	9,910,000	9,819,484
	ALEX Alpha, LLC (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	1,956,521	1,972,969
[a]	Gate Capital Cayman One Ltd. (Guaranty: Export-Import Bank of the United States), 1.839% due 3/27/2021	1,701,972	1,705,657
[c]	Global Atlantic Fin Co., 4.40% due 10/15/2029	27,285,000	23,964,297
	Helios Leasing I, LLC (Guaranty: Export-Import Bank of the United States), 1.562% due 9/28/2024	2,389,969	2,401,249
[c]	Protective Life Global Funding, 2.615% due 8/22/2022	7,500,000	7,550,341
	Santa Rosa Leasing, LLC (Guaranty: Export-Import Bank of the United States),
	1.472% due 11/3/2024	6,704,934	6,737,779
	1.693% due 8/15/2024	2,345,643	2,367,714
	Mortgage Real Estate Investment Trusts — 0.2%
	Senior Housing Properties Trust, 4.75% due 2/15/2028	13,026,000	11,629,712
			458,073,510
	Energy — 3.7%
	Energy Equipment & Services — 0.2%
[c]	Hanwha Energy USA Holdings Corp., 2.375% due 7/30/2022	5,100,000	5,066,318
	Oceaneering International, Inc., 4.65% due 11/15/2024	10,000,000	4,000,000
[a,c,f,g]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	4,082,733	255,171
	Oil, Gas & Consumable Fuels — 3.5%
	BP Capital Markets America, Inc.,
[b]	1.702% (LIBOR 3 Month + 0.65%) due 9/19/2022	6,771,000	6,477,943
	3.245% due 5/6/2022	9,815,000	9,919,993
[a]	BP Capital Markets plc, 3.062% due 3/17/2022	4,910,000	4,938,721
	Buckeye Partners L.P., 4.15% due 7/1/2023	7,000,000	6,055,000
[c]	Colorado Interstate Gas Co., LLC / Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	9,168,000	8,900,525
	Energen Corp., 4.625% due 9/1/2021	10,000,000	9,655,063
	Enterprise Products Operating, LLC, 3.125% due 7/31/2029	11,725,000	10,784,932
	EQM Midstream Partners L.P., Series 5Y, 4.75% due 7/15/2023	11,440,000	8,279,128
	Exxon Mobil Corp., 3.482% due 3/19/2030	29,265,000	32,321,283
[c]	Florida Gas Transmission Co., LLC, 3.875% due 7/15/2022	10,435,000	10,666,353
	Gulf South Pipeline Co. L.P., 4.00% due 6/15/2022	13,850,000	13,213,674
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 25

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Midwest Connector Capital Co., LLC,
[c]	3.625% due 4/1/2022	$ 5,520,000	$ 5,304,016
[c]	3.90% due 4/1/2024	5,555,000	5,185,694
	NuStar Logistics L.P., 4.75% due 2/1/2022	5,000,000	3,917,140
	Occidental Petroleum Corp.,
[b]	2.957% (LIBOR 3 Month + 1.25%) due 8/13/2021	3,950,000	2,962,821
[b]	3.142% (LIBOR 3 Month + 1.45%) due 8/15/2022	11,200,000	7,505,753
	ONEOK, Inc.,
	3.10% due 3/15/2030	13,420,000	10,071,852
	3.40% due 9/1/2029	3,609,000	2,694,029
[a]	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States), 6.50% due 1/23/2029	10,007,000	7,230,058
[a,c]	Sinopec Group Overseas Development 2018 Ltd., 3.75% due 9/12/2023	11,800,000	12,394,991
[c]	Tennessee Gas Pipeline Co., LLC, 2.90% due 3/1/2030	17,879,000	15,102,969
[c]	Texas Gas Transmission, LLC, 4.50% due 2/1/2021	17,624,000	17,156,251
			220,059,678
	Food & Staples Retailing — 0.3%
	Food & Staples Retailing — 0.3%
[a,c]	Alimentation Couche-Tard, Inc., 2.70% due 7/26/2022	15,850,000	15,668,656
			15,668,656
	Food, Beverage & Tobacco — 1.6%
	Beverages — 0.3%
[a,c]	Becle SAB de CV, 3.75% due 5/13/2025	13,750,000	13,085,503
	Molson Coors Brewing Co., 2.10% due 7/15/2021	3,035,000	2,972,807
	Food Products — 1.0%
[b]	Conagra Brands, Inc., 2.378% (LIBOR 3 Month + 0.50%) due 10/9/2020	14,850,000	14,643,229
	General Mills, Inc.,
[b]	2.383% (LIBOR 3 Month + 0.54%) due 4/16/2021	3,380,000	3,290,630
[b]	2.846% (LIBOR 3 Month + 1.01%) due 10/17/2023	6,475,000	6,259,156
	JM Smucker Co., 2.375% due 3/15/2030	31,822,000	29,504,235
[b]	Kraft Heinz Foods Co. (Guaranty: Kraft Heinz Co.), 2.304% (LIBOR 3 Month + 0.57%) due 2/10/2021	6,693,000	6,330,779
[b]	Tyson Foods, Inc., 2.13% (LIBOR 3 Month + 0.55%) due 6/2/2020	2,850,000	2,842,832
	Tobacco — 0.3%
	Altria Group, Inc., 4.40% due 2/14/2026	3,683,000	3,875,735
[b]	BAT Capital Corp., 2.294% (LIBOR 3 Month + 0.59%) due 8/14/2020	1,450,000	1,426,210
[a,c]	BAT International Finance plc, 3.95% due 6/15/2025	3,000,000	2,943,279
[a,c]	Imperial Brands Finance plc, 3.50% due 7/26/2026	3,000,000	2,768,908
	Reynolds American, Inc., 6.875% due 5/1/2020	5,000,000	5,013,065
			94,956,368
	Health Care Equipment & Services — 0.8%
	Health Care Equipment & Supplies — 0.5%
[c]	Baxter International, Inc., 3.95% due 4/1/2030	1,972,000	2,114,371
	Zimmer Biomet Holdings, Inc., 3.55% due 3/20/2030	27,208,000	27,105,760
	Health Care Providers & Services — 0.3%
	Catholic Health Initiatives, 2.95% due 11/1/2022	7,000,000	6,835,806
	Express Scripts Holding Co., 2.60% due 11/30/2020	9,750,000	9,735,938
			45,791,875
	Household & Personal Products — 0.0%
	Household Products — 0.0%
[a,c]	Kimberly-Clark de Mexico SAB de CV, 3.80% due 4/8/2024	3,000,000	2,760,000
			2,760,000
	Insurance — 3.1%
	Insurance — 3.1%
[a,c,h]	AIA Group Ltd., 3.375% due 4/7/2030	4,800,000	4,820,954
[a,c]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	10,260,000	10,324,387
	Enstar Group Ltd.,
[a]	4.50% due 3/10/2022	1,950,000	1,944,983
[a]	4.95% due 6/1/2029	19,899,000	18,741,293
	Horace Mann Educators Corp., 4.50% due 12/1/2025	4,800,000	5,418,081
26 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Infinity Property & Casualty Corp., 5.00% due 9/19/2022	$ 4,690,000	$ 4,565,120
	Jackson National Life Global Funding,
[b,c]	1.248% (LIBOR 3 Month + 0.48%) due 6/11/2021	6,150,000	5,899,681
[c]	3.25% due 1/30/2024	10,000,000	9,951,582
[a,c]	Lancashire Holdings Ltd., 5.70% due 10/1/2022	11,000,000	11,817,311
[c]	MassMutual Global Funding II, 2.95% due 1/11/2025	20,000,000	20,412,814
	Mercury General Corp., 4.40% due 3/15/2027	3,751,000	4,064,599
	MetLife, Inc., 4.55% due 3/23/2030	19,730,000	21,712,909
[b,c]	Metropolitan Life Global Funding, 0.58% (SOFR + 0.57%) due 9/7/2020	7,760,000	7,676,867
[a]	Montpelier Re Holdings Ltd., 4.70% due 10/15/2022	5,000,000	5,226,814
[c]	Protective Life Corp., 3.40% due 1/15/2030	19,740,000	18,487,504
[b,c]	Protective Life Global Funding, 1.895% (LIBOR 3 Month + 0.52%) due 6/28/2021	17,000,000	16,431,131
[c]	Reliance Standard Life Global Funding II, 3.85% due 9/19/2023	9,950,000	10,698,421
[c]	Sammons Financial Group, Inc., 4.45% due 5/12/2027	7,950,000	8,305,803
			186,500,254
	Materials — 1.4%
	Chemicals — 1.2%
[b,c]	Albemarle Corp., 2.742% (LIBOR 3 Month + 1.05%) due 11/15/2022	5,012,000	4,772,614
	Chevron Phillips Chemical Co., LLC / Chevron Phillips Chemical Co., L.P.,
[b,c]	2.513% (LIBOR 3 Month + 0.75%) due 5/1/2020	29,900,000	29,820,924
[c,h]	5.125% due 4/1/2025	9,870,000	10,151,205
	Ecolab, Inc.,
	3.25% due 12/1/2027	2,073,000	1,946,836
	4.80% due 3/24/2030	7,965,000	8,946,974
[a,c]	OCP S.A., 5.625% due 4/25/2024	8,555,000	8,480,144
	Sherwin-Williams Co., 2.30% due 5/15/2030	6,715,000	6,253,979
	Metals & Mining — 0.2%
	AngloGold Ashanti Holdings plc (Guaranty: AngloGold Ashanti Ltd.),
[a]	5.125% due 8/1/2022	6,500,000	6,237,920
[a]	5.375% due 4/15/2020	8,100,000	8,019,000
			84,629,596
	Media & Entertainment — 0.1%
	Interactive Media & Services — 0.1%
[a]	Baidu, Inc., 3.875% due 9/29/2023	6,000,000	6,201,463
			6,201,463
	Pharmaceuticals, Biotechnology & Life Sciences — 0.7%
	Pharmaceuticals — 0.7%
	AbbVie, Inc.,
[c]	2.95% due 11/21/2026	2,460,000	2,471,284
	3.75% due 11/14/2023	6,820,000	7,066,273
[a]	Allergan Funding SCS, 3.45% due 3/15/2022	5,000,000	5,191,691
[a,b]	AstraZeneca plc, 2.357% (LIBOR 3 Month + 0.67%) due 8/17/2023	10,524,000	9,353,593
	Bayer US Finance II, LLC,
[b,c]	1.846% (LIBOR 3 Month + 0.63%) due 6/25/2021	9,500,000	9,428,483
[c]	4.25% due 12/15/2025	2,500,000	2,596,660
[c]	Bristol-Myers Squibb Co., 2.75% due 2/15/2023	2,265,000	2,341,710
[a]	Shire Acquisitions Investments Ireland DAC, 2.40% due 9/23/2021	4,959,000	4,917,443
			43,367,137
	Real Estate — 2.1%
	Equity Real Estate Investment Trusts — 2.1%
	Alexandria Real Estate Equities, Inc., 4.90% due 12/15/2030	6,780,000	7,357,275
	American Tower Corp.,
	2.40% due 3/15/2025	7,375,000	7,240,488
	3.375% due 5/15/2024	21,625,000	21,670,308
	Crown Castle International Corp., 3.30% due 7/1/2030	4,945,000	4,904,402
	SBA Tower Trust,
[c]	2.836% due 1/15/2025	12,525,000	12,093,816
[c]	2.877% due 7/15/2046	9,500,000	9,467,426
[c]	3.156% due 10/10/2045	23,975,000	23,939,728
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 27

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Service Properties Trust,
	4.35% due 10/1/2024	$ 10,161,000	$ 7,458,643
	4.50% due 6/15/2023	4,916,000	3,692,810
	4.65% due 3/15/2024	4,233,000	3,100,090
	5.00% due 8/15/2022	3,159,000	2,260,677
	5.25% due 2/15/2026	4,020,000	2,879,300
	Washington Real Estate Investment Trust, 4.95% due 10/1/2020	19,100,000	19,100,000
			125,164,963
	Retailing — 0.8%
	Internet & Direct Marketing Retail — 0.2%
	eBay, Inc., 1.90% due 3/11/2025	11,247,000	10,621,707
	Multiline Retail — 0.3%
[b]	Dollar Tree, Inc., 2.536% (LIBOR 3 Month + 0.70%) due 4/17/2020	2,062,000	2,061,561
	Family Dollar Stores, Inc., 5.00% due 2/1/2021	18,475,000	18,326,127
	Specialty Retail — 0.3%
	AutoZone, Inc., 4.00% due 4/15/2030	4,935,000	5,043,771
	Lowe’s Companies, Inc., 4.50% due 4/15/2030	2,787,000	3,071,344
	O’Reilly Automotive, Inc., 4.20% due 4/1/2030	9,750,000	10,086,081
			49,210,591
	Semiconductors & Semiconductor Equipment — 1.0%
	Semiconductors & Semiconductor Equipment — 1.0%
	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625% due 1/15/2024	15,033,000	14,766,641
[c]	Broadcom, Inc., 4.75% due 4/15/2029	12,905,000	13,090,220
	Intel Corp., 3.90% due 3/25/2030	9,320,000	10,632,140
	Micron Technology, Inc.,
	4.663% due 2/15/2030	11,731,000	12,252,153
	5.327% due 2/6/2029	7,690,000	8,398,797
			59,139,951
	Software & Services — 2.3%
	Information Technology Services — 0.7%
	Leidos Holdings, Inc. (Guaranty: Leidos, Inc.), 4.45% due 12/1/2020	2,000,000	1,990,000
	Moody’s Corp., 3.75% due 3/24/2025	24,400,000	25,600,833
	Total System Services, Inc.,
	3.80% due 4/1/2021	3,000,000	3,018,791
	4.00% due 6/1/2023	3,835,000	3,971,901
	Western Union Co., 2.85% due 1/10/2025	7,256,000	7,220,752
	Interactive Media & Services — 0.1%
[a]	Baidu, Inc., 4.375% due 5/14/2024	6,376,000	6,734,588
	Software — 1.5%
	Broadridge Financial Solutions, Inc., 3.95% due 9/1/2020	8,000,000	8,027,854
	CA, Inc., 3.60% due 8/15/2022	3,000,000	2,812,575
	Citrix Systems, Inc., 4.50% due 12/1/2027	32,681,000	33,739,428
	Oracle Corp., 2.95% due 4/1/2030	34,520,000	34,757,678
	VMware, Inc., 2.30% due 8/21/2020	7,925,000	7,840,538
			135,714,938
	Technology Hardware & Equipment — 1.1%
	Communications Equipment — 0.6%
	Motorola Solutions, Inc., 4.60% due 2/23/2028	14,205,000	14,476,334
[a]	Telefonaktiebolaget LM Ericsson, 4.125% due 5/15/2022	21,215,000	21,003,678
	Electronic Equipment, Instruments & Components — 0.5%
[a]	Allegion plc, 3.50% due 10/1/2029	5,395,000	5,226,019
	Ingram Micro, Inc., 5.45% due 12/15/2024	5,596,000	4,568,823
	PerkinElmer, Inc., 3.30% due 9/15/2029	3,310,000	3,105,267
	Trimble, Inc., 4.75% due 12/1/2024	17,000,000	17,861,431
			66,241,552
	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 0.7%
28 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	AT&T, Inc.,
[b]	1.964% (LIBOR 3 Month + 1.18%) due 6/12/2024	$ 10,000,000	$ 9,287,020
	3.80% due 3/1/2024 - 2/15/2027	1,940,000	2,026,217
	3.90% due 3/11/2024	10,781,000	11,314,918
	7.85% due 1/15/2022	3,000,000	3,235,260
	Qwest Corp., 6.75% due 12/1/2021	3,000,000	3,108,900
	Verizon Communications, Inc.,
	2.625% due 8/15/2026	3,356,000	3,464,894
	3.15% due 3/22/2030	9,860,000	10,620,733
	Media — 0.7%
	Cox Communications, Inc.,
[c]	2.95% due 6/30/2023	1,820,000	1,836,983
[c]	3.35% due 9/15/2026	2,000,000	2,018,472
[b,c]	NBCUniversal Enterprise, Inc., 1.833% (LIBOR 3 Month + 0.40%) due 4/1/2021	7,800,000	7,696,104
	Omnicom Group, Inc., 4.20% due 6/1/2030	4,935,000	5,083,257
	Walt Disney Co., 3.80% due 3/22/2030	19,730,000	22,175,517
	Wireless Telecommunication Services — 0.8%
	Sprint Communications, Inc., 9.25% due 4/15/2022	44,854,000	47,993,780
			129,862,055
	Transportation — 0.8%
	Air Freight & Logistics — 0.4%
	TTX Co.,
[c]	4.15% due 1/15/2024	6,000,000	6,328,354
[c]	5.453% due 1/2/2022	943,879	996,675
	United Parcel Service, Inc., 4.45% due 4/1/2030	12,830,000	14,518,435
	Airlines — 0.4%
	American Airlines Pass Through Trust, Series 2013-2 Class A, 4.95% due 7/15/2024	3,530,125	3,587,561
	US Airways Pass Through Trust,
	Series 2010-1 Class A, 6.25% due 10/22/2024	3,390,220	3,488,761
	Series 2013-1 Class B, 5.375% due 5/15/2023	20,137,744	19,225,144
	Diversified Consumer Services — 0.0%
	University of Chicago, Series 12-B, 3.065% due 10/1/2024	863,000	884,977
			49,029,907
	Utilities — 6.0%
	Electric Utilities — 5.7%
[c]	Alliant Energy Finance, LLC, 3.75% due 6/15/2023	11,865,000	12,265,785
[d]	Ameren Corp., 3.50% due 1/15/2031	4,605,000	4,594,086
	American Electric Power Co., Inc., 2.30% due 3/1/2030	9,805,000	9,142,751
	Appalachian Power Co., 3.40% due 6/1/2025	7,000,000	6,813,053
	Avangrid, Inc.,
	3.15% due 12/1/2024	8,870,000	8,821,773
	3.80% due 6/1/2029	4,871,000	4,980,669
[c]	Berkshire Hathaway Energy Co., 4.05% due 4/15/2025	500,000	541,525
	CenterPoint Energy, Inc., 3.60% due 11/1/2021	8,901,000	8,882,677
	Consolidated Edison Co. of New York, Inc.,
	Series 20A, 3.35% due 4/1/2030	6,835,000	7,033,612
[b]	Series C, 1.616% (LIBOR 3 Month + 0.40%) due 6/25/2021	19,496,000	18,931,786
	Dominion Energy, Inc.,
[d]	3.375% due 4/1/2030	9,680,000	9,582,716
	Series B, 3.60% due 3/15/2027	29,576,000	30,074,208
	Edison International, 2.40% due 9/15/2022	4,900,000	4,729,799
[a,c]	Enel Finance International N.V., 4.625% due 9/14/2025	18,443,000	19,582,880
	Entergy Arkansas, LLC, 4.00% due 6/1/2028	3,965,000	4,297,253
	Entergy Louisiana, LLC, 4.80% due 5/1/2021	4,300,000	4,318,284
	Entergy Mississippi, Inc., 3.25% due 12/1/2027	4,727,000	4,766,863
	Entergy Texas, Inc., 3.45% due 12/1/2027	12,000,000	11,724,262
	Evergy, Inc., 2.45% due 9/15/2024	4,895,000	4,801,971
[i]	Eversource Energy, 3.80% due 12/1/2023	12,395,000	13,203,457
	Exelon Corp.,
	2.85% due 6/15/2020	2,950,000	2,949,675
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 29

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	4.05% due 4/15/2030	$ 9,640,000	$ 9,736,402
	Georgia Power Co., Series A, 2.20% due 9/15/2024	2,620,000	2,457,662
[c]	Jersey Central Power & Light Co., 4.30% due 1/15/2026	14,005,000	15,135,551
[c]	Midland Cogeneration Venture L.P., 6.00% due 3/15/2025	4,207,648	4,212,186
[c]	Monongahela Power Co., 4.10% due 4/15/2024	5,000,000	5,469,168
	NextEra Energy Capital Holdings, Inc., 3.342% due 9/1/2020	9,742,000	9,752,040
	Northern States Power Co., 3.30% due 6/15/2024	10,000,000	10,089,915
	NSTAR Electric Co., 3.95% due 4/1/2030	4,935,000	5,397,182
	Oklahoma Gas & Electric Co., 3.25% due 4/1/2030	14,795,000	14,810,566
	PacifiCorp, 3.50% due 6/15/2029	2,963,000	3,013,655
	PNM Resources, Inc., 3.25% due 3/9/2021	7,784,000	7,833,264
	Public Service Co. of New Mexico, 5.35% due 10/1/2021	3,000,000	3,149,901
	San Diego Gas & Electric Co., 3.60% due 9/1/2023	4,212,000	4,437,447
	Southern Co., 3.25% due 7/1/2026	8,075,000	8,039,563
[b,c]	Southern Power Co., 1.666% (LIBOR 3 Month + 0.55%) due 12/20/2020	1,875,000	1,845,322
[a,c]	State Grid Overseas Investment (2016) Ltd. (Guaranty: State Grid Corp. of China), 2.25% due 5/4/2020	10,000,000	10,004,600
	Toledo Edison Co., 7.25% due 5/1/2020	167,000	165,976
[a,c]	Transelec S.A., 4.25% due 1/14/2025	6,000,000	5,700,000
	UIL Holdings Corp., 4.625% due 10/1/2020	13,335,000	13,369,284
	WEC Energy Group, Inc., 3.375% due 6/15/2021	4,660,000	4,678,675
	Xcel Energy, Inc., 3.40% due 6/1/2030	9,855,000	9,981,118
	Gas Utilities — 0.3%
	Dominion Energy Gas Holdings, LLC, 2.80% due 11/15/2020	5,225,000	5,198,174
[c]	SEMCO Energy, Inc., 5.15% due 4/21/2020	3,000,000	3,003,555
	Southern Co. Gas Capital Corp., 3.50% due 9/15/2021	9,925,000	9,959,704
			359,479,995
	Total Corporate Bonds (Cost $2,586,379,246)		2,538,003,820
	Loan Participations — 0.4%
	Media & Entertainment — 0.1%
	Media — 0.1%
[j,k]	Lamar Media Corp., 2.516% (LIBOR 1 Month + 1.50%) due 2/5/2027	5,000,000	4,737,500
			4,737,500
	Utilities — 0.3%
	Electric Utilities — 0.3%
[j]	Pacific Gas & Electric Co., 3.12% (LIBOR 1 Month + 2.25%) due 12/31/2020	19,000,000	18,398,270
			18,398,270
	Total Loan Participations (Cost $23,245,000)		23,135,770
	Municipal Bonds — 1.3%
	California School Finance Authority (LOC City National Bank), 5.041% due 7/1/2020	4,000,000	4,034,520
	Colorado Educational & Cultural Facilities Authority,
	Series B,
	2.244% due 3/1/2021	450,000	453,668
	2.474% due 3/1/2022	600,000	611,250
	2.691% due 3/1/2023	580,000	598,009
	Fort Collins Electric Utility Enterprise Revenue ETM, Series B-Qualified Energy, 4.92% due 12/1/2020	1,130,000	1,159,685
	Los Angeles County Public Works Financing Authority, 5.591% due 8/1/2020	3,350,000	3,402,159
	Municipal Improvement Corp. of Los Angeles (Build America-BDS-Recovery Zone), Series B, 6.165% due 11/1/2020	6,125,000	6,312,180
	New Jersey Transportation Trust Fund Authority,
	2.551% due 6/15/2023	1,170,000	1,194,781
	2.631% due 6/15/2024	860,000	883,117
	New York City Transitional Finance Authority Future Tax Secured Revenue (Build America Bonds), 4.075% due 11/1/2020	2,500,000	2,542,850
	New York State Urban Development Corp., Series D-1, 2.55% due 3/15/2022	29,675,000	30,301,736
	Oklahoma Development Finance Authority, 8.00% due 5/1/2020	410,000	410,488
	Orleans Parish Parishwide School District (Insured: AGM) GO, Series B, 4.40% due 2/1/2021	10,000,000	10,262,700
	Redlands Redevelopment Agency Successor Agency (Insured: AMBAC) ETM, Series A, 5.818% due 8/1/2022	810,000	863,039
	Rutgers The State University of New Jersey, Series K, 3.028% due 5/1/2021	1,500,000	1,528,815
	San Bernardino County Redevelopment Agency Successor Agency, Series A, 7.135% due 9/1/2020	290,000	295,684
	State of Connecticut GO,
30 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series A,
	3.471% due 9/15/2022	$ 4,695,000	$ 4,873,598
	4.00% due 9/15/2021	3,980,000	4,123,837
	Tampa-Hillsborough County Expressway Authority, Series C, 2.84% due 7/1/2020	1,750,000	1,757,962
	Wallenpaupack Area School District (State Aid Withholding) GO, Series B, 4.00% due 9/1/2020	2,750,000	2,783,742
	Total Municipal Bonds (Cost $76,687,684)		78,393,820
	Short-Term Investments — 3.1%
[l]	Thornburg Capital Management Fund	18,470,663	184,706,629
	Total Short-Term Investments (Cost $184,706,629)		184,706,629
	Total Investments — 96.8% (Cost $5,828,620,578)		$5,789,277,286
	Other Assets Less Liabilities — 3.2%		192,054,680
	Net Assets — 100.0%		$5,981,331,966

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2020.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2020, the aggregate value of these securities in the Fund’s portfolio was $2,304,578,775, representing 38.53% of the Fund’s net assets.
d	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
e	Interest only.
f	Bond in default.
g	Non-income producing.
h	When-issued security.
i	Segregated as collateral for a when-issued security.
j	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2020.
k	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be effective at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR") plus a premium which was determined at the time of purchase.
l	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
CMO	Collateralized Mortgage Obligation
ETM	Escrowed to Maturity
FDIC	Federal Deposit Insurance Corporation
GO	General Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
IO	Interest Only Security
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Mtg	Mortgage
MTN	Medium-Term Note
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SPV	Special Purpose Vehicle
VA	Veterans Affairs
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 31

Schedule of Investments
Thornburg Low Duration Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 3.7%
	United States Treasury Notes,
	1.375% due 8/31/2020	$200,000	$ 201,050
	2.375% due 4/30/2020	588,000	589,141
	United States Treasury Notes Inflationary Index, 0.125% due 4/15/2022	318,186	313,573
	Total U.S. Treasury Securities (Cost $1,105,560)		1,103,764
	U.S. Government Agencies — 1.6%
	Export Leasing (2009), LLC (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	19,169	19,247
[a]	MSN 41079 and 41084 Ltd. (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	361,053	365,220
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a]	1.70% due 12/20/2022	30,000	30,182
[a,b]	2.181% (LIBOR 3 Month + 0.35%) due 4/15/2025	52,500	51,156
	Total U.S. Government Agencies (Cost $454,116)		465,805
	Mortgage Backed — 11.3%
	Angel Oak Mortgage Trust, LLC, Whole Loan Securities Trust CMO,
[b,c]	Series 2017-1 Class A2, 3.085% due 1/25/2047	8,442	8,263
[b,c]	Series 2017-1 Class A3, 3.644% due 1/25/2047	16,209	15,892
[b,c]	Series 2017-3 Class A1, 2.708% due 11/25/2047	10,145	9,782
[b,c]	Series 2017-3, 3.90% due 11/25/2047	200,000	183,818
[b,c]	Series 2018-1 Class A1, 3.258% due 4/27/2048	27,848	26,765
[b,c]	Series 2018-2 Class A1, 3.674% due 7/27/2048	50,901	48,878
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2018-1 Class A1, 3.763% due 4/25/2048	60,834	58,002
[b,c]	Series 2019-1 Class A1, 3.805% due 1/25/2049	74,210	70,436
[b,c]	Series 2019-3 Class A1, 2.962% due 10/25/2048	82,449	75,548
[c]	Barclays Commercial Mortgage Securities LLC, Series 2015-STP Class A, 3.323% due 9/10/2028	54,877	54,728
[c]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	77,882	76,716
	COMM Mortgage Trust, Series 2016-DC2 Class A1, 1.82% due 2/10/2049	29,527	29,468
[b,c]	Credit Suisse Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-HL2 Class A3, 3.50% due 10/25/2047	98,332	97,323
[b,c]	DBUBS Mortgage Trust, Series 2011-LC2A Class A1FL, 2.161% (LIBOR 1 Month + 1.35%) due 7/12/2044	9,430	9,409
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through,
	Pool G15523, 2.50% due 8/1/2025	62,853	65,410
	Series K020 Class A1, 1.573% due 1/25/2022	59,838	59,880
	Series K036 Class A1, 2.777% due 4/25/2023	115,233	118,092
	Series K717 Class A2, 2.991% due 9/25/2021	99,385	100,805
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[b]	Series 2017-3 Class HA, 3.25% due 7/25/2056	56,178	57,219
[b]	Series 2018-1 Class HA, 3.00% due 5/25/2057	39,064	39,405
[b]	Series 2018-2 Class HA, 3.00% due 11/25/2057	161,552	162,921
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO, Series 2017-SC02 Class 2A1, 3.50% due 5/25/2047	16,400	16,276
	Federal National Mtg Assoc.,
	Pool AS7323, 2.50% due 6/1/2031	266,259	277,874
	Pool AS8538, 2.50% due 12/1/2026	155,533	161,831
	Pool FM1126, 3.00% due 3/1/2033	55,228	58,264
	Pool MA3557, 4.00% due 1/1/2029	128,212	135,530
[b,c]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	60,803	59,351
[b,c]	FWD Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class A1, 2.81% due 6/25/2049	84,675	79,337
[b,c]	GCAT LLC, Whole Loan Securities Trust CMO, Series 2019-NQM1 Class A1, 2.985% due 2/25/2059	77,426	79,266
[b,c]	GCAT Trust, Whole Loan Securities Trust CMO, Series 2019-NQM2 Class A1, 2.855% due 9/25/2059	87,928	89,179
	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2018-1 Class A1, 3.766% due 6/25/2048	53,232	52,792
[b,c]	Series 2019-1 Class A1, 3.454% due 1/25/2059	66,410	65,409
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2017-2 Class A6, 3.00% due 5/25/2047	27,403	27,235
[b,c]	Series 2017-6 Class A5, 3.50% due 12/25/2048	58,330	59,044
[b,c]	Series 2018-6 Class 1A4, 3.50% due 12/25/2048	67,795	66,108
[b,c]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	251,528	248,918
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2017-5A Class A1, 2.447% (LIBOR 1 Month + 1.50%) due 6/25/2057	45,085	44,123
[b,c]	Series 2018-NQM1 Class A1, 3.986% due 11/25/2048	63,884	63,663
32 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[b,c]	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class A1, 2.703% due 9/25/2059	$116,116	$ 112,886
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[b,c]	Series 2018-2 Class A1, 3.677% due 6/1/2058	48,414	46,968
[b,c]	Series 2018-3 Class A1, 4.108% due 10/25/2058	165,829	160,579
[b,c]	Series 2019-3 Class A1, 2.784% due 7/25/2059	117,299	113,813
	Total Mortgage Backed (Cost $3,416,361)		3,387,206
	Asset Backed Securities — 43.2%
	Asset-Backed - Finance & Insurance — 16.6%
	Freed ABS Trust,
[c]	Series 2020-FP1 Class A, 2.52% due 3/18/2027	229,039	212,652
[c]	Series 2019-1 Class B, 3.87% due 6/18/2026	100,000	81,539
[c]	Series 2019-1 Class-A, 3.42% due 6/18/2026	33,807	33,668
[c]	Series 2019-2 Class A, 2.62% due 11/18/2026	123,950	121,523
[c]	Aqua Finance Trust, Series 2019-A Class A, 3.14% due 7/16/2040	84,716	86,397
[c]	Ascentium Equipment Receivables Trust, Series 2018-2A Class A2, 3.27% due 10/12/2021	47,736	46,051
[c]	BCC Funding Corp. XVI, LLC, Series 2019-1A Class A1, 2.30% due 10/20/2020	113,017	110,233
[c]	CCG Receivables Trust, Series 2017-1 Class A2, 1.84% due 11/14/2023	8,462	8,462
	Conn’s Receivables Funding, LLC,
[c]	Series 2019-A Class A, 3.40% due 10/16/2023	19,809	19,416
[c]	Series 2019-B Class A, 2.66% due 6/17/2024	153,602	147,565
[c]	Foundation Finance Trust, Series 2016-1A Class A, 3.96% due 6/15/2035	36,539	36,693
[c]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34% due 7/25/2033	135,352	114,727
	Lendingpoint Asset Securitization Trust,
[c]	Series 2019-1 Class A, 3.154% due 8/15/2025	40,396	40,412
[c]	Series 2019-2 Class A, 3.071% due 11/10/2025	170,542	171,616
[c]	Series 2020-1 Class A, 2.512% due 2/10/2026	239,715	236,929
[c]	LL ABS Trust, Series 2019-1A Class A, 2.87% due 3/15/2027	105,470	103,660
[c]	MMAF Equipment Finance, LLC, Series 2017-AA Class A3, 2.04% due 2/16/2022	60,807	60,199
	New Residential Advance Receivables Trust Advance Receivables Backed,
[c]	Series 2019-T3 Class AT3, 2.512% due 9/15/2052	300,000	300,913
[c]	Series 2019-T4 Class AT4, 2.329% due 10/15/2051	300,000	299,995
[c]	NRZ Advance Receivables Trust , Series 2019-T1 Class AT1, 2.59% due 7/15/2052	150,000	143,170
[c]	Pawnee Equipment Receivables, Series 2019-1 Class A2, 2.29% due 10/15/2024	175,000	171,667
	PFS Financing Corp.,
[c]	Series 2018-F Class A, 3.52% due 10/15/2023	100,000	100,049
[b,c]	Series 2019-B Class A, 1.255% (LIBOR 1 Month + 0.55%) due 9/15/2023	250,000	250,073
[c]	Prosper Marketplace Issuance Trust, Series 2019-2A Class A, 3.20% due 9/15/2025	34,326	33,274
[c]	Regional Management Issuance Trust, Series 2018-1 Class A, 3.83% due 7/15/2027	100,000	95,827
	SCF Equipment Leasing, LLC,
[c]	Series 2019-1A Class A1, 3.04% due 3/20/2023	182,779	178,397
[c]	Series 2019-2A Class A1, 2.22% due 6/20/2024	120,093	117,642
	Small Business Lending Trust,
[c]	Series 2019-A Class A, 2.85% due 7/15/2026	68,117	67,252
[c]	Series 2020-A Class A, 2.62% due 12/15/2026	263,656	261,116
[c]	SoFi Consumer Loan Program Trust, Series 2019-2 Class A, 3.01% due 4/25/2028	79,248	76,891
[c]	SpringCastle Funding, Series 2019-AA Class A, 3.20% due 5/27/2036	86,528	85,662
[c]	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes , Series 2019-T1 Class AT1, 2.24% due 10/15/2051	200,000	195,578
[b,c]	Towd Point Mortgage Trust, Series 2019-HY2 Class 1, 1.947% (LIBOR 1 Month + 1.00%) due 5/25/2058	142,351	138,215
[c]	Upgrade Receivables Trust, Series 2018-1A Class A, 3.76% due 11/15/2024	17,510	17,510
[c,d]	Upstart Pass-Through Trust, Series 2020-ST3 Class A, 3.35% due 4/20/2028	100,000	87,800
	Upstart Securitization Trust,
[c]	Series 2018-2 Class B, 4.445% due 12/22/2025	79,994	76,624
[c]	Series 2019-1 Class B, 4.19% due 4/20/2026	300,000	273,804
[c]	Series 2019-2 Class A, 2.897% due 9/20/2029	139,758	140,045
[c]	Series 2019-2 Class B, 3.734% due 9/20/2029	150,000	119,801
[c]	Series 2019-3 Class B, 3.829% due 1/21/2030	150,000	101,007
			4,964,054
	Auto Receivables — 10.1%
[c]	ACC Trust, Series 2019-2 Class A, 2.82% due 2/21/2023	77,565	76,334
[c]	American Credit Acceptance Receivables Trust, Series 2018-3 Class B, 3.49% due 6/13/2022	22,678	22,678
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 33

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[c]	Arivo Acceptance Auto Loan Receivables Trust, Series 2019-1 Class A, 2.99% due 7/15/2024	$ 94,216	$ 93,435
[c]	Avid Automobile Receivables Trust, Series 2019-1 Class A, 2.62% due 2/15/2024	203,993	197,695
[c]	Bank of The West Auto Trust, Series 2019-1 Class A2, 2.40% due 10/17/2022	156,714	154,837
	CarMax Auto Owner Trust, Series 2018-3 Class A3, 3.13% due 6/15/2023	250,000	252,378
	CarNow Auto Receivables Trust,
[c]	Series 2017-1A Class B, 4.35% due 9/15/2022	75,693	74,109
[c]	Series 2019-1A Class A, 2.72% due 11/15/2022	61,057	59,788
[c]	Carvana Auto Receivables Trust, Series 2020-N1A, 1.53% due 1/16/2024	200,000	196,400
[c]	CIG Auto Receivables Trust, Series 2017-1A Class A, 2.71% due 5/15/2023	177,454	173,199
	CPS Auto Receivables Trust,
[c]	Series 2019-A Class B, 3.58% due 12/16/2024	100,000	98,837
[c]	Series 2020-A Class A, 2.09% due 5/15/2023	295,557	288,054
[c]	Exeter Automobile Receivables Trust, Series 2020-1A Class A, 2.05% due 6/15/2023	218,469	214,821
	Foursight Capital Automobile Receivables Trust,
[c]	Series 2016-1 Class A2, 2.87% due 10/15/2021	107	107
[c]	Series 2017-1 Class B, 3.05% due 12/15/2022	100,000	97,989
[c]	Series 2019-1 Class A2, 2.58% due 3/15/2023	76,423	74,538
	GLS Auto Receivables Issuer Trust,
[c]	Series 2019-4A Class A, 2.47% due 11/15/2023	50,192	45,985
[c]	Series 2020-1A, 2.17% due 2/15/2024	193,305	188,153
	GLS Auto Receivables Trust,
[c]	Series 2018-2A Class A, 3.25% due 4/18/2022	4,793	4,723
[c]	Series 2018-3A Class A, 3.35% due 8/15/2022	23,037	22,743
[c]	Series 2019-1A Class A, 3.37% due 1/17/2023	18,931	18,756
[b,c]	Navistar Financial Dealer Note Master Owner Trust II, Series 2018-1 Class D, 2.497% (LIBOR 1 Month + 1.55%) due 9/25/2023	100,000	98,176
[a,c]	OSCAR US Funding Trust, Series 2018-1A Class A3, 3.23% due 5/10/2022	176,445	177,748
[a,c]	Oscar US Funding XI, LLC, Series 2019-2A Class A3, 2.59% due 9/11/2023	100,000	96,623
[c]	Skopos Auto Receivables Trust, Series 2019-1A Class A, 2.90% due 12/15/2022	159,072	155,012
[c]	U.S. Auto Funding, LLC, Series 2019-1A Class A, 3.61% due 4/15/2022	38,105	37,444
[c]	Veros Automobile Receivables Trust, Series 2018-1 Class A, 3.63% due 5/15/2023	15,956	15,724
[b,c]	Volvo Financial Equipment Master Owner Trust, Series 2017-A Class A, 1.205% (LIBOR 1 Month + 0.50%) due 11/15/2022	100,000	96,568
			3,032,854
	Credit Card — 0.7%
[c]	Fair Square Issuance Trust, Series 2020-AA Class A, 2.90% due 9/20/2024	120,000	110,453
[c]	Genesis Sales Finance Master Trust, Series 2019-AA Class A, 4.68% due 8/20/2023	100,000	87,035
			197,488
	Other Asset Backed — 10.8%
[c]	Avant Loans Funding Trust, Series 2019-A Class A, 3.48% due 7/15/2022	39,593	38,944
	AXIS Equipment Finance Receivables VI, LLC,
[c]	Series 2018-2A Class A2, 3.89% due 7/20/2022	114,000	115,607
[c]	Series 2019-1A Class A2, 2.63% due 6/20/2024	100,000	98,345
[b,c]	Bayview Opportunity Master Fund, Series 2017-RT3 Class A, 3.50% due 1/28/2058	57,551	57,264
[b,c]	Bayview Opportunity Master Fund IV Trust, Series 2017-RT1 Class A1, 3.00% due 3/28/2057	92,977	91,460
[c]	BCC Funding Corp. XVI, LLC, Series 2019-1A Class A2, 2.46% due 8/20/2024	175,000	161,709
[c]	BCC Funding XIV, LLC, Series 2018-1A Class A2, 2.96% due 6/20/2023	32,382	31,697
[c]	BRE Grand Islander Timeshare Issuer, LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	41,969	42,050
[c]	Consumer Loan Underlying Bond CLUB Credit Trust, Series 2020-P1 Class A, 2.26% due 3/15/2028	158,521	152,014
	Consumer Loan Underlying Bond Credit Trust,
[c]	Series 2018-P2 Class A, 3.47% due 10/15/2025	24,552	22,162
[c]	Series 2018-P3 Class A, 3.82% due 1/15/2026	33,883	32,278
[c]	Series 2019-A Class A, 3.52% due 4/15/2026	47,431	46,036
	Dell Equipment Finance Trust,
[c]	Series 2017-2 2.47% due 10/24/2022	150,000	146,230
[c]	Series 2018-1 Class A2A, 2.97% due 10/22/2020	2,361	2,361
[c]	Diamond Resorts Owner Trust, Series 2019-1A Class A, 2.89% due 2/20/2032	156,278	156,775
	Foundation Finance Trust,
[c]	Series 2017-1A Class A, 3.30% due 7/15/2033	35,596	34,896
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	102,463	97,976
	Marlette Funding Trust,
[c]	Series 2019-2A Class A, 3.13% due 7/16/2029	155,847	149,610
[c]	Series 2020-1A Class B, 2.38% due 3/15/2030	150,000	114,254
	MVW Owner Trust, Series 2013-1X Class A, 2.15% due 4/22/2030	8,791	8,791
34 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Nationstar HECM Loan Trust,
[b,c]	Series 2018-2A Class A, 3.188% due 7/25/2028	$ 12,701	$ 12,670
[b,c]	Series 2019-1A Class A, 2.651% due 6/25/2029	65,074	64,490
[c]	Ocwen Master Advance Receivables Trust, Series 2019-T1 Class AT1, 2.514% due 8/15/2050	150,000	149,570
[c]	Oportun Funding VII, LLC, Series 2017-B Class A, 3.22% due 10/10/2023	250,000	242,256
[c]	PFS Financing Corp., Series 2018-B Class A, 2.89% due 2/15/2023	100,000	98,956
	PSNH Funding, LLC 3, Series 2018-1 Class A1, 3.094% due 2/1/2026	68,658	66,654
[c]	Purchasing Power Funding, LLC, Series 2018-A Class A, 3.34% due 8/15/2022	100,000	100,000
	SCF Equipment Leasing, LLC,
[c]	Series 2017-2A Class A, 3.41% due 12/20/2023	58,434	57,300
[c]	Series 2018-1A Class A2, 3.63% due 10/20/2024	40,741	39,527
[c]	Sierra Timeshare Receivables Funding, LLC, Series 2015-3A Class A, 2.58% due 9/20/2032	205,026	201,573
	Small Business Administration, Series 2009-20E Class 1, 4.43% due 5/1/2029	46,654	48,627
	Small Business Administration Participation Certificates, Series 2005-20K Class 1, 5.36% due 11/1/2025	15,199	15,783
[c]	Sofi Consumer Loan Program, LLC, Series 2016-3 Class A, 3.05% due 12/26/2025	88,626	86,979
[c]	Tax Ease Funding, LLC, Series 2016-1A Class A, 3.131% due 6/15/2028	36,658	36,467
	Towd Point Mortgage Trust,
[b,c]	Series 2016-5 Class A1, 2.50% due 10/25/2056	46,625	46,315
[b,c]	Series 2018-2 Class A1, 3.25% due 3/25/2058	72,931	73,582
[b,c]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	234,298	239,254
[c]	VB-S1 Issuer, LLC,, Series 2016-1A Class C, 3.065% due 6/15/2046	50,000	49,268
			3,229,730
	Student Loan — 5.0%
[b,c]	Earnest Student Loan Program, LLC, Series 2016-B Class A1, 2.997% (LIBOR 1 Month + 2.05%) due 2/26/2035	188,703	177,292
[c]	Navient Private Education Refi Loan Trust, Series 2019-FA A1 Class A1, 2.18% due 8/15/2068	155,506	154,042
	Navient Student Loan Trust,
[b,c]	Series 2016-6A Class A2, 1.697% (LIBOR 1 Month + 0.75%) due 3/25/2066	67,919	66,732
[c]	Series 2018-EA Class A1, 3.43% due 12/15/2059	49,954	49,565
[b,c]	Series 2019-D Class A1, 1.105% (LIBOR 1 Month + 0.40%) due 12/15/2059	102,285	97,450
	Nelnet Student Loan Trust,
[b,c]	Series 2012-2A Class A, 1.747% (LIBOR 1 Month + 0.80%) due 12/26/2033	135,652	125,288
[b,c]	Series 2015-3A Class A2, 1.547% (LIBOR 1 Month + 0.60%) due 2/27/2051	55,496	52,341
[b,c]	Series 2016-A Class A1A, 2.697% (LIBOR 1 Month + 1.75%) due 12/26/2040	39,465	37,320
[b,c]	Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1, 1.497% (LIBOR 1 Month + 0.55%) due 5/25/2057	24,531	23,051
	SLM Student Loan Trust,
[b,c]	Series 2011-A Class A3, 3.205% (LIBOR 1 Month + 2.50%) due 1/15/2043	12,604	12,127
[b]	Series 2013-4 Class A, 1.497% (LIBOR 1 Month + 0.55%) due 6/25/2043	34,800	32,779
[b]	Series 2013-6 Class A3, 1.597% (LIBOR 1 Month + 0.65%) due 6/25/2055	217,551	199,071
	SMB Private Education Loan Trust,
[b,c]	Series 2019-A Class A1, 1.055% (LIBOR 1 Month + 0.35%) due 2/16/2026	174,891	165,813
[b,c]	Series 2019-B Class A1, 1.055% (LIBOR 1 Month + 0.35%) due 7/15/2026	56,638	53,935
[b,c]	Series 2020-A Class A1, 1.98% (LIBOR 1 Month + 0.30%) due 3/15/2027	215,000	208,108
[c]	Sofi Professional Loan Program, LLC, Series 2016-B Class A2B, 2.74% due 10/25/2032	49,269	47,762
			1,502,676
	Total Asset Backed Securities (Cost $13,255,158)		12,926,802
	Corporate Bonds — 31.2%
	Automobiles & Components — 2.4%
	Automobiles — 1.7%
[c]	BMW US Capital, LLC, 2.95% due 4/14/2022	60,000	59,001
[b,c]	Daimler Finance North America, LLC, 2.592% (LIBOR 3 Month + 0.90%) due 2/15/2022	150,000	139,031
[c]	Harley-Davidson Financial Services, Inc., 2.40% due 6/15/2020	144,000	140,640
[c]	Hyundai Capital America, 3.95% due 2/1/2022	70,000	70,551
[b,c]	Nissan Motor Acceptance Corp., 2.065% (LIBOR 3 Month + 0.69%) due 9/28/2022	33,000	30,692
[a]	Toyota Motor Corp., 2.157% due 7/2/2022	18,000	17,894
[b]	Toyota Motor Credit Corp., 2.412% (LIBOR 3 Month + 0.54%) due 1/8/2021	50,000	49,425
	Trading Companies & Distributors — 0.7%
[a,c]	Mitsubishi UFJ Lease & Finance Co. Ltd., 3.406% due 2/28/2022	200,000	199,152
			706,386
	Banks — 4.7%
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 35

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Banks — 4.7%
[a,b,c]	ABN AMRO Bank N.V., 2.208% (LIBOR 3 Month + 0.57%) due 8/27/2021	$200,000	$ 194,372
[b]	Goldman Sachs Bank USA, 0.995% (SOFR + 0.60%) due 5/24/2021	50,000	48,633
[a]	Lloyds Bank plc, 3.30% due 5/7/2021	200,000	200,049
[a,c]	Mizuho Bank Ltd., 2.70% due 10/20/2020	200,000	199,677
[b]	PNC Bank NA, 2.004% (LIBOR 3 Month + 0.33%) due 2/24/2023	250,000	235,625
	Santander Holdings USA, Inc., 4.45% due 12/3/2021	40,000	40,817
[b]	SunTrust Bank, 3.525% (LIBOR 3 Month + 0.50%) due 10/26/2021	225,000	225,420
	Zions Bancorp N.A., 3.35% due 3/4/2022	250,000	245,174
			1,389,767
	Capital Goods — 0.3%
	Machinery — 0.3%
[b]	Wabtec Corp., 2.041% (LIBOR 3 Month + 1.30%) due 9/15/2021	100,000	97,067
			97,067
	Commercial & Professional Services — 0.3%
	Professional Services — 0.3%
	Verisk Analytics, Inc., 5.80% due 5/1/2021	100,000	101,130
			101,130
	Consumer Durables & Apparel — 0.7%
	Household Durables — 0.7%
[a,c]	Panasonic Corp., 2.536% due 7/19/2022	200,000	196,392
			196,392
	Diversified Financials — 3.6%
	Capital Markets — 0.3%
[c]	GTP Acquisition Partners I, LLC (Guaranty: American Tower Holding Sub II, LLC), 2.35% due 6/15/2045	100,000	100,658
	Diversified Financial Services — 2.9%
	Citigroup, Inc., 2.65% due 10/26/2020	100,000	100,175
[a,b]	Deutsche Bank AG, 2.868% (LIBOR 3 Month + 1.23%) due 2/27/2023	100,000	81,936
[b]	Goldman Sachs Group, Inc., 1.941% (LIBOR 3 Month + 1.20%) due 9/15/2020	100,000	99,928
[b]	JPMorgan Chase & Co., 2.98% (LIBOR 3 Month + 1.21%) due 10/29/2020	125,000	125,179
	Morgan Stanley,
[b]	0.924% (SOFRRATE + 0.83%) due 6/10/2022	35,000	33,408
[b]	1.613% (SOFR + 0.70%) due 1/20/2023	125,000	116,357
[b]	State Street Corp., 2.592% (LIBOR 3 Month + 0.90%) due 8/18/2020	100,000	99,440
[a,b,c]	UBS Group Funding Switzerland AG, 3.618% (LIBOR 3 Month + 1.78%) due 4/14/2021	200,000	195,871
	Insurance — 0.4%
	AIG Global Funding,
[b,c]	1.676% (LIBOR 3 Month + 0.46%) due 6/25/2021	50,000	49,543
[c]	2.30% due 7/1/2022	75,000	74,646
			1,077,141
	Energy — 1.3%
	Oil, Gas & Consumable Fuels — 1.3%
	BP Capital Markets America, Inc., 3.245% due 5/6/2022	45,000	45,482
[a]	BP Capital Markets plc, 3.062% due 3/17/2022	25,000	25,146
	EQM Midstream Partners L.P., Series 5Y, 4.75% due 7/15/2023	60,000	43,422
[c]	Midwest Connector Capital Co., LLC, 3.625% due 4/1/2022	99,000	95,126
	Occidental Petroleum Corp.,
[b]	2.957% (LIBOR 3 Month + 1.25%) due 8/13/2021	20,000	15,002
[b]	3.142% (LIBOR 3 Month + 1.45%) due 8/15/2022	70,000	46,911
[c]	Texas Gas Transmission, LLC, 4.50% due 2/1/2021	129,000	125,576
			396,665
	Food & Staples Retailing — 0.3%
	Food & Staples Retailing — 0.3%
[a,c]	Alimentation Couche-Tard, Inc., 2.70% due 7/26/2022	100,000	98,856
			98,856
	Food, Beverage & Tobacco — 2.6%
36 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Beverages — 0.8%
	Molson Coors Brewing Co., 2.10% due 7/15/2021	$235,000	$ 230,184
	Food Products — 1.1%
[b]	Conagra Brands, Inc., 2.378% (LIBOR 3 Month + 0.50%) due 10/9/2020	100,000	98,608
[b]	General Mills, Inc., 2.383% (LIBOR 3 Month + 0.54%) due 4/16/2021	20,000	19,471
	Mead Johnson Nutrition Co. (Guaranty: Reckitt Benckiser Group plc), 3.00% due 11/15/2020	100,000	99,806
[b]	Tyson Foods, Inc., 2.13% (LIBOR 3 Month + 0.55%) due 6/2/2020	100,000	99,748
	Tobacco — 0.7%
	Altria Group, Inc. (Guaranty: Philip Morris USA, Inc.), 3.49% due 2/14/2022	120,000	122,759
[b]	BAT Capital Corp., 2.294% (LIBOR 3 Month + 0.59%) due 8/14/2020	100,000	98,359
			768,935
	Health Care Equipment & Services — 0.7%
	Health Care Providers & Services — 0.7%
	Anthem, Inc., 2.50% due 11/21/2020	75,000	74,729
	Cigna Corp., 3.40% due 9/17/2021	75,000	76,408
	Express Scripts Holding Co., 2.60% due 11/30/2020	62,000	61,911
			213,048
	Household & Personal Products — 0.2%
	Household Products — 0.2%
	Church & Dwight Co., Inc., 2.45% due 8/1/2022	50,000	49,324
			49,324
	Insurance — 3.5%
	Insurance — 3.5%
[a]	Enstar Group Ltd., 4.50% due 3/10/2022	50,000	49,871
[c]	Guardian Life Global Funding, 3.40% due 4/25/2023	57,000	58,306
	Infinity Property & Casualty Corp., 5.00% due 9/19/2022	100,000	97,337
	Jackson National Life Global Funding,
[b,c]	1.248% (LIBOR 3 Month + 0.48%) due 6/11/2021	100,000	95,930
[c]	2.10% due 10/25/2021	100,000	99,407
[c]	MassMutual Global Funding II, 2.00% due 4/15/2021	200,000	199,478
[b,c]	Metropolitan Life Global Funding, 0.58% (SOFR + 0.57%) due 9/7/2020	150,000	148,393
	Reliance Standard Life Global Funding II,
[c]	2.625% due 7/22/2022	75,000	75,425
[c]	3.85% due 9/19/2023	50,000	53,761
[a]	Willis Towers Watson plc, 5.75% due 3/15/2021	170,000	174,196
			1,052,104
	Materials — 0.4%
	Chemicals — 0.4%
[b,c]	Albemarle Corp., 2.742% (LIBOR 3 Month + 1.05%) due 11/15/2022	28,000	26,663
[b,c]	Chevron Phillips Chemical Co., LLC / Chevron Phillips Chemical Co., L.P., 2.513% (LIBOR 3 Month + 0.75%) due 5/1/2020	100,000	99,735
			126,398
	Media & Entertainment — 0.5%
	Media — 0.5%
[c]	Cox Communications, Inc., 3.25% due 12/15/2022	160,000	162,135
			162,135
	Pharmaceuticals, Biotechnology & Life Sciences — 0.6%
	Pharmaceuticals — 0.6%
[a,b]	AstraZeneca plc, 2.357% (LIBOR 3 Month + 0.67%) due 8/17/2023	65,000	57,771
[c]	Bristol-Myers Squibb Co., 2.75% due 2/15/2023	100,000	103,387
[a]	Shire Acquisitions Investments Ireland DAC, 2.40% due 9/23/2021	22,000	21,816
			182,974
	Real Estate — 1.0%
	Equity Real Estate Investment Trusts — 1.0%
	SBA Tower Trust,
[c]	2.836% due 1/15/2025	100,000	96,557
[c]	3.156% due 10/10/2045	200,000	199,706
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 37

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
			296,263
	Retailing — 0.2%
	Multiline Retail — 0.2%
[b]	Dollar Tree, Inc., 2.536% (LIBOR 3 Month + 0.70%) due 4/17/2020	$ 58,000	$ 57,988
			57,988
	Software & Services — 0.2%
	Software — 0.2%
	VMware, Inc., 2.30% due 8/21/2020	50,000	49,467
			49,467
	Telecommunication Services — 2.6%
	Diversified Telecommunication Services — 0.3%
	AT&T, Inc., 2.45% due 6/30/2020	100,000	99,940
	Media — 0.3%
[b,c]	NBCUniversal Enterprise, Inc., 1.833% (LIBOR 3 Month + 0.40%) due 4/1/2021	100,000	98,668
	Wireless Telecommunication Services — 2.0%
	Sprint Communications, Inc., 9.25% due 4/15/2022	400,000	428,000
[a]	Vodafone Group plc, 2.50% due 9/26/2022	160,000	162,200
			788,808
	Transportation — 1.0%
	Airlines — 0.5%
[c]	American Airlines Pass Through Trust, Series 2013-2 Class B, 5.60% due 7/15/2022	149,918	148,794
	Road & Rail — 0.5%
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.,
[c]	3.20% due 7/15/2020	100,000	99,499
[c]	3.65% due 7/29/2021	35,000	35,435
			283,728
	Utilities — 4.1%
	Electric Utilities — 4.1%
[c]	Alliant Energy Finance, LLC, 3.75% due 6/15/2023	100,000	103,378
	CenterPoint Energy, Inc., 3.60% due 11/1/2021	150,000	149,691
[b]	Consolidated Edison Co. of New York, Inc., Series C, 1.616% (LIBOR 3 Month + 0.40%) due 6/25/2021	100,000	97,106
[b]	Duke Energy Florida, LLC, Series A, 1.897% (LIBOR 3 Month + 0.25%) due 11/26/2021	165,000	159,038
	Evergy, Inc., 2.45% due 9/15/2024	30,000	29,430
	Exelon Corp., 2.85% due 6/15/2020	50,000	49,994
	PNM Resources, Inc., 3.25% due 3/9/2021	100,000	100,633
	Public Service Enterprise Group, 2.65% due 11/15/2022	50,000	49,644
[b,c]	Southern Power Co., 1.666% (LIBOR 3 Month + 0.55%) due 12/20/2020	115,000	113,180
	Tampa Electric Co., 2.60% due 9/15/2022	185,000	182,223
	Virginia Electric & Power Co., 2.95% due 1/15/2022	100,000	100,779
	WEC Energy Group, Inc., 3.375% due 6/15/2021	100,000	100,401
			1,235,497
	Total Corporate Bonds (Cost $9,496,300)		9,330,073
	Municipal Bonds — 1.4%
	Colorado Educational & Cultural Facilities Authority,
	Series B,
	2.244% due 3/1/2021	50,000	50,408
	2.474% due 3/1/2022	50,000	50,938
	Los Angeles County Public Works Financing Authority, 5.591% due 8/1/2020	100,000	101,557
	New Jersey Transportation Trust Fund Authority,
	2.551% due 6/15/2023	30,000	30,635
	2.631% due 6/15/2024	25,000	25,672
	New York State Urban Development Corp., Series D-1, 2.55% due 3/15/2022	120,000	122,534
	State of Connecticut GO,
	Series A,
	3.471% due 9/15/2022	20,000	20,761
	4.00% due 9/15/2021	20,000	20,723
38 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Total Municipal Bonds (Cost $416,371)		423,228
	Short-Term Investments — 6.4%
[e]	Thornburg Capital Management Fund	190,823	$ 1,908,228
	Total Short-Term Investments (Cost $1,908,228)		1,908,228
	Total Investments — 98.8% (Cost $30,052,094)		$29,545,106
	Other Assets Less Liabilities — 1.2%		345,950
	Net Assets — 100.0%		$29,891,056

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2020.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2020, the aggregate value of these securities in the Fund’s portfolio was $18,394,571, representing 61.54% of the Fund’s net assets.
d	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
e	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMO	Collateralized Mortgage Obligation
GO	General Obligation
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
SOFR	Secured Overnight Financing Rate
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 39

Schedule of Investments
Thornburg Strategic Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
[a,b]	Malamute Energy, Inc.	847	$ 8,893
			8,893
	Total Common Stock (Cost $0)		8,893
	Preferred Stock — 1.4%
	Banks — 0.6%
	Banks — 0.6%
[c,d]	AgriBank FCB, 6.875% (LIBOR 3 Month + 4.23%)	$ 40,000	3,885,000
[c,d]	CoBank ACB, Series F, 6.25% (LIBOR 3 Month + 4.56%)	50,000	4,956,500
			8,841,500
	Diversified Financials — 0.2%
	Diversified Financial Services — 0.2%
[c]	Compass Diversified Holdings, Series C, 7.875%	143,081	2,442,393
			2,442,393
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
[c]	Crestwood Equity Partners L.P., 9.25%	320,654	1,218,485
			1,218,485
	Miscellaneous — 0.4%
	U.S. Government Agencies — 0.4%
[c]	Farm Credit Bank of Texas, Series 1, 10.00%	6,285	6,344,707
			6,344,707
	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
[e,f]	Centaur Funding Corp., 9.08%, 4/21/2020	2,380	2,369,290
			2,369,290
	Total Preferred Stock (Cost $23,845,121)		21,216,375
	Asset Backed Securities — 20.8%
	Asset-Backed - Finance & Insurance — 10.8%
	Freed ABS Trust,
[e]	Series 2020-FP1 Class A, 2.52%, 3/18/2027	6,184,067	5,741,614
[e]	Series 2019-1 Class B, 3.87%, 6/18/2026	2,500,000	2,038,483
[e]	Series 2019-1 Class-A, 3.42%, 6/18/2026	1,352,269	1,346,710
[e]	Series 2019-2 Class A, 2.62%, 11/18/2026	3,098,754	3,038,083
[e]	Aqua Finance Trust, Series 2019-A Class C, 4.01%, 7/16/2040	10,400,000	10,989,341
[d,e,f]	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A Class A, 4.213%, 12/16/2041	5,586,510	4,087,698
	Conn’s Receivables Funding, LLC,
[e]	Series 2018-A Class B, 4.65%, 1/15/2023	4,714,047	4,527,936
[e]	Series 2019-A Class A, 3.40%, 10/16/2023	990,426	970,785
[e]	Series 2019-A Class B, 4.36%, 10/16/2023	7,125,000	6,845,245
[e]	Series 2019-B Class A, 2.66%, 6/17/2024	3,072,034	2,951,306
[e]	ExteNet, LLC, Series 2019-1A Class A2, 3.204%, 7/26/2049	5,000,000	4,512,288
[e]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34%, 7/25/2033	3,474,025	2,944,653
	Lendingpoint Asset Securitization Trust,
[e]	Series 2019-1 Class A, 3.154%, 8/15/2025	2,423,752	2,424,713
[e]	Series 2019-2 Class A, 3.071%, 11/10/2025	5,394,695	5,428,661
[e]	Series 2020-1 Class A, 2.512%, 2/10/2026	3,835,441	3,790,871
[e]	Series 2020-1 Class B, 3.107%, 2/10/2026	10,450,000	8,369,693
[e]	LL ABS Trust, Series 2019-1A Class A, 2.87%, 3/15/2027	2,812,545	2,764,274
[e]	MelTel Land Funding, LLC, Series 2019-1A Class A, 3.768%, 4/15/2049	5,500,000	4,357,838
[e]	New Residential Advance Receivables Trust, Series 2019-T2 Class DT2, 3.06%, 8/15/2053	4,875,000	4,564,971
40 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	New Residential Advance Receivables Trust Advance Receivables Backed,
[e]	Series 2019-T3 Class AT3, 2.512%, 9/15/2052	$ 400,000	$ 401,217
[e]	Series 2019-T3 Class DT3, 3.055%, 9/15/2052	1,784,000	1,789,404
[e]	Series 2019-T4 Class DT4, 2.804%, 10/15/2051	6,860,000	6,859,894
[e]	Series 2019-T5 Class AT5, 2.425%, 10/15/2051	4,000,000	3,910,034
[e]	Series 2019-T5 Class DT5, 2.85%, 10/15/2051	4,500,000	4,399,246
[e]	NMEF Funding LLC, Series 2019-A Class A, 2.73%, 8/17/2026	4,875,241	4,785,000
[e]	NRZ Advance Receivables Trust , Series 2019-T1 Class AT1, 2.59%, 7/15/2052	7,000,000	6,681,287
	Ocwen Master Advance Receivables Trust,
[e]	Series 2019-T1 Class DT1, 3.107%, 8/15/2050	2,050,000	2,037,857
[e]	Series 2019-T2 Class DT2, 3.042%, 8/15/2051	3,100,000	3,053,335
[e]	Oportun Funding X, LLC, Series 2018-C Class A, 4.10%, 10/8/2024	2,690,000	2,703,376
[e]	Prosper Marketplace Issuance Trust, Series 2019-2A Class A, 3.20%, 9/15/2025	1,681,966	1,630,427
[e]	SCF Equipment Leasing LLC, Series 2019-1A Class D, 4.56%, 5/20/2027	3,000,000	2,589,540
	Small Business Lending Trust,
[e]	Series 2019-A Class A, 2.85%, 7/15/2026	1,702,922	1,681,311
[e]	Series 2020-A Class A, 2.62%, 12/15/2026	7,768,427	7,693,605
[e]	SpringCastle Funding, Series 2019-AA Class A, 3.20%, 5/27/2036	6,489,612	6,424,612
[e]	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2019-T2 Class DT2, 2.77%, 10/15/2052	3,000,000	2,899,157
[e]	Upgrade Receivables Trust, Series 2019-2A Class A, 2.77%, 10/15/2025	2,923,051	2,864,528
[a,e]	Upstart Pass-Through Trust, Series 2020-ST3 Class A, 3.35%, 4/20/2028	6,000,000	5,268,000
	Upstart Securitization Trust,
[e]	Series 2017-1 Class C, 6.35%, 6/20/2024	5,681,431	5,542,124
[e]	Series 2017-2 Class C, 5.59%, 3/20/2025	4,934,004	4,381,359
[e]	Series 2018-2 Class B, 4.445%, 12/22/2025	239,983	229,871
[e]	Series 2019-1 Class B, 4.19%, 4/20/2026	5,000,000	4,563,397
[e]	Series 2019-2 Class A, 2.897%, 9/20/2029	4,192,753	4,201,349
			168,285,093
	Auto Receivables — 3.8%
[e]	ACC Trust, Series 2019-2 Class B, 3.63%, 8/21/2023	3,400,000	3,379,648
[e]	Arivo Acceptance Auto Loan Receivables Trust, Series 2019-1 Class A, 2.99%, 7/15/2024	2,449,623	2,429,316
[e]	Avid Automobile Receivables Trust, Series 2019-1 Class A, 2.62%, 2/15/2024	2,447,922	2,372,334
[e]	Avis Budget Rental Car Funding AESOP, LLC, Series 2015-1A Class A, 2.50%, 7/20/2021	2,250,667	2,240,824
	CarNow Auto Receivables Trust,
[e]	Series 2017-1A Class B, 4.35%, 9/15/2022	4,390,186	4,298,326
[e]	Series 2019-1A Class A, 2.72%, 11/15/2022	1,831,708	1,793,643
[e]	Carvana Auto Receivables Trust, Series 2020-N1A Class E, 5.20%, 7/15/2027	10,000,000	9,997,537
	CIG Auto Receivables Trust,
[e]	Series 2017-1A Class A, 2.71%, 5/15/2023	202,817	197,954
[e]	Series 2019-1A Class D, 4.85%, 5/15/2026	2,000,000	1,400,427
[e]	CPS Auto Receivables Trust, Series 2019-A Class B, 3.58%, 12/16/2024	3,000,000	2,965,113
[e]	First Investors Auto Owner, Series 2019-1A Class E, 4.53%, 6/16/2025	3,640,000	3,565,534
	Foursight Capital Automobile Receivables Trust,
[e]	Series 2016-1 Class A2, 2.87%, 10/15/2021	4,861	4,861
[e]	Series 2017-1 Class B, 3.05%, 12/15/2022	300,000	293,967
[e]	Series 2018-1 Class E, 5.56%, 1/16/2024	1,000,000	950,498
[e]	Series 2018-2 Class E, 5.50%, 10/15/2024	1,370,000	1,289,080
[e]	Series 2020-1 Class E, 3.49%, 4/15/2026	1,100,000	935,547
[e]	GLS Auto Receivables Issuer Trust, Series 2019-4A Class D, 4.09%, 8/17/2026	5,000,000	5,124,042
[e]	GLS Auto Receivables Trust, Series 2018-2A Class A, 3.25%, 4/18/2022	287,570	283,353
	Skopos Auto Receivables Trust,
[e]	Series 2019-1A Class A, 2.90%, 12/15/2022	1,749,797	1,705,127
[e]	Series 2019-1A Class C, 3.63%, 9/16/2024	2,000,000	1,993,053
[e]	Tesla Auto Lease Trust, Series 2018-B Class E, 7.87%, 6/20/2022	7,825,000	7,576,672
	U.S. Auto Funding, LLC,
[e]	Series 2019-1A Class A, 3.61%, 4/15/2022	1,905,265	1,872,204
[e]	Series 2019-1A Class C, 5.34%, 3/15/2023	2,511,000	2,143,643
			58,812,703
	Credit Card — 0.9%
[e]	Fair Square Issuance Trust, Series 2020-AA Class A, 2.90%, 9/20/2024	6,000,000	5,522,665
[e]	Genesis Sales Finance Master Trust, Series 2019-AA Class A, 4.68%, 8/20/2023	5,550,000	4,830,431
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 41

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Perimeter Master Note Business Trust,
[e]	Series 2019-2A Class A, 4.23%, 5/15/2024	$ 2,966,000	$ 2,868,379
[e]	Series 2019-2A Class C, 7.06%, 5/15/2024	650,000	584,802
			13,806,277
	Other Asset Backed — 3.8%
[d,e]	321 Henderson Receivables II, LLC, Series 2006-3A Class A1, 0.905% (LIBOR 1 Month + 0.20%), 9/15/2041	1,683,479	1,649,958
[e]	Avant Loans Funding Trust, Series 2019-A Class A, 3.48%, 7/15/2022	791,863	778,884
[e]	AXIS Equipment Finance Receivables VI, LLC, Series 2019-1A Class A2, 2.63%, 6/20/2024	2,000,000	1,966,891
[e]	BCC Funding XIV, LLC, Series 2018-1A Class A2, 2.96%, 6/20/2023	615,256	602,244
[e]	CFG Investments Ltd., Series 2019-1 Class A, 5.56%, 8/15/2029	7,300,000	5,180,493
[e]	Consumer Loan Underlying Bond CLUB Credit Trust, Series 2020-P1 Class B, 2.92%, 3/15/2028	1,500,000	1,117,857
[e]	Consumer Loan Underlying Bond Credit Trust, Series 2019-A Class A, 3.52%, 4/15/2026	1,213,853	1,178,154
	Diamond Resorts Owner Trust,
[e]	Series 2018-1 Class A, 3.70%, 1/21/2031	1,833,390	1,864,009
[e]	Series 2019-1A Class A, 2.89%, 2/20/2032	5,079,023	5,095,173
[e,f]	ECAF I Ltd., Series 2015-1A Class B1, 5.802%, 6/15/2040	5,133,991	4,059,760
	Foundation Finance Trust,
[e]	Series 2017-1A Class A, 3.30%, 7/15/2033	1,388,230	1,360,960
[e]	Series 2019-1A Class A, 3.86%, 11/15/2034	3,961,887	3,788,385
[e,f]	Global SC Finance II SRL, Series 2014-1A Class A1, 3.19%, 7/17/2029	2,058,333	1,753,437
[e]	HERO Funding Trust, Series 2017-2A Class A1, 3.28%, 9/20/2048	2,353,032	2,423,205
[e]	Marlette Funding Trust, Series 2020-1A Class B, 2.38%, 3/15/2030	1,850,000	1,409,128
[d,e]	Nationstar HECM Loan Trust, Series 2018-2A Class A, 3.188%, 7/25/2028	254,023	253,394
[a,d,e]	Northwind Holdings, LLC, Series 2007-1A Class A1, 2.36% (LIBOR 3 Month + 0.78%), 12/1/2037	162,500	158,113
[e]	Purchasing Power Funding, LLC, Series 2018-A Class A, 3.34%, 8/15/2022	3,000,000	2,999,992
[a,e]	Scala Funding Co., LLC, Series 2016-1 Class B, 5.21%, 2/15/2021	4,000,000	3,868,000
	SCF Equipment Leasing, LLC,
[e]	Series 2017-2A Class A, 3.41%, 12/20/2023	427,346	419,051
[e]	Series 2018-1A Class A2, 3.63%, 10/20/2024	1,222,228	1,185,805
[e]	Sierra Timeshare Receivables Funding, LLC, Series 2015-3A Class A, 2.58%, 9/20/2032	1,337,496	1,314,968
	Sofi Consumer Loan Program, LLC,
[e]	Series 2016-3 Class A, 3.05%, 12/26/2025	415,067	407,350
[e]	Series 2017-3 Class A, 2.77%, 5/25/2026	248,305	244,377
[e]	SolarCity LMC Series I, LLC, Series 2013-1 Class A, 4.80%, 11/20/2038	2,030,673	1,878,248
[e]	SolarCity LMC Series II, LLC, Series 2014-1 Class A, 4.59%, 4/20/2044	2,327,014	2,219,662
[e]	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2019-T2 Class AT2, 2.32%, 10/15/2052	5,242,000	5,062,204
[e,f]	Textainer Marine Containers V Ltd., Series 2017-1A Class A, 3.72%, 5/20/2042	3,914,397	3,816,752
[e]	Tidewater Auto Receivables Trust, Series 2018-AA Class E, 5.48%, 10/15/2026	1,000,000	1,006,802
[e]	Westgate Resorts, LLC, Series 2016-1A Class A, 3.50%, 12/20/2028	590,479	570,842
			59,634,098
	Student Loan — 1.5%
[e]	Commonbond Student Loan Trust, Series 18-CGS, Class A1, 3.87%, 2/25/2046	1,989,528	1,980,691
	Earnest Student Loan Program, LLC,
[d,e]	Series 2016-B Class A1, 2.997% (LIBOR 1 Month + 2.05%), 2/26/2035	377,406	354,584
[e]	Series 2016-C Class A2, 2.68%, 7/25/2035	821,594	804,412
[d,e]	Navient Private Education Refinance Loan Trust, Series 2019-D Class A2B, 1.755% (LIBOR 1 Month + 1.05%), 12/15/2059	6,000,000	4,862,090
	Nelnet Student Loan Trust,
[d,e]	Series 2015-2A Class A2, 1.547% (LIBOR 1 Month + 0.60%), 9/25/2047	3,408,293	3,097,637
[d,e]	Series 2016-A Class A1A, 2.697% (LIBOR 1 Month + 1.75%), 12/26/2040	1,183,963	1,119,590
	SLM Student Loan Trust,
[d]	Series 2008-2 Class A3, 2.544% (LIBOR 3 Month + 0.75%), 4/25/2023	892,598	827,577
[d]	Series 2008-5 Class A4, 3.494% (LIBOR 3 Month + 1.70%), 7/25/2023	1,283,699	1,174,475
[d]	Series 2011-2 Class A2, 2.147% (LIBOR 1 Month + 1.20%), 10/25/2034	5,000,000	4,811,497
[d]	Series 2012-1 Class A3, 1.897% (LIBOR 1 Month + 0.95%), 9/25/2028	2,352,301	2,225,377
[d]	Series 2013-6 Class A3, 1.597% (LIBOR 1 Month + 0.65%), 6/25/2055	2,677,553	2,450,109
			23,708,039
	Total Asset Backed Securities (Cost $341,055,006)		324,246,210
	Corporate Bonds — 52.8%
	Automobiles & Components — 2.6%
42 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Auto Components — 0.3%
[e]	LKQ European Holdings B.V., 4.125%, 4/1/2028	$ 2,700,000	$ 2,534,013
[e,f]	Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	2,000,000	2,002,111
	Automobiles — 2.3%
[d,e,f]	BMW Finance N.V., 2.503% (LIBOR 3 Month + 0.79%), 8/12/2022	4,000,000	3,837,219
	Daimler Finance North America, LLC,
[e]	2.125%, 3/10/2025	7,500,000	6,901,095
[d,e]	2.592% (LIBOR 3 Month + 0.90%), 2/15/2022	5,500,000	5,097,802
[e]	3.75%, 11/5/2021	1,505,000	1,492,201
	Hyundai Capital America,
[e]	2.375%, 2/10/2023	6,747,000	6,361,012
[e]	2.85%, 11/1/2022	2,900,000	2,831,927
[e]	3.95%, 2/1/2022	2,000,000	2,015,748
[e,f]	Hyundai Capital Services, Inc., 3.75%, 3/5/2023	3,000,000	3,084,930
	Nissan Motor Acceptance Corp.,
[d,e]	2.065% (LIBOR 3 Month + 0.69%), 9/28/2022	460,000	427,822
[d,e]	2.498% (LIBOR 3 Month + 0.65%), 7/13/2022	440,000	422,383
	Volkswagen Group of America Finance, LLC,
[e]	2.50%, 9/24/2021	1,425,000	1,392,564
[e]	4.00%, 11/12/2021	2,500,000	2,473,097
			40,873,924
	Banks — 0.6%
	Banks — 0.6%
[d]	Capital One NA/Mclean VA, 2.554% (LIBOR 3 Month + 0.82%), 8/8/2022	3,000,000	2,935,623
[d]	Citizens Bank N.A./Providence RI, 2.325% (LIBOR 3 Month + 0.95%), 3/29/2023	4,000,000	3,825,709
[d]	Goldman Sachs Bank USA, 0.995% (SOFR + 0.60%), 5/24/2021	1,488,000	1,447,306
	Santander Holdings USA, Inc., 3.40%, 1/18/2023	2,000,000	1,975,850
			10,184,488
	Capital Goods — 2.3%
	Aerospace & Defense — 0.9%
[e]	BWX Technologies, Inc., 5.375%, 7/15/2026	6,805,000	6,532,800
[e]	TransDigm, Inc., 6.25%, 3/15/2026	7,324,000	7,296,535
	Industrial Conglomerates — 0.2%
[f]	Pentair Finance Sarl, 4.50%, 7/1/2029	1,950,000	2,050,503
	Textron, Inc., 3.00%, 6/1/2030	1,831,000	1,711,623
	Machinery — 1.0%
[e,f]	ATS Automation Tooling Systems, Inc., 6.50%, 6/15/2023	8,090,000	7,867,525
	Mueller Industries, Inc., 6.00%, 3/1/2027	2,216,000	1,999,940
	Nvent Finance Sarl,
[f]	3.95%, 4/15/2023	2,000,000	2,078,866
[f]	4.55%, 4/15/2028	3,000,000	3,342,941
	Trading Companies & Distributors — 0.2%
[e]	IAA, Inc., 5.50%, 6/15/2027	1,605,000	1,552,837
[e]	Performance Food Group, Inc., 5.50%, 10/15/2027	1,428,000	1,324,470
			35,758,040
	Commercial & Professional Services — 2.3%
	Commercial Services & Supplies — 2.3%
[e]	ACCO Brands Corp., 5.25%, 12/15/2024	1,835,000	1,761,600
[e,f]	Cimpress plc, 7.00%, 6/15/2026	9,141,000	8,044,080
[e]	Nielsen Finance, LLC / Nielsen Finance Co., 5.00%, 4/15/2022	15,476,000	14,266,086
[e]	ServiceMaster Co., LLC, 5.125%, 11/15/2024	11,329,000	11,187,388
			35,259,154
	Consumer Durables & Apparel — 0.7%
	Household Durables — 0.2%
[e,f]	Panasonic Corp., 2.536%, 7/19/2022	2,790,000	2,739,662
	Leisure Products — 0.2%
	Vista Outdoor, Inc., 5.875%, 10/1/2023	4,537,000	3,753,505
	Textiles, Apparel & Luxury Goods — 0.3%
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 43

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Under Armour, Inc., 3.25%, 6/15/2026	$ 5,655,000	$ 4,793,667
			11,286,834
	Consumer Services — 1.2%
	Hotels, Restaurants & Leisure — 0.9%
	Aramark Services, Inc.,
	4.75%, 6/1/2026	5,211,000	4,910,326
[e]	5.00%, 2/1/2028	6,221,000	5,789,387
[e]	Nathan’s Famous, Inc., 6.625%, 11/1/2025	4,670,000	4,343,100
	Transportation Infrastructure — 0.3%
[e,f]	Adani Ports & Special Economic Zone Ltd., 3.375%, 7/24/2024	5,135,000	4,387,940
			19,430,753
	Diversified Financials — 7.0%
	Capital Markets — 1.9%
	Ares Capital Corp.,
	3.25%, 7/15/2025	5,320,000	4,222,264
	4.20%, 6/10/2024	690,000	611,652
	4.25%, 3/1/2025	350,000	300,787
[e]	Ares Finance Co., LLC, 4.00%, 10/8/2024	4,160,000	4,110,017
[e]	Compass Group Diversified Holdings, LLC, 8.00%, 5/1/2026	2,849,000	2,735,040
[f]	Genpact Luxembourg Sarl, 3.375%, 12/1/2024	6,586,000	6,613,049
[a,e]	JPR Royalty Sub, LLC, 14.00%, 9/1/2020	2,000,000	200,000
[f]	Nomura Holdings, Inc., 2.648%, 1/16/2025	1,000,000	978,444
	Solar Capital Ltd., 4.50%, 1/20/2023	3,000,000	3,008,324
	TPG Specialty Lending, Inc., 3.875%, 11/1/2024	7,310,000	6,448,487
	Consumer Finance — 0.5%
[e]	FirstCash, Inc., 5.375%, 6/1/2024	7,500,000	7,181,250
	Diversified Financial Services — 3.8%
[e]	Antares Holdings L.P., 6.00%, 8/15/2023	4,435,000	4,568,061
	Bank of America Corp. MTN, 4.20%, 8/26/2024	3,200,000	3,403,567
[d,f]	Barclays plc, 3.072% (LIBOR 3 Month + 1.38%), 5/16/2024	2,500,000	2,201,514
[e,f]	BNP Paribas S.A., 3.375%, 1/9/2025	5,000,000	4,956,102
[f]	Credit Suisse Group Funding Guernsey Ltd. (Guaranty: Credit Suisse Group AG), 3.80%, 6/9/2023	400,000	404,359
	Deutsche Bank AG,
[d,f]	2.617% (LIBOR 3 Month + 0.82%), 1/22/2021	1,350,000	1,300,626
[d,f]	2.868% (LIBOR 3 Month + 1.23%), 2/27/2023	2,800,000	2,294,210
[f]	5.00%, 2/14/2022	3,500,000	3,460,232
[d]	Goldman Sachs Group, Inc., 2.904% (LIBOR 3 Month + 1.11%), 4/26/2022	4,000,000	3,890,920
	HSBC Holdings plc,
[d,f]	3.803% (LIBOR 3 Month + 1.21%), 3/11/2025	1,000,000	1,028,534
[d,f]	4.292% (LIBOR 3 Month + 1.35%), 9/12/2026	2,000,000	1,995,704
	Mizuho Financial Group, Inc.,
[d,f]	2.226% (LIBOR 3 Month + 0.83%), 5/25/2026	1,000,000	979,859
[d,f]	2.309% (LIBOR 3 Month + 0.63%), 5/25/2024	4,000,000	3,633,600
[d,f]	3.922% (LIBOR 3 Month + 1.00%), 9/11/2024	3,150,000	3,270,900
	Morgan Stanley,
[d]	1.613% (SOFR + 0.70%), 1/20/2023	3,500,000	3,257,999
[d]	2.732% (LIBOR 3 Month + 0.93%), 7/22/2022	3,000,000	2,918,976
[d]	Morgan Stanley MTN, 3.219% (LIBOR 3 Month + 1.40%), 4/21/2021	3,000,000	2,979,074
	Royal Bank of Scotland Group plc,
[d,f]	3.162% (LIBOR 3 Month + 1.47%), 5/15/2023	1,398,000	1,327,702
[f]	6.125%, 12/15/2022	2,000,000	2,065,895
	Societe Generale S.A.,
[e,f]	2.625%, 1/22/2025	3,000,000	2,888,045
[e,f]	3.875%, 3/28/2024	2,000,000	2,020,980
[e,f]	4.25%, 9/14/2023	3,000,000	3,065,627
[d,e,f]	UBS Group Funding Switzerland AG (Guaranty: UBS Group AG), 2.642% (LIBOR 3 Month + 0.95%), 8/15/2023	2,000,000	1,860,668
	Insurance — 0.7%
[e]	AIG Global Funding, 2.30%, 7/1/2022	4,000,000	3,981,111
[e]	Global Atlantic Fin Co., 4.40%, 10/15/2029	7,275,000	6,389,601
	Mortgage Real Estate Investment Trusts — 0.1%
44 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Senior Housing Properties Trust, 4.75%, 2/15/2028	$ 2,485,000	$ 2,218,627
			108,771,807
	Energy — 5.9%
	Energy Equipment & Services — 0.6%
[e]	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.50%, 1/15/2026	5,385,000	5,250,375
[e]	Hanwha Energy USA Holdings Corp., 2.375%, 7/30/2022	2,500,000	2,483,489
	Odebrecht Offshore Drilling Finance Ltd.,
[e,f]	6.72%, 12/1/2022	446,660	357,328
[e,f,g]	7.72%, 12/1/2026 PIK	2,204,386	220,439
[c,e,f]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas S.A.), Zero Coupon, 12/31/2099	304,899	2,592
[b,e,f,h]	Schahin II Finance Co. SPV Ltd., 5.875%, 9/25/2023	10,684,600	667,787
	Oil, Gas & Consumable Fuels — 5.3%
	Boardwalk Pipelines L.P., 4.80%, 5/3/2029	3,920,000	2,953,661
[e]	Citgo Holding, Inc., 9.25%, 8/1/2024	7,723,000	6,294,245
[e]	Colorado Interstate Gas Co., LLC / Colorado Interstate Issuing Corp., 4.15%, 8/15/2026	725,000	703,848
[d]	Energy Transfer Operating L.P., 4.781% (LIBOR 3 Month + 3.02%), 11/1/2066	1,200,000	537,000
	Enterprise Products Operating, LLC, 3.125%, 7/31/2029	3,188,000	2,932,398
	EQM Midstream Partners L.P., Series 5Y, 4.75%, 7/15/2023	3,475,000	2,514,857
[e]	Florida Gas Transmission Co., LLC, 3.875%, 7/15/2022	4,765,000	4,870,644
	Gulf South Pipeline Co. L.P., 4.00%, 6/15/2022	4,860,000	4,636,712
[e]	Gulfstream Natural Gas System, LLC, 4.60%, 9/15/2025	5,000,000	5,193,097
[e,f]	Harvest Operations Corp. (Guaranty: Korea National Oil Corp.), 3.00%, 9/21/2022	4,000,000	4,139,360
[a,b,e,h]	Linc USA GP / Linc Energy Finance USA, Inc., 9.625%, 10/31/2017	1,021,371	20,427
	Midwest Connector Capital Co., LLC,
[e]	3.625%, 4/1/2022	1,310,000	1,258,743
[e]	3.90%, 4/1/2024	3,315,000	3,094,613
	Murphy Oil USA, Inc., 4.75%, 9/15/2029	1,945,000	1,823,438
	Northern Border Pipeline Co., Series A, 7.50%, 9/15/2021	2,150,000	2,142,887
	Occidental Petroleum Corp.,
[d]	2.957% (LIBOR 3 Month + 1.25%), 8/13/2021	900,000	675,073
[d]	3.142% (LIBOR 3 Month + 1.45%), 8/15/2022	3,500,000	2,345,548
	ONEOK, Inc.,
	3.10%, 3/15/2030	3,543,000	2,659,059
	3.40%, 9/1/2029	963,000	718,856
[e]	Par Petroleum, LLC / Par Petroleum Finance Corp., 7.75%, 12/15/2025	451,000	283,003
	Parkland Fuel Corp.,
[e,f]	5.875%, 7/15/2027	3,726,000	3,492,752
[e,f]	6.00%, 4/1/2026	450,000	418,500
[e,f]	Petroleos Mexicanos, 5.95%, 1/28/2031	8,410,000	5,832,503
	Plains All American Pipeline L.P. / PAA Finance Corp., 3.55%, 12/15/2029	6,795,000	4,637,561
[b,h]	RAAM Global Energy Co., 12.50%, 10/1/2015	2,000,000	9,600
[a,e,f,g]	Schahin II Finance Co. SPV Ltd., 8.00%, 5/25/2020 PIK	649,297	768,768
[e,f]	Sinopec Group Overseas Development Ltd., 4.125%, 9/12/2025	6,000,000	6,535,117
	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp., 5.50%, 8/15/2022	1,210,000	217,800
[c,d]	Summit Midstream Partners L.P., Series A, 9.50% (LIBOR 3 Month + 7.43%), 12/15/2022	3,550,000	51,014
	Sunoco L.P. / Sunoco Finance Corp.,
	4.875%, 1/15/2023	2,920,000	2,788,600
	5.50%, 2/15/2026	1,804,000	1,560,965
	6.00%, 4/15/2027	5,315,000	4,570,900
	Tennessee Gas Pipeline Co., LLC, 7.00%, 3/15/2027	2,251,000	2,519,063
			92,182,622
	Food & Staples Retailing — 0.4%
	Food & Staples Retailing — 0.4%
[e,f]	Alimentation Couche-Tard, Inc., 2.70%, 7/26/2022	4,000,000	3,954,235
[e]	KeHE Distributors, LLC / KeHE Finance Corp, 8.625%, 10/15/2026	2,097,000	2,107,485
			6,061,720
	Food, Beverage & Tobacco — 2.3%
	Beverages — 0.3%
[e,f]	Central American Bottling Corp., 5.75%, 1/31/2027	2,593,000	2,229,980
[e,f]	Coca-Cola Icecek A/S, 4.215%, 9/19/2024	3,000,000	2,685,000
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 45

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Food Products — 1.2%
[e,f]	Barry Callebaut Services N.V., 5.50%, 6/15/2023	$ 4,000,000	$ 4,290,000
[d]	General Mills, Inc., 2.846% (LIBOR 3 Month + 1.01%), 10/17/2023	3,500,000	3,383,328
[e]	Lamb Weston Holdings, Inc., 4.625%, 11/1/2024	2,500,000	2,462,500
[e]	Post Holdings, Inc., 4.625%, 4/15/2030	8,247,000	7,896,502
	Tobacco — 0.8%
	Altria Group, Inc., 4.40%, 2/14/2026	1,000,000	1,052,331
[d]	BAT Capital Corp., 2.294% (LIBOR 3 Month + 0.59%), 8/14/2020	950,000	934,413
[e,f]	Imperial Brands Finance plc, 3.50%, 7/26/2026	2,000,000	1,845,939
	Vector Group Ltd.,
[e]	6.125%, 2/1/2025	2,194,000	1,996,540
[e]	10.50%, 11/1/2026	8,195,000	6,842,825
			35,619,358
	Health Care Equipment & Services — 1.7%
	Health Care Equipment & Supplies — 0.2%
	Zimmer Biomet Holdings, Inc., 3.55%, 3/20/2030	2,800,000	2,789,478
	Health Care Providers & Services — 1.5%
	Centene Corp.,
[e]	4.625%, 12/15/2029	815,000	819,075
[e]	5.375%, 6/1/2026 - 8/15/2026	5,545,000	5,701,850
	DaVita, Inc.,
	5.00%, 5/1/2025	5,707,000	5,699,524
	5.125%, 7/15/2024	1,972,000	1,966,084
	Tenet Healthcare Corp.,
	4.625%, 7/15/2024	3,671,000	3,505,805
[e]	4.875%, 1/1/2026	4,671,000	4,449,127
[e]	5.125%, 11/1/2027	1,153,000	1,098,233
			26,029,176
	Household & Personal Products — 1.1%
	Household Products — 1.1%
	Central Garden & Pet Co., 5.125%, 2/1/2028	4,475,000	4,139,375
	Prestige Brands, Inc.,
[e]	5.125%, 1/15/2028	1,530,000	1,515,159
[e]	6.375%, 3/1/2024	3,256,000	3,337,400
	Spectrum Brands, Inc.,
	5.75%, 7/15/2025	7,795,000	7,288,325
	6.125%, 12/15/2024	936,000	893,880
			17,174,139
	Insurance — 2.6%
	Insurance — 2.6%
[e,f]	DaVinciRe Holdings Ltd., 4.75%, 5/1/2025	4,790,000	4,820,060
	Enstar Group Ltd.,
[f]	4.50%, 3/10/2022	2,000,000	1,994,855
[f]	4.95%, 6/1/2029	5,835,000	5,495,525
[f]	Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	3,000,000	3,251,820
	Infinity Property & Casualty Corp., 5.00%, 9/19/2022	1,826,000	1,777,379
[e,f]	Lancashire Holdings Ltd., 5.70%, 10/1/2022	4,900,000	5,264,075
	Mercury General Corp., 4.40%, 3/15/2027	2,438,000	2,641,827
[d,e]	Metropolitan Life Global Funding, 0.58% (SOFR + 0.57%), 9/7/2020	1,940,000	1,919,217
[e]	Protective Life Corp., 3.40%, 1/15/2030	4,902,000	4,590,970
	Reliance Standard Life Global Funding II,
[e]	2.75%, 1/21/2027	3,520,000	3,271,941
[e]	3.85%, 9/19/2023	3,000,000	3,225,654
[e]	Sammons Financial Group, Inc., 4.45%, 5/12/2027	2,000,000	2,089,510
			40,342,833
	Materials — 4.6%
	Chemicals — 1.5%
[d,e]	Albemarle Corp., 2.742% (LIBOR 3 Month + 1.05%), 11/15/2022	2,500,000	2,380,594
[e,f]	Consolidated Energy Finance S.A., 6.875%, 6/15/2025	500,000	432,500
46 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	NOVA Chemicals Corp.,
[e,f]	4.875%, 6/1/2024	$ 4,465,000	$ 3,918,038
[e,f]	5.25%, 6/1/2027	5,283,000	4,450,927
[f]	5.25%, 6/1/2027	350,000	294,875
[e,f]	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.75%, 4/30/2026	5,713,000	4,941,745
[e,f]	OCP S.A., 5.625%, 4/25/2024	4,710,000	4,668,787
	Valvoline, Inc., 4.375%, 8/15/2025	2,920,000	2,781,300
	Containers & Packaging — 1.6%
	Ball Corp., 5.00%, 3/15/2022	1,373,000	1,386,730
	Graphic Packaging International, LLC,
[e]	3.50%, 3/15/2028	7,233,000	6,507,530
	4.75%, 4/15/2021	7,560,000	7,467,768
[e]	Matthews International Corp., 5.25%, 12/1/2025	3,513,000	3,109,075
	Sealed Air Corp.,
[e]	4.00%, 12/1/2027	4,420,000	4,111,042
[e]	4.875%, 12/1/2022	285,000	285,356
[e]	5.50%, 9/15/2025	2,193,000	2,220,435
	Metals & Mining — 0.5%
[e]	Cleveland-Cliffs, Inc., 6.75%, 3/15/2026	6,430,000	5,722,700
[e]	Compass Minerals International, Inc., 6.75%, 12/1/2027	2,144,000	1,935,496
	Paper & Forest Products — 1.0%
[e]	Neenah, Inc., 5.25%, 5/15/2021	15,010,000	14,634,750
			71,249,648
	Media & Entertainment — 2.1%
	Interactive Media & Services — 0.1%
[f]	Baidu, Inc., 3.875%, 9/29/2023	2,000,000	2,067,155
	Media — 2.0%
	CCO Holdings, LLC / CCO Holdings Capital Corp.,
[e]	4.50%, 8/15/2030 - 5/1/2032	2,700,000	2,641,646
[e]	4.75%, 3/1/2030	2,930,000	2,915,350
[e]	5.375%, 6/1/2029	2,707,000	2,781,713
[e]	CSC Holdings LLC, 6.50%, 2/1/2029	1,000,000	1,078,490
	CSC Holdings, LLC,
[e]	5.375%, 2/1/2028	2,000,000	2,040,000
[e]	5.50%, 4/15/2027	1,825,000	1,888,693
[a,e,g]	Mood Media Borrower, LLC / Mood Media Co-Issuer, Inc., 16.213%, 12/31/2023 PIK	3,629,396	2,261,114
[e]	Salem Media Group, Inc., 6.75%, 6/1/2024	1,585,000	1,315,550
[e]	Sirius XM Radio, Inc., 3.875%, 8/1/2022	10,294,000	10,255,397
[e,f]	Telenet Finance Luxembourg Notes Sarl, 5.50%, 3/1/2028	4,000,000	3,720,000
			32,965,108
	Pharmaceuticals, Biotechnology & Life Sciences — 0.4%
	Pharmaceuticals — 0.4%
[e]	AbbVie, Inc., 2.95%, 11/21/2026	3,870,000	3,887,751
[a,b,h]	Atlas U.S. Royalty, LLC Participation Rights, Zero Coupon, 3/15/2027	5,450,000	0
[e]	Bayer US Finance II, LLC, 4.25%, 12/15/2025	2,500,000	2,596,660
			6,484,411
	Real Estate — 1.6%
	Equity Real Estate Investment Trusts — 1.6%
	American Tower Corp.,
	2.40%, 3/15/2025	4,560,000	4,476,831
	3.375%, 5/15/2024	3,000,000	3,006,286
	CoreCivic, Inc., 4.75%, 10/15/2027	4,917,000	3,687,750
	GEO Group, Inc., 6.00%, 4/15/2026	4,625,000	3,003,359
	Retail Opportunity Investments Partnership L.P. (Guaranty: Retail Opportunity Investments Corp.), 5.00%, 12/15/2023	1,500,000	1,583,719
[e]	SBA Tower Trust, 2.877%, 7/15/2046	2,275,000	2,267,199
	Service Properties Trust,
	4.35%, 10/1/2024	2,295,000	1,684,636
	4.50%, 6/15/2023	1,290,000	969,025
	4.65%, 3/15/2024	900,000	659,126
	4.95%, 2/15/2027	2,850,000	2,159,684
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 47

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	5.00%, 8/15/2022	$ 829,000	$ 593,258
	5.25%, 2/15/2026	700,000	501,371
			24,592,244
	Retailing — 0.7%
	Internet & Direct Marketing Retail — 0.3%
	Booking Holdings, Inc., 2.75%, 3/15/2023	2,000,000	1,961,356
	eBay, Inc., 1.90%, 3/11/2025	3,213,000	3,034,368
	Multiline Retail — 0.1%
[d]	Dollar Tree, Inc., 2.536% (LIBOR 3 Month + 0.70%), 4/17/2020	1,532,000	1,531,674
	Specialty Retail — 0.3%
[e]	Michaels Stores, Inc., 8.00%, 7/15/2027	5,230,000	3,870,200
			10,397,598
	Semiconductors & Semiconductor Equipment — 0.8%
	Semiconductors & Semiconductor Equipment — 0.8%
	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625%, 1/15/2024	2,000,000	1,964,563
	Broadcom, Inc.,
[e]	3.625%, 10/15/2024	2,965,000	2,917,718
[e]	4.75%, 4/15/2029	1,865,000	1,891,768
	Micron Technology, Inc.,
	4.663%, 2/15/2030	3,314,000	3,461,225
	5.327%, 2/6/2029	2,031,000	2,218,200
			12,453,474
	Software & Services — 3.2%
	Information Technology Services — 0.8%
[e]	Alliance Data Systems Corp., 4.75%, 12/15/2024	9,334,000	7,093,840
[e]	Science Applications International Corp., 4.875%, 4/1/2028	913,000	876,480
[e]	Vericast Corp., 8.375%, 8/15/2022	1,955,000	1,507,794
	Western Union Co., 2.85%, 1/10/2025	2,338,000	2,326,642
	Interactive Media & Services — 0.1%
[f]	Baidu, Inc., 4.375%, 5/14/2024	1,424,000	1,504,086
	Internet Software & Services — 0.2%
[e]	Twitter, Inc., 3.875%, 12/15/2027	3,625,000	3,486,797
	Software — 2.1%
	CDK Global, Inc.,
[e]	5.25%, 5/15/2029	460,000	469,200
	5.875%, 6/15/2026	2,000,000	2,113,000
	Citrix Systems, Inc., 4.50%, 12/1/2027	7,926,000	8,182,697
	Fair Isaac Corp.,
[e]	4.00%, 6/15/2028	595,000	563,762
[e]	5.25%, 5/15/2026	2,460,000	2,435,400
[e]	MSCI, Inc., 3.625%, 9/1/2030	235,000	222,956
	Open Text Corp.,
[e,f]	3.875%, 2/15/2028	4,995,000	4,695,300
[e,f]	5.875%, 6/1/2026	5,187,000	5,440,644
[e]	PTC, Inc., 3.625%, 2/15/2025	1,365,000	1,276,275
[e]	Solera, LLC / Solera Finance, Inc., 10.50%, 3/1/2024	5,106,000	5,003,880
	VMware, Inc., 2.30%, 8/21/2020	2,000,000	1,978,685
			49,177,438
	Technology Hardware & Equipment — 2.8%
	Communications Equipment — 1.0%
	Anixter, Inc. (Guaranty: Anixter International, Inc.),
	5.125%, 10/1/2021	6,395,000	6,363,025
	6.00%, 12/1/2025	3,575,000	3,499,031
	Motorola Solutions, Inc., 4.60%, 2/23/2028 - 5/23/2029	2,228,000	2,253,201
[f]	Nokia OYJ, 3.375%, 6/12/2022	3,583,000	3,567,457
	Electronic Equipment, Instruments & Components — 1.3%
[f]	Allegion plc, 3.50%, 10/1/2029	1,420,000	1,375,523
	Ingram Micro, Inc., 5.45%, 12/15/2024	1,951,000	1,592,883
48 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	PerkinElmer, Inc., 3.30%, 9/15/2029	$ 3,040,000	$ 2,851,967
[e,f]	Sensata Technologies B.V., 4.875%, 10/15/2023	3,358,000	3,190,100
[e]	Sensata Technologies, Inc.,Co., 4.375%, 2/15/2030	5,745,000	5,170,500
	Trimble, Inc., 4.75%, 12/1/2024	6,525,000	6,855,638
	Office Electronics — 0.5%
	CDW, LLC / CDW Finance Corp., 4.25%, 4/1/2028	930,000	934,650
	Xerox Corp., 4.50%, 5/15/2021	6,681,000	6,588,802
			44,242,777
	Telecommunication Services — 2.8%
	Diversified Telecommunication Services — 1.5%
[d]	AT&T, Inc., 1.964% (LIBOR 3 Month + 1.18%), 6/12/2024	3,750,000	3,482,632
[e,f]	Digicel Ltd., 6.00%, 4/15/2021	5,750,000	3,097,870
[e]	GTT Communications, Inc., 7.875%, 12/31/2024	3,860,000	2,489,700
	Qwest Corp., 6.75%, 12/1/2021	3,700,000	3,834,310
	Videotron Ltd.,
[e,f]	5.125%, 4/15/2027	2,400,000	2,400,000
[e,f]	5.375%, 6/15/2024	6,000,000	6,028,200
[e,f]	Virgin Media Secured Finance plc, 5.50%, 5/15/2029	1,800,000	1,793,520
	Wireless Telecommunication Services — 1.3%
	America Movil SAB de C.V., 6.45%, 12/5/2022	45,000,000	1,775,359
[e,f]	Digicel International Finance Ltd., 8.75%, 5/25/2024	500,000	447,500
[e,f]	MTN Mauritius Investment Ltd., 4.755%, 11/11/2024	4,125,000	3,630,000
[e,f]	SK Telecom Co. Ltd., 3.75%, 4/16/2023	3,000,000	3,166,170
	Sprint Communications, Inc., 9.25%, 4/15/2022	11,516,000	12,322,120
			44,467,381
	Transportation — 0.8%
	Airlines — 0.8%
	American Airlines Pass Through Trust,
	Series 2013-2 Class A, 4.95%, 7/15/2024	2,418,055	2,457,398
[e]	Series 2013-2 Class B, 5.60%, 7/15/2022	5,132,924	5,094,427
	Continental Airlines Pass Through Trust, Series 2005-ERJ1, 9.798%, 10/1/2022	567,448	565,990
	US Airways Pass Through Trust,
	Series 2010-1 Class A, 6.25%, 10/22/2024	902,494	928,726
	Series 2012-1 Class A, 5.90%, 4/1/2026	1,170,042	1,179,027
	Series 2013-1 Class B, 5.375%, 5/15/2023	2,010,687	1,919,566
	US Airways Pass Through Trust, (MBIA Insurance Corp), Series 2001-1G, 7.076%, 9/20/2022	351,219	352,423
			12,497,557
	Utilities — 2.3%
	Electric Utilities — 2.0%
	Avangrid, Inc.,
	3.15%, 12/1/2024	300,000	298,369
	3.80%, 6/1/2029	1,004,000	1,026,605
	CenterPoint Energy, Inc., 3.60%, 11/1/2021	3,000,000	2,993,825
[e,f]	Colbun S.A., 3.15%, 3/6/2030	2,800,000	2,436,000
[e]	Duquesne Light Holdings, Inc., 6.40%, 9/15/2020	2,000,000	2,042,857
[e,f]	Enel Finance International N.V., 4.625%, 9/14/2025	4,057,000	4,307,745
	Entergy Texas, Inc., 3.45%, 12/1/2027	3,000,000	2,931,066
	Evergy, Inc., 2.45%, 9/15/2024	1,970,000	1,932,561
[e]	Jersey Central Power & Light Co., 4.30%, 1/15/2026	3,013,000	3,256,224
[e]	Midland Cogeneration Venture L.P., 6.00%, 3/15/2025	1,051,912	1,053,046
	PNM Resources, Inc., 3.25%, 3/9/2021	2,835,000	2,852,942
	Puget Energy, Inc., 6.50%, 12/15/2020	2,000,000	2,042,118
	Southern Co., 3.25%, 7/1/2026	3,500,000	3,484,640
	Gas Utilities — 0.3%
[e,f]	Rockpoint Gas Storage Canada Ltd., 7.00%, 3/31/2023	6,587,000	4,792,108
			35,450,106
	Total Corporate Bonds (Cost $886,530,805)		822,952,590
	Convertible Bonds — 1.6%
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 49

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Diversified Financials — 0.7%
	Consumer Finance — 0.7%
	EZCORP, Inc., 2.375%, 5/1/2025	$13,431,000	$ 9,942,260
	Diversified Financial Services — 0.0%
	EZCORP, Inc., 2.875%, 7/1/2024	215,000	166,814
			10,109,074
	Food, Beverage & Tobacco — 0.1%
	Tobacco — 0.1%
[d]	Vector Group Ltd., 1.75%, 4/15/2020	2,260,000	2,255,480
			2,255,480
	Health Care Equipment & Services — 0.0%
	Health Care Providers & Services — 0.0%
[f]	NMC Health Jersey Ltd., 1.875%, 4/30/2025	3,800,000	247,000
			247,000
	Media & Entertainment — 0.7%
	Media — 0.7%
	Comcast Holdings Corp. (Guaranty: Comcast Corp.), 2.00%, 10/15/2029	18,000,000	10,798,200
			10,798,200
	Pharmaceuticals, Biotechnology & Life Sciences — 0.1%
	Biotechnology — 0.1%
	Emergent BioSolutions, Inc., 2.875%, 1/15/2021	1,802,000	1,729,920
			1,729,920
	Total Convertible Bonds (Cost $28,456,550)		25,139,674
	Municipal Bonds — 0.7%
	California Health Facilities Financing Authority, 7.875%, 2/1/2026	1,940,000	2,032,460
	City of Chicago IL GO, Series B, 7.045%, 1/1/2029	3,000,000	3,447,210
	New Jersey Transportation Trust Fund Authority,
	2.551%, 6/15/2023	2,115,000	2,159,796
	2.631%, 6/15/2024	1,565,000	1,607,067
	Oklahoma Development Finance Authority, 8.00%, 5/1/2020	140,000	140,167
	San Bernardino County Redevelopment Agency Successor Agency, Series A, 8.45%, 9/1/2030	1,000,000	1,019,500
	Total Municipal Bonds (Cost $9,733,072)		10,406,200
	U.S. Treasury Securities — 0.3%
	United States Treasury Notes, 2.50%, 5/31/2020	4,865,000	4,885,021
	Total U.S. Treasury Securities (Cost $4,865,584)		4,885,021
	Mortgage Backed — 7.7%
	Angel Oak Mortgage Trust, LLC, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-3 Class A1, 2.708%, 11/25/2047	405,816	391,292
[d,e]	Series 2018-2 Class A1, 3.674%, 7/27/2048	1,527,033	1,466,336
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2018-1 Class A1, 3.763%, 4/25/2048	2,962,627	2,824,719
[d,e]	Series 2018-1 Class A3, 4.218%, 4/25/2048	1,046,349	979,366
[d,e]	Series 2019-1 Class A1, 3.805%, 1/25/2049	2,968,409	2,817,441
[d,e]	Series 2019-3 Class A1, 2.962%, 10/25/2048	6,649,514	6,092,929
[d]	Bear Stearns ARM Trust, Whole Loan Securities Trust CMO, Series 2003-6 Class 2B1, 4.774%, 8/25/2033	51,147	44,637
[e]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50%, 3/25/2058	6,814,677	6,712,629
[d,e]	CFCRE Commercial Mortgage Trust, Series 2011-C1 Class C, 6.089%, 4/15/2044	6,200,000	6,216,907
[d,e]	CIM Trust, Whole Loan Securities Trust CMO, Series 18-INV1 Class A4, 4.00%, 8/25/2048	1,327,644	1,300,815
	Citigroup Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO,
[d]	Series 2004-HYB2 Class B1, 4.05%, 3/25/2034	41,142	32,524
[d,e]	Series 2014-A Class A, 4.00%, 1/25/2035	987,150	981,835
[d,e]	COLT Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO, Series 2018-3 Class M2, 4.583%, 10/26/2048	940,000	674,659
[d,e]	Credit Suisse Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-HL2 Class A3, 3.50%, 10/25/2047	2,175,592	2,153,264
[d,e]	Ellington Financial Mortgage Trust 2019-2, Whole Loan Securities Trust CMO, Series 2019-2 Class A1, 2.739%, 11/25/2059	5,037,470	4,828,018
50 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,e]	Ellington Financial Mortgage Trust,Whole Loan Securities Trust CMO, Series 2018-1 Class A1FX, 4.14%, 10/25/2058	$ 375,477	$ 371,671
[d,i]	Federal Home Loan Mtg Corp. Multifamily Structured Pass Through Certificates IO, Series KIR1 Class X, 1.067%, 3/25/2026	35,673,002	1,851,572
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
[d,e]	Series 2017-SC01 Class M1, 3.587%, 12/25/2046	1,158,388	1,152,595
	Series 2017-SC02 Class 2A1, 3.50%, 5/25/2047	328,000	325,510
[d,e]	Series 2017-SC02 Class M1, 3.811%, 5/25/2047	399,419	399,211
	Federal National Mtg Assoc. CMO REMIC, Series 1994-37 Class L, 6.50%, 3/25/2024	800	864
[d,e]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00%, 3/25/2047	1,216,054	1,187,020
[d,e]	FREMF Mortgage Trust, Series 2016-KF24 Class B, 6.515% (LIBOR 1 Month + 5.00%), 10/25/2026	533,994	502,744
[d,e]	Galton Funding Mortgage Trust, Whole Loan Securities Trust CMO, Series 2018-1 Class A43, 3.50%, 11/25/2057	906,522	877,928
	GCAT LLC, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-NQM1 Class A1, 2.985%, 2/25/2059	5,032,706	5,152,261
[d,e]	Series 2019-NQM3 Class A1, 2.686%, 11/25/2059	3,664,631	3,713,763
[d,e]	GCAT Trust, Whole Loan Securities Trust CMO, Series 2019-NQM2 Class A1, 2.855%, 9/25/2059	4,932,780	5,002,967
	GS Mortgage Securities Trust, Series 2016-GS3 Class A2, 2.484%, 10/10/2049	2,875,000	2,883,453
	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2018-1 Class A1, 3.766%, 6/25/2048	1,064,632	1,055,842
[d,e]	Series 2018-1 Class A3, 3.999%, 6/25/2048	4,231,914	4,124,088
[d,e]	Series 2018-1 Class M1, 4.548%, 6/25/2048	1,000,000	856,376
[d,e]	Series 2019-1 Class A1, 3.454%, 1/25/2059	4,316,619	4,251,556
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-2 Class A6, 3.00%, 5/25/2047	1,644,192	1,634,108
[d,e]	Series 2017-6 Class A5, 3.50%, 12/25/2048	1,749,885	1,771,321
[d,e]	Mello Mortgage Capital Acceptance, Whole Loan Securities Trust CMO, Series 2018-MTG1 Class A3, 3.50%, 3/25/2048	1,754,893	1,721,667
[d]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 4.322%, 8/25/2034	106,043	83,327
[d,e]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75%, 4/25/2058	1,676,854	1,659,450
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-3A Class A1, 4.00%, 4/25/2057	2,144,293	2,119,522
[d,e]	Series 2017-4A Class A1, 4.00%, 5/25/2057	2,011,165	2,085,270
[d,e]	Series 2017-5A Class A1, 2.447% (LIBOR 1 Month + 1.50%), 6/25/2057	1,352,564	1,323,704
[d,e]	Series 2017-6A Class A1, 4.00%, 8/27/2057	898,571	926,124
[d,e]	Series 2018-1A Class A1A, 4.00%, 12/25/2057	1,660,006	1,642,622
[d,e]	Series 2018-NQM1 Class A1, 3.986%, 11/25/2048	3,954,393	3,940,760
[a]	Reilly 1997 A Mtg 1, 6.896%, 7/1/2020	15,521	15,521
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-4 Class A4, 3.50%, 7/25/2047	1,001,131	987,758
[d,e]	Series 2017-5 Class A4, 3.50%, 8/25/2047	2,338,381	2,303,766
[d,e]	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class A1, 2.703%, 9/25/2059	4,644,632	4,515,453
[d,e]	Spruce Hill Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO, Series 2020-SH1 Class A1, 2.521%, 1/28/2050	6,369,436	6,053,844
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-2A Class A1, 2.485%, 7/25/2047	987,802	947,641
[d,e]	Series 2018-2 Class A1, 3.677%, 6/1/2058	2,706,350	2,625,488
[d,e]	Series 2018-3 Class A1, 4.108%, 10/25/2058	1,658,288	1,605,794
[d,e]	Series 2019-3 Class A1, 2.784%, 7/25/2059	5,082,968	4,931,894
	Wells Fargo Commercial Mortgage Trust, Series 2016-C34 Class A2, 2.603%, 6/15/2049	6,458,000	6,452,044
	Total Mortgage Backed (Cost $123,907,030)		120,573,870
	Loan Participations — 4.5%
	Commercial & Professional Services — 1.2%
	Professional Services — 1.2%
[j]	Par Pacific Holdings, Inc., 8.60% (LIBOR 3 Month + 6.75%), 1/12/2026	4,671,039	3,176,307
[j]	R.R. Donnelley & Sons Company, 5.989% (LIBOR 1 Month + 5.00%), 1/15/2024	2,962,500	2,562,563
	RGIS Services, LLC,
[j]	8.95% (LIBOR 3 Month + 7.50%), 3/31/2023	2,136,603	1,452,890
[j]	9.119% (LIBOR 3 Month + 7.50%), 3/31/2023	1,058,548	719,812
[j]	9.277% (LIBOR 3 Month + 7.50%), 3/31/2023	928,958	631,691
[f,j]	Titan Acquisition Co., Ltd., 5.45% (LIBOR 3 Month + 4.00%), 5/1/2026	8,757,787	7,466,014
[j]	Vericast Corp., 6.463% (LIBOR 3 Month + 4.75%), 11/3/2023	3,343,352	2,013,333
			18,022,610
	Consumer Services — 0.4%
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 51

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Hotels, Restaurants & Leisure — 0.4%
[j]	Hanjin International Corp., 3.489% (LIBOR 1 Month + 2.50%), 10/18/2020	$ 7,845,000	$ 6,119,100
			6,119,100
	Energy — 0.2%
	Energy Equipment & Services — 0.1%
	McDermott Technology Americas, Inc.,
[j]	10.647% (LIBOR 3 Month + 9.00%), 10/21/2020	239,266	216,057
[j]	10.647% (LIBOR 3 Month + 9.00%), 10/22/2020	1,068,435	964,797
[j]	10.806% (LIBOR 3 Month + 9.00%), 10/21/2020	202,455	182,817
	Oil, Gas & Consumable Fuels — 0.1%
[j]	Citgo Holding, Inc., 8.00% (LIBOR 1 Month + 7.00%), 8/1/2023	1,990,000	1,605,273
[a,g,j]	Malamute Energy, Inc., 2.95% (LIBOR 3 Month + 1.50% PIK), 11/22/2022	21,523	21,523
			2,990,467
	Food, Beverage & Tobacco — 0.2%
	Food Products — 0.2%
[j]	BellRing Brands, LLC, 6.00% (LIBOR 1 Month + 5.00%), 10/21/2024	3,441,437	3,209,141
			3,209,141
	Media & Entertainment — 0.2%
	Media — 0.2%
[j]	Lamar Media Corp., 2.516% (LIBOR 1 Month + 1.50%), 2/5/2027	3,360,000	3,183,600
			3,183,600
	Real Estate — 0.4%
	Equity Real Estate Investment Trusts — 0.4%
[j]	CoreCivic, Inc., 5.50% (LIBOR 1 Month + 4.50%), 12/12/2024	2,962,500	2,577,375
[j]	GEO Group, Inc., 2.99% (LIBOR 1 Month + 2.00%), 3/22/2024	4,588,175	3,736,885
			6,314,260
	Retailing — 0.0%
	Specialty Retail — 0.0%
[j]	Office Depot, Inc., 6.25% (LIBOR 1 Month + 5.25%), 11/8/2022	775,197	736,437
			736,437
	Software & Services — 0.9%
	Interactive Media & Services — 0.2%
[j,k]	SCIH Salt Holdings, Inc., 5.241% (LIBOR 3 Month + 4.50%), 3/16/2027	3,630,000	3,194,400
	Internet Software & Services — 0.4%
[j]	Dun & Bradstreet Corporation (The), 4.959% (LIBOR 1 Month + 4.00%), 2/6/2026	6,510,000	5,834,587
	Software — 0.3%
[j,k]	Solera, LLC, 4.363% (LIBOR 3 Month + 2.75%), 3/3/2023	5,228,284	4,875,375
			13,904,362
	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.6%
[j]	Colorado Buyer, Inc., 8.25% (LIBOR 1 Month + 7.25%), 5/1/2025	3,000,000	1,063,320
[f,j,k]	Intelsat Jackson Holdings S.A., 6.432% (LIBOR 3 Month + 4.50%), 1/2/2024	9,800,000	8,957,200
			10,020,520
	Utilities — 0.4%
	Electric Utilities — 0.4%
[j]	Pacific Gas & Electric Co., 3.12% (LIBOR 1 Month + 2.25%), 12/31/2020	6,000,000	5,809,980
			5,809,980
	Total Loan Participations (Cost $81,946,868)		70,310,477
	Exchange-Traded Funds — 0.7%
	iShares iBoxx High Yield Corporate Bond ETF	152,631	11,763,271
	Total Exchange-Traded Funds (Cost $12,914,414)		11,763,271
52 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Short-Term Investments — 8.9%
[l]	Thornburg Capital Management Fund	13,837,826	$ 138,378,260
	Total Short-Term Investments (Cost $138,378,260)		138,378,260
	Total Investments — 99.4% (Cost $1,651,632,710)		$1,549,880,841
	Other Assets Less Liabilities — 0.6%		9,828,683
	Net Assets — 100.0%		$1,559,709,524

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2020
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	SSB	Sell	856,000	9/23/2020	949,582	$ —	$ (7,677)
Euro	SSB	Sell	1,239,900	9/23/2020	1,375,452	—	(35,466)

Total						—	$ (43,143)

Net unrealized appreciation (depreciation)							$ (43,143)

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
b	Non-income producing.
c	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
d	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2020.
e	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2020, the aggregate value of these securities in the Fund’s portfolio was $911,352,145, representing 58.43% of the Fund’s net assets.
f	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
g	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2020.
h	Bond in default.
i	Interest only.
j	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2020.
k	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be effective at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR") plus a premium which was determined at the time of purchase.
l	Investment in Affiliates.
See notes to financial statements.	Thornburg Fixed Income Funds Semi-Annual Report | 53

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2020 (Unaudited)
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ARM	Adjustable Rate Mortgage
CMO	Collateralized Mortgage Obligation
FCB	Farm Credit Bank
GO	General Obligation
IO	Interest Only Security
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MTN	Medium-Term Note
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SPV	Special Purpose Vehicle
VA	Veterans Affairs
54 | Thornburg Fixed Income Funds Semi-Annual Report	See notes to financial statements.

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Thornburg Fixed Income Funds Semi-Annual Report  |  55

Statements of Assets and Liabilities
March 31, 2020 (Unaudited)
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND	THORNBURG STRATEGIC INCOME FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 298,263,615	$ 5,643,913,949	$ 28,143,866	$ 1,513,254,450
Non-controlled affiliated issuers	-	184,706,629	1,908,228	138,378,260
Investments at value
Non-affiliated issuers	303,508,018	5,604,570,657	27,636,878	1,411,502,581
Non-controlled affiliated issuers	-	184,706,629	1,908,228	138,378,260
Cash	-	995,073	-	-
Receivable for investments sold	2,459	261,877,135	404,435	181,762
Receivable for fund shares sold	7,240,599	52,094,856	789	15,300,766
Receivable from investment advisor	-	-	712	-
Dividends receivable	880	814,657	3,895	373,663
Interest receivable	889,787	27,055,583	104,816	13,986,797
Prepaid expenses and other assets	68,692	336,293	37,037	200,437
Total Assets	311,710,435	6,132,450,883	30,096,790	1,579,924,266
Liabilities
Unrealized depreciation on forward currency contracts	-	-	-	43,143
Payable for investments purchased	17,603,032	133,105,233	159,145	14,254,289
Payable for fund shares redeemed	758,645	13,809,669	16,243	4,389,250
Payable to investment advisor and other affiliates	126,205	2,436,031	-	845,995
Accounts payable and accrued expenses	65,757	167,157	27,603	82,487
Dividends payable	74,728	1,600,827	2,743	599,578
Total Liabilities	18,628,367	151,118,917	205,734	20,214,742
Net Assets	$ 293,082,068	$ 5,981,331,966	$ 29,891,056	$ 1,559,709,524
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 300,562,903	$ 5,991,184,240	$ 30,304,854	$ 1,681,861,015
Accumulated loss	(7,480,835)	(9,852,274)	(413,798)	(122,151,491)
Net Assets	$ 293,082,068	$ 5,981,331,966	$ 29,891,056	$ 1,559,709,524
56   |  Thornburg Fixed Income Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2020 (Unaudited)
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND	THORNBURG STRATEGIC INCOME FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 71,276,437	$ 574,830,430	$ 5,724,380	$ 201,081,731
Shares outstanding	5,386,056	43,137,283	470,637	17,978,819
Net asset value and redemption price per share	$ 13.23	$ 13.33	$ 12.16	$ 11.18
Maximum offering price per share (net asset value, plus 1.50% of offering price)	$ 13.43	$ 13.53	$ 12.35	$ 11.71 *
Class C Shares:
Net assets applicable to shares outstanding	16,953,992	338,972,510	-	101,327,590
Shares outstanding	1,273,554	25,477,582	-	9,075,721
Net asset value and redemption price per share**	13.31	13.30	-	11.16
Class I Shares:
Net assets applicable to shares outstanding	191,044,983	4,687,194,055	24,166,676	1,197,957,192
Shares outstanding	14,436,724	351,659,123	1,988,009	107,424,970
Net asset value and redemption price per share	13.23	13.33	12.16	11.15
Class R3 Shares:
Net assets applicable to shares outstanding	9,110,194	86,059,798	-	1,080,604
Shares outstanding	687,987	6,453,623	-	96,748
Net asset value and redemption price per share	13.24	13.34	-	11.17
Class R4 Shares:
Net assets applicable to shares outstanding	2,837,729	4,483,271	-	1,270,111
Shares outstanding	214,496	336,582	-	113,784
Net asset value and redemption price per share	13.23	13.32	-	11.16
Class R5 Shares:
Net assets applicable to shares outstanding	1,858,733	176,517,407	-	35,829,335
Shares outstanding	140,361	13,248,096	-	3,211,019
Net asset value and redemption price per share	13.24	13.32	-	11.16
Class R6 Shares:
Net assets applicable to shares outstanding	-	113,274,495	-	21,162,961
Shares outstanding	-	8,482,916	-	1,891,865
Net asset value and redemption price per share	-	13.35	-	11.19

*	Net asset value, plus 4.50% of offering price.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Fixed Income Funds Semi-Annual Report  |  57

Statements of Operations
Six Months Ended March 31, 2020 (Unaudited)
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND	THORNBURG STRATEGIC INCOME FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 880	$ -	$ -	$ 587,186
Non-controlled affiliated issuers	-	1,529,758	29,767	1,861,772
Interest income	2,793,870	80,664,863	413,212	29,080,722
Total Income	2,794,750	82,194,621	442,979	31,529,680
EXPENSES
Investment management fees	459,929	9,506,723	63,983	5,423,278
Administration fees	108,122	2,566,013	14,094	706,563
Distribution and service fees
Class A Shares	82,755	745,505	7,123	268,426
Class C Shares	37,356	880,281	-	570,913
Class R3 Shares	22,789	165,732	-	3,804
Class R4 Shares	3,124	8,006	-	1,649
Transfer agent fees
Class A Shares	26,514	176,835	11,555	70,795
Class C Shares	4,147	89,344	-	32,331
Class I Shares	47,495	1,362,751	4,937	429,487
Class R3 Shares	4,221	23,272	-	1,060
Class R4 Shares	4,029	14,611	-	3,265
Class R5 Shares	4,904	91,756	-	8,220
Class R6 Shares	-	3,749	-	2,107
Registration and filing fees
Class A Shares	6,334	10,036	7,868	7,535
Class C Shares	6,173	8,547	-	6,403
Class I Shares	6,958	25,638	8,181	17,689
Class R3 Shares	6,122	6,504	-	6,300
Class R4 Shares	6,239	6,365	-	6,260
Class R5 Shares	6,280	6,431	-	6,298
Class R6 Shares	-	6,307	-	6,226
Custodian fees	28,058	152,447	26,403	79,311
Professional fees	24,344	76,170	21,925	56,080
Trustee and officer fees	7,432	172,601	1,033	44,483
Other expenses	19,304	245,377	5,888	70,443
Total Expenses	922,629	16,351,001	172,990	7,828,926
Less:
Expenses reimbursed	(30,181)	(271,034)	(46,634)	(600,683)
Investment management fees waived	-	-	(39,254)	(1,430,100)
Net Expenses	892,448	16,079,967	87,102	5,798,143
Net Investment Income (Loss)	$ 1,902,302	$ 66,114,654	$ 355,877	$ 25,731,537
58   |  Thornburg Fixed Income Funds Semi-Annual Report

Statements of Operations, Continued
Six Months Ended March 31, 2020 (Unaudited)
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND	THORNBURG STRATEGIC INCOME FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ 217,502	$ 38,571,622	$ 108,025	$ 4,629,647
Forward currency contracts	-	-	-	79,435
Foreign currency transactions	-	-	-	(10,263)
Net realized gain (loss)	217,502	38,571,622	108,025	4,698,819
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments	2,864,023	(128,977,795)	(831,111)	(107,442,965)
Forward currency contracts	-	-	-	(160,598)
Foreign currency translations	-	-	-	(5,912)
Change in net unrealized appreciation (depreciation)	2,864,023	(128,977,795)	(831,111)	(107,609,475)
Net Realized and Unrealized Gain (Loss)	3,081,525	(90,406,173)	(723,086)	(102,910,656)
Change in Net Assets Resulting from Operations	$ 4,983,827	$ (24,291,519)	$ (367,209)	$ (77,179,119)
See notes to financial statements.
Thornburg Fixed Income Funds Semi-Annual Report  |  59

Statements of Changes in Net Assets

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND		THORNBURG LIMITED TERM INCOME FUND
	Six Months Ended March 31, 2020*	Year Ended September 30, 2019	Six Months Ended March 31, 2020*	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 1,902,302	$ 3,769,019	$ 66,114,654	$ 140,405,650
Net realized gain (loss)	217,502	(533,177)	38,571,622	40,927,563
Net change in unrealized appreciation (depreciation)	2,864,023	8,550,764	(128,977,795)	140,547,442
Net Increase (Decrease) in Net Assets Resulting from Operations	4,983,827	11,786,606	(24,291,519)	321,880,655
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(571,456)	(1,199,716)	(10,502,619)	(15,727,847)
Class C Shares	(107,428)	(255,887)	(5,858,846)	(9,006,464)
Class I Shares	(1,514,287)	(2,750,402)	(87,218,480)	(112,128,865)
Class R3 Shares	(73,487)	(151,499)	(1,084,208)	(1,869,318)
Class R4 Shares	(20,170)	(38,072)	(113,424)	(212,808)
Class R5 Shares	(9,594)	(25,660)	(2,153,359)	(3,178,918)
Class R6 Shares	-	-	(1,351,003)	(1,237,001)
FUND SHARE TRANSACTIONS
Class A Shares	4,416,239	(5,683,527)	(57,151,640)	(55,963,967)
Class C Shares	1,179,189	(4,644,010)	(9,789,572)	(96,148,218)
Class I Shares	44,089,349	9,185,352	334,999,635	633,212,444
Class R3 Shares	(159,699)	(143,550)	23,609,605	(26,586,996)
Class R4 Shares	518,566	(289,505)	(3,471,634)	(214,678)
Class R5 Shares	949,120	187,963	73,668,172	(10,373,438)
Class R6 Shares	-	-	55,395,139	29,403,168
Net Increase in Net Assets	53,680,169	5,978,093	284,686,247	651,847,749
NET ASSETS
Beginning of Period	239,401,899	233,423,806	5,696,645,719	5,044,797,970
End of Period	$ 293,082,068	$ 239,401,899	$ 5,981,331,966	$ 5,696,645,719

*	Unaudited.
See notes to financial statements.
60   |  Thornburg Fixed Income Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG LOW DURATION INCOME FUND		THORNBURG STRATEGIC INCOME FUND
	Six Months Ended March 31, 2020*	Year Ended September 30, 2019	Six Months Ended March 31, 2020*	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 355,877	$ 820,295	$ 25,731,537	$ 48,095,037
Net realized gain (loss)	108,025	122,581	4,698,819	5,209,645
Net change in unrealized appreciation (depreciation)	(831,111)	476,950	(107,609,475)	25,866,150
Net Increase (Decrease) in Net Assets Resulting from Operations	(367,209)	1,419,826	(77,179,119)	79,170,832
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(102,498)	(198,275)	(3,404,054)	(6,894,360)
Class C Shares	-	-	(1,384,427)	(3,682,212)
Class I Shares	(368,406)	(631,318)	(21,617,215)	(36,220,081)
Class R3 Shares	-	-	(21,980)	(59,577)
Class R4 Shares	-	-	(19,080)	(47,973)
Class R5 Shares	-	-	(456,919)	(316,965)
Class R6 Shares	-	-	(407,153)	(448,157)
FUND SHARE TRANSACTIONS
Class A Shares	(2,120,095)	721,326	(971,835)	12,482,392
Class C Shares	-	-	(10,837,368)	(34,400,304)
Class I Shares	(20,687)	1,670,436	137,064,800	355,456,316
Class R3 Shares	-	-	(491,854)	(347,860)
Class R4 Shares	-	-	74,905	(926,459)
Class R5 Shares	-	-	27,094,604	3,578,573
Class R6 Shares	-	-	1,047,070	11,717,095
Net Increase (Decrease) in Net Assets	(2,978,895)	2,981,995	48,490,375	379,061,260
NET ASSETS
Beginning of Period	32,869,951	29,887,956	1,511,219,149	1,132,157,889
End of Period	$ 29,891,056	$ 32,869,951	$ 1,559,709,524	$ 1,511,219,149

*	Unaudited.
See notes to financial statements.
Thornburg Fixed Income Funds Semi-Annual Report  |  61

Notes to Financial Statements
March 31, 2020 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Limited Term U.S. Government Fund (the “Limited Term U.S. Government Fund”), Thornburg Limited Term Income Fund (the “Limited Term Income Fund”), Thornburg Low Duration Income Fund (the “Low Duration Income Fund”) and Thornburg Strategic Income Fund (the “Strategic Income Fund”), collectively the (“Funds”), are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently four of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Limited Term U.S. Government Fund: The Fund’s primary objective is to provide a high level of current income as is consistent, in the view of the Trust’s investment advisor, Thornburg Investment Management, Inc. (the “Advisor”), with safety of capital. As a secondary objective, the Fund seeks to reduce changes in their share prices compared to longer term portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, liquidity risk, and structured products risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Limited Term Income Fund: The Fund’s primary objective is to provide a high level of current income as is consistent, in the view of the Advisor with safety of capital. As a secondary objective, the Fund seeks to reduce changes in their share prices compared to longer term portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, risks affecting specific issuers, foreign investment risk, liquidity risk, and structured products risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Low Duration Income Fund: The Fund’s primary objective is to seek current income, consistent with preservation of capital. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, risks affecting specific issuers, foreign investment risk, liquidity risk, and structured products risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Strategic Income Fund: The Fund’s primary objective is to seek a high level of current income. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, high-yield risk, market and economic risk, risks affecting specific issuers, liquidity risk, small and mid-cap company risk, foreign investment risk, developing country risk, structured products risk, and derivatives risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
The Funds currently offer from one to seven classes of shares of beneficial interest:
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
At March 31, 2020, the following class of shares are offered in each respective Fund:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Limited Term U.S. Government Fund	X	X	X	X	X	X
Limited Term Income Fund	X	X	X	X	X	X	X
Low Duration Income Fund	X		X
Strategic Income Fund	X	X	X	X	X	X	X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including
62   |  Thornburg Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign investments, they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Funds. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Unfunded Loan Commitments: The Strategic Income Fund has entered into a loan commitment with Malamute Energy, Inc., of which at March 31, 2020, $21,523 of the $43,227 par commitment had been funded. The maturity date is June 30, 2020.
Thornburg Fixed Income Funds Semi-Annual Report  |  63

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2020 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
64   |  Thornburg Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Funds may be traded on days and at times when the Funds are not open for business. Consequently, the value of Funds’ investments may be significantly affected on days when shareholders cannot purchase or sell Funds’ shares.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
Thornburg Fixed Income Funds Semi-Annual Report  |  65

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of March 31, 2020:
LIMITED TERM U.S. GOVERNMENT FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Corporate Bonds	$ 3,745,000	$ —	$ 3,745,000	$ —
U.S. Treasury Securities	39,714,611	39,714,611	—	—
U.S. Government Agencies	32,757,590	—	32,757,590	—
Mortgage Backed	200,608,096	—	200,608,096	—
Short-Term Investments	26,682,721	17,682,721	9,000,000	—
Total Investments in Securities	$ 303,508,018	$ 57,397,332	$ 246,110,686	$ —
Total Assets	$ 303,508,018	$ 57,397,332	$ 246,110,686	$—

LIMITED TERM INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Asset Backed Securities	$ 1,142,797,190	$ —	$ 1,130,067,096	$ 12,730,094
Corporate Bonds	2,538,003,820	—	2,517,170,296	20,833,524
Municipal Bonds	78,393,820	—	78,393,820	—
Other Government	33,981,467	—	33,981,467	—
U.S. Treasury Securities	691,832,641	691,832,641	—	—
U.S. Government Agencies	33,853,764	—	30,602,339	3,251,425
Mortgage Backed	1,062,572,185	—	1,062,572,185	—
Loan Participations	23,135,770	—	23,135,770	—
Short-Term Investments	184,706,629	184,706,629	—	—
Total Investments in Securities	$ 5,789,277,286	$ 876,539,270	$ 4,875,922,973	$ 36,815,043(a)
Total Assets	$ 5,789,277,286	$ 876,539,270	$ 4,875,922,973	$36,815,043

(a)	Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended March 31, 2020 is not presented.

LOW DURATION INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Asset Backed Securities	$ 12,926,802	$ —	$ 12,839,002	$ 87,800
Corporate Bonds	9,330,073	—	9,330,073	—
Municipal Bonds	423,228	—	423,228	—
U.S. Treasury Securities	1,103,764	1,103,764	—	—
U.S. Government Agencies	465,805	—	465,805	—
Mortgage Backed	3,387,206	—	3,387,206	—
Short-Term Investments	1,908,228	1,908,228	—	—
Total Investments in Securities	$ 29,545,106	$ 3,011,992	$ 26,445,314	$ 87,800(a)
Total Assets	$ 29,545,106	$ 3,011,992	$ 26,445,314	$87,800

(a)	Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended March 31, 2020 is not presented.

66  |  Thornburg Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
STRATEGIC INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 8,893	$ —	$ —	$ 8,893
Preferred Stock	21,216,375	12,502,378	8,713,997	—
Asset Backed Securities	324,246,210	—	314,952,097	9,294,113
Corporate Bonds	822,952,590	—	819,702,281	3,250,309
Convertible Bonds	25,139,674	—	25,139,674	—
Municipal Bonds	10,406,200	—	10,406,200	—
U.S. Treasury Securities	4,885,021	4,885,021	—	—
Mortgage Backed	120,573,870	—	120,558,349	15,521
Loan Participations	70,310,477	—	70,288,954	21,523
Exchange-Traded Funds	11,763,271	11,763,271	—	—
Short-Term Investments	138,378,260	138,378,260	—	—
Total Investments in Securities	$ 1,549,880,841	$ 167,528,930	$ 1,369,761,552	$ 12,590,359
Total Assets	$ 1,549,880,841	$ 167,528,930	$ 1,369,761,552	$ 12,590,359
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (43,143)	$ —	$ (43,143)	$ —
Total Liabilities	$ (43,143)	$ —	$ (43,143)	$—
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2020 is as follows:
STRATEGIC INCOME FUND	COMMON STOCK	MORTGAGE BACKED	ASSET BACKED SECURITIES	CORPORATE BONDS	LOAN PARTICIPATIONS	TOTAL (e)
Beginning Balance 9/30/2019	$ 8,893	$ 46,280	$ 4,784,651	$ 10,672,785	$ 21,360	$ 15,533,969
Accrued Discounts (Premiums)	–	(84)	642	22,306	–	22,864
Net Realized Gain (Loss)(a)	–	(76)	8,313	–	–	8,237
Gross Purchases	–	–	6,000,000	522,249	163	6,522,412
Gross Sales	–	(30,759)	(681,113)	(40,811)	–	(752,683)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	–	160	(818,380)	(663,587)	–	(1,481,807)
Transfers into Level 3	–	–	–	–	–	–
Transfers out of Level 3(d)	–	–	–	(7,262,633)	–	(7,262,633)
Ending Balance 3/31/2020	$ 8,893	$ 15,521	$ 9,294,113	$ 3,250,309	$ 21,523	$ 12,590,359

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2020.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2020.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2020, which were valued using significant unobservable inputs, was $(1,485,443). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the six months ended March 31, 2020.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2020. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 0.81% of total net assets at the six months ended March 31, 2020. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
Thornburg Fixed Income Funds Semi-Annual Report  |  67

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment management agreement, the Advisor serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. Under the investment advisory agreement, Funds pay the Advisor a management fee based on the average daily net assets of the Funds at an annual rate as shown in the following table:
LIMITED TERM U.S. GOVERNMENT FUND		LIMITED TERM INCOME FUND		LOW DURATION INCOME FUND		STRATEGIC INCOME FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.375%	Up to $500 million	0.500%	Up to $1 Billion	0.400%	Up to $500 million	0.750%
Next $1 billion	0.325	Next $500 million	0.450	Next $500 million	0.300	Next $500 million	0.675
Over $2 billion	0.275	Next $500 million	0.400	Next $500 million	0.250	Next $500 million	0.625
		Next $500 million	0.350	Over $2 billion	0.225	Next $500 million	0.575
		Over $2 billion	0.275			Over $2 billion	0.500
The Funds’ effective management fees of as a percentage of the Funds’ average daily net assets (before applicable management fee waivers) for the six months ended March 31, 2020 were as shown in the following table. Total management fees incurred by the Funds for the six months ended March 31, 2020 are set forth in the Statement of Operations.
Effective Management Fee
Limited Term U.S. Government Fund	0.375%
Limited Term Income Fund	0.327
Low Duration Income Fund	0.400
Strategic Income Fund	0.676
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Funds’ shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative service fees incurred by each class of shares of the Funds for the six months ended March 31, 2020, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the six months ended March 31, 2020, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C shares as follows:
	LIMITED TERM U.S. GOVERNMENT FUND	LIMITED TERM INCOME FUND	LOW DURATION INCOME FUND	STRATEGIC INCOME FUND
Commissions	$ 471	$ 2,649	$ 89	$ 25,305
CDSC fees	6	7,200	—	3,926
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Limited Term U.S. Government Fund, Limited Term Income Fund and Strategic Income Fund and .20 of 1% per annum of the average daily net assets attributable to the applicable Class A and Class I of the Low Duration Income Fund for payments made by the
68   |  Thornburg Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2020, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Funds’ shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable to each Fund’s Class C and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and R3 shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the six months ended March 31, 2020, are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Funds. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor before February 1, 2021, unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the six months ended March 31, 2020 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown on the following table:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Limited Term U.S. Government Fund	—%	—%	—%	0.99%	0.99%	0.67%	—%
Limited Term Income Fund	—	—	0.49	0.99	0.99	0.49	0.42
Low Duration Income Fund	0.70	—	0.50	—	—	—	—
Strategic Income Fund	1.05	1.80	0.60	1.25	1.25	0.60	0.53
For the six months ended March 31, 2020, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Limited Term U.S. Government Fund	$ —	$ —	$ —	$ 12,061	$ 7,625	$ 10,495	$ —
Limited Term Income Fund	—	—	160,688	12,717	11,247	69,035	17,347
Low Duration Income Fund	22,561	—	24,073	—	—	—	—
Strategic Income Fund	245,026	130,232	1,945,934	8,080	8,511	46,737	43,973
Voluntary:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Low Duration Income Fund	$ 8,747	$ —	$ 30,507	$ —	$ —	$ —	$ —
Strategic Income Fund	53,343	28,359	303,326	378	328	6,383	5,593
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately 7.88% for Limited Term U.S. Government Fund, 0.08% for Limited Term Income Fund, 34.29% for Low Duration Income Fund, 1.03% for Strategic Income Fund.
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2020, Limited Term U.S. Government Fund had transactions with affiliated funds of $18,127,798 in purchases and $1,336,324 in sales generating no realized gains or losses, Limited Term Income Fund had transactions with affiliated funds of $235,285 in purchases and $8,377,471 in sales generating realized gains of $228,759, Low Duration Income Fund had transactions with affiliated funds of $151,271 in purchases and $653,597 in sales generating realized gains of $30,291, Strategic Income Fund had transactions with affiliated funds of $7,107,831 in sales generating realized gains of $147,575.
Thornburg Fixed Income Funds Semi-Annual Report  |  69

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Funds’ invested for cash management purposes during the period:
LIMITED TERM INCOME FUND	Market Value 9/30/19	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/20	Dividend Income
Thornburg Capital Mgmt. Fund	$ -	$933,994,958	$(749,288,329)	$-	$-	$184,706,629	$1,529,758
LOW DURATION INCOME FUND
Thornburg Capital Mgmt. Fund	$ 4,400,701	$ 10,173,623	$ (12,666,096)	$-	$-	$ 1,908,228	$ 29,767
STRATEGIC INCOME FUND
Thornburg Capital Mgmt. Fund	$202,542,770	$378,072,200	$(442,236,710)	$-	$-	$138,378,260	$1,861,772
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the six month period ended March 31, 2020, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2020, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Limited Term U.S. Government Fund	$ 298,263,615	$ 6,023,762	$ (779,359)	$ 5,244,403
Limited Term Income Fund	5,828,620,578	109,230,296	(148,573,588)	(39,343,292)
Low Duration Income Fund	30,052,094	120,795	(627,783)	(506,988)
Strategic Income Fund	1,651,632,710	12,630,433	(114,382,302)	(101,751,869)
At March 31, 2020, the Strategic Income Fund had deferred tax basis late-year ordinary losses losses occurring subsequent to October 31, 2018 through September 30, 2019 of $1,413,244. For tax purposes, such losses will be recognized in the year ending September 30, 2020.
At March 31, 2020, the Funds had deferred tax basis capital losses occurring subsequent to October 31, 2018 through September 30, 2019 per the following table. For tax purposes, such losses will be recognized in the year ending September 30, 2020.
Capital Losses
Limited Term U.S. Government Fund	$ 1,001,586
At March 31, 2020, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Limited Term U.S. Government Fund	$ 2,368,435	$ 9,134,051
Strategic Income Fund	—	21,517,681
Foreign Withholding Taxes: The Funds are subject to foreign tax withholding imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on
70   |  Thornburg Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
applicable foreign tax laws. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Funds would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Funds have recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Funds are subject to a tax imposed on net realized gains of securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2020, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
LIMITED TERM U.S. GOVERNMENT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	876,782	$ 11,534,436	1,721,046	$ 22,033,056
Shares issued to shareholders in reinvestment of dividends	41,717	548,202	88,399	1,142,632
Shares repurchased	(582,608)	(7,666,399)	(2,246,645)	(28,859,215)
Net increase (decrease)	335,891	$ 4,416,239	(437,200)	$ (5,683,527)
Class C Shares
Shares sold	361,296	$ 4,788,355	318,393	$ 4,102,384
Shares issued to shareholders in reinvestment of dividends	7,359	97,279	17,901	232,658
Shares repurchased	(280,562)	(3,706,445)	(692,937)	(8,979,052)
Net increase (decrease)	88,093	$ 1,179,189	(356,643)	$ (4,644,010)
Class I Shares
Shares sold	5,622,975	$ 74,025,153	3,482,631	$ 44,982,797
Shares issued to shareholders in reinvestment of dividends	86,531	1,137,380	151,069	1,954,051
Shares repurchased	(2,365,658)	(31,073,184)	(2,934,949)	(37,751,496)
Net increase (decrease)	3,343,848	$ 44,089,349	698,751	$ 9,185,352
Class R3 Shares
Shares sold	150,646	$ 1,982,497	225,399	$ 2,909,281
Shares issued to shareholders in reinvestment of dividends	5,100	67,054	9,883	127,893
Shares repurchased	(168,362)	(2,209,250)	(246,350)	(3,180,724)
Net increase (decrease)	(12,616)	$ (159,699)	(11,068)	$ (143,550)
Class R4 Shares
Shares sold	67,636	$ 889,047	63,299	$ 813,546
Shares issued to shareholders in reinvestment of dividends	1,492	19,605	2,778	35,914
Shares repurchased	(29,719)	(390,086)	(88,727)	(1,138,965)
Net increase (decrease)	39,409	$ 518,566	(22,650)	$ (289,505)
Thornburg Fixed Income Funds Semi-Annual Report  |  71

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
LIMITED TERM U.S. GOVERNMENT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	86,826	$ 1,145,469	184,589	$ 2,382,395
Shares issued to shareholders in reinvestment of dividends	715	9,406	1,872	24,305
Shares repurchased	(15,647)	(205,755)	(170,048)	(2,218,737)
Net increase (decrease)	71,894	$ 949,120	16,413	$ 187,963
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
LIMITED TERM INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	7,857,380	$ 106,731,709	13,748,857	$ 184,402,206
Shares issued to shareholders in reinvestment of dividends	732,724	9,911,491	1,084,259	14,505,433
Shares repurchased	(12,855,463)	(173,794,840)	(19,129,192)	(254,871,606)
Net increase (decrease)	(4,265,359)	$ (57,151,640)	(4,296,076)	$ (55,963,967)
Class C Shares
Shares sold	2,567,831	$ 34,729,091	3,281,161	$ 43,830,555
Shares issued to shareholders in reinvestment of dividends	398,026	5,374,515	615,065	8,208,672
Shares repurchased	(3,692,565)	(49,893,178)	(11,120,955)	(148,187,445)
Net increase (decrease)	(726,708)	$ (9,789,572)	(7,224,729)	$ (96,148,218)
Class I Shares
Shares sold	83,070,632	$ 1,125,280,425	131,962,699	$ 1,761,668,144
Shares issued to shareholders in reinvestment of dividends	5,561,881	75,273,519	7,121,081	95,348,794
Shares repurchased	(64,156,529)	(865,554,309)	(91,879,373)	(1,223,804,494)
Net increase (decrease)	24,475,984	$ 334,999,635	47,204,407	$ 633,212,444
Class R3 Shares
Shares sold	2,887,915	$ 39,244,903	3,355,494	$ 44,478,093
Shares issued to shareholders in reinvestment of dividends	76,780	1,038,756	132,659	1,772,552
Shares repurchased	(1,232,896)	(16,674,054)	(5,469,939)	(72,837,641)
Net increase (decrease)	1,731,799	$ 23,609,605	(1,981,786)	$ (26,586,996)
Class R4 Shares
Shares sold	68,204	$ 924,747	364,786	$ 4,838,911
Shares issued to shareholders in reinvestment of dividends	5,497	74,330	8,707	116,439
Shares repurchased	(330,326)	(4,470,711)	(385,528)	(5,170,028)
Net increase (decrease)	(256,625)	$ (3,471,634)	(12,035)	$ (214,678)
Class R5 Shares
Shares sold	7,225,002	$ 98,197,956	6,573,404	$ 87,102,928
Shares issued to shareholders in reinvestment of dividends	151,296	2,044,545	229,191	3,061,860
Shares repurchased	(1,969,825)	(26,574,329)	(7,572,567)	(100,538,226)
Net increase (decrease)	5,406,473	$ 73,668,172	(769,972)	$ (10,373,438)
72   |  Thornburg Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
LIMITED TERM INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares
Shares sold	4,956,022	$ 67,521,791	4,265,546	$ 57,037,358
Shares issued to shareholders in reinvestment of dividends	98,839	1,338,689	91,789	1,232,605
Shares repurchased	(1,001,862)	(13,465,341)	(2,169,399)	(28,866,795)
Net increase (decrease)	4,052,999	$ 55,395,139	2,187,936	$ 29,403,168
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
LOW DURATION INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	122,279	$ 1,516,919	469,668	$ 5,773,137
Shares issued to shareholders in reinvestment of dividends	8,196	101,857	15,917	197,238
Shares repurchased	(301,331)	(3,738,871)	(425,106)	(5,249,049)
Net increase (decrease)	(170,856)	$ (2,120,095)	60,479	$ 721,326
Class I Shares
Shares sold	314,110	$ 3,914,832	2,398,897	$ 29,598,268
Shares issued to shareholders in reinvestment of dividends	28,323	351,544	46,385	574,411
Shares repurchased	(345,838)	(4,287,063)	(2,305,834)	(28,502,243)
Net increase (decrease)	(3,405)	$ (20,687)	139,448	$ 1,670,436
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
STRATEGIC INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,222,072	$ 26,372,524	4,602,506	$ 54,164,265
Shares issued to shareholders in reinvestment of dividends	262,691	3,107,433	545,564	6,404,897
Shares repurchased	(2,577,708)	(30,451,792)	(4,105,748)	(48,086,770)
Net increase (decrease)	(92,945)	$ (971,835)	1,042,322	$ 12,482,392
Class C Shares
Shares sold	637,882	$ 7,550,882	1,497,612	$ 17,532,219
Shares issued to shareholders in reinvestment of dividends	104,775	1,237,513	284,168	3,326,973
Shares repurchased	(1,665,066)	(19,625,763)	(4,716,285)	(55,259,496)
Net increase (decrease)	(922,409)	$ (10,837,368)	(2,934,505)	$ (34,400,304)
Class I Shares
Shares sold	29,947,049	$ 352,021,884	50,512,264	$ 590,315,060
Shares issued to shareholders in reinvestment of dividends	1,589,884	18,741,404	2,632,522	30,881,194
Shares repurchased	(20,093,501)	(233,698,488)	(22,772,557)	(265,739,938)
Net increase (decrease)	11,443,432	$ 137,064,800	30,372,229	$ 355,456,316
Class R3 Shares
Shares sold	17,925	$ 213,287	25,351	$ 297,418
Shares issued to shareholders in reinvestment of dividends	808	9,541	2,366	27,737
Shares repurchased	(61,480)	(714,682)	(57,329)	(673,015)
Net increase (decrease)	(42,747)	$ (491,854)	(29,612)	$ (347,860)
Thornburg Fixed Income Funds Semi-Annual Report  |  73

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
STRATEGIC INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	7,847	$ 93,323	55,791	$ 650,716
Shares issued to shareholders in reinvestment of dividends	1,414	16,689	3,645	42,591
Shares repurchased	(2,960)	(35,107)	(139,493)	(1,619,766)
Net increase (decrease)	6,301	$ 74,905	(80,057)	$ (926,459)
Class R5 Shares
Shares sold	2,494,618	$ 29,701,186	629,213	$ 7,426,138
Shares issued to shareholders in reinvestment of dividends	36,769	431,927	24,925	292,321
Shares repurchased	(260,306)	(3,038,509)	(351,588)	(4,139,886)
Net increase (decrease)	2,271,081	$ 27,094,604	302,550	$ 3,578,573
Class R6 Shares
Shares sold	442,657	$ 5,262,907	1,076,161	$ 12,806,841
Shares issued to shareholders in reinvestment of dividends	10,113	119,513	19,711	231,827
Shares repurchased	(374,729)	(4,335,350)	(112,525)	(1,321,573)
Net increase (decrease)	78,041	$ 1,047,070	983,347	$ 11,717,095
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2020, the Funds had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) as below.
	Purchases	Sales
Limited Term U.S. Government Fund	$ 115,566,322	$ 13,853,728
Limited Term Income Fund	2,543,919,591	1,677,865,477
Low Duration Income Fund	10,898,041	6,699,014
Strategic Income Fund	793,967,683	494,725,328
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Funds may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Funds and how these derivatives affect the financial position, financial performance and cash flows of the Funds. The Funds do not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2020, the Funds’ principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts. A foreign currency contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign currency contracts involve risks to the Funds, including the risk that a contract’s counterparty will not meet its obligations to the Funds, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Funds’ Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Funds may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Funds entered into forward currency contracts during the six months ended March 31, 2020 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Funds’ foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the six months ended March 31, 2020 for Strategic Income Fund was $2,263,447.
These contracts are accounted for by the Funds under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in each Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the
74  |  Thornburg Fixed Income Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in each Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Strategic Income Fund’s Schedule of Investments, which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Strategic Income Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Strategic Income Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Strategic Income Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Strategic Income Fund’s Statement of Assets and Liabilities at March 31, 2020 is disclosed in the following table:
STRATEGIC INCOME FUND
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2020
LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign currency contracts	Liabilities - Unrealized depreciation on forward currency contracts	$ (43,143)
Because the Strategic Income Fund does not receive or post cash collateral in connection with its forward currency contracts during the period, the net amounts of the Strategic Income Fund’s assets and liabilities which are attributable to those contracts at March 31, 2020 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Strategic Income Fund’s assets which is attributable to its outstanding forward currency contracts with SSB at March 31, 2020 is $0, and the net amount of the liabilities is $43,143. The Strategic Income Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Strategic Income Fund’s Statement of Operations for the six months ended March 31, 2020 are disclosed in the following table:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2020
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ 79,435	$ 79,435
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2020
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign currency contracts	$ (160,598)	$ (160,598)
Thornburg Fixed Income Funds Semi-Annual Report  |  75

Financial Highlights
Limited Term U.S. Government Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020 (c)	$ 13.10	0.09	0.15	0.24	(0.11)	—	(0.11)	$ 13.23
2019	$ 12.69	0.19	0.45	0.64	(0.23)	—	(0.23)	$ 13.10
2018	$ 13.01	0.18	(0.28)	(0.10)	(0.22)	—	(0.22)	$ 12.69
2017	$ 13.25	0.14	(0.20)	(0.06)	(0.18)	—	(0.18)	$ 13.01
2016 (e)	$ 13.26	0.14	0.05	0.19	(0.20)	—	(0.20)	$ 13.25
2015	$ 13.27	0.15	0.06	0.21	(0.22)	—	(0.22)	$ 13.26
CLASS C SHARES
2020 (c)	$ 13.17	0.07	0.16	0.23	(0.09)	—	(0.09)	$ 13.31
2019	$ 12.77	0.15	0.43	0.58	(0.18)	—	(0.18)	$ 13.17
2018	$ 13.09	0.14	(0.28)	(0.14)	(0.18)	—	(0.18)	$ 12.77
2017	$ 13.33	0.10	(0.20)	(0.10)	(0.14)	—	(0.14)	$ 13.09
2016	$ 13.34	0.11	0.04	0.15	(0.16)	—	(0.16)	$ 13.33
2015	$ 13.35	0.12	0.06	0.18	(0.19)	—	(0.19)	$ 13.34
CLASS I SHARES
2020 (c)	$ 13.10	0.11	0.15	0.26	(0.13)	—	(0.13)	$ 13.23
2019	$ 12.69	0.23	0.44	0.67	(0.26)	—	(0.26)	$ 13.10
2018	$ 13.01	0.22	(0.28)	(0.06)	(0.26)	—	(0.26)	$ 12.69
2017	$ 13.26	0.18	(0.20)	(0.02)	(0.23)	—	(0.23)	$ 13.01
2016	$ 13.26	0.19	0.05	0.24	(0.24)	—	(0.24)	$ 13.26
2015	$ 13.27	0.19	0.06	0.25	(0.26)	—	(0.26)	$ 13.26
CLASS R3 SHARES
2020 (c)	$ 13.10	0.08	0.17	0.25	(0.11)	—	(0.11)	$ 13.24
2019	$ 12.70	0.18	0.44	0.62	(0.22)	—	(0.22)	$ 13.10
2018	$ 13.02	0.17	(0.28)	(0.11)	(0.21)	—	(0.21)	$ 12.70
2017	$ 13.26	0.13	(0.19)	(0.06)	(0.18)	—	(0.18)	$ 13.02
2016	$ 13.27	0.14	0.04	0.18	(0.19)	—	(0.19)	$ 13.26
2015	$ 13.28	0.14	0.06	0.20	(0.21)	—	(0.21)	$ 13.27
CLASS R4 SHARES
2020 (c)	$ 13.09	0.08	0.17	0.25	(0.11)	—	(0.11)	$ 13.23
2019	$ 12.69	0.18	0.43	0.61	(0.21)	—	(0.21)	$ 13.09
2018	$ 13.01	0.17	(0.28)	(0.11)	(0.21)	—	(0.21)	$ 12.69
2017	$ 13.25	0.12	(0.19)	(0.07)	(0.17)	—	(0.17)	$ 13.01
2016	$ 13.26	0.14	0.04	0.18	(0.19)	—	(0.19)	$ 13.25
2015	$ 13.27	0.13	0.08	0.21	(0.22)	—	(0.22)	$ 13.26
CLASS R5 SHARES
2020 (c)	$ 13.11	0.11	0.15	0.26	(0.13)	—	(0.13)	$ 13.24
2019	$ 12.70	0.23	0.44	0.67	(0.26)	—	(0.26)	$ 13.11
2018	$ 13.02	0.21	(0.28)	(0.07)	(0.25)	—	(0.25)	$ 12.70
2017	$ 13.28	0.18	(0.21)	(0.03)	(0.23)	—	(0.23)	$ 13.02
2016	$ 13.27	0.17	0.07	0.24	(0.23)	—	(0.23)	$ 13.28
2015	$ 13.27	0.19	0.07	0.26	(0.26)	—	(0.26)	$ 13.27

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Class B shares converted to Class A shares on August 29, 2016.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
See notes to financial statements.
76  |  Thornburg Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Limited Term U.S. Government Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020 (c)	1.41 (d)	0.88 (d)	0.88 (d)	1.87	6.14	$ 71,276
2019	1.48	0.90	0.90	5.06	29.37	$ 66,140
2018	1.42	0.91	0.91	(0.77)	5.93	$ 69,634
2017	1.03	0.93	0.93	(0.43)	11.05	$ 84,674
2016 (e)	1.08	0.91	0.91	1.41	9.78	$ 111,874
2015	1.15	0.92	0.92	1.62	14.15	$ 104,933
CLASS C SHARES
2020 (c)	1.12 (d)	1.17 (d)	1.17 (d)	1.79	6.14	$ 16,954
2019	1.13	1.24	1.24	4.60	29.37	$ 15,618
2018	1.10	1.23	1.23	(1.08)	5.93	$ 19,686
2017	0.73	1.23	1.24	(0.72)	11.05	$ 34,821
2016	0.81	1.19	1.20	1.13	9.78	$ 48,369
2015	0.88	1.20	1.21	1.34	14.15	$ 46,777
CLASS I SHARES
2020 (c)	1.68 (d)	0.60 (d)	0.60 (d)	2.01	6.14	$ 191,045
2019	1.76	0.62	0.62	5.35	29.37	$ 145,273
2018	1.73	0.60	0.60	(0.47)	5.93	$ 131,898
2017	1.36	0.60	0.60	(0.18)	11.05	$ 147,464
2016	1.43	0.57	0.57	1.83	9.78	$ 144,437
2015	1.45	0.62	0.62	1.93	14.15	$ 112,853
CLASS R3 SHARES
2020 (c)	1.29 (d)	0.99 (d)	1.25 (d)	1.88	6.14	$ 9,110
2019	1.39	0.99	1.43	4.88	29.37	$ 9,181
2018	1.34	0.99	1.45	(0.85)	5.93	$ 9,036
2017	1.00	0.97	1.40	(0.47)	11.05	$ 10,871
2016	1.03	0.98	1.30	1.34	9.78	$ 28,036
2015	1.09	0.99	1.35	1.55	14.15	$ 16,320
CLASS R4 SHARES
2020 (c)	1.29 (d)	0.99 (d)	1.60 (d)	1.89	6.14	$ 2,838
2019	1.38	0.99	1.78	4.88	29.37	$ 2,293
2018	1.35	0.99	1.75	(0.85)	5.93	$ 2,509
2017	0.96	0.99	1.95	(0.49)	11.05	$ 3,365
2016	1.04	0.99	2.71	1.33	9.78	$ 2,097
2015	1.00	0.99	17.30 (f)	1.55	14.15	$ 706
CLASS R5 SHARES
2020 (c)	1.62 (d)	0.67 (d)	2.79 (d)	1.97	6.14	$ 1,859
2019	1.80	0.67	2.04	5.29	29.37	$ 897
2018	1.60	0.65	1.94	(0.52)	5.93	$ 661
2017	1.40	0.58	1.21	(0.23)	11.05	$ 4,131
2016	1.30	0.67	2.05	1.80	9.78	$ 570
2015	1.40	0.67	2.02	1.95	14.15	$ 2,170
Thornburg Fixed Income Funds Semi-Annual Report  |  77

Financial Highlights
Limited Term Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020 (c)	$ 13.61	0.14	(0.17)	(0.03)	(0.15)	(0.10)	(0.25)	$ 13.33
2019	$ 13.16	0.33	0.45	0.78	(0.33)	—	(0.33)	$ 13.61
2018	$ 13.44	0.28	(0.27)	0.01	(0.29)	—	(0.29)	$ 13.16
2017	$ 13.51	0.24	(0.07)	0.17	(0.24)	—	(0.24)	$ 13.44
2016	$ 13.32	0.24	0.20	0.44	(0.25)	—	(0.25)	$ 13.51
2015	$ 13.49	0.26	(0.09)	0.17	(0.27)	(0.07)	(0.34)	$ 13.32
CLASS C SHARES
2020 (c)	$ 13.59	0.12	(0.18)	(0.06)	(0.13)	(0.10)	(0.23)	$ 13.30
2019	$ 13.14	0.30	0.46	0.76	(0.31)	—	(0.31)	$ 13.59
2018	$ 13.42	0.25	(0.27)	(0.02)	(0.26)	—	(0.26)	$ 13.14
2017	$ 13.49	0.21	(0.06)	0.15	(0.22)	—	(0.22)	$ 13.42
2016	$ 13.30	0.21	0.20	0.41	(0.22)	—	(0.22)	$ 13.49
2015	$ 13.47	0.23	(0.09)	0.14	(0.24)	(0.07)	(0.31)	$ 13.30
CLASS I SHARES
2020 (c)	$ 13.62	0.16	(0.19)	(0.03)	(0.16)	(0.10)	(0.26)	$ 13.33
2019	$ 13.16	0.37	0.47	0.84	(0.38)	—	(0.38)	$ 13.62
2018	$ 13.44	0.33	(0.28)	0.05	(0.33)	—	(0.33)	$ 13.16
2017	$ 13.52	0.29	(0.08)	0.21	(0.29)	—	(0.29)	$ 13.44
2016	$ 13.33	0.29	0.20	0.49	(0.30)	—	(0.30)	$ 13.52
2015	$ 13.49	0.31	(0.08)	0.23	(0.32)	(0.07)	(0.39)	$ 13.33
CLASS R3 SHARES
2020 (c)	$ 13.63	0.12	(0.18)	(0.06)	(0.13)	(0.10)	(0.23)	$ 13.34
2019	$ 13.17	0.30	0.47	0.77	(0.31)	—	(0.31)	$ 13.63
2018	$ 13.45	0.26	(0.27)	(0.01)	(0.27)	—	(0.27)	$ 13.17
2017	$ 13.52	0.22	(0.06)	0.16	(0.23)	—	(0.23)	$ 13.45
2016	$ 13.33	0.23	0.20	0.43	(0.24)	—	(0.24)	$ 13.52
2015	$ 13.50	0.24	(0.09)	0.15	(0.25)	(0.07)	(0.32)	$ 13.33
CLASS R4 SHARES
2020 (c)	$ 13.61	0.12	(0.18)	(0.06)	(0.13)	(0.10)	(0.23)	$ 13.32
2019	$ 13.16	0.30	0.46	0.76	(0.31)	—	(0.31)	$ 13.61
2018	$ 13.43	0.26	(0.26)	— (e)	(0.27)	—	(0.27)	$ 13.16
2017	$ 13.51	0.22	(0.07)	0.15	(0.23)	—	(0.23)	$ 13.43
2016	$ 13.32	0.23	0.20	0.43	(0.24)	—	(0.24)	$ 13.51
2015	$ 13.48	0.24	(0.08)	0.16	(0.25)	(0.07)	(0.32)	$ 13.32
CLASS R5 SHARES
2020 (c)	$ 13.61	0.16	(0.19)	(0.03)	(0.16)	(0.10)	(0.26)	$ 13.32
2019	$ 13.16	0.36	0.46	0.82	(0.37)	—	(0.37)	$ 13.61
2018	$ 13.44	0.31	(0.28)	0.03	(0.31)	—	(0.31)	$ 13.16
2017	$ 13.51	0.27	(0.07)	0.20	(0.27)	—	(0.27)	$ 13.44
2016	$ 13.32	0.27	0.20	0.47	(0.28)	—	(0.28)	$ 13.51
2015	$ 13.49	0.29	(0.09)	0.20	(0.30)	(0.07)	(0.37)	$ 13.32
CLASS R6 SHARES
2020 (c)	$ 13.64	0.16	(0.18)	(0.02)	(0.17)	(0.10)	(0.27)	$ 13.35
2019	$ 13.19	0.38	0.46	0.84	(0.39)	—	(0.39)	$ 13.64
2018	$ 13.46	0.35	(0.28)	0.07	(0.34)	—	(0.34)	$ 13.19
2017 (f)	$ 13.40	0.15	0.11	0.26	(0.20)	—	(0.20)	$ 13.46

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Total from investment operations was less than $0.01 per share.
(f)	Effective date of this class of shares was April 10, 2017.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
See notes to financial statements.
78  |  Thornburg Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Limited Term Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020 (c)	2.07 (d)	0.75 (d)	0.75 (d)	(0.30)	31.46	$ 574,830
2019	2.44	0.81	0.81	6.03	43.22	$ 645,383
2018	2.12	0.84	0.84	0.09	33.62	$ 680,473
2017	1.76	0.87	0.87	1.31	26.90	$ 890,990
2016	1.82	0.86	0.86	3.36	20.56	$ 1,111,441
2015	1.94	0.87	0.87	1.27	18.71	$ 977,470
CLASS C SHARES
2020 (c)	1.83 (d)	0.99 (d)	0.99 (d)	(0.49)	31.46	$ 338,973
2019	2.24	1.02	1.02	5.82	43.22	$ 356,205
2018	1.91	1.05	1.05	(0.13)	33.62	$ 439,305
2017	1.56	1.08	1.08	1.10	26.90	$ 567,771
2016	1.59	1.08	1.08	3.13	20.56	$ 667,680
2015	1.71	1.10	1.10	1.04	18.71	$ 611,555
CLASS I SHARES
2020 (c)	2.33 (d)	0.49 (d)	0.50 (d)	(0.24)	31.46	$ 4,687,194
2019	2.75	0.50	0.53	6.44	43.22	$ 4,455,457
2018	2.46	0.51	0.51	0.41	33.62	$ 3,685,859
2017	2.14	0.50	0.50	1.61	26.90	$ 3,232,277
2016	2.17	0.50	0.50	3.73	20.56	$ 2,792,249
2015	2.29	0.52	0.52	1.71	18.71	$ 1,982,536
CLASS R3 SHARES
2020 (c)	1.85 (d)	0.99 (d)	1.03 (d)	(0.41)	31.46	$ 86,060
2019	2.27	0.99	1.06	5.84	43.22	$ 64,335
2018	1.98	0.99	1.09	(0.06)	33.62	$ 88,298
2017	1.65	0.99	1.12	1.19	26.90	$ 96,715
2016	1.69	0.98	1.10	3.23	20.56	$ 104,309
2015	1.82	0.99	1.11	1.16	18.71	$ 172,992
CLASS R4 SHARES
2020 (c)	1.84 (d)	0.99 (d)	1.34 (d)	(0.49)	31.46	$ 4,483
2019	2.27	0.99	1.23	5.84	43.22	$ 8,073
2018	1.98	0.99	1.45	0.01	33.62	$ 7,962
2017	1.65	0.99	1.56	1.11	26.90	$ 8,101
2016	1.70	0.99	1.97	3.23	20.56	$ 6,328
2015	1.82	0.98	1.66	1.24	18.71	$ 3,908
CLASS R5 SHARES
2020 (c)	2.35 (d)	0.49 (d)	0.61 (d)	(0.24)	31.46	$ 176,517
2019	2.70	0.56	0.74	6.31	43.22	$ 106,753
2018	2.31	0.67	0.69	0.26	33.62	$ 113,333
2017	1.99	0.65	0.67	1.53	26.90	$ 101,189
2016	2.05	0.62	0.72	3.60	20.56	$ 71,864
2015	2.17	0.64	0.67	1.50	18.71	$ 96,326
CLASS R6 SHARES
2020 (c)	2.42 (d)	0.42 (d)	0.47 (d)	(0.20)	31.46	$ 113,275
2019	2.82	0.43	0.49	6.43	43.22	$ 60,440
2018	2.62	0.45	0.57	0.56	33.62	$ 29,568
2017 (f)	2.28 (d)	0.45 (d)	24.38 (d)(g)	1.92	26.90	$ 770
Thornburg Fixed Income Funds Semi-Annual Report  |  79

Financial Highlights
Low Duration Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020 (c)	$ 12.49	0.13	(0.29)	(0.16)	(0.13)	(0.04)	(0.17)	$ 12.16
2019	$ 12.29	0.28	0.21	0.49	(0.29)	—	(0.29)	$ 12.49
2018	$ 12.42	0.22	(0.13)	0.09	(0.22)	—	(0.22)	$ 12.29
2017	$ 12.46	0.16	(0.03)	0.13	(0.17)	—	(0.17)	$ 12.42
2016	$ 12.38	0.11	0.09	0.20	(0.12)	—	(0.12)	$ 12.46
2015	$ 12.38	0.08	— (e)	0.08	(0.08)	—	(0.08)	$ 12.38
CLASS I SHARES
2020 (c)	$ 12.48	0.14	(0.28)	(0.14)	(0.14)	(0.04)	(0.18)	$ 12.16
2019	$ 12.28	0.31	0.20	0.51	(0.31)	—	(0.31)	$ 12.48
2018	$ 12.41	0.24	(0.12)	0.12	(0.25)	—	(0.25)	$ 12.28
2017	$ 12.45	0.18	(0.03)	0.15	(0.19)	—	(0.19)	$ 12.41
2016	$ 12.37	0.14	0.08	0.22	(0.14)	—	(0.14)	$ 12.45
2015	$ 12.38	0.11	(0.01)	0.10	(0.11)	—	(0.11)	$ 12.37

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
80  |  Thornburg Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Low Duration Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020 (c)	2.07 (d)	0.70 (d)	1.58 (d)	(1.28)	23.84	$ 5,724
2019	2.28	0.70	1.65	4.00	79.59	$ 8,012
2018	1.75	0.70	1.82	0.75	20.93	$ 7,140
2017	1.30	0.65	1.77	1.03	34.79	$ 6,532
2016	0.89	0.69	1.74	1.60	42.99	$ 10,235
2015	0.67	0.70	2.10	0.68	29.22	$ 9,940
CLASS I SHARES
2020 (c)	2.27 (d)	0.50 (d)	0.94 (d)	(1.10)	23.84	$ 24,167
2019	2.47	0.50	0.94	4.21	79.59	$ 24,858
2018	1.96	0.50	1.09	0.95	20.93	$ 22,748
2017	1.46	0.50	1.03	1.19	34.79	$ 12,854
2016	1.15	0.48	1.18	1.81	42.99	$ 17,106
2015	0.87	0.50	1.89	0.80	29.22	$ 8,056
Thornburg Fixed Income Funds Semi-Annual Report  |  81

Financial Highlights
Strategic Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020 (c)	$ 11.92	0.18	(0.73)	(0.55)	(0.19)	—	(0.19)	$ 11.18
2019	$ 11.65	0.42	0.26	0.68	(0.41)	—	(0.41)	$ 11.92
2018	$ 11.82	0.40	(0.24)	0.16	(0.33)	—	(0.33)	$ 11.65
2017	$ 11.56	0.42	0.20	0.62	(0.36)	—	(0.36)	$ 11.82
2016	$ 11.22	0.46	0.28	0.74	(0.37)	(0.03)	(0.40)	$ 11.56
2015	$ 12.18	0.47	(0.82)	(0.35)	(0.46)	(0.15)	(0.61)	$ 11.22
CLASS C SHARES
2020 (c)	$ 11.90	0.14	(0.74)	(0.60)	(0.14)	—	(0.14)	$ 11.16
2019	$ 11.63	0.33	0.26	0.59	(0.32)	—	(0.32)	$ 11.90
2018	$ 11.81	0.32	(0.25)	0.07	(0.25)	—	(0.25)	$ 11.63
2017	$ 11.55	0.35	0.19	0.54	(0.28)	—	(0.28)	$ 11.81
2016	$ 11.20	0.40	0.28	0.68	(0.30)	(0.03)	(0.33)	$ 11.55
2015	$ 12.17	0.41	(0.83)	(0.42)	(0.40)	(0.15)	(0.55)	$ 11.20
CLASS I SHARES
2020 (c)	$ 11.89	0.20	(0.73)	(0.53)	(0.21)	—	(0.21)	$ 11.15
2019	$ 11.62	0.45	0.27	0.72	(0.45)	—	(0.45)	$ 11.89
2018	$ 11.80	0.45	(0.25)	0.20	(0.38)	—	(0.38)	$ 11.62
2017	$ 11.54	0.47	0.19	0.66	(0.40)	—	(0.40)	$ 11.80
2016	$ 11.19	0.50	0.28	0.78	(0.40)	(0.03)	(0.43)	$ 11.54
2015	$ 12.16	0.51	(0.83)	(0.32)	(0.50)	(0.15)	(0.65)	$ 11.19
CLASS R3 SHARES
2020 (c)	$ 11.91	0.16	(0.73)	(0.57)	(0.17)	—	(0.17)	$ 11.17
2019	$ 11.64	0.39	0.26	0.65	(0.38)	—	(0.38)	$ 11.91
2018	$ 11.82	0.38	(0.25)	0.13	(0.31)	—	(0.31)	$ 11.64
2017	$ 11.55	0.42	0.20	0.62	(0.35)	—	(0.35)	$ 11.82
2016	$ 11.21	0.46	0.27	0.73	(0.36)	(0.03)	(0.39)	$ 11.55
2015	$ 12.18	0.47	(0.83)	(0.36)	(0.46)	(0.15)	(0.61)	$ 11.21
CLASS R4 SHARES
2020 (c)	$ 11.90	0.16	(0.73)	(0.57)	(0.17)	—	(0.17)	$ 11.16
2019	$ 11.63	0.39	0.26	0.65	(0.38)	—	(0.38)	$ 11.90
2018	$ 11.82	0.38	(0.25)	0.13	(0.32)	—	(0.32)	$ 11.63
2017	$ 11.56	0.41	0.20	0.61	(0.35)	—	(0.35)	$ 11.82
2016	$ 11.21	0.46	0.28	0.74	(0.36)	(0.03)	(0.39)	$ 11.56
2015	$ 12.18	0.48	(0.84)	(0.36)	(0.46)	(0.15)	(0.61)	$ 11.21
CLASS R5 SHARES
2020 (c)	$ 11.89	0.20	(0.72)	(0.52)	(0.21)	—	(0.21)	$ 11.16
2019	$ 11.62	0.46	0.26	0.72	(0.45)	—	(0.45)	$ 11.89
2018	$ 11.80	0.45	(0.25)	0.20	(0.38)	—	(0.38)	$ 11.62
2017	$ 11.54	0.47	0.19	0.66	(0.40)	—	(0.40)	$ 11.80
2016	$ 11.19	0.49	0.28	0.77	(0.39)	(0.03)	(0.42)	$ 11.54
2015	$ 12.15	0.50	(0.82)	(0.32)	(0.49)	(0.15)	(0.64)	$ 11.19
CLASS R6 SHARES
2020 (c)	$ 11.93	0.20	(0.73)	(0.53)	(0.21)	—	(0.21)	$ 11.19
2019	$ 11.65	0.47	0.27	0.74	(0.46)	—	(0.46)	$ 11.93
2018	$ 11.85	0.45	(0.26)	0.19	(0.39)	—	(0.39)	$ 11.65
2017 (e)	$ 11.63	0.33	0.13	0.46	(0.24)	—	(0.24)	$ 11.85

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was April 10, 2017.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Net Assets at End of Period was less than $1,000.
+	Based on weighted average shares outstanding.
See notes to financial statements.
82  |  Thornburg Fixed Income Funds Semi-Annual Report

Financial Highlights, Continued
Strategic Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020 (c)	3.04 (d)	0.94 (d)	1.12 (d)	(4.71)	35.50	$ 201,082
2019	3.55	0.99	1.16	5.92	31.55	$ 215,441
2018	3.41	1.09	1.21	1.39	29.90	$ 198,320
2017	3.61	1.17	1.25	5.41	44.74	$ 232,938
2016	4.12	1.24	1.24	6.70	29.48	$ 283,398
2015	4.04	1.23	1.23	(2.97)	38.40	$ 338,387
CLASS C SHARES
2020 (c)	2.29 (d)	1.69 (d)	1.86 (d)	(5.07)	35.50	$ 101,328
2019	2.80	1.75	1.92	5.15	31.55	$ 118,982
2018	2.70	1.80	1.96	0.59	29.90	$ 150,364
2017	2.98	1.80	1.99	4.76	44.74	$ 205,253
2016	3.56	1.80	1.99	6.20	29.48	$ 272,691
2015	3.47	1.80	1.97	(3.61)	38.40	$ 306,085
CLASS I SHARES
2020 (c)	3.37 (d)	0.60 (d)	0.87 (d)	(4.54)	35.50	$ 1,197,957
2019	3.89	0.63	0.91	6.35	31.55	$ 1,141,046
2018	3.81	0.69	0.91	1.71	29.90	$ 762,239
2017	4.02	0.75	0.92	5.85	44.74	$ 620,780
2016	4.45	0.91	0.91	7.15	29.48	$ 480,143
2015	4.38	0.89	0.89	(2.73)	38.40	$ 531,849
CLASS R3 SHARES
2020 (c)	2.72 (d)	1.25 (d)	2.26 (d)	(4.84)	35.50	$ 1,081
2019	3.30	1.25	2.59	5.71	31.55	$ 1,661
2018	3.24	1.25	2.46	1.16	29.90	$ 1,968
2017	3.65	1.12	2.58	5.49	44.74	$ 2,667
2016	4.07	1.25	3.09	6.69	29.48	$ 2,819
2015	3.98	1.25	2.70	(3.07)	38.40	$ 1,430
CLASS R4 SHARES
2020 (c)	2.73 (d)	1.25 (d)	2.49 (d)	(4.85)	35.50	$ 1,270
2019	3.28	1.25	2.51	5.71	31.55	$ 1,279
2018	3.25	1.25	2.14	1.08	29.90	$ 2,182
2017	3.52	1.25	2.30	5.35	44.74	$ 2,772
2016	4.10	1.25	2.50	6.79	29.48	$ 3,218
2015	4.15	1.25	2.64	(3.07)	38.40	$ 2,106
CLASS R5 SHARES
2020 (c)	3.38 (d)	0.60 (d)	0.91 (d)	(4.45)	35.50	$ 35,829
2019	3.94	0.59	1.18	6.35	31.55	$ 11,180
2018	3.82	0.69	1.20	1.71	29.90	$ 7,406
2017	4.03	0.74	1.36	5.84	44.74	$ 6,286
2016	4.34	0.99	1.37	7.07	29.48	$ 7,191
2015	4.33	0.99	1.55	(2.75)	38.40	$ 6,399
CLASS R6 SHARES
2020 (c)	3.45 (d)	0.53 (d)	0.87 (d)	(4.41)	35.50	$ 21,163
2019	3.98	0.53	0.98	6.40	31.55	$ 21,630
2018	3.91	0.65	1.13	1.66	29.90	$ 9,679
2017 (e)	5.83 (d)	0.00 (d)	200.66 (d)(f)	3.99	44.74	$ — (g)
Thornburg Fixed Income Funds Semi-Annual Report  |  83

Expense Example
March 31, 2020 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2019, and held until March 31, 2020.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	BEGINNING ACCOUNT VALUE 10/1/19	ENDING ACCOUNT VALUE 3/31/20	EXPENSES PAID DURING PERIOD† 10/1/19–3/31/20
LIMITED TERM U.S. GOVERNMENT FUND
Class A Shares
Actual	$1,000.00	$1,018.65	$4.44
Hypothetical*	$1,000.00	$1,020.60	$4.45
Class C Shares
Actual	$1,000.00	$1,017.89	$5.90
Hypothetical*	$1,000.00	$1,019.15	$5.91
Class I Shares
Actual	$1,000.00	$1,020.05	$3.03
Hypothetical*	$1,000.00	$1,022.00	$3.03
Class R3 Shares
Actual	$1,000.00	$1,018.84	$5.00
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R4 Shares
Actual	$1,000.00	$1,018.86	$5.00
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R5 Shares
Actual	$1,000.00	$1,019.71	$3.38
Hypothetical*	$1,000.00	$1,021.65	$3.39
LIMITED TERM INCOME FUND
Class A Shares
Actual	$1,000.00	$ 997.04	$3.74
Hypothetical*	$1,000.00	$1,021.25	$3.79
Class C Shares
Actual	$1,000.00	$ 995.07	$4.94
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class I Shares
Actual	$1,000.00	$ 997.60	$2.45
Hypothetical*	$1,000.00	$1,022.55	$2.48
Class R3 Shares
Actual	$1,000.00	$ 995.87	$4.94
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R4 Shares
Actual	$1,000.00	$ 995.09	$4.94
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R5 Shares
Actual	$1,000.00	$ 997.60	$2.45
Hypothetical*	$1,000.00	$1,022.55	$2.48
Class R6 Shares
Actual	$1,000.00	$ 997.98	$2.10
Hypothetical*	$1,000.00	$1,022.90	$2.12
LOW DURATION INCOME FUND
Class A Shares
Actual	$1,000.00	$ 987.20	$3.48
Hypothetical*	$1,000.00	$1,021.50	$3.54
Class I Shares
Actual	$1,000.00	$ 988.98	$2.49
Hypothetical*	$1,000.00	$1,022.50	$2.53

84  |  Thornburg Fixed Income Funds Semi-Annual Report

Expense Example, Continued
March 31, 2020 (Unaudited)
	BEGINNING ACCOUNT VALUE 10/1/19	ENDING ACCOUNT VALUE 3/31/20	EXPENSES PAID DURING PERIOD† 10/1/19–3/31/20
STRATEGIC INCOME FUND
Class A Shares
Actual	$1,000.00	$ 952.95	$4.59
Hypothetical*	$1,000.00	$1,020.30	$4.75
Class C Shares
Actual	$1,000.00	$ 949.30	$8.24
Hypothetical*	$1,000.00	$1,016.55	$8.52
Class I Shares
Actual	$1,000.00	$ 954.56	$2.93
Hypothetical*	$1,000.00	$1,022.00	$3.03
Class R3 Shares
Actual	$1,000.00	$ 951.57	$6.10
Hypothetical*	$1,000.00	$1,018.75	$6.31
Class R4 Shares
Actual	$1,000.00	$ 951.52	$6.10
Hypothetical*	$1,000.00	$1,018.75	$6.31
Class R5 Shares
Actual	$1,000.00	$ 955.47	$2.93
Hypothetical*	$1,000.00	$1,022.00	$3.03
Class R6 Shares
Actual	$1,000.00	$ 955.94	$2.59
Hypothetical*	$1,000.00	$1,022.35	$2.68

†	Limited Term U.S. Government Fund Expenses are equal to the annualized expense ratio for each class (A: 0.88%; C: 1.17%; I: 0.60%; R3: 0.99%; R4: 0.99%; R5: 0.67%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Limited Term Income Fund Expenses are equal to the annualized expense ratio for each class (A: 0.75%; C: 0.99%; I: 0.49%; R3: 0.99%; R4: 0.99%; R5: 0.49%; R6: 0.42%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Low Duration Income Fund Expenses are equal to the annualized expense ratio for each class (A: 0.70%; I: 0.50%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Strategic Income Fund Expenses are equal to the annualized expense ratio for each class (A: 0.94%; C: 1.69%; I: 0.60%; R3: 1.25%; R4: 1.25%; R5: 0.60%; R6: 0.53%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.
Thornburg Fixed Income Funds Semi-Annual Report  |  85

Other Information
March 31, 2020 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Fund’s Form N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for each of the Funds under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that a Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program Administrator has delegated certain functions, including daily oversight and management of the Funds’ Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 4, 2019, the Trustees reviewed the Liquidity Committee’s initial written report (the “Report”) concerning the operation of the LRMP for the period from December 1, 2018 through November 22, 2019 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of a Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to each Fund’s Liquidity Risk, an evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial ownership positions in each Fund, the likelihood that any of those firms may redeem their clients’ investments from the Funds without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address each Fund’s Liquidity Risk, that all of the Funds are able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that each Fund remains primarily highly liquid, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Funds’ Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which a Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
86  |  Thornburg Fixed Income Funds Semi-Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
Thornburg Fixed Income Funds Semi-Annual Report  |  87

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $35.1 billion (as of March 31, 2020) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Value Fund
■	Thornburg Better World Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
DOMESTIC EQUITY
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
ALTERNATIVES
■	Thornburg Long/Short Equity Fund
FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Low Duration Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4625

Semi-Annual Report
March 31, 2020
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.
Thornburg Municipal Funds
Thornburg Short Duration Municipal Fund
Thornburg Limited Term Municipal Fund
Thornburg California Limited Term Municipal Fund
Thornburg New Mexico Intermediate Municipal Fund
Thornburg New York Intermediate Municipal Fund
Thornburg Intermediate Municipal Fund
Thornburg Strategic Municipal Income Fund

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Municipal Funds
Semi-Annual Reports  |  March 31, 2020
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Thornburg Municipal Funds Semi-Annual Report  |  3

Letter to Shareholders
March 31, 2020 (Unaudited)
Dear Shareholder:
I hope this letter finds you safe and healthy. Amid the COVID-19 pandemic, we’re all adjusting to the challenges of working and living new ways while trying to see into a cloudy future. In these uncertain times, all of us at Thornburg Investment Management are squarely focused on providing you with the best investment outcomes that we can.
Many of our portfolios were well positioned for higher volatility. While we did not predict the cause of this downturn, it’s clear that high prices make for more vulnerable markets. Given our solid liquidity and preparation, we’ve been able to take advantage of price swings as many assets were on sale after the market’s decline. Longer term, it appears even the extraordinary fiscal and monetary support will merely cushion the blow. After all, the reason policy makers’ actions have been so extreme is in large part because they view them as necessary.
Looking forward, our nimble, collaborative investment team is well suited to deliver. The reason that we have a benchmark agnostic, flexible approach is so that we can go where we find value, within the mandate and objectives of the portfolio. While many investment firms have good products and processes, Thornburg is designed to see the world differently, and our perspective from Santa Fe, NM, is especially valuable in challenging times. While many other professionals are siloed into narrow areas of expertise, without the ability to evaluate the bigger picture, we work across sectors and asset classes to find great investments and put them into balanced portfolios. The last few months have demonstrated the strength of our approach, given its adaptability and capacity to place new information in the context of broad portfolios quickly. Being nimble is part of Thornburg’s culture, and people across the organization are finding new ways to pitch in for the sake of our clients.
No one can predict with certainty what the market has in store for us, especially in the context of the current health crisis. What does seem certain, however, is that the events of the last few months are accelerating change that was already occurring, as well as underlining the vulnerability of many of the systems that many of us take for granted. That is true in our daily lives, as well as in financial markets. We believe our understanding of and participation in the interconnectedness of these markets is our core competency: We’re built for this.
Thank you so much for your time and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Municipal Funds Semi-Annual Report

Performance Summary
March 31, 2020 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SHORT DURATION MUNICIPAL FUND	1-YR	3-YR	5-YR	SINCE INCEPTION
Class A Shares (Incep: 12/30/13)
Without sales charge	0.65%	0.90%	0.65%	0.58%
With sales charge	-0.87%	0.38%	0.35%	0.33%
Class I Shares (Incep: 12/30/13)	0.93%	1.10%	0.85%	0.78%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SHORT DURATION MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 9/28/84)
Without sales charge	1.91%	1.85%	1.39%	2.20%	4.61%
With sales charge	0.37%	1.33%	1.08%	2.04%	4.56%
Class C Shares (Incep: 9/1/94)
Without sales charge	1.65%	1.60%	1.14%	1.94%	3.09%
With sales charge	1.15%	1.60%	1.14%	1.94%	3.09%
Class I Shares (Incep: 7/5/96)	2.22%	2.14%	1.69%	2.51%	3.66%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM MUNICIPAL FUND	FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Thornburg Short Duration Municipal Fund Class A shares are sold with a maximum sales charge of 1.50%. There is no sales charge for Class I shares. Thornburg Limited Term Municipal Fund Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the Funds’ most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: Thornburg Short Duration Municipal Fund; A shares, 0.99%; I shares, 0.64%; Thornburg Limited Term Municipal Fund; A shares, 0.69%; C shares, 0.94%; I shares, 0.45%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: Thornburg Short Duration Municipal Fund; A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Funds’ prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 1.11% and 1.01%, respectively, for Thornburg Short Duration Municipal Fund.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Semi-Annual Report  |  5

Performance Summary, Continued
March 31, 2020 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 2/19/87)
Without sales charge	1.21%	1.36%	1.02%	2.19%	3.99%
With sales charge	-0.33%	0.84%	0.71%	2.04%	3.94%
Class C Shares (Incep: 9/1/94)
Without sales charge	0.92%	1.08%	0.76%	1.93%	2.97%
With sales charge	0.42%	1.08%	0.76%	1.93%	2.97%
Class I Shares (Incep: 4/1/97)	1.46%	1.62%	1.30%	2.50%	3.44%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 6/18/91)
Without sales charge	2.51%	2.31%	1.71%	2.51%	4.11%
With sales charge	0.45%	1.63%	1.30%	2.31%	4.04%
Class D Shares (Incep: 6/1/99)
Without sales charge	2.22%	2.02%	1.46%	2.25%	3.03%
Class I Shares (Incep: 2/1/07)	2.81%	2.60%	2.03%	2.84%	3.31%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Thornburg California Limited Term Municipal Fund Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares. Thornburg New Mexico Intermediate Municipal Fund Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class D and Class I shares. As disclosed in the Funds’ most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: Thornburg California Limited Term Municipal Fund; A shares, 0.93%; C shares, 1.21%; I shares, 0.68%; Thornburg New Mexico Intermediate Municipal Fund; A shares, 0.97%; D shares, 1.25%; I shares, 0.69%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: Thornburg California Limited Term Municipal Fund; A shares, 0.74%; C shares, 1.02%; I shares, 0.49%; Thornburg New Mexico Intermediate Municipal Fund; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Funds’ prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 1.33% and 0.72%, respectively, for Thornburg California Limited Term Municipal Fund.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
6   |  Thornburg Municipal Funds Semi-Annual Report

Performance Summary, Continued
March 31, 2020 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 9/5/97)
Without sales charge	2.10%	1.97%	1.58%	2.80%	3.58%
With sales charge	0.06%	1.30%	1.17%	2.60%	3.48%
Class I Shares (Incep: 2/1/10)	2.42%	2.30%	1.90%	3.13%	3.14%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 7/22/91)
Without sales charge	2.41%	2.62%	1.95%	3.20%	4.51%
With sales charge	0.34%	1.92%	1.54%	2.99%	4.43%
Class C Shares (Incep: 9/1/94)
Without sales charge	2.04%	2.27%	1.61%	2.87%	3.71%
With sales charge	1.44%	2.27%	1.61%	2.87%	3.71%
Class I Shares (Incep: 7/5/96)	2.59%	2.89%	2.23%	3.50%	4.23%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERMEDIATE MUNICIPAL FUND	FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Thornburg New York Intermediate Municipal Fund Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares. Thornburg Intermediate Municipal Fund Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the Funds’ most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: Thornburg New York Intermediate Municipal Fund; A shares, 1.12%; I shares, 0.88%; Thornburg Intermediate Municipal Fund; A shares, 0.89%; C shares, 1.26%; I shares, 0.65%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: Thornburg New York Intermediate Municipal Fund; A shares, 0.99%; I shares, 0.67%; Thornburg Intermediate Municipal Fund; A shares, 0.77%; C shares, 1.14%; I shares, 0.53%. For more detailed information on fund expenses and waivers/reimbursements please see the Funds’ prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 1.85% and 0.84%, respectively, for Thornburg New York Intermediate Municipal Fund, 2.32% and 1.19%, respectively, for Thornburg Intermediate Municipal Fund.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Semi-Annual Report  |  7

Performance Summary, Continued
March 31, 2020 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 4/1/09)
Without sales charge	1.77%	2.61%	1.95%	3.98%	5.35%
With sales charge	-0.28%	1.93%	1.54%	3.77%	5.16%
Class C Shares (Incep: 4/1/09)
Without sales charge	1.36%	2.14%	1.53%	3.61%	5.00%
With sales charge	0.77%	2.14%	1.53%	3.61%	5.00%
Class I Shares (Incep: 4/1/09)	2.00%	2.83%	2.20%	4.26%	5.64%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	FINAL VALUE
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.26%; C shares, 1.65% and I shares, 0.98%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2021, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.81%; C shares, 1.28% and I shares, 0.59%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield would have been 2.27%, and the SEC yield would have been 1.34%.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
8   |  Thornburg Municipal Funds Semi-Annual Report

Performance Summary, Continued
March 31, 2020 (Unaudited)
30-DAY YIELDS, A SHARES (with sales charge)
THORNBURG SHORT DURATION MUNICIPAL FUND
Annualized Distribution Yield	1.39%
SEC Yield	1.29%
THORNBURG LIMITED TERM MUNICIPAL FUND
Annualized Distribution Yield	1.69%
SEC Yield	1.10%
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND
Annualized Distribution Yield	1.49%
SEC Yield	0.89%
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
Annualized Distribution Yield	1.88%
SEC Yield	1.07%
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND
Annualized Distribution Yield	1.94%
SEC Yield	0.94%
THORNBURG INTERMEDIATE MUNICIPAL FUND
Annualized Distribution Yield	2.44%
SEC Yield	1.31%
THORNBURG STRATEGIC MUNICIPAL INCOME FUND
Annualized Distribution Yield	2.54%
SEC Yield	1.61%

Glossary
The ICE BofAML 1-3 Year U.S. Municipal Securities Index is a subset of the ICE BofAML Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 1 year and less than 3 years.
The ICE BofAML 1-10 Year U.S. Municipal Securities Index is a subset of the ICE BofAML Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.
The ICE BofAML 3-15 Year U.S. Municipal Securities Index is a subset of the ICE BofAML Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.
The ICE BofAML U.S. Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Thornburg Municipal Funds Semi-Annual Report  |  9

Fund Summary
Thornburg Short Duration Municipal Fund  |  March 31, 2020 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks current income exempt from federal income tax, consistent with preservation of capital.
This Fund invests principally in a laddered portfolio of municipal bonds with a dollar-weighted average duration of normally no more than three years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	123
Effective Duration	1.1 Yrs
Average Maturity	1.4 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
12%	33%	25%	20%	6%	4%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG SHORT DURATION MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770
Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.
Income distributions that are exempt from federal income tax may be subject to the federal alternative minimum tax and to state and local income taxes.

10  |  Thornburg Municipal Funds Semi-Annual Report

Fund Summary
Thornburg Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.
The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
This Fund is a laddered portfolio of municipal bonds with a dollar-weighted average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	1,644
Effective Duration	3.0 Yrs
Average Maturity	3.5 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
4%	14%	16%	14%	13%	13%	8%	6%	5%	4%	3%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG LIMITED TERM MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Semi-Annual Report  |  11

Fund Summary
Thornburg California Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.
The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
As described in the Fund’s prospectus, the Fund seeks to offer California investors tax-free yields from investments exempt from California and regular federal income taxes in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard this strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	320
Effective Duration	2.8 Yrs
Average Maturity	3.3 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
8%	20%	11%	9%	11%	13%	8%	7%	5%	3%	5%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.
Income distributions that are exempt from federal income tax may be subject to the federal alternative minimum tax and to state and local income taxes.

12  |  Thornburg Municipal Funds Semi-Annual Report

Fund Summary
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2020 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital.
The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.
This Fund seeks to offer New Mexico investors tax-free yields from investments exempt from New Mexico and regular federal income taxes in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally three to 10 years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	129
Effective Duration	5.1 Yrs
Average Maturity	8.5 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
2%	14%	9%	12%	15%	9%	7%	8%	12%	13%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.
Income distributions that are exempt from federal income tax may be subject to the federal alternative minimum tax and to state and local income taxes.

Thornburg Municipal Funds Semi-Annual Report  |  13

Fund Summary
Thornburg New York Intermediate Municipal Fund  |  March 31, 2020 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.
The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.
The Fund offers New York investors double (or for New York City residents triple) tax-free yields in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally three to 10 years (may be subject to Alternative Minimum Tax). Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	60
Effective Duration	5.9 Yrs
Average Maturity	9.8 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
4%	5%	10%	7%	10%	14%	17%	4%	7%	21%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705
Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

14  |  Thornburg Municipal Funds Semi-Annual Report

Fund Summary
Thornburg Intermediate Municipal Fund  |  March 31, 2020 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.
The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.
This Fund invests principally in a laddered portfolio of municipal bonds with a dollar-weighted average maturity of normally three to 10 years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	470
Effective Duration	5.5 Yrs
Average Maturity	8.8 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
3%	10%	10%	11%	13%	10%	14%	10%	8%	12%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Semi-Annual Report  |  15

Fund Summary
Thornburg Strategic Municipal Income Fund  |  March 31, 2020 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks a high level of current income exempt from federal individual income tax (may be subject to Alternative Minimum Tax).
The Fund invests principally in a portfolio of municipal bonds issued by states and state agencies, local governments and their agencies, and by U.S. territories and possessions.
Not more than 50% of the portfolio may be invested in bonds rated below investment grade (or of equivalent quality as determined in accordance with the prospectus) at the time of purchase. Also, the portfolio is typically diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve. The flexible nature of the Fund allows the team to adapt the portfolio’s duration and credit quality to our perception of future market conditions.
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	231
Effective Duration	5.5 Yrs
Average Maturity	9.5 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

16  |  Thornburg Municipal Funds Semi-Annual Report

Schedule of Investments
Thornburg Short Duration Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 96.0%
	Alabama — 1.9%
[a]	Selma Industrial Development Board (International Paper Co.), Series A, 2.00% due 11/1/2033 (put 10/1/2024)	$1,500,000	$ 1,470,165
	Southeast Alabama Gas Supply District, Series A, 4.00% due 6/1/2020	1,000,000	1,002,960
	Arizona — 1.4%
[a]	Maricopa County (Banner Health Obligated Group) IDA, Series B, 5.09% (MUNIPSA + 0.55%) due 1/1/2035 (put 10/18/2022)	945,000	943,517
	Mesa Utility System Revenue, 4.00% due 7/1/2020	915,000	921,606
	California — 8.7%
	California (Dignity Health) HFFA, Series A, 5.00% due 3/1/2021	1,000,000	1,019,050
[a]	California Infrastructure and Economic Development Bank (California Academy of Sciences), Series D, 1.043% (LIBOR 1 Month + 0.38%) due 8/1/2047 (put 8/1/2021)	2,000,000	2,001,540
[a]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), Series A, 1.321% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	4,000,000	4,005,720
	California Statewide Communities Development Authority (Irvine East Campus Apartments), 5.00% due 5/15/2020	565,000	567,571
[a]	Los Angeles Department of Water (SPA Royal Bank of Canada), Series B-2-REMK, 0.52% due 7/1/2035 (put 4/1/2020)	2,600,000	2,600,000
	Northern California Power Agency (LODI Energy Center), Series A, 5.00% due 6/1/2025 (pre-refunded 6/1/2020)	1,000,000	1,005,380
	Colorado — 3.3%
	Colorado State Education Loan Program, Series B, 1.75% due 6/29/2020	2,000,000	2,002,320
	Interlocken Metropolitan District (Insured: AGM) GO, Series A-1, 5.00% due 12/1/2020 - 12/1/2023	2,000,000	2,186,255
	Connecticut — 1.0%
	State of Connecticut GO, Series C, 5.00% due 6/15/2022	715,000	768,217
	State of Connecticut Special Tax Revenue, Series B, 5.00% due 10/1/2021	525,000	550,027
	Florida — 7.1%
	City of Jacksonville, Series C, 5.00% due 10/1/2020	1,000,000	1,019,180
	City of Orlando (Insured: AGM), Series A, 4.00% due 11/1/2021	900,000	939,186
	City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 4.00% due 11/1/2020	850,000	863,668
[a]	Escambia County (International Paper Co.), 2.00% due 11/1/2033 (put 10/1/2024)	775,000	759,585
[a]	JEA Water & Sewer System Revenue (SPA U.S. Bank, N.A.), Series A-1, 1.10% due 10/1/2038 (put 4/1/2020)	700,000	700,000
[a]	Miami-Dade County (Florida Power & Light Co.) IDA, 0.85% due 6/1/2021 (put 4/1/2020)	3,900,000	3,900,000
[a]	Miami-Dade County (Waste Management, Inc.) IDA, 1.50% due 9/1/2027 (put 11/2/2020)	1,000,000	997,340
	Georgia — 3.6%
	City of Atlanta (Atlantic Station Project), 5.00% due 12/1/2021	650,000	688,337
	Main Street Natural Gas, Inc., Series A, 5.00% due 5/15/2022	1,000,000	1,039,790
[a]	Monroe County Development Authority (Gulf Power Co.), 2.00% due 9/1/2037 (put 6/25/2020)	1,000,000	1,001,640
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2024	830,000	898,433
[a]	Private Colleges & Universities Authority (Emory University), Series B, 5.13% (MUNIPSA + 0.42%) due 10/1/2039 (put 8/16/2022)	1,000,000	985,010
	Guam — 0.3%
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2020	360,000	366,437
	Illinois — 7.9%
	Chicago Park District GO, Series B, 5.00% due 1/1/2022	400,000	416,064
	City of Chicago (Water System),
	5.00% due 11/1/2020	600,000	611,874
	Series 2017-2, 5.00% due 11/1/2022	600,000	648,444
	Cook County Community College District No. 508 (City Colleges of Chicago) GO, 5.00% due 12/1/2023	500,000	513,120
	Cook County School District No. 170 Chicago Heights (Insured: AGM) GO, Series D, 5.00% due 12/1/2022	1,500,000	1,613,805
[a]	Illinois Finance Authority (Peoples Gas Light & Coke Co.), Series B, 1.875% due 2/1/2033 (put 8/1/2020)	1,600,000	1,601,744
	State of Illinois (Build Illinois Program), 5.00% due 6/15/2020	535,000	538,333
	State of Illinois (State Facilities Improvements) GO,
	5.00% due 3/1/2022	575,000	589,312
	Series A, 5.00% due 10/1/2022	1,000,000	1,029,280
	Series D, 5.00% due 11/1/2024	1,000,000	1,047,430
	Village of Tinley Park GO,
	4.00% due 12/1/2021	585,000	611,301
	5.00% due 12/1/2024	870,000	985,110
	Indiana — 1.0%
[a]	Indiana Finance Authority (Indiana University Health, Inc. Obligated Group), Series L, 4.99% (MUNIPSA + 0.38%) due 12/1/2046 (put 7/2/2021)	1,300,000	1,300,286
	Kentucky — 0.9%
[a]	Louisville/Jefferson County Metropolitan Government (Louisville Gas & Electric Co.), 1.85% due 10/1/2033 (put 4/1/2021)	1,200,000	1,202,604
	Louisiana — 2.4%
	Louisiana Energy & Power Authority (Rodemacher Unit No. 2 Power), 5.00% due 1/1/2021	600,000	615,258
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 17

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[a]	Louisiana Offshore Terminal Authority (Loop, Inc.), 1.65% due 9/1/2027 (put 12/1/2023)	$1,500,000	$ 1,510,365
	Shreveport Water & Sewer Revenue (Insured: BAM), Series C, 5.00% due 12/1/2023	860,000	970,493
	Maryland — 0.5%
	Washington County (Diakon Lutheran Social Ministries Obligated Group), Series B, 5.00% due 1/1/2021 - 1/1/2023	670,000	698,880
	Michigan — 2.3%
	City of Detroit Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue; Insured: AGM), Series A, 5.25% due 7/1/2020	800,000	807,936
	Detroit Downtown Development Authority (Catalyst Development Project; Insured: AGM), Series A, 5.00% due 7/1/2021 - 7/1/2022	500,000	531,323
	Livonia Public Schools School District (Insured: BAM) GO, 5.00% due 5/1/2021	585,000	608,856
	Northern Michigan University, Series A, 5.00% due 12/1/2020 - 12/1/2021	935,000	974,594
	Minnesota — 0.8%
[a]	Minnesota Housing Finance Agency (Residential Single Family Development; Collateralized: GNMA, FNMA, FHLMC), 5.26% (MUNIPSA + 0.38%) due 7/1/2041 (put 12/12/2023)	1,000,000	998,310
	Mississippi — 2.7%
[a]	Jackson County (Chevron Corp.), 0.65% due 6/1/2023 (put 4/1/2020)	2,100,000	2,100,000
[a]	Mississippi Business Finance Corp. (Chevron USA, Inc.; Guaranty: Chevron Corp.), Series G, 0.65% due 12/1/2030 (put 4/1/2020)	950,000	950,000
	Mississippi Development Bank (Jackson Public School District; Insured: BAM), 5.00% due 10/1/2022	375,000	407,914
	Missouri — 0.9%
[a]	Health and Educational Facilities Authority of the State of Missouri (Washington University; SPA U.S. Bank, N.A.), Series C-REMK, 0.75% due 3/1/2040 (put 4/1/2020)	1,100,000	1,100,000
	Nebraska — 0.8%
[a]	Central Plains Energy Project, 5.00% due 3/1/2050 (put 1/1/2024)	1,000,000	1,063,990
	Nevada — 1.8%
	Clark County Department of Aviation, Series A, 5.00% due 7/1/2021	2,000,000	2,080,560
	Clark County School District (School Facilities Improvements) GO, Series C, 5.00% due 6/15/2021	250,000	261,060
	New Hampshire — 2.4%
[a]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA Wells Fargo Bank, N.A.), Series B-1, 0.85% due 7/1/2033 (put 4/1/2020)	3,100,000	3,100,000
	New Jersey — 3.7%
	City of Trenton (Various Capital Improvements; Insured: AGC) (State Aid Withholding) GO, 5.00% due 7/15/2020	500,000	505,285
	Hudson County Improvement Authority GO, Series B-1, 3.00% due 5/22/2020	1,350,000	1,353,375
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements), 5.00% due 6/15/2020	500,000	501,950
	Passaic Valley Sewer Commissioners (Sewer System), Series G, 5.75% due 12/1/2021	500,000	535,295
	Tobacco Settlement Financing Corp., Series A, 5.00% due 6/1/2021	1,790,000	1,837,077
	New Mexico — 2.2%
[a]	City of Farmington (Southern California Edison Co.-Four Corners Project), 2.125% due 6/1/2040 (put 6/1/2022)	1,000,000	971,210
	New Mexico Municipal Energy Acquisition Authority, Series A, 4.00% due 11/1/2021 - 11/1/2022	1,750,000	1,832,199
	New York — 9.3%
	Metropolitan Transportation Authority, Series D-1, 5.00% due 9/1/2022	3,000,000	3,172,590
	Metropolitan Transportation Authority (Transit and Commuter System), Series C-1, 5.00% due 9/1/2020	2,350,000	2,375,521
	New York City Housing Development Corp., 2.00% due 11/1/2020	1,780,000	1,779,786
[a]	New York City Water & Sewer System (SPA U.S. Bank, N.A.), Series 3A, 1.10% due 6/15/2043 (put 4/1/2020)	500,000	500,000
	New York State Dormitory Authority (NYSARC, Inc. Developmental Disability Programs; Insured: State Intercept), Series A, 5.00% due 7/1/2020	1,175,000	1,186,350
[a]	New York State Housing Finance Agency (LOC Landesbank Hessen-Thuringen), Series A, 0.75% due 11/1/2046 (put 4/1/2020)	500,000	500,000
	Oneida County Local Development Corp. (Utica College), 5.00% due 7/1/2020 - 7/1/2024	955,000	997,680
	Tobacco Settlement Asset Securitization Corp., Series A, 5.00% due 6/1/2021	1,000,000	1,027,590
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Assoc.), 5.00% due 7/1/2023	425,000	467,071
	North Carolina — 0.2%
	North Carolina Turnpike Authority, 5.00% due 1/1/2021	200,000	205,330
	North Dakota — 3.0%
	County of McKenzie, 5.00% due 8/1/2022	2,000,000	2,163,340
	Ward County (Insured: AGM), 3.00% due 4/1/2021	1,680,000	1,682,386
	Ohio — 3.0%
	City of Cleveland (Parking Facility; Insured: AGM), 5.25% due 9/15/2021	500,000	528,255
	County of Scioto (Southern Ohio Medical Center), 5.00% due 2/15/2022 - 2/15/2023	3,130,000	3,396,833
	Oklahoma — 0.2%
	Muskogee Industrial Trust (Muskogee County Independent School District No. 20), 5.00% due 9/1/2023	200,000	221,820
	Pennsylvania — 4.0%
	Coatesville Area School District (Insured: AGM) (State Aid Withholding) GO, 5.00% due 8/1/2021	1,000,000	1,046,870
	East Penn School District (State Aid Withholding) GO, 2.00% due 9/15/2020	555,000	555,350
18 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Luzerne County (Insured: AGM) IDA, GO, 5.00% due 12/15/2020	$ 500,000	$ 512,320
	Philadelphia Authority for Industrial Development, 5.00% due 5/1/2020 - 5/1/2022	745,000	776,566
	Philadelphia Water & Wastewater Revenue, Series B, 5.00% due 11/1/2020	550,000	561,242
	Plum Borough School District (Insured: BAM) (State Aid Withholding) GO,
	Series A, 4.00% due 9/15/2020 - 9/15/2021	830,000	850,242
	Series B,
	4.00% due 9/15/2020	385,000	389,427
	5.00% due 9/15/2021	430,000	451,926
	South Carolina — 1.9%
[a]	City of Charleston Waterworks & Sewer System Revenue (Capital Improvement), Series B, 1.041% (LIBOR 1 Month + 0.36%) due 1/1/2035 (put 1/1/2022)	2,500,000	2,502,450
	Tennessee — 1.1%
	Tennessee Energy Acquisition Corp. (The Gas Project), Series C, 5.00% due 2/1/2023	1,310,000	1,374,203
	Texas — 12.6%
	City of Dallas (Trinity River Corridor Infrastructure) GO, 5.00% due 2/15/2021	1,000,000	1,033,290
[a]	City of Houston (Combined Utility System), Series C, 1.007% (LIBOR 1 Month + 0.37%) due 5/15/2034 (put 8/1/2021)	3,200,000	3,192,768
	City of Olmos Park Higher Education Facilities Corp. (University of the Incarnate Word), 5.00% due 12/1/2022	1,000,000	1,086,460
	City of Texas City Industrial Development Corp. (ARCO Pipe Line Co. Project), 7.375% due 10/1/2020	1,000,000	1,024,240
[a]	Cypress-Fairbanks Independent School District (Guaranty: PSF) ISD GO, Series B-1-REMK, 1.25% due 2/15/2036 (put 8/15/2022)	925,000	924,445
[a,b]	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Series B-REM, 5.085% (MUNIPSA + 0.28%) due 6/1/2032 (put 4/1/2021)	1,325,000	1,325,040
	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center Central Heating & Cooling Service Corp.), 5.00% due 11/15/2020	1,145,000	1,171,324
	Houston Airport System Revenue,
	Series B,
[c]	5.00% due 7/1/2022	630,000	675,769
	5.00% due 7/1/2023	150,000	165,248
	Red River Authority (Insured: Natl-Re), 4.45% due 6/1/2020	2,650,000	2,661,448
	Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2021	510,000	534,500
[a]	San Antonio Electric & Gas Systems Revenue, Series B-REMK, 2.00% due 2/1/2033 (put 12/1/2021)	100,000	100,401
	San Antonio Water System, Series A, 5.00% due 5/15/2021	1,250,000	1,303,500
	Texas Transportation Commission (Highway Improvements) GO, 5.00% due 4/1/2020	1,000,000	1,000,000
	Washington — 0.4%
[d]	State of Washington GO, 5.00% due 6/1/2024	500,000	555,210
	West Virginia — 1.9%
	Mason County (Appalachian Power Co.), Series L, 2.75% due 10/1/2022	1,000,000	1,024,310
[a]	West Virginia Economic Development Authority, (Appalachian Power Co.), Series A, 2.625% due 12/1/2042 (put 6/1/2022)	1,425,000	1,434,776
	Wisconsin — 0.8%
[a]	Wisconsin Health & Educational Facilities Authority (Ascension Health Alliance System), Series B-4, 5.00% due 11/15/2043 (put 6/1/2021)	1,000,000	1,033,490
	Total Investments — 96.0% (Cost $123,389,300)		$123,698,938
	Other Assets Less Liabilities — 4.0%		5,115,535
	Net Assets — 100.0%		$128,814,473

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2020.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2020, the aggregate value of these securities in the Fund’s portfolio was $1,325,040, representing 1.03% of the Fund’s net assets.
c	Segregated as collateral for a when-issued security.
d	When-issued security.
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 19

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  March 31, 2020 (Unaudited)
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
BAM	Insured by Build America Mutual Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
ISD	Independent School District
JEA	Jacksonville Electric Authority
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund
SPA	Stand-by Purchase Agreement
20 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 98.9%
	Alabama — 0.8%
	Alabama Public School & College Authority (Education System Capital Improvements),
	Series A, 5.00% due 6/1/2020 - 6/1/2022	$16,025,000	$ 16,756,577
	Series B, 5.00% due 6/1/2023	735,000	820,635
	Alabama State Board of Education (Calhoun Community College), 4.00% due 5/1/2020 - 5/1/2022	3,230,000	3,326,605
	East Alabama Health Care Authority, Series A, 5.00% due 9/1/2021 - 9/1/2022	2,045,000	2,157,697
	Lower Alabama Gas District, Series A, 5.00% due 9/1/2029	3,625,000	4,235,559
	Lower Alabama Gas District (Guaranty: Goldman Sachs Group, Inc.), 4.00% due 12/1/2023 - 12/1/2025	1,220,000	1,287,402
[a]	Selma Industrial Development Board (International Paper Co.), Series A, 2.00% due 11/1/2033 (put 10/1/2024)	2,500,000	2,450,275
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2025 - 9/1/2027	8,915,000	10,828,952
	Water Works Board of the City of Birmingham, 5.00% due 1/1/2029	2,230,000	2,796,799
	Alaska — 0.4%
	Alaska Energy Authority (Bradley Lake Hydroelectric Project; Insured: AGM), 6.00% due 7/1/2020	2,055,000	2,078,139
	City of Valdez (BP Pipelines (Alaska), Inc. Project),
	Series B, 5.00% due 1/1/2021	6,485,000	6,553,871
	Series C, 5.00% due 1/1/2021	12,000,000	12,127,440
	Arizona — 2.4%
	Arizona (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2022 - 12/1/2024	3,360,000	3,755,429
	Arizona Board of Regents (Arizona State University) COP,
	Series A, 5.00% due 9/1/2020 - 9/1/2023	17,150,000	18,510,376
	Series C, 5.00% due 6/1/2022	6,080,000	6,572,298
	Arizona Board of Regents (Northern Arizona University Projects) COP, 5.00% due 9/1/2020 - 9/1/2023	6,825,000	7,271,581
	Arizona Board of Regents (University of Arizona), 5.00% due 8/1/2020 - 8/1/2024	1,925,000	2,111,486
	Arizona Board of Regents (University of Arizona) COP, 5.00% due 6/1/2022 - 6/1/2028	1,690,000	1,968,337
	Arizona Transportation Board,
	Series A,
	5.00% due 7/1/2021	7,465,000	7,824,514
	5.00% due 7/1/2022 (pre-refunded 7/1/2021)	5,000,000	5,245,900
[a]	City of Phoenix (Mayo Clinic Arizona; Guaranty: Mayo Clinic) IDA, Series B-REM, 0.75% due 11/15/2052 (put 4/1/2020)	550,000	550,000
	City of Phoenix Civic Improvement Corp., Series A, 5.00% due 7/1/2022 - 7/1/2025	8,580,000	9,885,744
	City of Phoenix Civic Improvement Corp. (Phoenix Airport Revenue), Series A, 5.00% due 7/1/2029 (pre-refunded 7/1/2020)	9,320,000	9,408,633
	City of Tucson (Street and Highway Projects), Series A, 5.00% due 7/1/2022	2,135,000	2,316,774
[a]	Maricopa County (Banner Health Obligated Group) IDA, Series B, 5.09% (MUNIPSA + 0.55%) due 1/1/2035 (put 10/18/2022)	8,785,000	8,771,208
	Northern Arizona University (Insured: BAM), Series B, 5.00% due 6/1/2025 - 6/1/2030	2,105,000	2,642,100
	Pima County (Ina & Roger Road Wastewater Reclamation Facilities),
	Series A,
	3.00% due 7/1/2021 - 7/1/2022	2,525,000	2,607,500
	5.00% due 7/1/2020 - 7/1/2022	1,400,000	1,466,691
	Pima County (Sewer System & Fleet Services Facilities Expansion) COP, Series A, 5.00% due 12/1/2020 - 12/1/2022	3,260,000	3,482,868
	Pinal County (Detention and Training Facilities), Series A, 5.00% due 8/1/2021 - 8/1/2025	5,075,000	5,692,404
	Pinal County (Hunt Highway (Phases III-V), Ironwood Drive, Public Safety Radio & Court Buildings), 5.00% due 8/1/2025	3,000,000	3,470,880
	Pinal County (Tucson Electric Power Co.) IDA, 4.00% due 9/1/2029	3,320,000	3,342,742
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), 5.00% due 1/1/2026 - 1/1/2029	8,405,000	10,451,987
	State of Arizona COP, Series A, 5.00% due 10/1/2025	3,375,000	3,998,666
	State of Arizona Department of Administration (State Lottery; Insured: AGM), Series A, 5.00% due 7/1/2020	8,705,000	8,789,264
	Arkansas — 0.0%
	Board of Trustees of the University of Arkansas (Fayetteville Campus Athletic Facilities), Series A, 3.00% due 11/1/2023	615,000	651,691
	California — 5.5%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2021 - 12/1/2023	6,200,000	6,909,908
	Anaheim Public Financing Authority (Public Improvements; Insured: AGM), Series C, Zero Coupon due 9/1/2022	3,250,000	3,153,898
	Cabrillo (Educational Facilities; Insured: AMBAC) USD GO, Series A, Zero Coupon due 8/1/2021	1,000,000	982,770
	California (Community Developmental Disabilities Program; Insured: California Mtg Insurance) HFFA, 5.75% due 2/1/2021	1,695,000	1,760,529
	California (Dignity Health) HFFA,
	Series A,
	5.00% due 3/1/2021	3,450,000	3,515,723
	5.25% due 3/1/2022	7,020,000	7,167,560
[a]	California (St. Joseph Health System) HFFA, Series D, 5.00% due 7/1/2043 (put 10/15/2020)	5,000,000	5,096,850
	California Educational Facilities Authority (Chapman University), 5.00% due 4/1/2021	4,870,000	5,054,865
[a]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), Series A, 1.321% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	5,000,000	5,007,150
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 21

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	California State Public Works Board (California School for the Deaf Riverside Campus), Series H, 5.00% due 4/1/2020 - 4/1/2021	$ 2,475,000	$ 2,509,425
	California State Public Works Board (California State University), Series A, 5.00% due 10/1/2020	1,000,000	1,019,340
	California State Public Works Board (Coalinga State Hospital), Series H, 5.00% due 6/1/2020 - 6/1/2022	22,240,000	23,445,079
	California State Public Works Board (Laboratory Facility and San Diego Courthouse), Series I, 5.00% due 11/1/2021 - 11/1/2022	10,825,000	11,844,977
	California State Public Works Board (Various Capital Projects),
	Series A, 5.00% due 10/1/2021	1,000,000	1,057,910
	Series G, 5.00% due 11/1/2020 - 11/1/2021	3,250,000	3,390,765
	Castaic Lake Water Agency (Water System Improvement; Insured: AMBAC) COP, Zero Coupon due 8/1/2023	10,125,000	9,669,881
	County of Los Angeles Redevelopment Refunding Authority (Bunker Hill Project),
	5.00% due 12/1/2020 - 12/1/2024	26,635,000	29,462,249
	Series C, 5.00% due 6/1/2020 - 6/1/2024	8,960,000	9,923,542
	Escondido Union High School District (Insured: Natl-Re) GO, Zero Coupon due 11/1/2020	2,655,000	2,636,787
[a]	Irvine Ranch Water District (LOC Bank of America, N.A.), Series B, 0.52% due 10/1/2041 (put 4/1/2020)	2,150,000	2,150,000
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
	Series A, 5.00% due 7/1/2023	8,950,000	9,976,923
	Series B, 5.00% due 7/1/2023	11,950,000	13,317,080
	Series D, 5.00% due 7/1/2022 - 7/1/2024	22,900,000	25,407,901
[a]	Los Angeles Department of Water (SPA Royal Bank of Canada), Series B-2-REMK, 0.52% due 7/1/2035 (put 4/1/2020)	1,800,000	1,800,000
	Los Angeles USD GO, Series A, 5.00% due 7/1/2024	1,500,000	1,714,440
	Needles (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 8/1/2023	1,005,000	954,127
	North City West School Facilities Financing Authority (Carmel Valley Educational Facilities; Insured: AGM), Series A, 5.00% due 9/1/2023	4,545,000	4,927,734
[a]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	35,000,000	36,303,050
	Northern California Power Agency (LODI Energy Center), Series A, 5.00% due 6/1/2025 (pre-refunded 6/1/2020)	4,000,000	4,021,520
	Palomar Community College District GO, Series B, Zero Coupon due 8/1/2021	2,560,000	2,520,550
	Rocklin (Insured: Natl-Re) USD GO, Zero Coupon due 8/1/2022	3,910,000	3,790,706
	Sacramento City (Educational Facilities Improvements) USD GO, 5.00% due 7/1/2021	3,265,000	3,412,252
	Sacramento City Financing Authority (Merged Downtown & Oak Park; Insured: Natl-Re), Series A, Zero Coupon due 12/1/2021	1,600,000	1,545,840
	San Diego (Educational System Capital Projects; Insured: Natl-Re) USD GO, Series D-1, 5.50% due 7/1/2020	10,000,000	10,111,100
	San Diego Convention Center Expansion Financing Authority, Series A, 5.00% due 4/15/2020 - 4/15/2022	15,000,000	15,754,870
	Santa Fe Springs Community Development Commission (Consolidated Redevelopment Project; Insured: Natl-Re), Series A, Zero Coupon due 9/1/2024	7,000,000	6,497,260
[a]	Southern California Public Power Authority (Magnolia Power Project; LOC U.S. Bank N.A.), 0.80% due 7/1/2036 (put 4/1/2020)	870,000	870,000
[a]	State of California ( LOC U.S. Bank N.A.) GO, 0.75% due 5/1/2034 (put 4/1/2020)	1,900,000	1,900,000
	State of California (Various Purposes) GO, 5.00% due 9/1/2020 - 9/1/2021	16,000,000	16,460,630
	West Contra Costa (Educational Facilities; Insured: AGC) USD GO, Series C-1, Zero Coupon due 8/1/2022	4,000,000	3,883,360
	West Covina Redevelopment Agency (Fashion Plaza), 6.00% due 9/1/2022	4,070,000	4,331,579
	Colorado — 2.0%
	City & County of Denver (Buell Theatre Property) COP, 5.00% due 12/1/2020 - 12/1/2023	8,610,000	9,159,732
	City & County of Denver School District No. 1 (Eastbridge Elementary and Conservatory Green K-8 Schools) COP,
	Series C,
	4.00% due 12/15/2020	600,000	611,544
	5.00% due 12/15/2021 - 12/15/2023	3,210,000	3,536,653
	City of Aurora COP, 5.00% due 12/1/2027 - 12/1/2029	9,655,000	12,445,043
[a]	Colorado (Adventist Health System/Sunbelt Obligated Group) HFA, 5.00% due 11/15/2049 (put 11/19/2026)	16,100,000	19,334,168
	Colorado (Northern Colorado Medical Center) HFA, ETM, 5.00% due 5/15/2025 - 5/15/2026	1,305,000	1,565,143
	Colorado (Sanford Obligated Group) HFA, Series A, 5.00% due 11/1/2026 - 11/1/2027	4,290,000	5,261,119
	Colorado Educational & Cultural Facilities Authority (National Conference of State Legislatures), 5.00% due 6/1/2020 - 6/1/2021	1,925,000	1,971,009
	Colorado State Education Loan Program, Series B, 1.75% due 6/29/2020	18,000,000	18,020,880
	County of Larimer (Jail Facilities Project) COP, 5.00% due 12/1/2028 - 12/1/2029	3,025,000	3,915,210
	El Paso County (Judicial Complex; Insured: AGM) COP, 5.00% due 12/1/2022 - 12/1/2028	2,500,000	3,013,873
	El Paso County (Pikes Peak Regional Development Center) COP,
	4.00% due 12/1/2021	1,000,000	1,047,840
	5.00% due 12/1/2023	1,330,000	1,508,020
	El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2020 - 12/15/2024	1,950,000	2,195,520
	Interlocken Metropolitan District (Insured: AGM) GO,
	Series A-1, 5.00% due 12/1/2024 - 12/1/2026	2,375,000	2,801,545
	Series A-2, 5.00% due 12/1/2027	365,000	450,775
	Regional Transportation District (FasTracks Transportation System) COP, Series A, 5.00% due 6/1/2020	3,655,000	3,677,953
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2023 - 6/1/2024	8,000,000	8,904,400
	Regional Transportation District (Public Mass Transportation System) COP, Series A, 5.50% due 6/1/2022 (pre-refunded 6/1/2020)	2,740,000	2,758,796
	Regional Transportation District COP, Series A, 5.50% due 6/1/2021 (pre-refunded 6/1/2020)	2,370,000	2,386,258
	State of Colorado COP, Series A, 5.00% due 9/1/2024 - 9/1/2028	4,610,000	5,579,537
	Connecticut — 1.8%
22 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	City of Hartford (Various Public Improvements; Insured: AGM) GO,
	Series A, 5.00% due 7/1/2024 - 7/1/2025	$ 1,820,000	$ 2,114,374
	Series B, 5.00% due 10/1/2022	1,765,000	1,924,468
	Connecticut State Health & Educational Facilities Authority (Yale University),
[a]	Series V-1, 0.60% due 7/1/2036 (put 4/1/2020)	2,845,000	2,845,000
[a]	Series V-2, 0.60% due 7/1/2036 (put 4/1/2020)	1,615,000	1,615,000
	State of Connecticut (Educational Facilities) GO,
	Series B, 5.00% due 6/15/2024 - 6/15/2025	30,400,000	34,739,807
	Series E, 5.00% due 9/1/2023	5,550,000	6,173,043
	State of Connecticut (Various Capital Projects) GO,
	Series B, 5.00% due 5/15/2027	16,615,000	19,582,439
	Series E, 5.00% due 8/15/2024	1,845,000	2,046,437
	State of Connecticut GO,
	Series B, 5.00% due 2/15/2024	7,000,000	7,863,170
	Series C, 5.00% due 6/15/2022 - 6/15/2028	12,540,000	14,911,613
	Series E, 5.00% due 9/15/2028	2,560,000	3,143,936
	State of Connecticut Special Tax Revenue, Series B, 5.00% due 10/1/2021	2,200,000	2,304,874
	State of Connecticut, Special Tax Revenue (Transportation Infrastructure Purposes), Series A, 5.00% due 8/1/2026	1,200,000	1,401,552
	Delaware — 0.0%
	Delaware Transportation Authority (Transportation System), 5.00% due 7/1/2020 - 7/1/2022	1,940,000	2,066,575
	District of Columbia — 0.2%
	District of Columbia, Series A, 5.00% due 12/1/2027	925,000	930,670
	District of Columbia (Insured: Syncora) GO, Series B, 5.25% due 6/1/2020	3,005,000	3,025,464
	District of Columbia (National Public Radio), Series A, 5.00% due 4/1/2020	1,890,000	1,890,000
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2020 - 7/1/2028	6,705,000	7,707,049
	Florida — 7.0%
	Alachua County School Board (Educational Facilities) COP, 5.00% due 7/1/2022 - 7/1/2023	3,850,000	4,239,916
	Broward County (Airport, Marina & Port Improvements),
	Series Q-1,
	4.00% due 10/1/2020	1,660,000	1,684,136
	5.00% due 10/1/2020	2,000,000	2,038,980
	Broward County School Board (Educational Facilities) COP,
	Series A, 5.00% due 7/1/2021 - 7/1/2027	22,880,000	25,803,556
	Series B, 5.00% due 7/1/2023 - 7/1/2025	9,000,000	10,478,490
	Series C, 5.00% due 7/1/2025 - 7/1/2026	12,830,000	15,450,929
	Broward County School Board COP,
	Series A, 5.00% due 7/1/2028	8,590,000	10,885,076
	Series B, 5.00% due 7/1/2029	8,920,000	11,515,274
	Central Florida Expressway Authority, 5.00% due 7/1/2022 - 7/1/2026	4,100,000	4,656,743
	City of Cape Coral (Water and Sewer System Improvements), 5.00% due 10/1/2022 - 10/1/2026	5,435,000	6,516,841
	City of Jacksonville, Series C, 5.00% due 10/1/2023	1,105,000	1,246,838
	City of Lakeland (Energy System; Insured: AGM), 5.00% due 10/1/2020	1,695,000	1,727,612
	City of Lakeland (Lakeland Regional Health Systems), 5.00% due 11/15/2026	1,925,000	2,317,508
	City of Miami (Stormwater Management Utility System), 5.00% due 9/1/2026 - 9/1/2028	2,675,000	3,317,384
	City of North Miami Beach (North Miami Beach Water Project), 5.00% due 8/1/2020 - 8/1/2021	1,780,000	1,840,376
	City of Orlando (Senior Tourist Development; Insured: AGM), 5.00% due 11/1/2023 - 11/1/2027	3,545,000	4,140,350
	Florida Higher Educational Facilities Financing Authority (Nova Southeastern University), 5.00% due 4/1/2020	1,190,000	1,190,000
	Florida Higher Educational Facilities Financing Authority (University of Tampa), Series A, 5.00% due 4/1/2022	620,000	658,868
	Florida State Board of Governors (University System Capital Improvements), Series A, 4.00% due 7/1/2020 - 7/1/2022	12,655,000	13,105,011
	Fort Myers Utility System Revenue,
	5.00% due 10/1/2023	990,000	1,044,054
	5.00% due 10/1/2023 (pre-refunded 10/1/2021)	2,370,000	2,506,157
	Hillsborough County (Court Facilities), Series B, 5.00% due 11/1/2020 - 11/1/2021	9,525,000	9,923,672
	Hillsborough County (Jail and Storm Water Projects), Series A, 5.00% due 11/1/2021 - 11/1/2022	5,305,000	5,732,184
	Hillsborough County School Board (Master Lease Program) COP, 5.00% due 7/1/2027 - 7/1/2028	10,035,000	12,534,373
	Jacksonville Electric Authority (Electric System), Series A, 5.00% due 10/1/2024 (pre-refunded 10/1/2023)	1,200,000	1,357,476
	Jacksonville Electric Authority (Electric System) ETM, Series A, 5.00% due 10/1/2023	1,395,000	1,578,066
	Lee County School Board (School Facilities Improvements) COP, 5.00% due 8/1/2023 - 8/1/2024	3,000,000	3,432,230
	Manatee County (County Capital Projects), 5.00% due 10/1/2021	2,775,000	2,936,977
	Manatee County (Public Utilities Improvements), 5.00% due 10/1/2024 - 10/1/2025	970,000	1,133,624
	Manatee County School District (School Facilities Improvements; Insured: AGM), 5.00% due 10/1/2025 - 10/1/2027	2,900,000	3,566,715
	Marion County School Board (Insured: BAM) COP, Series B, 5.00% due 6/1/2020 - 6/1/2024	8,330,000	8,885,541
	Miami Beach GO,
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 23

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	4.00% due 9/1/2021	$ 1,015,000	$ 1,056,757
	5.00% due 9/1/2020 - 9/1/2022	4,720,000	4,833,548
[a]	Miami-Dade County (Florida Power & Light Co.) IDA, 0.85% due 6/1/2021 (put 4/1/2020)	39,700,000	39,700,000
	Miami-Dade County (Miami International Airport), Series B, 5.00% due 10/1/2025	2,500,000	2,806,425
	Miami-Dade County (Transit System), 5.00% due 7/1/2023 - 7/1/2025	10,215,000	11,882,453
[a]	Miami-Dade County (Waste Management, Inc.) IDA, 1.50% due 9/1/2027 (put 11/2/2020)	3,000,000	2,992,020
	Miami-Dade County Expressway Authority (Toll System), Series B, 5.00% due 7/1/2024 - 7/1/2025	4,000,000	4,574,500
	Miami-Dade County School Board (Educational Facilities Improvements) COP,
	Series A,
	5.00% due 5/1/2022 - 5/1/2024	15,535,000	17,336,243
[a]	5.00% due 5/1/2031 (put 5/1/2024)	2,550,000	2,894,633
	Series C, 5.00% due 5/1/2025	15,000,000	17,532,750
	Orange County (Orlando Health, Inc.; Insured: Natl-Re) HFA ETM, Series C, 6.25% due 10/1/2021	820,000	857,515
	Orange County School Board (Educational Facilities) COP, Series D, 5.00% due 8/1/2020 - 8/1/2025	9,795,000	10,687,302
	Palm Beach County (Baptist Health South Florida Obligated Group) HFA, 5.00% due 8/15/2024 - 8/15/2027	1,145,000	1,376,389
	Palm Beach County (Boca Raton Regional Hospital) HFA, ETM, 5.00% due 12/1/2020	600,000	615,102
	Palm Beach County School Board (Educational Facilities) COP,
	Series B, 5.00% due 8/1/2022 - 8/1/2024	10,095,000	11,463,808
	Series C,
	4.00% due 8/1/2021	3,835,000	3,978,352
	5.00% due 8/1/2020 - 8/1/2022	2,750,000	2,909,310
	Palm Beach County School District COP, Series C, 5.00% due 8/1/2021 - 8/1/2026	10,130,000	11,536,878
	Polk County (Water and Wastewater Utility Systems), 5.00% due 10/1/2023	1,420,000	1,556,022
	Polk County (Water and Wastewater Utility Systems; Insured: AGM),
	3.00% due 10/1/2021	3,125,000	3,214,812
	4.00% due 10/1/2020	3,100,000	3,145,074
	Reedy Creek Improvement District (Buena Vista Drive Corridor Improvements) GO, Series A, 5.00% due 6/1/2023	1,940,000	2,166,670
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems), Series 1, 5.00% due 10/1/2021 - 10/1/2023	2,575,000	2,794,774
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems) GO, Series A, 5.00% due 6/1/2021 - 6/1/2025	4,210,000	4,828,896
	South Florida Water Management District (Everglades Restoration Plan) COP, 5.00% due 10/1/2020 - 10/1/2022	5,530,000	5,852,836
	St. Johns County School Board COP, Series A, 5.00% due 7/1/2023 - 7/1/2029	9,515,000	11,777,856
	State of Florida GO, 4.00% due 7/1/2030	6,460,000	6,660,841
	Sunshine State Governmental Financing Commission (Miami-Dade County Program), Series B-1, 5.00% due 9/1/2021 - 9/1/2024	7,275,000	8,001,716
	Sunshine State Governmental Financing Commission (Miami-Dade County Program; Insured: AGM), Series A, 5.00% due 9/1/2021	5,000,000	5,272,050
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2023 - 10/15/2025	1,750,000	1,969,555
	Volusia County School Board (University High School, River Springs Middle School) COP, Series B, 5.00% due 8/1/2024	1,000,000	1,156,040
	Georgia — 1.5%
	Athens-Clarke County Unified Government Development Authority (UGAREF Bolton Commons, LLC), 4.00% due 6/15/2020	395,000	397,338
	Athens-Clarke County Unified Government Development Authority (UGAREF Central Precinct, LLC), 5.00% due 6/15/2022 - 6/15/2023	1,270,000	1,390,319
	City of Atlanta (Airport Passenger Facility),
	5.00% due 1/1/2024 - 1/1/2025	3,850,000	4,334,973
	Series B, 5.00% due 1/1/2023 - 1/1/2025	2,645,000	2,945,406
	City of Atlanta (Atlantic Station Project), 5.00% due 12/1/2020 - 12/1/2024	4,290,000	4,687,370
	City of Atlanta (BeltLine Project), Series A, 5.00% due 1/1/2021	175,000	175,520
	City of Atlanta (Hartsfield-Jackson Atlanta International Airport), Series C, 5.50% due 1/1/2021	3,525,000	3,634,381
	City of Atlanta (Water & Wastewater System), 5.00% due 11/1/2021 - 11/1/2025	6,630,000	7,376,049
	Development Authority of Fulton County (Georgia Tech Athletic Assoc.), 5.00% due 10/1/2022	130,000	141,076
	Development Authority of Fulton County (Georgia Tech Athletic Assoc.) ETM, 5.00% due 10/1/2022	4,420,000	4,837,734
	Main Street Natural Gas, Inc., Series A, 5.00% due 5/15/2023 - 5/15/2029	14,265,000	15,638,022
[a]	Monroe County Development Authority (Gulf Power Co.), 2.00% due 9/1/2037 (put 6/25/2020)	3,300,000	3,305,412
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2026 - 1/1/2030	6,300,000	7,235,303
[a]	Private Colleges & Universities Authority (Emory University), Series B, 5.13% (MUNIPSA + 0.42%) due 10/1/2039 (put 8/16/2022)	18,400,000	18,124,184
	Savannah Economic Development Authority (International Paper Co.), 1.90% due 8/1/2024	8,000,000	7,888,240
	Guam — 0.5%
	Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2020 - 11/15/2024	11,170,000	11,365,680
	Guam Government, Series A, 5.00% due 1/1/2025	305,000	307,956
	Guam Government Waterworks Authority (Water & Wastewater System Improvements),
	5.25% due 7/1/2020 - 7/1/2022	1,350,000	1,379,544
[b]	5.25% due 7/1/2023	645,000	668,601
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2023 - 10/1/2026	4,330,000	4,493,640
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2020 - 10/1/2022	7,840,000	7,999,326
	Hawaii — 0.9%
	City and County of Honolulu (Capital Improvements) GO,
24 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series A, 5.00% due 11/1/2020	$ 8,265,000	$ 8,452,863
	Series B, 5.00% due 11/1/2021 - 11/1/2022	9,465,000	10,286,532
	City and County of Honolulu (Capital Improvements) GO ETM, Series A, 5.00% due 11/1/2022	1,750,000	1,920,345
	County of Hawaii (Capital Improvements) GO,
	Series A, 5.00% due 9/1/2023	800,000	900,320
	Series B, 5.00% due 9/1/2023	1,500,000	1,688,100
	Series C, 5.00% due 9/1/2021 - 9/1/2026	5,250,000	5,884,408
	Series D, 5.00% due 9/1/2023 - 9/1/2026	3,085,000	3,646,665
	Series E, 5.00% due 9/1/2021 - 9/1/2026	4,665,000	5,104,348
	Honolulu City & County Board of Water Supply, Series A, 5.00% due 7/1/2024	1,000,000	1,082,340
	State of Hawaii (Hawaiian Home Lands Settlement) GO,
	Series DZ,
	5.00% due 12/1/2022 (pre-refunded 12/1/2021)	3,060,000	3,254,616
[b]	5.00% due 12/1/2022 (pre-refunded 12/1/2021)	940,000	1,001,391
	Series EA, 5.00% due 12/1/2020 - 12/1/2021	5,500,000	5,759,350
	State of Hawaii Airports System Revenue, Series A, 5.25% due 7/1/2027	2,400,000	2,420,544
	Idaho — 0.3%
	Idaho (Trinity Health Credit Group) HFA, Series D, 5.00% due 12/1/2022 - 12/1/2024	4,200,000	4,705,662
[a]	Regents of the University of Idaho, 5.25% due 4/1/2041 (put 4/1/2021)	11,975,000	12,376,043
	Illinois — 6.5%
	Illinois (United Community & Housing Development Corp.) DFA ETM, Zero Coupon due 4/15/2020	20,000,000	19,986,600
	Board of Education of the City of Chicago (Educational Facilities; Insured: BHAC-CR FGIC) GO, Series B-1, Zero Coupon due 12/1/2020	12,000,000	11,832,360
	Board of Trustees of Southern Illinois University (Housing & Auxiliary Facilities; Insured: Natl-Re), Series A, 5.25% due 4/1/2020	1,000,000	1,000,000
	Chicago Midway International Airport, Series B, 5.00% due 1/1/2022 - 1/1/2024	3,700,000	4,032,674
	Chicago O’Hare International Airport (2015 Airport Projects), Series B, 5.00% due 1/1/2021	3,000,000	3,082,890
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2027	1,750,000	2,012,990
	Chicago O’Hare International Airport (Capital Development Programs), Series B, 5.00% due 1/1/2022 (pre-refunded 1/1/2021)	5,835,000	6,002,873
	Chicago Park District (Capital Improvement Plan) GO,
	Series A, 5.00% due 1/1/2024 - 1/1/2025	1,915,000	2,081,205
	Series B, 5.00% due 1/1/2021 - 1/1/2024	7,270,000	7,585,870
	Series C, 5.00% due 1/1/2022 - 1/1/2023	5,155,000	5,429,989
	Series D, 5.00% due 1/1/2023 - 1/1/2024	3,435,000	3,679,868
	Chicago Park District GO, Series D, 5.00% due 1/1/2021 - 1/1/2024	2,850,000	2,966,890
	Chicago School Reform Board of Trustees of the Board of Education (School District Capital Improvement Program; Insured: Natl-Re) GO, Series A, 5.25% due 12/1/2021	1,500,000	1,581,375
	City of Chicago (Chicago Midway Airport), Series B, 5.00% due 1/1/2023 - 1/1/2024	22,275,000	24,184,641
	City of Chicago (Riverwalk Expansion Project; Insured: AGM), 5.00% due 1/1/2021 - 1/1/2023	2,410,000	2,445,703
	City of Chicago (Wastewater Transmission System), Series C-REMK-10/, 5.00% due 1/1/2021 - 1/1/2025	16,750,000	18,355,130
	City of Chicago (Water System),
	Series 2017-2, 5.00% due 11/1/2020 - 11/1/2024	4,150,000	4,426,069
	Series A, 5.00% due 11/1/2027	6,250,000	7,505,062
	Series A-1, 5.00% due 11/1/2024	4,000,000	4,492,880
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2028	2,000,000	2,451,100
	City of Mount Vernon (Various Municipal Capital Improvements; Insured: AGM) GO, 4.00% due 12/15/2020 - 12/15/2021	2,425,000	2,471,774
	City of Waukegan (Lakehurst Redevelopment Project; Insured: AGM) GO, Series A, 5.00% due 12/30/2020 - 12/30/2022	4,100,000	4,354,055
	Community College District No. 503 (Black Hawk College; Insured: AGM) GO, 5.00% due 12/1/2021 - 12/1/2024	10,935,000	12,199,390
	Community College District No. 516 (Waubonsee Community College) GO,
	Series A,
	4.50% due 12/15/2020	1,325,000	1,355,859
	5.00% due 12/15/2021	6,175,000	6,573,534
	Community Unit School District No. 302 (Kane & DeKalb County Educational Facilities; Insured: Natl-Re) GO, Zero Coupon due 2/1/2021	3,165,000	3,127,495
	Community Unit School District No. 428 (DeKalb County Educational Facilities) GO, Zero Coupon due 1/1/2021	6,140,000	5,979,807
	Community Unit School District No. 5 (Insured: BAM) GO, 5.00% due 4/15/2024 - 4/15/2026	1,650,000	1,926,149
	Cook County Community College District No. 508 (City Colleges of Chicago) GO,
	5.00% due 12/1/2020 - 12/1/2024	8,020,000	8,193,530
	5.25% due 12/1/2025 - 12/1/2026	3,365,000	3,476,632
	Cook County School District No.170 (Insured: AGM) GO, Series D, 5.00% due 12/1/2024	1,190,000	1,341,868
	County of Cook (Capital Improvement Plan) GO,
	Series A, 5.00% due 11/15/2021	5,000,000	5,084,900
	Series C,
	4.00% due 11/15/2020 - 11/15/2022	3,925,000	3,932,461
	5.00% due 11/15/2020 - 11/15/2022	5,605,000	5,699,078
	County of Cook Sales Tax Revenue, 5.00% due 11/15/2028	2,250,000	2,790,270
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 25

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Forest Preserve District of Cook County GO, Series A, 5.00% due 11/15/2021	$ 1,500,000	$ 1,573,530
	Forest Preserve District of DuPage County GO, 5.00% due 11/1/2020 - 11/1/2024	9,455,000	10,658,327
	Illinois Finance Authority (Advocate Health Care), 5.00% due 8/1/2023 - 8/1/2024	1,365,000	1,553,962
[a]	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group), 1.10% due 8/15/2042 (put 4/1/2020)	1,850,000	1,850,000
[a]	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group; SPA U.S. Bank, N.A.), 1.10% due 8/15/2042 (put 4/1/2020)	2,000,000	2,000,000
[a]	Illinois Finance Authority (Peoples Gas Light & Coke Co.), Series B, 1.875% due 2/1/2033 (put 8/1/2020)	2,000,000	2,002,180
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2020 - 11/15/2025	3,055,000	3,421,231
	Illinois Finance Authority (Trinity Health), Series L, 4.00% due 12/1/2021	1,265,000	1,322,520
	Illinois State Toll Highway Authority,
	5.00% due 1/1/2025	2,000,000	2,295,440
	Series D, 5.00% due 1/1/2023 - 1/1/2024	10,500,000	11,622,500
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 (Insured: AMBAC) GO, Zero Coupon due 12/1/2021	1,235,000	1,200,297
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 (Insured: AMBAC) GO ETM, Zero Coupon due 12/1/2021	765,000	749,799
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 5.00% due 1/1/2024	7,150,000	8,094,229
	Knox & Warren Counties Community Unit School District No 205 Galesburg GO,
	Series B,
	4.00% due 12/1/2020 - 12/1/2023	3,610,000	3,834,546
[b]	4.00% due 12/1/2024	1,240,000	1,371,936
	5.00% due 12/1/2025 - 12/1/2029	7,400,000	9,058,267
	McHenry County Conservation District GO, 5.00% due 2/1/2021 - 2/1/2025	4,325,000	4,733,080
	Metropolitan Pier & Exposition Authority (McCormick Place Expansion) (State Aid Withholding), Series B, 5.00% due 12/15/2020	4,000,000	4,021,120
	Metropolitan Water Reclamation District of Greater Chicago (Green Bond), GO, Series E, 5.00% due 12/1/2025	1,000,000	1,177,890
	Peoria Metropolitan Airport Authority GO, Series D, 5.00% due 12/1/2027	1,000,000	1,170,320
	Sales Tax Securitization Corp.,
	5.00% due 1/1/2028	3,655,000	4,208,806
	Series A, 5.00% due 1/1/2029	2,790,000	3,206,854
	State of Illinois, Series B, 5.00% due 6/15/2026 - 6/15/2029	20,000,000	20,522,450
	State of Illinois (State Facilities Improvements) GO,
	5.00% due 7/1/2021	1,735,000	1,764,061
	Series D, 5.00% due 11/1/2024	3,650,000	3,823,119
	State of Illinois GO,
	Series A, 5.00% due 12/1/2021	4,500,000	4,599,900
	Series D, 5.00% due 11/1/2028	19,750,000	20,502,080
	Town of Cicero Cook County (Cicero and Laramie Development Areas; Insured: AGM) GO, Series A, 5.00% due 1/1/2021	1,250,000	1,280,375
	Village of Tinley Park GO, 4.00% due 12/1/2022	625,000	666,194
	Will & Kendall Counties Plainfield Community Consolidated School District 202 (Capital Improvements; Insured: BAM) GO, Series A, 5.00% due 1/1/2023 - 1/1/2025	21,125,000	23,786,272
	Indiana — 2.0%
	Avon Community School Building Corp (Educational Facilities; Insured: State Intercept), 5.00% due 7/15/2021 - 7/15/2027	6,730,000	7,611,995
	Board of Trustees for the Vincennes University, Series J, 5.00% due 6/1/2020	1,000,000	1,006,330
	City of Carmel Redevelopment Authority (Road and Intersection Improvements), 5.00% due 8/1/2021 - 8/1/2022	4,915,000	5,204,367
	City of Carmel Redevelopment District (CFP Energy Center, LLC Installment Purchase Agreement) COP, Series C, 5.75% due 7/15/2022 (pre-refunded 1/15/2021)	1,360,000	1,395,863
	Duneland School Building Corp. (State Aid Withholding), Zero Coupon due 2/1/2020 - 8/1/2021	9,510,000	9,398,963
	Hamilton Southeastern Consolidated School Building Corp. (Educational Facilities; Insured: State Intercept), Series D, 5.00% due 7/15/2021 - 1/15/2024	3,210,000	3,484,299
	Indiana Bond Bank (Columbus Learning Center), 5.00% due 8/1/2021	1,300,000	1,351,402
	Indiana Finance Authority (Community Health Network), Series A, 5.00% due 5/1/2020 - 5/1/2022	4,340,000	4,525,251
	Indiana Finance Authority (CWA Authority, Inc. Wastewater System Project), Series A, 5.00% due 10/1/2021 - 10/1/2024	2,000,000	2,234,650
	Indiana Finance Authority (Indiana University Health System),
	Series N,
	5.00% due 3/1/2021	9,880,000	10,221,058
	5.00% due 3/1/2022 (pre-refunded 3/1/2021)	3,240,000	3,347,924
	Indiana Finance Authority (Indiana University Health, Inc. Obligated Group),
[a]	Series L, 4.99% (MUNIPSA + 0.38%) due 12/1/2046 (put 7/2/2021)	8,700,000	8,701,914
[a]	Series M, 4.99% (MUNIPSA + 0.38%) due 12/1/2046 (put 7/2/2021)	6,000,000	6,000,960
	Indiana Finance Authority (Marian University Health Sciences) ETM, 5.00% due 9/15/2020 - 9/15/2021	4,565,000	4,737,938
[a]	Indiana Finance Authority (Marion County Capital Improvement Board; SPA U.S. Bank, N.A.), 1.10% due 2/1/2037 (put 4/1/2020)	19,380,000	19,380,000
[a]	Indiana Finance Authority (Marion County Capital Improvement Board; SPA Wells Fargo Bank, N.A.), 0.74% due 2/1/2037 (put 4/1/2020)	7,730,000	7,730,000
	Indiana Finance Authority (Parkview Health System), 5.00% due 5/1/2022	1,135,000	1,223,491
	Indiana Municipal Power Agency (Power Supply System), Series A, 5.00% due 1/1/2026 - 1/1/2028	4,235,000	5,197,036
	Lake Central Multi-District School Building Corp. (Educational Facilities) (State Aid Withholding),
	Series B,
26 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

100
Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	4.00% due 1/15/2021 - 1/15/2022	$ 2,705,000	$ 2,801,801
	5.00% due 7/15/2020 - 7/15/2022	3,420,000	3,575,569
	Perry Township Multischool Building Corp. (Educational Facilities) (State Aid Withholding), 5.00% due 7/10/2020 - 7/10/2021	3,090,000	3,159,217
	Iowa — 0.3%
	Des Moines Independent Community School District (School Infrastructure; Insured: AGM), 4.00% due 6/1/2020 - 6/1/2022	10,255,000	10,303,486
	Iowa Finance Authority (Genesis Health System), 5.00% due 7/1/2022 - 7/1/2024	6,085,000	6,700,734
	Kansas — 1.1%
	Kansas (National Bio and Agro-Defense Facility) DFA, Series G, 5.00% due 4/1/2020 - 4/1/2025	39,450,000	42,504,064
	Kansas (New Jobs Training; Insured: BAM) DFA, Series K, 5.00% due 12/1/2020	1,500,000	1,504,650
	Kansas (Wichita State University) DFA, Series A, 5.00% due 6/1/2020	575,000	578,565
	Kansas DFA, Series SRF, 5.00% due 5/1/2026	765,000	931,112
	Seward County No. 480 USD GO, Series B, 5.00% due 9/1/2024 - 9/1/2027	6,120,000	7,267,337
	Unified Government of Wyandotte County/Kansas City (Utility Systems Improvement), Series A, 5.00% due 9/1/2022 - 9/1/2024	3,600,000	3,989,360
	Wyandotte County No. 500 (General Improvement) USD GO, Series A, 5.00% due 9/1/2025 - 9/1/2026	5,675,000	6,866,376
	Kentucky — 2.2%
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, Series B, Zero Coupon due 10/1/2020 - 10/1/2023	16,680,000	16,195,628
[a]	Kentucky Public Energy Authority, Series A, 4.00% due 4/1/2048 (put 4/1/2024)	77,915,000	80,520,478
	Lexington-Fayette Urban County Government Public Facilities Corp. (Eastern State Hospital), Series A, 5.00% due 6/1/2022	6,165,000	6,422,635
[a]	Louisville/Jefferson County Metropolitan Government (Louisville Gas & Electric Co.), 1.85% due 10/1/2033 (put 4/1/2021)	6,500,000	6,514,105
	Louisville/Jefferson County Metropolitan Government (Norton Healthcare, Inc.), 5.00% due 10/1/2026	3,000,000	3,655,560
	Turnpike Authority of Kentucky (Revitalization Projects), Series B, 5.00% due 7/1/2025 - 7/1/2026	5,615,000	6,694,168
	Louisiana — 3.0%
	City of Bossier (Public Improvements; Insured: AGM), Series ST-2010, 4.50% due 12/1/2021	2,240,000	2,364,051
	City of New Orleans (Public Improvements) GO, 5.00% due 12/1/2020 - 12/1/2021	2,515,000	2,623,387
	City of New Orleans (Public Improvements; Insured: AGM) GO, 5.00% due 12/1/2020 - 12/1/2021	8,950,000	9,389,421
	City of Shreveport (Water and Sewer System; Insured: BAM), Series A, 5.00% due 12/1/2020 - 12/1/2024	31,150,000	33,699,538
	East Baton Rouge Sewerage Commission (Wastewater System Improvements), Series B, 5.00% due 2/1/2023 - 2/1/2025	2,150,000	2,457,890
	Ernest N. Morial - New Orleans Exhibition Hall Authority (Convention Center), 5.00% due 7/15/2020 - 7/15/2023	3,780,000	3,993,648
	Jefferson Sales Tax District (Insured: AGM),
	Series A, 5.00% due 12/1/2023 - 12/1/2027	4,700,000	5,621,503
	Series B, 5.00% due 12/1/2027 - 12/1/2028	4,690,000	5,872,143
	Louisiana Energy & Power Authority (LEPA Unit No. 1 Power; Insured: AGM), Series A, 5.00% due 6/1/2022 - 6/1/2023	1,750,000	1,917,390
	Louisiana Energy & Power Authority (Rodemacher Unit No. 2 Power), 5.00% due 1/1/2021 - 1/1/2023	3,240,000	3,438,904
	Louisiana Local Govt Environmental Facilities & Community Development Authority (Bossier Parish Community College - Campus Facilities, Inc. Project), 5.00% due 12/1/2020	1,200,000	1,229,640
	Louisiana Local Govt Environmental Facilities & Community Development Authority (LCTCS Act 391 Project; Insured: BAM), 5.00% due 10/1/2022 - 10/1/2027	15,565,000	18,255,544
	Louisiana Local Govt Environmental Facilities & Community Development Authority (Louisiana Community & Technical College System), 5.00% due 10/1/2025 - 10/1/2027	2,960,000	3,546,442
	Louisiana Offshore Terminal Authority (Loop, INC),
[a]	Series A, 1.65% due 9/1/2033 (put 12/1/2023)	5,000,000	5,049,250
[a]	Series C, 1.65% due 9/1/2034 (put 12/1/2023)	5,000,000	5,046,700
[a]	Louisiana Offshore Terminal Authority (Loop, Inc.), 1.65% due 9/1/2027 (put 12/1/2023)	6,150,000	6,192,496
	Louisiana Public Facilities Authority (Hurricane Recovery Program), 5.00% due 6/1/2022 - 6/1/2023	7,945,000	8,727,816
	Louisiana State Office Facilities Corp. (State Capitol), Series A, 5.00% due 5/1/2021	4,595,000	4,608,739
	New Orleans Regional Transit Authority (Streetcar Rail Lines; Insured: AGM), 5.00% due 12/1/2021 - 12/1/2022	2,110,000	2,163,796
	Parish of LaFourche (Roads, Highways & Bridges), 5.00% due 1/1/2022 - 1/1/2023	930,000	1,007,973
	Parish of Orleans School District (Insured: AGM) GO, 5.00% due 9/1/2020	3,840,000	3,901,478
[a]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	19,125,000	19,326,960
	Shreveport Water & Sewer Revenue (Insured: BAM), Series C, 5.00% due 12/1/2024 - 12/1/2026	2,420,000	2,857,502
	State of Louisiana GO, Series C, 5.00% due 8/1/2021	11,175,000	11,735,203
	Maine — 0.1%
	Maine Governmental Facilities Authority (Augusta & Machias Courthouses), Series A, 5.00% due 10/1/2020 - 10/1/2023	5,180,000	5,575,211
	Maryland — 0.7%
	Maryland Economic Development Corp. (Public Health Laboratory),
	4.00% due 6/1/2022	8,245,000	8,518,981
	5.00% due 6/1/2021	8,725,000	9,121,464
	Montgomery County GO,
	Series C, 5.00% due 10/1/2025	1,000,000	1,202,350
[a]	Series E, 0.75% due 11/1/2037 (put 4/1/2020)	500,000	500,000
	Prince County George’s GO, Series A, 5.00% due 9/15/2026	6,110,000	7,538,701
	State of Maryland GO, Series B, 5.00% due 8/1/2024	6,955,000	8,081,780
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 27

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Washington Suburban Sanitary Commission, 4.00% due 6/1/2020	$ 1,900,000	$ 1,909,101
	Massachusetts — 1.4%
	Commonwealth of Massachusetts GO,
[a]	Series D-1, 1.05% due 8/1/2043 (put 7/1/2020)	8,150,000	8,147,718
	Series G, 5.00% due 9/1/2029	5,000,000	6,562,450
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	8,300,000	10,884,205
	Massachusetts Development Finance Agency (Beth Israel Lahey Health Obligated Group),
	5.00% due 7/1/2027 - 7/1/2028	2,000,000	2,433,270
	Series H-1, 5.00% due 7/1/2021	2,330,000	2,439,836
	Massachusetts Development Finance Agency (CareGroup Healthcare System),
	Series H-1, 5.00% due 7/1/2020	5,000,000	5,046,900
	Series I, 5.00% due 7/1/2023 - 7/1/2026	11,020,000	12,645,581
	Massachusetts Development Finance Agency (CareGroup Obligated Group), Series I, 5.00% due 7/1/2027	450,000	530,654
	Massachusetts Development Finance Agency (Mount Auburn Hospital Health Records System), Series H-1, 5.00% due 7/1/2022 - 7/1/2025	15,415,000	17,278,037
	Massachusetts Development Finance Agency (Simmons College), Series J, 5.25% due 10/1/2023	595,000	660,682
[a]	Massachusetts Health & Educational Facilities Authority (Baystate Medical Obligated Group; LOC TD Bank N.A.), Series J-2-R, 0.75% due 7/1/2044 (put 4/1/2020)	2,500,000	2,500,000
[a]	Massachusetts Health & Educational Facilities Authority (Tufts University), Series N-2-REMK, 0.70% due 8/15/2034 (put 4/1/2020)	2,900,000	2,900,000
[a]	Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue, 5.00% due 1/1/2039 (put 1/1/2023)	3,630,000	3,979,787
	Michigan — 2.4%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2022 - 11/15/2025	1,870,000	2,132,612
	Byron Center Michigan Public Schools (Insured: AGM/Q-SBLF) GO, 4.00% due 5/1/2020	1,000,000	1,002,340
	City of Detroit Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue; Insured: AGM), Series A, 5.25% due 7/1/2020	2,000,000	2,019,840
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.00% due 11/1/2022	600,000	653,688
	County of Livingston (Howell Public Schools; Insured: Q-SBLF) GO, 4.00% due 5/1/2020 - 5/1/2021	2,000,000	2,032,670
	Kalamazoo Hospital Finance Authority (Bronson Healthcare; Insured: AGM), 5.00% due 5/15/2022 (pre-refunded 5/15/2020)	1,365,000	1,371,265
	Kalamazoo Hospital Finance Authority (Bronson Methodist Hospital; Insured: AGM),
	5.00% due 5/15/2021	1,050,000	1,054,820
	5.00% due 5/15/2021 (pre-refunded 5/15/2020)	1,300,000	1,305,967
	Kalamazoo Hospital Finance Authority (Bronson Methodist Hospital; Insured: AGM) ETM, 5.00% due 5/15/2020	1,735,000	1,742,964
	Livonia Public Schools School District (School Building & Site) GO,
	Series I,
	4.00% due 5/1/2020	800,000	801,800
	5.00% due 5/1/2021	900,000	936,702
	Michigan Finance Authority ((McLaren Health Care Corp. Obligated Group), 5.00% due 2/15/2029	1,000,000	1,277,550
	Michigan Finance Authority (Beaumont Health Credit Group), 5.00% due 8/1/2023 - 8/1/2025	18,800,000	21,471,286
	Michigan Finance Authority (Henry Ford Health System), 5.00% due 11/15/2027	1,000,000	1,201,400
	Michigan Finance Authority (LOC JPMorgan Chase Bank, N.A.) (State Aid Withholding), Series A-2, 2.00% due 8/20/2020	3,800,000	3,784,382
	Michigan Finance Authority (McLaren Health Care Corp. Obligated Group), 5.00% due 2/15/2028	1,000,000	1,254,480
	Michigan Finance Authority (Trinity Health Credit Group), 5.00% due 12/1/2022 - 12/1/2028	10,500,000	12,161,360
	Michigan Finance Authority (Ypsilanti Community Schools), 5.00% due 8/1/2020 - 8/1/2022	3,890,000	4,074,267
	Michigan Municipal Bond Authority (Clean Water Fund), 5.00% due 10/1/2020	35,000	35,110
	Michigan State Building Authority (Facilities Program), Series I, 5.00% due 4/15/2023 - 4/15/2026	1,750,000	2,014,403
[a]	Michigan State Hospital Finance Authority (Ascension Health), Series F-2-REMK, 1.90% due 11/15/2047 (put 4/1/2021)	5,615,000	5,605,623
	Michigan Strategic Fund (Detroit Edison Company; Insured: AMBAC), 7.00% due 5/1/2021	4,115,000	4,361,653
	Plymouth-Canton Community Schools (Insured: Q-SBLF) GO, Series A, 5.00% due 5/1/2020	1,000,000	1,003,140
	Royal Oak Hospital Finance Authority (William Beaumont Hospital), 5.00% due 9/1/2020 - 9/1/2024	6,940,000	7,510,715
	School District of the City of Dearborn (Insured: Q-SBLF) (State Aid Withholding) GO, 4.00% due 5/1/2020 - 5/1/2023	2,080,000	2,180,700
	School District of the City of Detroit (Wayne County School Building & Site; Insured: Q-SBLF) GO, Series A, 5.00% due 5/1/2020 - 5/1/2022	9,200,000	9,608,440
	Sparta Area Schools, Counties of Kent and Ottawa (School Building & Site; Insured: Q-SBLF) GO, 5.00% due 5/1/2020	1,335,000	1,339,098
	St. Johns Public Schools (Insured: Natl-Re/Q-SBLF) GO, 5.00% due 5/1/2021	665,000	679,450
	State Building Authority of the State of Michigan (Higher Education Facilities Program), Series I-A, 5.00% due 10/15/2020 - 10/15/2023	12,715,000	14,085,211
	Warren Consolidated School District (Insured: Q-SBLF) GO, 5.00% due 5/1/2020 - 5/1/2021	2,000,000	2,042,530
	Wayne County Airport Authority (Detroit Metropolitan Airport),
	Series C, 5.50% due 12/1/2020	4,395,000	4,517,137
	Series D, 5.50% due 12/1/2020	3,115,000	3,201,566
	Wayne State University, Series A, 5.00% due 11/15/2023 - 11/15/2026	12,640,000	14,861,441
	Minnesota — 0.6%
	City of St. Cloud (CentraCare Health System), Series A, 5.00% due 5/1/2020	3,310,000	3,320,095
	Le Sueur-Henderson No. 2397 (Minnesota School District Credit Enhancement Program) (State Aid Withholding) ISD GO, 3.00% due 4/1/2021	1,125,000	1,146,589
28 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Minneapolis MN/St Paul Housing & Redevelopment Authority (Allina Health Obligated Group; LOC JPMorgan Chase Bank, N.A.),
[a]	Series B-1, 0.73% due 11/15/2035 (put 4/1/2020)	$ 2,500,000	$ 2,500,000
[a]	Series B-2, 0.75% due 11/15/2035 (put 4/1/2020)	5,000,000	5,000,000
	Minnesota Higher Education Facilities Authority, 5.00% due 10/1/2029	300,000	368,985
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC),
	Series F,
	1.75% due 7/1/2027	920,000	910,726
	1.80% due 1/1/2028	1,020,000	1,007,780
	1.85% due 7/1/2028	1,205,000	1,192,408
	1.90% due 1/1/2029	365,000	360,321
	1.95% due 7/1/2029	885,000	875,203
[a]	Minnesota Housing Finance Agency (Residential Single Family Development; Collateralized: GNMA, FNMA, FHLMC), 5.26% (MUNIPSA + 0.38%) due 7/1/2041 (put 12/12/2023)	7,525,000	7,512,283
	Port Authority of the City of St. Paul (Minnesota Andersen Office Building), Series 3, 5.00% due 12/1/2021 - 12/1/2022	2,215,000	2,397,620
	Port Authority of the City of St. Paul (Minnesota Freeman Office Building), Series 2, 5.00% due 12/1/2020	2,675,000	2,744,496
	St. Paul Housing and Redevelopment Authority (HealthPartners), 5.00% due 7/1/2023 - 7/1/2025	1,850,000	2,099,227
	Mississippi — 0.4%
[a]	Jackson County (Chevron Corp.), 0.65% due 6/1/2023 (put 4/1/2020)	500,000	500,000
	Mississippi Business Finance Corp. (Chevron USA, Inc.; Guaranty: Chevron Corp.),
[a]	Series A, 0.65% due 11/1/2035 (put 4/1/2020)	1,600,000	1,600,000
[a]	Series C, 0.65% due 12/1/2030 - 11/1/2035 (put 4/1/2020)	2,200,000	2,200,000
[a]	Series G, 0.65% due 12/1/2030 - 11/1/2035 (put 4/1/2020)	3,665,000	3,665,000
[a]	Series I, 0.65% due 11/1/2035 (put 4/1/2020)	2,100,000	2,100,000
	Mississippi Development Bank (Jackson Public School District; Insured: BAM), 5.00% due 10/1/2024 - 10/1/2028	2,400,000	2,887,497
	Mississippi Development Bank (MDOT-Harrison County Highway), Series A-GA, 5.00% due 1/1/2021 - 1/1/2023	5,000,000	5,283,790
	Mississippi Development Bank (MDOT-Madison County Highway), 5.00% due 1/1/2021 - 1/1/2023	4,250,000	4,494,982
	Missouri — 0.8%
	Cass County COP, 5.00% due 5/1/2021	1,750,000	1,755,495
	Cass County COP ETM, 5.00% due 5/1/2020	2,255,000	2,262,081
	City of Excelsior Springs (Insured: BAM) COP,
	Series A, 4.00% due 9/1/2024 - 9/1/2028	2,320,000	2,678,785
	Series B, 4.00% due 3/1/2025 - 3/1/2030	1,665,000	1,921,437
[a]	Health & Educational Facilities Authority of the State of Missouri (Washington University; SPA JP Morgan Chase Bank, N.A.), Series B, 1.10% due 9/1/2030 (put 4/1/2020)	1,100,000	1,100,000
	Jackson County (Parking Facility Projects), 4.00% due 12/1/2021	1,000,000	1,044,120
	Kansas City Municipal Assistance Corp. (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC), Series B-1, Zero Coupon due 4/15/2021 - 4/15/2022	15,095,000	14,768,153
	Missouri Development Finance Board (City of Independence Electric System), Series B, 5.00% due 6/1/2020	1,000,000	1,006,220
	Missouri Development Finance Board (City of Independence Electric System) ISD, Series F, 4.00% due 6/1/2020 - 6/1/2022	6,885,000	7,112,891
	Platte County (Community & Resource Centers), 5.00% due 4/1/2021	2,440,000	2,351,818
	Southeast Missouri State University (City of Cape Girardeau Campus System Facilities), Series A, 5.00% due 4/1/2020	2,825,000	2,825,000
	Special Administrative Board of the Transitional School District of the City of St. Louis (State Aid Withholding) GO, 4.00% due 4/1/2020 - 4/1/2022	6,955,000	7,197,465
	Nebraska — 1.1%
[a]	Central Plains Energy Project, 5.00% due 3/1/2050 (put 1/1/2024)	50,000,000	53,199,500
	Douglas County Hospital Authority No. 3 (Nebraska Methodist Health System), 5.00% due 11/1/2022 - 11/1/2025	6,980,000	7,944,236
	Nevada — 3.6%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2020 - 9/1/2027	5,155,000	5,639,735
	Clark County Department of Aviation,
	Series A, 5.00% due 7/1/2021	1,855,000	1,929,719
	Series C, 5.00% due 7/1/2021	2,500,000	2,600,700
	Clark County School District (Acquisition of Transportation & Technology Equipment) GO,
	Series C, 5.00% due 6/15/2022	2,560,000	2,747,648
	Series D, 5.00% due 6/15/2021 - 6/15/2022	47,150,000	50,024,895
	Series E, 5.00% due 6/15/2021	21,405,000	22,351,957
	Clark County School District GO, Series A, 5.00% due 6/15/2023	4,000,000	4,418,400
	Las Vegas Convention and Visitors Authority, Series C, 5.00% due 7/1/2023 - 7/1/2026	3,050,000	3,583,825
	Las Vegas Valley Water District GO,
	Series A, 5.00% due 6/1/2023 - 6/1/2026	55,955,000	64,676,780
	Series B, 5.00% due 12/1/2025	20,000,000	23,733,000
	Series C, 5.00% due 6/1/2020 - 6/1/2021	9,255,000	9,494,843
	Series D, 5.00% due 6/1/2020	5,080,000	5,110,734
	Washoe County (Reno-Sparks Convention & Visitors Authority) GO, 5.00% due 7/1/2021 - 7/1/2022	4,200,000	4,400,989
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 29

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	New Hampshire — 0.2%
[a]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA State Street Bank & Trust Co.), 0.85% due 7/1/2035 (put 4/1/2020)	$ 1,515,000	$ 1,515,000
[a]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA Wells Fargo Bank, N.A.), Series B-1, 0.85% due 7/1/2033 (put 4/1/2020)	3,210,000	3,210,000
	New Hampshire Municipal Bond Bank (Educational Facilities; Insured: State Intercept), Series C, 5.25% due 8/15/2020 - 8/15/2022	3,770,000	4,049,676
	New Hampshire Turnpike System, Series B, 5.00% due 2/1/2021	1,260,000	1,300,395
	New Jersey — 3.0%
	City of Jersey City (Qualified General Improvement; Insured: BAM) (State Aid Withholding) GO,
	Series A,
	4.00% due 8/1/2020 - 8/1/2021	5,455,000	5,583,161
	5.00% due 8/1/2022 - 8/1/2023	4,985,000	5,499,505
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re) GO, 5.50% due 10/1/2024	5,000,000	5,948,750
	Hudson County Improvement Authority (Hudson County Lease; Insured: AGM) GO, 5.375% due 10/1/2020	2,020,000	2,061,067
	New Jersey (New Jersey Transit Corporation) (State Aid Withholding) EDA, Series B, 5.00% due 11/1/2024	8,000,000	8,552,640
	New Jersey (New Jersey Transit Corporation) EDA,
	5.00% due 11/1/2029	7,850,000	8,703,295
	Series B, 5.00% due 11/1/2023	2,500,000	2,647,600
	New Jersey (School Facilities Construction) EDA,
	5.00% due 9/1/2020 - 6/15/2029	4,325,000	4,764,526
	Series G, 5.75% due 9/1/2023 (pre-refunded 3/1/2021)	4,955,000	5,160,632
	Series GG, 5.75% due 9/1/2023	550,000	570,158
	Series UU, 5.00% due 6/15/2028	7,930,000	8,379,314
	New Jersey (School Facilities Construction) EDA ETM, 5.00% due 9/1/2020	365,000	370,964
	New Jersey (State of New Jersey Department of the Treasury) EDA, Series GG, 5.00% due 9/1/2022	735,000	756,962
	New Jersey (Virtua Health Issue) HFFA, 5.00% due 7/1/2023 - 7/1/2024	1,535,000	1,731,460
	New Jersey Housing & Mortgage Finance Agency, Series A, 4.65% due 10/1/2029	3,885,000	3,946,305
	New Jersey Transit Corp. (Urban Public Transportation Capital Improvement), Series A, 5.00% due 9/15/2021	3,395,000	3,574,663
	New Jersey Transportation Trust Fund Authority, Series A, 5.00% due 12/15/2029	1,550,000	1,704,737
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
	5.00% due 6/15/2020 - 6/15/2028	12,740,000	13,702,507
	Series A, 5.25% due 12/15/2022	2,000,000	2,109,560
	Series A-1,
	5.00% due 6/15/2025 - 6/15/2027	30,535,000	34,094,170
[a]	5.91% (MUNIPSA + 1.20%) due 6/15/2034 (put 12/15/2021)	8,250,000	8,245,050
	Series B, 5.00% due 6/15/2020 - 6/15/2021	3,570,000	3,645,264
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: AMBAC), Series B, 5.25% due 12/15/2023	3,545,000	3,791,413
	New Jersey Transportation Trust Fund Authority (Transportation System), 5.00% due 12/15/2027 - 12/15/2028	21,850,000	24,139,657
	Passaic Valley Sewer Commissioners (Sewer System), Series G, 5.75% due 12/1/2020 - 12/1/2021	8,750,000	9,187,887
	New Mexico — 1.6%
	Carlsbad Municipal School District (Educational Facilities) (State Aid Withholding) GO, 5.00% due 8/1/2023	1,650,000	1,854,914
	City of Albuquerque (City Infrastructure Improvements) GO, Series A, 5.00% due 7/1/2023	1,360,000	1,530,367
[a]	City of Farmington, 1.875% due 4/1/2033 (put 10/1/2021)	5,335,000	5,219,070
	City of Farmington (Arizona Public Service Co.-Four Corners Project), Series A, 4.70% due 5/1/2024	2,375,000	2,413,617
[a]	City of Farmington (Southern California Edison Co.-Four Corners Project), 2.125% due 6/1/2040 (put 6/1/2022)	3,500,000	3,399,235
	City of Santa Fe (El Castillo Retirement Residences), 4.50% due 5/15/2022	1,615,000	1,623,350
	New Mexico Educational Assistance Foundation (Student Loans), Series A-1, 5.00% due 12/1/2021	3,000,000	3,073,290
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services), 5.00% due 8/1/2024 - 8/1/2025	1,780,000	2,072,487
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC), Series F, 3.50% due 7/1/2050	11,225,000	11,980,442
	New Mexico Municipal Energy Acquisition Authority,
	Series A,
	4.00% due 5/1/2020 - 11/1/2024	5,790,000	6,056,008
[a]	5.00% due 11/1/2039 (put 5/1/2025)	30,600,000	33,339,006
	New Mexico State University, Series B, 5.00% due 4/1/2020 - 4/1/2022	3,015,000	3,089,758
	New Mexico State University (Insured: BAM), Series A, 5.00% due 4/1/2029	1,645,000	2,047,614
	New Mexico State University ETM, Series B, 5.00% due 4/1/2020 - 4/1/2022	3,175,000	3,266,164
	Rio Rancho Public School District No. 94 (State Aid Withholding) GO, Series A, 5.00% due 8/1/2026	1,085,000	1,319,642
	Santa Fe County (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2025	1,250,000	1,483,313
	State of New Mexico (Educational Facilities), Series A, 5.00% due 7/1/2020	4,000,000	4,039,040
	New York — 9.2%
	City of Long Beach School District (Insured: AGM) (State Aid Withholding) GO, 3.50% due 5/1/2022	1,600,000	1,603,136
	City of New York (City Budget Financial Management) GO,
	Series D, 5.00% due 8/1/2021 - 8/1/2022	6,000,000	6,418,590
30 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series G, 5.00% due 8/1/2021 - 8/1/2023	$25,145,000	$ 27,370,323
	Series J, 5.00% due 8/1/2021 - 8/1/2024	80,480,000	90,566,649
	Series K, 5.00% due 8/1/2021 - 8/1/2022	20,850,000	22,402,147
	Metropolitan Transportation Authority,
	Series A, 5.00% due 11/15/2020	2,000,000	2,048,240
	Series C, 5.00% due 9/1/2021	15,030,000	15,582,503
	Series D, 5.00% due 11/15/2020 - 11/15/2021	37,280,000	38,336,536
	Series D-1, 5.00% due 9/1/2022	25,000,000	26,438,250
	Metropolitan Transportation Authority (Green Bond), Series A2, 5.00% due 11/15/2025 - 11/15/2027	44,520,000	48,676,210
	Monroe County Industrial Development Corp. (St. John Fisher College), Series A, 5.00% due 6/1/2022	2,000,000	2,159,720
	Nassau County, Series B, 2.00% due 9/14/2020	21,115,000	21,142,449
	New York City Health and Hospital Corp. (Healthcare Facilities Improvements), Series A, 5.00% due 2/15/2021	2,615,000	2,623,237
	New York City Housing Development Corp., 2.00% due 11/1/2020	4,920,000	4,919,410
	New York City Transitional Finance Authority Future Tax Secured Revenue,
[a]	0.75% due 11/1/2036 (put 4/1/2020)	600,000	600,000
[a]	0.88% due 8/1/2043 (put 4/1/2020)	580,000	580,000
[a]	Series 1-SUB 1C, 0.75% due 11/1/2022 (put 4/1/2020)	590,000	590,000
[a]	Series 1-SUB 1D, 0.75% due 11/1/2022 (put 4/1/2020)	1,265,000	1,265,000
[a]	Series C2, 0.75% due 8/1/2031 (put 4/1/2020)	650,000	650,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (City Capital Projects; SPA: U.S. Bank, N.A.), 1.10% due 8/1/2039 (put 4/1/2020)	1,575,000	1,575,000
	New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.), Series A, 5.00% due 12/1/2026	2,500,000	3,017,950
	New York City Water & Sewer System,
[a]	0.72% due 6/15/2032 (put 4/1/2020)	19,500,000	19,500,000
[a]	0.75% due 6/15/2043 (put 4/1/2020)	1,600,000	1,600,000
[a]	0.85% due 6/15/2044 (put 4/1/2020)	600,000	600,000
[a]	1.10% due 6/15/2045 (put 4/1/2020)	18,215,000	18,215,000
[a]	Series BB-5, 0.75% due 6/15/2033 (put 4/1/2020)	900,000	900,000
[a]	New York City Water & Sewer System (SPA State Street Bank & Trust Co.), 1.10% due 6/15/2045 (put 4/1/2020)	2,450,000	2,450,000
[a]	New York State Dormitory Authority (Cornell University), 1.05% due 7/1/2039 (put 4/1/2020)	600,000	600,000
	New York State Dormitory Authority (NYSARC, Inc. Developmental Disability Programs; Insured: State Intercept), Series A, 5.00% due 7/1/2020	1,000,000	1,009,660
	New York State Dormitory Authority (School Districts Financing Program) (State Aid Withholding),
	Series G, 5.00% due 4/1/2020 - 10/1/2022	1,750,000	1,796,410
	Series H, 5.00% due 10/1/2020 - 10/1/2021	1,750,000	1,813,268
	Series J, 5.00% due 10/1/2020	2,775,000	2,828,530
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGC) (State Aid Withholding),
	5.25% due 10/1/2023	140,000	148,873
	5.25% due 10/1/2023 (pre-refunded 10/1/2021)	1,860,000	1,977,757
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGM) (State Aid Withholding),
	Series A, 5.00% due 10/1/2020 - 10/1/2024	8,650,000	9,597,118
	Series F, 5.00% due 10/1/2020 - 10/1/2021	3,350,000	3,463,471
	New York State Dormitory Authority (State of New York Sales Tax Revenue), Series E, 5.00% due 3/15/2029	4,135,000	5,287,342
[a]	New York State Housing Finance Agency (160 Madison Ave, LLC; LOC Landesbank Hessen-Thuringen), 0.75% due 11/1/2046 (put 4/1/2020)	47,970,000	47,970,000
[a]	New York State Housing Finance Agency (LOC Landesbank Hessen-Thuringen), Series A, 0.75% due 11/1/2046 (put 4/1/2020)	600,000	600,000
	New York State Thruway Authority (Governor Thomas E. Dewey Thruway),
	Series I, 5.00% due 1/1/2021 - 1/1/2022	5,500,000	5,774,205
	Series K, 5.00% due 1/1/2024 - 1/1/2025	3,000,000	3,453,260
	New York State Thruway Authority (Highway, Bridge, Multi-Modal and MTA Projects), Series A, 5.00% due 3/15/2024	18,300,000	18,970,878
	State of New York Mortgage Agency,
	Series 223,
	1.85% due 4/1/2026	400,000	401,044
	1.90% due 10/1/2026	815,000	816,385
	1.95% due 4/1/2027	1,000,000	1,003,900
	2.00% due 10/1/2027	775,000	778,317
	2.05% due 4/1/2028	450,000	452,439
	2.25% due 4/1/2030	1,320,000	1,329,016
	2.30% due 10/1/2030	1,110,000	1,137,162
	Suffolk County Economic Development Corp. (Catholic Health Services), 5.00% due 7/1/2020 - 7/1/2022	15,000,000	15,492,250
[a]	Triborough Bridge and Tunnel Authority (LOC Citibank N.A.), Series B-2, 0.70% due 1/1/2032 (put 4/1/2020)	500,000	500,000
[a]	Triborough Bridge and Tunnel Authority (LOC U.S. Bank N.A.), Series 2005B-4C-REMK, 1.10% due 1/1/2031 (put 4/1/2020)	7,535,000	7,535,000
	Triborough Bridge and Tunnel Authority (MTA Bridges and Tunnels),
	Series A, 5.00% due 11/15/2021	5,140,000	5,464,231
	Series C-1, 5.00% due 11/15/2026	4,000,000	4,965,360
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 31

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	West Seneca Central School District (Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2022	$ 1,000,000	$ 1,100,260
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2024 - 7/1/2028	1,395,000	1,596,809
	North Carolina — 1.8%
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System),
	Series A,
	3.00% due 1/15/2021	1,595,000	1,618,127
	4.00% due 1/15/2022	845,000	887,132
	5.00% due 1/15/2023 - 1/15/2024	4,255,000	4,688,124
	City of Charlotte (Equipment Acquisition & Public Facilities) COP, Series C, 5.00% due 12/1/2020 - 12/1/2025	8,940,000	10,036,733
[a]	Columbus County Industrial Facilities & Pollution Control Financing Authority (International Paper Co.), 2.00% due 11/1/2033 (put 10/1/2024)	1,100,000	1,078,121
	County of Buncombe (Primary, Middle School & Community College Facilities), Series A, 5.00% due 6/1/2022 - 6/1/2024	2,350,000	2,611,588
	County of Dare (Educational Facility Capital Projects),
	Series A,
	4.00% due 6/1/2020 - 6/1/2022	1,255,000	1,287,300
	5.00% due 6/1/2021 - 6/1/2024	1,925,000	2,061,498
	County of Randolph,
	Series B, 5.00% due 10/1/2021 - 10/1/2023	3,560,000	3,869,176
	Series C, 5.00% due 10/1/2020 - 10/1/2023	1,400,000	1,489,032
	North Carolina Eastern Municipal Power Agency ETM,
	Series A, 5.00% due 1/1/2022	4,715,000	5,028,029
	Series B, 5.00% due 1/1/2021	5,000,000	5,143,850
	North Carolina Municipal Power Agency (Catawba Electric), Series B, 4.00% due 1/1/2022	1,000,000	1,047,900
	North Carolina Turnpike Authority, 5.00% due 1/1/2023 - 1/1/2029	13,130,000	14,869,278
[a]	University of North Carolina at Chapel Hill, Series A, 1.409% (LIBOR 1 Month + 0.35%) due 12/1/2041 (put 12/1/2021)	40,500,000	40,493,925
	Winston-Salem State University (Student Housing and Student Services Facilities), 5.00% due 4/1/2022	945,000	1,004,242
	North Dakota — 0.2%
	County of Mckenzie, 5.00% due 8/1/2020 - 8/1/2023	8,285,000	8,799,704
	County of McKenzie, 5.00% due 8/1/2022	1,425,000	1,541,380
	County of Ward (Insured: AGM), 4.00% due 4/1/2020	2,445,000	2,445,000
	Ohio — 3.5%
	Akron, Bath & Copley Joint Township Hospital District (Children’s Hospital Medical Center), 5.00% due 11/15/2021	1,000,000	1,058,420
	American Municipal Power, Inc. (AMP Fremont Energy Center), Series B, 5.00% due 2/15/2021 - 2/15/2022	4,050,000	4,289,360
	Cincinnati City School District Board of Education (Educational Facilities; Insured: Natl-Re) GO, 5.25% due 12/1/2023	2,690,000	3,079,270
	City of Akron (Community Learning Centers), Series A, 5.00% due 12/1/2021	4,120,000	4,386,976
	City of Cleveland (Cleveland Stadium) COP, Series A, 4.75% due 11/15/2020	2,000,000	2,041,660
	City of Cleveland (Municipal Street System Improvements) GO,
	Series A,
	3.00% due 12/1/2020 - 12/1/2021	2,980,000	3,060,044
	4.00% due 12/1/2022 - 12/1/2023	6,725,000	7,301,633
	5.00% due 12/1/2025 - 12/1/2026	7,165,000	8,569,877
	City of Cleveland (Parking Facility; Insured: AGM), 5.25% due 9/15/2021	2,035,000	2,149,998
	City of Cleveland (Parks & Recreation Facilities), 5.00% due 10/1/2020 - 10/1/2023	3,375,000	3,649,801
	City of Cleveland (Police & Fire Pension Payment), 5.00% due 5/15/2020 - 5/15/2021	2,355,000	2,394,794
	City of Cleveland (Public Facilities Improvements), 5.00% due 10/1/2025 - 10/1/2028	2,855,000	3,522,219
	City of Cleveland (Public Facilities), 5.00% due 10/1/2020 - 10/1/2023	2,570,000	2,806,812
	City of Toledo (Water System Improvements), 5.00% due 11/15/2020 - 11/15/2023	9,005,000	9,679,305
	Cleveland Package Facilities (Insured: AGM) ETM, 5.25% due 9/15/2021	965,000	1,021,549
	Cleveland State University (Campus Capital Projects), 5.00% due 6/1/2020 - 6/1/2022	3,700,000	3,874,785
	County of Cuyahoga (Convention Hotel Project) COP, 5.00% due 12/1/2022 - 12/1/2024	26,885,000	30,099,864
	County of Hamilton, Series A, 5.00% due 12/1/2020	1,650,000	1,692,653
	County of Scioto (Southern Ohio Medical Center), 5.00% due 2/15/2024 - 2/15/2025	3,335,000	3,804,330
	Franklin County Convention Facilities Authority (Greater Columbus Convention Center), 5.00% due 12/1/2021 - 12/1/2024	2,500,000	2,773,775
[a]	Ohio Higher Educational Facility Commission (Case Western Reserve University), 1.625% due 12/1/2034 (put 12/1/2026)	2,200,000	2,118,226
	Ohio Turnpike & Infrastructure Commission, Series A, 5.00% due 2/15/2027 - 2/15/2028	14,555,000	18,078,185
	Ohio Water Development Authority, Series A, 5.00% due 12/1/2030	1,000,000	1,213,840
	State of Ohio (Cultural and Sports Capital Facilities), Series A, 5.00% due 10/1/2020	3,845,000	3,917,978
	State of Ohio (Major New Street Infrastructure Project),
	Series 1, 5.00% due 12/15/2020 - 12/15/2021	3,500,000	3,688,130
	Series 2016-1, 5.00% due 12/15/2020 - 12/15/2026	2,000,000	2,238,500
	State of Ohio GO, Series V, 5.00% due 5/1/2021 - 5/1/2028	46,260,000	52,729,564
	Youngstown City School District (Educational Facilities) (State Aid Withholding) GO, 4.00% due 12/1/2020 - 12/1/2023	6,910,000	7,041,275
	Oklahoma — 0.8%
32 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Canadian County Educational Facilities Authority (Mustang Public Schools) ISD,
	4.50% due 9/1/2020 - 9/1/2021	$ 7,665,000	$ 7,826,351
	5.00% due 9/1/2027	1,000,000	1,208,130
	Cleveland County Educational Facilities Authority (Moore Public Schools) ISD, 5.00% due 6/1/2023	5,355,000	5,959,472
	Muskogee Industrial Trust (Muskogee County Independent School District No. 20), 5.00% due 9/1/2024 - 9/1/2027	3,550,000	4,168,274
	Oklahoma (INTEGRIS Health) DFA, Series A, 5.00% due 8/15/2022 - 8/15/2025	4,725,000	5,357,229
	Oklahoma Capitol Improvement Authority (State Highway Capital Improvement), 5.00% due 7/1/2023	325,000	364,163
	Oklahoma County Finance Authority (Midwest City Public Service) ISD, 5.00% due 10/1/2022 - 10/1/2026	3,200,000	3,649,631
	Oklahoma County Finance Authority (Western Heights Public Schools) ISD, 5.00% due 9/1/2020	2,000,000	2,031,180
	Tulsa County Industrial Authority (Broken Arrow Public Schools) ISD, 4.50% due 9/1/2020 - 9/1/2021	10,360,000	10,791,570
	Tulsa County Industrial Authority ISD, 5.00% due 9/1/2020 - 9/1/2022	4,215,000	4,440,271
	Oregon — 0.3%
	Hillsboro School District No. 1J (School Capital Improvements) (State Aid Withholding) GO, 5.00% due 6/15/2025 - 6/15/2027	9,130,000	11,141,594
	Polk County Dallas School District No. 2 (Capital Improvements) (State Aid Withholding) GO, Zero Coupon due 6/15/2021	1,475,000	1,451,901
	Tri-County Metropolitan Transportation District of Oregon, Series A, 5.00% due 10/1/2028	2,845,000	3,568,569
	Pennsylvania — 6.3%
	Allegheny County Higher Education Building Authority (Duquesne University of the Holy Spirit), Series A, 5.00% due 3/1/2023 - 3/1/2025	1,945,000	2,194,475
	Allegheny County Hospital Development Authority, 5.00% due 7/15/2028 - 7/15/2029	7,425,000	9,501,208
	Allegheny County Sanitary Authority (2015 Capital Project), 5.00% due 12/1/2023 - 12/1/2024	19,150,000	21,881,208
	Allegheny County Sanitary Authority (2015 Capital Project; Insured: BAM), 5.00% due 12/1/2025	1,000,000	1,204,260
	Allegheny County Sanitary Authority (Insured: BAM), 5.00% due 12/1/2029	2,830,000	3,278,725
	Altoona Area School District (Insured: AGM) (State Aid Withholding) GO, 3.00% due 12/1/2022	1,335,000	1,391,457
	City of Philadelphia (Insured: AGM) GO, 5.00% due 8/1/2025 - 8/1/2027	28,685,000	34,914,644
	City of Philadelphia (Pennsylvania Gas Works), 5.00% due 8/1/2020 - 8/1/2025	15,825,000	17,467,627
	City of Philadelphia (Water and Wastewater System),
	5.00% due 10/1/2024 - 10/1/2026	5,455,000	6,358,741
	Series B, 5.00% due 7/1/2020	750,000	756,525
	City of Philadelphia GO, Series A, 5.00% due 8/1/2025 - 8/1/2026	25,130,000	29,763,765
	City of Pittsburgh (Insured: BAM) GO, 5.00% due 9/1/2022	1,100,000	1,200,881
	Commonwealth Financing Authority (Tobacco Master Settlement), 5.00% due 6/1/2023	930,000	1,020,108
	Commonwealth of Pennsylvania (Capital Facilities Projects) GO, 5.00% due 3/15/2022	12,485,000	13,382,796
	Commonwealth of Pennsylvania (Capital Facilities) GO, Series D, 5.00% due 8/15/2023 - 8/15/2025	49,450,000	56,934,775
	Commonwealth of Pennsylvania GO, 5.00% due 7/15/2030	12,930,000	16,522,600
	Cumberland County Municipal Authority (Penn State Health Obligated Group), 5.00% due 11/1/2027 - 11/1/2029	3,150,000	4,010,578
	Economy Borough Municipal Authority (Beaver County Sewer System; Insured: BAM), 4.00% due 12/15/2020 - 12/15/2022	1,785,000	1,879,177
[a]	Hospitals & Higher Education Facilities Authority of Philadelphia (Children’s Hospital of Philadelphia Obligated Group), 0.75% due 7/1/2041 (put 4/1/2020)	2,000,000	2,000,000
	Lancaster County Solid Waste Management Authority (Harrisburg Resource Recovery Facility),
	Series A,
	5.00% due 12/15/2023	2,680,000	3,028,856
	5.25% due 12/15/2024	4,770,000	5,448,676
	Luzerne County (Insured: AGM) GO, Series A, 5.00% due 11/15/2021 - 11/15/2024	11,840,000	13,109,287
	Luzerne County (Insured: AGM) IDA GO, 5.00% due 12/15/2021 - 12/15/2027	6,045,000	6,806,415
	Luzerne County (Insured: AGM) IDA, GO, 5.00% due 12/15/2020	500,000	512,320
	Monroeville Finance Authority (University of Pittsburgh Medical Center), 5.00% due 2/15/2021 - 2/15/2022	3,650,000	3,821,788
	Montgomery County Higher Education & Health Authority (Abington Memorial Hospital), 5.00% due 6/1/2022	3,000,000	3,230,880
	Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group), 5.00% due 9/1/2026 - 9/1/2029	4,140,000	4,960,147
	Northampton Borough Municipal Authority (Water System; Insured: AGM),
	3.00% due 5/15/2023	1,255,000	1,294,307
	4.00% due 5/15/2021 - 5/15/2022	1,685,000	1,764,202
	Pennsylvania Economic Development Financing Authority, Series A, 5.00% due 11/15/2026	2,310,000	2,818,154
	Pennsylvania Higher Educational Facilities Authority (Saint Joseph’s University), Series A, 5.00% due 11/1/2023	1,075,000	1,098,682
	Pennsylvania Higher Educational Facilities Authority (Shippensburg University Student Services, Inc. Student Housing) ETM, 4.00% due 10/1/2022	2,075,000	2,142,022
	Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System), 5.00% due 8/15/2027	1,000,000	1,245,380
	Pennsylvania Higher Educational Facilities Authority (University of Pittsburgh Medical Center), Series E, 5.00% due 5/15/2020	5,100,000	5,123,868
[a]	Pennsylvania State University, Series B-REMK 06/01/18, 1.58% due 6/1/2031 (put 6/1/2020)	12,500,000	12,505,375
	Pennsylvania Turnpike Commission, Series A-1, 5.00% due 12/1/2022 - 12/1/2027	5,050,000	6,075,823
	Philadelphia Authority for Industrial Development, 5.00% due 5/1/2024 - 5/1/2028	2,975,000	3,597,429
	Philadelphia Authority for Industrial Development (Mast Charter School) ETM, 5.00% due 8/1/2020	115,000	116,462
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2021 - 4/1/2027	7,850,000	8,900,451
	Philadelphia School District (State Aid Withholding) GO, Series E, 5.25% due 9/1/2021	2,265,000	2,299,587
	Pittsburgh Water and Sewer Authority,
	Series A, 5.00% due 9/1/2024	7,365,000	8,225,674
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 33

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series B, 5.00% due 9/1/2024 (pre-refunded 9/1/2023)	$ 2,395,000	$ 2,697,656
	Pittsburgh Water and Sewer Authority ETM, Series B, 5.00% due 9/1/2023	2,520,000	2,838,452
	Plum Borough School District (Insured: BAM) (State Aid Withholding) GO,
	Series A, 5.00% due 9/15/2022 - 9/15/2024	4,790,000	5,290,489
	Series B, 5.00% due 9/15/2023	470,000	524,685
	Series C, 4.00% due 9/15/2020 - 9/15/2021	3,065,000	3,140,529
	School District of Philadelphia (State Aid Withholding) GO, Series A, 5.00% due 9/1/2023 - 9/1/2028	2,400,000	2,835,654
	Southeastern Pennsylvania Transportation Authority, 5.00% due 6/1/2022 - 6/1/2028	7,705,000	9,228,631
	Rhode Island — 1.5%
	Rhode Island Clean Water Finance Agency (Public Drinking Water Supply or Treatment Facilities), Series B, 5.00% due 10/1/2020 - 10/1/2023	7,960,000	8,632,368
	Rhode Island Convention Center Authority (Convention Center and Parking Projects), 5.00% due 5/15/2020	5,890,000	5,916,446
	Rhode Island Health and Educational Building Corp. (University of Rhode Island Auxiliary Enterprise), Series C, 5.00% due 9/15/2020 - 9/15/2023	2,150,000	2,331,360
	Rhode Island Health and Educational Building Corp. (University of Rhode Island), Series B, 5.00% due 9/15/2020 - 9/15/2025	1,320,000	1,458,193
	State of Rhode Island and Providence Plantations (Consolidated Capital Development Loan) GO,
	5.00% due 8/1/2020 - 8/1/2022	34,725,000	36,528,827
	Series B, 4.00% due 10/15/2020 - 10/15/2022	3,200,000	3,331,202
	State of Rhode Island and Providence Plantations (Energy Conservation) COP, Series C, 5.00% due 4/1/2022	2,020,000	2,167,278
	State of Rhode Island and Providence Plantations (Information Technology) COP, 5.00% due 11/1/2024	3,010,000	3,481,908
	State of Rhode Island and Providence Plantations (Kent County Courthouse) COP, Series A, 5.00% due 10/1/2020 - 10/1/2023	6,975,000	7,484,892
	State of Rhode Island and Providence Plantations (Training School) COP, Series B, 5.00% due 10/1/2020 - 10/1/2023	10,270,000	11,027,584
	South Carolina — 0.8%
	Beaufort-Jasper Water & Sewer Authority (Waterworks & Sewer System), Series B, 5.00% due 3/1/2021 - 3/1/2025	4,750,000	5,283,728
	Berkeley County School District (School Facility Equipment Acquisition), 5.00% due 12/1/2020 - 12/1/2024	3,550,000	3,948,862
	Charleston County (South Aviation Ave. Construction), 5.00% due 12/1/2022 - 12/1/2023	4,270,000	4,786,352
	City of Charleston Public Facilities Corp. (City of Charleston Project), Series A, 5.00% due 9/1/2020 - 9/1/2025	2,860,000	3,161,146
[a]	City of Charleston Waterworks & Sewer System Revenue (Capital Improvement), Series B, 1.041% (LIBOR 1 Month + 0.36%) due 1/1/2035 (put 1/1/2022)	17,800,000	17,817,444
	Greenwood County (Self Regional Healthcare), Series B, 5.00% due 10/1/2022	1,000,000	1,070,650
	SCAGO Educational Facilities Corp. (School District of Pickens County), 5.00% due 12/1/2021 - 12/1/2025	5,320,000	5,942,470
	South Dakota — 0.1%
	South Dakota Building Authority,
	Series B,
	5.00% due 6/1/2022	500,000	540,485
	5.00% due 6/1/2024 (pre-refunded 6/1/2023)	1,000,000	1,115,630
	South Dakota Health & Educational Facilities Authority (Avera Health) ETM, Series A, 5.00% due 7/1/2021	1,670,000	1,745,734
	South Dakota Health & Educational Facilities Authority (Regional Health) ETM, 5.00% due 9/1/2020	1,000,000	1,013,200
	South Dakota Health & Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2021 - 11/1/2025	2,825,000	3,199,035
	Tennessee — 0.4%
	State of Tennessee GO,
	Series A, 5.00% due 8/1/2020	2,000,000	2,025,700
	Series B, 5.00% due 8/1/2020	2,000,000	2,025,700
	Tennessee Energy Acquisition Corp., Series A, 5.25% due 9/1/2020	1,190,000	1,201,079
	Tennessee Energy Acquisition Corp. (The Gas Project),
	Series A,
[a]	4.00% due 5/1/2048 (put 5/1/2023)	13,750,000	14,084,675
	5.25% due 9/1/2023	1,025,000	1,095,950
	Texas — 13.2%
	Austin Convention Enterprises, Inc. (Convention Center Hotel First Tier), Series A, 5.00% due 1/1/2021 - 1/1/2027	3,680,000	3,722,864
	Bexar County Hospital District (University Health System) GO, 5.00% due 2/15/2022 - 2/15/2027	7,355,000	8,490,743
	Cities of Dallas and Fort Worth (DFW International Airport Terminal Renewal & Improvement Program), Series D, 5.25% due 11/1/2023	3,000,000	3,155,820
	City of Austin (Water and Wastewater System),
	5.00% due 11/15/2022	1,940,000	2,060,784
	5.00% due 11/15/2022 (pre-refunded 11/15/2021)	700,000	742,875
	City of Beaumont (Waterworks & Sewer System Improvements; Insured: AGM), Series A, 5.00% due 9/1/2023 - 9/1/2024	7,500,000	8,398,650
	City of Beaumont GO, 5.00% due 3/1/2022 - 3/1/2026	3,930,000	4,507,854
	City of Brownsville (Water, Wastewater & Electric Utilities Systems),
[b]	5.00% due 9/1/2022	1,300,000	1,412,073
	Series A, 5.00% due 9/1/2020 - 9/1/2023	5,400,000	5,838,573
	City of Bryan (Electric System Improvements), 5.00% due 7/1/2026	535,000	646,858
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2022 - 2/15/2025	5,500,000	6,169,500
	City of Dallas (Trinity River Corridor Infrastructure) GO,
	5.00% due 2/15/2021 - 2/15/2026	22,605,000	25,418,944
34 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series A, 5.00% due 2/15/2024	$10,235,000	$ 11,262,799
	City of Dallas GO, 5.00% due 2/15/2022 - 2/15/2024	20,635,000	22,040,829
	City of Houston (Combined Utility System),
	Series C,
[a]	1.007% (LIBOR 1 Month + 0.37%) due 5/15/2034 (put 8/1/2021)	23,525,000	23,471,833
	5.00% due 5/15/2022 - 5/15/2024	14,695,000	16,576,872
	Series D, 5.00% due 11/15/2022 - 11/15/2024	17,535,000	19,822,765
	City of Houston (Convention & Entertainment Facilities), 5.00% due 9/1/2020 - 9/1/2024	3,965,000	4,284,488
	City of Houston (Convention & Entertainment Facilities; Insured: AGM/AMBAC), Series B, Zero Coupon due 9/1/2020	3,650,000	3,630,618
	City of Houston (Convention & Entertainment), 5.00% due 9/1/2025 - 9/1/2029	6,415,000	7,729,356
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2021 - 3/1/2028	53,905,000	62,884,536
	City of Laredo (Acquire & Purchase Personal Property) GO, 5.00% due 2/15/2021 - 2/15/2026	5,280,000	5,946,039
	City of Laredo (City Infrastructure Improvements) GO, Series A, 5.00% due 2/15/2021 - 2/15/2027	2,875,000	3,352,162
	City of Laredo (Sports Venues; Insured: AGM), 5.00% due 3/15/2021 - 3/15/2024	4,400,000	4,756,471
	City of Lubbock (Waterworks System) GO, 5.00% due 2/15/2021 - 2/15/2025	37,425,000	41,851,757
	City of McAllen (International Toll Bridge System; Insured: AGM), Series A, 5.00% due 3/1/2024 - 3/1/2027	3,015,000	3,514,274
	City of Olmos Park Higher Education Facilities Corp. (University of the Incarnate Word), 5.00% due 12/1/2020 - 12/1/2021	4,620,000	4,772,621
[a]	City of San Antonio, 1.75% due 2/1/2049 (put 12/1/2025)	10,750,000	10,742,690
	City of San Antonio (CPS Energy), 5.25% due 2/1/2024	7,000,000	8,034,600
	City of San Antonio (San Antonio Water System), Series A, 5.00% due 5/15/2023 - 5/15/2026	3,700,000	4,287,000
	City of San Antonio Public Facilities Corp. (Convention Center Refinancing & Expansion), 5.00% due 9/15/2022	1,450,000	1,578,760
	City of Texas City Industrial Development Corp. (ARCO Pipe Line Co. Project), 7.375% due 10/1/2020	7,000,000	7,169,680
	Clifton Higher Education Finance Corp. (IDEA Public Schools), 5.00% due 8/15/2023	1,100,000	1,159,983
	Corpus Christi Business and Job Development Corp. (Seawall Project), 5.00% due 3/1/2021	625,000	646,750
[a]	Cypress-Fairbanks Independent School District (Guaranty: PSF) ISD GO, Series B-1-REMK, 1.25% due 2/15/2036 (put 8/15/2022)	3,500,000	3,497,900
	Cypress-Fairbanks Independent School District (Guaranty: PSF-GTD) ISD GO,
[a]	Series A-2- REMK, 1.25% due 2/15/2036 (put 8/15/2022)	5,500,000	5,496,700
[a]	Series B-3- REMK, 1.25% due 2/15/2040 (put 8/15/2022)	7,000,000	6,974,660
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2021 - 2/15/2027	15,435,000	17,649,291
	Dallas Independent School District (Guaranty: PSF-GTD) ISD GO,
[a]	5.00% due 2/15/2036 (pre-refunded 2/15/2022)	1,635,000	1,752,638
	5.00% due 2/15/2036 (pre-refunded 2/15/2022)	760,000	814,682
[a]	5.00% due 2/15/2036 (put 2/15/2022)	1,580,000	1,677,913
	Grayson County (State Highway Toll System) GO, 5.00% due 1/1/2022	3,000,000	3,202,410
[a]	Gulf Coast (Exxon Mobil Corp.) IDA, 0.65% due 11/1/2041 (put 4/1/2020)	1,675,000	1,675,000
	Gulf Coast Waste Disposal Authority (Bayport Area Wastewater Treatment System; Insured: AGM), 5.00% due 10/1/2020 - 10/1/2025	5,485,000	5,961,835
	Harris County (Flood Control), 5.00% due 10/1/2025 - 10/1/2027	14,305,000	17,776,723
	Harris County (Tax Road) GO, Series A, 5.00% due 10/1/2025 - 10/1/2028	8,985,000	11,124,581
	Harris County (Texas Permanent Improvement) GO,
	Series A, 5.00% due 10/1/2025 - 10/1/2027	11,565,000	14,288,331
	Series B, 5.00% due 10/1/2020	500,000	509,720
[a,c]	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Series B-REM, 5.085% (MUNIPSA + 0.28%) due 6/1/2032 (put 4/1/2021)	24,875,000	24,875,746
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health), Series A, 5.00% due 12/1/2022 - 12/1/2025	6,445,000	7,290,720
	Harris County Cultural Education Facilities Finance Corp. (TECO Project),
	5.00% due 11/15/2020 - 11/15/2027	4,675,000	5,419,183
[b]	5.00% due 11/15/2026	1,150,000	1,400,551
	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center), Series A, 5.00% due 5/15/2020 - 5/15/2029	12,300,000	14,778,354
	Harris County-Houston Sports Authority (Insured: AGM), Series A, 5.00% due 11/15/2022 - 11/15/2024	23,315,000	26,358,553
	Hays County GO, 5.00% due 2/15/2022 - 2/15/2025	4,050,000	4,527,719
	Houston Airport System Revenue,
	Series B, 5.00% due 7/1/2020 - 7/1/2028	10,380,000	12,068,999
	Series D, 5.00% due 7/1/2027	3,355,000	4,023,450
	Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.) ETM, Series A, 5.875% due 5/15/2021	615,000	630,221
	Houston Higher Education Finance Corp. (KIPP, Inc.; Guaranty: PSF-GTD), 5.00% due 8/15/2021 - 8/15/2022	1,485,000	1,600,200
	Houston Independent School District (Guaranty: PSF) ISD GO,
[a]	2.40% due 6/1/2030 (put 6/1/2021)	4,000,000	4,045,040
[a]	Series A-1B, 2.20% due 6/1/2039 (put 6/1/2020)	12,765,000	12,781,084
[a]	Houston Independent School District (Insured: PSF-GTD) GO, Series B-REM, 2.40% due 6/1/2036 (put 6/1/2021)	1,725,000	1,744,424
	Katy (Educational Facilities Improvements; Guaranty: PSF-GTD) ISD GO, Series A, 5.00% due 2/15/2023 - 2/15/2026	9,670,000	11,270,354
	Keller (Guaranty: PSF-GTD) ISD GO, Series A, 5.00% due 8/15/2023	1,715,000	1,932,205
	La Salle County (Insured: AGM) GO, 5.00% due 3/1/2022 - 3/1/2028	18,885,000	22,388,460
	Laredo Community College District (School Facilities Improvements) GO, 5.00% due 8/1/2020 - 8/1/2024	3,340,000	3,587,007
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 35

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2025	$ 8,020,000	$ 8,612,758
	5.00% due 5/15/2025 (pre-refunded 5/15/2022)	55,000	59,360
[a]	Lower Neches Valley Authority Industrial Development Corp. (Exxon Capital Ventures, Inc.; Guaranty: Exxon MobilCorp.), 0.70% due 11/1/2051 (put 4/1/2020)	6,550,000	6,550,000
	Metropolitan Transit Authority of Harris County,
	5.00% due 11/1/2022 - 11/1/2028	18,750,000	22,589,232
	Series D, 5.00% due 11/1/2020 - 11/1/2027	9,920,000	11,262,954
[b]	New Caney (Guaranty: PSF-GTD) ISD GO, 5.00% due 2/15/2024	865,000	940,791
	North Harris County Regional Water Authority (Regional Water Production Design, Acquisition and Construction), 5.00% due 12/15/2020 - 12/15/2026	6,490,000	7,440,670
	North Texas Tollway Authority (North Texas Tollway System), Series A, 5.00% due 1/1/2026 - 1/1/2029	7,550,000	9,371,828
[a]	Pflugerville Independent School District (Guaranty: PSF-GTD) ISD GO, Series A, 2.25% due 8/15/2037 (put 8/15/2022)	2,750,000	2,801,975
	Round Rock (Educational Facilities Improvements) ISD GO, 5.00% due 8/1/2026 - 8/1/2027	2,100,000	2,602,143
	Round Rock (Educational Facilities Improvements; Guaranty: PSF-GTD) ISD GO, 5.00% due 8/1/2020 - 8/1/2029	9,065,000	10,512,094
	Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2020 - 10/1/2021	2,950,000	3,035,839
	San Antonio Public Facilities Corp. (Convention Center Refinancing & Expansion), 5.00% due 9/15/2020	915,000	930,939
	San Antonio Water System, Series A, 5.00% due 5/15/2020 - 5/15/2029	2,755,000	3,280,676
	San Juan Higher Education Finance Authority (IDEA Public Schools), Series A, 5.125% due 8/15/2020	300,000	304,188
	Tarrant Regional Water District, Series A, 5.00% due 3/1/2021 - 3/1/2027	8,850,000	10,250,083
	Texas State University System, Series A, 5.00% due 3/15/2028 - 3/15/2030	13,090,000	16,680,461
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2022 - 8/15/2024	2,130,000	2,276,737
	Texas Transportation Commission (Highway Improvements) GO, 5.00% due 4/1/2020 - 4/1/2024	13,330,000	14,558,536
	Texas Transportation Commission State Highway Fund, Series A, 5.00% due 4/1/2024	1,650,000	1,890,818
	Walnut Creek Special Utility District (Water System Improvements; Insured: BAM),
	4.00% due 1/10/2021	445,000	453,918
	5.00% due 1/10/2022 - 1/10/2024	1,275,000	1,399,989
	Utah — 1.0%
	City of Murray (IHC Health Services, Inc. Obligated Group),
[a]	Series B, 0.75% due 5/15/2037 (put 4/1/2020)	2,350,000	2,350,000
[a]	Series C, 0.70% due 5/15/2036 (put 4/1/2020)	1,750,000	1,750,000
[a]	County of Utah (IHC Health Services, Inc. Obligated Group), Series B-1, 5.00% due 5/15/2056 (put 8/1/2022)	7,500,000	7,993,875
	Utah State Board of Regents (Insured; Natl-Re), Series A, 5.50% due 4/1/2029	30,365,000	38,764,263
	Utah Transit Authority (Integrated Mass Transit System), Series A-SUB, 5.00% due 6/15/2022 - 6/15/2025	3,545,000	4,045,273
	Vermont — 0.3%
	Vermont (Vermont Public Service Corp.) EDA, 5.00% due 12/15/2020	14,250,000	14,547,398
	Virginia — 0.4%
	Fairfax County (Inova Health System) IDA,
	4.00% due 5/15/2022	5,500,000	5,827,745
	5.00% due 5/15/2022	5,000,000	5,402,350
	Fairfax County (State Aid Withholding) GO, Series A, 4.50% due 10/1/2027	4,975,000	6,113,380
	Virginia Commonwealth Transportation Board, 5.00% due 9/15/2028	3,945,000	4,915,943
	Washington — 2.8%
	Clark County School District No 37 Vancouver (State Aid Withholding) GO, 5.00% due 12/1/2026 - 12/1/2029	5,150,000	6,633,992
	Energy Northwest (Nine Canyon Wind Project Phase I-III), 5.00% due 7/1/2020 - 7/1/2025	6,850,000	7,294,996
	Marysville School District No. 25 (Snohomish County Educational Facilities) (State Aid Withholding) GO, 5.00% due 12/1/2020 - 12/1/2023	7,695,000	8,303,663
	Skagit County Public Hospital District No. 1 (Skagit Regional Health), Series A, 5.00% due 12/1/2021 - 12/1/2023	2,410,000	2,589,557
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) GO, 5.00% due 12/1/2020 - 12/1/2022	8,340,000	8,916,675
	Skagit County Public Hospital District No. 2 (Island Hospital) GO,
	4.00% due 12/1/2020 - 12/1/2021	2,000,000	2,062,500
	5.00% due 12/1/2022	1,700,000	1,860,514
	State of Washington (Capital Projects) GO, Series R-G-Ref, 5.00% due 7/1/2025	10,475,000	12,267,377
	State of Washington (State and Local Agency Real and Personal Property Projects) (Insured: State Intercept) COP, 5.00% due 7/1/2020 - 7/1/2022	9,415,000	9,825,153
	State of Washington (State and Local Agency Real and Personal Property Projects) COP, Series A, 5.00% due 7/1/2024 - 7/1/2027	17,775,000	21,009,543
	State of Washington (Various Purposes) GO, Series C, 5.00% due 2/1/2025 - 2/1/2029	50,385,000	62,324,528
[d]	State of Washington GO, 5.00% due 6/1/2025 - 6/1/2030	4,900,000	5,915,474
	Tacoma School District No.10 (Pierce County Capital Projects) (State Aid Withholding) GO, 5.00% due 12/1/2020	2,500,000	2,564,625
	Washington Health Care Facilities Authority (Overlake Hospital Medical Center) ETM, 4.75% due 7/1/2020	1,000,000	1,008,790
	West Virginia — 0.5%
	Mason County (Appalachian Power Co.), Series L, 2.75% due 10/1/2022	15,000,000	15,364,650
[a]	West Virginia (Appalachian Power Co.) EDA, Series B, 2.625% due 12/1/2042 (put 6/1/2022)	6,000,000	6,041,160
36 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[a]	West Virginia Economic Development Authority, (Appalachian Power Co.), Series A, 2.625% due 12/1/2042 (put 6/1/2022)	$ 4,500,000	$ 4,530,870
	West Virginia Higher Education Policy Commission (Higher Education Facilities), Series A, 5.00% due 4/1/2020 - 4/1/2022	3,500,000	3,647,535
	Wisconsin — 1.5%
	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group),
[a]	5.00% due 8/15/2054 (put 1/25/2023)	10,485,000	11,414,600
[a]	5.00% due 8/15/2054 (put 1/26/2022)	9,520,000	10,162,695
[a]	5.00% due 8/15/2054 (put 1/29/2025)	16,065,000	18,409,526
	Wisconsin Health & Educational Facilities Authority (Agnesian Healthcare, Inc.) ETM, 5.00% due 7/1/2020	2,110,000	2,129,517
	Wisconsin Health & Educational Facilities Authority (Ascension Health Alliance System),
	5.00% due 11/15/2025 - 11/15/2026	3,235,000	3,811,778
[a]	Series B-4, 5.00% due 11/15/2043 (put 6/1/2021)	13,245,000	13,688,575
	Wisconsin Health & Educational Facilities Authority (Marquette University), 5.00% due 10/1/2023 - 10/1/2026	1,575,000	1,812,263
	Wisconsin Health & Educational Facilities Authority (ProHealth Care, Inc.), 5.00% due 8/15/2020 - 8/15/2022	5,250,000	5,476,043
	Wisconsin Health & Educational Facilities Authority (UnityPoint Health), Series A, 5.00% due 12/1/2022	1,000,000	1,096,620
	Wisconsin Housing & Economic Development Authority (Collateralized: FNMA),
	Series C,
	1.65% due 9/1/2026	1,615,000	1,585,995
	1.70% due 3/1/2027	1,605,000	1,580,460
	1.75% due 9/1/2027	1,645,000	1,616,180
	1.80% due 3/1/2028	1,660,000	1,627,016
	1.85% due 9/1/2028	1,680,000	1,648,332
	1.95% due 3/1/2029	1,695,000	1,671,914
	WPPI Energy, Series A, 5.00% due 7/1/2022 - 7/1/2028	1,835,000	2,125,443
	WPPI Energy (Power Supply System), Series A, 5.00% due 7/1/2021	4,100,000	4,277,612
	Wyoming — 0.0%
[a]	Uinta County (Chevron Corp.; Guaranty: Chevron Corp.), 0.65% due 8/15/2020 (put 4/1/2020)	950,000	950,000
	Total Investments — 98.9% (Cost $5,343,909,092)		$5,476,516,048
	Other Assets Less Liabilities — 1.1%		60,073,290
	Net Assets — 100.0%		$5,536,589,338

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2020.
b	Segregated as collateral for a when-issued security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2020, the aggregate value of these securities in the Fund’s portfolio was $24,875,746, representing 0.45% of the Fund’s net assets.
d	When-issued security.
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 37

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
ISD	Independent School District
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Mtg	Mortgage
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SPA	Stand-by Purchase Agreement
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District
38 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg California Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	MUNICIPAL BONDS — 95.5%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2020 - 12/1/2024	$ 3,225,000	$ 3,591,961
	Alameda County Joint Powers Authority (Juvenile Justice), 5.00% due 12/1/2021	500,000	532,400
	Alameda County Joint Powers Authority (Public Facilities Capital Projects), 5.00% due 12/1/2021	1,000,000	1,064,800
	Anaheim Public Financing Authority (Public Improvements; Insured: AGM), Series C, Zero Coupon due 9/1/2022	3,000,000	2,911,290
	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge),
[a]	Series A, 2.95% due 4/1/2047 (put 4/1/2026)	4,775,000	5,163,494
[a]	Series G, 2.00% due 4/1/2053 (put 4/1/2024)	1,500,000	1,524,525
	Bonita (Educational Facilities) USD GO, 5.00% due 8/1/2024	1,000,000	1,082,150
	Brentwood Infrastructure Financing Authority (Residential Single Family Development; Insured: AGM), Series A, 5.00% due 9/2/2020 - 9/2/2023	6,220,000	6,725,130
[a]	California (Adventist Health System/West Obligated Group; LOC U.S. Bank N.A.) HFFA, Series B-2-RMKT, 0.80% due 9/1/2028 (put 4/1/2020)	670,000	670,000
	California (Children’s Hospital Los Angeles Obligated Group) HFFA, Series A, 5.00% due 8/15/2030	1,990,000	2,406,308
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 11/15/2020 - 11/15/2023	3,025,000	3,211,761
	California (Children’s Hospital of Orange County Obligated Group) HFFA,
	4.00% due 11/1/2020	750,000	762,720
	5.00% due 11/1/2021 - 11/1/2028	4,295,000	5,101,528
	California (Dignity Health) HFFA,
	Series A,
	5.00% due 3/1/2021	1,675,000	1,706,909
	5.25% due 3/1/2022	1,000,000	1,021,020
	California (Kaiser Permanente) HFFA, Series A-1, 5.00% due 11/1/2027	3,000,000	3,742,050
[a]	California (Providence St. Joseph Health Obligated Group) HFFA, 5.00% due 10/1/2039 (put 10/1/2027)	3,000,000	3,536,400
	California (St. Joseph Health System) HFFA,
	Series A, 5.00% due 7/1/2024	1,000,000	1,120,250
[a]	Series D, 5.00% due 7/1/2043 (put 10/15/2020)	5,575,000	5,682,988
	California Educational Facilities Authority (Chapman University), 5.00% due 4/1/2022	2,000,000	2,063,160
	California Educational Facilities Authority (Pitzer College) ETM, 5.00% due 4/1/2020	1,445,000	1,445,000
	California Infrastructure and Economic Development Bank (California Academy of Sciences),
[a]	Series C, 1.043% (LIBOR 1 Month + 0.38%) due 8/1/2047 (put 8/1/2021)	4,985,000	4,988,838
[a]	Series D, 1.043% (LIBOR 1 Month + 0.38%) due 8/1/2047 (put 8/1/2021)	6,000,000	6,004,620
[a]	California Infrastructure and Economic Development Bank (J Paul Getty Trust), Series B1, 1.31% (LIBOR 1 Month + 0.20%) due 10/1/2047 (put 4/1/2021)	1,000,000	995,310
	California Infrastructure and Economic Development Bank (King City High School), 5.25% due 8/15/2020	515,000	515,834
[a]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), Series A, 1.321% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	6,250,000	6,258,937
	California Infrastructure and Economic Development Bank (The Scripps Research Institute), 5.00% due 7/1/2020 - 7/1/2027	1,050,000	1,193,750
	California Municipal Finance Authority (Biola University Residential Hall and Parking Structure), 5.00% due 10/1/2021 - 10/1/2023	555,000	588,768
	California Municipal Finance Authority (Biola University), 5.00% due 10/1/2020 - 10/1/2027	3,215,000	3,486,475
	California Municipal Finance Authority (Biola University, Inc.), 5.00% due 10/1/2030	1,000,000	1,115,920
[a]	California Municipal Finance Authority (Chevron USA, Inc.; Guaranty: Chevron Corp.), 0.50% due 11/1/2035 (put 4/1/2020)	700,000	700,000
	California Municipal Finance Authority (CHF-DAVIS I, LLC-WEST VILLAGE; Insured: BAM), 5.00% due 5/15/2028	2,905,000	3,277,944
[a,b]	California Pollution Control Financing Authority (Republic Services, Inc.) AMT, 1.17% due 11/1/2042 (put 4/15/2020)	4,000,000	3,999,720
[a]	California Pollution Control Financing Authority AMT, Series A-REMK, 2.50% due 7/1/2031 (put 5/1/2024)	1,125,000	1,122,817
	California State Public Works Board (California School for the Deaf Riverside Campus), Series H, 5.00% due 4/1/2022	565,000	607,703
	California State Public Works Board (Correctional and Rehabilitation Facilities),
	Series A, 5.00% due 9/1/2022 - 9/1/2024	13,780,000	15,348,703
	Series G, 5.00% due 11/1/2022	1,500,000	1,645,035
	California State Public Works Board (Judicial Council Projects),
	Series A, 5.00% due 3/1/2023 - 3/1/2024	2,400,000	2,659,080
	Series D, 5.00% due 12/1/2021 - 12/1/2022	4,300,000	4,575,984
	California State Public Works Board (Laboratory Facility and San Diego Courthouse), Series I, 5.00% due 11/1/2023 - 11/1/2024	7,000,000	7,923,240
	California State Public Works Board (University of California; Insured: Natl-Re) ETM, Series A, 5.00% due 6/1/2020	1,185,000	1,192,857
	California State Public Works Board (Yuba City Courthouse), Series D, 5.00% due 6/1/2022	1,950,000	2,109,217
	California Statewide Communities Development Authority (CHF-Irvine, LLC), Series A, 5.00% due 5/15/2027	500,000	582,650
	California Statewide Communities Development Authority (Cottage Health System), 5.00% due 11/1/2025 (pre-refunded 11/1/2024)	135,000	157,337
	California Statewide Communities Development Authority (Cottage Health System) ETM,
	4.00% due 11/1/2021	150,000	156,917
	5.00% due 11/1/2020 - 11/1/2024	575,000	642,534
	California Statewide Communities Development Authority (Irvine East Campus Apartments), 5.00% due 5/15/2021 - 5/15/2027	2,760,000	3,024,298
[a]	California Statewide Communities Development Authority (Kaiser Foundation Hospitals), Series 2003-D-REMK, 5.00% due 5/1/2033 (put 11/1/2029)	3,500,000	4,546,010
	California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group), 5.00% due 1/1/2021 - 1/1/2024	1,455,000	1,553,608
[a]	California Statewide Communities Development Authority (Southern California Edison Company), 2.625% due 11/1/2033 (put 12/1/2023)	4,895,000	5,011,256
	California Statewide Communities Development Authority (Sutter Health Obligated Group), Series A, 5.00% due 8/15/2024	535,000	578,490
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 39

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	Calipatria (Educational Facilities; Insured: ACA) USD GO, Series B, Zero Coupon due 8/1/2025	$ 4,015,000	$ 3,261,786
	Carson Redevelopment Successor Agency (Redevelopment Project Area No 1; Insured: AGM), Series A, 5.00% due 10/1/2026	500,000	576,830
	CDC Successor Agency of the City of Santee (Redevelopment and Low and Moderate Income Housing; Insured: BAM), Series A, 5.00% due 8/1/2025	550,000	656,937
	Central Valley Financing Authority (Carson Ice) ETM, 5.25% due 7/1/2020	500,000	505,250
	City and County of San Francisco (525 Golden Gate Avenue-Public Utilities Commission Office Project) COP, Series C, 5.00% due 11/1/2022	700,000	702,205
	City of Antioch Public Financing Authority (Municipal Facilities Project), 5.00% due 5/1/2022 - 5/1/2024	1,400,000	1,577,886
	City of Burbank (Burbank Water and Power System), Series A, 5.00% due 6/1/2020	625,000	629,013
	City of Chula Vista (Police Facility Project) COP, 5.00% due 10/1/2024	1,700,000	1,985,430
	City of Chula Vista Financing Authority (Infrastructure, Facilities and Equipment), 5.00% due 5/1/2026 - 5/1/2027	3,500,000	4,308,160
	City of Clovis (Water System Facilities; Insured: BAM), 5.00% due 3/1/2021 - 3/1/2023	2,270,000	2,453,514
	City of Delano (Central California Foundation for Health) COP, 5.00% due 1/1/2024 (pre-refunded 1/1/2023)	270,000	298,026
[a,b]	City of Irvine Reassessment District No 05-21(Public Improvments; LOC U.S. Bank N.A.), Series A, 0.80% due 9/2/2050 (put 4/1/2020)	900,000	900,000
[a]	City of Livermore (Variable-COPS-REF-Performing A; LOC U.S. Bank N.A.) COP, 0.80% due 10/1/2041 (put 4/1/2020)	2,250,000	2,250,000
	City of Los Angeles (JUDGMENT OBLIG-A), 5.00% due 6/1/2020	2,000,000	2,010,000
	City of Manteca (Water Supply System), 5.00% due 7/1/2021 - 7/1/2023	1,650,000	1,751,932
	City of Norco CA, 5.00% due 9/1/2025	1,000,000	1,172,010
	City of San Jose Financing Authority (Civic Center Project),
	Series A,
	4.00% due 6/1/2021	1,000,000	1,033,910
	5.00% due 6/1/2020 - 6/1/2024	3,095,000	3,369,803
	City of Torrance (Torrance Memorial Medical Center), Series A, 5.00% due 9/1/2020	1,155,000	1,173,249
	Compton (Insured: BAM) USD GO, Series B, 5.00% due 6/1/2028 - 6/1/2029	1,625,000	1,996,947
[a]	Contra Costa Transportation Authority, Series A, 1.36% (LIBOR 1 Month + 0.25%) due 3/1/2034 (put 9/1/2021)	7,500,000	7,492,200
	County of Los Angeles Redevelopment Refunding Authority (Bunker Hill Project), Series C, 5.00% due 6/1/2020 - 6/1/2024	3,500,000	3,787,450
	Desert Sands (Educational Facilities; Insured: BAM) USD COP, 5.00% due 3/1/2021	1,080,000	1,118,588
	Dinuba (CAP APPREC; Insured AGM) USD GO, Zero Coupon due 8/1/2030	460,000	367,407
	Downey Public Financing Authority (Public Capital Improvements), 5.00% due 12/1/2025 - 12/1/2027	1,445,000	1,788,022
	Eden Township Healthcare District (Eden Hospital Health Services Corp.) COP, 6.125% due 6/1/2034 (pre-refunded 6/1/2020)	1,500,000	1,511,940
	Elk Grove Finance Authority (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1),
	4.00% due 9/1/2020	575,000	581,595
	5.00% due 9/1/2021 - 9/1/2025	1,200,000	1,367,832
	Emeryville Redevelopment Agency (Emeryville and Shellmound Park Projects; Insured: AGM), Series A, 5.00% due 9/1/2022 - 9/1/2024	9,095,000	10,307,076
	Fresno County (Educational Facilities; Insured: Natl-Re) USD GO, Series C, 5.90% due 8/1/2020	720,000	731,455
	Grossmont Healthcare District (REF-SER D) GO, Series D, 5.00% due 7/15/2022	960,000	1,024,406
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2027	1,230,000	1,286,420
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2021	1,275,000	1,293,806
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2021 - 7/1/2027	2,735,000	2,826,651
	Hacienda La Puente (Educational Facilities; Insured: AGM) USD COP, 5.00% due 6/1/2020 - 6/1/2025	3,495,000	3,896,370
	Imperial Irrigation District Electric System Revenue, Series C, 5.00% due 11/1/2024 (pre-refunded 11/1/2020)	500,000	511,750
[a]	Irvine Ranch Water District (Variable-IMPT Dists-Cons; LOC U.S. Bank N.A.), Series A, 0.80% due 10/1/2041 (put 4/1/2020)	9,845,000	9,845,000
	Jurupa Public Financing Authority (Community Services District-Eastvale Area; Insured: AGM), Series A, 4.50% due 9/1/2020	945,000	957,984
	La Quinta Redevelopment Agency (Redevelopment Project Areas No. 1 and 2), Series A, 5.00% due 9/1/2021 - 9/1/2023	4,500,000	4,933,545
	Lodi Public Financing Authority (City Police Building and Jail), 5.00% due 10/1/2020 - 10/1/2023	4,145,000	4,377,300
	Los Altos Elementary School District (REF) GO, 5.00% due 8/1/2020	5,465,000	5,535,007
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
	Series B, 5.00% due 7/1/2023	3,000,000	3,343,200
	Series D, 5.00% due 7/1/2022 - 7/1/2024	5,750,000	6,400,227
	Los Angeles (Insured: BAM) USD GO, Series B-1, 5.00% due 7/1/2029	2,500,000	3,045,325
	Los Angeles County, 5.00% due 6/25/2020	10,000,000	10,087,600
	Los Angeles County Schools Regionalized Business Services Corp. (Insured: AMBAC) COP, Series A, Zero Coupon due 8/1/2021	2,135,000	2,087,987
	Los Angeles County Schools USD, Series A-2, 3.00% due 6/1/2020	7,000,000	7,020,580
	Los Angeles Department of Airports AMT,
	Series A, 5.00% due 5/15/2029	4,000,000	4,643,560
	Series B, 5.00% due 5/15/2025 - 5/15/2026	10,220,000	11,943,411
	Los Angeles Department of Water, Series A, 5.00% due 7/1/2027	1,565,000	1,963,073
	Los Angeles Department of Water and Power (Power System Capital Improvements), Series A, 5.00% due 7/1/2025 - 7/1/2026	800,000	958,472
[a]	Los Angeles Department of Water and Power (Power System Revenue; SPA Barclays Bank), Series B-3-REMK, 0.50% due 7/1/2034 (put 4/1/2020)	4,400,000	4,400,000
	Los Angeles USD GO, Series A, 5.00% due 7/1/2024	4,600,000	5,257,616
	Lynwood (Insured: AGM) USD GO, 5.00% due 8/1/2023	1,000,000	1,115,490
	Manteca Community Facilities District No. 1989-2 (Educational Facilities; Insured: AGM) USD, Series F, 5.00% due 9/1/2020 - 9/1/2023	2,675,000	2,795,398
	Mark West Union School District (Educational Facilities; Insured: Natl-Re) GO, 4.125% due 8/1/2020	670,000	671,642
[a]	Metropolitan Water District Southern California Waterworks Revenue, Series B-3, 0.65% due 7/1/2035 (put 4/1/2020)	9,300,000	9,300,000
	Milpitas Redevelopment Agency (Redevelopment Project Area No. 1), 5.00% due 9/1/2025	2,300,000	2,758,919
40 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	Modesto Irrigation District (San Joaquin Valley Electric System), Series A, 5.00% due 7/1/2022	$ 1,000,000	$ 1,086,300
	Moreno Valley Public Financing Authority (Public Improvements), 5.00% due 11/1/2024	1,455,000	1,700,720
	Murrieta Valley Public Financing Authority (Educational Facilities; Insured: BAM) USD GO, 5.00% due 9/1/2023	1,080,000	1,207,742
	North City West School Facilities Financing Authority (Carmel Valley; Insured: AGM), Series A, 5.00% due 9/1/2021 - 9/1/2022	4,415,000	4,722,712
[a]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	5,000,000	5,186,150
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2022 - 8/1/2025	2,745,000	3,105,532
	Palomar Pomerado Health (Insured: Natl-Re) GO, Series A, Zero Coupon due 8/1/2021	2,850,000	2,795,365
	Pittsburg Successor Agency Redevelopment Agency (Insured: AGM), Series A, 5.00% due 9/1/2021	1,000,000	1,053,400
	Pomona Public Financing Authority (Facilities Improvements), Series BC, 3.00% due 6/1/2020	250,000	250,755
	Pomona Public Financing Authority (Facilities Improvements; Insured: AGM), Series BC, 4.00% due 6/1/2024 - 6/1/2026	725,000	819,534
	Rancho Santa Fe Community Services District Financing Authority, Series A, 5.00% due 9/1/2025	1,745,000	2,089,131
	Redevelopment Agency of the City and County of San Francisco (Yerba Buena Center Redevelopment Project Area; Insured: AGM), 5.00% due 6/1/2020	1,730,000	1,740,812
	Redevelopment Agency of the City of Rialto (Merged Project Area; Insured: BAM), Series A, 5.00% due 9/1/2023 - 9/1/2024	1,050,000	1,203,425
[a]	Regents of the University of California Medical Center Pooled Revenue (VAR-REF-Series B-1-REMK 8/17/16), 0.60% due 5/15/2032 (put 4/1/2020)	850,000	850,000
[a]	Regents of the University of California Medical Center Pooled Revenue (VAR-REF-Series B-2-REMK 8/17/16), 0.50% due 5/15/2032 (put 4/1/2020)	500,000	500,000
	Ridgecrest Redevelopment Agency (Redevelopment Project) ETM, 5.50% due 6/30/2020	1,040,000	1,051,430
	Riverside County Infrastructure Financing Authority (Capital Improvement Projects), Series A, 5.00% due 11/1/2020 - 11/1/2021	1,205,000	1,251,815
	Riverside County Public Financing Authority, 4.00% due 5/1/2021	295,000	304,163
	Riverside County Public Financing Authority (Capital Facilities Project),
	4.00% due 11/1/2020	465,000	472,886
	5.00% due 11/1/2021 - 11/1/2025	2,000,000	2,258,940
	Riverside Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2022 - 9/1/2025	1,245,000	1,424,151
	Sacramento City (Educational Facilities Improvements) USD GO, 5.00% due 7/1/2021	3,600,000	3,762,360
	Sacramento City (Educational Facilities Improvements; Insured: AGM) USD GO, 5.00% due 7/1/2020 - 7/1/2022	1,600,000	1,679,269
	Sacramento City Schools Joint Power Financing Authority (Sacramento City USD Educational Facility Sublease; Insured: BAM), Series A, 5.00% due 3/1/2021 - 3/1/2025	5,360,000	5,923,590
	Salinas Valley Solid Waste Authority AMT (Insured: AGM), Series A, 5.00% due 8/1/2023	1,530,000	1,712,544
	San Diego (Educational System Capital Projects) USD GO, Series R-3, 5.00% due 7/1/2023 - 7/1/2024	8,000,000	8,964,640
	San Diego (Educational System Capital Projects; Insured: Natl-Re) USD GO, Series D-1, 5.50% due 7/1/2020	1,390,000	1,405,443
	San Diego County Regional Airport Authority, Series A, 5.00% due 7/1/2030	330,000	419,783
	San Francisco City and County Airports Commission (San Francisco International Airport), REF-Series A, 5.00% due 5/1/2026	5,000,000	6,017,500
	San Francisco City and County Airports Commission (San Francisco International Airport) AMT,
	REF-Series 2018A, 5.00% due 5/1/2020	1,000,000	1,002,630
	REF-Series H, 5.00% due 5/1/2028	6,500,000	7,781,865
	San Jose, Series A-1, 3.50% due 10/1/2021	75,000	75,950
	San Mateo County Joint Powers Financing Authority (Maple Street Correctional Center), 5.00% due 6/15/2021 - 6/15/2023	1,995,000	2,169,831
	Santa Ana Public Facilities Corp. (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 8/1/2020	2,035,000	2,025,965
	Santa Clara County Financing Authority (Multiple Facilities Projects), Series P, 5.00% due 5/15/2025	6,755,000	8,016,902
	Santa Margarita Water District (Talega Community Facilities), Series A, 5.00% due 9/1/2026 - 9/1/2027	1,050,000	1,313,237
	Semitropic Water Storage Improvement District (Irrigation Water System; Insured: AGM), Series A, 5.00% due 12/1/2022 - 12/1/2027	3,535,000	4,177,541
	South Bay/San Diego County USD GO, Zero Coupon due 8/1/2022	2,250,000	2,174,287
[a]	Southern California Public Power Authority (Magnolia Power Project A), Series 1, 2.00% due 7/1/2036 (put 7/1/2020)	5,000,000	5,003,750
[a]	Southern California Public Power Authority (VAR-REF-Magnolia Power Project; LOC U.S. Bank N.A.), Series A1, 0.80% due 7/1/2036 (put 4/1/2020)	300,000	300,000
	Southwestern Community College District GO, Series B, 4.00% due 8/1/2024 - 8/1/2026	1,125,000	1,275,779
[a]	State of California (Kindergarten-B1-RMKT-11/13; LOC State Street B&T Co.) GO, 0.50% due 5/1/2034 (put 4/1/2020)	1,000,000	1,000,000
[a]	State of California (LOC Barclays Bank Plc) GO, Series A-1-REMK-08/29/2018, 0.60% due 5/1/2033 (put 4/1/2020)	5,170,000	5,170,000
	State of California (Various Capital Projects) GO, 5.00% due 9/1/2020	2,000,000	2,032,440
	State of California Department of Water Resources Power Supply Revenue, Series N, 5.00% due 5/1/2020	1,700,000	1,705,185
	State of California GO, 5.00% due 11/1/2029	5,000,000	6,553,550
	Stockton Public Financing Authority (Stockton Water Revenue; Green Bond; Insured: BAM), Series A, 5.00% due 10/1/2020 - 10/1/2027	3,960,000	4,577,596
	Successor Agency to the City of Colton Redevelopment Agency (Multiple Redevelopment Project Areas; Insured: BAM), 5.00% due 8/1/2021 - 8/1/2025	2,815,000	3,158,675
	Successor Agency to the City of Riverside Redevelopment Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2023 - 9/1/2024	2,985,000	3,414,998
	Successor Agency to the City of San Diego Redevelopment Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2025 - 9/1/2026	1,770,000	2,095,837
	Successor Agency to the Commerce Community Development Commission (Multiple Redevelopment Project Areas; Insured: AGM), Series A, 5.00% due 8/1/2027 - 8/1/2030	3,315,000	3,999,020
	Successor Agency to the Community Development Agency of the City of Menlo Park (Las Pulgas Community Development Project), 5.00% due 10/1/2020	325,000	331,201
	Successor Agency to the Community Development Agency of the City of Menlo Park (Las Pulgas Community Development Project; Insured: AGM), 5.00% due 10/1/2022 - 10/1/2025	1,400,000	1,587,152
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 41

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2020 (Unaudited)
Issuer-Description	PRINCIPAL AMOUNT	VALUE
Successor Agency to the Community Redevelopment Agency of the City of Palmdale (Merged Redevelopment Project Areas), Series A, 5.00% due 9/1/2025 - 9/1/2026	$ 1,000,000	$ 1,212,429
Successor Agency to the Poway Redevelopment Agency (Paguay Redevelopment Project), Series A, 5.00% due 6/15/2025	4,665,000	5,562,453
Successor Agency to the Rancho Cucamonga Redevelopment Project (Rancho Redevelopment Project Area; Insured: AGM), 5.00% due 9/1/2023 - 9/1/2024	3,000,000	3,458,910
Successor Agency to the Redevelopment Agency of the City and County of San Francisco (San Francisco Redevelopment Projects), Series C, 5.00% due 8/1/2020 - 8/1/2021	2,685,000	2,758,721
Successor Agency to the Redevelopment Agency of the City of San Mateo (Multiple Redevelopment Project Areas), Series A, 5.00% due 8/1/2025	425,000	508,602
Successor Agency to the Redevelopment Agency of the City of Stockton (Redevelopment of Midtown, North and South Stockton and Waterfront Areas; Insured: AGM), Series A, 5.00% due 9/1/2026 - 9/1/2027	2,000,000	2,446,490
Successor Agency to the Richmond County Redevelopment Agency (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM), Series A, 5.00% due 9/1/2022 - 9/1/2024	1,250,000	1,409,677
Successor Agency to the Rosemead Community Development Commission (Rosemead Merged Project Area; Insured: BAM), 5.00% due 10/1/2020 - 10/1/2026	4,835,000	5,421,785
Temecula Valley Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2020 - 9/1/2025	2,090,000	2,278,531
Temecula Valley Financing Authority (Insured: BAM) USD, 5.00% due 9/1/2027	2,220,000	2,580,128
Trustees of the California State University (Educational Facilities Improvements), Series A, 5.00% due 11/1/2026	1,000,000	1,207,380
Tulare Public Financing Authority (Insured: BAM),
4.00% due 4/1/2020 - 4/1/2022	725,000	747,330
5.00% due 4/1/2023 - 4/1/2028	1,410,000	1,670,759
Upper Lake Union High School District (Insured: Natl-Re) GO, Series A, Zero Coupon due 8/1/2020	330,000	328,568
Ventura County Public Financing Authority (Office Building Purchase and Improvements), Series B, 5.00% due 11/1/2023 - 11/1/2024	1,560,000	1,771,902
Vista Redevelopment Agency (Vista Redevelopment Project; Insured: AGM), Series B1, 5.00% due 9/1/2020 - 9/1/2023	1,275,000	1,375,695
West Contra Costa (Insured: Natl-Re) USD GO, Zero Coupon due 8/1/2028	160,000	134,314
West Sacramento Financing Authority (Insured: AGC), Series A, 5.00% due 9/1/2020	1,040,000	1,054,986
William S. Hart Union High School District (Educational Facilities; Insured: AGM) GO, Series B, Zero Coupon due 9/1/2021	800,000	786,664
Total Investments — 95.5% (Cost $478,043,899)		$490,195,695
Other Assets Less Liabilities — 4.5%		23,269,839
Net Assets — 100.0%		$513,465,534

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2020.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2020, the aggregate value of these securities in the Fund’s portfolio was $4,899,720, representing 0.95% of the Fund’s net assets.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ACA	Insured by American Capital Access
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
ETM	Escrowed to Maturity
GO	General Obligation
HFFA	Health Facilities Financing Authority
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
USD	Unified School District
42 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2020 (Unaudited)
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	MUNICIPAL BONDS — 97.7%
	Albuquerque Bernalillo County Water Utility Authority (2005 NMFA Loan and Joint Water and Sewer System Improvements), Series A, 5.00% due 7/1/2026	$ 2,000,000	$ 2,307,320
	Albuquerque Bernalillo County Water Utility Authority (2007 NMFA Loan and Joint Water and Sewer System Improvements), 5.00% due 7/1/2031 - 7/1/2032	1,500,000	1,758,010
	Albuquerque Municipal School District No. 12 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding) GO,
	5.00% due 8/1/2031 - 8/1/2034	2,260,000	2,787,482
	Series A, 4.00% due 8/1/2029	1,300,000	1,401,868
	Albuquerque Municipal School District No. 12 (State Aid Withholding) GO, Series B, 5.00% due 8/1/2020	150,000	151,917
	Bernalillo County (Government Services),
	5.25% due 4/1/2027	300,000	352,380
	Series B, 5.70% due 4/1/2027	3,000,000	3,596,910
	Bernalillo County (Government Services; Insured: AMBAC), 5.25% due 10/1/2022 - 10/1/2025	8,295,000	9,608,930
	Bernalillo County (Government Services; Insured: Natl-IBC),
	Series B,
	5.00% due 4/1/2021	1,290,000	1,315,697
	5.70% due 4/1/2027	815,000	977,161
	Central New Mexico Community College (Campus Buildings Acquisition & Improvements) GO,
	4.00% due 8/15/2023	1,920,000	1,988,352
	Series A, 5.00% due 8/15/2021 - 8/15/2022	2,535,000	2,710,192
	City of Albuquerque (City Infrastructure Improvements),
	Series A,
	4.00% due 7/1/2020 - 7/1/2035	3,150,000	3,509,883
	5.00% due 7/1/2025 - 7/1/2034	2,500,000	2,952,693
	Series B, 4.00% due 7/1/2020	1,500,000	1,510,800
	City of Albuquerque (City Infrastructure Improvements) GO, Series A, 5.00% due 7/1/2026	870,000	1,067,629
	City of Albuquerque (I-25/Paseo del Norte Interchange), 5.00% due 7/1/2025 - 7/1/2027	1,095,000	1,222,654
	City of Albuquerque GO, Series A, 4.00% due 7/1/2024	2,500,000	2,515,800
	City of Farmington (Arizona Public Service Co.-Four Corners Project),
	Series A, 4.70% due 5/1/2024	965,000	980,691
	Series B, 4.70% due 9/1/2024	4,000,000	4,062,080
	City of Las Cruces (Joint Utility System), Series A, 4.00% due 6/1/2021 - 6/1/2025	2,215,000	2,422,644
	City of Las Cruces (NMFA Loan), 5.00% due 6/1/2021 - 6/1/2037	10,135,000	10,199,661
	City of Roswell, 4.00% due 8/1/2029	260,000	300,362
	City of Roswell (Joint Water and Sewer Improvement; Insured: BAM), 5.00% due 6/1/2026 - 6/1/2036	2,050,000	2,441,106
	City of Santa Fe, Series A, 5.00% due 6/1/2034 - 6/1/2038	1,870,000	2,312,266
	City of Santa Fe (El Castillo Retirement Residences),
	4.50% due 5/15/2027	3,275,000	3,282,729
	5.00% due 5/15/2034	1,465,000	1,471,050
	City of Santa Fe (Public Facilities) GRT, 5.00% due 6/1/2028 - 6/1/2029	1,880,000	2,152,408
	County of Sandoval GO, 5.00% due 8/1/2025 - 8/1/2029	2,015,000	2,477,072
	County of Santa Fe GO, 5.00% due 7/1/2024	825,000	955,102
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2026	2,000,000	2,069,100
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2035 - 7/1/2037	2,200,000	2,228,642
	New Mexico Educational Assistance Foundation (Student Loans), Series A-1, 5.00% due 12/1/2022	3,000,000	3,073,140
	New Mexico Finance Authority,
	5.00% due 6/15/2029 - 6/1/2038	1,450,000	1,816,119
	Series B, 5.00% due 6/1/2032 - 6/1/2033	4,125,000	5,278,814
	Series D, 5.00% due 6/1/2033	695,000	872,559
	New Mexico Finance Authority (State Highway Infrastructure), Series A, 5.00% due 6/15/2026 - 6/15/2027	2,415,000	2,762,189
	New Mexico Finance Authority (The Public Project Revolving Fund Program), Series A, 5.00% due 6/15/2031	1,000,000	1,172,500
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Group), 5.00% due 7/1/2032	2,000,000	2,012,520
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group), Series A, 5.00% due 7/1/2030 - 7/1/2039	3,605,000	3,661,462
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), Series A, 5.00% due 8/1/2036 - 8/1/2038	2,955,000	3,657,195
[a]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA Wells Fargo Bank, N.A.), Series D, 0.75% due 8/1/2034 (put 4/1/2020)	500,000	500,000
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services), 5.00% due 8/1/2031	1,750,000	2,116,675
	New Mexico Housing Authority (El Paseo Apartments; Insured: AMBAC) AMT, Series A, 5.30% due 12/1/2022	15,000	15,006
	New Mexico Institute of Mining and Technology (Campus Buildings Acquisition & Improvements), 5.00% due 7/1/2020 - 7/1/2028	3,805,000	3,956,002
	New Mexico Institute of Mining and Technology (Campus Buildings Acquisition & Improvements; Insured: AGM), 4.00% due 12/1/2035 - 12/1/2040	2,595,000	2,923,012
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC),
	Series C, 2.85% due 7/1/2031	635,000	665,074
	Series F,
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 43

Schedule of Investments, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2020 (Unaudited)
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	2.60% due 7/1/2034	$ 620,000	$ 625,847
	2.85% due 7/1/2039	1,600,000	1,612,464
	3.50% due 7/1/2050	1,000,000	1,067,300
	New Mexico Mortgage Finance Authority (NIBP SFM Loan Program; Collateralized: GNMA, FNMA, FHLMC), 4.625% due 3/1/2028	580,000	592,018
	New Mexico Municipal Energy Acquisition Authority,
	Series A,
	4.00% due 5/1/2024	250,000	270,030
[a]	5.00% due 11/1/2039 (put 5/1/2025)	1,000,000	1,089,510
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements), Series A, 5.00% due 4/1/2032 - 4/1/2036	5,935,000	7,134,057
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements; Insured: BAM), Series A, 5.00% due 4/1/2030	1,440,000	1,786,435
	Regents of the University of New Mexico (Campus Buildings Acquisition & Improvements),
	Series A,
	4.50% due 6/1/2034 - 6/1/2036	4,500,000	5,123,130
	6.00% due 6/1/2021	100,000	103,200
[a]	Regents of the University of New Mexico (Campus Buildings Acquisition & Improvements; SPA U.S. Bank, N.A.), 4.50% due 6/1/2026 (put 4/7/2020)	1,000,000	1,000,000
	Rio Rancho Public School District No. 94 (Insured: BAM) (State Aid Withholding) GO, 5.00% due 8/1/2020	550,000	556,842
	San Juan County (County Capital Improvements), Series B, 5.00% due 6/15/2028 - 6/15/2030	2,645,000	3,012,908
	Santa Fe County (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2026 - 6/1/2027	940,000	1,110,561
	Santa Fe County (County Correctional System; Insured: AGM), 6.00% due 2/1/2027	1,250,000	1,458,350
	Santa Fe Gasoline Tax, 5.00% due 6/1/2024 - 6/1/2028	1,540,000	1,854,691
	State of New Mexico (Educational Facilities),
	5.00% due 7/1/2028	465,000	587,183
	Series A, 5.00% due 7/1/2025	2,040,000	2,401,386
	Series B, 4.00% due 7/1/2020	225,000	226,643
	State of New Mexico GO, 5.00% due 3/1/2029	2,000,000	2,595,860
	Town of Silver City (Public Facility Capital Projects),
	Series A,
	4.00% due 6/1/2029	1,000,000	1,015,630
	4.25% due 6/1/2032	1,050,000	1,070,128
	Village of Los Ranchos de Albuquerque (Albuquerque Academy), 4.50% due 9/1/2040	3,000,000	3,032,190
	Zuni Public School District (Teacher Housing Projects), 5.00% due 8/1/2028	1,600,000	1,711,680
	Total Investments — 97.7% (Cost $149,613,789)		$154,610,901
	Other Assets Less Liabilities — 2.3%		3,570,676
	Net Assets — 100.0%		$158,181,577

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2020.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
Natl-IBC	Insured by National Public Finance Gurantee Corp. and IBC Bank
SPA	Stand-by Purchase Agreement
44 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg New York Intermediate Municipal Fund  |  March 31, 2020 (Unaudited)
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	MUNICIPAL BONDS — 99.8%
	City of New York (City Budget Financial Management) GO, Series G, 5.00% due 8/1/2030	$1,000,000	$ 1,132,870
	City of New York GO,
	Series A, 5.00% due 8/1/2039	1,000,000	1,235,960
	Series F1, 5.00% due 4/1/2037	940,000	1,139,788
	County of Nassau (Insured: BAM) GO, Series B, 5.00% due 4/1/2026	1,000,000	1,115,620
	Erie County Fiscal Stability Authority, Series D, 5.00% due 9/1/2034	850,000	1,056,150
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2028 - 7/1/2036	1,500,000	1,523,785
	Hempstead Town Local Development Corp. (Hofstra University), 5.00% due 7/1/2028	500,000	522,310
	Hudson Yards Infrastructure Corp. (Hudson Yards Subway Station), Series A, 5.00% due 2/15/2035	1,000,000	1,202,300
	Long Island Power Authority (Electric System Capital Improvements; Insured: AGC), Series C, 5.25% due 9/1/2029	645,000	840,725
	Metropolitan Transportation Authority, Series D-1, 5.00% due 9/1/2022	600,000	634,518
	Metropolitan Transportation Authority (Green Bond), Series C-1, 5.00% due 11/15/2028	1,000,000	1,107,040
	Monroe County Industrial Development Corp. (Monroe Community College Association, Inc.; Insured: AGM), 5.00% due 1/15/2028 - 1/15/2029	550,000	617,702
	Nassau County Sewer & Storm Water Finance Authority (Sewerage and Storm Water Resource Facilities), Series A, 5.00% due 10/1/2021 - 10/1/2031	1,675,000	1,908,344
	New York City Health and Hospitals Corp. (Healthcare Facilities Improvements) GO, Series A, 5.00% due 2/15/2025	1,000,000	1,002,230
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	Series A1, 5.00% due 8/1/2038	1,000,000	1,217,620
	Series A2, 5.00% due 5/1/2039	1,000,000	1,233,300
[a]	New York City Water & Sewer System (SPA U.S. Bank, N.A.), Series 3A, 1.10% due 6/15/2043 (put 4/1/2020)	500,000	500,000
	New York State Dormitory Authority, Series A, 5.00% due 2/15/2032	1,000,000	1,212,370
	New York State Dormitory Authority (Barnard College), Series A 4.00% due 7/1/2024 - 7/1/2025	350,000	394,343
	New York State Dormitory Authority (Catholic Health System Obligated Group), Series A, 5.00% due 7/1/2036	400,000	490,524
	New York State Dormitory Authority (Columbia University Teachers College), Series A, 5.00% due 7/1/2027	750,000	804,832
	New York State Dormitory Authority (Green Bond-Cornell University), Series D, 5.00% due 7/1/2036	1,000,000	1,398,720
	New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	1,500,000	1,643,160
	New York State Dormitory Authority (Northwell Health Obligated Group), Series A, 5.00% due 5/1/2033	100,000	124,425
	New York State Dormitory Authority (School District Financing Program) (State Aid Withholding), Series C, 5.00% due 10/1/2023	575,000	652,619
	New York State Dormitory Authority (School District Financing Program; Insured: AGM) (State Aid Withholding),
	Series A, 5.00% due 10/1/2028	200,000	230,166
	Series H,
	5.00% due 10/1/2024	480,000	507,019
	5.00% due 10/1/2024 (pre-refunded 10/1/2021)	520,000	550,992
	New York State Dormitory Authority (St. John’s University; Insured: Natl-Re), Series C, 5.25% due 7/1/2022	1,000,000	1,088,100
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue), Series D, 4.00% due 2/15/2040	500,000	570,110
	New York State Dormitory Authority (State of New York Sales Tax Revenue), Series A, 5.00% due 3/15/2033	1,000,000	1,211,710
[a]	New York State Housing Finance Agency (LOC Landesbank Hessen-Thuringen), Series A, 0.75% due 11/1/2046 (put 4/1/2020)	1,900,000	1,900,000
	New York State Urban Development Corp. (State of New York Sales Tax Revenue), Series A, 5.00% due 3/15/2037	500,000	641,125
	Oneida County Local Development Corp. (Utica College), 5.00% due 7/1/2025 - 7/1/2032	855,000	925,077
	Onondaga Civic Development Corp. (Le Moyne College), 5.00% due 7/1/2021	685,000	691,302
	Onondaga Civic Development Corp. (State University of New York Upstate Medical University), 5.50% due 12/1/2031	1,000,000	1,070,430
	Port Authority of New York & New Jersey AMT, 5.00% due 11/1/2039	200,000	245,754
	Sales Tax Asset Receivable Corp. (New York Local Government Assistance Corp.), Series A, 5.00% due 10/15/2029 - 10/15/2031	2,250,000	2,575,785
	State of New York Mortgage Agency, Series 223, 2.65% due 10/1/2034	450,000	460,642
	Syracuse Industrial Development Agency (Syracuse City School District) (State Aid Withholding), 5.25% due 5/1/2026	2,150,000	2,245,030
	Tompkins County Development Corp. (Ithaca College Project),
	5.00% due 7/1/2034 - 7/1/2035	450,000	551,306
[b]	5.00% due 7/1/2037	370,000	449,502
	Town of Amherst Development Corp. (University at Buffalo Foundation Facility-Student Housing; Insured: AGM) ETM, Series A, 5.00% due 10/1/2020	1,000,000	1,019,490
	Triborough Bridge & Tunnel Authority (MTA Bridges and Tunnels) GO,
	Series A,
	5.00% due 11/15/2028 (pre-refunded 5/15/2024)	1,000,000	1,157,080
	5.00% due 11/15/2029	1,000,000	1,138,930
[c]	Troy Capital Resource Corp. (Rensselaer Polytechnic Institute), Series A, 5.00% due 9/1/2038	250,000	313,440
	Utility Debt Securitization Authority (Long Island Power Authority-Electric Service), Series TE, 5.00% due 12/15/2029 - 12/15/2030	2,000,000	2,268,480
	West Seneca Central School District (Facilities Improvements; Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2023	1,300,000	1,475,435
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2029 - 7/1/2034	450,000	513,764
	Total Investments — 99.8% (Cost $46,667,916)		$48,511,924
	Other Assets Less Liabilities — 0.2%		108,172
	Net Assets — 100.0%		$48,620,096
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 45

Schedule of Investments, Continued
Thornburg New York Intermediate Municipal Fund  |  March 31, 2020 (Unaudited)
Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2020.
b	Segregated as collateral for a when-issued security.
c	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
ETM	Escrowed to Maturity
GO	General Obligation
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
46 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Intermediate Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 98.6%
	Alabama — 1.7%
	Alabama Public School & College Authority (Educational Facilities), Series B, 5.00% due 6/1/2026	$ 4,380,000	$ 4,894,694
	East Alabama Health Care Authority (Health Care Facilities Capital Improvements) GO, Series A, 5.00% due 9/1/2027	1,250,000	1,323,800
	Lower Alabama Gas District, Series A, 5.00% due 9/1/2034	3,000,000	3,563,160
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2032	6,000,000	7,264,200
	Alaska — 0.2%
	Alaska Housing Finance Corp. (State Capital Project) GO, Series A, 5.00% due 12/1/2021 (pre-refunded 12/1/2020)	500,000	512,585
	City of Valdez (BP Pipelines (Alaska), Inc. Project), Series C, 5.00% due 1/1/2021	2,000,000	2,021,240
	Arizona — 2.1%
	Arizona (Scottsdale Lincoln Hospitals) HFA , 5.00% due 12/1/2031	2,500,000	2,807,100
	Arizona Board of Regents (University of Arizona SPEED), 5.00% due 8/1/2024 - 8/1/2029	2,635,000	2,861,994
	County of Pima (Providence Day School Project) IDA, 5.00% due 12/1/2030	2,000,000	2,029,420
[a]	County of Yavapai, (Waste Management, Inc.) AMT, IDA, 2.80% due 6/1/2027 (put 6/1/2021)	2,000,000	2,016,900
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), 5.00% due 1/1/2033 - 1/1/2037	7,000,000	8,695,445
	Salt Verde Financial Corp. (Gas Supply Acquisition), 5.25% due 12/1/2022 - 12/1/2028	2,770,000	3,050,044
	Arkansas — 0.4%
	Board of Trustees of the University of Arkansas (Fayetteville Campus), 5.00% due 11/1/2031 - 11/1/2034	3,655,000	4,186,666
	California — 5.7%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.25% due 12/1/2027 - 12/1/2029	3,650,000	4,179,267
	Brentwood Infrastructure Financing Authority (Insured: AGM), 5.00% due 11/1/2026	2,000,000	2,115,760
	California (Adventist Health System/West) HFFA, Series A, 5.00% due 3/1/2026	3,020,000	3,328,312
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 11/15/2022 - 8/15/2033	1,950,000	2,231,803
	California (Dignity Health) HFFA, Series A, 5.25% due 3/1/2027	5,250,000	5,361,405
	California Infrastructure and Economic Development Bank (King City Joint Union High School District), 5.75% due 8/15/2029	1,500,000	1,502,400
	Corona-Norco (Insured: AGM) USD COP, Series A, 5.00% due 4/15/2021	1,000,000	1,001,440
	Delano Financing Authority (City of Delano Police Station and Woollomes Avenue Bridge), Series A, 5.00% due 12/1/2025	2,555,000	2,616,550
	Franklin-McKinley School District (Insured: Natl-Re) GO, 5.25% due 8/1/2027	1,000,000	1,259,200
	Fresno (Educational Facilities and Improvements; Insured: Natl-Re) USD GO, Series A, 6.00% due 8/1/2026	1,410,000	1,634,303
	Jurupa Public Financing Authority (Eastvale Community Services; Insured: AGM), Series A, 5.50% due 9/1/2025 - 9/1/2027	2,530,000	2,898,570
	M-S-R Energy Authority, Series B, 6.125% due 11/1/2029	2,480,000	2,992,591
	North City West School Facilities Financing Authority (Carmel Valley Schools; Insured: AGM), Series A, 5.00% due 9/1/2024	1,080,000	1,170,418
[a]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	8,000,000	8,297,840
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2032 - 8/1/2034	3,000,000	3,485,050
	Redwood City Redevelopment Agency (Redevelopment Area A-2; Insured: AMBAC), Series A-2, Zero Coupon due 7/15/2023	2,065,000	1,959,953
	San Francisco City and County Airports Commission (San Francisco International Airport) AMT, REF-Series 2018A, 5.00% due 5/1/2020	2,000,000	2,005,260
	San Jose Redevelopment Agency (Merged Area Redevelopment Project),
	5.25% due 8/1/2027 (pre-refunded 8/1/2020)	2,400,000	2,432,880
	5.375% due 8/1/2028 (pre-refunded 8/1/2020)	1,175,000	1,190,992
	Saratoga Union School District (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 9/1/2023	900,000	861,732
	State of California (Kindergarten-University Facilities) GO, 5.25% due 9/1/2026	5,000,000	5,293,000
	Colorado — 1.2%
	Colorado (Sanford Obligated Group) HFA, Series A, 5.00% due 11/1/2039	1,925,000	2,369,097
	Housing Authority of the City and County of Denver (Three Towers Rehabilitation; Insured: AGM) AMT, 5.20% due 11/1/2027	1,335,000	1,339,179
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2028	1,650,000	1,825,972
	Regional Transportation District (Public Mass Transportation System) COP, Series A, 5.50% due 6/1/2022 (pre-refunded 6/1/2020)	260,000	261,784
	State of Colorado COP,
	Series A,
	5.00% due 9/1/2029 - 9/1/2032	2,915,000	3,635,081
[b]	5.00% due 9/1/2031	2,290,000	2,842,737
	Connecticut — 2.3%
	City of Hartford (Various Public Improvements; Insured: AGM) GO, Series A, 5.00% due 7/1/2031	1,700,000	1,969,501
	State of Connecticut (Various Capital Projects) GO, Series B, 5.00% due 5/15/2027	1,000,000	1,178,600
	State of Connecticut GO,
	Series A, 5.00% due 4/15/2033 - 4/15/2035	12,415,000	14,901,596
	Series C, 5.00% due 6/15/2028 - 6/15/2029	1,890,000	2,307,840
	Series E, 5.00% due 9/15/2033	2,650,000	3,209,256
	District of Columbia — 1.8%
	Metropolitan Washington Airports Authority (Dulles Toll Road Revenue), Series A-Dulles Metrorail and capital improvement project, 5.00% due 10/1/2038 - 10/1/2039	3,000,000	3,519,390
	Metropolitan Washington Airports Authority (Dulles Toll Road Revenue; Insured: AGC), Series B, Zero Coupon due 10/1/2023 - 10/1/2024	9,890,000	9,258,078
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 47

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Washington Convention & Sports Authority, Series A, 5.00% due 10/1/2028	$ 1,105,000	$ 1,305,270
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2032 - 7/1/2037	3,325,000	3,964,779
	Florida — 8.0%
	Broward County (Airport System Improvements) AMT, 5.00% due 10/1/2034 - 10/1/2035	3,500,000	4,029,995
	Central Florida Expressway Authority, 5.00% due 7/1/2037	1,095,000	1,327,677
	City of Jacksonville (Better Jacksonville Plan), Series A, 5.00% due 10/1/2026	2,075,000	2,253,927
	City of Lakeland (Electric Power System Smart Grid Project; Insured: AGM), 5.25% due 10/1/2027 - 10/1/2036	6,450,000	8,598,933
	City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 5.00% due 11/1/2032 - 11/1/2037	3,430,000	4,137,498
	Escambia County (Florida Health Care Facility Loan Program; Insured: AMBAC) HFA ETM, 5.95% due 7/1/2020	260,000	263,078
[a]	JEA Water & Sewer System Revenue (SPA U.S. Bank, N.A.), Series A-1, 1.10% due 10/1/2038 (put 4/1/2020)	13,000,000	13,000,000
	Lake County School Board (School District Facility Projects) COP, Series B, 5.00% due 6/1/2026	1,210,000	1,300,690
	Manatee County (Public Utilities System Improvements), 5.00% due 10/1/2026 - 10/1/2033	6,080,000	7,100,411
	Miami-Dade County (Miami International Airport), Series B, 5.00% due 10/1/2028 - 10/1/2031	5,335,000	5,943,732
	Miami-Dade County (Nicklaus Children’s Hospital) HFA, 5.00% due 8/1/2035 - 8/1/2037	2,905,000	3,475,757
	Miami-Dade County (Seaport Properties) GO, Series C, 5.00% due 10/1/2023	1,040,000	1,098,219
	Miami-Dade County Educational Facilities Authority (University of Miami; Insured: AMBAC), Series B, 5.25% due 4/1/2024	1,000,000	1,110,200
	Miami-Dade County School Board (Insured: AMBAC) COP, Series D, 5.00% due 10/1/2021	3,035,000	3,209,816
	Miami-Dade County School Board COP, Series A, 5.00% due 5/1/2030	3,250,000	3,745,462
	Orange County (Tourist Development), Series A, 5.00% due 10/1/2031	2,000,000	2,406,800
	Palm Beach County (Boca Raton Regional Hospital) HFA, 5.00% due 12/1/2025 (pre-refunded 12/1/2024)	500,000	572,945
	Palm Beach County School District COP, Series C, 5.00% due 8/1/2028	595,000	760,624
[a]	Sarasota County Public Hospital Board (Sarasota Memorial Hospital; Insured: Natl-Re), Series A, 3.147% (CPI + 2.05%) due 10/1/2021	2,000,000	2,056,080
	School Board of Broward County (Educational Facilities and Equipment) COP, Series A, 5.00% due 7/1/2027	2,000,000	2,158,660
	School Board of Broward County (Educational Facilities) COP, Series B, 5.00% due 7/1/2032	2,000,000	2,321,380
	School District of Broward County COP,
	Series A,
	5.00% due 7/1/2026	545,000	589,875
	5.00% due 7/1/2026 (pre-refunded 7/1/2022)	2,455,000	2,655,475
	School District of Manatee County (School Facilities Improvement; Insured: AGM), 5.00% due 10/1/2032	2,250,000	2,747,813
	State of Florida GO, 4.00% due 7/1/2030	1,000,000	1,031,090
	Sunshine State Governmental Finance Commission (Miami-Dade County Program), Series B-1-RMKT, 5.00% due 9/1/2028	3,500,000	3,907,785
	Georgia — 2.7%
	Athens-Clarke County Unified Government Development Authority (UGAREF Bolton Commons, LLC), 5.00% due 6/15/2024 - 6/15/2028	2,320,000	2,593,359
[a]	Athens-Clarke County Unified Government Development Authority (UGAREF Bolton Commons, LLC; SPA Wells Fargo Bank), 0.78% due 7/1/2035 (put 4/1/2020)	500,000	500,000
	City of Atlanta (Water & Wastewater System; Insured: Natl-Re), Series A, 5.50% due 11/1/2022	530,000	566,247
	Clarke County Hospital Authority (Athens Regional Medical Center), 5.00% due 1/1/2023 - 1/1/2026 (pre-refunded 1/1/2022)	5,620,000	5,998,169
	Main Street Natural Gas, Inc., Series A, 5.00% due 5/15/2035 - 5/15/2037	11,170,000	12,681,229
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2035 - 1/1/2038	4,340,000	5,001,600
	Guam — 0.8%
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2023 - 10/1/2025	6,500,000	6,711,240
	Guam Waterworks Authority (Water and Wastewater System), 5.25% due 7/1/2024	1,000,000	1,036,060
	Hawaii — 1.3%
	County of Hawaii GO, Series A, 5.00% due 9/1/2033	1,250,000	1,491,137
	State of Hawaii Airports System Revenue, Series A, 5.00% due 7/1/2034	945,000	951,936
	State of Hawaii GO,
	Series DZ, 5.00% due 12/1/2027 (pre-refunded 12/1/2021)	3,635,000	3,866,186
	Series DZ-2016, 5.00% due 12/1/2027 (pre-refunded 12/1/2021)	6,365,000	6,776,338
	Illinois — 10.4%
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2029 - 1/1/2030	1,765,000	2,010,653
	Chicago O’Hare International Airport (2017 Airport Projects), Series B, 5.00% due 1/1/2034 - 1/1/2037	8,160,000	9,304,586
	Chicago Park District (Capital Improvement Plan) GO,
	Series A, 5.00% due 1/1/2027 - 1/1/2029	3,940,000	4,243,489
	Series B, 5.00% due 1/1/2025 - 1/1/2030	4,500,000	4,841,910
	Series D, 5.00% due 1/1/2028	3,450,000	3,715,926
	City of Chicago (Midway Airport),
	Series B,
	5.00% due 1/1/2032 - 1/1/2033	9,805,000	10,892,804
	5.25% due 1/1/2034	4,700,000	5,129,862
	City of Chicago (Wastewater Transmission System), Series C-2-RMKT, 5.00% due 1/1/2028 - 1/1/2029	7,865,000	9,041,241
	City of Chicago (Wastewater Transmission System; Insured: AGM), Series B-AGM-CR, 5.00% due 1/1/2034	1,375,000	1,633,473
	City of Chicago (Water System), Series A-1, 5.00% due 11/1/2024	1,000,000	1,123,220
48 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2037	$ 4,250,000	$ 5,011,387
	City of Chicago (Water System; Insured: BHAC-CR AMBAC), 5.75% due 11/1/2030	1,270,000	1,610,487
	City of Mount Vernon (Various Municipal Capital Improvements; Insured: AGM) GO, 4.00% due 12/15/2025	1,900,000	1,934,390
	Cook County GO, Series A, 5.25% due 11/15/2024	3,000,000	3,027,570
	Cook County School District No. 104 (Argo Summit Elementary School Facilities; Insured: AGM) GO ETM, Series D, Zero Coupon due 12/1/2022	2,000,000	1,932,140
	Illinois (Midwest Care Center I, Inc.; Collateralized: GNMA) HFA, 5.70% due 2/20/2021	95,000	95,170
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2033	1,000,000	1,135,800
	Illinois Finance Authority (Silver Cross Hospital and Medical Centers), 5.00% due 8/15/2024	1,000,000	1,133,210
	Illinois Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	5,550,000	6,343,095
	Knox & Warren Counties Community Unit School District No. 205 Galesburg GO, Series B, 5.00% due 12/1/2030 - 12/1/2031	2,655,000	3,310,551
	Metropolitan Pier & Exposition Authority (McCormick Place Expansion Project), Series B, 5.00% due 12/15/2022	1,000,000	1,015,160
	Monroe and St. Clair Counties (Community Unit School District No. 5; Insured: BAM) GO, 5.00% due 4/15/2027 - 4/15/2031	6,285,000	7,479,521
	Regional Transportation Authority (Insured: Natl-Re), Series A, 6.00% due 7/1/2031	1,070,000	1,443,130
	Sales Tax Securitization Corp., Series A, 5.00% due 1/1/2029	2,000,000	2,298,820
	State of Illinois, Series B, 5.00% due 6/15/2030 - 6/15/2032	12,165,000	12,392,232
	State of Illinois GO, Series D, 5.00% due 11/1/2028	2,250,000	2,335,680
	Tazewell County School District (Insured: Natl-Re) GO, 9.00% due 12/1/2024	1,205,000	1,591,299
	Indiana — 3.0%
	Board of Trustees for the Vincennes University, Series J, 5.375% due 6/1/2022	895,000	901,032
	City of Carmel Redevelopment Authority (Performing Arts Center) GO, Zero Coupon due 2/1/2021	2,000,000	1,977,780
	City of Carmel Redevelopment District (Performing Arts Center) COP, Series C, 6.50% due 7/15/2035 (pre-refunded 1/15/2021)	2,730,000	2,842,149
[a]	City of Whiting Environmental Facilities (BP Products North America Inc. Project) AMT, Series A, 5.00% due 3/1/2046 (put 3/1/2023)	1,000,000	1,049,100
	Indiana (Ascension Health Credit Group) HFFA, 5.00% due 11/15/2034 - 11/15/2036	8,325,000	9,575,548
	Indiana Bond Bank (Hendricks Regional Health Financing Program; Insured: AMBAC), Series A, 5.25% due 4/1/2023	2,000,000	2,215,860
	Indiana Bond Bank (Natural Gas Utility Improvements), Series A, 5.25% due 10/15/2020	5,340,000	5,429,445
[a]	Indiana Finance Authority (Franciscan Alliance, Inc. Obligated Group; LOC Barclays Bank Plc), 0.85% due 11/1/2037 (put 4/1/2020)	600,000	600,000
	Indiana Finance Authority (Marian University), 5.25% due 9/15/2022 - 9/15/2023 (pre-refunded 9/15/2021)	5,085,000	5,394,371
[a]	Indiana Finance Authority (Marion County Capital Improvement Board; SPA Wells Fargo Bank, N.A.), 0.74% due 2/1/2037 (put 4/1/2020)	525,000	525,000
	Indiana Finance Authority (Sisters of St. Francis Health Services, Inc.), 5.00% due 11/1/2021	605,000	606,906
	Iowa — 0.4%
	Iowa Finance Authority (UnityPoint Health), Series C, 5.00% due 2/15/2030 - 2/15/2032	4,100,000	4,586,353
	Kansas — 0.1%
	Unified Government of Wyandotte County/Kansas City (School Improvement Project; Insured: AGM) USD GO, Series A, 5.00% due 9/1/2030 - 9/1/2031	640,000	792,793
	Kentucky — 0.9%
[a]	Kentucky Public Energy Authority, Series A, 4.00% due 4/1/2048 (put 4/1/2024)	6,500,000	6,717,360
	Louisville/Jefferson County Metropolitan Government (Norton Suburban Hospital and Kosair Children’s Hospital), Series A, 5.25% due 10/1/2026	2,320,000	2,613,457
	Louisiana — 2.3%
	East Baton Rouge Sewerage Commission, Series B, 5.00% due 2/1/2030 - 2/1/2032	6,825,000	7,949,906
	Jefferson Sales Tax District (Insured: AGM), Series B, 5.00% due 12/1/2034 - 12/1/2035	1,500,000	1,845,095
	Louisiana Energy and Power Authority (LEPA Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2029 - 6/1/2031	6,100,000	6,806,245
	New Orleans Regional Transit Authority (Insured: AGM), 5.00% due 12/1/2023 - 12/1/2024	2,000,000	2,050,200
	Parish of Lafourche (Roads, Highways and Bridges), 5.00% due 1/1/2024 - 1/1/2025	3,685,000	4,258,153
[a]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	1,000,000	1,010,560
	Maryland — 0.0%
	Montgomery County GO, Series C, 5.00% due 10/1/2025	365,000	438,858
	Massachusetts — 1.8%
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	8,370,000	10,976,000
	Massachusetts Bay Transportation Authority (Transportation Capital Program), Series A, 5.25% due 7/1/2030	1,000,000	1,352,280
	Massachusetts Development Finance Agency (CareGroup Healthcare System), Series I, 5.00% due 7/1/2036	1,750,000	2,026,500
	Massachusetts Development Finance Agency (Simmons College), Series J, 5.50% due 10/1/2025 - 10/1/2028	1,790,000	2,002,174
[a]	Massachusetts Development Finance Agency (Tufts University; SPA U.S. Bank, N.A.), Series R 0.80% due 8/15/2048 (put 4/1/2020)	600,000	600,000
	Massachusetts Educational Financing Authority (Higher Education Student Loans), Series A, 5.50% due 1/1/2022	1,130,000	1,131,288
[a]	Massachusetts Health & Educational Facilities Authority (Baystate Medical Obligated Group; LOC TD Bank N.A.), Series J-2-R, 0.75% due 7/1/2044 (put 4/1/2020)	750,000	750,000
	Michigan — 3.0%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2031	1,010,000	1,161,278
	City of Troy (Downtown Development Authority-Community Center Facilities) GO, 5.00% due 11/1/2025	300,000	318,192
	County of Genesee (Water Supply System; Insured: BAM) GO,
	5.00% due 11/1/2024 - 11/1/2030	3,360,000	3,702,532
	5.125% due 11/1/2032	750,000	827,438
	5.25% due 11/1/2026 - 11/1/2028	2,920,000	3,241,941
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 49

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Detroit City School District (School Building & Site Improvement; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2026	$ 3,150,000	$ 3,789,922
	Detroit City School District (School Building & Site; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,100,000	1,364,979
	Kalamazoo Hospital Finance Authority (Bronson Healthcare),
	5.25% due 5/15/2026	175,000	182,179
	5.25% due 5/15/2026 (pre-refunded 5/15/2021)	1,110,000	1,160,205
	Kalamazoo Hospital Finance Authority (Bronson Healthcare; Insured: AGM), 5.00% due 5/15/2022	1,105,000	1,110,072
	Michigan Finance Authority (Government Loan Program), Series F, 5.00% due 4/1/2026	1,580,000	1,665,067
	Michigan Finance Authority (McLaren Health System), Series A, 5.00% due 2/15/2039	3,200,000	3,929,856
	Michigan Public School Academy (Will Carleton Charter School), 8.00% due 8/1/2035	845,000	845,008
	Michigan State Housing Development Authority, Series B, 2.95% due 12/1/2039	7,000,000	7,110,600
	Minnesota — 0.6%
	Minnesota Higher Education Facilities Authority, (University of St. Thomas), 5.00% due 10/1/2034 - 10/1/2035	600,000	713,844
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC),
	Series F,
	2.45% due 7/1/2034	2,765,000	2,769,452
	2.55% due 7/1/2039	2,235,000	2,191,864
	Mississippi — 1.1%
[a]	Jackson County (Chevron Corp.), 0.65% due 6/1/2023 (put 4/1/2020)	900,000	900,000
	Mississippi Development Bank (Department of Corrections), Series D, 5.25% due 8/1/2027 (pre-refunded 8/1/2020)	3,415,000	3,458,917
	Mississippi Development Bank (Jackson Public School District; Insured BAM) GO, 5.25% due 10/1/2037 - 10/1/2038	5,250,000	6,506,495
	Mississippi Development Bank (Vicksburg Warren School District; Insured: BAM), 5.50% due 3/1/2038	700,000	890,008
	Missouri — 0.3%
	City of Excelsior Springs (Insured: BAM) COP, Series B 4.00% due 3/1/2031	150,000	180,495
	Missouri Health and Educational Facilities Authority (Webster University) ETM, 5.00% due 4/1/2021	2,520,000	2,616,692
	Nebraska — 0.9%
[a]	Central Plains Energy Project, 5.00% due 3/1/2050 (put 1/1/2024)	8,350,000	8,884,317
	Nevada — 1.3%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2027 - 9/1/2032	3,180,000	3,514,087
	Washoe County (Reno Sparks Convention & Visitors Authority) GO, 5.00% due 7/1/2026 - 7/1/2032 (pre-refunded 7/1/2021)	7,095,000	7,439,332
	Washoe County NV GO, 5.00% due 7/1/2032 (pre-refunded 7/1/2021)	1,905,000	1,997,390
	New Hampshire — 0.6%
	New Hampshire Municipal Bond Bank, Series C, 5.00% due 8/15/2026	1,860,000	2,085,730
	State of New Hampshire (Turnpike System), Series B, 5.00% due 2/1/2022 - 2/1/2024	4,005,000	4,278,397
	New Jersey — 3.6%
	Cape May County Industrial Pollution Control Financing Authority (Atlantic City Electric Company; Insured: Natl-Re), Series A, 6.80% due 3/1/2021	675,000	707,596
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re) GO, 5.50% due 10/1/2024	2,500,000	2,974,375
	New Jersey (School Facilities Construction) EDA, 5.00% due 3/1/2026 - 6/15/2038	6,515,000	6,914,758
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series N-1, 5.50% due 9/1/2026	3,000,000	3,356,730
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,700,000	1,925,573
	New Jersey (Transit Corp.) EDA, 5.00% due 11/1/2036	2,950,000	3,150,275
[a]	New Jersey State Health Care Facilities Financing Authority (Virtua Health Obligated Group; LOC JPMorgan Chase Bank, N.A), Series B 0.50% due 7/1/2043 (put 4/1/2020)	1,080,000	1,080,000
	New Jersey State Health Care Facilities Financing Authority (Virtua Health), 5.00% due 7/1/2027 - 7/1/2028	3,000,000	3,387,920
	New Jersey Transportation Trust Fund Authority, Series A, 5.00% due 12/15/2032	485,000	523,402
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements), 5.00% due 6/15/2023 - 6/15/2031	3,500,000	3,796,415
	New Jersey Transportation Trust Fund Authority (Transportation System), Series A, 5.00% due 12/15/2034 - 12/15/2036	5,500,000	5,846,205
	Passaic Valley Sewage Commissioners GO, Series G, 5.75% due 12/1/2022	3,000,000	3,331,890
	New Mexico — 1.1%
	City of Farmington (Arizona Public Service Co.-Four Corners Project), Series B, 4.70% due 9/1/2024	3,000,000	3,046,560
	City of Las Cruces (NMFA Loan), 5.00% due 6/1/2030	2,040,000	2,053,015
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Group), 5.00% due 7/1/2032	2,130,000	2,143,334
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), Series A, 5.00% due 8/1/2035 - 8/1/2039	3,090,000	3,835,394
	New York — 4.9%
	City of New York (City Budget Financial Management) GO,
	Series G, 5.00% due 8/1/2027	4,530,000	5,151,878
	Series J, 5.00% due 8/1/2030 - 8/1/2031	9,000,000	10,335,610
[a]	City of New York (SPA JPMorgan Chase Bank, N.A) GO, Series 1-SUBSER I-2 0.75% due 3/1/2040 (put 4/1/2020)	1,530,000	1,530,000
	County of Nassau (Insured: BAM) GO, Series B, 5.00% due 4/1/2026	1,300,000	1,450,306
	Erie County Industrial Development Agency (City of Buffalo School District) (State Aid Withholding), Series A, 5.00% due 5/1/2027	5,000,000	5,515,000
	Metropolitan Transportation Authority (Green Bond),
	Series A2, 5.00% due 11/15/2025	7,500,000	8,132,400
50 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series C-1, 5.00% due 11/15/2030	$ 8,500,000	$ 9,722,300
[a]	New York City Water & Sewer System (SPA JPMorgan Chase Bank, N.A), 0.75% due 6/15/2050 (put 4/1/2020)	540,000	540,000
[a]	New York City Water & Sewer System (SPA Mizuho Bank, Ltd.), 0.75% due 6/15/2048 (put 4/1/2020)	3,000,000	3,000,000
	New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	2,500,000	2,738,600
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue), Series D, 4.00% due 2/15/2040	1,000,000	1,140,220
	New York State Dormitory Authority (State University Educational Facilities), Series A, 5.25% due 5/15/2021	500,000	512,705
[a]	Triborough Bridge and Tunnel Authority (LOC Citibank N.A.), Series B-2, 0.70% due 1/1/2032 (put 4/1/2020)	600,000	600,000
	North Carolina — 1.2%
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System), Series A, 5.00% due 1/15/2028	2,190,000	2,390,254
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2030	3,000,000	3,498,750
	State of North Carolina, 5.00% due 3/1/2033	5,000,000	6,310,550
	Ohio — 5.8%
	Akron, Bath and Copley Joint Township Hospital District (Children’s Hospital Medical Center of Akron), 5.00% due 11/15/2024	1,000,000	1,068,380
	American Municipal Power, Inc. (AMP Fremont Energy Center), Series B, 5.25% due 2/15/2028 (pre-refunded 2/15/2022)	4,000,000	4,302,400
	Cincinnati City School District (School Improvement Project) COP, 5.00% due 12/15/2031	3,075,000	3,522,320
	City of Cleveland (Bridges and Roadways), Series A-2, 5.00% due 10/1/2028 - 10/1/2029 (pre-refunded 10/1/2023)	2,520,000	2,855,336
	City of Cleveland (Public Facilities Improvements),
	Series A-1, 5.00% due 11/15/2027 - 11/15/2030 (pre-refunded 11/15/2023)	5,185,000	5,898,560
	Series B1, 5.00% due 10/1/2029	1,500,000	1,876,065
	City of Cleveland (Various Municipal Capital Improvements) GO, 5.00% due 12/1/2024	1,000,000	1,097,450
	City of Cleveland GO,
	5.00% due 12/1/2026	15,000	16,445
	5.00% due 12/1/2026 (pre-refunded 12/1/2022)	1,215,000	1,340,728
	City of Cleveland Income Tax Revenue, 5.00% due 10/1/2033 - 10/1/2035	1,450,000	1,784,834
	Cleveland-Cuyahoga County Port Authority (Cleveland Museum of Art), 5.00% due 10/1/2021	2,040,000	2,079,760
	Cleveland-Cuyahoga County Port Authority (County Administration Offices), 5.00% due 7/1/2025	1,780,000	2,080,624
	County of Allen (Catholic Health Partners-Mercy Health West Facility), Series A, 5.00% due 5/1/2025 - 5/1/2026	8,325,000	8,912,851
	County of Cuyahoga (Convention Center Hotel) COP, 5.00% due 12/1/2026	2,910,000	3,310,794
	County of Cuyahoga (Musical Arts Association), 5.00% due 1/1/2030 - 1/1/2039	3,170,000	3,800,879
	County of Hamilton (Cincinnati Children’s Hospital Medical Center), 5.00% due 5/15/2028 - 5/15/2031	8,085,000	9,227,158
	Deerfield Township (Public Street Improvements-Wilkens Blvd.), 5.00% due 12/1/2025	840,000	842,486
	Greene County Vocational School District (School Facilities Construction and Improvement) GO, 5.00% due 12/1/2030 - 12/1/2033	2,580,000	3,272,888
	Lucas County Health Care Facility (Sunset Retirement Community),
	5.00% due 8/15/2021	505,000	518,186
	5.125% due 8/15/2025	1,350,000	1,400,854
	Oklahoma — 0.3%
	Oklahoma (INTEGRIS Health) DFA, Series A, 5.00% due 8/15/2026 - 8/15/2027	2,230,000	2,634,479
	Pennsylvania — 8.4%
	Allegheny County (Propel Charter School-McKeesport) IDA,
	Series C,
	5.90% due 8/15/2026	685,000	691,624
	6.375% due 8/15/2035	1,130,000	1,140,543
	Allegheny County Hospital Development Authority (University of Pittsburgh Medical Center), Series A, 5.00% due 7/15/2034	1,150,000	1,444,216
	Bucks County (Waste Management, Inc.) AMT, IDA, Series A-2-RMKT, 2.75% due 12/1/2022	7,000,000	6,964,230
	City of Philadelphia (Pennsylvania Gas Works), 5.00% due 8/1/2032 - 8/1/2034	2,300,000	2,650,491
	City of Philadelphia (Philadelphia Gas Works), 5.00% due 8/1/2036 - 8/1/2037	5,485,000	6,552,473
	City of Philadelphia (Water and Wastewater System), 5.00% due 10/1/2029 - 10/1/2030	3,510,000	4,163,526
	City of Pittsburgh (Capital Projects) GO, 5.00% due 9/1/2035 - 9/1/2036	1,215,000	1,470,800
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	3,000,000	3,501,900
	Dallastown Area School District (State Aid Withholding) GO, Series A, 4.00% due 5/1/2021	460,000	473,933
[a]	Hospitals & Higher Education Facilities Authority of Philadelphia (SPA Wells Fargo Bank, N.A.), 0.75% due 7/1/2022 (put 4/1/2020)	1,300,000	1,300,000
	Lancaster County Solid Waste Management Authority (Acquisition of Susquehanna Resource Management Facility), Series A, 5.25% due 12/15/2030	3,000,000	3,407,010
	Monroeville Financing Authority (University of Pittsburgh Medical Center), 5.00% due 2/15/2026	3,490,000	4,180,357
	Pennsylvania Higher Educational Facilities Authority (Insured: AMBAC), Series 14, Zero Coupon due 7/1/2020	2,032,839	2,004,196
	Pennsylvania State Public School Building Authority (Philadelphia School District; Insured: AGM) (State Aid Withholding) GO, Series B, 5.00% due 6/1/2027	5,000,000	6,083,400
	Pennsylvania Turnpike Commission (Highway Improvements),
	Series A, 5.35% due 12/1/2030 (pre-refunded 12/1/2020)	1,540,000	1,581,796
	Series A-1, 5.00% due 12/1/2035 - 12/1/2036	1,750,000	2,132,357
	Series C-2, 5.35% due 12/1/2030 (pre-refunded 12/1/2020)	2,460,000	2,526,765
	Philadelphia Authority for Industrial Development (Thomas Jefferson University), Series A, 5.00% due 9/1/2032 - 9/1/2034	5,685,000	6,522,648
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2032 - 4/1/2036	11,125,000	13,301,402
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 51

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Pittsburgh Water & Sewer Authority (Water and Sewer System; Insured: AGM),
	Series A, 5.00% due 9/1/2030 - 9/1/2031	$ 8,740,000	$ 9,725,608
	Series B, 5.00% due 9/1/2031 (pre-refunded 9/1/2023)	3,665,000	4,128,146
	Rhode Island — 0.5%
	State of Rhode Island and Providence Plantations (Consolidated Capital Development Loan) GO, Series B, 4.00% due 10/15/2023	800,000	853,736
	State of Rhode Island and Providence Plantations (Training School Project) COP, Series B, 5.00% due 10/1/2024	3,595,000	4,017,161
	South Carolina — 0.2%
	City of Myrtle Beach (Municipal Sports Complex), Series B, 5.00% due 6/1/2028 - 6/1/2030	2,000,000	2,281,350
	South Dakota — 0.4%
	South Dakota Health and Educational Facilities Authority (Avera Health), Series A, 5.00% due 7/1/2023 (pre-refunded 7/1/2021)	1,575,000	1,646,426
	South Dakota Health and Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2028 - 11/1/2029	1,800,000	2,118,346
	Tennessee — 2.0%
	County of Shelby Health, Educational and Housing Facility Board (Methodist Le Bonheur Healthcare), 5.00% due 5/1/2027 - 5/1/2035	3,560,000	4,310,397
	Metropolitan Government of Nashville and Davidson County (Green Projects), Series B, 5.00% due 7/1/2033 - 7/1/2036	3,000,000	3,643,360
	Tennessee Energy Acquisition Corp. (The Gas Project),
	Series A,
[a]	4.00% due 5/1/2048 (put 5/1/2023)	1,850,000	1,895,029
	5.25% due 9/1/2023	7,000,000	7,484,540
	Series C, 5.00% due 2/1/2023	2,500,000	2,622,525
	Texas — 8.2%
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2025 - 2/15/2034	9,720,000	11,237,144
	City of Dallas (Trinity River Corridor Infrastructure) GO, 5.00% due 2/15/2028	1,000,000	1,129,320
	City of Galveston (Galveston Island Convention Center; Insured: AGM),
	Series A, 5.00% due 9/1/2021	545,000	571,896
	Series B, 5.00% due 9/1/2024	1,115,000	1,208,627
	City of Houston (Convention & Entertainment Facilities), 5.00% due 9/1/2032	3,560,000	4,019,347
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2027	1,175,000	1,405,335
	City of Houston Airport System Revenue, Series D, 5.00% due 7/1/2030	2,000,000	2,416,240
	City of McAllen (International Toll Bridge; Insured: AGM), Series A, 5.00% due 3/1/2028 - 3/1/2032	6,120,000	7,199,579
	City of San Antonio (Airport System Capital Improvements) AMT, 5.00% due 7/1/2024 - 7/1/2025	3,225,000	3,430,561
	City of San Antonio (Water System), Series A, 5.00% due 5/15/2033 - 5/15/2034	3,075,000	3,628,275
	City of Texas City Industrial Development Corp. (ARCO Pipe Line Co. Project), 7.375% due 10/1/2020	2,705,000	2,770,569
	Dallas Area Rapid Transit, Series A, 5.00% due 12/1/2035 - 12/1/2036	7,200,000	8,487,928
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2027	1,905,000	2,336,425
[a]	Gulf Coast (Exxon Mobil Corp.) IDA, 0.65% due 11/1/2041 (put 4/1/2020)	840,000	840,000
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Series A, 5.00% due 12/1/2028	3,000,000	3,375,000
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2028 - 11/15/2033	2,225,000	2,732,022
	Houston Airport System Revenue, Series D, 5.00% due 7/1/2035	1,750,000	2,085,965
	Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.),
	6.50% due 5/15/2031 (pre-refunded 5/15/2021)	360,000	381,229
	Series S, 6.50% due 5/15/2031 (pre-refunded 5/15/2021)	415,000	439,473
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2026	9,415,000	10,104,743
	5.00% due 5/15/2026 (pre-refunded 5/15/2022)	55,000	59,360
[a]	Lower Neches Valley Authority Industrial Development Corp., 0.70% due 11/1/2038 (put 4/1/2020)	700,000	700,000
	Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2029 - 11/1/2030	4,040,000	5,165,214
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2037	1,750,000	2,088,292
	San Antonio Water System, Series A, 5.00% due 5/15/2037	500,000	617,975
	San Juan Higher Education Finance Authority (IDEA Public Schools), Series A, 5.75% due 8/15/2024 (pre-refunded 8/15/2020)	1,590,000	1,616,378
	Stephen F Austin State University (Financing System), Series A, 5.00% due 10/15/2030 - 10/15/2033	1,265,000	1,586,495
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2024 - 8/15/2025	2,250,000	2,425,305
	Utah — 0.4%
[a]	City of Murray (IHC Health Services, Inc. Obligated Group; SPA JPMorgan Chase Bank, N.A), Series A 0.75% due 5/15/2037 (put 4/1/2020)	1,220,000	1,220,000
[a]	County of Utah (IHC Health Services, Inc. Obligated Group), Series B-1, 5.00% due 5/15/2056 (put 8/1/2022)	2,500,000	2,664,625
	Washington — 4.4%
	King County Public Hospital District No. 2 (EvergreenHealth Medical Center) GO, 5.00% due 12/1/2028 - 12/1/2030	4,545,000	5,248,121
	Port of Seattle AMT, 5.00% due 4/1/2039	4,000,000	4,614,440
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) GO, 5.00% due 12/1/2025 - 12/1/2028 (pre-refunded 12/1/2022)	7,860,000	8,640,655
	Skagit County Public Hospital District No. 2 (Island Hospital) GO, 5.00% due 12/1/2027 - 12/1/2028 (pre-refunded 12/1/2022)	4,640,000	5,113,698
	State of Washington (Acquisition and Improvements of Real and Personal Property) COP, Series A, 5.00% due 7/1/2030	4,415,000	5,362,900
52 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	State of Washington (Various Purposes) GO,
[c]	5.00% due 6/1/2038	$ 1,965,000	$ 2,430,548
	Series C, 5.00% due 2/1/2036 - 2/1/2037	7,425,000	9,317,527
	Washington Higher Education Facilities Authority (Seattle Pacific University), 5.00% due 10/1/2038 - 10/1/2040	3,340,000	3,948,143
	West Virginia — 0.1%
[a]	West Virginia (Appalachian Power Co.) AMT, EDA, Series A, 1.70% due 1/1/2041 (put 9/1/2020)	1,500,000	1,495,680
	Wisconsin — 2.2%
	Wisconsin Health & Educational Facilities Authority (Agnesian Healthcare),
	5.00% due 7/1/2021 (pre-refunded 7/1/2020)	2,170,000	2,190,073
	5.50% due 7/1/2025 (pre-refunded 7/1/2020)	5,000,000	5,052,400
	Wisconsin Health & Educational Facilities Authority (ProHealth Care, Inc.), 5.00% due 8/15/2023 - 8/15/2026	10,925,000	11,435,895
	WPPI Energy, Series A, 5.00% due 7/1/2029 - 7/1/2036	2,980,000	3,711,913
	Total Investments — 98.6% (Cost $958,092,887)		$1,006,610,163
	Other Assets Less Liabilities — 1.4%		14,382,275
	Net Assets — 100.0%		$1,020,992,438

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2020.
b	Segregated as collateral for a when-issued security.
c	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
COP	Certificates of Participation
CPI	Consumer Price Index
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
JEA	Jacksonville Electric Authority
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
Q-SBLF	Insured by Qualified School Bond Loan Fund
SPA	Stand-by Purchase Agreement
USD	Unified School District
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 53

Schedule of Investments
Thornburg Strategic Municipal Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 99.1%
	Alabama — 2.2%
	Lower Alabama Gas District, Series A, 5.00% due 9/1/2034	$2,000,000	$ 2,375,440
[a]	Selma Industrial Development Board (International Paper Co.), Series A, 2.00% due 11/1/2033 (put 10/1/2024)	4,025,000	3,944,943
	Arizona — 2.3%
	Arizona (Scottsdale Lincoln Hospitals) HFA , 5.00% due 12/1/2031	2,500,000	2,807,100
[a]	County of Yavapai, (Waste Management, Inc.) AMT, IDA, 2.80% due 6/1/2027 (put 6/1/2021)	1,500,000	1,512,675
	Pima County (Providence Day School) IDA, 5.125% due 12/1/2040	710,000	717,533
	Pinal County (Tucson Electric Power Co.) IDA, 4.00% due 9/1/2029	1,520,000	1,530,412
	Arkansas — 0.4%
	University of Arkansas Board of Trustees (Fayetteville Campus), 5.00% due 11/1/2036	1,000,000	1,138,460
	California — 8.5%
	ABAG Finance Authority for Nonprofit Corporations (Episcopal Senior Communities), 5.00% due 7/1/2047	1,635,000	1,704,635
	Benicia (Benicia High School; Insured: AGM) USD GO, Series C, Zero Coupon due 8/1/2026	830,000	745,838
	California (Children’s Hospital Los Angeles) HFFA,
	5.00% due 11/15/2034	420,000	455,045
	Series A, 5.00% due 8/15/2036	500,000	595,250
	California (Community Program Developmental Disabilities; Insured: California Mtg Insurance) HFFA, 6.25% due 2/1/2026	1,500,000	1,564,185
[a]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), Series A, 1.321% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	1,000,000	1,001,430
[b]	California Pollution Control Financing Authority (Poseidon Resources (Channelside) L.P. Desalination Project) AMT, 5.00% due 11/21/2045	1,000,000	978,720
	Calipatria (Educational Facilities; Insured: ACA) USD GO, Series B, Zero Coupon due 8/1/2025	1,945,000	1,580,118
	City of Moorpark Mobile Home Park (Villa Del Arroyo), Series A, 6.15% due 5/15/2031	1,000,000	1,045,190
	City of Palm Springs Financing Authority (Downtown Revitalization Project), 5.25% due 6/1/2027	1,620,000	1,761,620
	Corona-Norco (Insured: AGM) USD COP, Series A, 5.00% due 4/15/2031	1,750,000	1,752,520
	County of El Dorado (El Dorado Hills Development-Community Facilities), 5.00% due 9/1/2026	630,000	688,092
	Daly County Housing Development Finance Agency (Franciscan Country Club Mobile Home Park Acquisition), Series A, 5.25% due 12/15/2023	650,000	652,171
	M-S-R Energy Authority, Series A, 6.50% due 11/1/2039	1,245,000	1,739,887
[a]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	2,000,000	2,074,460
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2035	1,000,000	1,157,460
	Redwood City Redevelopment Agency (Redevelopment Project Area 2; Insured: AMBAC), Zero Coupon due 7/15/2021	1,285,000	1,262,333
	Riverside County Asset Leasing Corp. (Riverside County Hospital; Insured: Natl-Re), Zero Coupon due 6/1/2021	535,000	527,446
	San Francisco City & County Redevelopment Financing Authority (Mission Bay North Redevelopment), Series C, 6.75% due 8/1/2041 (pre-refunded 2/1/2021)	500,000	523,195
	San Francisco City & County Redevelopment Financing Authority (Redevelopment Project; Insured: Natl-Re), Zero Coupon due 8/1/2023	1,025,000	977,307
	San Jose Redevelopment Agency (Merged Area Redevelopment), 5.50% due 8/1/2035 (pre-refunded 8/1/2020)	1,000,000	1,014,530
	Union Elementary School District (Santa Clara County District Schools; Insured: Natl-Re) GO, Series D, Zero Coupon due 9/1/2027	905,000	799,115
	Colorado — 1.1%
	Denver Convention Center Hotel Authority, 5.00% due 12/1/2028	1,000,000	1,039,720
	Public Authority for Colorado Energy (Natural Gas Purchase), 6.50% due 11/15/2038	260,000	368,095
	Regional Transportation District (FasTracks Transportation System) COP,
	Series A,
	5.00% due 6/1/2044	565,000	618,099
	5.375% due 6/1/2031 (pre-refunded 6/1/2020)	500,000	503,330
	Wild Plum Metropolitan District GO, Series A, 5.00% due 12/1/2049	595,000	617,729
	Connecticut — 4.6%
	City of New Haven (Insured: AGM) GO, Series B, 5.00% due 2/1/2026 - 2/1/2030	2,620,000	3,059,264
[a]	Connecticut State Health & Educational Facilities Authority (Yale University), Series V-2, 0.60% due 7/1/2036 (put 4/1/2020)	3,800,000	3,800,000
	State of Connecticut GO,
	Series A, 5.00% due 4/15/2035	2,000,000	2,391,220
	Series E, 5.00% due 9/15/2033	1,350,000	1,634,904
	University of Connecticut (Insured: AGM-CR), Series A, 5.00% due 4/15/2028	1,975,000	2,474,675
	Delaware — 0.4%
	Delaware (Nanticoke Memorial Hospital) HFA, 5.00% due 7/1/2021	1,000,000	1,035,510
	District of Columbia — 0.4%
	Metropolitan Washington Airports Authority (Dulles Toll Road; Insured: AGC), Series B, Zero Coupon due 10/1/2027	1,500,000	1,294,170
	Florida — 3.7%
	Broward County (Airport System Improvements) AMT, 5.00% due 10/1/2037	1,000,000	1,142,310
[b]	Charlotte County (Town & Country Utilities Projects) IDA, AMT, 5.00% due 10/1/2029	500,000	545,230
	Florida Higher Educational Facilities Financing Authority (Nova Southeastern University), 5.00% due 4/1/2027 - 4/1/2028	2,250,000	2,492,692
	Miami-Dade County Expressway Authority (Toll System Five-Year Work Program), Series A, 5.00% due 7/1/2022 - 7/1/2024	1,250,000	1,387,506
54 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Miami-Dade County School Board (District School Facilities and Infrastructure) COP, Series A, 5.00% due 8/1/2027	$1,100,000	$ 1,189,837
	Orange County (Tourist Development), Series A, 5.00% due 10/1/2031	1,000,000	1,203,400
[a]	Sarasota County Public Hospital Board (Sarasota Memorial Hospital; Insured: Natl-Re), Series A, 3.147% (CPI + 2.05%) due 10/1/2021	1,015,000	1,043,461
	Tampa Sports Authority (Tampa Bay Arena; Insured: Natl-Re), 5.75% due 10/1/2020	110,000	111,240
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2030	1,500,000	1,688,685
	Georgia — 1.7%
	Main Street Natural Gas, Inc., Series A, 5.00% due 5/15/2037	2,640,000	2,998,037
	Main Street Natural Gas, Inc. (Georgia Gas), Series A, 5.50% due 9/15/2023	350,000	384,311
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2039	1,225,000	1,401,277
	Guam — 0.7%
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2027	1,000,000	1,033,670
	Guam Waterworks Authority (Water and Wastewater System),
	5.00% due 7/1/2028	500,000	510,655
	5.25% due 7/1/2024	500,000	518,030
	Hawaii — 0.3%
	State of Hawaii Airports System Revenue, Series A, 5.00% due 7/1/2034	1,000,000	1,007,340
	Illinois — 14.6%
	Chicago Park District (Various Capital Projects) GO, Series A, 5.00% due 1/1/2035	2,000,000	2,138,100
	Chicago Park District GO, Series A, 5.00% due 1/1/2027	825,000	921,088
	City of Chicago, 5.00% due 1/1/2022	1,195,000	1,241,139
	City of Chicago (Chicago O’Hare International Airport), Series C, 5.00% due 1/1/2031	500,000	567,155
	City of Chicago (Riverwalk Expansion Project; Insured: AGM), 5.00% due 1/1/2031	500,000	546,350
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2030	1,500,000	1,717,890
	City of Chicago (Water System Improvements), 5.00% due 11/1/2029	200,000	215,886
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2037	1,500,000	1,768,725
	City of Chicago GO, Series A, 5.00% due 1/1/2039	1,000,000	1,009,300
	Cook County GO, Series A, 5.25% due 11/15/2033	1,000,000	1,007,230
	Illinois Finance Authority (Advocate Health Care Network), 5.00% due 8/1/2029	2,195,000	2,504,473
[a]	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group; SPA U.S. Bank, N.A.), 1.10% due 8/15/2042 (put 4/1/2020)	6,200,000	6,200,000
	Illinois Finance Authority (OSF Healthcare System), 6.00% due 5/15/2039 (pre-refunded 5/15/2020)	990,000	994,871
	Illinois Finance Authority (Silver Cross Hospital & Medical Centers), 5.00% due 8/15/2035	2,355,000	2,670,099
	Illinois Finance Authority (Southern Illinois Healthcare), 5.00% due 3/1/2032 - 3/1/2034	700,000	825,532
	Illinois State University (Insured: AGM), Series A, 5.00% due 4/1/2021 - 4/1/2036	1,915,000	2,214,385
	Illinois Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	1,000,000	1,142,900
	Kane, Cook, & DuPage Counties School District No. 46 GO,
	Series A, 5.00% due 1/1/2031	2,255,000	2,531,688
	Series D, 5.00% due 1/1/2028	1,000,000	1,126,200
	Metropolitan Water Reclamation District of Greater Chicago (Various Capital Improvement Projects) GO, Series C, 5.25% due 12/1/2032	40,000	54,129
	Regional Transportation Authority (Insured: AGM), Series A, 5.75% due 6/1/2034	1,100,000	1,487,475
	Sales Tax Securitization Corp., Series A, 5.00% due 1/1/2029	1,000,000	1,149,410
	State of Illinois, Series B, 5.00% due 6/15/2032 - 6/15/2035	4,500,000	4,553,475
	State of Illinois GO, Series D, 5.00% due 11/1/2028	3,000,000	3,114,240
	Will County School District No. 114 (Educational Facilities; Insured: Natl-Re) GO, Series C, Zero Coupon due 12/1/2023	570,000	524,366
	Indiana — 0.7%
	City of Carmel Redevelopment District (Performing Arts Center) COP, Series C, 6.50% due 7/15/2035 (pre-refunded 1/15/2021)	1,000,000	1,041,080
	Indiana Finance Authority (Marian University), 6.375% due 9/15/2041 (pre-refunded 9/15/2021)	1,000,000	1,076,260
	Kansas — 0.8%
	Unified Government of Wyandotte County/Kansas City (Utility System Improvement), Series A, 5.00% due 9/1/2031 - 9/1/2032	2,000,000	2,292,260
	Kentucky — 3.1%
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, Series B, Zero Coupon due 10/1/2021 - 10/1/2022	3,365,000	3,208,288
	Kentucky Higher Education Student Loan Corp. AMT, Series A-1, 5.00% due 6/1/2028 - 6/1/2029	1,250,000	1,516,102
[a]	Kentucky Public Energy Authority, Series A, 4.00% due 4/1/2048 (put 4/1/2024)	4,000,000	4,133,760
	Louisiana — 2.3%
	City of New Orleans (Water System Facilities Improvement), 5.00% due 12/1/2034	400,000	458,364
	Louisiana Energy and Power Authority (LEPA Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2038	2,250,000	2,505,375
	New Orleans Aviation Board (Louis Armstrong New Orleans International Airport CFC Revenue; Insured: AGM), 5.00% due 1/1/2029	700,000	844,935
[a]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	2,750,000	2,779,040
	Maine — 0.4%
	Maine State Housing Authority AMT, Series C-1, 3.00% due 11/15/2023	1,000,000	1,042,570
	Massachusetts — 0.2%
	Massachusetts Development Finance Agency (Jordan Hospital and Milton Hospital), Series H-1, 5.00% due 7/1/2032 - 7/1/2033	555,000	637,100
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 55

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Massachusetts Educational Financing Authority (MEFA Loan Program), Series I, 6.00% due 1/1/2028	$ 60,000	$ 60,061
	Michigan — 6.6%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2033	1,250,000	1,432,400
	City of Detroit GO, 5.00% due 4/1/2023 - 4/1/2024	900,000	921,996
	City of Troy (Downtown Development Authority-Community Center Facilities) GO, 5.25% due 11/1/2032	1,025,000	1,089,165
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.375% due 11/1/2038	1,000,000	1,111,360
	Detroit City School District (School Building & Site; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,000,000	1,240,890
	Detroit City School District (School Building & Site; Insured: Q-SBLF) GO, Series A, 5.00% due 5/1/2025	1,000,000	1,067,080
	Detroit Downtown Development Authority (Catalyst Development Project; Insured: AGM), Series A, 5.00% due 7/1/2024	850,000	966,254
	Kalamazoo Hospital Finance Authority (Bronson Methodist Hospital),
	5.00% due 5/15/2036	450,000	452,066
	5.00% due 5/15/2036 (pre-refunded 5/15/2020)	550,000	552,525
	5.25% due 5/15/2041	140,000	144,865
	5.25% due 5/15/2041 (pre-refunded 5/15/2021)	860,000	898,898
	Livonia Public School District (School Building & Site; Insured: AGM) GO, Series I, 5.00% due 5/1/2036	225,000	248,533
	Michigan Finance Authority (State Dept. of Human Services Office Buildings), Series F, 5.00% due 4/1/2031	1,000,000	1,053,690
	Michigan Finance Authority (Trinity Health Corp. Obligated Group), 5.00% due 12/1/2027	165,000	199,419
	Michigan Public School Academy (Will Carleton Charter School), 8.00% due 8/1/2035	920,000	920,009
	Michigan State Housing Development Authority, Series B, 2.95% due 12/1/2039	3,500,000	3,555,300
	Michigan Strategic Fund (Detroit Edison Company; Insured: Natl-IBC, AMBAC), 7.00% due 5/1/2021	250,000	264,985
	Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport), Series B, 5.00% due 12/1/2031 - 12/1/2034	2,615,000	2,931,571
	Minnesota — 1.2%
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC), Series F, 2.55% due 7/1/2039	3,500,000	3,432,450
	Missouri — 0.7%
	Platte County, 5.00% due 4/1/2020	350,000	350,000
	Tax Increment Financing Commission of Kansas City (Union Hill Redevelopment Project), 6.00% due 5/1/2030	1,805,000	1,811,967
	Nebraska — 1.3%
[a]	Central Plains Energy Project, 5.00% due 3/1/2050 (put 1/1/2024)	1,650,000	1,755,583
	Douglas County Health Facilities (Nebraska Methodist Health System), 5.00% due 11/1/2029 - 11/1/2030	1,750,000	2,039,415
	Nevada — 1.5%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2037	1,000,000	1,173,990
	City of Las Vegas Special Improvement District No. 814 (Summerlin Vlg 21 & 24A), 4.00% due 6/1/2039 - 6/1/2044	1,100,000	969,574
	Clark County School District (Insured: AGM), GO, Series B, 5.00% due 6/15/2031	1,650,000	2,061,510
	New Jersey — 4.6%
	New Jersey (New Jersey Transit Corp.) EDA, 5.00% due 11/1/2033	500,000	539,455
	New Jersey (School Facilities Construction) EDA, 5.00% due 3/1/2026 - 6/15/2038	2,250,000	2,377,405
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,000,000	1,132,690
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
	Series A-1,
	5.00% due 6/15/2027	3,000,000	3,350,160
[a]	5.91% (MUNIPSA + 1.20%) due 6/15/2034 (put 12/15/2021)	1,000,000	999,400
	New Jersey Transportation Trust Fund Authority (Transportation System), Series A, 5.00% due 12/15/2034 - 12/15/2039	4,700,000	4,993,437
	New Mexico — 3.6%
[a]	City of Farmington, 1.875% due 4/1/2033 (put 10/1/2021)	1,500,000	1,467,405
	City of Farmington (Arizona Public Service Co.-Four Corners Project), Series B, 4.70% due 9/1/2024	1,000,000	1,015,520
	City of Santa Fe (El Castillo Retirement Project), Series A, 5.00% due 5/15/2044	950,000	906,424
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Group), 5.00% due 7/1/2032	2,525,000	2,540,806
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), Series A, 5.00% due 8/1/2039	1,000,000	1,232,160
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC),
	Series F,
	2.85% due 7/1/2039	1,000,000	1,007,790
	3.50% due 7/1/2050	2,000,000	2,134,600
	New York — 4.8%
	City of New York (City Budget Financial Management) GO,
	Series G, 5.00% due 8/1/2023	3,000,000	3,371,520
	Series J, 5.00% due 8/1/2031	2,000,000	2,294,780
	Metropolitan Transportation Authority, Series D-1, 5.00% due 9/1/2022	2,000,000	2,115,060
	Metropolitan Transportation Authority (Transit and Commuter System), Series C-1, 5.00% due 9/1/2020	5,000,000	5,054,300
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue), Series D, 4.00% due 2/15/2040	1,000,000	1,140,220
	North Carolina — 1.3%
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2029	1,500,000	1,754,310
56 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	North Carolina Turnpike Authority, 5.00% due 1/1/2029 - 1/1/2030	$1,000,000	$ 1,158,175
[a]	University of North Carolina at Chapel Hill, Series A, 1.409% (LIBOR 1 Month + 0.35%) due 12/1/2041 (put 12/1/2021)	1,000,000	999,850
	Ohio — 1.1%
	Akron, Bath and Copley Joint Hospital District (Summa Health), 5.25% due 11/15/2030	1,420,000	1,710,475
	City of Akron (Community Learning Centers), 5.00% due 12/1/2031	625,000	672,956
	Cleveland-Cuyahoga County Port Authority (Flats East Development Project; LOC Fifth Third Bank), 7.00% due 5/15/2040	895,000	906,913
	Pennsylvania — 6.8%
	Allegheny County (Propel Charter School) IDA, Series A, 6.75% due 8/15/2035	875,000	884,354
	Bucks County (Waste Management, Inc.) AMT, IDA, Series A-2-RMKT, 2.75% due 12/1/2022	5,000,000	4,974,450
	Coatesville Area School District (Insured: AGM) (State Aid Withholding) GO, 5.00% due 8/1/2024 - 8/1/2025	1,475,000	1,692,897
	Commonwealth Financing Authority, 5.00% due 6/1/2029	1,000,000	1,217,440
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	1,000,000	1,167,300
	Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group), 5.00% due 9/1/2033	700,000	836,689
	Pennsylvania Turnpike Commission, Series A-1, 5.00% due 12/1/2037	750,000	909,990
	Pennsylvania Turnpike Commission (Highway Improvements),
	Series A, 5.35% due 12/1/2030 (pre-refunded 12/1/2020)	770,000	790,898
	Series C-2, 5.35% due 12/1/2030 (pre-refunded 12/1/2020)	1,230,000	1,263,382
	Philadelphia (Mast Charter School) IDA, 6.00% due 8/1/2035 (pre-refunded 8/1/2020)	1,000,000	1,015,830
	Philadelphia (Thomas Jefferson University) IDA, 5.00% due 9/1/2035	1,500,000	1,707,540
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2038	1,360,000	1,606,350
	Pittsburgh Water & Sewer Authority (Insured: AGM), Series B, 5.00% due 9/1/2033	1,000,000	1,369,350
	School District of Philadelphia (State Aid Witholding) GO, Series A, 5.00% due 9/1/2038	100,000	120,571
	Rhode Island — 0.2%
	Pawtucket Housing Authority,
	5.50% due 9/1/2022 - 9/1/2024	475,000	496,741
	5.50% due 9/1/2022 - 9/1/2024 (pre-refunded 9/1/2020)	190,000	199,008
	South Dakota — 0.1%
	South Dakota Health & Educational Facilities Authority (Avera Health), Series A, 5.00% due 7/1/2027 (pre-refunded 7/1/2021)	400,000	418,140
	Tennessee — 0.9%
	Shelby County Health, Educational and Housing Facility (Methodist Le Bonheur Healthcare), 5.00% due 5/1/2036	1,000,000	1,195,940
	Tennessee Energy Acquisition Corp. (The Gas Project),
	Series A,
[a]	4.00% due 5/1/2048 (put 5/1/2023)	750,000	768,255
	5.25% due 9/1/2024	500,000	543,680
	Texas — 9.1%
	Austin Convention Enterprises, Inc. (Convention Center Hotel First Tier),
	5.00% due 1/1/2032 - 1/1/2034	1,600,000	1,562,687
	Series A, 5.00% due 1/1/2022	250,000	252,425
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2031	1,930,000	2,226,718
	City of Houston (Combined Utility System), Series D, 5.00% due 11/15/2028	2,500,000	2,942,800
	City of Houston (Convention & Entertainment Facilities Department), 5.00% due 9/1/2025 - 9/1/2034	2,875,000	3,257,398
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2032	3,000,000	3,545,250
	City of Texas City Industrial Development Corp. (ARCO Pipe Line Co. Project), 7.375% due 10/1/2020	1,165,000	1,193,240
	Harris County-Houston Sports Authority, Series A, 5.00% due 11/15/2030	2,000,000	2,277,600
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2026	2,980,000	3,198,315
	5.00% due 5/15/2026 (pre-refunded 5/15/2022)	20,000	21,586
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2034	750,000	1,023,922
	Red River Authority (Insured: Natl-Re), 4.45% due 6/1/2020	2,500,000	2,510,800
	San Antonio Energy Acquisition Public Facilities Corp. (Natural Gas Supply Agreement), 5.50% due 8/1/2021	40,000	41,468
	San Juan Higher Education Finance Authority (IDEA Public Schools), Series A, 6.70% due 8/15/2040 (pre-refunded 8/15/2020)	1,000,000	1,019,850
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2034	1,250,000	1,303,987
	U. S. Virgin Islands — 0.7%
	Virgin Islands Public Finance Authority GO, Series C, 5.00% due 10/1/2021	2,000,000	1,988,760
	Utah — 1.1%
	Herriman City (Towne Center Access and Utility Improvements), 4.75% due 11/1/2022 (pre-refunded 5/1/2020)	1,000,000	1,002,990
	Utah Charter School Finance Authority (Summit Academy, Inc.), Series A, 5.00% due 4/15/2039	700,000	857,465
	Utah Transit Authority (Integrated Mass Transit System), Series A, 5.00% due 6/15/2033 (pre-refunded 6/15/2025)	1,000,000	1,193,320
	Washington — 2.6%
	Port of Seattle AMT, 5.00% due 4/1/2039	1,705,000	1,966,905
See notes to financial statements.	Thornburg Municipal Funds Semi-Annual Report | 57

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2020 (Unaudited)
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[c]	State of Washington (Various Purposes) GO, 5.00% due 6/1/2038	$1,000,000	$ 1,236,920
	Washington Health Care Facilities Authority (Catholic Health Initiatives), Series A, 5.75% due 1/1/2045	2,000,000	2,226,840
	Washington Health Care Facilities Authority (Overlake Hospital Medical Center), Series A, 5.70% due 7/1/2038 (pre-refunded 7/1/2020)	1,000,000	1,011,100
[b]	Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group), 5.00% due 1/1/2044	1,000,000	991,680
	West Virginia — 0.9%
[a]	West Virginia (Appalachian Power Co.) AMT, EDA, Series A, 1.70% due 1/1/2041 (put 9/1/2020)	1,000,000	997,120
[a]	West Virginia (Appalachian Power Co.) EDA, Series B, 2.625% due 12/1/2042 (put 6/1/2022)	1,500,000	1,510,290
	Wisconsin — 1.6%
[b]	Public Finance Authority (Alabama Proton Therapy Center), 6.25% due 10/1/2031	1,000,000	1,102,600
[a,d]	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group), 5.00% due 8/15/2054 (put 1/29/2025)	1,250,000	1,432,425
	Wisconsin Housing (Collateralized: FNMA) EDA, Series C, 2.75% due 9/1/2039	2,000,000	2,071,460
	Total Investments — 99.1% (Cost $275,975,289)		$286,610,840
	Other Assets Less Liabilities — 0.9%		2,619,544
	Net Assets — 100.0%		$289,230,384

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on March 31, 2020.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2020, the aggregate value of these securities in the Fund’s portfolio was $3,618,230, representing 1.25% of the Fund’s net assets.
c	When-issued security.
d	Segregated as collateral for a when-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
CPI	Consumer Price Index
DFA	Development Finance Authority
EDA	Economic Development Authority
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Mtg	Mortgage
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-IBC	Insured by National Public Finance Gurantee Corp. and IBC Bank
Natl-Re	Insured by National Public Finance Guarantee Corp.
Q-SBLF	Insured by Qualified School Bond Loan Fund
SPA	Stand-by Purchase Agreement
USD	Unified School District
58 | Thornburg Municipal Funds Semi-Annual Report	See notes to financial statements.

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Thornburg Municipal Funds Semi-Annual Report  |  59

Statements of Assets and Liabilities
March 31, 2020 (Unaudited)
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
ASSETS
Investment in securities, at cost	$ 123,389,300	$ 5,343,909,092	$ 478,043,899	$ 149,613,789
Investments at value	123,698,938	5,476,516,048	490,195,695	154,610,901
Cash	684,847	862,805	3,565,995	971,328
Receivable for investments sold	3,780,000	9,780,000	14,020,000	1,005,230
Receivable for fund shares sold	17,752	19,588,420	1,565,641	30,819
Interest receivable	1,342,285	62,840,878	5,456,456	2,093,098
Prepaid expenses and other assets	156,696	298,539	25,976	17,414
Total Assets	129,680,518	5,569,886,690	514,829,763	158,728,790
Liabilities
Payable for investments purchased	649,364	6,628,858	-	-
Payable for fund shares redeemed	124,849	23,456,591	976,285	383,881
Payable to investment advisor and other affiliates	66,877	2,076,615	212,682	105,947
Accounts payable and accrued expenses	20,852	308,013	44,373	39,277
Dividends payable	4,103	827,275	130,889	18,108
Total Liabilities	866,045	33,297,352	1,364,229	547,213
Net Assets	$ 128,814,473	$ 5,536,589,338	$ 513,465,534	$ 158,181,577
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 130,463,626	$ 5,441,052,737	$ 506,150,713	$ 154,112,845
Distributable earnings (accumulated loss)	(1,649,153)	95,536,601	7,314,821	4,068,732
Net Assets	$ 128,814,473	$ 5,536,589,338	$ 513,465,534	$ 158,181,577
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 21,966,177	$ 881,374,952	$ 105,847,823	$ 80,081,979
Shares outstanding	1,789,723	61,358,479	7,790,360	6,054,544
Net asset value and redemption price per share	$ 12.27	$ 14.36	$ 13.59	$ 13.23
Maximum offering price per share (net asset value, plus 1.50% of offering price)	$ 12.46	$ 14.58	$ 13.80	$ 13.50 *
Class C Shares:
Net assets applicable to shares outstanding	-	279,335,931	24,850,989	-
Shares outstanding	-	19,411,563	1,827,311	-
Net asset value and redemption price per share**	-	14.39	13.60	-
Class D Shares:
Net assets applicable to shares outstanding	-	-	-	14,652,040
Shares outstanding	-	-	-	1,107,228
Net asset value and redemption price per share	-	-	-	13.23
Class I Shares:
Net assets applicable to shares outstanding	106,848,296	4,375,878,455	382,766,722	63,447,558
Shares outstanding	8,710,444	304,595,775	28,142,790	4,798,941
Net asset value and redemption price per share	12.27	14.37	13.60	13.22

*	Net asset value, plus 2.00% of offering price.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
60  |  Thornburg Municipal Funds Semi-Annual Report

Statements of Assets and Liabilities, Continued
March 31, 2020 (Unaudited)
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
ASSETS
Investment in securities, at cost	$ 46,667,916	$ 958,092,887	$ 275,975,289
Investments at value	48,511,924	1,006,610,163	286,610,840
Cash	449,695	4,877,517	592,211
Receivable for investments sold	-	1,500,000	110,000
Receivable for fund shares sold	44,506	1,177,789	816,792
Interest receivable	624,156	12,501,118	3,469,207
Prepaid expenses and other assets	14,502	97,138	66,320
Total Assets	49,644,783	1,026,763,725	291,665,370
Liabilities
Payable for investments purchased	926,228	2,327,170	1,184,310
Payable for fund shares redeemed	22,205	2,490,771	1,062,365
Payable to investment advisor and other affiliates	25,218	513,921	144,295
Accounts payable and accrued expenses	35,690	121,072	27,958
Dividends payable	15,346	318,353	16,058
Total Liabilities	1,024,687	5,771,287	2,434,986
Net Assets	$ 48,620,096	$ 1,020,992,438	$ 289,230,384
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 47,196,130	$ 982,110,861	$ 280,196,773
Distributable earnings	1,423,966	38,881,577	9,033,611
Net Assets	$ 48,620,096	$ 1,020,992,438	$ 289,230,384
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 27,586,570	$ 306,502,744	$ 57,388,118
Shares outstanding	2,157,655	21,781,561	3,836,091
Net asset value and redemption price per share	$ 12.79	$ 14.07	$ 14.96
Maximum offering price per share (net asset value, plus 2.00% of offering price)	$ 13.05	$ 14.36	$ 15.27
Class C Shares:
Net assets applicable to shares outstanding	-	66,800,697	18,096,652
Shares outstanding	-	4,741,426	1,208,448
Net asset value and redemption price per share*	-	14.09	14.98
Class I Shares:
Net assets applicable to shares outstanding	21,033,526	647,688,997	213,745,614
Shares outstanding	1,644,967	46,084,939	14,275,211
Net asset value and redemption price per share	12.79	14.05	14.97

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  61

Statements of Operations
Six Months Ended March 31, 2020 (Unaudited)
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
INVESTMENT INCOME
Interest income	$ 2,129,478	$ 70,567,540	$ 5,779,719	$ 2,348,894
EXPENSES
Investment management fees	461,339	7,946,679	1,255,581	401,493
Administration fees	101,592	2,573,495	221,890	70,756
Distribution and service fees
Class A Shares	17,169	1,130,129	138,561	103,254
Class C Shares	-	762,308	66,700	-
Class D Shares	-	-	-	38,354
Transfer agent fees
Class A Shares	11,639	204,634	15,894	18,484
Class C Shares	-	65,377	6,030	-
Class D Shares	-	-	-	5,185
Class I Shares	50,950	1,139,915	69,335	7,778
Registration and filing fees
Class A Shares	8,254	11,176	3,481	2,434
Class C Shares	-	9,235	2,813	-
Class D Shares	-	-	-	2,077
Class I Shares	8,027	24,599	4,635	2,468
Custodian fees	21,594	181,351	34,081	19,429
Professional fees	23,623	76,942	25,712	22,334
Trustee and officer fees	7,206	190,135	15,661	5,095
Other expenses	9,851	188,235	21,614	12,613
Total Expenses	721,244	14,504,210	1,881,988	711,754
Less:
Expenses reimbursed	(127,400)	-	(142,374)	(9,091)
Net Expenses	593,844	14,504,210	1,739,614	702,663
Net Investment Income (Loss)	$ 1,535,634	$ 56,063,330	$ 4,040,105	$ 1,646,231
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	(1,737,326)	(3,835,763)	(263,532)	40,407
Net change in unrealized appreciation (depreciation)	(1,119,908)	(38,912,557)	(4,882,145)	(1,550,865)
Net Realized and Unrealized Gain (Loss)	(2,857,234)	(42,748,320)	(5,145,677)	(1,510,458)
Change in Net Assets Resulting from Operations	$ (1,321,600)	$ 13,315,010	$ (1,105,572)	$ 135,773
See notes to financial statements.
62   |  Thornburg Municipal Funds Semi-Annual Report

Statements of Operations, Continued
Six Months Ended March 31, 2020 (Unaudited)
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
INVESTMENT INCOME
Interest income	$ 751,670	$ 18,049,841	$ 5,176,427
EXPENSES
Investment management fees	121,157	2,572,269	1,150,811
Administration fees	21,353	483,994	135,195
Distribution and service fees
Class A Shares	33,580	391,570	73,267
Class C Shares	-	219,675	57,991
Transfer agent fees
Class A Shares	7,643	68,434	19,305
Class C Shares	-	17,009	4,776
Class I Shares	6,887	138,703	63,121
Registration and filing fees
Class A Shares	3,524	8,938	7,421
Class C Shares	-	7,645	7,304
Class I Shares	2,605	10,228	7,945
Custodian fees	14,084	50,543	25,963
Professional fees	21,185	31,092	24,854
Trustee and officer fees	1,585	36,560	9,016
Other expenses	9,774	46,269	17,840
Total Expenses	243,377	4,082,929	1,604,809
Less:
Expenses reimbursed	(32,662)	(188,585)	(144,379)
Investment management fees waived	(5,384)	-	(230,162)
Net Expenses	205,331	3,894,344	1,230,268
Net Investment Income (Loss)	$ 546,339	$ 14,155,497	$ 3,946,159
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	124,780	(87,805)	(716,460)
Net change in unrealized appreciation (depreciation)	(874,792)	(21,054,493)	(6,800,807)
Net Realized and Unrealized Gain (Loss)	(750,012)	(21,142,298)	(7,517,267)
Change in Net Assets Resulting from Operations	$ (203,673)	$ (6,986,801)	$ (3,571,108)
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  63

Statements of Changes in Net Assets

	THORNBURG SHORT DURATION MUNICIPAL FUND		THORNBURG LIMITED TERM MUNICIPAL FUND
	Six Months Ended March 31, 2020*	Year Ended September 30, 2019	Six Months Ended March 31, 2020*	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 1,535,634	$ 3,215,935	$ 56,063,330	$ 122,156,025
Net realized gain (loss)	(1,737,326)	(169,603)	(3,835,763)	(11,356,119)
Net change in unrealized appreciation (depreciation)	(1,119,908)	1,829,461	(38,912,557)	165,364,756
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,321,600)	4,875,793	13,315,010	276,164,662
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(100,496)	(262,793)	(7,718,097)	(17,773,721)
Class C Shares	-	-	(2,217,183)	(6,148,179)
Class I Shares	(1,435,138)	(2,953,142)	(45,242,775)	(98,235,022)
FUND SHARE TRANSACTIONS
Class A Shares	5,166,866	(2,770,805)	(28,196,509)	(146,463,605)
Class C Shares	-	-	(44,006,480)	(135,672,142)
Class I Shares	(114,736,932)	60,596,807	(484,038,018)	(315,109,295)
Net Increase (Decrease) in Net Assets	(112,427,300)	59,485,860	(598,104,052)	(443,237,302)
NET ASSETS
Beginning of Period	241,241,773	181,755,913	6,134,693,390	6,577,930,692
End of Period	$ 128,814,473	$ 241,241,773	$ 5,536,589,338	$ 6,134,693,390

*	Unaudited.
See notes to financial statements.
64   |  Thornburg Municipal Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND		THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
	Six Months Ended March 31, 2020*	Year Ended September 30, 2019	Six Months Ended March 31, 2020*	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 4,040,105	$ 8,754,413	$ 1,646,231	$ 3,980,700
Net realized gain (loss)	(263,532)	(967,268)	40,407	506,448
Net change in unrealized appreciation (depreciation)	(4,882,145)	10,697,992	(1,550,865)	3,783,935
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,105,572)	18,485,137	135,773	8,271,083
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(797,171)	(1,870,732)	(845,314)	(2,111,980)
Class C Shares	(153,432)	(451,533)	-	-
Class D Shares	-	-	(135,746)	(356,830)
Class I Shares	(3,082,343)	(6,432,174)	(732,810)	(1,511,890)
FUND SHARE TRANSACTIONS
Class A Shares	(6,767,315)	(15,984,630)	(3,959,071)	(12,251,499)
Class C Shares	(3,000,878)	(13,246,225)	-	-
Class D Shares	-	-	(1,091,777)	(2,990,005)
Class I Shares	35,692,670	(24,597,797)	1,978,555	6,986,154
Net Increase (Decrease) in Net Assets	20,785,959	(44,097,954)	(4,650,390)	(3,964,967)
NET ASSETS
Beginning of Period	492,679,575	536,777,529	162,831,967	166,796,934
End of Period	$ 513,465,534	$ 492,679,575	$ 158,181,577	$ 162,831,967

*	Unaudited.
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  65

Statements of Changes in Net Assets, Continued

	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND		THORNBURG INTERMEDIATE MUNICIPAL FUND
	Six Months Ended March 31, 2020*	Year Ended September 30, 2019	Six Months Ended March 31, 2020*	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 546,339	$ 1,336,401	$ 14,155,497	$ 31,318,235
Net realized gain (loss)	124,780	83,145	(87,805)	(1,568,098)
Net change in unrealized appreciation (depreciation)	(874,792)	1,328,381	(21,054,493)	46,711,129
Net Increase (Decrease) in Net Assets Resulting from Operations	(203,673)	2,747,927	(6,986,801)	76,461,266
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(275,718)	(719,633)	(3,832,778)	(7,524,534)
Class C Shares	-	-	(762,504)	(1,916,359)
Class I Shares	(255,778)	(616,768)	(9,591,874)	(21,877,342)
FUND SHARE TRANSACTIONS
Class A Shares	1,572,084	(8,173,078)	(1,626,154)	(21,630,968)
Class C Shares	-	-	(8,941,292)	(30,593,410)
Class I Shares	(3,183,296)	(59,783)	(68,371,337)	(205,746,732)
Net Decrease in Net Assets	(2,346,381)	(6,821,335)	(100,112,740)	(212,828,079)
NET ASSETS
Beginning of Period	50,966,477	57,787,812	1,121,105,178	1,333,933,257
End of Period	$ 48,620,096	$ 50,966,477	$ 1,020,992,438	$ 1,121,105,178

*	Unaudited.
See notes to financial statements.
66   |  Thornburg Municipal Funds Semi-Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
	Six Months Ended March 31, 2020*	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 3,946,159	$ 7,434,381
Net realized gain (loss)	(716,460)	(38,431)
Net change in unrealized appreciation (depreciation)	(6,800,807)	9,029,130
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,571,108)	16,425,080
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(716,210)	(1,394,124)
Class C Shares	(190,853)	(475,727)
Class I Shares	(3,044,784)	(5,564,530)
FUND SHARE TRANSACTIONS
Class A Shares	2,776,179	643,486
Class C Shares	(1,538,003)	(5,595,820)
Class I Shares	(229,139)	27,507,142
Net Increase (Decrease) in Net Assets	(6,513,918)	31,545,507
NET ASSETS
Beginning of Period	295,744,302	264,198,795
End of Period	$ 289,230,384	$ 295,744,302

*	Unaudited.
See notes to financial statements.
Thornburg Municipal Funds Semi-Annual Report  |  67

Notes to Financial Statements
March 31, 2020 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Short Duration Municipal Fund (“Short Duration Municipal Fund”), Thornburg Limited Term Municipal Fund (“Limited Term Municipal Fund”), Thornburg Intermediate Municipal Fund (“Intermediate Municipal Fund ”), Thornburg California Limited Term Municipal Fund (“Limited Term California Fund”), Thornburg New Mexico Intermediate Municipal Fund (“Intermediate New Mexico Fund”), Thornburg New York Intermediate Municipal Fund (“Intermediate New York Fund”), and Thornburg Strategic Municipal Income Fund (“Strategic Municipal Income Fund”) collectively the "Funds", are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently seven of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Short Duration Municipal Fund: The Fund seeks current income exempt from federal income tax, consistent with preservation of capital. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Limited Term Municipal Fund: The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Intermediate Municipal Fund: The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Limited Term California Fund: The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, and single state risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Intermediate New Mexico Fund: The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, single state risk, and non-diversification risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Intermediate New York Fund: The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income taxes as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, single state risk, and non-diversification risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund
Strategic Municipal Income Fund: The Fund seeks a high level of current income exempt from federal individual income tax. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, high yield risk, market and economic risk, liquidity risk, and derivatives risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
The Funds currently offer from one to four classes of shares of beneficial interest:
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase and may
68   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
be subject to a service fee, and bear both a service fee and a distribution fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees and certain registration and filing fees.
At March 31, 2020, the following class of shares are offered in each respective Fund:
	Class A	Class C	Class D	Class I
Short Duration Municipal Fund	X			X
Limited Term Municipal Fund	X	X		X
Limited Term California Fund	X	X		X
Intermediate New Mexico Fund	X		X	X
Intermediate New York Fund	X			X
Intermediate Municipal Fund	X	X		X
Strategic Municipal Income Fund	X	X		X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the "Advisor"). Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment
Thornburg Municipal Funds Semi-Annual Report  |  69

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2020 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
70   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of March 31, 2020:
SHORT DURATION MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 108,248,938	$ —	$ 108,248,938	$ —
Short-Term Investments	15,450,000	—	15,450,000	—
Total Investments in Securities	$ 123,698,938	$ —	$ 123,698,938	$ —
Total Assets	$ 123,698,938	$ —	$ 123,698,938	$—

LIMITED TERM MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 5,246,276,048	$ —	$ 5,246,276,048	$ —
Short-Term Investments	230,240,000	—	230,240,000	—
Total Investments in Securities	$ 5,476,516,048	$ —	$ 5,476,516,048	$ —
Total Assets	$ 5,476,516,048	$ —	$ 5,476,516,048	$—

LIMITED TERM CALIFORNIA FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 454,310,695	$ —	$ 454,310,695	$ —
Short-Term Investments	35,885,000	—	35,885,000	—
Total Investments in Securities	$ 490,195,695	$ —	$ 490,195,695	$ —
Total Assets	$ 490,195,695	$ —	$ 490,195,695	$—

INTERMEDIATE NEW MEXICO FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 153,110,901	$ —	$ 153,110,901	$ —
Short-Term Investments	1,500,000	—	1,500,000	—
Total Investments in Securities	$ 154,610,901	$ —	$ 154,610,901	$ —
Total Assets	$ 154,610,901	$ —	$ 154,610,901	$—

INTERMEDIATE NEW YORK FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 46,111,924	$ —	$ 46,111,924	$ —
Short-Term Investments	2,400,000	—	2,400,000	—
Total Investments in Securities	$ 48,511,924	$ —	$ 48,511,924	$ —
Total Assets	$ 48,511,924	$ —	$ 48,511,924	$—

Thornburg Municipal Funds Semi-Annual Report  |  71

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
INTERMEDIATE MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 978,925,163	$ —	$ 978,925,163	$ —
Short-Term Investments	27,685,000	—	27,685,000	—
Total Investments in Securities	$ 1,006,610,163	$ —	$ 1,006,610,163	$ —
Total Assets	$ 1,006,610,163	$ —	$ 1,006,610,163	$—

STRATEGIC MUNICIPAL INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 276,610,840	$ —	$ 276,610,840	$ —
Short-Term Investments	10,000,000	—	10,000,000	—
Total Investments in Securities	$ 286,610,840	$ —	$ 286,610,840	$ —
Total Assets	$ 286,610,840	$ —	$ 286,610,840	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment management agreement, the Advisor serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. Under the investment advisory agreement, Funds pay the Advisor a management fee based on the average daily net assets of the Funds at an annual rate as shown in the following table:
SHORT DURATION MUNICIPAL FUND		LIMITED TERM MUNICIPAL FUND, LIMITED TERM CALIFORNIA FUND		INTERMEDIATE NEW MEXICO FUND, INTERMEDIATE NEW YORK FUND, INTERMEDIATE MUNICIPAL FUND		STRATEGIC MUNICIPAL INCOME FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.400%	Up to $500 million	0.500%	Up to $500 million	0.500%	Up to $500 million	0.750%
Next $500 million	0.300	Next $500 million	0.400	Next $500 million	0.450	Next $500 million	0.675
Next $500 million	0.250	Next $500 million	0.300	Next $500 million	0.400	Next $500 million	0.625
Over $2 billion	0.225	Next $500 million	0.250	Next $500 million	0.350	Next $500 million	0.575
		Over $2 billion	0.225	Over $2 billion	0.275	Over $2 billion	0.500
The Funds’ effective management fees of as a percentage of the Funds’ average daily net assets (before applicable management fee waivers) for the six months ended March 31, 2020 were as shown in the following table. Total management fees incurred by the Funds for the six months ended March 31, 2020 are set forth in the Statement of Operations.
Effective Management Fee
Short Duration Municipal Fund	0.400%
Limited Term Municipal Fund	0.272
Limited Term California Fund	0.499
Intermediate New Mexico Fund	0.500
Intermediate New York Fund	0.500
Intermediate Municipal Fund	0.468
Strategic Municipal Income Fund	0.750
72   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Funds’ shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative service fees incurred by each class of shares of the Funds for the six months ended March 31, 2020, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the six months ended March 31, 2020, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C shares as follows:
	Commissions	CDSC fees
Limited Term Municipal Fund	$ 1,313	$ 2,492
Limited Term California Fund	483	471
Intermediate New Mexico Fund	52	—
Intermediate New York Fund	13	—
Intermediate Municipal Fund	1,125	173
Strategic Municipal Income Fund	958	1,383
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C and Class I shares of the Limited Term Municipal Fund, Limited Term California Fund, Intermediate Municipal Fund and Strategic Municipal Income Fund, Class A and Class I shares of the Short Duration Municipal Fund and Intermediate New York Fund and Class A, Class D and Class I shares of the Intermediate New Mexico Fund for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2020, there were no 12b-1 service plan fees charged for Class I. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the six months ended March 31, 2020, are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Funds. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor before February 1, 2021, unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the six months ended March 31, 2020 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
Thornburg Municipal Funds Semi-Annual Report  |  73

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown on the following table:
	Class A	Class C	Class I
Short Duration Municipal Fund	0.70%	—%	0.50%
Limited Term California Fund	0.74	1.02	0.49
Intermediate New Mexico Fund	—	—	0.67
Intermediate New York Fund	0.99	—	0.67
Intermediate Municipal Fund	0.77	1.14	0.53
Strategic Municipal Income Fund	0.81	1.28	0.59
For the six months ended March 31, 2020, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class A	Class C	Class I
Short Duration Municipal Fund	$ 23,926	$ —	$ 103,474
Limited Term California Fund	30,084	6,496	105,794
Intermediate New Mexico Fund	—	—	7,802
Intermediate New York Fund	13,661	—	19,001
Intermediate Municipal Fund	60,008	16,497	112,080
Strategic Municipal Income Fund	86,254	20,170	268,117
Voluntary:	Class A	Class D	Class I
Intermediate New Mexico Fund	$ —	$ 1,289	$ —
Intermediate New York Fund	2,986	—	2,398
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2020, Short Duration Municipal Fund had transactions with affiliated funds of $15,104,119 in purchases and $30,692,046 in sales generating realized losses of $696,968. Limited Term Municipal Fund had transactions with affiliated funds of $59,490,236 in purchases. Limited Term California Fund had transactions with affiliated funds of $3,862,984 in purchases. Intermediate New Mexico Fund had transactions with affiliated funds of $2,174,991 in purchases. Intermediate New York Fund had transactions with affiliated funds of $3,131,363 in sales generating realized gains of $30,332. Intermediate Municipal Fund had transactions with affiliated funds of $44,236,081 in sales generating realized gains of $215,872. Strategic Municipal Income Fund had transactions with affiliated funds of $2,572,840 in sales generating realized gains of $1,914.
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the six month period ended March 31, 2020, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
74  |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
At March 31, 2020, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short Duration Municipal Fund	$ 123,389,300	$ 624,555	$ (314,917)	$ 309,638
Limited Term Municipal Fund	5,343,909,092	147,050,612	(14,443,656)	132,606,956
Limited Term California Fund	478,043,899	13,485,571	(1,333,775)	12,151,796
Intermediate New Mexico Fund	149,613,789	5,730,591	(733,479)	4,997,112
Intermediate New York Fund	46,667,916	2,090,149	(246,141)	1,844,008
Intermediate Municipal Fund	958,092,887	53,239,216	(4,721,940)	48,517,276
Strategic Municipal Income Fund	275,975,289	12,764,405	(2,128,854)	10,635,551

At March 31, 2020, the Funds had deferred tax basis capital losses occurring subsequent to October 31, 2018 through September 30, 2019 per the following table. For tax purposes, such losses will be recognized in the year ending September 30, 2020.
Capital Losses
Short Duration Municipal Fund	$ 169,603
Limited Term Municipal Fund	11,325,459
Limited Term California Fund	967,307
Intermediate New Mexico Fund	1,637
Intermediate New York Fund	64,050
Intermediate Municipal Fund	178,409
Strategic Municipal Income Fund	246,733
At March 31, 2020, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Short Duration Municipal Fund	$ 9,613	$ 42,248
Limited Term Municipal Fund	17,014,543	4,875,697
Limited Term California Fund	2,809,058	806,613
Intermediate New Mexico Fund	109,867	766,613
Intermediate New York Fund	412,560	66,465
Intermediate Municipal Fund	4,347,434	4,986,817
Strategic Municipal Income Fund	636,169	—
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2020, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
SHORT DURATION MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	482,730	$ 5,904,459	985,212	$ 12,093,230
Shares issued to shareholders in reinvestment of dividends	8,113	100,249	21,204	261,359
Shares repurchased	(67,996)	(837,842)	(1,228,414)	(15,125,394)
Net increase (decrease)	422,847	$ 5,166,866	(221,998)	$ (2,770,805)
Thornburg Municipal Funds Semi-Annual Report  |  75

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
SHORT DURATION MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	1,475,589	$ 18,261,608	8,234,527	$ 101,374,617
Shares issued to shareholders in reinvestment of dividends	112,365	1,389,216	230,292	2,839,589
Shares repurchased	(11,030,224)	(134,387,756)	(3,539,014)	(43,617,399)
Net increase (decrease)	(9,442,270)	$ (114,736,932)	4,925,805	$ 60,596,807
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
LIMITED TERM MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	5,903,140	$ 85,382,564	13,658,346	$ 195,633,417
Shares issued to shareholders in reinvestment of dividends	489,581	7,095,794	1,149,701	16,469,051
Shares repurchased	(8,379,788)	(120,674,867)	(25,081,271)	(358,566,073)
Net increase (decrease)	(1,987,067)	$ (28,196,509)	(10,273,224)	$ (146,463,605)
Class C Shares
Shares sold	892,964	$ 12,973,029	1,605,055	$ 22,970,017
Shares issued to shareholders in reinvestment of dividends	132,729	1,927,273	376,902	5,404,463
Shares repurchased	(4,066,772)	(58,906,782)	(11,422,496)	(164,046,622)
Net increase (decrease)	(3,041,079)	$ (44,006,480)	(9,440,539)	$ (135,672,142)
Class I Shares
Shares sold	44,068,021	$ 637,569,339	104,092,829	$ 1,488,791,962
Shares issued to shareholders in reinvestment of dividends	2,792,466	40,478,449	6,098,914	87,365,336
Shares repurchased	(80,775,895)	(1,162,085,806)	(132,701,949)	(1,891,266,593)
Net increase (decrease)	(33,915,408)	$ (484,038,018)	(22,510,206)	$ (315,109,295)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
LIMITED TERM CALIFORNIA FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	373,211	$ 5,102,259	1,166,943	$ 15,894,863
Shares issued to shareholders in reinvestment of dividends	52,176	717,093	124,346	1,692,823
Shares repurchased	(920,464)	(12,586,667)	(2,474,418)	(33,572,316)
Net increase (decrease)	(495,077)	$ (6,767,315)	(1,183,129)	$ (15,984,630)
Class C Shares
Shares sold	74,849	$ 1,027,632	152,314	$ 2,075,247
Shares issued to shareholders in reinvestment of dividends	8,506	117,028	25,843	351,865
Shares repurchased	(301,723)	(4,145,538)	(1,149,285)	(15,673,337)
Net increase (decrease)	(218,368)	$ (3,000,878)	(971,128)	$ (13,246,225)
Class I Shares
Shares sold	7,677,382	$ 105,360,933	8,778,679	$ 119,359,166
Shares issued to shareholders in reinvestment of dividends	177,982	2,448,577	361,463	4,927,943
Shares repurchased	(5,275,611)	(72,116,840)	(10,973,012)	(148,884,906)
Net increase (decrease)	2,579,753	$ 35,692,670	(1,832,870)	$ (24,597,797)
76   |  Thornburg Municipal Funds Semi-Annual Report

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
INTERMEDIATE NEW MEXICO FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	196,563	$ 2,601,576	234,408	$ 3,072,960
Shares issued to shareholders in reinvestment of dividends	55,883	747,780	141,896	1,869,564
Shares repurchased	(548,751)	(7,308,427)	(1,308,484)	(17,194,023)
Net increase (decrease)	(296,305)	$ (3,959,071)	(932,180)	$ (12,251,499)
Class D Shares
Shares sold	28,879	$ 387,242	49,324	$ 646,870
Shares issued to shareholders in reinvestment of dividends	9,857	131,973	25,795	339,947
Shares repurchased	(121,034)	(1,610,992)	(302,963)	(3,976,822)
Net increase (decrease)	(82,298)	$ (1,091,777)	(227,844)	$ (2,990,005)
Class I Shares
Shares sold	467,123	$ 6,279,799	1,057,272	$ 13,882,892
Shares issued to shareholders in reinvestment of dividends	49,880	667,072	103,598	1,365,495
Shares repurchased	(376,368)	(4,968,316)	(632,748)	(8,262,233)
Net increase (decrease)	140,635	$ 1,978,555	528,122	$ 6,986,154
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
INTERMEDIATE NEW YORK FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	315,269	$ 4,096,373	109,181	$ 1,394,851
Shares issued to shareholders in reinvestment of dividends	17,261	223,955	46,317	591,531
Shares repurchased	(214,278)	(2,748,244)	(794,796)	(10,159,460)
Net increase (decrease)	118,252	$ 1,572,084	(639,298)	$ (8,173,078)
Class I Shares
Shares sold	178,614	$ 2,337,526	742,617	$ 9,506,280
Shares issued to shareholders in reinvestment of dividends	16,536	214,520	43,073	550,736
Shares repurchased	(445,409)	(5,735,342)	(794,596)	(10,116,799)
Net increase (decrease)	(250,259)	$ (3,183,296)	(8,906)	$ (59,783)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
INTERMEDIATE MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,400,367	$ 20,118,300	3,767,982	$ 53,079,171
Shares issued to shareholders in reinvestment of dividends	249,523	3,580,761	496,765	6,996,037
Shares repurchased	(1,778,748)	(25,325,215)	(5,845,339)	(81,706,176)
Net increase (decrease)	(128,858)	$ (1,626,154)	(1,580,592)	$ (21,630,968)
Class C Shares
Shares sold	283,927	$ 4,080,279	595,781	$ 8,375,099
Shares issued to shareholders in reinvestment of dividends	42,749	614,284	113,502	1,598,215
Shares repurchased	(951,751)	(13,635,855)	(2,875,902)	(40,566,724)
Net increase (decrease)	(625,075)	$ (8,941,292)	(2,166,619)	$ (30,593,410)
Thornburg Municipal Funds Semi-Annual Report  |  77

Notes to Financial Statements, Continued
March 31, 2020 (Unaudited)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
INTERMEDIATE MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	6,046,310	$ 86,615,050	20,388,015	$ 284,155,586
Shares issued to shareholders in reinvestment of dividends	527,139	7,555,384	1,175,839	16,516,753
Shares repurchased	(11,505,957)	(162,541,771)	(36,252,366)	(506,419,071)
Net increase (decrease)	(4,932,508)	$ (68,371,337)	(14,688,512)	$ (205,746,732)
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
STRATEGIC MUNICIPAL INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	491,231	$ 7,529,468	1,105,890	$ 16,584,191
Shares issued to shareholders in reinvestment of dividends	46,322	710,106	91,356	1,376,932
Shares repurchased	(364,713)	(5,463,395)	(1,156,578)	(17,317,637)
Net increase (decrease)	172,840	$ 2,776,179	40,668	$ 643,486
Class C Shares
Shares sold	39,946	$ 616,345	168,343	$ 2,526,426
Shares issued to shareholders in reinvestment of dividends	11,663	178,997	29,512	444,738
Shares repurchased	(152,821)	(2,333,345)	(569,863)	(8,566,984)
Net increase (decrease)	(101,212)	$ (1,538,003)	(372,008)	$ (5,595,820)
Class I Shares
Shares sold	2,713,893	$ 41,546,715	5,083,758	$ 76,479,655
Shares issued to shareholders in reinvestment of dividends	195,785	3,004,720	358,400	5,409,565
Shares repurchased	(2,951,092)	(44,780,574)	(3,633,064)	(54,382,078)
Net increase (decrease)	(41,414)	$ (229,139)	1,809,094	$ 27,507,142
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2020, the Funds had purchase and sale transactions of investments as below (excluding short-term investments).
	Purchases	Sales
Short Duration Municipal Fund	$ 35,941,514	$ 99,767,641
Limited Term Municipal Fund	604,604,646	909,346,849
Limited Term California Fund	47,050,158	49,478,379
Intermediate New Mexico Fund	16,957,775	11,803,694
Intermediate New York Fund	5,454,968	5,621,790
Intermediate Municipal Fund	105,972,841	159,892,302
Strategic Municipal Income Fund	64,579,225	47,100,695
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Thornburg Municipal Funds Semi-Annual Report  |  79

Financial Highlights
Short Duration Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020 (c)	$ 12.36	0.07	(0.09)	(0.02)	(0.07)	—	(0.07)	$ 12.27
2019	$ 12.27	0.16	0.09	0.25	(0.16)	—	(0.16)	$ 12.36
2018	$ 12.38	0.11	(0.11)	— (e)	(0.11)	—	(0.11)	$ 12.27
2017	$ 12.34	0.08	0.04	0.12	(0.08)	—	(0.08)	$ 12.38
2016	$ 12.35	0.03	(0.01)	0.02	(0.03)	—	(0.03)	$ 12.34
2015	$ 12.34	0.02	0.01	0.03	(0.02)	—	(0.02)	$ 12.35
CLASS I SHARES
2020 (c)	$ 12.36	0.08	(0.09)	(0.01)	(0.08)	—	(0.08)	$ 12.27
2019	$ 12.27	0.18	0.09	0.27	(0.18)	—	(0.18)	$ 12.36
2018	$ 12.37	0.14	(0.10)	0.04	(0.14)	—	(0.14)	$ 12.27
2017	$ 12.34	0.10	0.03	0.13	(0.10)	—	(0.10)	$ 12.37
2016	$ 12.35	0.05	(0.01)	0.04	(0.05)	—	(0.05)	$ 12.34
2015	$ 12.34	0.04	0.01	0.05	(0.04)	—	(0.04)	$ 12.35

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Total from investment operations was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
80  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Short Duration Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020 (c)	1.17 (d)	0.70 (d)	0.98 (d)	(0.15)	21.74	$ 21,966
2019	1.26	0.70	0.99	2.02	33.60	$ 16,899
2018	0.92	0.70	1.06	0.02	35.36	$ 19,497
2017	0.72	0.67	1.16	0.98	42.94	$ 16,412
2016	0.24	0.70	2.19	0.15	21.17	$ 4,241
2015	0.15	0.67	2.85	0.22	15.75	$ 3,273
CLASS I SHARES
2020 (c)	1.34 (d)	0.50 (d)	0.60 (d)	(0.05)	21.74	$ 106,848
2019	1.47	0.50	0.64	2.22	33.60	$ 224,343
2018	1.12	0.50	0.64	0.30	35.36	$ 162,259
2017	0.85	0.49	0.67	1.09	42.94	$ 53,765
2016	0.43	0.50	0.72	0.36	21.17	$ 38,572
2015	0.32	0.50	0.82	0.40	15.75	$ 41,755
Thornburg Municipal Funds Semi-Annual Report  |  81

Financial Highlights
Limited Term Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020 (c)	$ 14.46	0.12	(0.10)	0.02	(0.12)	—	(0.12)	$ 14.36
2019	$ 14.10	0.26	0.36	0.62	(0.26)	—	(0.26)	$ 14.46
2018	$ 14.43	0.24	(0.33)	(0.09)	(0.24)	—	(0.24)	$ 14.10
2017	$ 14.63	0.23	(0.20)	0.03	(0.23)	—	(0.23)	$ 14.43
2016	$ 14.52	0.22	0.11	0.33	(0.22)	—	(0.22)	$ 14.63
2015	$ 14.58	0.23	(0.06)	0.17	(0.23)	—	(0.23)	$ 14.52
CLASS C SHARES
2020 (c)	$ 14.48	0.11	(0.09)	0.02	(0.11)	—	(0.11)	$ 14.39
2019	$ 14.12	0.22	0.36	0.58	(0.22)	—	(0.22)	$ 14.48
2018	$ 14.46	0.20	(0.34)	(0.14)	(0.20)	—	(0.20)	$ 14.12
2017	$ 14.66	0.20	(0.20)	—	(0.20)	—	(0.20)	$ 14.46
2016	$ 14.55	0.19	0.11	0.30	(0.19)	—	(0.19)	$ 14.66
2015	$ 14.60	0.19	(0.05)	0.14	(0.19)	—	(0.19)	$ 14.55
CLASS I SHARES
2020 (c)	$ 14.46	0.14	(0.09)	0.05	(0.14)	—	(0.14)	$ 14.37
2019	$ 14.10	0.29	0.36	0.65	(0.29)	—	(0.29)	$ 14.46
2018	$ 14.43	0.28	(0.33)	(0.05)	(0.28)	—	(0.28)	$ 14.10
2017	$ 14.64	0.28	(0.21)	0.07	(0.28)	—	(0.28)	$ 14.43
2016	$ 14.53	0.27	0.11	0.38	(0.27)	—	(0.27)	$ 14.64
2015	$ 14.58	0.27	(0.05)	0.22	(0.27)	—	(0.27)	$ 14.53

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
82  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Limited Term Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020 (c)	1.71 (d)	0.68 (d)	0.68 (d)	0.16	11.20	$ 881,375
2019	1.80	0.69	0.69	4.41	21.22	$ 915,684
2018	1.67	0.71	0.71	(0.64)	16.29	$ 1,037,769
2017	1.62	0.73	0.73	0.24	17.56	$ 1,314,094
2016	1.54	0.72	0.72	2.32	14.53	$ 1,697,329
2015	1.56	0.73	0.73	1.15	18.56	$ 1,700,127
CLASS C SHARES
2020 (c)	1.45 (d)	0.93 (d)	0.93 (d)	0.10	11.20	$ 279,336
2019	1.56	0.94	0.94	4.16	21.22	$ 325,144
2018	1.43	0.95	0.95	(0.94)	16.29	$ 450,402
2017	1.38	0.97	0.97	0.01	17.56	$ 605,898
2016	1.30	0.96	0.96	2.07	14.53	$ 741,637
2015	1.32	0.96	0.96	0.98	18.56	$ 730,395
CLASS I SHARES
2020 (c)	1.95 (d)	0.43 (d)	0.43 (d)	0.35	11.20	$ 4,375,878
2019	2.04	0.45	0.45	4.67	21.22	$ 4,893,865
2018	1.95	0.43	0.43	(0.36)	16.29	$ 5,089,760
2017	1.93	0.42	0.42	0.49	17.56	$ 5,265,576
2016	1.85	0.41	0.41	2.64	14.53	$ 5,506,166
2015	1.88	0.41	0.41	1.54	18.56	$ 4,832,467
Thornburg Municipal Funds Semi-Annual Report  |  83

Financial Highlights
Limited Term California Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020 (c)	$ 13.72	0.10	(0.13)	(0.03)	(0.10)	—	(0.10)	$ 13.59
2019	$ 13.45	0.22	0.27	0.49	(0.22)	—	(0.22)	$ 13.72
2018	$ 13.78	0.20	(0.33)	(0.13)	(0.20)	—	(0.20)	$ 13.45
2017	$ 13.98	0.18	(0.20)	(0.02)	(0.18)	—	(0.18)	$ 13.78
2016	$ 13.84	0.18	0.14	0.32	(0.18)	—	(0.18)	$ 13.98
2015	$ 13.84	0.19	— (e)	0.19	(0.19)	—	(0.19)	$ 13.84
CLASS C SHARES
2020 (c)	$ 13.73	0.08	(0.13)	(0.05)	(0.08)	—	(0.08)	$ 13.60
2019	$ 13.46	0.18	0.27	0.45	(0.18)	—	(0.18)	$ 13.73
2018	$ 13.79	0.17	(0.33)	(0.16)	(0.17)	—	(0.17)	$ 13.46
2017	$ 13.99	0.15	(0.20)	(0.05)	(0.15)	—	(0.15)	$ 13.79
2016	$ 13.85	0.14	0.14	0.28	(0.14)	—	(0.14)	$ 13.99
2015	$ 13.85	0.16	— (e)	0.16	(0.16)	—	(0.16)	$ 13.85
CLASS I SHARES
2020 (c)	$ 13.73	0.12	(0.13)	(0.01)	(0.12)	—	(0.12)	$ 13.60
2019	$ 13.46	0.25	0.27	0.52	(0.25)	—	(0.25)	$ 13.73
2018	$ 13.79	0.24	(0.33)	(0.09)	(0.24)	—	(0.24)	$ 13.46
2017	$ 13.99	0.22	(0.20)	0.02	(0.22)	—	(0.22)	$ 13.79
2016	$ 13.85	0.22	0.14	0.36	(0.22)	—	(0.22)	$ 13.99
2015	$ 13.85	0.24	— (e)	0.24	(0.24)	—	(0.24)	$ 13.85

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
84  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Limited Term California Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020 (c)	1.44 (d)	0.86 (d)	0.91 (d)	(0.23)	10.59	$ 105,848
2019	1.58	0.93	0.93	3.63	17.86	$ 113,635
2018	1.50	0.92	0.92	(0.92)	25.20	$ 127,346
2017	1.33	0.93	0.93	(0.11)	18.25	$ 158,142
2016	1.28	0.93	0.93	2.32	16.47	$ 193,321
2015	1.39	0.94	0.94	1.40	14.43	$ 171,344
CLASS C SHARES
2020 (c)	1.15 (d)	1.14 (d)	1.19 (d)	(0.37)	10.59	$ 24,851
2019	1.31	1.21	1.21	3.34	17.86	$ 28,083
2018	1.23	1.19	1.19	(1.18)	25.20	$ 40,608
2017	1.08	1.19	1.19	(0.36)	18.25	$ 56,737
2016	1.04	1.18	1.18	2.06	16.47	$ 68,229
2015	1.15	1.18	1.18	1.15	14.43	$ 64,216
CLASS I SHARES
2020 (c)	1.68 (d)	0.61 (d)	0.67 (d)	(0.11)	10.59	$ 382,767
2019	1.84	0.67	0.68	3.90	17.86	$ 350,962
2018	1.76	0.66	0.67	(0.65)	25.20	$ 368,824
2017	1.62	0.64	0.64	0.19	18.25	$ 434,859
2016	1.60	0.62	0.62	2.64	16.47	$ 476,364
2015	1.70	0.63	0.63	1.72	14.43	$ 407,557
Thornburg Municipal Funds Semi-Annual Report  |  85

Financial Highlights
Intermediate New Mexico Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020 (c)	$ 13.35	0.14	(0.12)	0.02	(0.14)	—	(0.14)	$ 13.23
2019	$ 13.00	0.31	0.35	0.66	(0.31)	—	(0.31)	$ 13.35
2018	$ 13.30	0.33	(0.30)	0.03	(0.33)	—	(0.33)	$ 13.00
2017	$ 13.67	0.31	(0.37)	(0.06)	(0.31)	—	(0.31)	$ 13.30
2016	$ 13.55	0.30	0.12	0.42	(0.30)	—	(0.30)	$ 13.67
2015	$ 13.60	0.34	(0.05)	0.29	(0.34)	—	(0.34)	$ 13.55
CLASS D SHARES
2020 (c)	$ 13.36	0.12	(0.13)	(0.01)	(0.12)	—	(0.12)	$ 13.23
2019	$ 13.01	0.28	0.35	0.63	(0.28)	—	(0.28)	$ 13.36
2018	$ 13.31	0.30	(0.30)	—	(0.30)	—	(0.30)	$ 13.01
2017	$ 13.68	0.28	(0.37)	(0.09)	(0.28)	—	(0.28)	$ 13.31
2016	$ 13.55	0.28	0.12	0.40	(0.27)	—	(0.27)	$ 13.68
2015	$ 13.61	0.31	(0.06)	0.25	(0.31)	—	(0.31)	$ 13.55
CLASS I SHARES
2020 (c)	$ 13.34	0.16	(0.12)	0.04	(0.16)	—	(0.16)	$ 13.22
2019	$ 13.00	0.35	0.34	0.69	(0.35)	—	(0.35)	$ 13.34
2018	$ 13.29	0.37	(0.29)	0.08	(0.37)	—	(0.37)	$ 13.00
2017	$ 13.67	0.36	(0.38)	(0.02)	(0.36)	—	(0.36)	$ 13.29
2016	$ 13.54	0.35	0.12	0.47	(0.34)	—	(0.34)	$ 13.67
2015	$ 13.59	0.38	(0.05)	0.33	(0.38)	—	(0.38)	$ 13.54

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
86  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Intermediate New Mexico Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020 (c)	2.05 (d)	0.96 (d)	0.96 (d)	0.12	7.77	$ 80,082
2019	2.37	0.97	0.97	5.15	17.26	$ 84,782
2018	2.51	0.97	0.97	0.24	7.77	$ 94,686
2017	2.36	0.98	0.98	(0.38)	8.61	$ 116,915
2016	2.18	0.97	0.97	3.11	6.80	$ 136,743
2015	2.50	0.98	0.98	2.15	19.01	$ 139,939
CLASS D SHARES
2020 (c)	1.77 (d)	1.24 (d)	1.26 (d)	(0.10)	7.77	$ 14,652
2019	2.10	1.24	1.25	4.87	17.26	$ 15,888
2018	2.26	1.23	1.23	(0.02)	7.77	$ 18,436
2017	2.13	1.21	1.21	(0.61)	8.61	$ 22,666
2016	1.94	1.21	1.21	2.94	6.80	$ 28,489
2015	2.27	1.20	1.20	1.84	19.01	$ 28,953
CLASS I SHARES
2020 (c)	2.34 (d)	0.67 (d)	0.69 (d)	0.26	7.77	$ 63,448
2019	2.66	0.67	0.69	5.39	17.26	$ 62,162
2018	2.82	0.67	0.68	0.62	7.77	$ 53,675
2017	2.68	0.66	0.66	(0.13)	8.61	$ 62,243
2016	2.52	0.63	0.63	3.53	6.80	$ 65,843
2015	2.80	0.65	0.65	2.48	19.01	$ 57,958
Thornburg Municipal Funds Semi-Annual Report  |  87

Financial Highlights
Intermediate New York Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020 (c)	$ 12.95	0.13	(0.16)	(0.03)	(0.13)	—	(0.13)	$ 12.79
2019	$ 12.61	0.30	0.34	0.64	(0.30)	—	(0.30)	$ 12.95
2018	$ 13.00	0.30	(0.39)	(0.09)	(0.30)	—	(0.30)	$ 12.61
2017	$ 13.40	0.33	(0.40)	(0.07)	(0.33)	—	(0.33)	$ 13.00
2016	$ 13.18	0.29	0.22	0.51	(0.29)	—	(0.29)	$ 13.40
2015	$ 13.22	0.29	(0.04)	0.25	(0.29)	—	(0.29)	$ 13.18
CLASS I SHARES
2020 (c)	$ 12.95	0.15	(0.16)	(0.01)	(0.15)	—	(0.15)	$ 12.79
2019	$ 12.61	0.34	0.34	0.68	(0.34)	—	(0.34)	$ 12.95
2018	$ 13.00	0.34	(0.39)	(0.05)	(0.34)	—	(0.34)	$ 12.61
2017	$ 13.40	0.37	(0.40)	(0.03)	(0.37)	—	(0.37)	$ 13.00
2016	$ 13.18	0.33	0.22	0.55	(0.33)	—	(0.33)	$ 13.40
2015	$ 13.22	0.33	(0.04)	0.29	(0.33)	—	(0.33)	$ 13.18

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
88  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Intermediate New York Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020 (c)	2.05 (d)	0.99 (d)	1.11 (d)	(0.22)	11.71	$ 27,587
2019	2.38	0.99	1.12	5.16	17.75	$ 26,416
2018	2.36	0.99	1.08	(0.68)	15.88	$ 33,778
2017	2.50	0.99	1.09	(0.52)	11.11	$ 36,576
2016	2.18	0.96	1.03	3.91	7.02	$ 45,009
2015	2.16	0.98	1.05	1.87	7.72	$ 49,845
CLASS I SHARES
2020 (c)	2.37 (d)	0.67 (d)	0.87 (d)	(0.06)	11.71	$ 21,033
2019	2.69	0.67	0.88	5.50	17.75	$ 24,550
2018	2.68	0.67	0.82	(0.36)	15.88	$ 24,010
2017	2.81	0.67	0.77	(0.20)	11.11	$ 27,217
2016	2.51	0.63	0.72	4.25	7.02	$ 31,498
2015	2.47	0.67	0.76	2.19	7.72	$ 30,242
Thornburg Municipal Funds Semi-Annual Report  |  89

Financial Highlights
Intermediate Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020 (c)	$ 14.33	0.18	(0.26)	(0.08)	(0.18)	—	(0.18)	$ 14.07
2019	$ 13.80	0.34	0.53	0.87	(0.34)	—	(0.34)	$ 14.33
2018	$ 14.15	0.32	(0.35)	(0.03)	(0.32)	—	(0.32)	$ 13.80
2017	$ 14.47	0.30	(0.32)	(0.02)	(0.30)	—	(0.30)	$ 14.15
2016	$ 14.17	0.29	0.30	0.59	(0.29)	—	(0.29)	$ 14.47
2015	$ 14.23	0.30	(0.06)	0.24	(0.30)	—	(0.30)	$ 14.17
CLASS C SHARES
2020 (c)	$ 14.35	0.15	(0.26)	(0.11)	(0.15)	—	(0.15)	$ 14.09
2019	$ 13.82	0.29	0.53	0.82	(0.29)	—	(0.29)	$ 14.35
2018	$ 14.17	0.27	(0.35)	(0.08)	(0.27)	—	(0.27)	$ 13.82
2017	$ 14.49	0.26	(0.32)	(0.06)	(0.26)	—	(0.26)	$ 14.17
2016	$ 14.19	0.24	0.30	0.54	(0.24)	—	(0.24)	$ 14.49
2015	$ 14.25	0.25	(0.06)	0.19	(0.25)	—	(0.25)	$ 14.19
CLASS I SHARES
2020 (c)	$ 14.31	0.19	(0.26)	(0.07)	(0.19)	—	(0.19)	$ 14.05
2019	$ 13.78	0.38	0.53	0.91	(0.38)	—	(0.38)	$ 14.31
2018	$ 14.13	0.36	(0.35)	0.01	(0.36)	—	(0.36)	$ 13.78
2017	$ 14.46	0.35	(0.33)	0.02	(0.35)	—	(0.35)	$ 14.13
2016	$ 14.15	0.33	0.31	0.64	(0.33)	—	(0.33)	$ 14.46
2015	$ 14.22	0.34	(0.07)	0.27	(0.34)	—	(0.34)	$ 14.15

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
90  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Intermediate Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020 (c)	2.45 (d)	0.85 (d)	0.89 (d)	(0.61)	9.99	$ 306,503
2019	2.44	0.89	0.89	6.39	15.88	$ 313,967
2018	2.29	0.89	0.89	(0.21)	20.68	$ 324,199
2017	2.15	0.92	0.92	(0.08)	24.04	$ 387,790
2016	2.00	0.92	0.92	4.17	10.80	$ 467,335
2015	2.09	0.92	0.92	1.68	13.49	$ 423,113
CLASS C SHARES
2020 (c)	2.08 (d)	1.21 (d)	1.25 (d)	(0.78)	9.99	$ 66,800
2019	2.08	1.24	1.26	6.02	15.88	$ 76,994
2018	1.94	1.24	1.26	(0.55)	20.68	$ 104,093
2017	1.83	1.24	1.27	(0.40)	24.04	$ 140,176
2016	1.68	1.24	1.27	3.84	10.80	$ 170,149
2015	1.77	1.24	1.28	1.35	13.49	$ 160,042
CLASS I SHARES
2020 (c)	2.69 (d)	0.60 (d)	0.63 (d)	(0.49)	9.99	$ 647,689
2019	2.67	0.65	0.65	6.66	15.88	$ 730,144
2018	2.55	0.63	0.63	0.05	20.68	$ 905,641
2017	2.45	0.62	0.62	0.15	24.04	$ 951,888
2016	2.30	0.61	0.61	4.57	10.80	$ 958,674
2015	2.39	0.62	0.62	1.91	13.49	$ 751,486
Thornburg Municipal Funds Semi-Annual Report  |  91

Financial Highlights
Strategic Municipal Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2020 (c)	$ 15.32	0.19	(0.36)	(0.17)	(0.19)	—	(0.19)	$ 14.96
2019	$ 14.82	0.39	0.50	0.89	(0.39)	—	(0.39)	$ 15.32
2018	$ 15.14	0.37	(0.32)	0.05	(0.37)	—	(0.37)	$ 14.82
2017	$ 15.53	0.35	(0.39)	(0.04)	(0.35)	—	(0.35)	$ 15.14
2016	$ 15.16	0.33	0.37	0.70	(0.33)	—	(0.33)	$ 15.53
2015	$ 15.19	0.35	(0.02)	0.33	(0.35)	(0.01)	(0.36)	$ 15.16
CLASS C SHARES
2020 (c)	$ 15.34	0.15	(0.36)	(0.21)	(0.15)	—	(0.15)	$ 14.98
2019	$ 14.84	0.32	0.50	0.82	(0.32)	—	(0.32)	$ 15.34
2018	$ 15.16	0.30	(0.32)	(0.02)	(0.30)	—	(0.30)	$ 14.84
2017	$ 15.54	0.28	(0.38)	(0.10)	(0.28)	—	(0.28)	$ 15.16
2016	$ 15.17	0.28	0.37	0.65	(0.28)	—	(0.28)	$ 15.54
2015	$ 15.20	0.30	(0.02)	0.28	(0.30)	(0.01)	(0.31)	$ 15.17
CLASS I SHARES
2020 (c)	$ 15.33	0.20	(0.36)	(0.16)	(0.20)	—	(0.20)	$ 14.97
2019	$ 14.84	0.42	0.49	0.91	(0.42)	—	(0.42)	$ 15.33
2018	$ 15.16	0.41	(0.32)	0.09	(0.41)	—	(0.41)	$ 14.84
2017	$ 15.54	0.39	(0.38)	0.01	(0.39)	—	(0.39)	$ 15.16
2016	$ 15.17	0.38	0.37	0.75	(0.38)	—	(0.38)	$ 15.54
2015	$ 15.20	0.39	(0.01)	0.38	(0.40)	(0.01)	(0.41)	$ 15.17

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
92  |  Thornburg Municipal Funds Semi-Annual Report

Financial Highlights, Continued
Strategic Municipal Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2020 (c)	2.44 (d)	0.94 (d)	1.23 (d)	(1.15)	16.24	$ 57,388
2019	2.59	1.00	1.26	6.08	20.04	$ 56,124
2018	2.49	1.00	1.28	0.36	21.06	$ 53,693
2017	2.30	1.09	1.30	(0.23)	27.35	$ 61,525
2016	2.11	1.25	1.29	4.63	11.24	$ 79,058
2015	2.28	1.25	1.31	2.18	12.13	$ 66,722
CLASS C SHARES
2020 (c)	1.97 (d)	1.41 (d)	1.61 (d)	(1.38)	16.24	$ 18,097
2019	2.13	1.47	1.65	5.58	20.04	$ 20,085
2018	2.01	1.48	1.64	(0.12)	21.06	$ 24,951
2017	1.88	1.52	1.66	(0.59)	27.35	$ 32,926
2016	1.80	1.55	1.66	4.32	11.24	$ 38,773
2015	1.98	1.55	1.70	1.87	12.13	$ 29,073
CLASS I SHARES
2020 (c)	2.66 (d)	0.72 (d)	0.95 (d)	(1.04)	16.24	$ 213,745
2019	2.81	0.78	0.98	6.24	20.04	$ 219,535
2018	2.72	0.78	0.96	0.59	21.06	$ 185,555
2017	2.56	0.83	0.94	0.09	27.35	$ 174,892
2016	2.42	0.93	0.93	4.96	11.24	$ 190,658
2015	2.60	0.93	0.93	2.50	12.13	$ 151,992
Thornburg Municipal Funds Semi-Annual Report  |  93

Expense Example
March 31, 2020 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2019, and held until March 31, 2020.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	BEGINNING ACCOUNT VALUE 10/1/19	ENDING ACCOUNT VALUE 3/31/20	EXPENSES PAID DURING PERIOD† 10/1/19–3/31/20
SHORT DURATION MUNICIPAL FUND
Class A Shares
Actual	$1,000.00	$ 998.50	$3.50
Hypothetical*	$1,000.00	$1,021.50	$3.54
Class I Shares
Actual	$1,000.00	$ 999.48	$2.50
Hypothetical*	$1,000.00	$1,022.50	$2.53
LIMITED TERM MUNICIPAL FUND
Class A Shares
Actual	$1,000.00	$1,001.58	$3.40
Hypothetical*	$1,000.00	$1,021.60	$3.44
Class C Shares
Actual	$1,000.00	$1,001.03	$4.65
Hypothetical*	$1,000.00	$1,020.35	$4.70
Class I Shares
Actual	$1,000.00	$1,003.52	$2.15
Hypothetical*	$1,000.00	$1,022.85	$2.17
LIMITED TERM CALIFORNIA FUND
Class A Shares
Actual	$1,000.00	$ 997.67	$4.29
Hypothetical*	$1,000.00	$1,020.70	$4.34
Class C Shares
Actual	$1,000.00	$ 996.26	$5.69
Hypothetical*	$1,000.00	$1,019.30	$5.76
Class I Shares
Actual	$1,000.00	$ 998.90	$3.05
Hypothetical*	$1,000.00	$1,021.95	$3.08
INTERMEDIATE NEW MEXICO FUND
Class A Shares
Actual	$1,000.00	$1,001.17	$4.80
Hypothetical*	$1,000.00	$1,020.20	$4.85
Class D Shares
Actual	$1,000.00	$ 999.05	$6.20
Hypothetical*	$1,000.00	$1,018.80	$6.26
Class I Shares
Actual	$1,000.00	$1,002.63	$3.35
Hypothetical*	$1,000.00	$1,021.65	$3.39
INTERMEDIATE NEW YORK FUND
Class A Shares
Actual	$1,000.00	$ 997.79	$4.94
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class I Shares
Actual	$1,000.00	$ 999.37	$3.35
Hypothetical*	$1,000.00	$1,021.65	$3.39
INTERMEDIATE MUNICIPAL FUND
Class A Shares
Actual	$1,000.00	$ 993.91	$4.24
Hypothetical*	$1,000.00	$1,020.75	$4.29
Class C Shares
Actual	$1,000.00	$ 992.16	$6.03
Hypothetical*	$1,000.00	$1,018.95	$6.11
Class I Shares
Actual	$1,000.00	$ 995.13	$2.99
Hypothetical*	$1,000.00	$1,022.00	$3.03

94  |  Thornburg Municipal Funds Semi-Annual Report

Expense Example, Continued
March 31, 2020 (Unaudited)
	BEGINNING ACCOUNT VALUE 10/1/19	ENDING ACCOUNT VALUE 3/31/20	EXPENSES PAID DURING PERIOD† 10/1/19–3/31/20
STRATEGIC MUNICIPAL INCOME FUND
Class A Shares
Actual	$1,000.00	$ 988.49	$4.67
Hypothetical*	$1,000.00	$1,020.30	$4.75
Class C Shares
Actual	$1,000.00	$ 986.22	$7.00
Hypothetical*	$1,000.00	$1,017.95	$7.11
Class I Shares
Actual	$1,000.00	$ 989.58	$3.58
Hypothetical*	$1,000.00	$1,021.40	$3.64

†	Short Duration Municipal Fund Expenses are equal to the annualized expense ratio for each class (A: 0.70%; I: 0.50%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Limited Term Municipal Fund Expenses are equal to the annualized expense ratio for each class (A: 0.68%; C: 0.93%; I: 0.43%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Limited Term California Fund Expenses are equal to the annualized expense ratio for each class (A: 0.86%; C: 1.14%; I: 0.61%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Intermediate New Mexico Fund Expenses are equal to the annualized expense ratio for each class (A: 0.96%; D: 1.24%; I: 0.67%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Intermediate New York Fund Expenses are equal to the annualized expense ratio for each class (A: 0.99%; I: 0.67%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Intermediate Municipal Fund Expenses are equal to the annualized expense ratio for each class (A: 0.85%; C: 1.21%; I: 0.60%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Strategic Municipal Income Fund Expenses are equal to the annualized expense ratio for each class (A: 0.94%; C: 1.41%; I: 0.72%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.
Thornburg Municipal Funds Semi-Annual Report  |  95

Other Information
March 31, 2020 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Fund’s Form N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for each of the Funds under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that a Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program Administrator has delegated certain functions, including daily oversight and management of the Funds’ Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 4, 2019, the Trustees reviewed the Liquidity Committee’s initial written report (the “Report”) concerning the operation of the LRMP for the period from December 1, 2018 through November 22, 2019 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of a Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to each Fund’s Liquidity Risk, an evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial ownership positions in each Fund, the likelihood that any of those firms may redeem their clients’ investments from the Funds without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address each Fund’s Liquidity Risk, that all of the Funds are able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that each Fund remains primarily highly liquid, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Funds’ Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which a Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
96  |  Thornburg Municipal Funds Semi-Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
Thornburg Municipal Funds Semi-Annual Report  |  97

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $35.1 billion (as of March 31, 2020) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Value Fund
■	Thornburg Better World Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
DOMESTIC EQUITY
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
ALTERNATIVES
■	Thornburg Long/Short Equity Fund
FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Low Duration Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
98   |  Thornburg Municipal Funds Semi-Annual Report

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Thornburg Municipal Funds Semi-Annual Report  |  99

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4626

Semi-Annual Report
March 31, 2020
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Capital Management Fund
Semi-Annual Report  |  March 31, 2020

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	N/A	885-216-739
Semi-Annual Report  |  3

Letter to Shareholders
Thornburg Capital Management Fund  |  March 31, 2020 (Unaudited)
Dear Shareholder:
I hope this letter finds you safe and healthy. Amid the COVID-19 pandemic, we’re all adjusting to the challenges of working and living new ways while trying to see into a cloudy future. In these uncertain times, all of us at Thornburg Investment Management are squarely focused on providing you with the best investment outcomes that we can.
Many of our portfolios were well positioned for higher volatility. While we did not predict the cause of this downturn, it’s clear that high prices make for more vulnerable markets. Given our solid liquidity and preparation, we’ve been able to take advantage of price swings as many assets were on sale after the market’s decline. Longer term, it appears even the extraordinary fiscal and monetary support will merely cushion the blow. After all, the reason policy makers’ actions have been so extreme is in large part because they view them as necessary.
Looking forward, our nimble, collaborative investment team is well suited to deliver. The reason that we have a benchmark agnostic, flexible approach is so that we can go where we find value, within the mandate and objectives of the portfolio. While many investment firms have good products and processes, Thornburg is designed to see the world differently, and our perspective from Santa Fe, NM, is especially valuable in challenging times. While many other professionals are siloed into narrow areas of expertise, without the ability to evaluate the bigger picture, we work across sectors and asset classes to find great investments and put them into balanced portfolios. The last few months have demonstrated the strength of our approach, given its adaptability and capacity to place new information in the context of broad portfolios quickly. Being nimble is part of Thornburg’s culture, and people across the organization are finding new ways to pitch in for the sake of our clients.
No one can predict with certainty what the market has in store for us, especially in the context of the current health crisis. What does seem certain, however, is that the events of the last few months are accelerating change that was already occurring, as well as underlining the vulnerability of many of the systems that many of us take for granted. That is true in our daily lives, as well as in financial markets. We believe our understanding of and participation in the interconnectedness of these markets is our core competency: We’re built for this.
Thank you so much for your time and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Semi-Annual Report

Performance Summary
Thornburg Capital Management Fund  |  March 31, 2020 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	SINCE INCEP.
Class I Shares (Incep: 7/31/15)	2.14%	1.91%	1.40%
FTSE 1-Month T-Bill Index (Since 7/31/15)	1.97%	1.70%	1.16%
30-DAY YIELDS, I SHARES (with sales charge)
Annualized Distribution Yield	1.89%
SEC Yield	1.85%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, call 800-847-0200. There is no sales charge for class I shares.

Fund Summary
PORTFOLIO COMPOSITION
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Glossary
FTSE 1-Month Treasury Bill Index - Measures monthly return equivalents of yield averages that are not marked to market. The One-Month Treasury Bill Index consists of the last one-month Treasury bill issue.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.
Short-Term Credit Ratings - A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Short-term obligation ratings of A-1 (the highest), A-2 and A-3 are investment-grade quality. Ratings of B, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Semi-Annual Report  |  5

Schedule of Investments
Thornburg Capital Management Fund  |  March 31, 2020 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
SHORT-TERM INVESTMENTS — 103.0%
	American Honda Finance, 1.100%, 4/7/2020	$23,000,000	$ 22,995,783
[a]	AON Corp., 3.450%, 4/6/2020	2,000,000	1,999,042
	Apple, Inc.,
[a]	1.150%, 4/22/2020	15,000,000	14,989,937
[a]	1.150%, 4/23/2020	1,000,000	999,297
[a]	Archer-Daniels-Midland Company, 1.950%, 4/2/2020	11,817,000	11,816,360
[a]	AT&T, Inc., 2.500%, 4/1/2020	9,707,000	9,707,000
[a]	Atmos Energy Corp., 2.100%, 4/1/2020	15,000,000	15,000,000
[a]	AVANGRID, Inc., 1.400%, 4/2/2020	16,000,000	15,999,378
[a,b]	BAT International Finance plc, 1.450%, 4/3/2020	21,000,000	20,998,308
[a]	Berkshire Hathaway Energy, 1.700%, 4/1/2020	8,400,000	8,400,000
[a]	Brown-Forman Corp., 1.550%, 4/7/2020	10,000,000	9,997,417
[a,b]	Canadian National Railway Co., 1.150%, 4/7/2020	15,000,000	14,997,125
	Caterpillar Financial Services Corp.,
	1.550%, 4/6/2020	1,000,000	999,785
	1.750%, 4/1/2020	15,000,000	15,000,000
	CenterPoint Energy, Inc.,
[a]	2.570%, 4/2/2020	12,000,000	11,999,143
[a]	2.750%, 4/1/2020	13,000,000	13,000,000
[a]	Chevron Corp., 1.950%, 4/8/2020	2,000,000	1,999,242
[c]	City & County of Denver (SPA JP Morgan Chase Bank, N.A.) COP, 0.750%, 12/1/2029 (put 4/1/2020)	6,155,000	6,155,000
[a,c]	City of Irvine Reassessment District No 05-21(Public Improvments; LOC U.S. Bank N.A.), 0.800%, 9/2/2050 (put 4/1/2020)	500,000	500,000
[c]	City of New York (SPA Landesbank Hessen-Thuringen) GO, 0.850%, 8/1/2035 (put 4/1/2020)	4,805,000	4,805,000
[c]	County of Weber (IHC Health Services, Inc. Obligated Group; SPA Bank of New York Mellon), 0.750%, 2/15/2031 (put 4/1/2020)	11,700,000	11,700,000
[a]	Cummins, Inc., 1.500%, 4/2/2020	20,000,000	19,999,167
[a]	Daimler Finance North America, 3.250%, 4/20/2020	16,000,000	15,972,556
	Emerson Electric Co.,
[a]	2.050%, 4/13/2020	4,500,000	4,496,925
[a]	2.100%, 4/2/2020	7,213,000	7,212,579
	Experian Finance plc,
[a,b]	2.500%, 4/1/2020	1,000,000	1,000,000
[a,b]	3.250%, 4/16/2020	15,000,000	14,979,687
	Florida Power & Light Co.,
	1.710%, 4/1/2020	1,000,000	1,000,000
	1.720%, 4/1/2020	14,000,000	14,000,000
[a]	General Dynamics Corp., 1.150%, 4/8/2020	20,000,000	19,995,528
	General Electric Co., 2.100%, 4/17/2020	16,000,000	15,985,067
[c]	Health & Educational Facilities Authority of the State of Missouri (Washington University; SPA JP Morgan Chase Bank, N.A.), 1.100%, 9/1/2030 (put 4/1/2020)	2,300,000	2,300,000
	Hitachi America Capital Ltd., 1.300%, 4/3/2020	5,343,000	5,342,614
[c]	Illinois (NorthShore University HealthSystem; SPA JP Morgan Chase Bank, N.A.) DFA, 0.750%, 5/1/2031 (put 4/1/2020)	1,770,000	1,770,000
[c]	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group; SPA U.S. Bank, N.A.), 1.100%, 8/15/2042 (put 4/1/2020)	3,960,000	3,960,000
[c]	Indiana Finance Authority (Franciscan Alliance, Inc. Obligated Group; LOC Barclays Bank Plc), 0.850%, 11/1/2037 (put 4/1/2020)	635,000	635,000
[c]	Indiana Finance Authority (Marion County Capital Improvement Board; SPA U.S. Bank, N.A.), 1.100%, 2/1/2037 (put 4/1/2020)	18,585,000	18,585,000
[c]	Irvine Ranch Water District (Variable-IMPT Dists-Cons; LOC U.S. Bank N.A.), 0.800%, 10/1/2041 (put 4/1/2020)	585,000	585,000
[c]	JEA Water & Sewer System Revenue (SPA U.S. Bank, N.A.), 1.100%, 10/1/2038 (put 4/1/2020)	8,400,000	8,400,000
[a]	Johnson Controls, Inc., 3.250%, 4/2/2020	1,000,000	999,910
	Kellogg Co.,
[a]	3.650%, 4/9/2020	16,000,000	15,987,022
[a]	3.800%, 4/15/2020	16,000,000	15,976,356
[a]	Keurig Dr Pepper, Inc., 3.250%, 4/13/2020	16,000,000	15,982,667
[a]	L’oreal USA, Inc., 1.500%, 4/2/2020	13,000,000	12,999,458
[a]	Louisville Gas & Electric Co., 1.480%, 4/7/2020	13,000,000	12,996,793
[a]	Lowes Co., 2.700%, 4/2/2020	1,000,000	999,925
[c]	Manatee County (Florida Power & Light Co.), 0.850%, 9/1/2024 (put 4/1/2020)	1,800,000	1,800,000
	Marriott International, Inc.,
[a]	3.750%, 4/8/2020	7,000,000	6,994,896
[a]	3.750%, 4/14/2020	3,935,000	3,929,671
[a]	14.000%, 4/22/2020	500,000	495,917
[a]	Merck & Co., Inc., 1.170%, 4/2/2020	20,000,000	19,999,350
[c]	Missouri Development Finance Board (Nelson Gallery Foundation; SPA U.S. Bank, N.A.), 1.100%, 12/1/2037 (put 4/1/2020)	15,730,000	15,730,000
[a]	Mondelez International, Inc., 3.080%, 4/7/2020	16,000,000	15,991,787
6 | Semi-Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  March 31, 2020 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
[a]	National Grid USA, 2.960%, 4/6/2020	$16,000,000	$ 15,993,422
	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA State Street Bank & Trust Co.),
[c]	0.750%, 7/1/2035 (put 4/1/2020)	3,775,000	3,775,000
[c]	0.850%, 7/1/2035 (put 4/1/2020)	2,715,000	2,715,000
[c]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA Wells Fargo Bank, N.A.), 0.850%, 7/1/2033 (put 4/1/2020)	10,730,000	10,730,000
[c]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA State Street Bank & Trust Co.), 1.100%, 8/1/2039 (put 4/1/2020)	500,000	500,000
[c]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA U.S. Bank, N.A.), 1.100%, 8/1/2042 (put 4/1/2020)	7,550,000	7,550,000
[c]	New York City Water & Sewer System (SPA State Street Bank & Trust Co.), 1.100%, 6/15/2045 (put 4/1/2020)	16,415,000	16,415,000
[a]	NextEra Energy Capital Holdings, Inc., 3.250%, 4/1/2020	14,000,000	14,000,000
[a]	Oglethorpe Power Corp., 1.800%, 4/23/2020	12,000,000	11,986,800
[c]	Ohio Higher Educational Facility Commission (Cleveland Clinic Health System Obligated Group; SPA U.S. Bank, N.A.), 1.050%, 1/1/2039 (put 4/1/2020)	3,025,000	3,025,000
[c]	Ohio Higher Educational Facility Commission (LOC Barclays Bank Plc), 0.850%, 1/1/2043 (put 4/1/2020)	2,500,000	2,500,000
	One Gas, Inc.,
[a]	2.050%, 4/20/2020	5,120,000	5,114,460
[a]	2.100%, 4/2/2020	5,000,000	4,999,708
	Pacific Corp., 3.150%, 4/2/2020	16,000,000	15,998,600
[a]	Pfizer, Inc., 1.950%, 4/6/2020	13,390,000	13,386,373
	Philip Morris International, Inc.,
[a]	1.050%, 4/20/2020	9,860,000	9,854,536
[a]	1.250%, 4/16/2020	3,140,000	3,138,365
[a]	Roche Holding, Inc., 1.350%, 4/2/2020	15,000,000	14,999,437
	Ryder System, Inc.,
	1.900%, 4/2/2020	1,000,000	999,947
	3.250%, 4/1/2020	15,000,000	15,000,000
[a]	Southern California Edison Co., 2.700%, 4/2/2020	12,000,000	11,999,100
[a]	Southern Co. Gas Capital Corp., 1.440%, 4/1/2020	15,031,000	15,031,000
	Stanley Works (The),
[a]	2.300%, 4/16/2020	10,248,000	10,238,179
[a]	2.550%, 4/6/2020	1,000,000	999,646
[d]	State Street Institutional Treasury Money Market Fund Premier Class,, 0.580%,	32,114,217	32,114,217
	Total Capital Canada, Ltd.,
[a,b]	1.380%, 4/6/2020	600,000	599,885
[a,b]	1.700%, 4/23/2020	7,300,000	7,292,416
[c]	Triborough Bridge and Tunnel Authority (LOC U.S. Bank N.A.), 1.100%, 1/1/2031 (put 4/1/2020)	1,985,000	1,985,000
	Union Pacific Corp.,
[a]	1.100%, 4/8/2020	16,000,000	15,996,578
[a]	1.400%, 4/3/2020	7,000,000	6,999,456
[c]	University of North Carolina at Chapel Hill (SPA Landesbank Hessen-Thuringen), 0.800%, 2/15/2031 (put 4/1/2020)	2,085,000	2,085,000
[a]	Viacomcbs Inc., 3.000%, 4/2/2020	16,000,000	15,998,667
[a]	Western Union Co., 2.950%, 4/1/2020	10,000,000	10,000,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $815,181,484)		815,181,484
	Total Investments — 103.0% (Cost $815,181,484)		$815,181,484
	Liabilities Net of Other Assets — (3.0)%		(23,646,544)
	Net Assets — 100.0%		$791,534,940

Footnote Legend
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2020, the aggregate value of these securities in the Fund’s portfolio was $548,040,471, representing 69.24% of the Fund’s net assets.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
d	Rate represents the money market fund annualized seven-day yield at March 31, 2020.
See notes to financial statements.	Semi-Annual Report | 7

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  March 31, 2020 (Unaudited)
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
COP	Certificates of Participation
DFA	Development Finance Authority
GO	General Obligation
JEA	Jacksonville Electric Authority
LOC	Letter of Credit
SPA	Stand-by Purchase Agreement
8 | Semi-Annual Report	See notes to financial statements.

Statement of Assets and Liabilities
Thornburg Capital Management Fund  |  March 31, 2020 (Unaudited)
ASSETS
Investment in securities, at cost	$ 815,181,484
Investments at value	815,181,484
Cash	104,235
Dividends receivable	1,598
Interest receivable	278,993
Prepaid expenses and other assets	5,179
Total Assets	815,571,489
Liabilities
Payable for investments purchased	23,998,243
Accounts payable and accrued expenses	38,306
Total Liabilities	24,036,549
Net Assets	$ 791,534,940
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 791,534,940
Net Assets	$ 791,534,940
NET ASSET VALUE
Class I Shares:
Net assets applicable to shares outstanding	$ 791,534,940
Shares outstanding	79,155,863
Net asset value and redemption price per share	$ 10.00
See notes to financial statements.
Semi-Annual Report  |  9

Statement of Operations
Thornburg Capital Management Fund  |  Six Months Ended March 31, 2020 (Unaudited)
INVESTMENT INCOME
Interest income	$ 11,689,647
Dividend income	1,598
Total Income	11,691,245
EXPENSES
Transfer agent fees	1,913
Custodian fees	46,973
Professional fees	15,489
Officer fees	5,448
Other expenses	14,501
Total Expenses	84,324
Net Investment Income (Loss)	$ 11,606,921
See notes to financial statements.
10   |  Semi-Annual Report

Statements of Changes in Net Assets
Thornburg Capital Management Fund
	Six Months Ended March 31, 2020*	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 11,606,921	$ 27,257,128
Net Increase in Net Assets Resulting from Operations	11,606,921	27,257,128
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class I Shares	(11,630,616)	(27,257,128)
FUND SHARE TRANSACTIONS
Class I Shares	(761,118,513)	227,151,860
Net Increase (Decrease) in Net Assets	(761,142,208)	227,151,860
NET ASSETS
Beginning of Period	1,552,677,148	1,325,525,288
End of Period	$ 791,534,940	$ 1,552,677,148

*	Unaudited.
See notes to financial statements.
Semi-Annual Report  |  11

Notes to Financial Statements
Thornburg Capital Management Fund  |  March 31, 2020 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Capital Management Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income consistent with liquidity management and safety of capital. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, foreign investment risk, liquidity risk and diversification risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
The Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including administration fees, transfer agent fees, government registration fees, printing and postage costs, and legal expenses.
Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section (4)2 of the 1933 Act. Investments in the Fund may only be made by investment companies, or other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Thornburg Investment Management, Inc. (the "Advisor"), acting as the agent for the other series of the Trust, will affect all purchases and sells of shares of the Fund on behalf of any series of the Trust.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
12   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  March 31, 2020 (Unaudited)
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at March 31, 2020 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities held with a maturity of less than 60 days are valued using the amortized cost method. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Semi-Annual Report  |  13

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  March 31, 2020 (Unaudited)
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2020:
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Short-Term Investments	$ 815,181,484	$ 32,114,217	$ 783,067,267	$ —
Total Assets	$ 815,181,484	$ 32,114,217	$ 783,067,267	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund. The Fund does not pay an advisory fee to the Advisor under this agreement.
The Advisor provides certain administrative services to the Fund. No fees are charged for these services.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2020, the Fund had no such transactions with affiliated funds.
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2020, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
14   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  March 31, 2020 (Unaudited)
At March 31, 2020, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 815,181,484
Net unrealized appreciation (depreciation) on investments (tax basis)	$ -
There is no unrealized gain (loss) in the Fund at March 31, 2020 due to all securities with less than 60 days to maturity being valued by the amortized cost method.
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At March 31, 2020, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2020		YEAR ENDED September 30, 2019 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	410,446,608	$ 4,104,466,085	710,137,132	$ 7,101,371,322
Shares issued to shareholders in reinvestment of dividends	1,163,062	11,630,616	2,724,210	27,242,096
Shares repurchased	(487,721,522)	(4,877,215,214)	(690,146,156)	(6,901,461,558)
Net increase (decrease)	(76,111,852)	$ (761,118,513)	22,715,186	$ 227,151,860
NOTE 7 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2020, the Fund had no purchase and sale transactions of investments other than short-term investments.
Semi-Annual Report  |  15

Financial Highlights
	Per Share Performance (For a Share Outstanding throughout the Period)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Class I
2020 (b)	$ 10.00	0.09	—	0.09	(0.09)	—	(0.09)	$ 10.00
2019	$ 10.00	0.24	—	0.24	(0.24)	—	(0.24)	$ 10.00
2018	$ 10.00	0.18	—	0.18	(0.18)	—	(0.18)	$ 10.00
2017	$ 10.00	0.09	—	0.09	(0.09)	—	(0.09)	$ 10.00
2016	$ 10.00	0.05	—	0.05	(0.05)	—	(0.05)	$ 10.00
2015 (e)	$ 10.00	— (f)	— (g)	— (h)	— (i)	—	—	$ 10.00

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Annualized.
(d)	Portfolio turnover rate equals zero due to no long term investment transactions in the period.
(e)	Fund commenced operations on July 31, 2015.
(f)	Net investment income (loss) was less than $0.01 per share.
(g)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(h)	Total from investment operations was less than $0.01 per share.
(i)	Dividends from net investment income per share were less than $(0.01).
+	Based on weighted average shares outstanding.
See notes to financial statements.
16  |  Semi-Annual Report

Financial Highlights, Continued
	Ratios to Average Net Assets			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class I
2020 (b)	1.79 (c)	0.01 (c)	0.01 (c)	0.91	— (d)	$ 791,535
2019	2.44	0.02	0.02	2.48	— (d)	$ 1,552,677
2018	1.76	0.02	0.02	1.76	— (d)	$ 1,325,525
2017	0.89	0.03	0.03	0.87	— (d)	$ 1,130,021
2016	0.45	0.03	0.03	0.45	— (d)	$ 1,393,536
2015 (e)	0.26 (c)	0.03 (c)	0.03 (c)	0.04	— (d)	$ 1,772,860
Semi-Annual Report  |  17

Expense Example
Thornburg Capital Management Fund  |  March 31, 2020 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs of investing in the Fund. Because the Fund does not pay any management fee or distribution and/or service (12b-1) fee, the Fund’s ongoing costs are comprised of other Fund expenses. Shareholders of the Fund do not incur any transaction costs.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2019, and held until March 31, 2020.
	BEGINNING ACCOUNT VALUE 10/1/19	ENDING ACCOUNT VALUE 3/31/20	EXPENSES PAID DURING PERIOD† 10/1/19—3/31/20
CLASS I SHARES
Actual	$1,000.00	$1,009.11	$0.05
Hypothetical*	$1,000.00	$1,024.95	$0.05

†	Expenses are equal to the annualized expense ratio for each class (I: 0.01%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
18  |  Semi-Annual Report

Other Information
March 31, 2020 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Fund’s Form N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
The Trustees of the Trust have appointed the Advisor (“Program Administrator”) to administer the Trust’s liquidity risk management program (the “LRMP”) adopted for the Fund under rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The LRMP is designed to reduce the risk that the Fund will be unable to meet its redemption obligations under the 1940 Act, and to mitigate the dilution of the interests of Fund shareholders occasioned by redemptions tendered by other shareholders (“Liquidity Risk”). Pursuant to the LRMP, the Program Administrator has delegated certain functions, including daily oversight and management of the Fund’s Liquidity Risk, to its Liquidity Risk Management Committee (the “Liquidity Committee”). Under the LRMP, the Liquidity Committee performs the annual review of the LRMP required by the Liquidity Rule.
On December 4, 2019, the Trustees reviewed the Liquidity Committee’s initial written report (the “Report”) concerning the operation of the LRMP for the period from December 1, 2018 through November 22, 2019 (the “Reporting Period”). The Report addressed the operation, adequacy and effectiveness of the LRMP, the operation of the Fund’s highly liquid investment minimum, and any material changes to the LRMP during the Reporting Period. The Report provided an assessment of the various factors relevant to the Fund’s Liquidity Risk, an evaluation of data provided by a third-party liquidity assessment vendor and other relevant data, and reports on the Liquidity Committee’s consideration of intermediary firms with the largest beneficial ownership positions in the Fund, the likelihood that any of those firms may redeem their clients’ investments from the Fund without prior notice, and the effect that such redemptions could have on Fund liquidity. The Report concluded that the LRMP remains adequate and effective to address the Fund’s Liquidity Risk, that the Fund is able to meet redemption requests in current market conditions and in reasonably expected stressed conditions without significant dilution of remaining shareholders, that the Fund remains primarily highly liquid, and the third-party liquidity assessment vendor’s system continues to be a useful tool for assessing the Fund’s Liquidity Risk. The Report stated that there have been no instances since the LRMP’s adoption in which the Fund exceeded its limitation on illiquid investments, nor have there been any material changes to the LRMP since its adoption.
Semi-Annual Report  |  19

Trustees’ Statement to Shareholders (Unaudited)
Readopted September 17, 2019
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
20  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $35.1 billion (as of March 31, 2020) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Value Fund
■	Thornburg Better World Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
DOMESTIC EQUITY
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
ALTERNATIVES
■	Thornburg Long/Short Equity Fund
FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Low Duration Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  21

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Semi-Annual Report  |  23

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4624

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s second fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1)	Not Applicable

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Short Duration Municipal Fund, Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, California Limited Term Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Low Duration Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Core Growth Fund, International Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, Developing World Fund, Better World International Fund, Capital Management Fund, Long/Short Equity Fund and Summit Fund.

By:	/s/ Jason H. Brady

Jason H. Brady

President and principal executive officer

Date:	May 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jason H. Brady

Jason H. Brady

President and principal executive officer

Date:	May 19, 2020

By:	/s/ Nimish Bhatt

Nimish Bhatt

Principal financial officer

Date:	May 19, 2020